SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT (No. 002-55725)
	UNDER THE SECURITIES ACT OF 1933	[X]
	Pre-Effective Amendment No.	[ ]
	Post-Effective Amendment No. 100	[X]
and
REGISTRATION STATEMENT (No. 811-02720)
	UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
	Amendment No. 100	[X]

Fidelity Municipal Trust
(Exact Name of Registrant as Specified in Charter)

82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number: 617-563-7000

Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)

It is proposed that this filing will become effective
( )	immediately upon filing pursuant to paragraph (b).
(X)	on (February 27, 2005) pursuant to paragraph (b) at 5:30 p.m. Eastern Time.
( )	60 days after filing pursuant to paragraph (a)(1) at 5:30 p.m. Eastern Time.
( )	on ( )pursuant to paragraph (a)(1) of Rule 485 at 5:30 p.m. Eastern Time.
( )	75 days after filing pursuant to paragraph (a)(2) at 5:30 p.m. Eastern Time.
( )	on ( ) pursuant to paragraph (a)(2) of Rule 485 at 5:30 p.m. Eastern Time.

If appropriate, check the following box:
( )	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity's

Michigan Municipal

Funds

Fidelity® Michigan Municipal Money Market Fund

(fund number 420, trading symbol FMIXX)

Spartan® Michigan Municipal Income Fund

(fund number 081, trading symbol FMHTX)

Prospectus

February 27, 2005

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

Michigan Municipal Money Market Fund seeks as high a level of current income, exempt from federal income tax and Michigan personal income tax, as is consistent with the preservation of capital.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing in municipal money market securities.
  Normally investing at least 80% of assets in municipal securities whose interest is exempt from federal and Michigan personal income taxes.
  Potentially investing up to 20% of assets in municipal securities whose interest is subject to Michigan personal income tax.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
  Foreign Exposure. Entities providing credit support or a maturity-shortening structure that are located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
  Geographic Concentration. Unfavorable political or economic conditions within Michigan can affect the credit quality of issuers located in that state.
  Issuer-Specific Changes. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Investment Objective

Spartan® Michigan Municipal Income Fund seeks a high level of current income exempt from federal income tax and Michigan personal income tax.

Principal Investment Strategies

FMR's principal investment strategies include:

  Normally investing at least 80% of assets in investment-grade municipal securities whose interest is exempt from federal and Michigan personal income taxes.

Prospectus

Fund Summary - continued

  Managing the fund to have similar overall interest rate risk to an index, which as of December 31, 2004, was the Lehman Brothers Michigan Municipal Bond Index.
  Allocating assets across different market sectors and maturities.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer to select investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Geographic Concentration. Unfavorable political or economic conditions within Michigan can affect the credit quality of issuers located in that state.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Performance

The following information is intended to help you understand the risks of investing in each fund. The information illustrates the changes in each fund's performance from year to year and compares Spartan Michigan Municipal Income's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Spartan Michigan Municipal Income also compares its performance to the performance of an additional index over various periods of time. Returns (before and after taxes for the bond fund) are based on past results and are not an indication of future performance.

Prospectus

Year-by-Year Returns

MI Municipal Money Market
Calendar Years	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
	3.38%	3.00%	3.18%	3.00%	2.82%	3.69%	2.35%	1.03%	0.63%	0.73%



During the periods shown in the chart for Michigan Municipal Money Market:	Returns	Quarter ended
Highest Quarter Return	 0.97%	December 31, 2000
Lowest Quarter Return	 0.11%	September 30, 2003
Spartan MI Municipal Income
Calendar Years	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
	15.41%	3.38%	9.02%	5.71%	-2.63%	11.19%	4.77%	9.78%	5.87%	3.90%



During the periods shown in the chart for Spartan Michigan Municipal Income:	Returns	Quarter ended
Highest Quarter Return	 5.10%	March 31, 1995
Lowest Quarter Return	 -2.59%	June 30, 2004

Prospectus

Fund Summary - continued

Average Annual Returns

After-tax returns for the bond fund are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

For the periods ended December 31, 2004	Past 1 year	Past 5 years	Past 10 years
Michigan Municipal Money Market	 0.73%	 1.68%	 2.37%
Spartan Michigan Municipal Income
Return Before Taxes	 3.90%	 7.06%	 6.54%
Return After Taxes on Distributions	 3.79%	 7.04%	 6.50%
Return After Taxes on Distributions and Sale of Fund Shares	 4.11%	 6.76%	 6.35%
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	 4.48%	 7.20%	 7.06%
Lehman Brothers Michigan Enhanced Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	 4.13%	 7.32%	 7.21%
LipperSM Michigan Municipal Debt Funds Average (reflects no deduction for sales charges or taxes)	 3.30%	 6.25%	 6.19%

If FMR were to reimburse certain expenses, returns would be higher during these periods.

Lehman Brothers Municipal Bond Index is a market value-weighted index of investment-grade fixed-rate tax-exempt municipal bonds with maturities of one year or more.

Lehman Brothers Michigan Enhanced Municipal Bond Index is a market value-weighted index of Michigan investment-grade fixed-rate municipal bonds with maturities of one year or more.

The Lipper Funds Average reflects the performance of mutual funds with similar objectives.

Prospectus

Fee Table

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of a fund. The annual fund operating expenses provided below for Michigan Municipal Money Market do not reflect the effect of any expense reimbursements or reduction of certain expenses during the period. The annual fund operating expenses provided below for Spartan Michigan Municipal Income Fund do not reflect the effect of any reductions of certain expenses during the period.

Shareholder fees (paid by the investor directly)A

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 30 days (as a % of amount redeemed) for Spartan Michigan Municipal Income onlyB	0.50%

A If the fund is your Fidelity brokerage core, you will pay fees charged in connection with certain activity in your Fidelity brokerage account directly from your fund investment. Please see your Fidelity brokerage account materials for additional information.

B A redemption fee may be charged when you sell your shares or if your shares are redeemed because your fund balance falls below the balance minimum for any reason, including solely due to declines in net asset value per share.

Annual operating expenses (paid from fund assets)

MI Municipal Money Market	Management fee 	0.38%
	Distribution and/or Service (12b-1) fees	None
	Other expenses 	0.19%
	Total annual fund operating expensesA 	0.57%
Spartan MI Municipal Income	Management fee 	0.38%
	Distribution and/or Service (12b-1) fees	None
	Other expenses 	0.12%
	Total annual fund operating expenses	0.50%

A Effective February 1, 2005, FMR has voluntarily agreed to reimburse Michigan Municipal Money Market to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 0.55%. This arrangement may be discontinued by FMR at any time.

Prospectus

Fund Summary - continued

This example helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.

Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Sell All Shares
MI Municipal Money Market	1 year	$ 58
	3 years	$ 183
	5 years	$ 318
	10 years	$ 714
Spartan MI Municipal Income	1 year	$ 51
	3 years	$ 160
	5 years	$ 280
	10 years	$ 628

Through arrangements with each fund's custodian and transfer agent, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses, after reimbursement for Michigan Municipal Money Market, would have been 0.53% for Michigan Municipal Money Market, and 0.48% for Spartan Michigan Municipal Income.

Prospectus

Fund Basics

Investment Details

Investment Objective

Michigan Municipal Money Market Fund seeks as high a level of current income, exempt from federal income tax and Michigan personal income tax, as is consistent with the preservation of capital.

Principal Investment Strategies

FMR normally invests the fund's assets in municipal money market securities.

FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal and Michigan personal income taxes. Municipal securities whose interest is exempt from federal and Michigan personal income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

FMR may invest up to 20% of the fund's assets in municipal securities whose interest is subject to Michigan personal income tax under normal circumstances. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.

In buying and selling securities for the fund, FMR complies with industry-standard regulatory requirements for money market funds regarding the quality, maturity, and diversification of the fund's investments. FMR may invest the fund's assets in municipal money market securities by investing in other funds. FMR stresses maintaining a stable $1.00 share price, liquidity, and income.

Investment Objective

Spartan Michigan Municipal Income Fund seeks a high level of current income exempt from federal income tax and Michigan personal income tax.

Principal Investment Strategies

FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal and Michigan personal income taxes. The municipal securities in which the fund invests are normally investment-grade (those of medium and high quality). Municipal securities whose interest is exempt from federal and Michigan personal income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

FMR may invest the fund's assets in municipal securities whose interest is subject to Michigan personal income tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

Prospectus

Fund Basics - continued

FMR uses an index that represents the market for the types of securities in which the fund invests as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of December 31, 2004, FMR was using the Lehman Brothers Michigan Enhanced Municipal Bond Index in managing the fund's investments. As of December 31, 2004, the fund's dollar-weighted average maturity was approximately 12.2 years and the index's dollar-weighted average maturity was approximately 13.6 years.

FMR allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector and maturity.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR analyzes a security's structural features and current price compared to its estimated long-term value, any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

In addition to the principal investment strategies discussed above, FMR may invest the fund's assets in lower-quality debt securities, and may use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. FMR may invest the fund's assets in municipal debt securities by investing in other funds. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds, and other securities that FMR believes have debt-like characteristics, including hybrids and synthetic securities.

Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Municipal money market securities include variable rate demand notes, commercial paper, and municipal notes.

Prospectus

Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

Principal Investment Risks

Many factors affect each fund's performance. Because FMR concentrates each fund's investments in Michigan, the fund's performance is expected to be closely tied to economic and political conditions within that state and to be more volatile than the performance of a more geographically diversified fund.

The money market fund's yield will change daily based on changes in interest rates and other market conditions. Although the fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of the fund's investments could cause the fund's share price to decrease.

The bond fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR may invest a significant percentage of the fund's assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

The following factors can significantly affect a fund's performance:

Municipal Market Volatility. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Interest Rate Changes. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Prospectus

Fund Basics - continued

Foreign Exposure. Entities providing credit support or a maturity-shortening structure that are located in foreign countries can involve increased risks. Extensive public information about the provider may not be available and unfavorable political, economic, or governmental developments could affect the value of the security.

Geographic Concentration. Michigan's economy is dominated by automobile-related industries, which tend to be especially vulnerable to economic downturns. Historically the state's unemployment rate has been higher than the national average, although generally this was not the case between 1994 and 2000. In addition, between 1993 and 1995, there were significant constitutional and statutory changes to Michigan's taxation and school financing structures, which could affect the financial health of the state and its local units.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to these changes. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service (IRS) determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. In addition, if the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline in value.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.

Prospectus

Generally, each municipal fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. Neither FMR nor the municipal funds guarantee that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance, and a fund could distribute income subject to federal or Michigan personal income tax.

Fundamental Investment Policies

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

Michigan Municipal Money Market Fund seeks as high a level of current income, exempt from federal income tax and Michigan personal income tax, as is consistent with the preservation of capital. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal and Michigan personal income taxes.

Spartan Michigan Municipal Income Fund seeks a high level of current income exempt from federal income tax and Michigan personal income tax. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal and Michigan personal income tax.

Valuing Shares

Each fund is open for business each day the New York Stock Exchange (NYSE) is open. Michigan Municipal Money Market is also open for business on Good Friday.

Each fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). Each fund's assets are valued as of this time for the purpose of computing the fund's NAV.

To the extent that each fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

Prospectus

Fund Basics - continued

The money market fund's assets are valued on the basis of amortized cost.

The bond fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair value pricing may be used for high yield debt and floating rate loans when available pricing information is stale or is determined for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While each fund (other than a money market fund) has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

You may buy or sell shares of a fund through a Fidelity brokerage account or a Fidelity mutual fund account. If you buy or sell shares of a fund (other than by exchange) through a Fidelity brokerage account, your transactions generally involve your Fidelity brokerage core (a settlement vehicle included as part of your Fidelity brokerage account).

If you do not currently have a Fidelity brokerage account or a Fidelity mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity brokerage account or a Fidelity mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares of the funds through an investment professional. If you buy or sell shares of a fund through an investment professional, the procedures for buying, selling, and exchanging shares of the fund and the account features and policies may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may also apply. For example, you may be charged a transaction fee if you buy or sell shares of a fund through a non-Fidelity broker or other investment professional.

Buying and Selling Information
Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003 Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time)

You should include the following information with any order to buy, sell, or exchange shares:

  Your name;
  Your account number;
  Name of fund whose shares you want to buy or sell; and
  Dollar amount or number of shares you want to buy or sell.

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

Prospectus

Shareholder Information - continued

Minimums
Initial Purchase
For Michigan Municipal Money Market	$5,000
For Spartan Michigan Municipal Income	$10,000
Subsequent Purchase
For Michigan Municipal Money Market	$500
Through regular investment plans	$100
For Spartan Michigan Municipal Income	$1,000
Through regular investment plans	$500
Balance
For Michigan Municipal Money Market	$2,000
For Spartan Michigan Municipal Income	$5,000

There is no minimum balance or initial or subsequent purchase minimum for investments through Portfolio Advisory ServicesSM  or a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager. In addition, each fund may waive or lower purchase minimums in other circumstances.

Frequent purchases and sales of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to a fund (such as brokerage commissions, or spreads paid to dealers who sell money market instruments to a fund), disrupting portfolio management strategies, or diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the fund's NAV. Accordingly, the Board of Trustees has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for Spartan Michigan Municipal Income. However, there is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent frequent trading. The fund may alter its policies at any time without prior notice to shareholders.

FMR anticipates that shareholders will purchase and sell shares of Michigan Municipal Money Market frequently because each money market fund is designed to offer investors a liquid cash option. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive or short-term trading of money market fund shares and Michigan Municipal Money Market accommodates frequent trading.

There is no minimum holding period and shareholders can sell their shares at any time. Shareholders will ordinarily comply with the Spartan Michigan Municipal Income's policies regarding excessive trading by allowing 90 days to pass after each investment before they sell or exchange from a fund. The fund may take action if shares are held longer than 90 days if the trading is disruptive for other reasons such as unusually large trade size. Michigan Municipal Money Market has no limit on purchase or exchange transactions. The fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, FMR reserves the right to impose restrictions on purchases or exchanges at any time or conditions that are more restrictive on disruptive, excessive, or short-term trading than those that are otherwise stated in this prospectus. In addition to these policies, Spartan Michigan Municipal Income imposes a redemption fee (short-term trading fee) on redemptions from the fund which is discussed in "Selling Shares."

Prospectus

Excessive trading activity is measured by the number of roundtrip transactions in a shareholder's account. A roundtrip transaction occurs when a shareholder buys and then sells shares of a fund within 30 days. Shareholders are limited to two roundtrip transactions per fund within any rolling 90-day period, subject to an overall limit of four roundtrip transactions across all Fidelity funds over a rolling 12-month period. Transactions of $1,000 or less, systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor will not count toward the roundtrip limits. For employer-sponsored retirement plans, only participant directed exchanges will count toward the roundtrip limits.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block for an 85-day period. For repeat offenders, FMR may, but does not have the obligation to, impose long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's common control at any time, other than a participant's account held through an employer-sponsored retirement plan. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted a minimum of one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified wrap programs will be monitored by matching the adviser's orders for purchase, exchange, or sale transactions in fund shares to determine if the adviser's orders comply with the fund's frequent trading policies. Additions to and withdrawals from a qualified wrap program by the adviser's client will not be matched with transactions initiated by the adviser. Therefore if the adviser buys shares of a fund and an individual client subsequently sells shares of the same fund within 30 days, the client's transaction is not matched with the adviser's and therefore does not count as a roundtrip. However, client initiated transactions are subject to a fund's policies on frequent trading and individual clients will be subject to restrictions due to their frequent trading in a wrap account. Excessive trading by an adviser will lead to fund blocks and the wrap program will cease to be a qualified wrap program. If the wrap program is blocked from making additional purchases or exchange purchases of a fund because of excessive trading by the adviser the wrap program will no longer be considered qualified and any transaction whether initiated by the adviser or the client will be matched when counting roundtrips. Commencing no later than March 31, 2005, wrap account client purchases and sale transactions will be monitored under a fund's monitoring policy as though the wrap clients were fund shareholders. A qualified wrap program is: i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Prospectus

Shareholder Information - continued

The fund's excessive trade monitoring policy described above does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund-of-fund(s) or other strategy funds, or omnibus accounts. Trustees or advisers of donor-advised charitable gift funds must certify to the fund's satisfaction that they either work from an asset allocation model or direct transactions in their accounts in concert with changes in a model portfolio and that participants are limited in their ability to influence investments by the trust. A qualified fund-of-fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's policies on frequent trading to shareholders at the fund-of-fund(s) level, or demonstrates that the fund-of-fund(s) has policies designed to control frequent trading and that they are reasonably likely to be effective as determined by the Fidelity fund's Treasurer. The adviser to the fund-of-fund(s) must also demonstrate to the Fidelity fund's Treasurer that its investment strategy will not lead to excessive trading. Strategy funds must commence monitoring for excessive trading no later than March 31, 2005. Omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to a fund. Short-term trading by these investors is likely to go undetected by a fund and may increase costs and disrupt portfolio management. The fund will monitor aggregate trading in qualified fund-of-funds and known omnibus accounts to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. There is no assurance that these policies will be effective, or will successfully detect or deter market timing.

The fund's Treasurer is authorized to suspend the funds' policies during periods of severe market turbulence or national emergency. There is no assurance that the fund's Treasurer will exercise this authority or, if the Treasurer does so, that the fund will be protected from the risks associated with frequent trading. The actions of the Treasurer are periodically reviewed with the Board of Trustees.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except as provided under the fund's policies with respect to known omnibus accounts, qualified fund-of-fund(s), qualified wrap accounts, donor-advised charitable gift funds, and 30 day roundtrips.

Prospectus

Buying Shares

The price to buy one share of each fund is the fund's NAV. Each fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

A fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges.

For example, a fund may reject any purchase orders, including exchanges, from market timers or investors that, in FMR's opinion, may be disruptive to that fund.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Michigan Municipal Money Market is the fund's NAV. The price to sell one share of Spartan Michigan Municipal Income is the fund's NAV, minus the short-term trading fee, if applicable.

Spartan Michigan Municipal Income will deduct a 0.50% short-term trading fee from the redemption amount (or, if available, from your account if you have written a check) if you sell your shares or your shares are redeemed for failure to maintain the balance minimum after holding them less than 30 days. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.

Trading fees are paid to the fund rather than Fidelity, and are designed to offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The trading fee does not apply to i) reinvested dividends, ii) rollovers, transfers, and changes of account registration within the fund as long as the monies never leave the fund, or iii) redemptions in kind. Fidelity may assess trading fees in any of the preceding transactions if the transaction is intended to circumvent the fund's redemption fee policy. Trading fees apply to shares redeemed due to failure to maintain the balance minimum, even if the balance falls below the minimum due to market action.

Prospectus

Shareholder Information - continued

The trading fee applies to all accounts, including wrap program accounts, except i) investment advisers that manage accounts that invest in the fund, including Strategic Advisers, an affiliate of FMR, may pay trading fees on behalf of their investors, ii) strategy funds, which are unitized group accounts consisting of qualified plan assets, will be treated as a single entity under the trading fee policy, and iii) intermediaries that hold shares on behalf of investors are required by the fund to track trading fees on shares purchased on or after January 3, 2005, based upon the age of the shares of each individual investor, and to remit the trading fees to the fund. The fund will refuse purchase orders from any identified intermediary who does not agree to track and remit trading fees based on the transactions of underlying investors. The Treasurer may extend the effective date for intermediaries that agree to track and remit redemption fees under an implementation plan that the intermediary commits to completing by a date approved by the fund.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. If you submit your request to Fidelity by mail, your request must be made in writing and include a signature guarantee if any of the following situations apply:

  You wish to sell more than $100,000 worth of shares;
  The address on your account (record address) has changed within the last 15 or 30 days, depending on your account, and you wish to sell $10,000 or more of shares;
  You are requesting that a check be mailed to a different address than the record address;
  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your Michigan Municipal Money Market shares, keep your fund balance above $2,000 to keep your fund position open, except fund positions not subject to balance minimums.

Prospectus

  If you are selling some but not all of your Spartan Michigan Municipal Income shares, keep your fund balance above $5,000 to keep your fund position open, except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of a fund.
  If you hold your shares in a Fidelity mutual fund account and you sell shares by writing a check, if available, the NAV and any applicable short-term trading fee will be determined on the date the check is received. If the amount of the check, plus any applicable fees, is greater than the value of your fund position, your check will be returned to you and you may be subject to additional charges.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

To sell shares issued with certificates, call Fidelity for instructions. Each fund no longer issues share certificates.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  Each fund may refuse any exchange purchase for any reason. For example, each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before exchanging into a fund, read its prospectus.
  The fund you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  Currently, there is no limit on the number of exchanges out of a fund.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Prospectus

Shareholder Information - continued

The funds may terminate or modify the exchange privileges in the future.

Other funds may have different exchange restrictions, and may impose trading fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of the funds or to move money to and from your account, depending on whether you are investing through a Fidelity brokerage account or a Fidelity mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.
  You can use electronic funds transfer to:

- Make periodic (automatic) purchases of Fidelity fund shares or payments to your Fidelity brokerage account.

- Make periodic (automatic) redemptions of Fidelity fund shares or withdrawals from your Fidelity brokerage account.

Wire: electronic money movement through the Federal Reserve wire system To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

Automatic Transactions: periodic (automatic) transactions

  To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity brokerage account or Fidelity mutual fund account.
  To make contributions from a Fidelity mutual fund account to a Fidelity mutual fund IRA.
  To sell shares of a Fidelity money market fund and simultaneously to buy shares of another Fidelity fund in a Fidelity mutual fund account.

Checkwriting

  To sell Fidelity fund shares from your Fidelity mutual fund account (for Spartan Michigan Municipal Income, only if checkwriting was set up on your account prior to July 31, 2004) or withdraw money from your Fidelity brokerage account.

Prospectus

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your fund balance except reinvestment of distributions in the fund or another fund, certain transactions through automatic investment or withdrawal programs, certain transactions that are followed by a monthly account statement, and other transactions in your Fidelity brokerage core).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in a household holds shares of a fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000. It is expected that fund balances will be valued on the second Friday in November of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use regular investment plans.

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $2,000 for Michigan Municipal Money Market or $5,000 for Spartan Michigan Municipal Income, for any reason, including solely due to declines in NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Prospectus

Shareholder Information - continued

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

Each fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gain distributions.

The bond fund normally declares dividends daily and pays them monthly. The bond fund normally pays capital gain distributions in February and December.

Distributions you receive from the money market fund consist primarily of dividends. The money market fund normally declares dividends daily and pays them monthly.

Earning Dividends

Shares begin to earn dividends on the first business day following the day of purchase.

Shares earn dividends until, but not including, the next business day following the day of redemption.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for each fund:

1. Reinvestment Option. Your dividends and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. (bond fund only) Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions, if any, will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions, if any, will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Prospectus

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in a fund could have tax consequences for you.

Taxes on distributions. Each fund seeks to earn income and pay dividends exempt from federal income tax and Michigan personal income tax.

A portion of the dividends you receive may be subject to federal, state, or local income tax or may be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to a fund's sale of municipal bonds.

For federal tax purposes, certain of each fund's distributions, including distributions of short-term capital gains and gains on the sale of bonds characterized as market discount, are taxable to you as ordinary income, while each fund's distributions of long-term capital gains, if any, are taxable to you generally as capital gains.

For Michigan personal income tax purposes, distributions derived from interest on municipal securities of Michigan issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Michigan personal income tax.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as taxable income or a return of capital to shareholders for federal income tax or Michigan personal income tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a potentially taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on transactions. Your bond fund redemptions, including exchanges, may result in a capital gain or loss for federal and Michigan personal income tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is each fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of March 30, 2004, FMR had approximately $8.8 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing each fund's investments and handling its business affairs.

Affiliates assist FMR with foreign investments:

  Fidelity International Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for each fund. As of September 28, 2004, FIIA had approximately $17.9 billion in discretionary assets under management. For each fund, FIIA may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.
  Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), at 25 Cannon Street, London, EC4M 5TA, England, serves as a sub-adviser for each fund. As of September 28, 2004, FIIA(U.K.)L had approximately $10.7 billion in discretionary assets under management. For each fund, FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

Fidelity Investments Money Management, Inc. (FIMM), at One Spartan Way, Merrimack, New Hampshire 03054, serves as a sub-adviser for each fund. FIMM has day-to-day responsibility for choosing investments for each fund.

FIMM is an affiliate of FMR. As of March 30, 2004, FIMM had approximately $268.3 billion in discretionary assets under management.

Michael Widrig is vice president and manager of Fidelity Michigan Municipal Money Market Fund, which he has managed since September 2003. Mr. Widrig also manages other Fidelity funds. Since joining Fidelity Investments in 1990, Mr. Widrig has worked as an analyst and manager.

Douglas McGinley is vice president and manager of Spartan Michigan Municipal Income Fund, which he has managed since June 2002. He also manages other Fidelity funds. Since joining Fidelity Investments in 1994, Mr. McGinley has worked as an analyst and manager.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Prospectus

Fund Services - continued

Each fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For December 2004, the group fee rate was 0.12% for Michigan Municipal Money Market and Spartan Michigan Municipal Income. The individual fund fee rate is 0.25% for Michigan Municipal Money Market and Spartan Michigan Municipal Income.

The total management fee for the fiscal year ended December 31, 2004, was 0.38% of the fund's average net assets for Michigan Municipal Money Market and 0.38% of the fund's average net assets for Spartan Michigan Municipal Income.


FMR pays FIMM for providing sub-advisory services. FIMM pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L.

FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a fund's expenses and boost its performance.


Fund Distribution

FDC distributes each fund's shares.

Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees of each fund has authorized such payments.

If payments made by FMR to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of a fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

Prospectus

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights tables are intended to help you understand each fund's financial history for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each fund's financial highlights and financial statements, is included in each fund's annual report.

MI Municipal Money Market

Years ended December 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period 	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income 	 .007	 .006	 .010	 .023	 .036
Net realized and unrealized gain (loss)C 	 -	 - 	 -	 -	 -
Total from investment operations 	 .007	 .006	 .010	 .023	 .036
Distributions from net investment income 	 (.007)	 (.006)	 (.010)	 (.023)	 (.036)
Distributions from net realized gain 	 -	 - C	 -	 -	 -
Total distributions 	 (.007)	 (.006)	 (.010)	 (.023)	 (.036)
Net asset value, end of period 	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A 	 .73%	 .63%	 1.03%	 2.35%	 3.69%
Ratios to Average Net Assets B
Expenses before expense reductions 	 .57%	 .56%	 .56%	 .56%	 .57%
Expenses net of voluntary waivers, if any 	 .57%	 .56%	 .56%	 .56%	 .57%
Expenses net of all reductions 	 .55%	 .55%	 .52%	 .52%	 .57%
Net investment income 	 .72%	 .61%	 1.02%	 2.32%	 3.63%
Supplemental Data
Net assets, end of period (000 omitted) 	$ 608,121	$ 588,292	$ 568,762	$ 542,017	$ 507,223

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

C Amount represents less than $.001 per share.

Prospectus

Appendix - continued

Spartan MI Municipal Income

Years ended December 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period 	$ 12.22	$ 12.04	$ 11.47	$ 11.48	$ 10.87
Income from Investment Operations
Net investment income B 	 .491	 .513	 .532	 .552 D	 .570
Net realized and unrealized gain (loss) 	 (.026)	 .180	 .568	 (.010) D	 .610
Total from investment operations 	 .465	 .693	 1.100	 .542	 1.180
Distributions from net investment income 	 (.490)	 (.513)	 (.530)	 (.552)	 (.570)
Distributions from net realized gain 	 (.085)	 -	 -	 -	 -
Total distributions 	 (.575)	 (.513)	 (.530)	 (.552)	 (.570)
Redemption fees added to paid in capital 	 - B, E	 - B, E	 - B, E	 - B, E	 -
Net asset value, end of period 	$ 12.11	$ 12.22	$ 12.04	$ 11.47	$ 11.48
Total Return A 	 3.90%	 5.87%	 9.78%	 4.77%	 11.19%
Ratios to Average Net Assets C
Expenses before expense reductions 	 .50%	 .50%	 .50%	 .50%	 .51%
Expenses net of voluntary waivers, if any 	 .50%	 .50%	 .50%	 .50%	 .51%
Expenses net of all reductions 	 .48%	 .49%	 .48%	 .44%	 .45%
Net investment income 	 4.05%	 4.22%	 4.51%	 4.76% D	 5.17%
Supplemental Data
Net assets, end of period (000 omitted) 	$ 559,883	$ 561,394	$ 572,242	$ 505,534	$ 458,910
Portfolio turnover rate 	 12%	 23%	 17%	 19%	 18%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

E Amount represents less than $.001 per share.

Prospectus

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the funds. Each fund will provide a full list of its holdings on Fidelity's website, www.fidelity.com (Research), 60 days after fiscal quarter-end. The money market fund's monthly holdings are also available monthly, 15 days or more after month-end by calling Fidelity at 1-800-544-8544. A description of each fund's policies and procedures for disclosing its holdings is available in the funds' SAI. The SAI also includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports also include additional information. Spartan Michigan Municipal Income's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, or an annual or semi-annual report or to request other information.

The SAI, the funds' annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Numbers, 811-02720 and 811-06454

Fidelity, Spartan, Fidelity Investments & (Pyramid) Design, FAST, and Directed Dividends are registered trademarks of FMR Corp.

Portfolio Advisory Services is a service mark of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

1.540180.107 MIS/MIF-pro-0205

FIDELITY® MICHIGAN MUNICIPAL MONEY MARKET FUND

A Fund of Fidelity Municipal Trust II

SPARTAN® MICHIGAN MUNICIPAL INCOME FUND

A Fund of Fidelity Municipal Trust

STATEMENT OF ADDITIONAL INFORMATION

February 27, 2005

This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual report are incorporated herein. The annual report is supplied with this SAI.

To obtain a free additional copy of the prospectus, dated February 27, 2005, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity's web site at www.fidelity.com.

TABLE OF CONTENTS	PAGE
Investment Policies and Limitations	<Click Here>
Special Considerations Regarding Michigan	<Click Here>
Special Considerations Regarding Puerto Rico	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Buying, Selling, and Exchanging Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contracts	<Click Here>
Board Approval of the Existing Investment Advisory Contracts	<Click Here>
Proxy Voting Guidelines	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trusts	<Click Here>
Financial Statements	<Click Here>
Fund Holdings Information	<Click Here>
Appendix	<Click Here>

MIS/MIF-ptb-0205
1.540390.107

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are each fund's fundamental investment limitations set forth in their entirety.

Diversification

For Michigan Municipal Money Market:

The fund may not purchase the securities of any issuer, if, as a result, the fund would not comply with any applicable diversification requirements for a money market fund under the Investment Company Act of 1940 and the rules thereunder, as such may be amended from time to time.

Senior Securities

For each fund:

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Short Sales

For Michigan Municipal Money Market:

The fund may not sell securities short, unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold short.

Margin Purchases

For Michigan Municipal Money Market:

The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions.

Borrowing

For each fund:

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

For each fund:

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

For each fund:

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry.

For purposes of each of Michigan Municipal Money Market's and Spartan Michigan Municipal Income's concentration limitation discussed above, Fidelity Management & Research Company (FMR) identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

Real Estate

For each fund:

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

For Michigan Municipal Money Market:

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities.

For Spartan Michigan Municipal Income:

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

For each fund:

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

Investing for Control or Management

For Spartan Michigan Municipal Income:

The fund may not invest in companies for the purpose of exercising control or management.

Pooled Funds

For Spartan Michigan Municipal Income:

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

For Michigan Municipal Money Market:

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Diversification

For Michigan Municipal Money Market:

With respect to 75% of its total assets, the fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other money market funds) if, as a result, more than 5% of the fund's total assets would be invested in the securities of that issuer.

For purposes of the fund's diversification limitation discussed above, FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

For purposes of the fund's diversification limitation discussed above, certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.

For Spartan Michigan Municipal Income:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

For purposes of the fund's diversification limitation discussed above, Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that (a) no more than 5% of the fund's total assets are invested in securities of any one issuer, and (b) the fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other regulated investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

For purposes of the fund's diversification limitation discussed above, FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

Short Sales

For Spartan Michigan Municipal Income:

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin Purchases

For Spartan Michigan Municipal Income:

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

For each fund:

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

For each fund:

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

For each fund:

The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

Pooled Funds

Spartan Michigan Municipal Income:

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

Michigan Municipal Money Market:

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

In addition to each fund's fundamental and non-fundamental limitations discussed above:

For a fund's limitations on futures, options, and swap transactions, as applicable, see the section entitled "Limitations on Futures, Options, and Swap Transactions" on page <Click Here>.

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.

Affiliated Bank Transactions. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Borrowing. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities. A municipal fund's uninvested cash may earn credits that reduce fund expenses.

Central Funds are money market or short-term bond funds managed by FMR or its affiliates. The money market central funds seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The money market central funds comply with industry-standard regulatory requirements for money market funds regarding the quality, maturity, and diversification of their investments. The short-term bond central funds seek to obtain a high level of current income consistent with preservation of capital.

Dollar-Weighted Average Maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.

Futures, Options, and Swaps. The following paragraphs pertain to futures, options, and swaps: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures, Options, and Swap Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, Writing Put and Call Options, and Swap Agreements.

Combined Positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index, and some are based on Eurodollars. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

Positions in Eurodollar futures reflect market expectations of forward levels of three-month London Interbank Offered Rate (LIBOR) rates.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

Limitations on Futures, and Options, and Swap Transactions. The trust, on behalf of the bond fund, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the fund's operation. Accordingly, the bond fund is not subject to registration or regulation as a CPO.

Spartan Michigan Municipal Income will not: (a) sell futures contracts, purchase put options, write call options, or enter into swap agreements if, as a result, more than 25% of the fund's total assets would be hedged with futures and/or options and/or swap agreements under normal conditions; (b) purchase futures contracts, write put options, or enter into swap agreements (other than swaps entered into for hedging purposes under (a)) if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options plus the notional amount of any such swaps would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to futures, options, or swaps.

The above limitations on the fund's (other than the money market fund's) investments in futures contracts, options, and swaps, and the fund's policies regarding futures contracts, options, and swaps discussed elsewhere in this SAI may be changed as regulatory agencies permit.

Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Purchasing Put and Call Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Swap Agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), total return swaps (where the parties exchange a floating rate for the total return of a security or index), and credit default swaps (where one party pays a fixed rate and the other agrees to buy a specific issuer's debt at par upon the occurrence of certain agreed events, including for example, if the issuer is bankrupt, defaults on any of its debt obligations or makes arrangements with a creditor to modify a debt obligation).

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

Swap agreements also may allow a fund to acquire or reduce credit exposure to a particular issuer. The most significant factor in the performance of swap agreements is the change in the factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In the case of a physically settled credit default swap written by the fund, the fund must be prepared to pay par for and take possession of eligible debt of a defaulted issuer. If a swap counterparty's creditworthiness declines, the risk that they may not perform may increase, potentially resulting in a loss to the fund. In the case of a credit default swap written by the fund, the fund will experience a loss if a credit event occurs and the credit of the underlying referenced entity (the debt issuer as to which credit protection has been written) has deteriorated. Although there can be no assurance that the fund will be able to do so, the fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the underlying referenced entity has declined.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates; however, municipal funds currently intend to participate in this program only as borrowers. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

Inverse Floaters have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by Moody's® Investors Service, Standard & Poor's® (S&P®), Fitch Inc., Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization (NRSRO) by the SEC, or is unrated but considered to be of equivalent quality by FMR.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Money Market Securities are high-quality, short-term obligations. Money market securities may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Municipal Insurance. A municipal bond may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal bond in the event of default by the issuer, and cover a municipal bond to its maturity, enhancing its credit quality and value.

Municipal bond insurance does not insure against market fluctuations or fluctuations in a fund's share price. In addition, a municipal bond insurance policy will not cover: (i) repayment of a municipal bond before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal bond issue whereby part of the municipal bond issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

FMR may decide to retain an insured municipal bond that is in default, or, in FMR's view, in significant risk of default. While a fund holds a defaulted, insured municipal bond, the fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the municipal bond matures, or in connection with a mandatory sinking fund redemption.

Principal Municipal Bond Insurers. The various insurance companies providing primary and secondary market insurance policies for municipal bonds are described below. Ratings reflect each respective rating agency's assessment of the creditworthiness of an insurer and the insurer's ability to pay claims on its insurance policies at the time of the assessment.

Ambac Assurance Corp., a wholly-owned subsidiary of Ambac Financial Group Inc., is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Ambac Assurance Corp. are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

Connie Lee Insurance Co. is a wholly-owned subsidiary of Connie Lee Holdings Inc., which is a wholly-owned subsidiary of Ambac Assurance Corp. All losses incurred by Connie Lee Insurance Co. that would cause its statutory capital to drop below $75 million would be covered by Ambac Assurance Corp. Connie Lee Insurance Co. is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Connie Lee Insurance Co. are rated "AAA" by S&P.

Financial Guaranty Insurance Co. (FGIC), a wholly-owned subsidiary of GE Capital Services, is authorized to provide bond insurance in the 50 U.S. states and the District of Columbia. Bonds insured by FGIC are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

Financial Security Assurance Inc. (FSA), a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd., is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and three U.S. territories. Bonds insured by FSA are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

Municipal Bond Investors Assurance Corp. (MBIA Insurance Corp.), a wholly-owned subsidiary of MBIA Inc., a publicly-owned company, is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by MBIA Insurance Corp. are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

Municipal Leases and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. If a municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.

Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before the Michigan legislature state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected, and the Trustees would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for a money market fund to maintain a stable net asset value per share (NAV).

Education. In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Electric Utilities. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.

Health Care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Water and Sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Put Features entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.

Refunding Contracts. Securities may be purchased on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and a purchaser to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A purchaser generally will not be obligated to pay the full purchase price if the issuer fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer. A purchaser may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and a fund's yield and may be viewed as a form of leverage.

Securities of Other Investment Companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

Standby Commitments are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund may acquire standby commitments to enhance the liquidity of portfolio securities.

Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.

Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by a letter of credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not generally marketable; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Temporary Defensive Policies.

Spartan Michigan Municipal Income reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in taxable obligations for temporary, defensive purposes.

Michigan Municipal Money Market reserves the right to hold a substantial amount of uninvested cash or to invest more than normally permitted in taxable obligations for temporary, defensive purposes.

Tender Option Bonds are created by coupling an intermediate- or long-term, fixed-rate, municipal bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds, FMR will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

In many instances bonds and participation interests have tender options or demand features that permit the holder to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. Variable rate instruments structured in this fashion are considered to be essentially equivalent to other variable rate securities. The IRS has not ruled whether the interest on these instruments is tax-exempt. Fixed-rate bonds that are subject to third party puts and participation interests in such bonds held by a bank in trust or otherwise may have similar features.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

SPECIAL CONSIDERATIONS REGARDING MICHIGAN

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The following only highlights some of Michigan's more significant financial trends and problems, and is based in part on information provided in State of Michigan official statements. The following information does not address current projections of total State revenue, total State expenditures or the ramifications of those numbers. FMR has not independently verified any of the information contained in such official statements and other publicly available documents, but is not aware of any fact that would render such information inaccurate.

Constitutional State Revenue Limitations. In 1978 the State Constitution was amended to limit the amount of total State revenues raised from taxes and other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater. The percentage is fixed by the amendment to equal the ratio of the 1978-79 fiscal year revenues to total 1977 State personal income. If any fiscal year revenues exceed the revenue limitation by one percent or more, the entire amount of such excess shall be rebated in the following fiscal year's personal income tax or single business tax. Any excess of less than one percent may be transferred to the State's Budget Stabilization Fund.

The State may raise taxes in excess of the limit for emergencies when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

The State Constitution provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. The State originally determined that proportion to be 41.6 percent. Effective with fiscal year 1992-93, a recalculation was made of the base year proportion as a consequence of a settlement agreement reached on the County of Oakland v. State of Michigan lawsuit, which was settled in 1991. The recalculated base year proportion is 48.97%. If such spending does not meet the required level in a given year, an additional appropriation for local governmental units is required by the "following fiscal year," which means the year following the determination of the shortfall, according to an opinion issued by the State's Attorney General. The State Constitution also requires the State to finance any new or expanded activity of local governments mandated by State law. Any expenditures required by this provision would be counted as State spending for local units of government for purposes of determining compliance with the provision cited above. Spending for local units met this requirement for fiscal years 1993-94 through 2002-03. The State expects that payments to local units will exceed the minimum requirement for fiscal year 2003-2004.

Constitutional Local Tax Limitations. Under the Michigan Constitution, the total amount of general ad valorem taxes imposed on taxable property in any year cannot exceed certain millage limitations specified by the Constitution, statute or charter. The Constitution was amended by popular vote in November 1978 (effective December 23, 1978) to prohibit local units of government from levying any tax not authorized by law or charter, or from increasing the rate of an existing tax above the rate authorized by law or charter, at the time the amendments were ratified, without the approval of a majority of the electors of the local unit voting on the question.

Local units of government and local authorities are authorized to issue bonds and other evidences of indebtedness in a variety of situations without the approval of electors, but the ability of the obligor to levy taxes for the payment of such obligations is subject to the foregoing limitations unless the obligations were authorized before December 23, 1978 or approved by the electors.

The 1978 amendments to the State Constitution also contain millage reduction provisions. Under such provisions, should the value of taxable property (exclusive of new construction and improvements) increase at a percentage greater than the percentage increase in the Consumer Price Index, the maximum authorized tax rate would be reduced by a factor which would result in the same maximum potential tax revenues to the local taxing unit as if the valuation of taxable property (less new construction and improvements) had grown only at the Consumer Price Index rate instead of at the higher actual growth rate. Thus, if taxable property values rise faster than consumer prices, the maximum authorized tax rate would be reduced accordingly.

Effect of Limitations on Ability to Pay Bonds. The ability of the State of Michigan to pay the principal and interest on its general obligation bonds may be affected by the limitations described above under "Constitutional State Revenue Limitations." Similarly, the ability of local units of government to levy taxes to pay the principal and interest on their general obligation bonds is subject to the constitutional, statutory, and charter limitations described above under "Constitutional Local Tax Limitations."

In general, revenue bonds issued by the State, by local units of government, or by authorities created by the State or local units of government are payable solely from such specified revenues (other than tax revenues) as are pledged for that purpose, and such authorities generally have no taxing power.

Effect of General Economic Conditions in Michigan. Michigan's economy relies heavily on the performance of the manufacturing sector in general and the auto industry specifically. Accordingly, Michigan's economy tends to be more vulnerable to economic downturns than the economies of many other states and the nation as a whole. Tourism and agriculture are two other important, but less significant, industries in the State, both of which have been affected adversely by prior recessions.

Over the past fifteen years for which data are available, with the exception of 1994 through 2000, the Michigan unemployment rate typically has been higher than the national rate. The table below shows the State and national unemployment rates, respectively, for the years indicated.

Period	Michigan	United States
1989	7.1%	5.3%
1990	7.6%	5.6%
1991	9.3%	6.8%
1992	8.9%	7.5%
1993	7.1%	6.9%
1994	5.9%	6.1%
1995	5.3%	5.6%
1996	4.9%	5.4%
1997	4.2%	4.9%
1998	3.9%	4.5%
1999	3.8%	4.2%
2000	3.5%	4.0%
2001	5.3%	4.7%
2002	6.2%	5.8%
2003	7.3%	6.0%

There can be no assurance that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of obligations issued by local units of government or local authorities in the State or the ability of the obligors to pay the principal of or interest on such obligations.

State Litigation The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. These lawsuits involve programs generally in the areas of corrections, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding. Relief sought includes damages in tort cases generally, alleviation of prison overcrowding, improvement of prison medical and mental health care and refund claims under state taxes. The State is also a party to various legal proceedings which, if resolved in the State's favor, would result in contingency gains to the State's General Fund balance, but without material effect upon Fund balance.

On November 15, 2000, more than 365 Michigan school districts and individuals filed Adair, et al. v. State, et al. ("Adair") in the Michigan Court of Appeals. In an amended complaint, the school district plaintiffs increased their number to 463.


The Adair plaintiffs assert that the State has, by operation of law, increased the level of various specified activities and services beyond that which was required by State law as of December 23, 1978 and, subsequent to December 23, 1978, added various specified new activities or services by State law, including mandatory increases in student instruction time, without providing funding for these new activities and services, all in violation of the Headlee Amendment. The Adair plaintiffs have requested declaratory relief, attorneys' fees and litigation costs, but do not seek a money judgment.

On April 23, 2002, the Court of Appeals dismissed the plaintiffs' complaint in Adair in its entirety and with prejudice. The Court held that all of the Adair plaintiffs were barred from prosecuting all but one of their claims by either the doctrine of res judicata or the principle of release. With regard to the record-keeping claim, the Court held that this is not a new activity or an increase in the level of a state-mandated activity within the meaning of the Headlee Amendment. The Adair plaintiffs filed an application for leave to appeal and a motion for immediate consideration of the application for leave to appeal in the Michigan Supreme Court on May 14, 2002.

The Michigan Supreme Court granted the Adair plaintiffs' application for leave to appeal, oral argument was held, and on June 9, 2004, the Michigan Supreme Court issued an opinion affirming the Court of Appeals' decision that the majority of the Adair plaintiffs' claims were barred by res judicata or release. As to the record-keeping claim, the Michigan Supreme Court reversed the Court of Appeals and remanded the issue to that Court. The ultimate disposition of the Adair litigation is not presently determinable.

On June 24, 2002 the treasurer of Antrim County filed Sherry Comben, Antrim County Treasurer v. State of Michigan, et al. (Antrim Circuit Court CC No. 02-007860-PS) ("Comben") for declaratory relief against the State of Michigan and various private defendants. The plaintiff sought a ruling whether owners of severed oil and gas rights were entitled to notice of foreclosure regarding property being foreclosed for delinquent taxes under the new tax foreclosure process adopted in 1999. One of the private defendants, Pure Resources, L.P., now known as Black Stone Minerals Company, L.P. ("Black Stone"), filed a cross-claim against the State claiming that owners of severed oil and gas interests were not given notice of foreclosures and an opportunity to redeem under the former tax foreclosure process and therefore continued to have redemption rights. (Antrim Circuit Court Case No. 03-7933-CZ). The cross-claim was severed from Comben. Black Stone also filed an action against the State in the Court of Claims for monetary damages relating to revenues received by the State from oil and gas interests acquired by foreclosure. (Court of Claims No. 03-56-MZ). The Court of Claims action was joined with the Antrim County cross-claim and the combined cases were certified as class actions. In Comben the trial court held that the tax foreclosures of parcels with severed oil and gas interests did not foreclose the severed oil and gas interests. The State appealed this decision and the Michigan Court of Appeals, in No. 248963, affirmed the trial court on August 31, 2004. As a result the class actions against the State will continue. The State filed an application for leave to appeal in the Michigan Supreme Court on October 12, 2004.

The ultimate disposition of the legal proceedings described above is not presently determinable.

SPECIAL CONSIDERATIONS REGARDING PUERTO RICO

The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the "Commonwealth" or "Puerto Rico"), and is based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico, its agencies, and instrumentalities, as available on the date of this SAI. FMR has not independently verified any of the information contained in such official statements, prospectuses, and other publicly available documents but is not aware of any fact which would render such information materially inaccurate.

The Economy of Puerto Rico

The economy of Puerto Rico is fully integrated with that of the United States (the "U.S."). In fiscal year 2003 (July 1, 2002 through June 30, 2003), trade with the U.S. accounted for approximately 86% of Puerto Rico's exports and approximately 49% of its imports. In this regard, in fiscal year 2003 Puerto Rico experienced a $21.4 billion positive merchandise trade balance.

Gross product in fiscal year 1999 was $38.3 billion ($40.2 billion in 2000 prices) and gross product in fiscal year 2003 was $47.4 billion ($42.7 billion in 2000 prices). This represents an increase in gross product of 23.7% from fiscal year 1999 to 2003 (6.1% in 2000 prices).

Since fiscal year 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal year 2003, aggregate personal income was $43.6 billion ($41.7 billion in 2000 prices) and personal per capita income was $11,279 ($10,784 in 2000 prices). Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total federal payments to Puerto Rico, which include transfers to local government entities and expenditures of federal agencies in Puerto Rico, in addition to federal transfer payments to individuals, are lower on a per capita basis in Puerto Rico than in any state of the United States. Transfer payments to individuals in fiscal year 2003 were $9.6 billion, of which $7.4 billion, or 77%, represented entitlements to individuals who had previously performed services or made contributions under programs such as Social Security, Veterans' Benefits, Medicare, and U.S. Civil Service retirement pensions.

Puerto Rico has enjoyed more than two decades of almost continuous economic expansion. Almost every sector of the economy has participated in this expansion, and record levels of employment have been achieved. Factors contributing to this expansion included government-sponsored economic development programs, increases in the level of federal transfer payments, a significant expansion in construction investment driven by infrastructure projects and private investment, primarily in housing, the relatively low cost of borrowing, and low oil prices in many years during this period.

Factors affecting the United States economy usually have a significant impact on the performance of the Puerto Rico economy. These include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the level of oil prices, the rate of inflation, and tourist expenditures. Consequently, the economic slowdown in the United States in 2001 and 2002 and the subsequent recovery in 2003, which continued in 2004, have also been reflected in the Puerto Rico economy.

The number of persons employed in Puerto Rico during fiscal year 2004 averaged 1,234,200, a 1.9% increase from 1,210,800 in fiscal year 2003. Unemployment, although at relatively low historical levels, remains above the United States average. The average unemployment rate decreased from 12.5% in fiscal year 1999 to 11.4% in fiscal year 2004. For the months of May, June, and July 2004, the unemployment rate (seasonally adjusted) was 9.8%, 9.3%, and 9.7%, respectively.

Puerto Rico has a diversified economy. The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wages, high technology industries, such as pharmaceuticals, biotechnology, electronics, computer, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

Manufacturing. The Planning Board estimates that in fiscal year 2003, manufacturing generated $31.3 billion or 42.1% of gross domestic product. During fiscal year 2003, payroll employment for the manufacturing sector was 116,853, a decrease of 4.2% compared with fiscal year 2002, with most of the job losses occurring in labor-intensive industries. Most of the island's manufacturing output is shipped to the U.S. mainland, which is also the principal source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. The U.S. minimum wage laws are applicable in Puerto Rico. As of July 2004, the average hourly manufacturing wage rate in Puerto Rico was 66.9% of the average mainland United States rate.

Manufacturing in Puerto Rico is now more diversified than during the earlier phases of its industrial development and includes several industries less prone to business cycles. In the last three decades, industrial development has tended to be more capital intensive and more dependent on skilled labor. This gradual shift in emphasis is best exemplified by the large investment over the last decade in the pharmaceutical, scientific instruments, computer, and electrical products industries in Puerto Rico. One of the factors assisting the development of the manufacturing sector has been the tax incentives offered by the federal and Puerto Rico governments. Federal legislation enacted in 1996, however, which amended Section 936 of the United States Internal Revenue Code of 1986, as amended, (the "Code") phases out the federal tax incentives during a ten-year period.

Total employment in the manufacturing sector decreased by 27,047 from fiscal year 2000 to fiscal year 2004. This reduction in manufacturing employment occurred during a period of significant expansion in real manufacturing output, as reflected in the growth of exports. This trend suggests a significant increase in manufacturing investment and productivity. Most of the decrease in employment has been concentrated in labor-intensive industries, particularly apparel, textiles, tuna canning, and leather products.

Services. Puerto Rico has experienced significant growth in the services sector, in terms of both income and employment, over the past decade, showing a favorable trend as compared with certain other industrialized economies. The services sector, which includes finance, insurance, real estate, wholesale and retail trade, tourism, and other services, ranks second to manufacturing in its contribution to gross domestic product and leads all sectors in providing employment. In fiscal year 2003, services generated $28.7 billion of gross domestic product or 38.7% of the total. Employment in the services sector grew from 485,241 in fiscal year 1999 to 506,941 in fiscal year 2003, representing 51.1% of total employment. This represents a cumulative increase of 4.5%. During the period between fiscal years 1999 and 2003, the gross domestic product in this sector, in nominal terms, increased at an average annual rate of 6.4%, while payroll employment in this sector increased at an average annual rate of 1.1%. It should also be noted that, in the Puerto Rico labor market, self-employment, which is not accounted for in the Payroll Survey, represents approximately 17% of total employment according to the Household Survey. Most of the self-employment is concentrated in the services and construction sectors. For example, in fiscal year 2003, the number of self-employed individuals was 180,464, out of which 46.0% were in the services sector and 10.5% were in the construction sector. The development of the services sector has been positively affected by demand generated by other sectors of the economy, such as manufacturing, construction, and agriculture. The services sector in Puerto Rico has a diversified base.

The high degree of knowledge, skills, and expertise in professional and technical services available in Puerto Rico places the island in a favorable competitive position with respect to Latin America and other trading countries throughout the world.

Wholesale and retail trade, finance, insurance, and real estate experienced significant growth in fiscal years 1999 to 2003, as measured by gross domestic product. Gross domestic product in wholesale and retail trade increased from $8.1 billion in fiscal year 1999 to $8.6 billion in fiscal year 2003. In finance, insurance, and real estate, gross domestic product increased from $8.2 billion in fiscal year 1999 to $12.7 billion in fiscal year 2003. There are sixteen commercial banks and trust companies currently operating in Puerto Rico. Total assets of these institutions as of June 30, 2004 were $85.4 billion. As of December 31, 2003, there were thirty-five international banking entities operating in Puerto Rico licensed to conduct offshore banking transactions, with total assets of $56.5 billion.

Government. The government sector of Puerto Rico plays an important role in the economy of the island. In fiscal year 2003, the government accounted for $7.1 billion of Puerto Rico's gross domestic product, or 9.6% of the total. The government is also a significant employer, providing jobs for 303,914 workers or 30.3% of total non-farm payroll employment in fiscal year 2004. The government's share of non-farm payroll employment (including the central government, public corporations, and municipalities, but excluding the federal government), measured according to the payroll survey, had decreased from 34.9% in fiscal year 1980 to 26.4% in fiscal year 2000.

On February 25, 1998, legislation was enacted permitting the unionization of government employees of the central government (excluding municipal employees). Under this law, government employees are given collective bargaining rights subject to a number of limitations. Among those limitations are: employees are prohibited from striking; salary increases are contingent on the availability of budgeted revenues; employees cannot be required to become union members and pay union dues; and collective bargaining negotiations cannot occur in an election year.

Construction. Although the construction industry represents a relatively small segment of the economy compared to other sectors, it has made significant contributions to the growth of the economic activity. However, during the period from fiscal year 1999 through fiscal year 2003, real construction investment decreased 3.1%. This decline is relatively small when compared to the relatively high levels of construction activity.

The total value of construction permits increased 70.3% for the same five-year period. Public investment has been an important component of construction investment. During fiscal year 2003, approximately 42% of the total investment in construction was related to public projects. During fiscal year 2003, the total value of construction permits increased 22.0% compared with fiscal year 2002. Total sales of cement, including imports, increased 3.2% during fiscal year 2003 in comparison with fiscal year 2002. Average payroll employment in the construction sector during fiscal year 2003 was 68,700, a decrease of 0.7% from fiscal year 2002.

During fiscal year 2004, total sales of cement, including imports, decreased 1.9% compared with fiscal year 2003. This decrease in total sales of cement was attributable in part to heavy rains that affected the island in November 2003, causing a 31% decrease in total sales of cement as compared to November 2002. Excluding November 2003, total sales of cement for fiscal year 2004 increased 0.9%. Total imports of iron and steel products increased 36.2% during fiscal year 2003. During fiscal year 2004, the total value of construction permits increased 8.2% compared with fiscal year 2003. The average employment in the construction sector during fiscal year 2004 was 68,355.

The Planning Board's forecast for construction investment, both public and private, for fiscal year 2004 was $6.7 billion, in nominal terms, an increase (in real terms) of 4.6% when compared to fiscal year 2003. For fiscal year 2004, approximately $3.1 billion was expected to be invested in public improvements. Public investment will be primarily in housing, new schools (and school reconstruction programs), water projects, and other public infrastructure projects.

Tourism. Tourism also contributes significantly to the island economy. During fiscal year 2003, the number of persons registered in tourist hotels was 1,733,300, an increase of 8.6% over the number of persons registered during fiscal year 2002, when tourism in Puerto Rico was adversely affected in the immediate aftermath of the terrorist attacks of September 11, 2001. The average occupancy rate in tourist hotels during fiscal year 2003 was 68.0% compared to 64.4% in fiscal year 2002. The average number of rooms rented in tourist hotels increased 9.1% during fiscal year 2003 compared with fiscal year 2002. The average number of rooms available in tourist hotels increased 3.5% during fiscal year 2003 compared with fiscal year 2002, representing openings of new hotels and hotel expansions. During fiscal year 2003, hotels comprising 870 new hotel rooms opened, and, as of January 2004, several hotels, representing more than 4,000 additional rooms, are under various stages of development or construction.

In fiscal year 2004, the number of persons registered in tourist hotels was 1,791,432, an increase of 3.4% over the number of persons registered during fiscal year 2003. The number of non-resident tourists registered in tourist hotels during fiscal year 2004 increased 6.0% in comparison with fiscal year 2003. The average occupancy rate in tourist hotels during fiscal year 2004 was 72.4% compared to 68.0% in fiscal year 2003. The average number of rooms rented in tourist hotels increased 4.9% during fiscal year 2004 compared with fiscal year 2003.

San Juan is the largest homeport for cruise ships in the Caribbean and one of the largest homeports for cruise ships in the world.

Agriculture. The Department of Agriculture and related agencies have directed their efforts at increasing and improving local agricultural production, increasing efficiency and the quality of produce, and stimulating the consumption of locally produced agricultural products. During fiscal year 2003, gross income from agriculture was $756.2 million, an increase of 1.7% compared with fiscal year 2002. Agriculture gross income consists of the total value of production in the principal agricultural sectors, which include traditional crops, livestock and poultry, grains, vegetables, fruits, and other products. During fiscal year 2003, non-traditional crops, fruits, starchy and other vegetables, and ornamental plants contributed a higher percentage of the sector's income.

The Commonwealth supports agricultural activities through incentives, subsidies, and technical and support services, in addition to income tax exemptions for qualified income derived by bona fide farmers. Act No. 225, approved on December 1, 1995, increased the tax benefits available to bona fide farmers. The Act provides a 90% income tax exemption for income derived from agricultural operations, an investment tax credit equal to 50% of the investment in qualified agricultural projects, and a 100% exemption from excise taxes, real and personal property taxes, municipal license taxes, and tariff payments. It also provides full income tax exemption for interest income from bonds, notes, and other debt instruments to be issued by financial institutions to provide financing to agricultural businesses. Subsequent legislation imposed an aggregate annual limit of $15 million on the investment tax credits available under Act. No. 225.

Policy changes have been implemented to promote employment and income generated by the agricultural sector. The policy initiatives include a restructuring of the Department of Agriculture, an increase in government purchases of local agricultural products, new programs geared towards increasing the production and sales of agricultural products, and a new system of agricultural credits and subsidies for new projects.

Economic Development Program for the Private Sector

During the past three years, the Commonwealth's economic development program for the private sector has focused on initiatives which it believes will lead to sustainable economic development. The principal initiatives have been: (i) the enactment of laws in Puerto Rico providing tax benefits that will promote foreign and local investment and increased economic activity; (ii) the acceleration and simplification of the local permitting process; (iii) the reduction of the costs of doing business in Puerto Rico; and (iv) the promotion of new federal income tax benefits that enhance the attractiveness of establishing operations in Puerto Rico. Recognizing a shift in its post-industrial economy, the Commonwealth recently formulated a strategic plan to enhance its competitiveness in knowledge-based economic sectors, such as research and development of science and technology products. Two major components of this strategic plan are: (i) to build on the strong presence in Puerto Rico of multinational companies in the science and technology sectors and Puerto Rico's skilled workforce to promote the expansion of research and development facilities by companies currently operating in Puerto Rico and to attract new leaders in such sectors, and (ii) to provide incentives for companies and entrepreneurs to engage in the process of innovation and commercialization of new products and establish research and development facilities in Puerto Rico. The latter initiative includes the creation of a government-sponsored trust to provide grants and financing to companies and entrepreneurs that engage in these activities.

Puerto Rico Tax Incentives

One of the benefits enjoyed by Puerto Rico is that corporations operating in Puerto Rico (other than corporations organized in the United States) and individuals residing in Puerto Rico generally are not subject to federal income taxes. This enables the Commonwealth to utilize local tax legislation as a tool for stimulating economic development in Puerto Rico.

In this regard, the Commonwealth has enacted legislation extending certain benefits of its most recent tax incentive law, Act No. 135 of December 2, 1997, as amended (the "1998 Tax Incentives Act"), to all eligible businesses operating under previous tax incentives laws. These benefits include a 200% deduction for research and development expenses and worker training expenses, the ability to deduct as a current expense investments in machinery and equipment, and the ability to claim a tax credit equal to 25% of the purchase price of a product manufactured in Puerto Rico (in excess of a base amount) or 35% of the purchase price of a locally manufactured recycled product.

The 1998 Tax Incentives Act was also amended to allow a credit against the Puerto Rico tax liability of investors that acquire the majority of the stock, partnership interests, or operational assets of an exempted business that is in the process of closing operations in Puerto Rico. A credit against the Puerto Rico tax liability is also provided to investors that contribute cash to such exempted business for the construction or improvement of its physical facilities and the purchase of machinery and equipment. The amount of the credit is equal to 50% of the cash invested for such purposes, not to exceed $5,000,000 per exempted business. The maximum amounts of such credits that may be authorized by the Secretary of the Treasury for any fiscal year is $15,000,000.

The Commonwealth has also enacted legislation which (i) reduces the capital gains tax from 20% to 10% in the case of individuals and estates and trusts, and from 25% to 12.5% in the case of corporations and partnerships organized under the laws of the Commonwealth or engaged in trade or business in Puerto Rico, for gains from the sale of eligible Puerto Rico investments; and (ii) allows income tax credits for extraordinary investment in housing infrastructure. In addition, legislation was recently enacted that reduces the tax payable on interest on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident individuals, trusts, estates, corporations, and partnerships to 10% under certain circumstances.

In addition, legislation has been enacted: (i) amending the 1998 Tax Incentives Act to provide special income tax rates ranging from 0% to 2% to companies that establish operations in Puerto Rico in "core pioneer industries," which utilize innovative technology not previously used in Puerto Rico; (ii) granting tax credits with respect to eligible investments made in the construction or substantial rehabilitation of housing units to be rented to low income families; (iii) reducing to 7% the capital gains rate applicable to gains realized on the sale of the stock of Puerto Rico corporations sold in an initial public offering made prior to December 31, 2007, or acquired in public offerings made prior to December 31, 2007; (iv) granting income tax exemption to the fees and interest income received by financial institutions in connection with loans or guarantees of loans made to finance tourism development projects; (v) granting an exemption to qualified associations administering timesharing rights or vacation clubs and to owners' associations of areas designated as tourism enhancement districts; (vi) granting income tax exemption to financial institutions for charges collected on obligations issued for the financing of tourism projects; (vii) granting tax exemption for investments in infrastructure made by housing developers; (viii) granting tax credits to Puerto Rico businesses that acquire products manufactured in Puerto Rico for exportation; and (ix) rehabilitating urban centers through the development of housing projects, community areas, commercial areas, parks, and recreational spaces, the construction and renovation of structures, and the development of undeveloped or underdeveloped sites.

Acceleration and Simplification of Local Permitting Process

Another government initiative to promote sustainable economic activity involves the simplification of the permitting process. As part of this initiative, the Commonwealth established a multi-agency center that handles, in a coordinated manner, the permitting process. Furthermore, the government developed a procedure that will allow agencies to conduct simultaneous public hearings in those instances when two or more agencies require them.

Reduction of the Costs of Doing Business

The Commonwealth believes that, to make Puerto Rico more competitive and foster investment, it needs to reduce the cost of doing business in Puerto Rico. One of the costs of doing business in Puerto Rico that is high, particularly for the manufacturing industry, relative to competing jurisdictions, is the cost of electricity. Puerto Rico is heavily dependent on oil imports for the production of electricity. As a result of the construction of two cogeneration plants, however, one of which is fueled by liquefied natural gas and the other by coal, Puerto Rico's dependence on oil imports for the production of electricity has been reduced from 99% to 74%. The Electric Power Authority now estimates that these plants could provide up to 33% of its electric energy requirements.

Federal Tax Incentives

In order to enhance the attractiveness for United States companies of establishing operations in Puerto Rico, the Commonwealth has been seeking to provide for a new and permanent tax regime applicable to U.S.-based businesses that have operations in Puerto Rico or other U.S. possessions. During the past three years, the Commonwealth has been pursuing an amendment to Section 956 of the Code that would establish a regime based on the tax rules generally applied to U.S. companies with international operations, but with certain modifications intended to promote employment in both Puerto Rico and the United States. The U.S. Congress, however, has not acted upon the proposed amendment to Section 956 of the Code. Also, due to the phase-out of Sections 30A and 936 of the Code, the U.S. Senate designated a special commission through the General Accounting Office to study the economic impact of said phase-out and to present recommendations on alternative tax incentives for U.S.-based companies operating in Puerto Rico. In the meantime, most U.S.-based companies operating under Sections 30A and 936 of the Code have converted from United States corporations to Puerto Rico or foreign corporations, thus lessening the impact of the phase-out of those sections.

One of the factors that has promoted and continues to promote the development of the manufacturing sector in Puerto Rico has been the various local and federal tax incentives available, particularly those under Puerto Rico's Industrial Incentives Program and, until recently, Sections 30A and 936 of the Code. Tax and other incentives have also been established to promote the development of the tourism industry. These incentives are summarized below.

Industrial Incentives Program

Since 1948, Puerto Rico has had various industrial incentives laws designed to stimulate industrial investment in the island. Under these laws, companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other local taxes. The most recent of these industrial incentives laws is the 1998 Tax Incentives Act, a law aimed at promoting investment in Puerto Rico.

The benefits provided by the 1998 Tax Incentives Act are available to new companies as well as companies currently conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant. The activities eligible for tax exemption include manufacturing, certain designated services performed for markets outside Puerto Rico, the production of energy from local renewable sources for consumption in Puerto Rico, and laboratories for scientific and industrial research. For companies qualifying thereunder, the 1998 Tax Incentives Act imposes income tax rates ranging from 2% to 7% for periods ranging from 10 to 25 years. In addition, it grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and between 80% and 60% thereafter, and 100% exemption from excise taxes with respect to raw materials and certain machinery and equipment used in the exempt activities. The 1998 Tax Incentives Act also provides various special deductions designed to stimulate employment and productivity, research and development, and capital investment in Puerto Rico.

Under the 1998 Tax Incentives Act, companies can repatriate or distribute their profits free of Puerto Rico dividend taxes. In addition, passive income derived from the investment of eligible funds in Puerto Rico financial institutions, obligations of the Commonwealth, and other designated investments are fully exempt from income and municipal license taxes. Individual shareholders of an exempted business are allowed a credit against their Puerto Rico income taxes equal to 30% of their proportionate share of the exempted business's income tax liability. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period is subject to a 4% income tax rate.

Tourism Incentives Program

For many years Puerto Rico has also had incentives laws designed to stimulate investment in hotel operations on the island. The most recent of these laws, the Tourism Incentives Act of 1993, provides partial exemptions from income, property, and municipal license taxes for a period of up to 10 years. The Tourism Incentives Act also provides certain tax credits for qualifying investments in tourism activities, including hotel and condo-hotel development projects. Recently enacted legislation provides further tourism incentives by granting certain tax exemptions on interest income received by financial institutions from permanent or interim financing of tourism development projects and fees derived from credit enhancements provided to the financing of such projects.

As part of the incentives to promote the tourism industry, the Commonwealth established the Tourism Development Fund as a subsidiary of Government Development Bank for Puerto Rico ("GDB") with the authority to (i) make investments in or provide financing to entities that contribute to the development of the tourism industry and (ii) provide financial guarantees for financing hotel development projects. To date, the Fund has provided financial guarantees for loans made or bonds issued to finance the development of fifteen hotel projects representing over 3,600 new hotel rooms.

Incentives under the Code

United States corporations operating in Puerto Rico have been subject to special tax provisions since the Revenue Act of 1921. Prior to the enactment of the Tax Reform Act of 1976, under Section 931 of the Code, United States corporations operating in Puerto Rico (and meeting certain source of income tests) were taxed only on income arising from sources within the United States.

The Tax Reform Act of 1976 created Section 936 of the Code, which revised the tax treatment of U.S. corporations operating in Puerto Rico by taxing such corporations on their worldwide income in a manner similar to that applicable to any other U.S. corporation but providing such corporations a full credit for the federal tax on their business and qualified investment income in Puerto Rico. The credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources.

As a result of amendments to Section 936 made in 1996 (the "1996 Amendments"), the tax credit is being phased out over a ten-year period for companies that were operating in Puerto Rico in 1995 and is no longer available for corporations that establish operations in Puerto Rico after October 13, 1995. The 1996 Amendments also eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico.

Section 30A. The 1996 Amendments added Section 30A to the Code. Section 30A permits a "qualifying domestic corporation" ("QDC") that meets certain gross income tests to claim a credit (the "Section 30A Credit") against the federal income tax imposed on taxable income derived from sources outside the U.S. from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such business ("possession income"). The Section 30A Credit will not be available for taxable years commencing after 2005.

The Section 30A Credit is limited to the sum of (i) 60% of qualified possession wages as defined in the Code, which includes wages up to 85% of the maximum earnings subject to the OASDI portion of Social Security taxes plus an allowance for fringe benefits of 15% of qualified possession wages; (ii) a specified percentage of depreciation deductions ranging between 15% and 65%, based on the class life of tangible property; and (iii) a portion of Puerto Rico income taxes paid by the QDC, up to a 9% effective tax rate (but only if the QDC does not elect the profit-split method for allocating income from intangible property).

In the case of taxable years beginning after December 31, 2001, the amount of possession income that qualifies for the Section 30A Credit is subject to a cap based on the QDC's possession income for an average adjusted base period ending before October 14, 1995 (the "income cap").

Section 936. Under Section 936 of the Code, as amended by the 1996 Amendments, U.S. corporations that meet certain requirements and elect its application ("Section 936 Corporations") are entitled to credit against their U.S. corporate income tax the portion of such tax attributable to income derived from the active conduct of a trade or business within Puerto Rico ("active business income") and from the sale or exchange of substantially all assets used in the active conduct of such trade or business.

Under Section 936, a Section 936 Corporation may elect to compute its active business income, eligible for the Section 936 credit, under one of three formulas: (i) a cost-sharing formula, whereby it is allowed to claim all profits attributable to manufacturing intangibles and other functions carried out in Puerto Rico provided it makes a cost-sharing payment in the amount required under Section 936; (ii) a profit-split formula, whereby it is allowed to claim 50% of the combined net income of its affiliated group from the sale of products manufactured in Puerto Rico; or (iii) a costplus formula, whereby it is allowed to claim a reasonable profit on the manufacturing costs incurred in Puerto Rico.

The Section 936 credit is now only available to companies that were operating in Puerto Rico on October 13, 1995, and had elected the percentage of income credit provided by Section 936. Such percentage of income credit is equal to 40% of the federal income tax otherwise imposable on the Puerto Rico active business income or derived from the sale or exchange of substantially all assets used in such business.

In the case of taxable years beginning on or after 1998, the possession income subject to the Section 936 credit is subject to a cap based on the Section 936 Corporation's possession income for an average adjusted base period ending on October 14, 1995. The Section 936 credit is eliminated for taxable years commencing after 2005.

Controlled Foreign Corporations

Because of the credit limitations and impending phase out of Sections 30A and 936, many corporations previously operating thereunder have reorganized their operations in Puerto Rico to become controlled foreign corporations ("CFCs"). A CFC is a corporation that is organized outside the United States and is controlled by United States shareholders. In general, a CFC may defer the payment of federal income taxes on its trade or business income until such income is repatriated to the United States in the form of dividends or through investments in certain United States properties. The Puerto Rico Office of Industrial Tax Exemption has received notification from over eighty corporations that have converted part or all of their operations to CFCs. These include most of the major pharmaceutical, instrument, and electronics companies manufacturing in Puerto Rico.

CFCs operate under transfer pricing rules for intangible income that are different from those applicable to corporations operating under Sections 936 and 30A. In many cases, they are allowed to attribute a larger share of this income to their Puerto Rico operation but must make a royalty payment "commensurate with income" to their U.S. affiliates. Section 936 Corporations were exempted from Puerto Rico withholding taxes on any cost-sharing payments they might have opted to make, but CFCs are subject to a 10% Puerto Rico withholding tax on royalty payments.

Public Sector Debt

Public sector debt comprises bonds and notes of the Commonwealth, its municipalities, and public corporations ("notes" as used in this section refers to certain types of non-bonded debt regardless of maturity), subject to the exclusions described below. The Constitution of Puerto Rico limits the amount of general obligation (full faith and credit) debt that can be issued or guaranteed by the Commonwealth. The Commonwealth's policy has been and continues to be to maintain the amount of such debt prudently below the constitutional limitation. Direct debt of the Commonwealth is supported by Commonwealth taxes. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products. See Public Corporations. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

Direct debt of the Commonwealth is issued pursuant to specific legislation approved in each particular case. Debt of the municipalities is issued pursuant to resolutions adopted by the respective municipal assemblies. Debt of public corporations is issued pursuant to resolutions adopted by the governing bodies of the public corporations in accordance with their enabling statutes. GDB, as fiscal agent of the Commonwealth and its municipalities and public corporations, must approve the specific terms of each issuance.

As of June 30, 2004, total outstanding public sector debt was $33.942 billion, of which $2.175 billion, or 6.4%, comprised short-term debt.

Retirement Systems

Public employees of the Commonwealth and its instrumentalities are covered by five retirement systems: the Employees Retirement System of the Commonwealth and its instrumentalities (the "Employees Retirement System"), the Annuity and Pension System for the Teachers of Puerto Rico (the "Teachers Retirement System"), the Commonwealth Judiciary Retirement System (the "Judiciary Retirement System"), the Retirement System of the University of Puerto Rico (the "University Retirement System"), and the Employees Retirement System of the Puerto Rico Electric Power Authority (the "Electric Power Authority Retirement System").

The University Retirement System and the Electric Power Authority Retirement System apply to employees of the University of Puerto Rico and the Electric Power Authority, respectively. The Commonwealth is not required to contribute directly to those two systems, although a large portion of University revenues is derived from legislative appropriations.

The Teachers Retirement System covers primarily public school teachers, the Judiciary Retirement System covers judges, and the Employees Retirement System covers all other employees of the Commonwealth and its municipalities and instrumentalities. As of June 30, 2003, the total number of active members of the three systems was as follows: Employees Retirement System, 166,914; Teachers Retirement System, 49,046; and Judiciary Retirement System, 338. The three systems are financed by contributions made by employers (the Commonwealth, public corporations, and municipalities) and employees and investment income. The central government is responsible for approximately 67% of total employer contributions to the Employees Retirement System, and the other 33% is the responsibility of public corporations and municipalities. The central government is also responsible for 100% and 99% of total employer contributions to the Judiciary Retirement System and the Teachers Retirement System, respectively. Retirement and related benefits provided by the systems and required contributions to the systems by employees are determined by law. Required employers' contributions to the systems are determined by law and are not actuarially determined. For the Employees Retirement System, required employer contributions consist of 9.275% of applicable payroll in the case of municipalities, central government and public corporations. Required employee contributions for the Employees Retirement System vary according to salary and how the individual employee's retirement benefits are coordinated with social security benefits. For the Judiciary Retirement System, required contributions consist of 20% of applicable payroll for the employer and 8% for the employees.

According to the most recent actuarial valuation of the Employees Retirement System and Judiciary Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2001, the total pension benefit obligation for the Employees Retirement System and the Judiciary Retirement System was $9.881 billion and $162.2 million, respectively. The unfunded pension benefit obligation of the Employees Retirement System and Judiciary Retirement System for the same period was $7.453 billion and $92.1 million, respectively, representing a funding ratio of 25% and 43%, respectively. This funding ratio does not take into account the reduction in the value of their respective equity portfolios resulting from the decline in the equities market since fiscal year 2001. It is estimated that as of June 30, 2003, the total pension benefit obligation for the Employees Retirement System is $11.292 billion and the unfunded pension benefit obligation is $9.349 billion, representing a funding ratio of 17%.

The most recent actuarial valuation was completed in accordance with the "Projected Unit Credit" method. An investment return of 8.5% per year, a salary increase of 5% per year, and a post-retirement benefit increase of 3% every third year were assumed. In the case of the Employees Retirement System, Act No. 10 of May 21, 1992 provided three benefit increases of 3% each. The first 3% increase was granted to retirees who had been receiving their annuities for three or more years as of that date. The second 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1995. This increase is being financed by additional contributions from the employers. The third 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1998. This third increase is being partially funded with additional contributions from some of the employers. In June 2001, the Legislature approved a law providing a fourth 3% increase, effective as of January 1, 2001, in post-retirement annuity payments granted on or prior to January 1, 1998. This increase will be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. In June 2003, the Legislature approved a law providing a fifth increase of 3% in postretirement benefits effective January 1, 2004. This increase will be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. Subsequent increases will depend upon the explicit approval of the System's Board of Trustees and the Legislature and must provide a funding source. In the case of the Judiciary Retirement System, Act No. 41 of June 13, 2001 provides a 3% increase in annuity payments, commencing on January 1, 2002 and every three years thereafter, to retirees who have been receiving their annuities for three or more years as of that date. This increase will be funded by the General Fund.

In 1990, the organic act of the Employees Retirement System was amended to reduce the future pension liabilities of the Employees Retirement System. Among other provisions, the legislation increased the level of contribution to the System and limited the retirement benefits for new employees by increasing the length of time for the vesting of certain benefits and reducing the level of benefits in the case of early retirement. The legislation also reduced the level of occupational disability benefits and death benefits received by new employees.

In 1999, the organic act of the Employees Retirement System was further amended to change it, prospectively, from a defined benefit system to a defined contribution system. This amendment provides for the establishment of an individual account for each employee hired by the Commonwealth after December 31, 1999 and for those current employees who elect to transfer from the existing defined benefit system. The individual account of each current employee is credited initially with an amount equal to his aggregate contributions to the Employees Retirement System, plus interest. Current employees who did not elect to transfer to the new defined contribution system will continue accruing benefits under the current defined benefit system. The individual account of each participant of the new defined contribution system is credited monthly with the participant's contribution and is credited semiannually with a rate of return based on either of two notional investment returns. Such accounts are not credited with any contribution by the employer. Instead, employer contributions will now be used completely to reduce the accumulated unfunded pension liability of the Employees Retirement System.

The law approving the sale of a controlling interest in the Puerto Rico Telephone Company ("PRTC") to a consortium led by GTE International Telecommunications Incorporated (subsequently acquired by Verizon Communications Inc., "Verizon") provides that any future proceeds received by the government from the sale of its then-remaining 43% stock ownership in PRTC will be transferred to the Employees Retirement System to reduce its accumulated unfunded pension benefit obligation. In January 2002, Verizon exercised its option to purchase an additional 15% of the stock of PRTC for $172 million. The proceeds of the sale were transferred to the Employees Retirement System.

The Employees Retirement System's disbursements of benefits during fiscal years 2002, 2003, and 2004 exceeded contributions and investment income for those years. The cash shortfall for fiscal years 2002 and 2003 was covered with a portion of the proceeds from the sale to Verizon of the 15% stock ownership in PRTC.

The Employees Retirement System anticipates that its future cash flow needs for disbursement of benefits to participants may exceed the sum of the employer and employee contributions received and its investment and other recurring income. The Employees Retirement System expects to cover this cash flow imbalance in the next few fiscal years with the proceeds from the sale of the remaining shares of PRTC stock. The Employees Retirement System is currently evaluating other measures to increase its revenues.

According to the most recent actuarial valuation of the Teachers Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2001, the accrued actuarial liability of the system was $3.684 billion and the value of assets amounted to $2.284 billion, representing a funding ratio of 62%, and the resulting unfunded accrued liability was $1.400 billion. This funding ratio does not take into account the recent significant decline in the equities market and the resulting reduction in the value of the equity portfolio. As of June 30, 2003, the estimated annual actuarial liability was $3.921 billion, and the value of assets amounted to $2.142 billion, representing an estimated funding ratio of 55% and an estimated unfunded accrued liability of $1.779 billion. As of June 30, 2000, the remaining amortization period for the unfunded liability was 19 years. The actuarial valuation assumed an investment return of 8% per year and salary increases of 5% per year. Act No. 45 of January 27, 2000 increased the amount of the employee contribution from 7% to 9%, effective immediately. This will result in an increase of employee contributions of $1.5 million per month.

Major Sources of General Fund Revenues

Income Taxes. The Commonwealth's income tax law, the Internal Revenue Code of 1994, as amended (the "PR Code"), imposes a tax on the income of individual residents of Puerto Rico, trusts, estates, and domestic and foreign (if engaged in a trade or business in Puerto Rico) corporations and partnerships at graduated rates. A flat tax is imposed on certain payments made to non-residents of Puerto Rico, which is collected through an income tax withholding.

Resident individuals are subject to tax on their taxable income from all sources. The PR Code has five tax brackets for individuals with tax rates of 7%, 10%, 15%, 28%, and 33%. Dividend income from Puerto Rico corporations and certain qualifying foreign corporations is taxed at a rate of 10%.

Gain realized from the sale or exchange of a capital asset by resident individuals, if held for more than six months, is taxed at a rate of 20%. It is taxed at a rate of 10% if the capital asset consists of certain property located or deemed located in Puerto Rico. Gains realized by Puerto Rico resident individuals, trusts and estates from the sale of stock of certain Puerto Rico corporations in an initial public offering made prior to January 1, 2008 are subject to a special capital gains rate of 7%.

On August 22, 2004, the Governor signed into law Act 226 to provide a temporary reduction in the long-term capital gains tax rate. Act 226 reduces the long-term capital gains tax rates by 50% for transactions that take place from July 1, 2004 through June 30, 2005, provided that the net long-term capital gain is reinvested in Puerto Rico.

Interest income in excess of $2,000 on deposits with Puerto Rico financial institutions is taxed at a rate of 17%; the first $2,000 of interest income from such institutions is exempt from taxation. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident individuals, trusts, and estates qualifies for a special 10% tax rate.

Puerto Rico corporations and partnerships are subject to tax on income from all sources; foreign corporations and partnerships that are engaged in a trade or business in Puerto Rico are subject to tax on their income from Puerto Rico sources and on income from sources outside Puerto Rico that is effectively connected with the conduct of their trade or business in Puerto Rico. Unless a corporation or partnership qualifies for partial exemption from corporate income and other taxes under the industrial incentives program (see "Tax Incentives" under The Economy above), it is subject to tax at graduated rates.

The PR Code provides for six income tax brackets for corporations and partnerships, with the highest rate (39%) applicable to net taxable income in excess of $300,000. Gains realized from the sale or exchange of a capital asset, if held for more than six months, are taxed at a maximum rate of 25% or 12.5% if the capital asset consists of certain property located or deemed located in Puerto Rico sold or exchanged after December 31, 2000. Act 226 reduces the long-term capital gains tax rates by 50% for transactions that take place from July 1, 2004 through June 30, 2005. Dividends received by Puerto Rico corporations and partnerships of foreign corporations and partnerships engaged in trade or business in Puerto Rico are subject to general income tax rates. A dividends received credit may be available. A special tax rate of 17% is applicable to dividend distributions of REITs received by corporations. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident corporations and partnerships qualifies for a special tax rate.

Certain corporations and partnerships covered by the tax incentives acts continue to be subject to a maximum tax rate of 45% on their taxable income. Corporations and partnerships covered by the Puerto Rico Tourism Incentives Act of 1993, as amended, are subject to a maximum tax rate of 42% on their taxable income. The PR Code also provides for an alternative minimum tax of 22%. Corporations and partnerships operating under a new grant of tax exemption issued under the 1998 Tax Incentives Act are subject to a maximum income tax rate of 7% during their basic exemption period.

The PR Code imposes a branch profits tax on resident foreign corporations less than 80% of whose gross income qualifies as income effectively connected with a Puerto Rico trade or business. The branch profits tax is 10% of an annual dividend equivalent amount, and it applies without regard to the Puerto Rico source-of-income rules.

Interest from Puerto Rico sources paid to non-resident non-affiliated corporate recipients is not subject to any income or withholding tax. Interest paid to certain related non-resident recipients is subject to a withholding tax of 29%. Dividends paid to non-resident corporate recipients are subject to a withholding tax of 10%. Dividends distributed by corporations (including Section 936 Corporations) operating under new grants of tax exemption issued under the 1998 Tax Incentives Act are not subject to Puerto Rico income tax. However, royalty payments made by such corporations to non-resident recipients are subject to a 10% withholding tax. The basic tax on dividends paid to foreign corporate shareholders of Section 936 Corporations operating under grants of tax exemption issued under prior incentives laws is 10% but is subject to reduction if a percentage of the profits are invested in certain eligible instruments for specified periods of time.

Subject to certain exceptions, payments in excess of $1,500 during a calendar year made by the Commonwealth and persons engaged in a trade or business in Puerto Rico in consideration of the receipt of services rendered in Puerto Rico are subject to a 7% withholding tax.

The Treasury Department is presently evaluating a plan to reform the Commonwealth's tax system. The objective of this reform would be to reduce the income tax rates for individuals while expanding the tax base by taxing persons not currently participating in the income tax system and simplifying the tax system in order to make its administration more effective. The tax reform is expected to be implemented beginning on January 1, 2006. The Treasury Department expects that the tax reform will produce additional General Fund revenues.

Excise Taxes. The PR Code imposes a tax on articles and commodities that are imported into or manufactured in Puerto Rico for consumption in Puerto Rico and a tax on certain transactions, such as hotel occupancy, public shows, and horse racing. The excise tax on certain articles and commodities, such as cigarettes, alcohol and petroleum products, is based upon the quantity of goods imported. The excise tax on motor vehicles is based on its suggested retail price. The PR Code imposes a tax at an effective rate of 6.6% of the F.O.B. factory price for imported goods and 3.6% of the sales price of goods manufactured in Puerto Rico, except sugar, cement, cigarettes, motor vehicles, and certain petroleum products, which are taxed at different rates. Goods to be used by the government, except for motor vehicles and construction equipment, are not exempt. Exemptions apply to certain articles, such as food and medicines, and to articles designated for certain users.

Other Taxes and Revenues Motor vehicle license plate and registration fees comprise the major portion of license tax receipts.

Non-tax revenues consist principally of lottery proceeds, documentary stamps, permits, fees and forfeits, proceeds of land sales and receipts from public corporations in lieu of taxes.

Revenues from non-Puerto Rico sources include customs duties collected in Puerto Rico and excise taxes on shipments of rum from the island to the United States mainland. The customs duties and excise taxes on shipments are imposed and collected by the United States and returned to the Commonwealth. The excise tax on shipments of rum from Puerto Rico and other rum-producing countries is $13.50 per proof gallon. Of this amount, $13.25 per proof gallon will be returned to the Treasury of Puerto Rico until December 31, 2005, and, commencing on January 1, 2006, the amount returned will be reduced to $10.50 per proof gallon.

Property Taxes. Personal property, which accounts for approximately 53% of total collections of taxable property, is self-assessed. Real property taxes are assessed based on 1958 property values. No real property reassessment has been made since 1958, and construction taking place after that year has been assessed on the basis of what the value of the property would have been in 1958. Accordingly, the overall assessed valuation of real property for taxation purposes is substantially lower than the actual market value. Also, an exemption on the first $15,000 of assessed valuation in owner-occupied residences is available.

Property taxes are assessed, determined and collected for the benefit of the municipalities by the Municipal Revenues Collection Center ("CRIM"), a government instrumentality of the Commonwealth. However, a special 1.03% tax on the assessed value of all property (other than exempted property) imposed by the Commonwealth for purposes of paying the Commonwealth's general obligation debt is deposited in the Commonwealth's Redemption Fund.

Collections of Income and Excise Taxes

The Department of the Treasury has continued its program for improving tax collections, which began in fiscal year 1986. The program has consisted, in part, of taking the initiative in sponsoring and implementing tax reform, particularly in the areas of excise taxes and income taxes, in order to decrease the incidences of nonpayment of taxes and to expand the taxpayer base. The program has also included (i) improving the methods by which delinquent taxpayers are identified, primarily through the use of computer analyses, (ii) computerizing the processing of tax returns, and (iii) identifying and eliminating taxpayer evasion.

Budget of the Commonwealth

The fiscal year of the Commonwealth begins each July 1. The Governor is constitutionally required to submit to the Legislature an annual balanced budget of capital improvements and operating expenses of the central government for the ensuing fiscal year. The annual budget is prepared by the Office of Management and Budget ("OMB"), in coordination with the Planning Board, the Department of the Treasury, and other government offices and agencies. Section 7 of Article VI of the Constitution of the Commonwealth provides that "[t]he appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law."

The annual budget, which is developed utilizing elements of program budgeting, includes an estimate of revenues and other resources for the ensuing fiscal year under (i) laws existing at the time the budget is submitted, and (ii) legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor's recommendations as to appropriations that in the Governor's judgment are necessary, convenient, and in conformity with the four-year investment plan prepared by the Planning Board.

The Legislature may amend the budget submitted by the Governor but may not increase any items so as to cause a deficit without imposing taxes to cover such deficit. Upon passage by the Legislature, the budget is referred to the Governor, who may decrease or eliminate any item but may not increase or insert any new item in the budget. The Governor may also veto the budget in its entirety and return it to the Legislature with the Governor's objections. The Legislature, by a two-thirds majority in each house, may override the Governor's veto. If a budget is not adopted prior to the end of the fiscal year, the annual budget for the preceding fiscal year as originally approved by the Legislature and the Governor is automatically renewed for the ensuing fiscal year until a new budget is approved by the Legislature and the Governor. This permits the Commonwealth to continue making payments of its operating and other expenses until a new budget is approved.

During any fiscal year in which the resources available to the Commonwealth are insufficient to cover the appropriations approved for such year, the Governor may take administrative measures to reduce expenses and submit to both houses of the Legislature a detailed report of any adjustment necessary to balance the budget, or make recommendations to the Legislature for new taxes or authorize borrowings under provisions of existing legislation, or take any other necessary action to meet the estimated deficiency. Any such proposed adjustments shall give effect to the "priority norms" established by law for the disbursement of public funds in the following order of priority: first, the payment of the interest on and amortization requirements for public debt (Commonwealth general obligations and guaranteed debt for which the Commonwealth's guarantee has been exercised); second, the fulfillment of obligations arising out of legally binding contracts, court decisions on eminent domain, and other unavoidable obligations to protect the name, credit, and good faith of the Commonwealth; third, current expenditures in the areas of health, protection of persons and property, education, welfare, and retirement systems; and fourth, all other purposes.

A Budgetary Fund was created by Act No. 147 of June 18, 1980, as amended (the "Budgetary Fund"), to cover the appropriations approved in any fiscal year in which the revenues available for such fiscal year are insufficient, to secure the payment of public debt, and to provide for unforeseen circumstances in the provision of public service. Currently, an amount equal to one percent of the General Fund net revenues of the preceding fiscal year is deposited annually into the Fund. In addition, other income (not classified as revenues) that is not assigned by law to a specific purpose is also required to be deposited in the Budgetary Fund. The maximum balance of the Budgetary Fund may not exceed 6% of the total appropriations included in the budget for the preceding fiscal year. As of July 1, 2004, the balance in the Budgetary Fund was $126 million (this amount includes the fiscal year 2005 appropriation and excludes amounts that will be transferred out of the Budgetary Fund to cover excess expenditures during fiscal year 2004).

An Emergency Fund was created by Act No. 91 of June 21, 1966, as amended (the "Emergency Fund"), to cover unexpected public needs caused by calamities, such as wars, hurricanes, earthquakes, droughts, floods and plagues, and to protect people's lives and property and the public sector credit. The Emergency Fund is capitalized annually with an amount totaling no less than one percent of the General Fund net revenues of the preceding fiscal year. During the fiscal year 2004 budget process, Act No. 91 was amended to set an upper limit to the Emergency Fund of $150 million at the beginning of the fiscal year. As of July 1, 2004, the balance in the Emergency Fund was $154.8 million, including fiscal year 2005 appropriations.

Appropriations

In Puerto Rico, the central government has many functions that in the fifty states are the responsibility of local government, such as providing public education and police and fire protection. The central government provides significant annual grants to the University of Puerto Rico, the Puerto Rico Aqueduct and Sewer Authority ("PRASA"), and to the municipalities. The grants to the University of Puerto Rico are included in current expenses for education and debt service on general obligation bonds is included in current expenses for debt service. Debt service on Sugar Corporation notes paid by the Commonwealth is included in current expenses for economic development, and debt service on Urban Renewal and Housing Corporation bonds and notes and on Housing Finance Authority mortgage subsidy bonds paid by the Commonwealth is included in current expenses for housing.

Approximately 27.9% of the General Fund is committed for payment of fixed charges such as municipal subsidies, grants to the University of Puerto Rico, contributions to the Aqueduct and Sewer Authority, funding for the judiciary branch, rental payments to the Public Buildings Authority, among others, and debt service on direct debt of the Commonwealth. In the case of the judiciary branch, legislation approved in December of 2002 provides that, commencing with fiscal year 2004, the Commonwealth will appropriate annually to the judiciary branch an amount initially equal to 3.3% of the average annual revenue from internal sources for each of the two preceding fiscal years. This percentage will increase until it reaches 4% in fiscal year 2008, and may be further increased upon review, with scheduled reviews every five years.

Fiscal Year 2004

The consolidated budget for fiscal year 2004 totaled $23.782 billion. Of this amount, $13.577 billion was assigned to the central government. This includes General Fund total resources and appropriations of $8.295 billion, which represents an increase of $452 million, or 5.8%, over budgeted amounts for fiscal year 2003. These total resources include $7.925 billion of total revenues and $370 million of other sources.

In the fiscal year 2004 budget, revenues and other resources of all budgetary funds totaled $12.689 billion, excluding balances from the previous fiscal year and general obligation bonds authorized. The net increase in General Fund revenues in the fiscal year 2004 budget, as compared to fiscal year 2003, was accounted mainly by increases in corporate income taxes (up $49 million), personal income taxes (up $48 million), excise taxes on motor vehicles and accessories (up $44 million), income taxes withheld from non-residents (up $43 million), federal excise taxes on offshore shipments (up $20 million), excise taxes on alcoholic beverages (up $14 million), and excise taxes on cigarettes (up $10 million), and decreases in customs duties (down $6 million) and tollgate taxes (down $23 million).

Current expenses and capital improvements of all budgetary funds for fiscal year 2004 totaled $13.176 billion, an increase of $754.4 million from fiscal year 2003. The major changes in General Fund budgeted expenditures by program in fiscal year 2004 were increases in health (up $127.4 million), education (up $107.2 million), debt service on the Commonwealth's general obligation and guaranteed debt (up $10.6 million), general government (up $63.3 million), other debt service consisting primarily of Commonwealth appropriation debt (up $63.2 million), special pension contributions (up $56.6 million), contributions to municipalities (up $7.8 million), transportation and communications (up $7.6 million), public safety and protection (up $7.5 million), welfare (up $2.9 million), and housing (up $2.2 million), and a decrease in economic development (down $3.9 million).

Preliminary General Fund net revenues for fiscal year 2004 were $7.985 billion, exceeding the original General Fund budget by $60.4 million. General Fund expenditures for fiscal year 2004 are estimated at $8.593 billion, exceeding the original General Fund budget by $298 million. The higher expenditures occurred in the areas of education, public safety and protection and health. The government expects to cover such shortfalls with expected reimbursements of certain federal funds relating to education, funds previously encumbered but not expended and by transferring funds from the Budgetary Fund.

The general obligation bond authorization for the fiscal year 2004 budget was $540 million.

Fiscal Year 2005

The consolidated budget for fiscal year 2005 totals $24.652 billion. Of this amount, $13.908 billion is assigned to the central government. This amount includes General Fund total resources and appropriations of $8.859 billion, which represents an increase of $564 million, or 6.8%, over budgeted amounts for fiscal year 2004. These total resources include $8.309 billion of total revenues and $550 million of additional resources relating to a loan to be obtained from GDB secured by tax receivables. The budget for fiscal year 2005 was approved on July 1, 2004.

The net increase in General Fund revenues in the fiscal year 2005 budget, as compared to the fiscal year 2004 budgeted revenues, are accounted mainly by corporation income taxes (up $109 million), general 5% excise taxes (up $55 million), personal income taxes (up $49 million), excise taxes on motor vehicles and accessories (up $17 million), federal excise taxes on off-shore shipments (up $20 million), and customs duties (up $10 million), and decreases in excise taxes on cigarettes (down $9 million) and excise taxes on alcoholic beverages (down $9 million).

Current expenses and capital improvements of all funds for fiscal year 2005 total $13.909 billion, an increase of $732.8 million from fiscal year 2004. The major changes in General Fund expenditures by program in fiscal year 2005 are increases in education (up $283.9 million), public safety and protection (up $162.2 million), special pension contributions (up $52 million), welfare (up $36.2 million), health (up $29.6 million), economic development (up $15.3 million), transportation and communications (up $8.6 million), contributions to municipalities (up $5.7 million), and housing (up $1.7 million), and decreases in other debt service consisting primarily of Commonwealth appropriation debt (down $8.8 million) and general government (down $50.0 million).

The general obligation bond authorization for the approved fiscal year 2005 budget is $550 million.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. In selecting brokers or dealers (including affiliates of FMR), FMR generally considers: the execution price; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the firm; the execution services rendered on a continuing basis; the reasonableness of any compensation paid; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.

For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM.

If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the sub-advisory agreement, and will do so in accordance with the policies described in this section.

Purchases and sales of securities on a securities exchange are effected through brokers who receive compensation for their services. Compensation may also be paid in connection with riskless principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system.

Securities may be purchased from underwriters at prices that include underwriting fees.

Futures transactions are executed and cleared through FCMs who receive compensation for their services.

Each fund may execute portfolio transactions with brokers or dealers (who are not affiliates of FMR) that provide products and services. These products and services may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The receipt of these products and services has not reduced FMR's normal research activities in providing investment advice to the funds. FMR's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Certain of the products and services FMR receives from brokers or dealers are furnished by brokers or dealers on their own initiative, either in connection with a particular transaction or as part of their overall services. In addition, FMR may request a broker or dealer to provide a specific proprietary or third-party product or service. While FMR takes into account the products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FMR nor a fund incurs an obligation to the broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a certain amount of compensation or otherwise.

Brokers or dealers that execute transactions for a fund may receive compensation that is in excess of the amount of compensation that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing a fund to pay such higher compensation, FMR will make a good faith determination that the compensation is reasonable in relation to the value of the products and services provided viewed in terms of the particular transaction for the fund or FMR's overall responsibilities to the fund or other investment companies and investment accounts. Typically, these products and services assist FMR or its affiliates in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund.

FMR may place trades with certain brokers with which it is under common control, including National Financial Services LLC (NFS), provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. FMR does not allocate trades to NFS in exchange for brokerage and research products and services of the type sometimes known as "soft dollars." FMR trades with its affiliated brokers on an execution-only basis.

FMR may allocate brokerage transactions to brokers or dealers (who are not affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the compensation paid by a fund toward the reduction of that fund's expenses.

The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the compensation paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

For the fiscal periods ended 2004 and 2003, the portfolio turnover rates were 12% and 23%, respectively, for Spartan Michigan Municipal Income.

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions.

For the fiscal years ended December 31, 2004, 2003, and 2002, each fund paid no brokerage commissions.

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For the fiscal year ended December 31, 2004, each fund paid no brokerage commissions to firms for providing research services.

The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the compensation paid by the funds on portfolio transactions is legally permissible and advisable. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to participate, or continue to participate, in the commission recapture program.

Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by FMR or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable to each fund or investment account. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

Each fund's NAV is the value of a single share. The NAV of each fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

Municipal Bond Fund. Portfolio securities are valued by various methods. If quotations are not available, debt securities are usually valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.

The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

Money Market Fund Portfolio securities and other assets are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price the fund would receive if it sold the instrument.

Securities of other open-end investment companies are valued at their respective NAVs.

At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from a fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

BUYING, SELLING, AND EXCHANGING INFORMATION

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

DISTRIBUTIONS AND TAXES

Dividends. To the extent that each fund's income is designated as federally tax-exempt interest, the dividends declared by the fund are also federally tax-exempt. Short-term capital gains are taxable at ordinary income tax rates, but do not qualify for the dividends-received deduction.

Generally, each municipal fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. Neither FMR nor the municipal funds guarantee that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued and you may need to file an amended income tax return. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.

Interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.

A portion of the gain on municipal bonds purchased at market discount after April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains.

Michigan Tax Matters. Under a ruling of the Michigan Department of Treasury, shareholders of Michigan Municipal Money Market and Spartan Michigan Municipal Income who are subject to the Michigan income tax or single business tax will not be subject to the Michigan income tax or single business tax on their Michigan fund dividends to the extent that such distributions are exempt-interest dividends for federal income tax purposes and are attributable to interest on tax-exempt obligations of the State of Michigan, its political or governmental subdivisions, or its governmental agencies or instrumentalities (as well as certain federally tax-exempt obligations of territories and possessions of the United States). Such distributions will also not be subject to city income taxes imposed by certain Michigan cities. Any distributions with respect to shares of each Michigan fund other than those described in the preceding sentence, including, but not limited to, long or short-term capital gains, will be subject to the Michigan income tax and single business tax and may be subject to the city income taxes imposed by certain Michigan cities.

Capital Gain Distributions. Each fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains. The money market fund may distribute any net realized capital gains once a year or more often, as necessary.

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Tax Status of the Funds. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Member of the Advisory Board, and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 233 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1984 or 1991

Trustee of Fidelity Municipal Trust (1984) and Fidelity Municipal Trust II (1991). Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of Michigan Municipal Money Market (2001) and Spartan Michigan Municipal Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
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Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

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Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2001 or 2002

Trustee of Fidelity Municipal Trust II (2001) and Fidelity Municipal Trust (2002). Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Municipal Trust and Fidelity Municipal Trust II. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 1997 or 2000

Vice President of Michigan Municipal Money Market (2000) and Spartan Michigan Municipal Income (1997). He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (44)

Year of Election or Appointment: 2002

Vice President of Spartan Michigan Municipal Income. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

David L. Murphy (56)

Year of Election or Appointment: 2002

Vice President of Michigan Municipal Money Market. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002) and Vice President of certain Asset Allocation Funds (2003). He serves as Senior Vice President (2000) and Money Market Group Leader (2002) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003) and a Vice President of FMR (2000). Previously, Mr. Murphy served as Bond Group Leader (2000-2002) and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Michael Widrig (41)

Year of Election or Appointment: 2004

Vice President of Michigan Municipal Money Market. Mr. Widrig also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Widrig worked as an analyst and manager.

Douglas T. McGinley (39)

Year of Election or Appointment: 2004

Vice President of Spartan Michigan Municipal Income. Mr. McGinley also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. McGinley worked as an analyst and manager.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Michigan Municipal Money Market and Spartan Michigan Municipal Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Vice President and Secretary of FDC; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Michigan Municipal Money Market and Spartan Michigan Municipal Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Michigan Municipal Money Market and Spartan Michigan Municipal Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Michigan Municipal Money Market and Spartan Michigan Municipal Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Michigan Municipal Money Market and Spartan Michigan Municipal Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Michigan Municipal Money Market and Spartan Michigan Municipal Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Michigan Municipal Money Market and Spartan Michigan Municipal Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)

Year of Election or Appointment: 1986 or 1990

Assistant Treasurer of Michigan Municipal Money Market (1990) and Spartan Michigan Municipal Income (1986). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

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Peter L. Lydecker (50)

Year of Election or Appointment: 2004

Assistant Treasurer of Michigan Municipal Money Market and Spartan Michigan Municipal Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

Year of Election or Appointment: 2002

Assistant Treasurer of Michigan Municipal Money Market and Spartan Michigan Municipal Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Michigan Municipal Money Market and Spartan Michigan Municipal Income. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

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Standing Committees of the Funds' Trustees. The Board of Trustees has established various committees to facilitate the timely and efficient consideration of all matters of importance to non-interested Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has 10 standing committees.

The Operations Committee is composed of all of the non-interested Trustees, with Mr. Mann currently serving as Chair. The committee normally meets monthly (except August), or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the non-interested Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the Fidelity funds and FMR and its affiliates, and annually reviews and makes recommendations regarding transfer agent and other service agreements, insurance coverage, and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders, significant litigation, and the voting of proxies of portfolio companies. The committee also has oversight of compliance issues not specifically in the scope of the charters of the Audit Committee or Fund Oversight Committees and considers other operating matters not specifically within the scope of oversight of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended December 31, 2004, the committee held 12 meetings.

The Fair Value Oversight Committee is composed of all of the non-interested Trustees, with Mr. Mann serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair, in conjunction with meetings of the Board of Trustees. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and their classification as liquid or illiquid and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee provides oversight regarding the investment policies relating to, and Fidelity funds' investment in, non-traditional securities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended December 31, 2004, the committee held four meetings.

The Board of Trustees has established three Fund Oversight Committees: the Equity Committee (composed of Messrs. Lautenbach (Chair), Kirk, and Stavropoulos), the Fixed-Income and International Committee (composed of Messrs. Cook (Chair) and Cox and Ms. Knowles), and the Select and Special Committee (composed of Messrs. McCoy (Chair), Gates, and Heilmeier). Each committee normally meets monthly (except August) or more frequently as called by the Chair of the respective committee. Each committee oversees investment advisory services provided by FMR to the relevant funds and develops an understanding of and monitors the investment objectives, policies, and practices of the relevant Fidelity funds. Each committee also monitors investment performance, compliance by each relevant Fidelity fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters and the personnel and other resources devoted to the management of each fund. The Fixed-Income and International Committee also receives reports required under Rule 2a-7 of the 1940 Act and has oversight of research bearing on credit quality, investment structures and other fixed-income issues, and of international research. The Select and Special Committee has oversight of FMR's equity investment research. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The non-interested Trustees of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the non-interested Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. During the fiscal year ended December 31, 2004, the Equity Committee held 12 meetings, the Fixed-Income and International Committee held 11 meetings, and the Select and Special Committee held 11 meetings.

The Board of Trustees established in December 2003 two Fund Contract Committees: the Equity Contract Committee (composed of Messrs. Lautenbach (Chair), Cook, and McCoy) and the Fixed-Income Contract Committee (composed of Messrs. Cook (Chair) and Cox, and Ms. Knowles). Each committee ordinarily meets monthly during the first six months of each year and more frequently as necessary to consider matters related to the renewal of fund investment advisory agreements. The committees will assist the Board of Trustees in its consideration of investment advisory agreements of each fund. Each committee receives information on and makes recommendations concerning the approval of investment advisory agreements between the Fidelity funds and FMR and its affiliates and any non-FMR affiliate that serves as a sub-adviser to a Fidelity fund (collectively, investment advisers) and the annual review of these contracts. The Fixed-Income Contract Committee will be responsible for investment advisory agreements of the fixed-income funds. The Equity Contract Committee will be responsible for the investment advisory agreements of all other funds. With respect to each fund under its purview, each committee: requests and receives information on the nature, levels, and quality of services provided to the shareholders of the Fidelity funds by the investment advisers and their respective affiliates, fund performance, and such other information as the committee determines to be reasonably necessary to evaluate the terms of the investment advisory agreements; considers the profitability and other benefits that the investment advisers and their respective affiliates derive from their contractual arrangements with each of the funds (including tangible and intangible "fall-out benefits"); considers methodologies for determining the extent to which the funds benefit from economies of scale and refinements to these methodologies; considers such other matters and information as may be necessary and appropriate to evaluate investment advisory agreements of the funds; and makes recommendations to the Board concerning the approval or renewal of investment advisory agreements. Each committee will consult with the other committees of the Board of Trustees, and in particular with the Audit Committee and the applicable Fund Oversight Committees, in carrying out its responsibilities. Each committee's responsibilities are guided by Sections 15(c) and 36(b) of the 1940 Act. While each committee consists solely of non-interested Trustees, its meetings may, depending upon the subject matter, be attended by one or more senior members of FMR's management or representatives of a sub-adviser not affiliated with FMR. During the fiscal year ended December 31, 2004, the Equity Contract Committee held four meetings and the Fixed-Income Contract Committee held two meetings.

The Shareholder Services, Brokerage and Distribution Committee is composed of Messrs. Cox (Chair), Cook, Heilmeier, Lautenbach, and Stavropoulos. The committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the Fidelity funds' transfer agency fees, custody fees, and direct fees to investors (other than sales loads), such as small account and exchange fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the Fidelity funds by FMR and its affiliates, including pricing and bookkeeping services and fees. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the Fidelity funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution and commissions paid to firms supplying research and brokerage services or paying fund expenses. The committee also monitors brokerage and other similar relationships between the Fidelity funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the Fidelity funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finders' fees. The committee also oversees and receives reports on the preparation and use of advertisements and sales literature for the Fidelity funds. During the fiscal year ended December 31, 2004, the Shareholder Services, Brokerage and Distribution Committee held 12 meetings.

The Audit Committee is composed of Ms. Knowles (Chair), and Messrs. Gates, Kirk, and McCoy. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair. The committee meets separately at least four times a year with the Fidelity funds' Treasurer, with personnel responsible for the internal audit function of FMR Corp., and with the Fidelity funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the Fidelity funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the Fidelity funds and the funds' service providers, (ii) the financial reporting processes of the Fidelity funds, (iii) the independence, objectivity and qualification of the auditors to the Fidelity funds, (iv) the annual audits of the Fidelity funds' financial statements, and (v) the accounting policies and disclosures of the Fidelity funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any Fidelity fund, and (ii) the provision by any outside auditor of certain non-audit services to Fidelity fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the Fidelity funds. It is responsible for approving all audit engagement fees and terms for the Fidelity funds, resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the Fidelity funds and any service providers consistent with Independent Standards Board Standard No. 1. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the Fidelity funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Fidelity funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the Fidelity funds' or service providers internal controls over financial reporting. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the Fidelity funds' financial reporting process, will discuss with FMR, the Fidelity funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR Corp. their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the Fidelity funds, and will review with FMR, the Fidelity funds' Treasurer, outside auditor, and internal auditor personnel of FMR Corp. (to the extent relevant) the results of audits of the Fidelity funds' financial statements. The committee will review periodically the Fidelity funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. The committee also plays an oversight role in respect of each Fidelity fund's compliance with its name test and investment restrictions, the code of ethics relating to personal securities transactions, the code of ethics applicable to certain senior officers of the Fidelity funds, and anti-money laundering requirements. During the fiscal year ended December 31, 2004, the committee held 37 meetings.

The Governance and Nominating Committee is composed of Messrs. Mann (Chair), Cox, and Gates, each of whom is not an "interested person" (as defined in the 1940 Act). The committee has two charters: one addressing fund governance and Board administrative matters and one addressing the nomination for the appointment or election of non-interested Trustees. The committee meets as called by the Chair. The committee also recommends the establishment of committees (including ad hoc and standing committees). The committee is also responsible for other fund governance and board administration matters. With respect to fund governance and board administration matters, the committee periodically reviews procedures and policies of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of non-interested Trustees. It acts as the administrative committee under the retirement plan for non-interested Trustees who retired prior to December 30, 1996 and under the fee deferral plan for non-interested Trustees. It reviews the performance of legal counsel employed by the Fidelity funds and the non-interested Trustees. On behalf of the non-interested Trustees, the committee will make such findings and determinations as to the independence of counsel for the non-interested Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to non-interested Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the non-interested Trustees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with non-interested Trustees at least once a year to discuss the Statement of Policies and other matters relating to fund governance. The committee also oversees the annual self-evaluation of the non-interested Trustees. The committee makes nominations for the election or appointment of non-interested Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee will have sole authority to retain and terminate any search firm used to identify non-interested Trustee candidates, including sole authority to approve such firm's fees and other retention terms. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a non-interested Trustee of the Fidelity funds, should be submitted to the Chair of the committee at the address maintained for communications with non-interested Trustees. If the committee retains a search firm, the Chair will forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting non-interested Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an "interested person" of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend 11 meetings per year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective non-interested Trustee in light of the Fidelity funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as a non-interested Trustee. During the fiscal year ended December 31, 2004, the committee held 14 meetings.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2004.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	Edward C. Johnson 3d	Abigail P. Johnson	Laura B. Cronin	Robert L. Reynolds
Michigan Municipal Money Market	none	none	none	none
Spartan Michigan Municipal Income	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
Non-Interested Trustees
DOLLAR RANGE OF FUND SHARES	Dennis J. Dirks	Robert M. Gates	George H. Heilmeier	Marie L. Knowles	Ned C. Lautenbach
Michigan Municipal Money Market	none	none	none	none	none
Spartan Michigan Municipal Income	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Marvin L. Mann	William O. McCoy	Cornelia M. Small	William S. Stavropoulos	Kenneth L. Wolfe
Michigan Municipal Money Market	none	none	none	none	none
Spartan Michigan Municipal Income	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	$10,001 - $50,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended December 31, 2004.

Compensation Table[1]
AGGREGATE COMPENSATION FROM A FUND	J. Michael Cook[2]	Ralph F. Cox[2]	Phyllis Burke Davis[3]	Dennis J. Dirks[4]	Robert M. Gates	George H. Heilmeier	Donald J. Kirk[2]
Michigan Municipal Money Market	$ 223	$ 237	$ 3	$ 115	$ 232	$ 226	$ 238
Spartan Michigan Municipal Income	$ 211	$ 224	$ 3	$ 109	$ 219	$ 214	$ 225
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 347,750	$ 369,250	$ 4,500	$ 183,000	$ 362,250	$ 353,250	$ 369,750
AGGREGATE COMPENSATION FROM A FUND	Marie L. Knowles	Ned C. Lautenbach	Marvin L. Mann	William O. McCoy	Cornelia M. Small[5]	William S. Stavropoulos	Kenneth L. Wolfe[6]
Michigan Municipal Money Market	$ 242	$ 208	$ 310	$ 221	$ 215	$ 203	$ 61
Spartan Michigan Municipal Income	$ 228	$ 196	$ 294	$ 209	$ 203	$ 192	$ 57
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 377,250	$ 323,750	$ 484,250	$ 385,750B	$ 335,750	$ 316,750	$ 97,250

1 Edward C. Johnson 3d, Abigail P. Johnson, Laura B. Cronin, Peter S. Lynch, and Robert L. Reynolds are interested persons and are compensated by FMR.

2 Mr. Cook, Mr. Cox, and Mr. Kirk served on the Board of Trustees through December 31, 2004.

3 Ms. Davis served on the Board of Trustees through December 31, 2003. Ms. Davis received compensation in January 2004 for her services at meetings attended in December 2003.

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4 During the period July 1, 2004 through December 31, 2004, Mr. Dirks served as a Member of the Advisory Board. Effective January 1, 2005, Mr, Dirks serves as a Member of the Board of Trustees.

5 During the period from January 1, 2004 to December 31, 2004, Ms. Small served as a Member of the Advisory Board. Effective January 1, 2005, Ms. Small serves as a Member of the Board of Trustees.

6 During the period October 1, 2004 through December 31, 2004, Mr. Wolfe served as a Member of the Advisory Board. Effective January 1, 2005, Mr. Wolfe serves as a Member of the Board of Trustees.

A Information is for the calendar year ended December 31, 2004 for 303 funds of 58 trusts in the fund complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2004, the Trustees accrued required deferred compensation from the funds as follows: J. Michael Cook, $132,875; Ralph F. Cox, $132,875; Robert M. Gates, $132,875; George H. Heilmeier, $132,875; Donald J. Kirk, $132,875; Marie L. Knowles, $144,125; Ned C. Lautenbach, $132,875; Marvin L. Mann, $177,875; William O. McCoy, $132,875; and William S. Stavropoulos, $132,875. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: J. Michael Cook, $42,086.25; Ralph F. Cox, $42,086.25; Ned C. Lautenbach, $51,358.45; and William O. McCoy, $91,858.45.

B Compensation figures include cash and may include amounts deferred at Mr. McCoy's election under a deferred compensation plan adopted by the other open-end registered investment companies in the fund complex (Other Open-End Funds). Pursuant to the deferred compensation plan, Mr. McCoy, as a non-interested Trustee, may elect to defer receipt of all or a portion of his annual fees. Amounts deferred under the deferred compensation plan are credited to an account established for Mr. McCoy on the books of the Other Open-End Funds. Interest is accrued on amounts deferred under the deferred compensation plan. For the calendar year ended December 31, 2004, Mr. McCoy voluntarily elected to defer $40,500.

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Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the non-interested Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any non-interested Trustee or to pay any particular level of compensation to the non-interested Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

As of December 31, 2004, the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.

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CONTROL OF INVESTMENT ADVISERS

FMR Corp., organized in 1972, is the ultimate parent company of FMR and Fidelity Investments Money Management, Inc. (FIMM). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the primary business activities of FMR Corp. and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

Fidelity International Limited (FIL), a Bermuda company formed in 1968, is the ultimate parent company of Fidelity International Investment Advisors (FIIA) and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. At present, the primary business activities of FIL and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

FMR, FIMM, FIIA, FIIA(U.K.)L (the Investment Advisers), Fidelity Distributors Corporation (FDC), and the funds have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the funds, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, and the costs associated with securities lending, as applicable, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees. For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.3700%	$ 1 billion	.3700%
3	-		6.3400	50.2188
6	-		9.3100	100.1869
9	-		12.2800	150.1736
12	-		15.2500	200.1652
15	-		18.2200	250.1587
18	-		21.2000	300.1536
21	-		24.1900	350.1494
24	-		30.1800	400.1459
30	-		36.1750	450.1427
36	-		42.1700	500.1399
42	-		48.1650	550.1372
48	-		66.1600	600.1349
66	-		84.1550	650.1328
84	-		120.1500	700.1309
120	-		156.1450	750.1291
156	-		192.1400	800.1275
192	-		228.1350	850.1260
228	-		264.1300	900.1246
264	-		300.1275	950.1233
300	-		336.1250	1,000.1220
336	-		372.1225	1,050.1209
372	-		408.1200	1,100.1197
408	-		444.1175	1,150.1187
444	-		480.1150	1,200.1177
480	-		516.1125	1,250.1167
516	-		587.1100	1,300.1158
587	-		646.1080	1,350.1149
646	-		711.1060	1,400.1141
711	-		782.1040
782	-		860.1020
860	-		946.1000
946	-		1,041.0980
1,041	-		1,145.0960
1,145	-		1,260.0940
Over			1,260.0920

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $917 billion of group net assets - the approximate level for December 2004 - was 0.1241%, which is the weighted average of the respective fee rates for each level of group net assets up to $917 billion.

Each fund's individual fund fee rate is 0.25%. Based on the average group net assets of the funds advised by FMR for December 2004, each fund's annual management fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
Michigan Municipal Money Market	0.1241%	+	0.25%	=	0.3741%
Spartan Michigan Municipal Income	0.1241%	+	0.25%	=	0.3741%

One-twelfth of the management fee rate is applied to each fund's average net assets for the month, giving a dollar amount which is the fee for that month.

The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years.

Fund	Fiscal Years Ended December 31	Management Fees Paid to FMR
Michigan Municipal Money Market	2004	$ 2,218,743
	2003	$ 2,219,966
	2002	$ 2,065,479
Spartan Michigan Municipal Income	2004	$ 2,095,551
	2003	$ 2,174,246
	2002	$ 2,055,318

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), which, in the case of certain funds, is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a fund's returns and yield, and repayment of the reimbursement by a fund will lower its returns and yield.


Sub-Adviser - FIMM. On behalf of each fund, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has day-to-day responsibility for choosing investments for each fund.

Under the terms of the sub-advisory agreements, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with each fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

Fees paid to FIMM by FMR on behalf of each fund for the past three fiscal years are shown in the following table.

Fund	Fiscal Year Ended December 31	Fees Paid to FIMM
Michigan Municipal Money Market	2004	$ 1,109,407
	2003	$ 1,109,927
	2002	$ 1,032,623
Spartan Michigan Municipal Income	2004	$ 1,047,777
	2003	$ 1,086,966
	2002	$ 1,027,790

Sub-Advisers - FIIA and FIIA(U.K.)L. On behalf of each fund, FIMM has entered into a master international fixed-income research agreement with FIIA. On behalf of each fund, FIIA, in turn, has entered into a fixed-income sub-research agreement with FIIA(U.K.)L. Pursuant to the fixed-income research agreements, FIMM may receive investment advice and research services concerning issuers and countries outside the United States. In particular, FIIA and FIIA(U.K.)L will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

Under the terms of the master international fixed-income research agreement, FIMM pays FIIA an amount based on a fund's net assets relative to the assets of other registered investment companies with which FMR or FIMM has management contracts. Under the terms of the fixed-income sub-research agreement, FIIA pays FIIA(U.K.)L an amount equal to the administrative costs incurred in providing investment advice and research services for a fund.

For the past three fiscal years, no fees were paid to FIIA and FIIA(U.K.)L on behalf of the funds for providing investment advice and research services pursuant to the fixed-income research agreements.


BOARD APPROVAL OF THE EXISTING INVESTMENT ADVISORY CONTRACTS

Matters Considered by the Board. The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees is scheduled to meet 11 times a year. The Board of Trustees, including the non-interested Trustees, believes that matters bearing on each fund's advisory contracts are considered at most, if not all, of its meetings. While the full Board of Trustees or the non-interested Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees. The non-interested Trustees meet frequently in executive session and are advised by independent legal counsel selected by the non-interested Trustees.

Information Received by the Board of Trustees. In connection with their meetings, the Board of Trustees, including the non-interested Trustees, received materials specifically relating to the existing management contracts and sub-advisory agreements (the Investment Advisory Contracts). These materials included (i) information on the investment performance of each fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of each fund, and (iii) the economic outlook and the general investment outlook in the markets in which each fund invests. The Board of Trustees, including the non-interested Trustees, also considers periodically other material facts such as (1) the Investment Advisers' results and financial condition, (2) arrangements in respect of the distribution of each fund's shares, (3) the procedures employed to determine the value of each fund's assets, (4) the allocation of each fund's brokerage, if any, including allocations to brokers affiliated with the Investment Advisers, the use of "soft" commission dollars to pay for research and brokerage services, and the use of brokerage commissions to pay fund expenses, (5) the Investment Advisers' management of the relationships with each fund's custodians and subcustodians, (6) the resources devoted to and the record of compliance with each fund's investment policies and restrictions and with policies on personal securities transactions, and (7) the nature, cost and character of non-investment management services provided by the Investment Advisers and their affiliates.

Additional information was furnished by the Investment Advisers including, among other items, information on and analysis of (a) the overall organization of the Investment Advisers, (b) investment performance, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of the Investment Advisers, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including each fund's shareholders.

In considering the Investment Advisory Contracts, the Board of Trustees, including the non-interested Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees, including the non-interested Trustees, in connection with its approval of the Investment Advisory Contracts include the following:

Benefits to Shareholders. The Board of Trustees, including the non-interested Trustees, considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.

Investment Compliance and Performance. The Board of Trustees, including the non-interested Trustees, considered whether each fund has operated within its investment objective and its record of compliance with its investment restrictions. It also reviewed each fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

The Investment Advisers' Personnel and Methods. The Board of Trustees, including the non-interested Trustees, reviews at least annually the background of each fund's portfolio manager and each fund's investment objective and discipline. The non-interested Trustees have also had discussions with senior management of the Investment Advisers responsible for investment operations and the senior management of Fidelity's money market and bond groups. Among other things they considered the size, education and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

Nature and Quality of Other Services. The Board of Trustees, including the non-interested Trustees, considered the nature, quality, cost and extent of administrative and shareholder services performed by the Investment Advisers and affiliated companies, under the existing Investment Advisory Contracts and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees, including the non-interested Trustees, has also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians.

Expenses. The Board of Trustees, including the non-interested Trustees, considered each fund's expense ratio, and expense ratios of a peer group of funds.

Profitability. The Board of Trustees, including the non-interested Trustees, considered the level of the Investment Advisers' profits in respect of the management of the Fidelity funds, including each fund. This consideration included an extensive review of the Investment Advisers' methodology in allocating their costs to the management of a fund. The Board of Trustees, including the non-interested Trustees, has concluded that the cost allocation methodology employed by the Investment Advisers has a reasonable basis and is appropriate in light of all of the circumstances. It considered the profits realized by the Investment Advisers in connection with the operation of a fund and whether the amount of profit is a fair entrepreneurial profit for the management of a fund. It also considered the profits realized from non-fund businesses which may benefit from or be related to a fund's business. The Board of Trustees, including the non-interested Trustees, also considered the Investment Advisers' profit margins in comparison with available industry data.

Economies of Scale. The Board of Trustees, including the non-interested Trustees, considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees, including the non-interested Trustees, has concluded that any potential economies of scale are being shared between fund shareholders and the Investment Advisers in an appropriate manner.

Other Benefits to the Investment Advisers. The Board of Trustees, including the non-interested Trustees, also considered the character and amount of fees paid by each fund and each fund's shareholders for services provided by the Investment Advisers and their affiliates, including fees for services like transfer agency, fund accounting, and direct shareholder services. It also considered the allocation of fund brokerage to brokers affiliated with the Investment Advisers, the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds, and benefits to the Investment Advisers from the use of "soft" commission dollars to pay for research and brokerage services. The Board of Trustees, including the non-interested Trustees, also considered the revenues and profitability of the Investment Advisers' businesses other than their mutual fund business, including the Investment Advisers' retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees, including the non-interested Trustees, considered the intangible benefits that accrue to the Investment Advisers and their affiliates by virtue of their relationship with each fund.

Conclusion. Based on its evaluation of all material factors and assisted by the advice of independent counsel, the Board of Trustees, including the non-interested Trustees, concluded that the existing advisory fee structures are fair and reasonable, and that the existing Investment Advisory Contracts should be approved.

PROXY VOTING GUIDELINES

The following Proxy Voting Guidelines were established by the Board of Trustees of the funds, after consultation with Fidelity. (The guidelines are reviewed periodically by Fidelity and by the non-interested Trustees of the Fidelity funds, and, accordingly, are subject to change.)

I. General Principles

A. Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals. In general, FMR will oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

B. Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.

C. Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Operations Committee or its designee.

II. Portfolio shares should generally be voted against anti-takeover proposals, including:

A. Fair Price Amendments, except those that consider only a two year price history and are not accompanied by other anti-takeover measures.

B. Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer's Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

C. Authorization of "Blank Check" Preferred Stock.

D. Golden Parachutes:

1. Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

2. Compensation contracts for outside directors.

3. Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.

4. Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.

E. Supermajority Provisions.

F. Poison Pills:

1. Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.

2. FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.

3. FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company's Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

4. Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

5. If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company's Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

G. Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).

H. Transfer of authority from shareholders to directors.

I. Reincorporation in another state (when accompanied by anti-takeover provisions).

III. Stock Option Plans

A. Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:

1. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

2. The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

3. The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan, (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.

4. The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan's terms.

5. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:

a. They are granted by a compensation committee composed entirely of independent directors.

b. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

6. The plan's terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms, or board resolution, are met:

a. The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

b. The repricing is rarely used and then only to maintain option value due to extreme circumstances beyond management's control; and

c. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

7. Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company's executive officers, that no shares are currently available for such options under the company's existing plans, and that such options need to be granted before the company's next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders' meeting.

8. For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

B. FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

C. Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:

1. Whether the repricing proposal excludes senior management and directors;

2. Whether the options proposed to be repriced exceeded FMR's dilution thresholds when initially granted;

3. Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;

4. The company's relative performance compared to other companies within the relevant industry or industries;

5. Economic and other conditions affecting the relevant industry or industries in which the company competes and;

6. Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

IV. Restricted Stock Awards ("RSA") should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:

A. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

B. The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.

C. The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan's terms.

D. The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.

E. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:

1. They are granted by a compensation committee composed entirely of independent directors.

2. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

F. For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

G. Proposals to grant restricted stock in exchange for options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to grant restricted stock awards in exchange for options based upon whether the proposed exchange is consistent with the interests of shareholders, taking into account such factors as:

1. Whether the restricted stock award exchange proposal excludes senior management and directors;

2. Whether the options proposed to be exchanged exceeded FMR's dilution thresholds when initially granted;

3. Whether the restricted stock award exchange proposal is value neutral to shareholders based upon an acceptable stock award pricing model;

4. The company's relative performance compared to other companies within the relevant industry or industries;

5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

6. Any other facts or circumstances relevant to determining whether a restricted stock award exchange proposal is consistent with the interests of shareholders.

V. Other Stock-Related Plans should be evaluated on a case-by-case basis:

A. Omnibus Stock Plans - vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus. In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and IV will be measured against the total number of shares under all components of such plan.

B. Employee Stock Purchase Plans - vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

C. Stock Awards (other than stock options and RSAs) - generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

VI. Unusual Increases in Common Stock:

A. An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.

B. Measured as follows: requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority). (If the result is greater than 3, Portfolio shares should be voted against.)

VII. Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.

VIII. With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.

IX. Greenmail - Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.

X. Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.

A. Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

XI. Portfolio shares should be voted in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Portfolio shares should be voted in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

XIII. Employee Stock Ownership Plans ("ESOPs") should be evaluated on a case-by-case basis. Portfolio shares should usually be voted for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

XIV. Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.

XV. Avoidance of Potential Conflicts of Interest

Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies' relationship, business or otherwise, with that portfolio company.

FMR applies the following policies and follows the procedures set forth below:

A. FMR has placed responsibility for the Funds' proxy voting in the FMR Legal Department.

B. The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds' Board of Trustees.

C. The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp is authorized to take a final decision.

D. When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund's registration statement, FMR will use pass through voting or echo voting procedures.

XVI. Executive Compensation

FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

XVII. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the appointment of an independent chairperson. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, appointment of an independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

XVIII. Auditors

A. Portfolio shares should generally be voted against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the selection of the company's auditor.

B. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. Portfolio shares should also generally be voted against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

XIX. Incorporation or Reincorporation in Another State or Country

Portfolio shares should generally be voted against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and voted in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with Fidelity Distributors Corporation (FDC), an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved Distribution and Service Plans on behalf of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. In addition, each Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Michigan Municipal Money Market and Spartan Michigan Municipal Income shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

FDC may compensate intermediaries that satisfy certain criteria established from time to time by FDC relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares, or other factors.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each fund has entered into a transfer agent agreement with Citibank, N.A. (Citibank), which is located at 111 Wall Street, New York, New York. Under the terms of the agreements, Citibank provides transfer agency, dividend disbursing, and shareholder services for each fund. Citibank in turn has entered into sub-transfer agent agreements with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services for each fund and receives all related transfer agency fees paid to Citibank.

For providing transfer agency services, FSC receives a position fee and an asset-based fee each paid monthly with respect to each position in a fund. For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. The position fees are subject to increase based on postage rate changes.

FSC also collects fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research.

In addition, Citibank receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in each Fidelity Freedom Fund and Fidelity Four-in-One Index Fund, funds of funds managed by an FMR affiliate, according to the percentage of the QTP's, Freedom Fund's, or Fidelity Four-in-One Index Fund's assets that is invested in a fund, subject to certain limitations in the case of Fidelity Four-in-One Index Fund.

FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Each fund has also entered into a service agent agreement with Citibank. Under the terms of the agreements, Citibank provides pricing and bookkeeping services for each fund. Citibank in turn has entered into sub-service agent agreements with FSC. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for each fund and maintaining each fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to Citibank.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for tax-free domestic fixed-income funds are 0.0250% of the first $500 million of average net assets, 0.0150% of average net assets between $500 million and $3.5 billion, 0.0040% of average net assets between $3.5 billion and $25 billion, and 0.00180% of average net assets in excess of $25 billion. The fee is limited to a minimum of $30,000 per year.

The annual rates for pricing and bookkeeping services for money market funds are 0.0150% of the first $500 million of average net assets, 0.0075% of average net assets between $500 million and $10 billion, 0.0040% of average net assets between $10 billion and $25 billion, and 0.00180% of average net assets in excess of $25 billion. The fee is limited to a minimum of $20,000 per year.

Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the following table.

Fund	2004	2003	2002
Michigan Municipal Money Market	$ 84,946	$ 102,666	$ 94,363
Spartan Michigan Municipal Income	$ 136,462	$ 170,600	$ 161,493

DESCRIPTION OF THE TRUSTS

Trust Organization. Michigan Municipal Money Market is a fund of Fidelity Municipal Trust II, an open-end management investment company created under an initial trust instrument dated June 20, 1991. Currently, there are three funds offered in Fidelity Municipal Trust II: Fidelity Michigan Municipal Money Market Fund, Fidelity Ohio Municipal Money Market Fund, and Fidelity Pennsylvania Municipal Money Market Fund. Spartan Michigan Municipal Income is a fund of Fidelity Municipal Trust, an open-end management investment company created under an initial declaration of trust dated June 22, 1984. Currently, there are six funds offered in Fidelity Municipal Trust: Spartan Michigan Municipal Income Fund, Spartan Minnesota Municipal Income Fund, Spartan Ohio Municipal Income Fund, Spartan Pennsylvania Municipal Income Fund, Spartan Municipal Income Fund, and Spartan Short-Intermediate Municipal Income Fund. The Trustees are permitted to create additional funds in the trusts and to create additional classes of the funds.

The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in a trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the respective trusts shall be allocated between or among any one or more of its funds.

Shareholder Liability - Massachusetts Trust. Fidelity Municipal Trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the Massachusetts trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Massachusetts trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the Massachusetts trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

Shareholder Liability - Delaware Trust. Fidelity Municipal Trust II is a statutory trust organized under Delaware law. Delaware law provides that, except to the extent otherwise provided in the Trust Instrument, shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of Delaware. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Delaware trust. The Trust Instrument provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Trust Instrument further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and a fund is unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Voting Rights - Massachusetts Trust. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

Fidelity Municipal Trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Voting Rights - Delaware Trust. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

Fidelity Municipal Trust II or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodian. Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, independent registered public accounting firm, examines financial statements for each fund and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal ended December 31, 2004, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference.

FUND HOLDINGS INFORMATION

Each fund views material non-public holdings information as sensitive and limits the dissemination of such information to circumstances in which the recipient has a duty of confidentiality or in accordance with Board of Trustees-approved guidelines, as described below.

1. Each fund will provide a full list of its holdings as of the end of the fund's fiscal quarter on www.fidelity.com (Research) 60 days after its fiscal quarter-end. The money market fund's monthly holdings are also available monthly, 15 days or more after month-end by calling Fidelity at 1-800-544-8544.

2. Each fund will provide material non-public holdings information to third-parties that, i) calculate information derived from holdings either for use by FMR or by firms that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), and ii) enter into agreements that specify that, (a) holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, (c) the firms certify their information security policies and procedures, and (d) the firms limit the nature and type of information that may be disclosed to third-parties.

3. Except as discussed below, each fund may provide to ratings and rankings organizations the same information at the same time it is filed with the SEC or one day after the information is provided on Fidelity's web site.

The information referenced in (1) above, will be available on the web site until updated for the next applicable period.

The entities that may receive the information described in (2) above are: Factset (full holdings daily, on the next day); iMoneynet (aggregate holdings weekly, one day after the end of the week); Kynex (full holdings weekly, one day after the end of the week); Vestek (full holdings, as of the end of the calendar quarter, 15 days after the calendar quarter-end); S&P (full holdings weekly, six days after the end of the week); Moody's Investor Services (full holdings weekly, six days after the end of the week); and Wall Street Concepts (REMIC securities quarterly, 15 days after calendar quarter-end).

In addition, material non-public holdings information may be provided as part of the normal investment activities of each fund to the following entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed: auditors; the custodians; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the funds or the non-interested trustees; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation.

A fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the fund.

As authorized by the Board of Trustees, FMR's Disclosure Policy Committee, has established and administers guidelines found by the Board to be in the best interests of shareholders concerning the dissemination of fund holdings information, and resolution of conflicts of interest in connection with such disclosure, if any. The Disclosure Policy Committee reviews and decides on each information request and, if granted, how and by whom that information will be disseminated. The Disclosure Policy Committee is comprised of the funds' Treasurer and Deputy Treasurers and the executive officers of FMR. It reports to the Board of Trustees periodically. Any modifications to the guidelines require prior Board approval.

FMR, any affiliates, and the fund will not enter into any arrangements with third-parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, FMR desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the funds' SAI.

There is no assurance that the funds' policies on holdings information will protect the funds from the potential misuse of holdings by individuals or firms in possession of that information.

APPENDIX

On July 19, 2004, a class action complaint entitled Gilliam, et al. v. Fidelity Management & Research Co., FMR Co., Inc., FMR Corp., Fidelity Distributors Corp., et al. was filed in the U.S. District Court for the District of Massachusetts alleging, among other things, that the defendants failed to disclose revenue sharing and fund portfolio brokerage practices adequately in the prospectuses of certain Fidelity funds. The complaint, which names over 200 Fidelity funds as nominal defendants, seeks unspecified damages. Four additional lawsuits making similar allegations have been filed, and other similar cases may be filed in the future. Any recovery of damages would revert to the funds. Fidelity believes these allegations are without merit and intends to defend them vigorously.

Fidelity, Spartan, Fidelity Investments & (Pyramid) Design, FAST, and Directed Dividends are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Spartan®

Minnesota Municipal Income

Fund

(fund number 082, trading symbol FIMIX)

Prospectus

February 27, 2005

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

Spartan Minnesota Municipal Income Fund seeks a high level of current income exempt from federal income tax and Minnesota personal income tax.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing at least 80% of assets in investment-grade municipal securities whose interest is exempt from federal and Minnesota personal income taxes.
  Managing the fund to have similar overall interest rate risk to an index, which as of December 31, 2004, was the Lehman Brothers® Minnesota Enhanced Municipal Bond Index.
  Allocating assets across different market sectors and maturities.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer to select investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Geographic Concentration. Unfavorable political or economic conditions within Minnesota can affect the credit quality of issuers located in that state.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Prospectus

Fund Summary - continued

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the fund's performance from year to year and compares the fund's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. The fund also compares its performance to the performance of an additional index over various periods of time. Returns (before and after taxes) are based on past results and are not an indication of future performance.

Year-by-Year Returns

Spartan Minnesota Municipal Income
Calendar Years	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
	16.00%	3.78%	8.85%	5.51%	-2.43%	10.62%	4.64%	8.57%	5.27%	3.92%



During the periods shown in the chart for Spartan Minnesota Municipal Income:	Returns	Quarter ended
Highest Quarter Return	 7.00%	March 31, 1995
Lowest Quarter Return	 -2.27%	June 30, 2004

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

Prospectus

For the periods ended December 31, 2004	Past 1 year	Past 5 years	Past 10 years
Spartan Minnesota Municipal Income
Return Before Taxes	 3.92%	 6.57%	 6.37%
Return After Taxes on Distributions	 3.84%	 6.53%	 6.35%
Return After Taxes on Distributions and Sale of Fund Shares	 4.05%	 6.30%	 6.20%
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	 4.48%	 7.20%	 7.06%
Lehman Brothers Minnesota Enhanced Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	 4.22%	 6.94%	 6.81%
LipperSM Minnesota Municipal Debt Funds Average (reflects no deduction for sales charges or taxes)	 3.87%	 6.23%	 5.84%

If FMR were to reimburse certain expenses, returns would be higher during these periods.

Lehman Brothers Municipal Bond Index is a market value-weighted index of investment-grade fixed-rate tax-exempt municipal bonds with maturities of one year or more.

Lehman Brothers Minnesota Enhanced Municipal Bond Index is a market value-weighted index of Minnesota investment-grade fixed-rate municipal bonds with maturities of one year or more.

The Lipper Funds Average reflects the performance of mutual funds with similar objectives.

Fee Table

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of the fund. The annual fund operating expenses provided below for the fund do not reflect the effect of any reduction of certain expenses during the period.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 30 days (as a % of amount redeemed)A	0.50%

A A redemption fee may be charged when you sell your shares or if your shares are redeemed because your fund balance falls below the balance minimum for any reason, including solely due to declines in net asset value per share.

Prospectus

Fund Summary - continued

Annual operating expenses (paid from fund assets)

Management fee 	0.38%
Distribution and/or Service (12b-1) fees	None
Other expenses 	0.13%
Total annual fund operating expensesA	0.51%

A Effective April 1, 1997, FMR has voluntarily agreed to reimburse the fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 0.55%. This arrangement may be discontinued by FMR at any time.

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder fees and the fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$ 52
3 years	$ 164
5 years	$ 285
10 years	$ 640

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses would have been 0.49%.

Prospectus

Fund Basics

Investment Details

Investment Objective

Spartan Minnesota Municipal Income Fund seeks a high level of current income exempt from federal income tax and Minnesota personal income tax.

Principal Investment Strategies

FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal and Minnesota personal income taxes. The municipal securities in which the fund invests are normally investment-grade (those of medium and high quality). Municipal securities whose interest is exempt from federal and Minnesota personal income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

FMR may invest the fund's assets in municipal securities whose interest is subject to Minnesota personal income tax or Minnesota alternative minimum tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR uses an index that represents the market for the types of securities in which the fund invests as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of December 31, 2004, FMR was using the Lehman Brothers Minnesota Enhanced Municipal Bond Index in managing the fund's investments. As of December 31, 2004, the fund's dollar-weighted average maturity was approximately 12.8 years and the index's dollar-weighted average maturity was approximately 12.8 years.

FMR allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector and maturity.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR analyzes a security's structural features and current price compared to its estimated long-term value, any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

In addition to the principal investment strategies discussed above, FMR may invest the fund's assets in lower-quality debt securities, and may use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. FMR may invest the fund's assets in municipal debt securities by investing in other funds. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Prospectus

Fund Basics - continued

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds, and other securities that FMR believes have debt-like characteristics, including hybrids and synthetic securities.

Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

Principal Investment Risks

Many factors affect the fund's performance. Because FMR concentrates the fund's investments in Minnesota, the fund's performance is expected to be closely tied to economic and political conditions within that state and to be more volatile than the performance of a more geographically diversified fund.

The fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR may invest a significant percentage of the fund's assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

The following factors can significantly affect the fund's performance:

Municipal Market Volatility. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Prospectus

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Geographic Concentration. The State of Minnesota relies heavily on a progressive individual income tax and retail sales tax for revenue, which results in a fiscal system that is sensitive to economic change. Slower economic conditions caused Minnesota's budget outlook to weaken substantially at the beginning of the 2002-2003 biennium, but actions taken in 2003 and an improved economy enabled the State to balance the biennial budget for the period ended June 30, 2003 and to forecast in November 2004 a projected $495 million surplus for the 2004-2005 biennium. Further action will be necessary to balance the budget for the biennial period ending June 30, 2007, which was projected in the November 2004 forecast to have a deficit of $700 million.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to these changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service (IRS) determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.

Generally, the fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. Neither FMR nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.

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Fund Basics - continued

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance, and the fund could distribute income subject to federal or Minnesota personal income tax.

Fundamental Investment Policies

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

Spartan Minnesota Municipal Income Fund seeks a high level of current income exempt from federal income tax and Minnesota personal income tax. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal and Minnesota personal income taxes.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

The fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). The fund's assets are valued as of this time for the purpose of computing the fund's NAV.

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair value pricing may be used for high yield debt and floating rate loans when available pricing information is stale or is determined for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

You may buy or sell shares of a fund through a Fidelity brokerage account or a Fidelity mutual fund account. If you buy or sell shares of a fund (other than by exchange) through a Fidelity brokerage account, your transactions generally involve your Fidelity brokerage core (a settlement vehicle included as part of your Fidelity brokerage account).

If you do not currently have a Fidelity brokerage account or a Fidelity mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity brokerage account or a Fidelity mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares of the fund through an investment professional. If you buy or sell shares of a fund through an investment professional, the procedures for buying, selling, and exchanging shares of the fund and the account features and policies may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may also apply. For example, you may be charged a transaction fee if you buy or sell shares of the fund through a non-Fidelity broker or other investment professional.

Buying and Selling Information
Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003 Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time)

You should include the following information with any order to buy, sell, or exchange shares:

  Your name;
  Your account number;
  Name of fund whose shares you want to buy or sell; and
  Dollar amount or number of shares you want to buy or sell.

Prospectus

Shareholder Information - continued

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

Minimums
Initial Purchase	$10,000
Subsequent Purchase	$1,000
Through regular investment plans	$500
Balance	$5,000

There is no minimum balance or initial or subsequent purchase minimum for investments through Portfolio Advisory ServicesSM  or a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager. In addition, the fund may waive or lower purchase minimums in other circumstances.

Frequent purchases and sales of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the fund's NAV. Accordingly, the Board of Trustees has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares. However, there is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent frequent trading. The fund may alter its policies at any time without prior notice to shareholders.

There is no minimum holding period and shareholders can sell their shares at any time. Shareholders will ordinarily comply with the fund's policies regarding excessive trading by allowing 90 days to pass after each investment before they sell or exchange from the fund. The fund may take action if shares are held longer than 90 days if the trading is disruptive for other reasons such as unusually large trade size. The fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, FMR reserves the right to impose restrictions on purchases or exchanges at any time or conditions that are more restrictive on disruptive, excessive, or short-term trading than those that are otherwise stated in this prospectus. In addition to these policies, the fund imposes a redemption fee (short-term trading fee) on redemptions from the fund which is discussed in "Selling Shares."

Excessive trading activity is measured by the number of roundtrip transactions in a shareholder's account. A roundtrip transaction occurs when a shareholder buys and then sells shares of a fund within 30 days. Shareholders are limited to two roundtrip transactions per fund within any rolling 90-day period, subject to an overall limit of four roundtrip transactions across all Fidelity funds over a rolling 12-month period. Transactions of $1,000 or less, systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor will not count toward the roundtrip limits. For employer-sponsored retirement plans, only participant directed exchanges will count toward the roundtrip limits.

Prospectus

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block for an 85-day period. For repeat offenders, FMR may, but does not have the obligation to, impose long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's common control at any time, other than a participant's account held through an employer-sponsored retirement plan. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted a minimum of one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified wrap programs will be monitored by matching the adviser's orders for purchase, exchange, or sale transactions in fund shares to determine if the adviser's orders comply with the fund's frequent trading policies. Additions to and withdrawals from a qualified wrap program by the adviser's client will not be matched with transactions initiated by the adviser. Therefore if the adviser buys shares of a fund and an individual client subsequently sells shares of the same fund within 30 days, the client's transaction is not matched with the adviser's and therefore does not count as a roundtrip. However, client initiated transactions are subject to the fund's policies on frequent trading and individual clients will be subject to restrictions due to their frequent trading in a wrap account. Excessive trading by an adviser will lead to fund blocks and the wrap program will cease to be a qualified wrap program. If the wrap program is blocked from making additional purchases or exchange purchases of a fund because of excessive trading by the adviser the wrap program will no longer be considered qualified and any transaction whether initiated by the adviser or the client will be matched when counting roundtrips. Commencing no later than March 31, 2005, wrap account client purchases and sale transactions will be monitored under the fund's monitoring policy as though the wrap clients were fund shareholders. A qualified wrap program is: i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Prospectus

Shareholder Information - continued

The fund's excessive trade monitoring policy described above does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund-of-fund(s) or other strategy funds, or omnibus accounts. Trustees or advisers of donor-advised charitable gift funds must certify to the fund's satisfaction that they either work from an asset allocation model or direct transactions in their accounts in concert with changes in a model portfolio and that participants are limited in their ability to influence investments by the trust. A qualified fund-of-fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's policies on frequent trading to shareholders at the fund-of-fund(s) level, or demonstrates that the fund-of-fund(s) has policies designed to control frequent trading and that they are reasonably likely to be effective as determined by the Fidelity fund's Treasurer. The adviser to the fund-of-fund(s) must also demonstrate to the Fidelity fund's Treasurer that its investment strategy will not lead to excessive trading. Strategy funds must commence monitoring for excessive trading no later than March 31, 2005. Omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to the fund. Short-term trading by these investors is likely to go undetected by the fund and may increase costs and disrupt portfolio management. The fund will monitor aggregate trading in qualified fund-of-funds and known omnibus accounts to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. There is no assurance that these policies will be effective, or will successfully detect or deter market timing.

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. There is no assurance that the fund's Treasurer will exercise this authority or, if the Treasurer does so, that the fund will be protected from the risks associated with frequent trading. The actions of the Treasurer are periodically reviewed with the Board of Trustees.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except as provided under the fund's policies with respect to known omnibus accounts, qualified fund-of-fund(s), qualified wrap accounts, donor-advised charitable gift funds, and 30 day roundtrips.

Buying Shares

The price to buy one share of the fund is the fund's NAV. The fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges.

Prospectus

For example, the fund may reject any purchase orders, including exchanges, from market timers or investors that, in FMR's opinion, may be disruptive to the fund.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of the fund is the fund's NAV, minus the short-term trading fee, if applicable.

The fund will deduct a 0.50% short-term trading fee from the redemption amount (or, if available, from your account if you have written a check) if you sell your shares or your shares are redeemed for failure to maintain the balance minimum after holding them less than 30 days. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.

Trading fees are paid to the fund rather than Fidelity, and are designed to offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The trading fee does not apply to i) reinvested dividends, ii) rollovers, transfers, and changes of account registration within the fund as long as the monies never leave the fund, or iii) redemptions in kind. Fidelity may assess trading fees in any of the preceding transactions if the transaction is intended to circumvent the fund's redemption fee policy. Trading fees apply to shares redeemed due to failure to maintain the balance minimum, even if the balance falls below the minimum due to market action.

The trading fee applies to all accounts, including wrap program accounts, except i) investment advisers that manage accounts that invest in the fund, including Strategic Advisers, an affiliate of FMR, may pay trading fees on behalf of their investors, ii) strategy funds, which are unitized group accounts consisting of qualified plan assets, will be treated as a single entity under the trading fee policy, and iii) intermediaries that hold shares on behalf of investors are required by the fund to track trading fees on shares purchased on or after January 3, 2005, based upon the age of the shares of each individual investor, and to remit the trading fees to the fund. The fund will refuse purchase orders from any identified intermediary who does not agree to track and remit trading fees based on the transactions of underlying investors. The Treasurer may extend the effective date for intermediaries that agree to track and remit redemption fees under an implementation plan that the intermediary commits to completing by a date approved by the fund.

Prospectus

Shareholder Information - continued

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity mutual fund account and submit your request to Fidelity by mail, your request must be made in writing and include a signature guarantee if any of the following situations apply:

  You wish to sell more than $100,000 worth of shares;
  The address on your account (record address) has changed within the last 15 or 30 days, depending on your account, and you wish to sell $10,000 or more of shares;
  You are requesting that a check be mailed to a different address than the record address;
  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  The redemption proceeds are being transferred to a Fidelity mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above $5,000 to keep your fund position open, except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  If you hold your shares in a Fidelity mutual fund account and you sell shares by writing a check, if available, the NAV and any applicable short-term trading fee will be determined on the date the check is received. If the amount of the check, plus any applicable fees, is greater than the value of your fund position, your check will be returned to you and you may be subject to additional charges.

Prospectus

  You will not receive interest on amounts represented by uncashed redemption checks.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

To sell shares issued with certificates, call Fidelity for instructions. The fund no longer issues share certificates.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before exchanging into a fund, read its prospectus.
  The fund you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify the exchange privilege in the future.

Other funds may have different exchange restrictions, and may impose trading fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Prospectus

Shareholder Information - continued

Features and Policies

Features

The following features may be available to buy and sell shares of the fund or to move money to and from your account, depending on whether you are investing through a Fidelity brokerage account or a Fidelity mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.
  You can use electronic funds transfer to:

- Make periodic (automatic) purchases of Fidelity fund shares or payments to your Fidelity brokerage account.

- Make periodic (automatic) redemptions of Fidelity fund shares or withdrawals from your Fidelity brokerage account.

Wire: electronic money movement through the Federal Reserve wire system To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

Automatic Transactions: periodic (automatic) transactions

  To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity brokerage account or Fidelity mutual fund account.
  To make contributions from a Fidelity mutual fund account to a Fidelity mutual fund IRA.
  To sell shares of a Fidelity money market fund and simultaneously to buy shares of another Fidelity fund in a Fidelity mutual fund account.

Checkwriting To sell Fidelity fund shares from your Fidelity mutual fund account (only if checkwriting was set up on your account prior to July 31, 2004).

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your fund balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002.

Prospectus

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000. It is expected that fund balances will be valued on the second Friday in November of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use regular investment plans.

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $5,000, for any reason, including solely due to declines in NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

Prospectus

Shareholder Information - continued

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in February and December.

Earning Dividends

Shares begin to earn dividends on the first business day following the day of purchase.

Shares earn dividends until, but not including, the next business day following the day of redemption.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for the fund:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you.

Taxes on distributions. The fund seeks to earn income and pay dividends exempt from federal income tax and Minnesota personal income tax.

A portion of the dividends you receive may be subject to federal, state, or local income tax or may be subject to the federal or Minnesota alternative minimum tax. You may also receive taxable distributions attributable to the fund's sale of municipal bonds.

For federal tax purposes, certain of the fund's distributions, including distributions of short-term capital gains and gains on the sale of bonds characterized as market discount, are taxable to you as ordinary income, while the fund's distributions of long-term capital gains are taxable to you generally as capital gains.

Prospectus

For Minnesota personal income tax purposes, distributions derived from interest on municipal securities of Minnesota issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Minnesota personal income tax.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as taxable income or a return of capital to shareholders for federal income tax or Minnesota personal income tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a potentially taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal and Minnesota personal income tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of March 30, 2004, FMR had approximately $8.8 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

Affiliates assist FMR with foreign investments:

  Fidelity International Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of September 28, 2004, FIIA had approximately $17.9 billion in discretionary assets under management. For the fund, FIIA may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.
  Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), at 25 Cannon Street, London, EC4M 5TA, England, serves as a sub-adviser for the fund. As of September 28, 2004, FIIA(U.K.)L had approximately $10.7 billion in discretionary assets under management. For the fund, FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

Fidelity Investments Money Management, Inc. (FIMM), at One Spartan Way, Merrimack, New Hampshire 03054, serves as a sub-adviser for the fund. FIMM has day-to-day responsibility for choosing investments for the fund.

FIMM is an affiliate of FMR. As of March 30, 2004, FIMM had approximately $268.3 billion in discretionary assets under management.

Christine Thompson is vice president and manager of Spartan Minnesota Municipal Income Fund, which she has managed since July 1998. She also manages other Fidelity funds. Since joining Fidelity Investments in 1985, Ms. Thompson has worked as a senior research analyst and manager.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Prospectus

Fund Services - continued

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For December 2004, the group fee rate was 0.12%. The individual fund fee rate is 0.25%.

The total management fee for the fiscal year ended December 31, 2004, was 0.38% of the fund's average net assets.

FMR pays FIMM for providing sub-advisory services. FIMM pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L.

FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease the fund's expenses and boost its performance.


Fund Distribution

FDC distributes the fund's shares.

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments.

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

Prospectus

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand the fund's financial history for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCooopers LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Years ended December 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period 	$ 11.69	$ 11.62	$ 11.19	$ 11.20	$ 10.63
Income from Investment Operations
Net investment income B 	 .458	 .467	 .509	 .529 D	 .529
Net realized and unrealized gain (loss) 	 (.012)	 .133	 .431	 (.016) D	 .568
Total from investment operations 	 .446	 .600	 .940	 .513	 1.097
Distributions from net investment income 	 (.459)	 (.464)	 (.510)	 (.523)	 (.527)
Distributions from net realized gain 	 (.057)	 (.066)	 -	 -	 -
Total distributions 	 (.516)	 (.530)	 (.510)	 (.523)	 (.527)
Redemption fees added to paid in capital 	 - B, E	 - B, E	 - B, E	 - B, E	 -
Net asset value, end of period 	$ 11.62	$ 11.69	$ 11.62	$ 11.19	$ 11.20
Total Return A 	 3.92%	 5.27%	 8.57%	 4.64%	 10.62%
Ratios to Average Net Assets C
Expenses before expense reductions 	 .51%	 .51%	 .51%	 .51%	 .52%
Expenses net of voluntary waivers, if any 	 .51%	 .51%	 .51%	 .51%	 .52%
Expenses net of all reductions 	 .49%	 .49%	 .49%	 .46%	 .46%
Net investment income 	 3.95%	 4.00%	 4.45%	 4.69% D	 4.90%
Supplemental Data
Net assets, end of period (000 omitted) 	$ 355,461	$ 343,880	$ 344,435	$ 316,371	$ 293,666
Portfolio turnover rate 	 12%	 15%	 25%	 7%	 18%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

E Amount represents less than $.001 per share.

Prospectus

Notes

Notes

Notes

Notes

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. The fund will provide a full list of its holdings on Fidelity's web site, www.fidelity.com (Research), 60 days after fiscal quarter-end. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus or an annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-02720

Spartan, Fidelity Investments & (Pyramid) Design, FAST, and Directed Dividends are registered trademarks of FMR Corp.

Portfolio Advisory Services is a service mark of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

1.540175.107 MNF-pro-0205

SPARTAN® MINNESOTA MUNICIPAL INCOME FUND

A Fund of Fidelity Municipal Trust

STATEMENT OF ADDITIONAL INFORMATION

February 27, 2005

This statement of additional information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report is supplied with this SAI.

To obtain a free additional copy of the prospectus, dated February 27, 2005, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity's web site at www.fidelity.com.

TABLE OF CONTENTS	PAGE
Investment Policies and Limitations	<Click Here>
Special Considerations Regarding Minnesota	<Click Here>
Special Considerations Regarding Puerto Rico	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Buying, Selling, and Exchanging Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contract	<Click Here>
Board Approval of the Existing Investment Advisory Contracts	<Click Here>
Proxy Voting Guidelines	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trust	<Click Here>
Financial Statements	<Click Here>
Fund Holdings Information	<Click Here>
Appendix	<Click Here>

MNF-ptb-0205
1.540392.107

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the fund's fundamental investment limitations set forth in their entirety.

Senior Securities

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry.

For purposes the fund's concentration limitation discussed above, Fidelity Management & Research Company (FMR) identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

Real Estate

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

Investing for Control or Management

The fund may not invest in companies for the purpose of exercising control or management.

Pooled Funds

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Diversification

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

For purposes of the fund's diversification limitation discussed above, Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that (a) no more than 5% of the fund's total assets are invested in securities of any one issuer, and (b) the fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other regulated investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

For purposes of the fund's diversification limitation discussed above, FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

Short Sales

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin Purchases

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

Pooled Funds

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

In addition to the fund's fundamental and non-fundamental limitations discussed above:

For the fund's limitations on futures, options, and swap transactions, see the section entitled "Limitations on Futures, Options, and Swap Transactions" on page <Click Here>.

The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.

Affiliated Bank Transactions. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Borrowing. The fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities. A municipal fund's uninvested cash may earn credits that reduce fund expenses.

Central Funds are money market or short-term bond funds managed by FMR or its affiliates. The money market central funds seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The money market central funds comply with industry-standard regulatory requirements for money market funds regarding the quality, maturity, and diversification of their investments. The short-term bond central funds seek to obtain a high level of current income consistent with preservation of capital.

Dollar-Weighted Average Maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.

Futures, Options, and Swaps. The following paragraphs pertain to futures, options, and swaps: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures, Options, and Swap Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, Writing Put and Call Options, and Swap Agreements.

Combined Positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index, and some are based on Eurodollars. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

Positions in Eurodollar futures reflect market expectations of forward levels of three-month London Interbank Offered Rate (LIBOR) rates.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

Limitations on Futures, Options, and Swap Transactions. The trust, on behalf of the fund, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the fund's operation. Accordingly, the fund is not subject to registration or regulation as a CPO.

The fund will not: (a) sell futures contracts, purchase put options, write call options, or enter into swap agreements if, as a result, more than 25% of the fund's total assets would be hedged with futures and/or options and/or swap agreements under normal conditions; (b) purchase futures contracts, write put options, or enter into swap agreements (other than swaps entered into for hedging purposes under (a)) if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options plus the notional amount of any such swaps would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to futures, options, or swaps.

The above limitations on the fund's investments in futures contracts, options, and swaps, and the fund's policies regarding futures contracts, options, and swaps discussed elsewhere in this SAI may be changed as regulatory agencies permit.

Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Purchasing Put and Call Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Swap Agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), total return swaps (where the parties exchange a floating rate for the total return of a security or index), and credit default swaps (where one party pays a fixed rate and the other agrees to buy a specific issuer's debt at par upon the occurrence of certain agreed events, including for example, if the issuer is bankrupt, defaults on any of its debt obligations or makes arrangements with a creditor to modify a debt obligation).

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

Swap agreements also may allow a fund to acquire or reduce credit exposure to a particular issuer. The most significant factor in the performance of swap agreements is the change in the factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In the case of a physically settled credit default swap written by the fund, the fund must be prepared to pay par for and take possession of eligible debt of a defaulted issuer. If a swap counterparty's creditworthiness declines, the risk that they may not perform may increase, potentially resulting in a loss to the fund. In the case of a credit default swap written by the fund, the fund will experience a loss if a credit event occurs and the credit of the underlying referenced entity (the debt issuer as to which credit protection has been written) has deteriorated. Although there can be no assurance that the fund will be able to do so, the fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the underlying referenced entity has declined.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates; however, municipal funds currently intend to participate in this program only as borrowers. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

Inverse Floaters have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by Moody's® Investors Service, Standard & Poor's® (S&P®), Fitch Inc., Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization (NRSRO) by the SEC, or is unrated but considered to be of equivalent quality by FMR.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Municipal Insurance. A municipal bond may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal bond in the event of default by the issuer, and cover a municipal bond to its maturity, enhancing its credit quality and value.

Municipal bond insurance does not insure against market fluctuations or fluctuations in a fund's share price. In addition, a municipal bond insurance policy will not cover: (i) repayment of a municipal bond before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal bond issue whereby part of the municipal bond issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

FMR may decide to retain an insured municipal bond that is in default, or, in FMR's view, in significant risk of default. While a fund holds a defaulted, insured municipal bond, the fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the municipal bond matures, or in connection with a mandatory sinking fund redemption.

Principal Municipal Bond Insurers. The various insurance companies providing primary and secondary market insurance policies for municipal bonds are described below. Ratings reflect each respective rating agency's assessment of the creditworthiness of an insurer and the insurer's ability to pay claims on its insurance policies at the time of the assessment.

Ambac Assurance Corp., a wholly-owned subsidiary of Ambac Financial Group Inc., is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Ambac Assurance Corp. are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

Connie Lee Insurance Co. is a wholly-owned subsidiary of Connie Lee Holdings Inc., which is a wholly-owned subsidiary of Ambac Assurance Corp. All losses incurred by Connie Lee Insurance Co. that would cause its statutory capital to drop below $75 million would be covered by Ambac Assurance Corp. Connie Lee Insurance Co. is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Connie Lee Insurance Co. are rated "AAA" by S&P.

Financial Guaranty Insurance Co. (FGIC), a wholly-owned subsidiary of GE Capital Services, is authorized to provide bond insurance in the 50 U.S. states and the District of Columbia. Bonds insured by FGIC are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

Financial Security Assurance Inc. (FSA), a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd., is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and three U.S. territories. Bonds insured by FSA are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

Municipal Bond Investors Assurance Corp. (MBIA Insurance Corp.), a wholly-owned subsidiary of MBIA Inc., a publicly-owned company, is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by MBIA Insurance Corp. are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

Municipal Leases and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. If a municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.

Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before the Minnesota legislature that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected, and the Trustees would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund.

Education. In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Electric Utilities. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.

Health Care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Water and Sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Put Features entitle the holder to sell a security back to the issuer at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Demand features and standby commitments are types of put features.

Refunding Contracts. Securities may be purchased on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and a purchaser to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A purchaser generally will not be obligated to pay the full purchase price if the issuer fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer. A purchaser may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and a fund's yield and may be viewed as a form of leverage.

Securities of Other Investment Companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share (NAV). Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

Standby Commitments are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund may acquire standby commitments to enhance the liquidity of portfolio securities.

Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.

Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by a letter of credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not generally marketable; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Temporary Defensive Policies. The fund reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in taxable obligations for temporary, defensive purposes.

Tender Option Bonds are created by coupling an intermediate- or long-term, fixed-rate, municipal bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds, FMR will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

In many instances bonds and participation interests have tender options or demand features that permit the holder to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. Variable rate instruments structured in this fashion are considered to be essentially equivalent to other variable rate securities. The IRS has not ruled whether the interest on these instruments is tax-exempt. Fixed-rate bonds that are subject to third party puts and participation interests in such bonds held by a bank in trust or otherwise may have similar features.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

SPECIAL CONSIDERATIONS REGARDING MINNESOTA

The following highlights certain information relating to the Minnesota economy and some of the more significant revenue and fiscal trends affecting Minnesota, and is based on information drawn from official statements and prospectuses relating to securities offerings of the State of Minnesota, its agencies, and instrumentalities as available on the date of this SAI, as well as State financial forecasts and other publicly available documents. The fund has not independently verified any of the information contained in such documents, but is not aware of any fact which would render such information inaccurate. Such information constitutes only a brief summary, relates primarily to the State of Minnesota, and does not purport to include details relating to all potential issuers within the State of Minnesota whose securities may be purchased by the fund.

Constitutional State Revenue Limitations. Minnesota's constitutionally prescribed fiscal period is a biennium, and the State operates on a biennial budget basis. An agency or other entity may not expend monies in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, the State's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecast available resources for the then current biennium. The Governor may seek legislative action when a large reduction in expenditures appears necessary, and if the State's legislature is not in session the Governor is empowered to convene a special session.

Effect of Limitations on Ability to Pay Bonds. There are no constitutional or statutory provisions which would impair the ability of Minnesota municipalities to meet their bond obligations if the bonds have been properly issued.

Minnesota's Economy. The State of Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Diversity and a significant natural resource base are two important characteristics of the State's economy. In 2003, the structure of the State's economy closely paralleled the structure of the United States' economy as a whole. State employment in 14 major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total State employment was within two percentage points of the national employment share.

During the period from 1990 to 2000, overall employment growth in Minnesota exceeded national growth; total employment in Minnesota increased 23.1% compared to 19.9% nationwide. Employment data indicate that the recession which began in July 1990 was less severe in Minnesota than in the national economy and that Minnesota's recovery was more rapid than the nation's. The most recent recession also appears to have been less severe in Minnesota than in the national economy. For the 2000 to 2003 period Minnesota non-farm employment declined 0.9 percent compared to 1.4 percent nationally. However, Minnesota's 0.9 percent employment growth for the first 10 months of 2004 lagged behind the 1.4 percent U.S. employment growth for that period.

Since 1990, State per capita personal income has usually been within nine percentage points of national per capita personal income. Minnesota per capita income has generally remained above the national average during this period. In 2003, Minnesota per capita personal income was 108.9% of the national average.

Minnesota's monthly unemployment rate was generally less than the national average during 2002 and 2003, averaging 4.4% in 2002, as compared to the national average of 5.8%. In 2003, Minnesota's unemployment rate averaged 5.0 percent, as compared to the national average of 6.0 percent.

Minnesota's resident population grew from 4,390,000 in 1990 to 4,934,000 in 2000, or at an average annual compound rate of 1.2%. In comparison, U.S. population also grew at an annual compound rate of 1.2% during this period. Between 2000 and 2003, Minnesota's population grew at an annual rate of 0.8 percent compared to 1.0 percent for the U.S. Minnesota's population is forecast by the U.S. Department of Commerce to grow at an annual compound rate of 0.8 percent through 2015.

Minnesota's manufacturing industries accounted for 12.7% of the State's employment mix in 2003. In the durable goods industries, the State's employment in 2003 was highly concentrated in the fabricated metals, machinery and computers and electronics categories. Of particular importance is the computers and electronics category in which 24.6% of the State's durable goods employment was concentrated in 2003, as compared to 15.2% for the United States as a whole. This emphasis is partly explained by the location in the State of a number of computer equipment manufacturers which are included in the computers and electronics classification.

The importance of the State's resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 2003, 36.5% of the State's non-durable goods employment was concentrated in food manufacturing. This compares to 27.3% in the national economy. Food manufacturing relies heavily on renewable resources in the State. Over half of the State's acreage is devoted to agricultural purposes. Printing and related activities are also relatively more important in Minnesota than in the nation.

Mining is currently a less significant factor in the state economy than it once was. Mining employment, primarily in the iron ore or taconite industry, dropped from 6.1 thousand in 1990 to 3.5 thousand in 2003.

State Fiscal Matters. The State of Minnesota has experienced budgeting and financial problems from time-to-time since 1980. For several years prior to 2002, Accounting General Fund Revenues were positive. However, Minnesota's budget outlook weakened at the beginning of the 2002-2003 biennium which commenced July 1, 2001.

The official State forecast released in November, 2002, projected a general fund shortfall of $356 million for the biennium ending June 30, 2003, which shortfall was attributed to a weak stock market, a slowly rebounding economy, and higher than projected human services expenditures. Because Minnesota's Constitution prohibits borrowing beyond the end of the biennium for operating purposes, action was taken by the Governor and the Legislature in 2003 to bring revenues and expenditures into balance before June 30, 2003.

The November 2004 forecast for the 2004-05 biennium projects a $495 million surplus at the June 30, 2005 end of the biennium. General fund revenues are forecast to total $29.042 billion and State spending is projected to be $27.921 billion for the biennium.

Under current law, any forecast balance in the 2004-05 biennium must first be used to restore the State's reserve funds to their 2001 levels. Then, any remaining funds are directed to reversing school payment shifts enacted in 2002 and 2003 as part of the solutions to prior state budget shortfalls. These funds are specifically set aside in current law; they do not carry forward as an available balance to reduce any shortfall projected for the 2006-07 biennium.

The November 2004 forecast projects a $700 million budget shortfall in the 2006-07 biennium. This is the first actual forecast of revenues and expenditures for the 2006-07 biennium. It establishes the specific current law context for budget development decisions for the next biennium. Since no enacted budget is currently in place, expenditure projections assume the extension of current programs, adjusted only for projected changes in caseload and enrollment. The expenditure projections do not include a general adjustment for inflation.

Revenues for the 2006-07 biennium are forecast to increase $805 million, or 2.8 percent over levels in the current biennium. Current law spending is projected to increase by $2.139 billion, or 7.6 percent. This mismatch between revenue and spending growth highlights Minnesota's budget challenge.

Tax revenues for the 2006-07 biennium are forecast to grow by 7.9 percent to $27.658 billion. Nearly three quarters of that growth is in state income tax receipts, which increase by 13.5 percent. Non-tax revenues including fees, charges, lottery and other receipts are expected to decline slightly under current law. Transfers from other funds decline by over $1.1 billion from the 2004-05 biennium, reflecting one-time transfers of over $1 billion in revenues from the tobacco funds and other funds.

Two-thirds ($1.4 billion) of projected spending growth in the 2006-07 biennium occurs in the health and human services area. Spending for the state's largest budget component, E-12 education, is almost unchanged as the per pupil unit formula remains constant and enrollments continue to decline. Spending for all other areas, including higher education, local aids, and criminal justice, increases by 7.1 percent.

Both the Constitution and state statutes require that the budget for the two-year biennial period be balanced. Article XI, section 6 of the Constitution prohibits issuing certificates of indebtedness beyond the end of a biennium and requires that a statewide property tax levy be instituted if funds are insufficient to pay back short-term borrowing within a biennium.

Minnesota Statutes 16A.152 governs use of the state budget reserve and the Governor's unallotment authority. Current statute requires that any amounts in the budget reserve first be used in its entirety, before the Commissioner of Finance has the authority to unallot or reduce state general fund appropriations with the approval of the Governor and after notification to the Legislative Advisory Commission.

The State's bond ratings in October 2004 were Aa1 by Moody's and AAA by Standard & Poor's and Fitch.

Local Obligations. The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities, except that the State has adopted aid intercept programs under which, subject to appropriations, certain school and county obligations may be guaranteed. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the fund are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurance that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.

At the local level, the property tax base has recovered after its growth was slowed in many communities in the early 1990s by over capacity in certain segments of the commercial real estate market. However, local finances are also affected by the amount of state aid that is made available. The State provides its political or governmental subdivisions, municipalities, governmental agencies, and instrumentalities with significant financial aid paid from State revenues. Because Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue, which are sensitive to economic conditions, the amount of State aid in a particular year may vary, depending on these conditions. That aid was recently decreased substantially as a result of the State's projected budget deficits and the reduction could have substantial adverse effects on the economic and fiscal condition of local governments.

Further, various of the issuers within the State of Minnesota, as well as the State of Minnesota itself, whose securities may be purchased by the fund, may now or in the future be subject to lawsuits involving material amounts. It is impossible to predict the outcome of these lawsuits. Any losses with respect to these lawsuits may have an adverse impact on the ability of these issuers to meet their obligations.

Minnesota Legislation. Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision provides that it applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and that other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such a case would be. Should an adverse decision be rendered, the value of the securities purchased by the fund might be adversely affected, and the value of the shares of the fund might also be adversely affected.

SPECIAL CONSIDERATIONS REGARDING PUERTO RICO

The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the "Commonwealth" or "Puerto Rico"), and is based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico, its agencies, and instrumentalities, as available on the date of this SAI. FMR has not independently verified any of the information contained in such official statements, prospectuses, and other publicly available documents but is not aware of any fact which would render such information materially inaccurate.

The Economy of Puerto Rico

The economy of Puerto Rico is fully integrated with that of the United States (the "U.S."). In fiscal year 2003 (July 1, 2002 through June 30, 2003), trade with the U.S. accounted for approximately 86% of Puerto Rico's exports and approximately 49% of its imports. In this regard, in fiscal year 2003 Puerto Rico experienced a $21.4 billion positive merchandise trade balance.

Gross product in fiscal year 1999 was $38.3 billion ($40.2 billion in 2000 prices) and gross product in fiscal year 2003 was $47.4 billion ($42.7 billion in 2000 prices). This represents an increase in gross product of 23.7% from fiscal year 1999 to 2003 (6.1% in 2000 prices).

Since fiscal year 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal year 2003, aggregate personal income was $43.6 billion ($41.7 billion in 2000 prices) and personal per capita income was $11,279 ($10,784 in 2000 prices). Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total federal payments to Puerto Rico, which include transfers to local government entities and expenditures of federal agencies in Puerto Rico, in addition to federal transfer payments to individuals, are lower on a per capita basis in Puerto Rico than in any state of the United States. Transfer payments to individuals in fiscal year 2003 were $9.6 billion, of which $7.4 billion, or 77%, represented entitlements to individuals who had previously performed services or made contributions under programs such as Social Security, Veterans' Benefits, Medicare, and U.S. Civil Service retirement pensions.

Puerto Rico has enjoyed more than two decades of almost continuous economic expansion. Almost every sector of the economy has participated in this expansion, and record levels of employment have been achieved. Factors contributing to this expansion included government-sponsored economic development programs, increases in the level of federal transfer payments, a significant expansion in construction investment driven by infrastructure projects and private investment, primarily in housing, the relatively low cost of borrowing, and low oil prices in many years during this period.

Factors affecting the United States economy usually have a significant impact on the performance of the Puerto Rico economy. These include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the level of oil prices, the rate of inflation, and tourist expenditures. Consequently, the economic slowdown in the United States in 2001 and 2002 and the subsequent recovery in 2003, which continued in 2004, have also been reflected in the Puerto Rico economy.

The number of persons employed in Puerto Rico during fiscal year 2004 averaged 1,234,200, a 1.9% increase from 1,210,800 in fiscal year 2003. Unemployment, although at relatively low historical levels, remains above the United States average. The average unemployment rate decreased from 12.5% in fiscal year 1999 to 11.4% in fiscal year 2004. For the months of May, June, and July 2004, the unemployment rate (seasonally adjusted) was 9.8%, 9.3%, and 9.7%, respectively.

Puerto Rico has a diversified economy. The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wages, high technology industries, such as pharmaceuticals, biotechnology, electronics, computer, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

Manufacturing. The Planning Board estimates that in fiscal year 2003, manufacturing generated $31.3 billion or 42.1% of gross domestic product. During fiscal year 2003, payroll employment for the manufacturing sector was 116,853, a decrease of 4.2% compared with fiscal year 2002, with most of the job losses occurring in labor-intensive industries. Most of the island's manufacturing output is shipped to the U.S. mainland, which is also the principal source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. The U.S. minimum wage laws are applicable in Puerto Rico. As of July 2004, the average hourly manufacturing wage rate in Puerto Rico was 66.9% of the average mainland United States rate.

Manufacturing in Puerto Rico is now more diversified than during the earlier phases of its industrial development and includes several industries less prone to business cycles. In the last three decades, industrial development has tended to be more capital intensive and more dependent on skilled labor. This gradual shift in emphasis is best exemplified by the large investment over the last decade in the pharmaceutical, scientific instruments, computer, and electrical products industries in Puerto Rico. One of the factors assisting the development of the manufacturing sector has been the tax incentives offered by the federal and Puerto Rico governments. Federal legislation enacted in 1996, however, which amended Section 936 of the United States Internal Revenue Code of 1986, as amended, (the "Code") phases out the federal tax incentives during a ten-year period.

Total employment in the manufacturing sector decreased by 27,047 from fiscal year 2000 to fiscal year 2004. This reduction in manufacturing employment occurred during a period of significant expansion in real manufacturing output, as reflected in the growth of exports. This trend suggests a significant increase in manufacturing investment and productivity. Most of the decrease in employment has been concentrated in labor-intensive industries, particularly apparel, textiles, tuna canning, and leather products.

Services. Puerto Rico has experienced significant growth in the services sector, in terms of both income and employment, over the past decade, showing a favorable trend as compared with certain other industrialized economies. The services sector, which includes finance, insurance, real estate, wholesale and retail trade, tourism, and other services, ranks second to manufacturing in its contribution to gross domestic product and leads all sectors in providing employment. In fiscal year 2003, services generated $28.7 billion of gross domestic product or 38.7% of the total. Employment in the services sector grew from 485,241 in fiscal year 1999 to 506,941 in fiscal year 2003, representing 51.1% of total employment. This represents a cumulative increase of 4.5%. During the period between fiscal years 1999 and 2003, the gross domestic product in this sector, in nominal terms, increased at an average annual rate of 6.4%, while payroll employment in this sector increased at an average annual rate of 1.1%. It should also be noted that, in the Puerto Rico labor market, self-employment, which is not accounted for in the Payroll Survey, represents approximately 17% of total employment according to the Household Survey. Most of the self-employment is concentrated in the services and construction sectors. For example, in fiscal year 2003, the number of self-employed individuals was 180,464, out of which 46.0% were in the services sector and 10.5% were in the construction sector. The development of the services sector has been positively affected by demand generated by other sectors of the economy, such as manufacturing, construction, and agriculture. The services sector in Puerto Rico has a diversified base.

The high degree of knowledge, skills, and expertise in professional and technical services available in Puerto Rico places the island in a favorable competitive position with respect to Latin America and other trading countries throughout the world.

Wholesale and retail trade, finance, insurance, and real estate experienced significant growth in fiscal years 1999 to 2003, as measured by gross domestic product. Gross domestic product in wholesale and retail trade increased from $8.1 billion in fiscal year 1999 to $8.6 billion in fiscal year 2003. In finance, insurance, and real estate, gross domestic product increased from $8.2 billion in fiscal year 1999 to $12.7 billion in fiscal year 2003. There are sixteen commercial banks and trust companies currently operating in Puerto Rico. Total assets of these institutions as of June 30, 2004 were $85.4 billion. As of December 31, 2003, there were thirty-five international banking entities operating in Puerto Rico licensed to conduct offshore banking transactions, with total assets of $56.5 billion.

Government. The government sector of Puerto Rico plays an important role in the economy of the island. In fiscal year 2003, the government accounted for $7.1 billion of Puerto Rico's gross domestic product, or 9.6% of the total. The government is also a significant employer, providing jobs for 303,914 workers or 30.3% of total non-farm payroll employment in fiscal year 2004. The government's share of non-farm payroll employment (including the central government, public corporations, and municipalities, but excluding the federal government), measured according to the payroll survey, had decreased from 34.9% in fiscal year 1980 to 26.4% in fiscal year 2000.

On February 25, 1998, legislation was enacted permitting the unionization of government employees of the central government (excluding municipal employees). Under this law, government employees are given collective bargaining rights subject to a number of limitations. Among those limitations are: employees are prohibited from striking; salary increases are contingent on the availability of budgeted revenues; employees cannot be required to become union members and pay union dues; and collective bargaining negotiations cannot occur in an election year.

Construction. Although the construction industry represents a relatively small segment of the economy compared to other sectors, it has made significant contributions to the growth of the economic activity. However, during the period from fiscal year 1999 through fiscal year 2003, real construction investment decreased 3.1%. This decline is relatively small when compared to the relatively high levels of construction activity.

The total value of construction permits increased 70.3% for the same five-year period. Public investment has been an important component of construction investment. During fiscal year 2003, approximately 42% of the total investment in construction was related to public projects. During fiscal year 2003, the total value of construction permits increased 22.0% compared with fiscal year 2002. Total sales of cement, including imports, increased 3.2% during fiscal year 2003 in comparison with fiscal year 2002. Average payroll employment in the construction sector during fiscal year 2003 was 68,700, a decrease of 0.7% from fiscal year 2002.

During fiscal year 2004, total sales of cement, including imports, decreased 1.9% compared with fiscal year 2003. This decrease in total sales of cement was attributable in part to heavy rains that affected the island in November 2003, causing a 31% decrease in total sales of cement as compared to November 2002. Excluding November 2003, total sales of cement for fiscal year 2004 increased 0.9%. Total imports of iron and steel products increased 36.2% during fiscal year 2003. During fiscal year 2004, the total value of construction permits increased 8.2% compared with fiscal year 2003. The average employment in the construction sector during fiscal year 2004 was 68,355.

The Planning Board's forecast for construction investment, both public and private, for fiscal year 2004 was $6.7 billion, in nominal terms, an increase (in real terms) of 4.6% when compared to fiscal year 2003. For fiscal year 2004, approximately $3.1 billion was expected to be invested in public improvements. Public investment will be primarily in housing, new schools (and school reconstruction programs), water projects, and other public infrastructure projects.

Tourism. Tourism also contributes significantly to the island economy. During fiscal year 2003, the number of persons registered in tourist hotels was 1,733,300, an increase of 8.6% over the number of persons registered during fiscal year 2002, when tourism in Puerto Rico was adversely affected in the immediate aftermath of the terrorist attacks of September 11, 2001. The average occupancy rate in tourist hotels during fiscal year 2003 was 68.0% compared to 64.4% in fiscal year 2002. The average number of rooms rented in tourist hotels increased 9.1% during fiscal year 2003 compared with fiscal year 2002. The average number of rooms available in tourist hotels increased 3.5% during fiscal year 2003 compared with fiscal year 2002, representing openings of new hotels and hotel expansions. During fiscal year 2003, hotels comprising 870 new hotel rooms opened, and, as of January 2004, several hotels, representing more than 4,000 additional rooms, are under various stages of development or construction.

In fiscal year 2004, the number of persons registered in tourist hotels was 1,791,432, an increase of 3.4% over the number of persons registered during fiscal year 2003. The number of non-resident tourists registered in tourist hotels during fiscal year 2004 increased 6.0% in comparison with fiscal year 2003. The average occupancy rate in tourist hotels during fiscal year 2004 was 72.4% compared to 68.0% in fiscal year 2003. The average number of rooms rented in tourist hotels increased 4.9% during fiscal year 2004 compared with fiscal year 2003.

San Juan is the largest homeport for cruise ships in the Caribbean and one of the largest homeports for cruise ships in the world.

Agriculture. The Department of Agriculture and related agencies have directed their efforts at increasing and improving local agricultural production, increasing efficiency and the quality of produce, and stimulating the consumption of locally produced agricultural products. During fiscal year 2003, gross income from agriculture was $756.2 million, an increase of 1.7% compared with fiscal year 2002. Agriculture gross income consists of the total value of production in the principal agricultural sectors, which include traditional crops, livestock and poultry, grains, vegetables, fruits, and other products. During fiscal year 2003, non-traditional crops, fruits, starchy and other vegetables, and ornamental plants contributed a higher percentage of the sector's income.

The Commonwealth supports agricultural activities through incentives, subsidies, and technical and support services, in addition to income tax exemptions for qualified income derived by bona fide farmers. Act No. 225, approved on December 1, 1995, increased the tax benefits available to bona fide farmers. The Act provides a 90% income tax exemption for income derived from agricultural operations, an investment tax credit equal to 50% of the investment in qualified agricultural projects, and a 100% exemption from excise taxes, real and personal property taxes, municipal license taxes, and tariff payments. It also provides full income tax exemption for interest income from bonds, notes, and other debt instruments to be issued by financial institutions to provide financing to agricultural businesses. Subsequent legislation imposed an aggregate annual limit of $15 million on the investment tax credits available under Act. No. 225.

Policy changes have been implemented to promote employment and income generated by the agricultural sector. The policy initiatives include a restructuring of the Department of Agriculture, an increase in government purchases of local agricultural products, new programs geared towards increasing the production and sales of agricultural products, and a new system of agricultural credits and subsidies for new projects.

Economic Development Program for the Private Sector

During the past three years, the Commonwealth's economic development program for the private sector has focused on initiatives which it believes will lead to sustainable economic development. The principal initiatives have been: (i) the enactment of laws in Puerto Rico providing tax benefits that will promote foreign and local investment and increased economic activity; (ii) the acceleration and simplification of the local permitting process; (iii) the reduction of the costs of doing business in Puerto Rico; and (iv) the promotion of new federal income tax benefits that enhance the attractiveness of establishing operations in Puerto Rico. Recognizing a shift in its post-industrial economy, the Commonwealth recently formulated a strategic plan to enhance its competitiveness in knowledge-based economic sectors, such as research and development of science and technology products. Two major components of this strategic plan are: (i) to build on the strong presence in Puerto Rico of multinational companies in the science and technology sectors and Puerto Rico's skilled workforce to promote the expansion of research and development facilities by companies currently operating in Puerto Rico and to attract new leaders in such sectors, and (ii) to provide incentives for companies and entrepreneurs to engage in the process of innovation and commercialization of new products and establish research and development facilities in Puerto Rico. The latter initiative includes the creation of a government-sponsored trust to provide grants and financing to companies and entrepreneurs that engage in these activities.

Puerto Rico Tax Incentives

One of the benefits enjoyed by Puerto Rico is that corporations operating in Puerto Rico (other than corporations organized in the United States) and individuals residing in Puerto Rico generally are not subject to federal income taxes. This enables the Commonwealth to utilize local tax legislation as a tool for stimulating economic development in Puerto Rico.

In this regard, the Commonwealth has enacted legislation extending certain benefits of its most recent tax incentive law, Act No. 135 of December 2, 1997, as amended (the "1998 Tax Incentives Act"), to all eligible businesses operating under previous tax incentives laws. These benefits include a 200% deduction for research and development expenses and worker training expenses, the ability to deduct as a current expense investments in machinery and equipment, and the ability to claim a tax credit equal to 25% of the purchase price of a product manufactured in Puerto Rico (in excess of a base amount) or 35% of the purchase price of a locally manufactured recycled product.

The 1998 Tax Incentives Act was also amended to allow a credit against the Puerto Rico tax liability of investors that acquire the majority of the stock, partnership interests, or operational assets of an exempted business that is in the process of closing operations in Puerto Rico. A credit against the Puerto Rico tax liability is also provided to investors that contribute cash to such exempted business for the construction or improvement of its physical facilities and the purchase of machinery and equipment. The amount of the credit is equal to 50% of the cash invested for such purposes, not to exceed $5,000,000 per exempted business. The maximum amounts of such credits that may be authorized by the Secretary of the Treasury for any fiscal year is $15,000,000.

The Commonwealth has also enacted legislation which (i) reduces the capital gains tax from 20% to 10% in the case of individuals and estates and trusts, and from 25% to 12.5% in the case of corporations and partnerships organized under the laws of the Commonwealth or engaged in trade or business in Puerto Rico, for gains from the sale of eligible Puerto Rico investments; and (ii) allows income tax credits for extraordinary investment in housing infrastructure. In addition, legislation was recently enacted that reduces the tax payable on interest on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident individuals, trusts, estates, corporations, and partnerships to 10% under certain circumstances.

In addition, legislation has been enacted: (i) amending the 1998 Tax Incentives Act to provide special income tax rates ranging from 0% to 2% to companies that establish operations in Puerto Rico in "core pioneer industries," which utilize innovative technology not previously used in Puerto Rico; (ii) granting tax credits with respect to eligible investments made in the construction or substantial rehabilitation of housing units to be rented to low income families; (iii) reducing to 7% the capital gains rate applicable to gains realized on the sale of the stock of Puerto Rico corporations sold in an initial public offering made prior to December 31, 2007, or acquired in public offerings made prior to December 31, 2007; (iv) granting income tax exemption to the fees and interest income received by financial institutions in connection with loans or guarantees of loans made to finance tourism development projects; (v) granting an exemption to qualified associations administering timesharing rights or vacation clubs and to owners' associations of areas designated as tourism enhancement districts; (vi) granting income tax exemption to financial institutions for charges collected on obligations issued for the financing of tourism projects; (vii) granting tax exemption for investments in infrastructure made by housing developers; (viii) granting tax credits to Puerto Rico businesses that acquire products manufactured in Puerto Rico for exportation; and (ix) rehabilitating urban centers through the development of housing projects, community areas, commercial areas, parks, and recreational spaces, the construction and renovation of structures, and the development of undeveloped or underdeveloped sites.

Acceleration and Simplification of Local Permitting Process

Another government initiative to promote sustainable economic activity involves the simplification of the permitting process. As part of this initiative, the Commonwealth established a multi-agency center that handles, in a coordinated manner, the permitting process. Furthermore, the government developed a procedure that will allow agencies to conduct simultaneous public hearings in those instances when two or more agencies require them.

Reduction of the Costs of Doing Business

The Commonwealth believes that, to make Puerto Rico more competitive and foster investment, it needs to reduce the cost of doing business in Puerto Rico. One of the costs of doing business in Puerto Rico that is high, particularly for the manufacturing industry, relative to competing jurisdictions, is the cost of electricity. Puerto Rico is heavily dependent on oil imports for the production of electricity. As a result of the construction of two cogeneration plants, however, one of which is fueled by liquefied natural gas and the other by coal, Puerto Rico's dependence on oil imports for the production of electricity has been reduced from 99% to 74%. The Electric Power Authority now estimates that these plants could provide up to 33% of its electric energy requirements.

Federal Tax Incentives

In order to enhance the attractiveness for United States companies of establishing operations in Puerto Rico, the Commonwealth has been seeking to provide for a new and permanent tax regime applicable to U.S.-based businesses that have operations in Puerto Rico or other U.S. possessions. During the past three years, the Commonwealth has been pursuing an amendment to Section 956 of the Code that would establish a regime based on the tax rules generally applied to U.S. companies with international operations, but with certain modifications intended to promote employment in both Puerto Rico and the United States. The U.S. Congress, however, has not acted upon the proposed amendment to Section 956 of the Code. Also, due to the phase-out of Sections 30A and 936 of the Code, the U.S. Senate designated a special commission through the General Accounting Office to study the economic impact of said phase-out and to present recommendations on alternative tax incentives for U.S.-based companies operating in Puerto Rico. In the meantime, most U.S.-based companies operating under Sections 30A and 936 of the Code have converted from United States corporations to Puerto Rico or foreign corporations, thus lessening the impact of the phase-out of those sections.

One of the factors that has promoted and continues to promote the development of the manufacturing sector in Puerto Rico has been the various local and federal tax incentives available, particularly those under Puerto Rico's Industrial Incentives Program and, until recently, Sections 30A and 936 of the Code. Tax and other incentives have also been established to promote the development of the tourism industry. These incentives are summarized below.

Industrial Incentives Program

Since 1948, Puerto Rico has had various industrial incentives laws designed to stimulate industrial investment in the island. Under these laws, companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other local taxes. The most recent of these industrial incentives laws is the 1998 Tax Incentives Act, a law aimed at promoting investment in Puerto Rico.

The benefits provided by the 1998 Tax Incentives Act are available to new companies as well as companies currently conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant. The activities eligible for tax exemption include manufacturing, certain designated services performed for markets outside Puerto Rico, the production of energy from local renewable sources for consumption in Puerto Rico, and laboratories for scientific and industrial research. For companies qualifying thereunder, the 1998 Tax Incentives Act imposes income tax rates ranging from 2% to 7% for periods ranging from 10 to 25 years. In addition, it grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and between 80% and 60% thereafter, and 100% exemption from excise taxes with respect to raw materials and certain machinery and equipment used in the exempt activities. The 1998 Tax Incentives Act also provides various special deductions designed to stimulate employment and productivity, research and development, and capital investment in Puerto Rico.

Under the 1998 Tax Incentives Act, companies can repatriate or distribute their profits free of Puerto Rico dividend taxes. In addition, passive income derived from the investment of eligible funds in Puerto Rico financial institutions, obligations of the Commonwealth, and other designated investments are fully exempt from income and municipal license taxes. Individual shareholders of an exempted business are allowed a credit against their Puerto Rico income taxes equal to 30% of their proportionate share of the exempted business's income tax liability. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period is subject to a 4% income tax rate.

Tourism Incentives Program

For many years Puerto Rico has also had incentives laws designed to stimulate investment in hotel operations on the island. The most recent of these laws, the Tourism Incentives Act of 1993, provides partial exemptions from income, property, and municipal license taxes for a period of up to 10 years. The Tourism Incentives Act also provides certain tax credits for qualifying investments in tourism activities, including hotel and condo-hotel development projects. Recently enacted legislation provides further tourism incentives by granting certain tax exemptions on interest income received by financial institutions from permanent or interim financing of tourism development projects and fees derived from credit enhancements provided to the financing of such projects.

As part of the incentives to promote the tourism industry, the Commonwealth established the Tourism Development Fund as a subsidiary of Government Development Bank for Puerto Rico ("GDB") with the authority to (i) make investments in or provide financing to entities that contribute to the development of the tourism industry and (ii) provide financial guarantees for financing hotel development projects. To date, the Fund has provided financial guarantees for loans made or bonds issued to finance the development of fifteen hotel projects representing over 3,600 new hotel rooms.

Incentives under the Code

United States corporations operating in Puerto Rico have been subject to special tax provisions since the Revenue Act of 1921. Prior to the enactment of the Tax Reform Act of 1976, under Section 931 of the Code, United States corporations operating in Puerto Rico (and meeting certain source of income tests) were taxed only on income arising from sources within the United States.

The Tax Reform Act of 1976 created Section 936 of the Code, which revised the tax treatment of U.S. corporations operating in Puerto Rico by taxing such corporations on their worldwide income in a manner similar to that applicable to any other U.S. corporation but providing such corporations a full credit for the federal tax on their business and qualified investment income in Puerto Rico. The credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources.

As a result of amendments to Section 936 made in 1996 (the "1996 Amendments"), the tax credit is being phased out over a ten-year period for companies that were operating in Puerto Rico in 1995 and is no longer available for corporations that establish operations in Puerto Rico after October 13, 1995. The 1996 Amendments also eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico.

Section 30A. The 1996 Amendments added Section 30A to the Code. Section 30A permits a "qualifying domestic corporation" ("QDC") that meets certain gross income tests to claim a credit (the "Section 30A Credit") against the federal income tax imposed on taxable income derived from sources outside the U.S. from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such business ("possession income"). The Section 30A Credit will not be available for taxable years commencing after 2005.

The Section 30A Credit is limited to the sum of (i) 60% of qualified possession wages as defined in the Code, which includes wages up to 85% of the maximum earnings subject to the OASDI portion of Social Security taxes plus an allowance for fringe benefits of 15% of qualified possession wages; (ii) a specified percentage of depreciation deductions ranging between 15% and 65%, based on the class life of tangible property; and (iii) a portion of Puerto Rico income taxes paid by the QDC, up to a 9% effective tax rate (but only if the QDC does not elect the profit-split method for allocating income from intangible property).

In the case of taxable years beginning after December 31, 2001, the amount of possession income that qualifies for the Section 30A Credit is subject to a cap based on the QDC's possession income for an average adjusted base period ending before October 14, 1995 (the "income cap").

Section 936. Under Section 936 of the Code, as amended by the 1996 Amendments, U.S. corporations that meet certain requirements and elect its application ("Section 936 Corporations") are entitled to credit against their U.S. corporate income tax the portion of such tax attributable to income derived from the active conduct of a trade or business within Puerto Rico ("active business income") and from the sale or exchange of substantially all assets used in the active conduct of such trade or business.

Under Section 936, a Section 936 Corporation may elect to compute its active business income, eligible for the Section 936 credit, under one of three formulas: (i) a cost-sharing formula, whereby it is allowed to claim all profits attributable to manufacturing intangibles and other functions carried out in Puerto Rico provided it makes a cost-sharing payment in the amount required under Section 936; (ii) a profit-split formula, whereby it is allowed to claim 50% of the combined net income of its affiliated group from the sale of products manufactured in Puerto Rico; or (iii) a costplus formula, whereby it is allowed to claim a reasonable profit on the manufacturing costs incurred in Puerto Rico.

The Section 936 credit is now only available to companies that were operating in Puerto Rico on October 13, 1995, and had elected the percentage of income credit provided by Section 936. Such percentage of income credit is equal to 40% of the federal income tax otherwise imposable on the Puerto Rico active business income or derived from the sale or exchange of substantially all assets used in such business.

In the case of taxable years beginning on or after 1998, the possession income subject to the Section 936 credit is subject to a cap based on the Section 936 Corporation's possession income for an average adjusted base period ending on October 14, 1995. The Section 936 credit is eliminated for taxable years commencing after 2005.

Controlled Foreign Corporations

Because of the credit limitations and impending phase out of Sections 30A and 936, many corporations previously operating thereunder have reorganized their operations in Puerto Rico to become controlled foreign corporations ("CFCs"). A CFC is a corporation that is organized outside the United States and is controlled by United States shareholders. In general, a CFC may defer the payment of federal income taxes on its trade or business income until such income is repatriated to the United States in the form of dividends or through investments in certain United States properties. The Puerto Rico Office of Industrial Tax Exemption has received notification from over eighty corporations that have converted part or all of their operations to CFCs. These include most of the major pharmaceutical, instrument, and electronics companies manufacturing in Puerto Rico.

CFCs operate under transfer pricing rules for intangible income that are different from those applicable to corporations operating under Sections 936 and 30A. In many cases, they are allowed to attribute a larger share of this income to their Puerto Rico operation but must make a royalty payment "commensurate with income" to their U.S. affiliates. Section 936 Corporations were exempted from Puerto Rico withholding taxes on any cost-sharing payments they might have opted to make, but CFCs are subject to a 10% Puerto Rico withholding tax on royalty payments.

Public Sector Debt

Public sector debt comprises bonds and notes of the Commonwealth, its municipalities, and public corporations ("notes" as used in this section refers to certain types of non-bonded debt regardless of maturity), subject to the exclusions described below. The Constitution of Puerto Rico limits the amount of general obligation (full faith and credit) debt that can be issued or guaranteed by the Commonwealth. The Commonwealth's policy has been and continues to be to maintain the amount of such debt prudently below the constitutional limitation. Direct debt of the Commonwealth is supported by Commonwealth taxes. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products. See Public Corporations. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

Direct debt of the Commonwealth is issued pursuant to specific legislation approved in each particular case. Debt of the municipalities is issued pursuant to resolutions adopted by the respective municipal assemblies. Debt of public corporations is issued pursuant to resolutions adopted by the governing bodies of the public corporations in accordance with their enabling statutes. GDB, as fiscal agent of the Commonwealth and its municipalities and public corporations, must approve the specific terms of each issuance.

As of June 30, 2004, total outstanding public sector debt was $33.942 billion, of which $2.175 billion, or 6.4%, comprised short-term debt.

Retirement Systems

Public employees of the Commonwealth and its instrumentalities are covered by five retirement systems: the Employees Retirement System of the Commonwealth and its instrumentalities (the "Employees Retirement System"), the Annuity and Pension System for the Teachers of Puerto Rico (the "Teachers Retirement System"), the Commonwealth Judiciary Retirement System (the "Judiciary Retirement System"), the Retirement System of the University of Puerto Rico (the "University Retirement System"), and the Employees Retirement System of the Puerto Rico Electric Power Authority (the "Electric Power Authority Retirement System").

The University Retirement System and the Electric Power Authority Retirement System apply to employees of the University of Puerto Rico and the Electric Power Authority, respectively. The Commonwealth is not required to contribute directly to those two systems, although a large portion of University revenues is derived from legislative appropriations.

The Teachers Retirement System covers primarily public school teachers, the Judiciary Retirement System covers judges, and the Employees Retirement System covers all other employees of the Commonwealth and its municipalities and instrumentalities. As of June 30, 2003, the total number of active members of the three systems was as follows: Employees Retirement System, 166,914; Teachers Retirement System, 49,046; and Judiciary Retirement System, 338. The three systems are financed by contributions made by employers (the Commonwealth, public corporations, and municipalities) and employees and investment income. The central government is responsible for approximately 67% of total employer contributions to the Employees Retirement System, and the other 33% is the responsibility of public corporations and municipalities. The central government is also responsible for 100% and 99% of total employer contributions to the Judiciary Retirement System and the Teachers Retirement System, respectively. Retirement and related benefits provided by the systems and required contributions to the systems by employees are determined by law. Required employers' contributions to the systems are determined by law and are not actuarially determined. For the Employees Retirement System, required employer contributions consist of 9.275% of applicable payroll in the case of municipalities, central government and public corporations. Required employee contributions for the Employees Retirement System vary according to salary and how the individual employee's retirement benefits are coordinated with social security benefits. For the Judiciary Retirement System, required contributions consist of 20% of applicable payroll for the employer and 8% for the employees.

According to the most recent actuarial valuation of the Employees Retirement System and Judiciary Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2001, the total pension benefit obligation for the Employees Retirement System and the Judiciary Retirement System was $9.881 billion and $162.2 million, respectively. The unfunded pension benefit obligation of the Employees Retirement System and Judiciary Retirement System for the same period was $7.453 billion and $92.1 million, respectively, representing a funding ratio of 25% and 43%, respectively. This funding ratio does not take into account the reduction in the value of their respective equity portfolios resulting from the decline in the equities market since fiscal year 2001. It is estimated that as of June 30, 2003, the total pension benefit obligation for the Employees Retirement System is $11.292 billion and the unfunded pension benefit obligation is $9.349 billion, representing a funding ratio of 17%.

The most recent actuarial valuation was completed in accordance with the "Projected Unit Credit" method. An investment return of 8.5% per year, a salary increase of 5% per year, and a post-retirement benefit increase of 3% every third year were assumed. In the case of the Employees Retirement System, Act No. 10 of May 21, 1992 provided three benefit increases of 3% each. The first 3% increase was granted to retirees who had been receiving their annuities for three or more years as of that date. The second 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1995. This increase is being financed by additional contributions from the employers. The third 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1998. This third increase is being partially funded with additional contributions from some of the employers. In June 2001, the Legislature approved a law providing a fourth 3% increase, effective as of January 1, 2001, in post-retirement annuity payments granted on or prior to January 1, 1998. This increase will be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. In June 2003, the Legislature approved a law providing a fifth increase of 3% in postretirement benefits effective January 1, 2004. This increase will be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. Subsequent increases will depend upon the explicit approval of the System's Board of Trustees and the Legislature and must provide a funding source. In the case of the Judiciary Retirement System, Act No. 41 of June 13, 2001 provides a 3% increase in annuity payments, commencing on January 1, 2002 and every three years thereafter, to retirees who have been receiving their annuities for three or more years as of that date. This increase will be funded by the General Fund.

In 1990, the organic act of the Employees Retirement System was amended to reduce the future pension liabilities of the Employees Retirement System. Among other provisions, the legislation increased the level of contribution to the System and limited the retirement benefits for new employees by increasing the length of time for the vesting of certain benefits and reducing the level of benefits in the case of early retirement. The legislation also reduced the level of occupational disability benefits and death benefits received by new employees.

In 1999, the organic act of the Employees Retirement System was further amended to change it, prospectively, from a defined benefit system to a defined contribution system. This amendment provides for the establishment of an individual account for each employee hired by the Commonwealth after December 31, 1999 and for those current employees who elect to transfer from the existing defined benefit system. The individual account of each current employee is credited initially with an amount equal to his aggregate contributions to the Employees Retirement System, plus interest. Current employees who did not elect to transfer to the new defined contribution system will continue accruing benefits under the current defined benefit system. The individual account of each participant of the new defined contribution system is credited monthly with the participant's contribution and is credited semiannually with a rate of return based on either of two notional investment returns. Such accounts are not credited with any contribution by the employer. Instead, employer contributions will now be used completely to reduce the accumulated unfunded pension liability of the Employees Retirement System.

The law approving the sale of a controlling interest in the Puerto Rico Telephone Company ("PRTC") to a consortium led by GTE International Telecommunications Incorporated (subsequently acquired by Verizon Communications Inc., "Verizon") provides that any future proceeds received by the government from the sale of its then-remaining 43% stock ownership in PRTC will be transferred to the Employees Retirement System to reduce its accumulated unfunded pension benefit obligation. In January 2002, Verizon exercised its option to purchase an additional 15% of the stock of PRTC for $172 million. The proceeds of the sale were transferred to the Employees Retirement System.

The Employees Retirement System's disbursements of benefits during fiscal years 2002, 2003, and 2004 exceeded contributions and investment income for those years. The cash shortfall for fiscal years 2002 and 2003 was covered with a portion of the proceeds from the sale to Verizon of the 15% stock ownership in PRTC.

The Employees Retirement System anticipates that its future cash flow needs for disbursement of benefits to participants may exceed the sum of the employer and employee contributions received and its investment and other recurring income. The Employees Retirement System expects to cover this cash flow imbalance in the next few fiscal years with the proceeds from the sale of the remaining shares of PRTC stock. The Employees Retirement System is currently evaluating other measures to increase its revenues.

According to the most recent actuarial valuation of the Teachers Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2001, the accrued actuarial liability of the system was $3.684 billion and the value of assets amounted to $2.284 billion, representing a funding ratio of 62%, and the resulting unfunded accrued liability was $1.400 billion. This funding ratio does not take into account the recent significant decline in the equities market and the resulting reduction in the value of the equity portfolio. As of June 30, 2003, the estimated annual actuarial liability was $3.921 billion, and the value of assets amounted to $2.142 billion, representing an estimated funding ratio of 55% and an estimated unfunded accrued liability of $1.779 billion. As of June 30, 2000, the remaining amortization period for the unfunded liability was 19 years. The actuarial valuation assumed an investment return of 8% per year and salary increases of 5% per year. Act No. 45 of January 27, 2000 increased the amount of the employee contribution from 7% to 9%, effective immediately. This will result in an increase of employee contributions of $1.5 million per month.

Major Sources of General Fund Revenues

Income Taxes. The Commonwealth's income tax law, the Internal Revenue Code of 1994, as amended (the "PR Code"), imposes a tax on the income of individual residents of Puerto Rico, trusts, estates, and domestic and foreign (if engaged in a trade or business in Puerto Rico) corporations and partnerships at graduated rates. A flat tax is imposed on certain payments made to non-residents of Puerto Rico, which is collected through an income tax withholding.

Resident individuals are subject to tax on their taxable income from all sources. The PR Code has five tax brackets for individuals with tax rates of 7%, 10%, 15%, 28%, and 33%. Dividend income from Puerto Rico corporations and certain qualifying foreign corporations is taxed at a rate of 10%.

Gain realized from the sale or exchange of a capital asset by resident individuals, if held for more than six months, is taxed at a rate of 20%. It is taxed at a rate of 10% if the capital asset consists of certain property located or deemed located in Puerto Rico. Gains realized by Puerto Rico resident individuals, trusts and estates from the sale of stock of certain Puerto Rico corporations in an initial public offering made prior to January 1, 2008 are subject to a special capital gains rate of 7%.

On August 22, 2004, the Governor signed into law Act 226 to provide a temporary reduction in the long-term capital gains tax rate. Act 226 reduces the long-term capital gains tax rates by 50% for transactions that take place from July 1, 2004 through June 30, 2005, provided that the net long-term capital gain is reinvested in Puerto Rico.

Interest income in excess of $2,000 on deposits with Puerto Rico financial institutions is taxed at a rate of 17%; the first $2,000 of interest income from such institutions is exempt from taxation. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident individuals, trusts, and estates qualifies for a special 10% tax rate.

Puerto Rico corporations and partnerships are subject to tax on income from all sources; foreign corporations and partnerships that are engaged in a trade or business in Puerto Rico are subject to tax on their income from Puerto Rico sources and on income from sources outside Puerto Rico that is effectively connected with the conduct of their trade or business in Puerto Rico. Unless a corporation or partnership qualifies for partial exemption from corporate income and other taxes under the industrial incentives program (see "Tax Incentives" under The Economy above), it is subject to tax at graduated rates.

The PR Code provides for six income tax brackets for corporations and partnerships, with the highest rate (39%) applicable to net taxable income in excess of $300,000. Gains realized from the sale or exchange of a capital asset, if held for more than six months, are taxed at a maximum rate of 25% or 12.5% if the capital asset consists of certain property located or deemed located in Puerto Rico sold or exchanged after December 31, 2000. Act 226 reduces the long-term capital gains tax rates by 50% for transactions that take place from July 1, 2004 through June 30, 2005. Dividends received by Puerto Rico corporations and partnerships of foreign corporations and partnerships engaged in trade or business in Puerto Rico are subject to general income tax rates. A dividends received credit may be available. A special tax rate of 17% is applicable to dividend distributions of REITs received by corporations. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident corporations and partnerships qualifies for a special tax rate.

Certain corporations and partnerships covered by the tax incentives acts continue to be subject to a maximum tax rate of 45% on their taxable income. Corporations and partnerships covered by the Puerto Rico Tourism Incentives Act of 1993, as amended, are subject to a maximum tax rate of 42% on their taxable income. The PR Code also provides for an alternative minimum tax of 22%. Corporations and partnerships operating under a new grant of tax exemption issued under the 1998 Tax Incentives Act are subject to a maximum income tax rate of 7% during their basic exemption period.

The PR Code imposes a branch profits tax on resident foreign corporations less than 80% of whose gross income qualifies as income effectively connected with a Puerto Rico trade or business. The branch profits tax is 10% of an annual dividend equivalent amount, and it applies without regard to the Puerto Rico source-of-income rules.

Interest from Puerto Rico sources paid to non-resident non-affiliated corporate recipients is not subject to any income or withholding tax. Interest paid to certain related non-resident recipients is subject to a withholding tax of 29%. Dividends paid to non-resident corporate recipients are subject to a withholding tax of 10%. Dividends distributed by corporations (including Section 936 Corporations) operating under new grants of tax exemption issued under the 1998 Tax Incentives Act are not subject to Puerto Rico income tax. However, royalty payments made by such corporations to non-resident recipients are subject to a 10% withholding tax. The basic tax on dividends paid to foreign corporate shareholders of Section 936 Corporations operating under grants of tax exemption issued under prior incentives laws is 10% but is subject to reduction if a percentage of the profits are invested in certain eligible instruments for specified periods of time.

Subject to certain exceptions, payments in excess of $1,500 during a calendar year made by the Commonwealth and persons engaged in a trade or business in Puerto Rico in consideration of the receipt of services rendered in Puerto Rico are subject to a 7% withholding tax.

The Treasury Department is presently evaluating a plan to reform the Commonwealth's tax system. The objective of this reform would be to reduce the income tax rates for individuals while expanding the tax base by taxing persons not currently participating in the income tax system and simplifying the tax system in order to make its administration more effective. The tax reform is expected to be implemented beginning on January 1, 2006. The Treasury Department expects that the tax reform will produce additional General Fund revenues.

Excise Taxes. The PR Code imposes a tax on articles and commodities that are imported into or manufactured in Puerto Rico for consumption in Puerto Rico and a tax on certain transactions, such as hotel occupancy, public shows, and horse racing. The excise tax on certain articles and commodities, such as cigarettes, alcohol and petroleum products, is based upon the quantity of goods imported. The excise tax on motor vehicles is based on its suggested retail price. The PR Code imposes a tax at an effective rate of 6.6% of the F.O.B. factory price for imported goods and 3.6% of the sales price of goods manufactured in Puerto Rico, except sugar, cement, cigarettes, motor vehicles, and certain petroleum products, which are taxed at different rates. Goods to be used by the government, except for motor vehicles and construction equipment, are not exempt. Exemptions apply to certain articles, such as food and medicines, and to articles designated for certain users.

Other Taxes and Revenues Motor vehicle license plate and registration fees comprise the major portion of license tax receipts.

Non-tax revenues consist principally of lottery proceeds, documentary stamps, permits, fees and forfeits, proceeds of land sales and receipts from public corporations in lieu of taxes.

Revenues from non-Puerto Rico sources include customs duties collected in Puerto Rico and excise taxes on shipments of rum from the island to the United States mainland. The customs duties and excise taxes on shipments are imposed and collected by the United States and returned to the Commonwealth. The excise tax on shipments of rum from Puerto Rico and other rum-producing countries is $13.50 per proof gallon. Of this amount, $13.25 per proof gallon will be returned to the Treasury of Puerto Rico until December 31, 2005, and, commencing on January 1, 2006, the amount returned will be reduced to $10.50 per proof gallon.

Property Taxes. Personal property, which accounts for approximately 53% of total collections of taxable property, is self-assessed. Real property taxes are assessed based on 1958 property values. No real property reassessment has been made since 1958, and construction taking place after that year has been assessed on the basis of what the value of the property would have been in 1958. Accordingly, the overall assessed valuation of real property for taxation purposes is substantially lower than the actual market value. Also, an exemption on the first $15,000 of assessed valuation in owner-occupied residences is available.

Property taxes are assessed, determined and collected for the benefit of the municipalities by the Municipal Revenues Collection Center ("CRIM"), a government instrumentality of the Commonwealth. However, a special 1.03% tax on the assessed value of all property (other than exempted property) imposed by the Commonwealth for purposes of paying the Commonwealth's general obligation debt is deposited in the Commonwealth's Redemption Fund.

Collections of Income and Excise Taxes

The Department of the Treasury has continued its program for improving tax collections, which began in fiscal year 1986. The program has consisted, in part, of taking the initiative in sponsoring and implementing tax reform, particularly in the areas of excise taxes and income taxes, in order to decrease the incidences of nonpayment of taxes and to expand the taxpayer base. The program has also included (i) improving the methods by which delinquent taxpayers are identified, primarily through the use of computer analyses, (ii) computerizing the processing of tax returns, and (iii) identifying and eliminating taxpayer evasion.

Budget of the Commonwealth

The fiscal year of the Commonwealth begins each July 1. The Governor is constitutionally required to submit to the Legislature an annual balanced budget of capital improvements and operating expenses of the central government for the ensuing fiscal year. The annual budget is prepared by the Office of Management and Budget ("OMB"), in coordination with the Planning Board, the Department of the Treasury, and other government offices and agencies. Section 7 of Article VI of the Constitution of the Commonwealth provides that "[t]he appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law."

The annual budget, which is developed utilizing elements of program budgeting, includes an estimate of revenues and other resources for the ensuing fiscal year under (i) laws existing at the time the budget is submitted, and (ii) legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor's recommendations as to appropriations that in the Governor's judgment are necessary, convenient, and in conformity with the four-year investment plan prepared by the Planning Board.

The Legislature may amend the budget submitted by the Governor but may not increase any items so as to cause a deficit without imposing taxes to cover such deficit. Upon passage by the Legislature, the budget is referred to the Governor, who may decrease or eliminate any item but may not increase or insert any new item in the budget. The Governor may also veto the budget in its entirety and return it to the Legislature with the Governor's objections. The Legislature, by a two-thirds majority in each house, may override the Governor's veto. If a budget is not adopted prior to the end of the fiscal year, the annual budget for the preceding fiscal year as originally approved by the Legislature and the Governor is automatically renewed for the ensuing fiscal year until a new budget is approved by the Legislature and the Governor. This permits the Commonwealth to continue making payments of its operating and other expenses until a new budget is approved.

During any fiscal year in which the resources available to the Commonwealth are insufficient to cover the appropriations approved for such year, the Governor may take administrative measures to reduce expenses and submit to both houses of the Legislature a detailed report of any adjustment necessary to balance the budget, or make recommendations to the Legislature for new taxes or authorize borrowings under provisions of existing legislation, or take any other necessary action to meet the estimated deficiency. Any such proposed adjustments shall give effect to the "priority norms" established by law for the disbursement of public funds in the following order of priority: first, the payment of the interest on and amortization requirements for public debt (Commonwealth general obligations and guaranteed debt for which the Commonwealth's guarantee has been exercised); second, the fulfillment of obligations arising out of legally binding contracts, court decisions on eminent domain, and other unavoidable obligations to protect the name, credit, and good faith of the Commonwealth; third, current expenditures in the areas of health, protection of persons and property, education, welfare, and retirement systems; and fourth, all other purposes.

A Budgetary Fund was created by Act No. 147 of June 18, 1980, as amended (the "Budgetary Fund"), to cover the appropriations approved in any fiscal year in which the revenues available for such fiscal year are insufficient, to secure the payment of public debt, and to provide for unforeseen circumstances in the provision of public service. Currently, an amount equal to one percent of the General Fund net revenues of the preceding fiscal year is deposited annually into the Fund. In addition, other income (not classified as revenues) that is not assigned by law to a specific purpose is also required to be deposited in the Budgetary Fund. The maximum balance of the Budgetary Fund may not exceed 6% of the total appropriations included in the budget for the preceding fiscal year. As of July 1, 2004, the balance in the Budgetary Fund was $126 million (this amount includes the fiscal year 2005 appropriation and excludes amounts that will be transferred out of the Budgetary Fund to cover excess expenditures during fiscal year 2004).

An Emergency Fund was created by Act No. 91 of June 21, 1966, as amended (the "Emergency Fund"), to cover unexpected public needs caused by calamities, such as wars, hurricanes, earthquakes, droughts, floods and plagues, and to protect people's lives and property and the public sector credit. The Emergency Fund is capitalized annually with an amount totaling no less than one percent of the General Fund net revenues of the preceding fiscal year. During the fiscal year 2004 budget process, Act No. 91 was amended to set an upper limit to the Emergency Fund of $150 million at the beginning of the fiscal year. As of July 1, 2004, the balance in the Emergency Fund was $154.8 million, including fiscal year 2005 appropriations.

Appropriations

In Puerto Rico, the central government has many functions that in the fifty states are the responsibility of local government, such as providing public education and police and fire protection. The central government provides significant annual grants to the University of Puerto Rico, the Puerto Rico Aqueduct and Sewer Authority ("PRASA"), and to the municipalities. The grants to the University of Puerto Rico are included in current expenses for education and debt service on general obligation bonds is included in current expenses for debt service. Debt service on Sugar Corporation notes paid by the Commonwealth is included in current expenses for economic development, and debt service on Urban Renewal and Housing Corporation bonds and notes and on Housing Finance Authority mortgage subsidy bonds paid by the Commonwealth is included in current expenses for housing.

Approximately 27.9% of the General Fund is committed for payment of fixed charges such as municipal subsidies, grants to the University of Puerto Rico, contributions to the Aqueduct and Sewer Authority, funding for the judiciary branch, rental payments to the Public Buildings Authority, among others, and debt service on direct debt of the Commonwealth. In the case of the judiciary branch, legislation approved in December of 2002 provides that, commencing with fiscal year 2004, the Commonwealth will appropriate annually to the judiciary branch an amount initially equal to 3.3% of the average annual revenue from internal sources for each of the two preceding fiscal years. This percentage will increase until it reaches 4% in fiscal year 2008, and may be further increased upon review, with scheduled reviews every five years.

Fiscal Year 2004

The consolidated budget for fiscal year 2004 totaled $23.782 billion. Of this amount, $13.577 billion was assigned to the central government. This includes General Fund total resources and appropriations of $8.295 billion, which represents an increase of $452 million, or 5.8%, over budgeted amounts for fiscal year 2003. These total resources include $7.925 billion of total revenues and $370 million of other sources.

In the fiscal year 2004 budget, revenues and other resources of all budgetary funds totaled $12.689 billion, excluding balances from the previous fiscal year and general obligation bonds authorized. The net increase in General Fund revenues in the fiscal year 2004 budget, as compared to fiscal year 2003, was accounted mainly by increases in corporate income taxes (up $49 million), personal income taxes (up $48 million), excise taxes on motor vehicles and accessories (up $44 million), income taxes withheld from non-residents (up $43 million), federal excise taxes on offshore shipments (up $20 million), excise taxes on alcoholic beverages (up $14 million), and excise taxes on cigarettes (up $10 million), and decreases in customs duties (down $6 million) and tollgate taxes (down $23 million).

Current expenses and capital improvements of all budgetary funds for fiscal year 2004 totaled $13.176 billion, an increase of $754.4 million from fiscal year 2003. The major changes in General Fund budgeted expenditures by program in fiscal year 2004 were increases in health (up $127.4 million), education (up $107.2 million), debt service on the Commonwealth's general obligation and guaranteed debt (up $10.6 million), general government (up $63.3 million), other debt service consisting primarily of Commonwealth appropriation debt (up $63.2 million), special pension contributions (up $56.6 million), contributions to municipalities (up $7.8 million), transportation and communications (up $7.6 million), public safety and protection (up $7.5 million), welfare (up $2.9 million), and housing (up $2.2 million), and a decrease in economic development (down $3.9 million).

Preliminary General Fund net revenues for fiscal year 2004 were $7.985 billion, exceeding the original General Fund budget by $60.4 million. General Fund expenditures for fiscal year 2004 are estimated at $8.593 billion, exceeding the original General Fund budget by $298 million. The higher expenditures occurred in the areas of education, public safety and protection and health. The government expects to cover such shortfalls with expected reimbursements of certain federal funds relating to education, funds previously encumbered but not expended and by transferring funds from the Budgetary Fund.

The general obligation bond authorization for the fiscal year 2004 budget was $540 million.

Fiscal Year 2005

The consolidated budget for fiscal year 2005 totals $24.652 billion. Of this amount, $13.908 billion is assigned to the central government. This amount includes General Fund total resources and appropriations of $8.859 billion, which represents an increase of $564 million, or 6.8%, over budgeted amounts for fiscal year 2004. These total resources include $8.309 billion of total revenues and $550 million of additional resources relating to a loan to be obtained from GDB secured by tax receivables. The budget for fiscal year 2005 was approved on July 1, 2004.

The net increase in General Fund revenues in the fiscal year 2005 budget, as compared to the fiscal year 2004 budgeted revenues, are accounted mainly by corporation income taxes (up $109 million), general 5% excise taxes (up $55 million), personal income taxes (up $49 million), excise taxes on motor vehicles and accessories (up $17 million), federal excise taxes on off-shore shipments (up $20 million), and customs duties (up $10 million), and decreases in excise taxes on cigarettes (down $9 million) and excise taxes on alcoholic beverages (down $9 million).

Current expenses and capital improvements of all funds for fiscal year 2005 total $13.909 billion, an increase of $732.8 million from fiscal year 2004. The major changes in General Fund expenditures by program in fiscal year 2005 are increases in education (up $283.9 million), public safety and protection (up $162.2 million), special pension contributions (up $52 million), welfare (up $36.2 million), health (up $29.6 million), economic development (up $15.3 million), transportation and communications (up $8.6 million), contributions to municipalities (up $5.7 million), and housing (up $1.7 million), and decreases in other debt service consisting primarily of Commonwealth appropriation debt (down $8.8 million) and general government (down $50.0 million).

The general obligation bond authorization for the approved fiscal year 2005 budget is $550 million.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. In selecting brokers or dealers (including affiliates of FMR), FMR generally considers: the execution price; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the firm; the execution services rendered on a continuing basis; the reasonableness of any compensation paid; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.

For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM.

If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the sub-advisory agreement, and will do so in accordance with the policies described in this section.

Purchases and sales of securities on a securities exchange are effected through brokers who receive compensation for their services. Compensation may also be paid in connection with riskless principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system.

Securities may be purchased from underwriters at prices that include underwriting fees.

Futures transactions are executed and cleared through FCMs who receive compensation for their services.

The fund may execute portfolio transactions with brokers or dealers (who are not affiliates of FMR) that provide products and services. These products and services may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The receipt of these products and services has not reduced FMR's normal research activities in providing investment advice to the fund. FMR's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Certain of the products and services FMR receives from brokers or dealers are furnished by brokers or dealers on their own initiative, either in connection with a particular transaction or as part of their overall services. In addition, FMR may request a broker or dealer to provide a specific proprietary or third-party product or service. While FMR takes into account the products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FMR nor the fund incurs an obligation to the broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a certain amount of compensation or otherwise.

Brokers or dealers that execute transactions for the fund may receive compensation that is in excess of the amount of compensation that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher compensation, FMR will make a good faith determination that the compensation is reasonable in relation to the value of the products and services provided viewed in terms of the particular transaction for the fund or FMR's overall responsibilities to the fund or other investment companies and investment accounts. Typically, these products and services assist FMR or its affiliates in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund.

FMR may place trades with certain brokers with which it is under common control, including National Financial Services LLC (NFS), provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. FMR does not allocate trades to NFS in exchange for brokerage and research products and services of the type sometimes known as "soft dollars." FMR trades with its affiliated brokers on an execution-only basis.

FMR may allocate brokerage transactions to brokers or dealers (who are not affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the compensation paid by a fund toward the reduction of that fund's expenses.

The Trustees of the fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the compensation paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

For the fiscal periods ended December 31, 2004 and 2003, the fund's portfolio turnover rates were 12% and 15%, respectively.

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions.

For the fiscal years ended December 31, 2004, 2003, and 2002, the fund paid no brokerage commissions.

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During the fiscal year ended December 31, 2004, the fund paid no brokerage commissions to firms for providing research services.

The Trustees of the fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the fund from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the compensation paid by the fund on portfolio transactions is legally permissible and advisable. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to participate, or continue to participate, in the commission recapture program.

Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for the fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by FMR or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable to each fund or investment account. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

The fund's NAV is the value of a single share. The NAV of the fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

Portfolio securities are valued by various methods. If quotations are not available, debt securities are usually valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.

The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

BUYING, SELLING, AND EXCHANGING INFORMATION

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

DISTRIBUTIONS AND TAXES

Dividends. To the extent that the fund's income is designated as federally tax-exempt interest, the dividends declared by the fund are also federally tax-exempt. Short-term capital gains are taxable at ordinary income tax rates, but do not qualify for the dividends-received deduction.

Generally, the fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. Neither FMR nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued and you may need to file an amended income tax return. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.

Interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.

A portion of the gain on municipal bonds purchased at market discount after April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains.

Minnesota Tax Matters. Shareholders of the fund who are individuals, estates or trusts and who are subject to Minnesota personal income tax will not be subject to such tax on distributions with respect to shares of the fund to the extent that 1) such distributions are exempt interest dividends for federal income tax purposes, 2) are attributable to interest on tax-exempt obligations to the State of Minnesota, its political or governmental subdivisions, or any of its municipalities or its governmental agencies or instrumentalities, and 3) the portion of the exempt interest dividends from Minnesota that are paid equals or exceeds 95 percent of all exempt interest dividends paid. In addition, distributions with respect to interest derived from obligations of the United States will not be subject to the Minnesota personal income tax. Any distributions with respect to shares of the fund other than those described in the preceding sentences, including, but not limited to, long or short term capital gains, may be subject to the Minnesota personal income tax. Capital gain distributions paid will be taxed in Minnesota at the same rate as other income. Distributions derived from private activity bonds included in federal alternative minimum taxable income and other exempt-interest dividends may generate Minnesota alternative minimum tax. Generally, the fund's distributions to a corporation will be subject to the Minnesota income tax with respect to such distributions. Pursuant to Minnesota legislation enacted in 1995, exempt-interest dividends that would otherwise be exempt from Minnesota personal income tax in the case of individuals, estates, and trusts may become subject to such tax if the exemption of such income were judicially determined to discriminate against interstate commerce.

Capital Gain Distributions. The fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

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Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 233 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of Spartan® Minnesota Municipal Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
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Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

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Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Municipal Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 1997

Vice President of Spartan Minnesota Municipal Income. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (44)

Year of Election or Appointment: 2002

Vice President of Spartan Minnesota Municipal Income. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Christine J. Thompson (46)
Year of Election or Appointment: 1998 Vice President of Spartan Minnesota Municipal Income. Ms. Thompson is also Vice President of other funds advised by FMR.
Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Spartan Minnesota Municipal Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Vice President and Secretary of FDC; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Spartan Minnesota Municipal Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Spartan Minnesota Municipal Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Spartan Minnesota Municipal Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Spartan Minnesota Municipal Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Spartan Minnesota Municipal Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Spartan Minnesota Municipal Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1986 Assistant Treasurer of Spartan Minnesota Municipal Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
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Peter L. Lydecker (50)

Year of Election or Appointment: 2004

Assistant Treasurer of Spartan Minnesota Municipal Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

Year of Election or Appointment: 2002

Assistant Treasurer of Spartan Minnesota Municipal Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

Year of Election or Appointment 2004

Assistant Treasurer of Spartan Minnesota Municipal Income. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

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Standing Committees of the Fund's Trustees. The Board of Trustees has established various committees to facilitate the timely and efficient consideration of all matters of importance to non-interested Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has 10 standing committees.

The Operations Committee is composed of all of the non-interested Trustees, with Mr. Mann currently serving as Chair. The committee normally meets monthly (except August), or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the non-interested Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the Fidelity funds and FMR and its affiliates, and annually reviews and makes recommendations regarding transfer agent and other service agreements, insurance coverage, and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders, significant litigation, and the voting of proxies of portfolio companies. The committee also has oversight of compliance issues not specifically in the scope of the charters of the Audit Committee or Fund Oversight Committees and considers other operating matters not specifically within the scope of oversight of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended December 31, 2004, the committee held 12 meetings.

The Fair Value Oversight Committee is composed of all of the non-interested Trustees, with Mr. Mann serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair, in conjunction with meetings of the Board of Trustees. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and their classification as liquid or illiquid and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee provides oversight regarding the investment policies relating to, and Fidelity funds' investment in, non-traditional securities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended December 31, 2004, the committee held four meetings.

As of December 31, 2004, after giving effect to the retirement of certain former Trustees effective that day, the Board of Trustees had established three Fund Oversight Committees: the Equity Committee (composed of Messrs. Lautenbach (Chair) and Stavropoulos), the Fixed-Income and International Committee (composed of Ms. Knowles), and the Select and Special Committee (composed of Messrs. McCoy (Chair), Gates, and Heilmeier). Each committee normally meets monthly (except August) or more frequently as called by the Chair of the respective committee. Each committee oversees investment advisory services provided by FMR to the relevant funds and develops an understanding of and monitors the investment objectives, policies, and practices of the relevant Fidelity funds. Each committee also monitors investment performance, compliance by each relevant Fidelity fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters and the personnel and other resources devoted to the management of each fund. The Fixed-Income and International Committee also receives reports required under Rule 2a-7 of the 1940 Act and has oversight of research bearing on credit quality, investment structures and other fixed-income issues, and of international research. The Select and Special Committee has oversight of FMR's equity investment research. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The non-interested Trustees of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the non-interested Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. During the fiscal year ended December 31, 2004, the Equity Committee held 12 meetings, the Fixed-Income and International Committee held 11 meetings, and the Select and Special Committee held 11 meetings.

The Board of Trustees established in December 2003 two Fund Contract Committees: the Equity Contract Committee (composed of Messrs. Lautenbach (Chair) and McCoy as of December 31, 2004) and the Fixed-Income Contract Committee (composed of Ms. Knowles as of December 31, 2004). Each committee ordinarily meets monthly during the first six months of each year and more frequently as necessary to consider matters related to the renewal of fund investment advisory agreements. The committees will assist the Board of Trustees in its consideration of investment advisory agreements of each fund. Each committee receives information on and makes recommendations concerning the approval of investment advisory agreements between the Fidelity funds and FMR and its affiliates and any non-FMR affiliate that serves as a sub-adviser to a Fidelity fund (collectively, investment advisers) and the annual review of these contracts. The Fixed-Income Contract Committee will be responsible for investment advisory agreements of the fixed-income funds. The Equity Contract Committee will be responsible for the investment advisory agreements of all other funds. With respect to each fund under its purview, each committee: requests and receives information on the nature, levels, and quality of services provided to the shareholders of the Fidelity funds by the investment advisers and their respective affiliates, fund performance, and such other information as the committee determines to be reasonably necessary to evaluate the terms of the investment advisory agreements; considers the profitability and other benefits that the investment advisers and their respective affiliates derive from their contractual arrangements with each of the funds (including tangible and intangible "fall-out benefits"); considers methodologies for determining the extent to which the funds benefit from economies of scale and refinements to these methodologies; considers such other matters and information as may be necessary and appropriate to evaluate investment advisory agreements of the funds; and makes recommendations to the Board concerning the approval or renewal of investment advisory agreements. Each committee will consult with the other committees of the Board of Trustees, and in particular with the Audit Committee and the applicable Fund Oversight Committees, in carrying out its responsibilities. Each committee's responsibilities are guided by Sections 15(c) and 36(b) of the 1940 Act. While each committee consists solely of non-interested Trustees, its meetings may, depending upon the subject matter, be attended by one or more senior members of FMR's management or representatives of a sub-adviser not affiliated with FMR. During the fiscal year ended December 31, 2004, the Equity Contract Committee held four meetings and the Fixed-Income Contract Committee held two meetings.

As of December 31, 2004, the Shareholder Services, Brokerage and Distribution Committee was composed of Messrs. Heilmeier, Lautenbach, and Stavropoulos. The committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the Fidelity funds' transfer agency fees, custody fees, and direct fees to investors (other than sales loads), such as small account and exchange fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the Fidelity funds by FMR and its affiliates, including pricing and bookkeeping services and fees. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the Fidelity funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution and commissions paid to firms supplying research and brokerage services or paying fund expenses. The committee also monitors brokerage and other similar relationships between the Fidelity funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the Fidelity funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finders' fees. The committee also oversees and receives reports on the preparation and use of advertisements and sales literature for the Fidelity funds. During the fiscal year ended December 31, 2004, the Shareholder Services, Brokerage and Distribution Committee held 12 meetings.

As of December 31, 2004, the Audit Committee was composed of Ms. Knowles (Chair) and Messrs. Gates and McCoy. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair. The committee meets separately at least four times a year with the Fidelity funds' Treasurer, with personnel responsible for the internal audit function of FMR Corp., and with the Fidelity funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the Fidelity funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the Fidelity funds and the funds' service providers, (ii) the financial reporting processes of the Fidelity funds, (iii) the independence, objectivity and qualification of the auditors to the Fidelity funds, (iv) the annual audits of the Fidelity funds' financial statements, and (v) the accounting policies and disclosures of the Fidelity funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any Fidelity fund, and (ii) the provision by any outside auditor of certain non-audit services to Fidelity fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the Fidelity funds. It is responsible for approving all audit engagement fees and terms for the Fidelity funds, resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the Fidelity funds and any service providers consistent with Independent Standards Board Standard No. 1. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the Fidelity funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Fidelity funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the Fidelity funds' or service providers internal controls over financial reporting. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the Fidelity funds' financial reporting process, will discuss with FMR, the Fidelity funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR Corp. their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the Fidelity funds, and will review with FMR, the Fidelity funds' Treasurer, outside auditor, and internal auditor personnel of FMR Corp. (to the extent relevant) the results of audits of the Fidelity funds' financial statements. The committee will review periodically the Fidelity funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. The committee also plays an oversight role in respect of each Fidelity fund's compliance with its name test and investment restrictions, the code of ethics relating to personal securities transactions, the code of ethics applicable to certain senior officers of the Fidelity funds, and anti-money laundering requirements. During the fiscal year ended December 31, 2004, the committee held 37 meetings.

The Governance and Nominating Committee was composed, as of December 31, 2004, of Messrs. Mann (Chair) and Gates, each of whom is not an "interested person" (as defined in the 1940 Act). The committee has two charters: one addressing fund governance and Board administrative matters and one addressing the nomination for the appointment or election of non-interested Trustees. The committee meets as called by the Chair. The committee also recommends the establishment of committees (including ad hoc and standing committees). The committee is also responsible for other fund governance and board administration matters. With respect to fund governance and board administration matters, the committee periodically reviews procedures and policies of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of non-interested Trustees. It acts as the administrative committee under the retirement plan for non-interested Trustees who retired prior to December 30, 1996 and under the fee deferral plan for non-interested Trustees. It reviews the performance of legal counsel employed by the Fidelity funds and the non-interested Trustees. On behalf of the non-interested Trustees, the committee will make such findings and determinations as to the independence of counsel for the non-interested Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to non-interested Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the non-interested Trustees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with non-interested Trustees at least once a year to discuss the Statement of Policies and other matters relating to fund governance. The committee also oversees the annual self-evaluation of the non-interested Trustees. The committee makes nominations for the election or appointment of non-interested Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee will have sole authority to retain and terminate any search firm used to identify non-interested Trustee candidates, including sole authority to approve such firm's fees and other retention terms. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a non-interested Trustee of the Fidelity funds, should be submitted to the Chair of the committee at the address maintained for communications with non-interested Trustees. If the committee retains a search firm, the Chair will forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting non-interested Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an "interested person" of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend 11 meetings per year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective non-interested Trustee in light of the Fidelity funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as a non-interested Trustee. During the fiscal year ended December 31, 2004, the committee held 14 meetings.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2004.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	Edward C. Johnson 3d	Abigail P. Johnson	Laura B. Cronin	Robert L. Reynolds
Spartan Minnesota Municipal Income	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
Non-Interested Trustees
DOLLAR RANGE OF FUND SHARES	Dennis J. Dirks	Robert M. Gates	George H. Heilmeier	Marie L. Knowles	Ned C. Lautenbach
Spartan Minnesota Municipal Income	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Marvin L. Mann	William O. McCoy	Cornelia M. Small	William S. Stavropoulos	Kenneth L. Wolfe
Spartan Minnesota Municipal Income	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	$10,001 - $50,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended December 31, 2004.

Compensation Table[1]
AGGREGATE COMPENSATION FROM A FUND	J. Michael Cook[2]	Ralph F. Cox[2]	Phyllis Burke Davis[3]	Dennis J. Dirks[4]	Robert M. Gates	George H. Heilmeier	Donald J. Kirk[2]
Spartan Minnesota Municipal Income	$ 131	$ 139	$ 2	$ 68	$ 136	$ 133	$ 140
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 347,750	$ 369,250	$ 4,500	$ 183,000	$ 362,250	$ 353,250	$ 369,750
AGGREGATE COMPENSATION FROM A FUND	Marie L. Knowles	Ned C. Lautenbach	Marvin L. Mann	William O. McCoy	Cornelia M. Small[5]	William S. Stavropoulos	Kenneth L. Wolfe[6]
Spartan Minnesota Municipal Income	$ 142	$ 122	$ 183	$ 130	$ 126	$ 119	$ 36
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 377,250	$ 323,750	$ 484,250	$ 385,750B	$ 335,750	$ 316,750	$ 97,250

1 Edward C. Johnson 3d, Abigail P. Johnson, Laura B. Cronin, Peter S. Lynch, and Robert L. Reynolds are interested persons and are compensated by FMR.

2 Mr. Cook, Mr. Cox, and Mr. Kirk served on the Board of Trustees through December 31, 2004.


3 Ms. Davis served on the Board of Trustees through December 31, 2003. Ms. Davis received compensation in January 2004 for her services at meetings attended in December 2003.

4 During the period from July 1, 2004 through December 31, 2004, Mr. Dirks served as a Member of the Advisory Board. Effective January 1, 2005, Mr. Dirks serves as a Member of the Board of Trustees.


5 During the period from January 1, 2004 through December 31, 2004, Ms. Small served as a Member of the Advisory Board. Effective January 1, 2005, Ms. Small serves as a Member of the Board of Trustees.

6 During the period from October 1, 2004 through December 31, 2004, Mr. Wolfe served as a Member of the Advisory Board. Effective January 1, 2005, Mr. Wolfe serves as a Member of the Board of Trustees.

A Information is for the calendar year ended December 31, 2004 for 303 funds of 58 trusts in the fund complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2004, the Trustees accrued required deferred compensation from the funds as follows: J. Michael Cook, $132,875; Ralph F. Cox, $132,875; Robert M. Gates, $132,875; George H. Heilmeier, $132,875; Donald J. Kirk, $132,875; Marie L. Knowles, $144,125; Ned C. Lautenbach, $132,875; Marvin L. Mann, $177,875; William O. McCoy, $132,875; and William S. Stavropoulos, $132,875. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: J. Michael Cook, $42,086.25; Ralph F. Cox, $42,086.25; Ned C. Lautenbach, $51,358.45; and William O. McCoy, $91,858.45.

B Compensation figures include cash and may include amounts deferred at Mr. McCoy's election under a deferred compensation plan adopted by the other open-end registered investment companies in the fund complex (Other Open-End Funds). Pursuant to the deferred compensation plan, Mr. McCoy, as a non-interested Trustee, may elect to defer receipt of all or a portion of his annual fees. Amounts deferred under the deferred compensation plan are credited to an account established for Mr. McCoy on the books of the Other Open-End Funds. Interest is accrued on amounts deferred under the deferred compensation plan. For the calendar year ended December 31, 2004, Mr. McCoy voluntarily elected to defer $40,500.


Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the non-interested Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any non-interested Trustee or to pay any particular level of compensation to the non-interested Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.


As of December 31, 2004, the Trustees, Members of the Advisory Board, and officers of the fund owned, in the aggregate, less than 1% of the fund's total outstanding shares.




CONTROL OF INVESTMENT ADVISERS

FMR Corp., organized in 1972, is the ultimate parent company of FMR and Fidelity Investments Money Management, Inc. (FIMM). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the primary business activities of FMR Corp. and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

Fidelity International Limited (FIL), a Bermuda company formed in 1968, is the ultimate parent company of Fidelity International Investment Advisors (FIIA) and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. At present, the primary business activities of FIL and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

FMR, FIMM, FIIA, FIIA(U.K.)L (the Investment Advisers), Fidelity Distributors Corporation (FDC), and the fund have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the fund, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fee. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.3700%	$ 1 billion	.3700%
3	-		6.3400	50.2188
6	-		9.3100	100.1869
9	-		12.2800	150.1736
12	-		15.2500	200.1652
15	-		18.2200	250.1587
18	-		21.2000	300.1536
21	-		24.1900	350.1494
24	-		30.1800	400.1459
30	-		36.1750	450.1427
36	-		42.1700	500.1399
42	-		48.1650	550.1372
48	-		66.1600	600.1349
66	-		84.1550	650.1328
84	-		120.1500	700.1309
120	-		156.1450	750.1291
156	-		192.1400	800.1275
192	-		228.1350	850.1260
228	-		264.1300	900.1246
264	-		300.1275	950.1233
300	-		336.1250	1,000.1220
336	-		372.1225	1,050.1209
372	-		408.1200	1,100.1197
408	-		444.1175	1,150.1187
444	-		480.1150	1,200.1177
480	-		516.1125	1,250.1167
516	-		587.1100	1,300.1158
587	-		646.1080	1,350.1149
646	-		711.1060	1,400.1141
711	-		782.1040
782	-		860.1020
860	-		946.1000
946	-		1,041.0980
1,041	-		1,145.0960
1,145	-		1,260.0940
Over			1,260.0920

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $917 billion of group net assets - the approximate level for December 2004 - was 0.1241%, which is the weighted average of the respective fee rates for each level of group net assets up to $917 billion.

The fund's individual fund fee rate is 0.25%. Based on the average group net assets of the funds advised by FMR for December 2004, the fund's annual management fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
Spartan MN Municipal Income	0.1241%	+	0.2500%	=	0.3741%

One-twelfth of the management fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

For the fiscal years ended December 31, 2004, 2003, and 2002, the fund paid FMR management fees of $1,305,462, $1,305,639, and $1,276,153, respectively.

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FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase the fund's returns and yield, and repayment of the reimbursement by the fund will lower its returns and yield.

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Sub-Adviser - FIMM. On behalf of the fund, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has day-to-day responsibility for choosing investments for the fund.

Under the terms of the sub-advisory agreement, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with the fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

On behalf of the fund, for the fiscal years ended December 31, 2004, 2003, and 2002, FMR paid FIMM fees of $652,741, $652,739, and $638,118, respectively.

Sub-Advisers - FIIA and FIIA(U.K.)L. On behalf of the fund, FIMM has entered into a master international fixed-income research agreement with FIIA. On behalf of the fund, FIIA, in turn, has entered into a fixed-income sub-research agreement with FIIA(U.K.)L. Pursuant to the fixed-income research agreements, FIMM may receive investment advice and research services concerning issuers and countries outside the United States. In particular, FIIA and FIIA(U.K.)L will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

Under the terms of the master international fixed-income research agreement, FIMM pays FIIA an amount based on the fund's net assets relative to the assets of other registered investment companies with which FMR or FIMM has management contracts. Under the terms of the fixed-income sub-research agreement, FIIA pays FIIA(U.K.)L an amount equal to the administrative costs incurred in providing investment advice and research services for a fund.

For the past two fiscal years, no fees were paid to FIIA and FIIA(U.K.)L on behalf of the fund for providing investment advice and research services pursuant to the fixed-income research agreements.

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BOARD APPROVAL OF THE EXISTING INVESTMENT ADVISORY CONTRACTS

Matters Considered by the Board. The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees is scheduled to meet 11 times a year. The Board of Trustees, including the non-interested Trustees, believes that matters bearing on the fund's advisory contracts are considered at most, if not all, of its meetings. While the full Board of Trustees or the non-interested Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees. The non-interested Trustees meet frequently in executive session and are advised by independent legal counsel selected by the non-interested Trustees.

Information Received by the Board of Trustees. In connection with their meetings, the Board of Trustees, including the non-interested Trustees, received materials specifically relating to the existing management contract and sub-advisory agreements (the Investment Advisory Contracts). These materials included (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, and (iii) the economic outlook and the general investment outlook in the markets in which the fund invests. The Board of Trustees, including the non-interested Trustees, also considers periodically other material facts such as (1) the Investment Advisers' results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with the Investment Advisers, the use of "soft" commission dollars to pay for research and brokerage services, and the use of brokerage commissions to pay fund expenses, (5) the Investment Advisers' management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions, and (7) the nature, cost and character of non-investment management services provided by the Investment Advisers and their affiliates.

Additional information was furnished by the Investment Advisers including, among other items, information on and analysis of (a) the overall organization of the Investment Advisers, (b) investment performance, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of the Investment Advisers, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including the fund's shareholders.

In considering the Investment Advisory Contracts, the Board of Trustees, including the non-interested Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees, including the non-interested Trustees, in connection with its approval of the Investment Advisory Contracts include the following:

Benefits to Shareholders. The Board of Trustees, including the non-interested Trustees, considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.

Investment Compliance and Performance. The Board of Trustees, including the non-interested Trustees, considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. It also reviewed the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

The Investment Advisers' Personnel and Methods. The Board of Trustees, including the non-interested Trustees, reviews at least annually the background of the fund's portfolio manager and the fund's investment objective and discipline. The non-interested Trustees have also had discussions with senior management of the Investment Advisers responsible for investment operations and the senior management of Fidelity's bond group. Among other things they considered the size, education and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

Nature and Quality of Other Services. The Board of Trustees, including the non-interested Trustees, considered the nature, quality, cost and extent of administrative and shareholder services performed by the Investment Advisers and affiliated companies, under the existing Investment Advisory Contracts and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees, including the non-interested Trustees, has also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians.

Expenses. The Board of Trustees, including the non-interested Trustees, considered the fund's expense ratio, and expense ratios of a peer group of funds. It also considered the amount and nature of fees paid by shareholders.

Profitability. The Board of Trustees, including the non-interested Trustees, considered the level of the Investment Advisers' profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of the Investment Advisers' methodology in allocating their costs to the management of the fund. The Board of Trustees, including the non-interested Trustees, has concluded that the cost allocation methodology employed by the Investment Advisers has a reasonable basis and is appropriate in light of all of the circumstances. It considered the profits realized by the Investment Advisers in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. It also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees, including the non-interested Trustees, also considered the Investment Advisers' profit margins in comparison with available industry data.

Economies of Scale. The Board of Trustees, including the non-interested Trustees, considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees, including the non-interested Trustees, has concluded that any potential economies of scale are being shared between fund shareholders and the Investment Advisers in an appropriate manner.

Other Benefits to the Investment Advisers. The Board of Trustees, including the non-interested Trustees, also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by the Investment Advisers and their affiliates, including fees for services like transfer agency, fund accounting, and direct shareholder services. It also considered the allocation of fund brokerage to brokers affiliated with the Investment Advisers, the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds, and benefits to the Investment Advisers from the use of "soft" commission dollars to pay for research and brokerage services. The Board of Trustees, including the non-interested Trustees, also considered the revenues and profitability of the Investment Advisers' businesses other than their mutual fund business, including the Investment Advisers' retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees, including the non-interested Trustees, considered the intangible benefits that accrue to the Investment Advisers and their affiliates by virtue of their relationship with the fund.

Conclusion. Based on its evaluation of all material factors and assisted by the advice of independent counsel, the Board of Trustees, including the non-interested Trustees, concluded that the existing advisory fee structures are fair and reasonable, and that the existing Investment Advisory Contracts should be approved.

PROXY VOTING GUIDELINES

The following Proxy Voting Guidelines were established by the Board of Trustees of the funds, after consultation with Fidelity. (The guidelines are reviewed periodically by Fidelity and by the non-interested Trustees of the Fidelity funds, and, accordingly, are subject to change.)

I. General Principles

A. Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals. In general, FMR will oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

B. Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.

C. Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Operations Committee or its designee.

II. Portfolio shares should generally be voted against anti-takeover proposals, including:

A. Fair Price Amendments, except those that consider only a two year price history and are not accompanied by other anti-takeover measures.

B. Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer's Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

C. Authorization of "Blank Check" Preferred Stock.

D. Golden Parachutes:

1. Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

2. Compensation contracts for outside directors.

3. Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.

4. Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.

E. Supermajority Provisions.

F. Poison Pills:

1. Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.

2. FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.

3. FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company's Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

4. Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

5. If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company's Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

G. Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).

H. Transfer of authority from shareholders to directors.

I. Reincorporation in another state (when accompanied by anti-takeover provisions).

III. Stock Option Plans

A. Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:

1. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

2. The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

3. The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan, (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.

4. The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan's terms.

5. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:

a. They are granted by a compensation committee composed entirely of independent directors.

b. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

6. The plan's terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms, or board resolution, are met:

a. The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

b. The repricing is rarely used and then only to maintain option value due to extreme circumstances beyond management's control; and

c. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

7. Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company's executive officers, that no shares are currently available for such options under the company's existing plans, and that such options need to be granted before the company's next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders' meeting.

8. For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000®; the small capitalization company category generally includes all companies outside the Russell 1000.

B. FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

C. Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:

1. Whether the repricing proposal excludes senior management and directors;

2. Whether the options proposed to be repriced exceeded FMR's dilution thresholds when initially granted;

3. Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;

4. The company's relative performance compared to other companies within the relevant industry or industries;

5. Economic and other conditions affecting the relevant industry or industries in which the company competes and;

6. Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

IV. Restricted Stock Awards ("RSA") should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:

A. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

B. The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.

C. The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan's terms.

D. The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.

E. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:

1. They are granted by a compensation committee composed entirely of independent directors.

2. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

F. For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

G. Proposals to grant restricted stock in exchange for options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to grant restricted stock awards in exchange for options based upon whether the proposed exchange is consistent with the interests of shareholders, taking into account such factors as:

1. Whether the restricted stock award exchange proposal excludes senior management and directors;

2. Whether the options proposed to be exchanged exceeded FMR's dilution thresholds when initially granted;

3. Whether the restricted stock award exchange proposal is value neutral to shareholders based upon an acceptable stock award pricing model;

4. The company's relative performance compared to other companies within the relevant industry or industries;

5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

6. Any other facts or circumstances relevant to determining whether a restricted stock award exchange proposal is consistent with the interests of shareholders.

V. Other Stock-Related Plans should be evaluated on a case-by-case basis:

A. Omnibus Stock Plans - vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus. In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and IV will be measured against the total number of shares under all components of such plan.

B. Employee Stock Purchase Plans - vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

C. Stock Awards (other than stock options and RSAs) - generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

VI. Unusual Increases in Common Stock:

A. An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.

B. Measured as follows: requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority). (If the result is greater than 3, Portfolio shares should be voted against.)

VII. Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.

VIII. With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.

IX. Greenmail - Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.

X. Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.

A. Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

XI. Portfolio shares should be voted in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Portfolio shares should be voted in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

XIII. Employee Stock Ownership Plans ("ESOPs") should be evaluated on a case-by-case basis. Portfolio shares should usually be voted for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

XIV. Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.

XV. Avoidance of Potential Conflicts of Interest

Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies' relationship, business or otherwise, with that portfolio company.

FMR applies the following policies and follows the procedures set forth below:

A. FMR has placed responsibility for the Funds' proxy voting in the FMR Legal Department.

B. The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds' Board of Trustees.

C. The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp is authorized to take a final decision.

D. When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund's registration statement, FMR will use pass through voting or echo voting procedures.

XVI. Executive Compensation

FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

XVII. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the appointment of an independent chairperson. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, appointment of an independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

XVIII. Auditors

A. Portfolio shares should generally be voted against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the selection of the company's auditor.

B. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. Portfolio shares should also generally be voted against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

XIX. Incorporation or Reincorporation in Another State or Country

Portfolio shares should generally be voted against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and voted in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

The fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved a Distribution and Service Plan on behalf of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows the fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. In addition, the Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Spartan Minnesota Municipal Income shares.

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.

FDC may compensate intermediaries that satisfy certain criteria established from time to time by FDC relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares, or other factors.

TRANSFER AND SERVICE AGENT AGREEMENTS

The fund has entered into a transfer agent agreement with Citibank, N.A. (Citibank), which is located at 111 Wall Street, New York, New York. Under the terms of the agreement, Citibank provides transfer agency, dividend disbursing, and shareholder services for the fund. Citibank in turn has entered into a sub-transfer agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the sub-agreement, FSC performs all processing activities associated with providing these services for the fund and receives all related transfer agency fees paid to Citibank.

For providing transfer agency services, FSC receives a position fee and an asset-based fee each paid monthly with respect to each position in the fund. For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. The position fees are subject to increase based on postage rate changes.

FSC also collects fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research.

In addition, Citibank receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in each Fidelity Freedom Fund and Fidelity Four-in-One Index Fund, funds of funds managed by an FMR affiliate, according to the percentage of the QTP's, Freedom Fund's, or Fidelity Four-in-One Index Fund's assets that is invested in the fund, subject to certain limitations in the case of Fidelity Four-in-One Index Fund.

FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

The fund has also entered into a service agent agreement with Citibank. Under the terms of the agreement, Citibank provides pricing and bookkeeping services for the fund. Citibank in turn has entered into a sub-service agent agreement with FSC. Under the terms of the sub-agreement, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for the fund and maintaining the fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to Citibank.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the fund are 0.0250% of the first $500 million of average net assets, 0.0150% of average net assets between $500 million and $3.5 billion, 0.0040% of average net assets between $3.5 billion and $25 billion, and 0.00180% of average net assets in excess of $25 billion. The fee is limited to a minimum of $30,000 per year.

For the fiscal years ended December 31, 2004, 2003, and 2002, the fund paid FSC pricing and bookkeeping fees, including reimbursement for related out-of-pocket expenses, of $88,986, $110,114, and $105,423, respectively.

DESCRIPTION OF THE TRUST

Trust Organization. Spartan Minnesota Municipal Income Fund is a fund of Fidelity Municipal Trust, an open-end management investment company created under an initial declaration of trust dated June 22, 1984. Currently, there are six funds offered in the trust: Spartan Michigan Municipal Income Fund, Spartan Minnesota Municipal Income Fund, Spartan Municipal Income Fund, Spartan Ohio Municipal Income Fund, Spartan Pennsylvania Municipal Income Fund, and Spartan Short-Intermediate Municipal Income Fund. The Trustees are permitted to create additional funds in the trust and to create additional classes of the fund.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

Voting Rights. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodian. Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, independent registered public accounting firm, examines financial statements for the fund and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal year ended December 31, 2004, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference.

FUND HOLDINGS INFORMATION

The fund views material non-public holdings information as sensitive and limits the dissemination of such information to circumstances in which the recipient has a duty of confidentiality or in accordance with Board of Trustees-approved guidelines, as described below.

1. The fund will provide a full list of its holdings as of the end of the fund's fiscal quarter on www.fidelity.com (Research) 60 days after its fiscal quarter-end.

2. The fund will provide material non-public holdings information to third-parties that, i) calculate information derived from holdings either for use by FMR or by firms that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), and ii) enter into agreements that specify that, (a) holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, (c) the firms certify their information security policies and procedures, and (d) the firms limit the nature and type of information that may be disclosed to third-parties.

3. Except as discussed below, the fund may provide to ratings and rankings organizations the same information at the same time it is filed with the SEC or one day after the information is provided on Fidelity's web site.

The information referenced in (1) above, will be available on the web site until updated for the next applicable period.

The entities that may receive the information described in (2) above are: Factset (full holdings daily, on the next day); iMoneynet (aggregate holdings weekly, one day after the end of the week); Kynex (full holdings weekly, one day after the end of the week); Vestek (full holdings, as of the end of the calendar quarter, 15 days after the calendar quarter-end); S&P (full holdings weekly, six days after the end of the week); Moody's Investor Services (full holdings weekly, six days after the end of the week); and Wall Street Concepts (REMIC securities quarterly, 15 days after calendar quarter-end).

In addition, material non-public holdings information may be provided as part of the normal investment activities of the fund to the following entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed: auditors; the custodians; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or the non-interested trustees; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation.

The fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the fund.

As authorized by the Board of Trustees, FMR's Disclosure Policy Committee, has established and administers guidelines found by the Board to be in the best interests of shareholders concerning the dissemination of fund holdings information, and resolution of conflicts of interest in connection with such disclosure, if any. The Disclosure Policy Committee reviews and decides on each information request and, if granted, how and by whom that information will be disseminated. The Disclosure Policy Committee is comprised of the fund's Treasurer and Deputy Treasurers and the executive officers of FMR. It reports to the Board of Trustees periodically. Any modifications to the guidelines require prior Board approval.

FMR, any affiliates, and the fund will not enter into any arrangements with third-parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, FMR desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the fund's SAI.

There is no assurance that the fund's policies on holdings information will protect the fund from the potential misuse of holdings by individuals or firms in possession of that information.

APPENDIX

On July 19, 2004, a class action complaint entitled Gilliam, et al. v. Fidelity Management & Research Co., FMR Co., Inc., FMR Corp., Fidelity Distributors Corp., et al. was filed in the U.S. District Court for the District of Massachusetts alleging, among other things, that the defendants failed to disclose revenue sharing and fund portfolio brokerage practices adequately in the prospectuses of certain Fidelity funds. The complaint, which names over 200 Fidelity funds as nominal defendants, seeks unspecified damages. Four additional lawsuits making similar allegations have been filed, and other similar cases may be filed in the future. Any recovery of damages would revert to the funds. Fidelity believes these allegations are without merit and intends to defend them vigorously.

Spartan, Fidelity Investments & (Pyramid) Design, Fidelity, and Magellan are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Spartan®

Municipal

Funds

Spartan Municipal Income Fund

(fund number 037, trading symbol FHIGX)

Spartan Intermediate Municipal Income Fund

(fund number 036, trading symbol FLTMX)

Prospectus

February 27, 2005

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

Spartan® Municipal Income Fund seeks to provide a high current yield exempt from federal income tax.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing at least 80% of assets in investment-grade municipal securities whose interest is exempt from federal income tax.
  Managing the fund to have similar overall interest rate risk to an index, which as of December 31, 2004, was the Lehman Brothers® 3 Plus Year Municipal Bond Index.
  Allocating assets across different market sectors and maturities.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer to select investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Investment Objective

Spartan Intermediate Municipal Income Fund seeks as high a level of current income, exempt from federal income tax, as is consistent with the preservation of capital.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing at least 80% of assets in investment-grade municipal securities whose interest is exempt from federal income tax.
  Managing the fund to have similar overall interest rate risk to an index, which as of December 31, 2004, was the Lehman Brothers 1-17 Year Municipal Bond Index.

Prospectus

Fund Summary - continued

  Normally maintaining a dollar-weighted average maturity between three and 10 years.
  Allocating assets across different market sectors and maturities.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer to select investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Performance

The following information is intended to help you understand the risks of investing in each fund. The information illustrates the changes in each fund's performance from year to year and compares each fund's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Each fund also compares its performance to the performance of an additional index over various periods of time. Returns (before and after taxes) are based on past results and are not an indication of future performance.

Prospectus

Year-by-Year Returns

Spartan Municipal Income
Calendar Years	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
	16.18%	4.94%	9.23%	6.04%	-2.48%	12.30%	5.00%	10.48%	5.80%	4.73%



During the periods shown in the chart for Spartan Municipal Income:	Returns	Quarter ended
Highest Quarter Return	 6.68%	March 31, 1995
Lowest Quarter Return	 -2.92%	June 30, 2004
Spartan Intermediate Municipal Income
Calendar Years	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
	14.84%	4.43%	8.23%	5.89%	-1.06%	9.26%	5.48%	9.02%	5.30%	3.74%



During the periods shown in the chart for Spartan Intermediate Municipal Income:	Returns	Quarter ended
Highest Quarter Return	 6.09%	March 31, 1995
Lowest Quarter Return	 -2.15%	June 30, 2004

Prospectus

Fund Summary - continued

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

For the periods ended December 31, 2004	Past 1 year	Past 5 years	Past 10 years
Spartan Municipal Income
Return Before Taxes	 4.73%	 7.62%	 7.11%
Return After Taxes on Distributions	 4.58%	 7.46%	 7.00%
Return After Taxes on Distributions and Sale of Fund Shares	 4.82%	 7.23%	 6.85%
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	 4.48%	 7.20%	 7.06%
Lehman Brothers 3 Plus Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	 4.83%	 7.61%	 7.30%
LipperSM General Municipal Debt Funds Average (reflects no deduction for sales charges or taxes)	 3.70%	 6.27%	 6.06%
Spartan Intermediate Municipal Income
Return Before Taxes	 3.74%	 6.54%	 6.44%
Return After Taxes on Distributions	 3.68%	 6.44%	 6.35%
Return After Taxes on Distributions and Sale of Fund Shares	 3.89%	 6.25%	 6.23%
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	 4.48%	 7.20%	 7.06%
Lehman Brothers 1-17 Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	 3.56%	 6.45%	 6.53%
Lipper Intermediate Municipal Debt Funds Average (reflects no deduction for sales charges or taxes)	 2.59%	 5.75%	 5.68%

If FMR were to reimburse certain expenses, returns would be higher during these periods.

Lehman Brothers Municipal Bond Index is a market value-weighted index of investment-grade fixed-rate tax-exempt municipal bonds with maturities of one year or more.

Lehman Brothers 3 Plus Year Municipal Bond Index is a market value-weighted index of investment-grade fixed-rate municipal bonds with maturities of three years or more.

Lehman Brothers 1-17 Year Municipal Bond Index is a market value-weighted index of investment-grade fixed-rate municipal bonds with maturities between one and 17 years.

Prospectus

Each Lipper Funds Average reflects the performance of mutual funds with similar objectives.

Fee Table

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of a fund. The annual fund operating expenses provided below for Spartan Intermediate Municipal Income do not reflect the effect of any reduction of certain expenses during the period. The annual fund operating expenses provided below for Spartan Municipal Income are based on historical expenses.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 30 days (as a % of amount redeemed)A	0.50%

A A redemption fee may be charged when you sell your shares or if your shares are redeemed because your fund balance falls below the balance minimum for any reason, including solely due to declines in net asset value per share.

Annual operating expenses (paid from fund assets)

Spartan Municipal Income	Management fee 	0.38%
	Distribution and/or Service (12b-1) fees	None
	Other expenses 	0.09%
	Total annual fund operating expenses	0.47%
Spartan Intermediate Municipal Income	Management fee 	0.32%
	Distribution and/or Service (12b-1) fees	None
	Other expenses 	0.11%
	Total annual fund operating expenses	0.43%

Prospectus

Fund Summary - continued

This example helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.

Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Spartan Municipal Income	1 year	$ 48
	3 years	$ 151
	5 years	$ 263
	10 years	$ 591
Spartan Intermediate Municipal Income	1 year	$ 44
	3 years	$ 138
	5 years	$ 241
	10 years	$ 542

Through arrangements with Spartan Intermediate Municipal Income's custodian and transfer agent, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses for Spartan Intermediate Municipal Income would have been 0.42%.

Prospectus

Fund Basics

Investment Details

Investment Objective

Spartan Municipal Income Fund seeks to provide a high current yield exempt from federal income tax.

Principal Investment Strategies

FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal income tax. The municipal securities in which the fund invests are normally investment-grade (those of medium and high quality). Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR uses an index that represents the market for the types of securities in which the fund invests as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of December 31, 2004, FMR was using the Lehman Brothers 3 Plus Year Municipal Bond Index in managing the fund's investments. As of December 31, 2004, the fund's dollar-weighted average maturity was approximately 15.9 years and the index's dollar-weighted average maturity was approximately 14.9 years.

FMR allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector and maturity.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.

In buying and selling securities for the fund, FMR analyzes a security's structural features and current price compared to its estimated long-term value, any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

In addition to the principal investment strategies discussed above, FMR may invest the fund's assets in lower-quality debt securities, and may use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. FMR may invest the fund's assets in municipal debt securities by investing in other funds. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Investment Objective

Spartan Intermediate Municipal Income Fund seeks as high a level of current income, exempt from federal income tax, as is consistent with the preservation of capital.

Principal Investment Strategies

FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal income tax. The municipal securities in which the fund invests are normally investment-grade (those of medium and high quality). Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

Prospectus

Fund Basics - continued

FMR uses an index that represents the market for the types of securities in which the fund invests as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of December 31, 2004, FMR was using the Lehman Brothers 1-17 Year Municipal Bond Index in managing the fund's investments. In addition, the fund normally maintains a dollar-weighted average maturity between three and 10 years. As of December 31, 2004, the fund's dollar-weighted average maturity was approximately 8.6 years and the index's dollar-weighted average maturity was approximately 8.6 years.

FMR allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector or maturity.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.

In buying and selling securities for the fund, FMR analyzes a security's structural features and current price compared to its estimated long-term value, any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

In addition to the principal investment strategies discussed above, FMR may in vest the fund's assets in lower-quality debt securities, and may use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. FMR may invest the fund's assets in municipal debt securities by investing in other funds. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds, and other securities that FMR believes have debt-like characteristics, including hybrids and synthetic securities.

Prospectus

Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

Principal Investment Risks

Many factors affect each fund's performance. A fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. A fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

The following factors can significantly affect a fund's performance:

Municipal Market Volatility. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to these changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service (IRS) determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Prospectus

Fund Basics - continued

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.

Generally, each fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. Neither FMR nor the funds guarantee that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal tax treatment of the structure.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance, and a fund could distribute income subject to federal income tax.

Fundamental Investment Policies

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

Spartan Municipal Income Fund seeks to provide a high current yield exempt from federal income tax. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal income tax.

Spartan Intermediate Municipal Income Fund seeks as high a level of current income, exempt from federal income tax, as is consistent with the preservation of capital. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal income tax.

Valuing Shares

Each fund is open for business each day the New York Stock Exchange (NYSE) is open.

Each fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). Each fund's assets are valued as of this time for the purpose of computing the fund's NAV.

Prospectus

To the extent that each fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

Each fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair value pricing may be used for high yield debt and floating rate loans when available pricing information is stale or is determined for other reasons not to accurately reflect fair value. To the extent a fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. A fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While each fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

You may buy or sell shares of a fund through a Fidelity brokerage account or a Fidelity mutual fund account. If you buy or sell shares of a fund (other than by exchange) through a Fidelity brokerage account, your transactions generally involve your Fidelity brokerage core (a settlement vehicle included as part of your Fidelity brokerage account).

If you do not currently have a Fidelity brokerage account or a Fidelity mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity brokerage account or a Fidelity mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares of the funds through an investment professional. If you buy or sell shares of a fund through an investment professional, the procedures for buying, selling, and exchanging shares of the fund and the account features and policies may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may also apply. For example, you may be charged a transaction fee if you buy or sell shares of a fund through a non-Fidelity broker or other investment professional.

Buying and Selling Information
Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003 Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time)

You should include the following information with any order to buy, sell, or exchange shares:

  Your name;
  Your account number;
  Name of fund whose shares you want to buy or sell; and
  Dollar amount or number of shares you want to buy or sell.

Prospectus

Shareholder Information - continued

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

Minimums
Initial Purchase	$10,000
Subsequent Purchase	$1,000
Through regular investment plans	$500
Balance	$5,000

Investments in shares of Spartan Intermediate Municipal Income through the Fidelity GoalPlanner® program may be subject to lower fund minimums. There is no minimum balance or initial or subsequent purchase minimum for investments through Portfolio Advisory ServicesSM  or a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager. In addition, each fund may waive or lower purchase minimums in other circumstances.

Frequent purchases and sales of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to a fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the fund's NAV. Accordingly, the Board of Trustees has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares. However, there is the risk that the funds' policies and procedures will prove ineffective in whole or in part to detect or prevent frequent trading. A fund may alter its policies at any time without prior notice to shareholders.

There is no minimum holding period and shareholders can sell their shares at any time. Shareholders will ordinarily comply with the funds' policies regarding excessive trading by allowing 90 days to pass after each investment before they sell or exchange from a fund. A fund may take action if shares are held longer than 90 days if the trading is disruptive for other reasons such as unusually large trade size. Each fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, FMR reserves the right to impose restrictions on purchases or exchanges at any time or conditions that are more restrictive on disruptive, excessive, or short-term trading than those that are otherwise stated in this prospectus. In addition to these policies, each fund imposes a redemption fee (short-term trading fee) on redemptions from each fund which is discussed in "Selling Shares."

Excessive trading activity is measured by the number of roundtrip transactions in a shareholder's account. A roundtrip transaction occurs when a shareholder buys and then sells shares of a fund within 30 days. Shareholders are limited to two roundtrip transactions per fund within any rolling 90-day period, subject to an overall limit of four roundtrip transactions across all Fidelity funds over a rolling 12-month period. Transactions of $1,000 or less, systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor will not count toward the roundtrip limits. For employer-sponsored retirement plans, only participant directed exchanges will count toward the roundtrip limits.

Prospectus

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block for an 85-day period. For repeat offenders, FMR may, but does not have the obligation to, impose long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's common control at any time, other than a participant's account held through an employer-sponsored retirement plan. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted a minimum of one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified wrap programs will be monitored by matching the adviser's orders for purchase, exchange, or sale transactions in fund shares to determine if the adviser's orders comply with the fund's frequent trading policies. Additions to and withdrawals from a qualified wrap program by the adviser's client will not be matched with transactions initiated by the adviser. Therefore if the adviser buys shares of a fund and an individual client subsequently sells shares of the same fund within 30 days, the client's transaction is not matched with the adviser's and therefore does not count as a roundtrip. However, client initiated transactions are subject to a fund's policies on frequent trading and individual clients will be subject to restrictions due to their frequent trading in a wrap account. Excessive trading by an adviser will lead to fund blocks and the wrap program will cease to be a qualified wrap program. If the wrap program is blocked from making additional purchases or exchanges purchases of a fund because of excessive trading by the adviser the wrap program will no longer be considered qualified and any transaction whether initiated by the adviser or the client will be matched when counting roundtrips. Commencing no later than March 31, 2005, wrap account client purchases and sale transactions will be monitored under a fund's monitoring policy as though the wrap clients were fund shareholders. A qualified wrap program is: i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Prospectus

Shareholder Information - continued

Each fund's excessive trade monitoring policy described above does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund-of-fund(s) or other strategy funds, or omnibus accounts. Trustees or advisers of donor-advised charitable gift funds must certify to the funds' satisfaction that they either work from an asset allocation model or direct transactions in their accounts in concert with changes in a model portfolio and that participants are limited in their ability to influence investments by the trust. A qualified fund-of-fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity funds' policies on frequent trading to shareholders at the fund-of-fund(s) level, or demonstrates that it has policies designed to control frequent trading and that they are reasonably likely to be effective as determined by the Fidelity Funds' Treasurer. The adviser to the fund-of-fund(s) must also demonstrate to the Fidelity funds' Treasurer that its investment strategy will not lead to excessive trading. Strategy funds must commence monitoring for excessive trading no later than March 31, 2005. Omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to a fund. Short-term trading by these investors is likely to go undetected by a fund and may increase costs and disrupt portfolio management. The funds will monitor aggregate trading in qualified fund-of-funds and known omnibus accounts to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. There is no assurance that these policies will be effective, or will successfully detect or deter market timing.

The funds' Treasurer is authorized to suspend the funds' policies during periods of severe market turbulence or national emergency. There is no assurance that the funds' Treasurer will exercise this authority or, if the Treasurer does so, that the funds will be protected from the risks associated with frequent trading. The actions of the Treasurer are periodically reviewed with the Board of Trustees.

The funds do not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except as provided under the funds' policies with respect to known omnibus accounts, qualified fund-of-funds, qualified wrap accounts, donor-advised charitable gift funds, and 30 day roundtrips.

Buying Shares

The price to buy one share of each fund is the fund's NAV. Each fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

Prospectus

A fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges.

For example, a fund may reject any purchase orders, including exchanges, from market timers or investors that, in FMR's opinion, may be disruptive to that fund.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of each fund is the fund's NAV, minus the short-term trading fee, if applicable.

Each fund will deduct a 0.50% short-term trading fee from the redemption amount (or, if available, from your account if you have written a check) if you sell your shares or your shares are redeemed for failure to maintain the balance minimum after holding them less than 30 days. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.

Trading fees are paid to the funds rather than Fidelity, and are designed to offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The trading fee does not apply to i) reinvested dividends, ii) rollovers, transfers, and changes of account registration within a fund as long as the monies never leave the fund, or iii) redemptions in kind. Fidelity may assess trading fees in any of the preceding transactions if the transaction is intended to circumvent a fund's redemption fee policy. Trading fees apply to shares redeemed due to failure to maintain the balance minimum, even if the balance falls below the minimum due to market action.

The trading fee applies to all accounts, including wrap program accounts, except i) investment advisers that manage accounts that invest in the funds, including Strategic Advisers, an affiliate of FMR, may pay trading fees on behalf of their investors, ii) strategy funds, which are unitized group accounts consisting of qualified plan assets, will be treated as a single entity under the trading fee policy, and iii) intermediaries that hold shares on behalf of investors are required by each fund to track trading fees on shares purchased on or after January 3, 2005, based upon the age of the shares of each individual investor, and to remit the trading fees to the funds. A fund will refuse purchase orders from any identified intermediary who does not agree to track and remit trading fees based on the transactions of underlying investors. The Treasurer may extend the effective date for intermediaries that agree to track and remit redemption fees under an implementation plan that the intermediary commits to completing by a date approved by the funds.

Prospectus

Shareholder Information - continued

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect a fund.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity mutual fund account and submit your request to Fidelity by mail, your request must be made in writing and include a signature guarantee if any of the following situations apply:

  You wish to sell more than $100,000 worth of shares;
  The address on your account (record address) has changed within the last 15 or 30 days, depending on your account, and you wish to sell $10,000 or more of shares;
  You are requesting that a check be mailed to a different address than the record address;
  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  The redemption proceeds are being transferred to a Fidelity mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above $5,000 to keep your fund position open, except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of a fund.
  If you hold your shares in a Fidelity mutual fund account and you sell shares by writing a check, if available, the NAV and any applicable short-term trading fee will be determined on the date the check is received. If the amount of the check, plus any applicable fees, is greater than the value of your fund position, your check will be returned to you and you may be subject to additional charges.

Prospectus

  You will not receive interest on amounts represented by uncashed redemption checks.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

To sell shares issued with certificates, call Fidelity for instructions. Each fund no longer issues share certificates.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  Each fund may refuse any exchange purchase for any reason. For example, each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before exchanging into a fund, read its prospectus.
  The fund you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The funds may terminate or modify the exchange privileges in the future.

Other funds may have different exchange restrictions, and may impose trading fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of the funds or to move money to and from your account, depending on whether you are investing through a Fidelity brokerage account or a Fidelity mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Prospectus

Shareholder Information - continued

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.
  You can use electronic funds transfer to:

- Make periodic (automatic) purchases of Fidelity fund shares or payments to your Fidelity brokerage account.

- Make periodic (automatic) redemptions of Fidelity fund shares or withdrawals from your Fidelity brokerage account.

Wire: electronic money movement through the Federal Reserve wire system To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

Automatic Transactions: periodic (automatic) transactions

  To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity brokerage account or Fidelity mutual fund account.
  To make contributions from a Fidelity mutual fund account to a Fidelity mutual fund IRA.
  To sell shares of a Fidelity money market fund and simultaneously to buy shares of another Fidelity fund in a Fidelity mutual fund account.

Checkwriting To sell Fidelity fund shares from your Fidelity mutual fund account (only if checkwriting was set up on your account prior to July 31, 2004).

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your fund balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in a household holds shares of a fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002.

Prospectus

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000. It is expected that fund balances will be valued on the second Friday in November of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use regular investment plans.

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $5,000, for any reason, including solely due to declines in NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

Each fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

Each fund normally declares dividends daily and pays them monthly. Each fund normally pays capital gain distributions in February and December.

Prospectus

Shareholder Information - continued

Earning Dividends

Shares begin to earn dividends on the first business day following the day of purchase.

Shares earn dividends until, but not including, the next business day following the day of redemption.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for each fund:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in a fund could have tax consequences for you.

Taxes on distributions. Each fund seeks to earn income and pay dividends exempt from federal income tax.

Income exempt from federal income tax may be subject to state or local tax. A portion of the dividends you receive may be subject to federal and state income taxes and also may be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to a fund's sale of municipal bonds.

For federal tax purposes, certain of each fund's distributions, including distributions of short-term capital gains and gains on the sale of bonds characterized as market discount, are taxable to you as ordinary income, while each fund's distributions of long-term capital gains are taxable to you generally as capital gains.

Prospectus

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as taxable income or a return of capital to shareholders for tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a potentially taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is each fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of March 30, 2004, FMR had approximately $8.8 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing each fund's investments and handling its business affairs.

Affiliates assist FMR with foreign investments:

  Fidelity International Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for each fund. As of September 28, 2004, FIIA had approximately $17.9 billion in discretionary assets under management. For each fund, FIIA may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.
  Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), at 25 Cannon Street, London, EC4M 5TA, England, serves as a sub-adviser for each fund. As of September 28, 2004, FIIA(U.K.)L had approximately $10.7 billion in discretionary assets under management. For each fund, FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

Fidelity Investments Money Management, Inc. (FIMM), at One Spartan Way, Merrimack, New Hampshire 03054, serves as a sub-adviser for each fund. FIMM has day-to-day responsibility for choosing investments for each fund.

FIMM is an affiliate of FMR. As of March 30, 2004, FIMM had approximately $268.3 billion in discretionary assets under management.

Christine Thompson is vice president and manager of Spartan Municipal Income Fund, which she has managed since June 2002. She also manages other Fidelity funds. Since joining Fidelity Investments in 1985, Ms. Thompson has worked as a senior research analyst and manager.

Douglas McGinley is vice president and manager of Spartan Intermediate Municipal Income Fund, which he has managed since January 2003. He also manages other Fidelity funds. Since joining Fidelity Investments in 1994, Mr. McGinley has worked as an analyst and manager.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Prospectus

Fund Services - continued

Each fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month.

The fee for Spartan Intermediate Municipal Income is calculated by dividing an annual asset-based fee rate of 0.10% by twelve and multiplying the result by the fund's average net assets throughout the month, and then adding an income-based fee. The income-based fee is 5% of the fund's gross income throughout the month.

The total management fee for the fiscal year ended December 31, 2004, was 0.32% of the fund's average net assets for Spartan Intermediate Municipal Income.

For Spartan Municipal Income, the fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For December 2004, the group fee rate was 0.13% for Spartan Municipal Income. The individual fund fee rate is 0.25% for Spartan Municipal Income.

The total management fee for the fiscal year ended December 31, 2004, was 0.38% of the fund's average net assets for Spartan Municipal Income.

FMR pays FIMM for providing sub-advisory services. FIMM pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L.

FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a fund's expenses and boost its performance.


Fund Distribution

Fidelity Distributors Corporation (FDC) distributes each fund's shares.

Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees of each fund has authorized such payments.

Prospectus

If payments made by FMR to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of a fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights tables are intended to help you understand each fund's financial history for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, along with each fund's financial highlights and financial statements, are included in each fund's annual report. A free copy of each annual report is available upon request.

Spartan Municipal Income Fund
Years ended December 31,	2004	2003	2002	2001	2000 I	2000 F
Selected Per-Share Data
Net asset value, beginning of period 	$ 13.18	$ 13.22	$ 12.68	$ 12.70	$ 12.40	$ 12.07
Income from Investment Operations
Net investment income D 	 .571	 .585	 .603	 .617 G	 .053	 .626
Net realized and unrealized gain (loss) 	 .035	 .162	 .697	 .011 G	 .303	 .337
Total from investment operations 	 .606	 .747	 1.300	 .628	 .356	 .963
Distributions from net investment income 	 (.571)	 (.585)	 (.600)	 (.613)	 (.053)	 (.627)
Distributions from net realized gain 	 (.125)	 (.202)	 (.160)	 (.035)	 (.003)	 (.006)
Total distributions 	 (.696)	 (.787)	 (.760)	 (.648)	 (.056)	 (.633)
Redemption fees added to paid in capital 	 - D, H	 - D, H	 - D, H	 - D, H	 -	 -
Net asset value, end of period 	$ 13.09	$ 13.18	$ 13.22	$ 12.68	$ 12.70	$ 12.40
Total Return B, C 	 4.73%	 5.80%	 10.48%	 5.00%	 2.87%	 8.24%
Ratios to Average Net Assets E
Expenses before expense reductions 	 .47%	 .48%	 .48%	 .47%	 .47% A	 .48%
Expenses net of voluntary waivers, if any 	 .47%	 .48%	 .48%	 .47%	 .47% A	 .48%
Expenses net of all reductions 	 .47%	 .47%	 .46%	 .43%	 .42% A	 .48%
Net investment income 	 4.36%	 4.42%	 4.62%	 4.80% G	 4.98% A	 5.17%
Supplemental Data
Net assets, end of period (in millions) 	$ 4,630	$ 4,784	$ 4,801	$ 4,527	$ 4,464	$ 4,313
Portfolio turnover rate 	 20%	 23%	 23%	 27%	 4% A	 26%

A Annualized

B Total returns for periods of less than one year are not annualized.

Prospectus

Appendix - continued

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

F For the year ended November 30.

G Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

H Amount represents less than $.001 per share.

I For the one month ended December 31, 2000.

Prospectus

Spartan Intermediate Municipal Income Fund

Years ended December 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period 	$ 10.21	$ 10.23	$ 9.85	$ 9.78	$ 9.41
Income from Investment Operations
Net investment incomeB 	 .395	 .410	 .427	 .456D	 .478
Net realized and unrealized gain (loss) 	 (.022)	 .120	 .444	 .073D	 .368
Total from investment operations 	 .373	 .530	 .871	 .529	 .846
Distributions from net investment income 	 (.395)	 (.410)	 (.431)	 (.459)	 (.476)
Distributions from net realized gain 	 (.038)	 (.140)	 (.060)	 -	 -
Total distributions 	 (.433)	 (.550)	 (.491)	 (.459)	 (.476)
Redemption fees added to paid in capital 	 -B,E	 -B,E	 -B,E	 -B,E	 -
Net asset value, end of period 	$ 10.15	$ 10.21	$ 10.23	$ 9.85	$ 9.78
Total ReturnA 	 3.74%	 5.30%	 9.02%	 5.48%	 9.26%
Ratios to Average Net AssetsC
Expenses before expense reductions 	 .43%	 .44%	 .45%	 .46%	 .50%
Expenses net of voluntary waivers, if any 	 .43%	 .44%	 .45%	 .46%	 .50%
Expenses net of all reductions 	 .42%	 .43%	 .42%	 .39%	 .49%
Net investment income 	 3.89%	 4.00%	 4.24%	 4.60%D	 5.03%
Supplemental Data
Net assets, end of period (in millions) 	$ 1,813	$ 1,798	$ 1,758	$ 1,487	$ 1,216
Portfolio turnover rate 	 26%	 31%	 31%	 32%	 19%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

E Amount represents less than $.001 per share.

Prospectus

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the funds. Each fund will provide a full list of its holdings on Fidelity's web site, www.fidelity.com (Research), 60 days after fiscal quarter-end. A description of each fund's policies and procedures for disclosing its holdings is available in the funds' SAI. The SAI also includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports also include additional information. Each fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or an annual or semi-annual report or to request other information.

The SAI, the funds' annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Numbers, 811-02676, 811-02720

Spartan, Fidelity Investments & (Pyramid) Design, FAST, Fidelity GoalPlanner, and Directed Dividends are registered trademarks of FMR Corp.

Portfolio Advisory Services is a service mark of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

1.702530.107 LIM/HIY-pro-0205

SPARTAN® MUNICIPAL INCOME FUND

A Fund of Fidelity Municipal Trust

SPARTAN INTERMEDIATE MUNICIPAL INCOME FUND

A Fund of Fidelity School Street Trust

STATEMENT OF ADDITIONAL INFORMATION

February 27, 2005

This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual report are incorporated herein. The annual reports are supplied with this SAI.

To obtain a free additional copy of the prospectus, dated February 27, 2005, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity's web site at www.fidelity.com.

TABLE OF CONTENTS	PAGE
Investment Policies and Limitations	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Buying, Selling, and Exchanging Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contracts	<Click Here>
Board Approval of the Existing Investment Advisory Contracts	<Click Here>
Proxy Voting Guidelines	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trusts	<Click Here>
Financial Statements	<Click Here>
Fund Holdings Information	<Click Here>
Appendix	<Click Here>

LIM/HIY-ptb-0205
1.470952.107

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are each fund's fundamental investment limitations set forth in their entirety.

Diversification

For each fund:

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

For purposes of each fund's diversification limitation discussed above, Fidelity Management & Research Company (FMR) identifies the issuer of a security depending on its terms and conditions. In identifying the issuer FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

Senior Securities

For each fund:

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

For each fund:

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

For each fund:

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

For each fund:

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry.

For purposes of each fund's concentration limitation discussed above, FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

Real Estate

For each fund:

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

For each fund:

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

For each fund:

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

Pooled Funds

For each fund:

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

For each fund:

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin Purchases

For each fund:

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

For each fund:

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

For each fund:

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

For each fund:

The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

Pooled Funds

For each fund:

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

In addition to each fund's fundamental and non-fundamental limitations discussed above:

For a fund's limitations on futures, options, and swap transactions, as applicable, see the section entitled "Limitations on Futures, Options, and Swap Transactions" on page <Click Here>.

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.

Affiliated Bank Transactions. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Borrowing. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities. A municipal fund's uninvested cash may earn credits that reduce fund expenses.

Central Funds are money market or short-term bond funds managed by FMR or its affiliates. The money market central funds seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The money market central funds comply with industry-standard regulatory requirements for money market funds regarding the quality, maturity, and diversification of their investments. The short-term bond central funds seek to obtain a high level of current income consistent with preservation of capital.

Dollar-Weighted Average Maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.

Futures, Options, and Swaps. The following paragraphs pertain to futures, options, and swaps: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures, Options, and Swap Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, Writing Put and Call Options, and Swap Agreements.

Combined Positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index, and some are based on Eurodollars. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

Positions in Eurodollar futures reflect market expectations of forward levels of three-month London Interbank Offered Rate (LIBOR) rates.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

Limitations on Futures, Options, and Swap Transactions. Each trust, on behalf of each fund, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to each fund's operation. Accordingly, each fund is not subject to registration or regulation as a CPO.

Each fund will not: (a) sell futures contracts, purchase put options, write call options, or enter into swap agreements if, as a result, more than 25% of the fund's total assets would be hedged with futures and/or options and/or swap agreements under normal conditions; (b) purchase futures contracts, write put options, or enter into swap agreements (other than swaps entered into for hedging purposes under (a)) if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options plus the notional amount of any such swaps would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to futures, options, or swaps.

The above limitations on the funds' investments in futures contracts, options, and swaps, and the funds' policies regarding futures contracts, options, and swaps discussed elsewhere in this SAI may be changed as regulatory agencies permit.

Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Purchasing Put and Call Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Swap Agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), total return swaps (where the parties exchange a floating rate for the total return of a security or index), and credit default swaps (where one party pays a fixed rate and the other agrees to buy a specific issuer's debt at par upon the occurrence of certain agreed events, including for example, if the issuer is bankrupt, defaults on any of its debt obligations or makes arrangements with a creditor to modify a debt obligation).

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

Swap agreements also may allow a fund to acquire or reduce credit exposure to a particular issuer. The most significant factor in the performance of swap agreements is the change in the factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In the case of a physically settled credit default swap written by the fund, the fund must be prepared to pay par for and take possession of eligible debt of a defaulted issuer. If a swap counterparty's creditworthiness declines, the risk that they may not perform may increase, potentially resulting in a loss to the fund. In the case of a credit default swap written by the fund, the fund will experience a loss if a credit event occurs and the credit of the underlying referenced entity (the debt issuer as to which credit protection has been written) has deteriorated. Although there can be no assurance that the fund will be able to do so, the fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the underlying referenced entity has declined.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates; however, municipal funds currently intend to participate in this program only as borrowers. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

Inverse Floaters have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by Moody's® Investors Service, Standard & Poor's® (S&P®), Fitch Inc., Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization (NRSRO) by the SEC, or is unrated but considered to be of equivalent quality by FMR.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Municipal Insurance. A municipal bond may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal bond in the event of default by the issuer, and cover a municipal bond to its maturity, enhancing its credit quality and value.

Municipal bond insurance does not insure against market fluctuations or fluctuations in a fund's share price. In addition, a municipal bond insurance policy will not cover: (i) repayment of a municipal bond before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal bond issue whereby part of the municipal bond issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

FMR may decide to retain an insured municipal bond that is in default, or, in FMR's view, in significant risk of default. While a fund holds a defaulted, insured municipal bond, the fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the municipal bond matures, or in connection with a mandatory sinking fund redemption.

Principal Municipal Bond Insurers. The various insurance companies providing primary and secondary market insurance policies for municipal bonds are described below. Ratings reflect each respective rating agency's assessment of the creditworthiness of an insurer and the insurer's ability to pay claims on its insurance policies at the time of the assessment.

Ambac Assurance Corp., a wholly-owned subsidiary of Ambac Financial Group Inc., is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Ambac Assurance Corp. are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

Connie Lee Insurance Co. is a wholly-owned subsidiary of Connie Lee Holdings Inc., which is a wholly-owned subsidiary of Ambac Assurance Corp. All losses incurred by Connie Lee Insurance Co. that would cause its statutory capital to drop below $75 million would be covered by Ambac Assurance Corp. Connie Lee Insurance Co. is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Connie Lee Insurance Co. are rated "AAA" by S&P.

Financial Guaranty Insurance Co. (FGIC), a wholly-owned subsidiary of GE Capital Services, is authorized to provide bond insurance in the 50 U.S. states and the District of Columbia. Bonds insured by FGIC are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

Financial Security Assurance Inc. (FSA), a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd., is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and three U.S. territories. Bonds insured by FSA are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

Municipal Bond Investors Assurance Corp. (MBIA Insurance Corp.), a wholly-owned subsidiary of MBIA Inc., a publicly-owned company, is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by MBIA Insurance Corp. are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

Municipal Leases and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. If a municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.

Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected, and the Trustees would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund.

Education. In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Electric Utilities. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.

Health Care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Water and Sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Put Features entitle the holder to sell a security back to the issuer at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Demand features and standby commitments are types of put features.

Refunding Contracts. Securities may be purchased on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and a purchaser to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A purchaser generally will not be obligated to pay the full purchase price if the issuer fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer. A purchaser may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and a fund's yield and may be viewed as a form of leverage.

Securities of Other Investment Companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share (NAV). Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

Standby Commitments are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund may acquire standby commitments to enhance the liquidity of portfolio securities.

Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.

Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by a letter of credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not generally marketable; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Temporary Defensive Policies. Each fund reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in federally taxable obligations for temporary, defensive purposes.

Tender Option Bonds are created by coupling an intermediate- or long-term, fixed-rate, municipal bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds, FMR will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

In many instances bonds and participation interests have tender options or demand features that permit the holder to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. Variable rate instruments structured in this fashion are considered to be essentially equivalent to other variable rate securities. The IRS has not ruled whether the interest on these instruments is tax-exempt. Fixed-rate bonds that are subject to third party puts and participation interests in such bonds held by a bank in trust or otherwise may have similar features.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. In selecting brokers or dealers (including affiliates of FMR), FMR generally considers: the execution price; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the firm; the execution services rendered on a continuing basis; the reasonableness of any compensation paid; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.

For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM.

If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the sub-advisory agreement, and will do so in accordance with the policies described in this section.

Purchases and sales of securities on a securities exchange are effected through brokers who receive compensation for their services. Compensation may also be paid in connection with riskless principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system.

Securities may be purchased from underwriters at prices that include underwriting fees.

Futures transactions are executed and cleared through FCMs who receive compensation for their services.

Each fund may execute portfolio transactions with brokers or dealers (who are not affiliates of FMR) that provide products and services. These products and services may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The receipt of these products and services has not reduced FMR's normal research activities in providing investment advice to the funds. FMR's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Certain of the products and services FMR receives from brokers or dealers are furnished by brokers or dealers on their own initiative, either in connection with a particular transaction or as part of their overall services. In addition, FMR may request a broker or dealer to provide a specific proprietary or third-party product or service. While FMR takes into account the products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FMR nor a fund incurs an obligation to the broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a certain amount of compensation or otherwise.

Brokers or dealers that execute transactions for a fund may receive compensation that is in excess of the amount of compensation that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing a fund to pay such higher compensation, FMR will make a good faith determination that the compensation is reasonable in relation to the value of the products and services provided viewed in terms of the particular transaction for the fund or FMR's overall responsibilities to the fund or other investment companies and investment accounts. Typically, these products and services assist FMR or its affiliates in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund.

FMR may place trades with certain brokers with which it is under common control, including National Financial Services LLC (NFS), provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. FMR does not allocate trades to NFS in exchange for brokerage and research products and services of the type sometimes known as "soft dollars." FMR trades with its affiliated brokers on an execution-only basis.

FMR may allocate brokerage transactions to brokers or dealers (who are not affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the compensation paid by a fund toward the reduction of that fund's expenses.

The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the compensation paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

For the fiscal periods ended December 31, 2004 and 2003, the portfolio turnover rates were 20% and 23%, respectively, for Spartan® Municipal Income and 26% and 31%, respectively, for Spartan Intermediate Municipal Income.

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions.

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The following table shows the total amount of brokerage commissions paid by each fund for the fiscal years ended December 31, 2004, 2003, and 2002, stated as a dollar amount and a percentage of the fund's average net assets.

Fund	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
Spartan Municipal Income	December 31
2004		$ 8,000	 0%
2003		$ 5,000	 0%
2002		$ 0	 0%
Spartan Intermediate Municipal Income	December 31
2004		$ 2,000	 0%
2003		$ 0	 0%
2002		$ 0	 0%

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For the fiscal year ended December 31, 2004, each fund paid no brokerage commissions to firms for providing research services.

The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the compensation paid by the funds on portfolio transactions is legally permissible and advisable. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to participate, or continue to participate, in the commission recapture program.

Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by FMR or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable to each fund or investment account. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

Each fund's NAV is the value of a single share. The NAV of each fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

Portfolio securities are valued by various methods. If quotations are not available, debt securities are usually valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.

The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

BUYING, SELLING, AND EXCHANGING INFORMATION

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

DISTRIBUTIONS AND TAXES

Dividends. To the extent that each fund's income is designated as federally tax-exempt interest, the dividends declared by the fund are also federally tax-exempt. Short-term capital gains are taxable at ordinary income tax rates, but do not qualify for the dividends-received deduction.

Generally, each fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. Neither FMR nor the funds guarantee that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued and you may need to file an amended income tax return. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal tax treatment of the structure.

Interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.

A portion of the gain on municipal bonds purchased at market discount after April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains.

Capital Gain Distributions. Each fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

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Tax Status of the Funds. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board, and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 233 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1976 or 1984

Trustee of Fidelity Municipal Trust (1984) and Fidelity School Street Trust (1976). Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of Spartan Municipal Income (2001) and Spartan Intermediate Municipal Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
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Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Trustee of Fidelity Municipal Trust. Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

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Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

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Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Trustee of Fidelity Municipal Trust. Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity School Street Trust. Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Municipal Trust and Fidelity School Street Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity School Street Trust. Mr. Wolfe also serves as a Trustee (2005) or Memeber of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Dwight D. Churchill (51)

Year of Election or Appointment: 1997

Vice President of Spartan Municipal Income and Spartan Intermediate Municipal Income. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (44)

Year of Election or Appointment: 2002

Vice President of Spartan Municipal Income and Spartan Intermediate Municipal Income. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Christine J. Thompson (46)

Year of Election or Appointment: 2002

Vice President of Spartan Municipal Income. Ms. Thompson also serves as Vice President of other funds advised by FMR. Prior to assuming her current responsibilities, Ms. Thompson managed a variety of Fidelity funds.

Douglas T. McGinley (39)

Year of Election or Appointment: 2004

Vice President of Spartan Intermediate Municipal Income. Mr. McGinley also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. McGinley worked as an analyst and manager.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Spartan Municipal Income and Spartan Intermediate Municipal Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Vice President and Secretary of FDC; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Spartan Municipal Income and Spartan Intermediate Municipal Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Spartan Municipal Income and Spartan Intermediate Municipal Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Spartan Municipal Income and Spartan Intermediate Municipal Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Spartan Municipal Income and Spartan Intermediate Municipal Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Spartan Municipal Income and Spartan Intermediate Municipal Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Spartan Municipal Income and Spartan Intermediate Municipal Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)

Year of Election or Appointment: 1986

Assistant Treasurer of Spartan Municipal Income and Spartan Intermediate Municipal Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

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Peter L. Lydecker (50)

Year of Election or Appointment: 2004

Assistant Treasurer of Spartan Municipal Income and Spartan Intermediate Municipal Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

Year of Election or Appointment: 2002

Assistant Treasurer of Spartan Municipal Income and Spartan Intermediate Municipal Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

Year of Election or Appointment:2004

Assistant Treasurer of Spartan Municipal Income and Spartan Intermediate Municipal Income. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

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Standing Committees of the Funds' Trustees. The Board of Trustees has established various committees to facilitate the timely and efficient consideration of all matters of importance to non-interested Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has 10 standing committees.

The Operations Committee is composed of all of the non-interested Trustees, with Mr. Mann currently serving as Chair. The committee normally meets monthly (except August), or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the non-interested Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the Fidelity funds and FMR and its affiliates, and annually reviews and makes recommendations regarding transfer agent and other service agreements, insurance coverage, and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders, significant litigation, and the voting of proxies of portfolio companies. The committee also has oversight of compliance issues not specifically in the scope of the charters of the Audit Committee or Fund Oversight Committees and considers other operating matters not specifically within the scope of oversight of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended December 31, 2004, the committee held 12 meetings.

The Fair Value Oversight Committee is composed of all of the non-interested Trustees, with Mr. Mann serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair, in conjunction with meetings of the Board of Trustees. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and their classification as liquid or illiquid and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee provides oversight regarding the investment policies relating to, and Fidelity funds' investment in, non-traditional securities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended December 31, 2004, the committee held four meetings.

As of December 31, 2004, after giving effect to the retirement of certain former Trustees effective that day, the Board of Trustees had established three Fund Oversight Committees: the Equity Committee (composed of Messrs. Lautenbach (Chair) and Stavropoulos), the Fixed-Income and International Committee (composed of Ms. Knowles), and the Select and Special Committee (composed of Messrs. McCoy (Chair), Gates, and Heilmeier). Each committee normally meets monthly (except August) or more frequently as called by the Chair of the respective committee. Each committee oversees investment advisory services provided by FMR to the relevant funds and develops an understanding of and monitors the investment objectives, policies, and practices of the relevant Fidelity funds. Each committee also monitors investment performance, compliance by each relevant Fidelity fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters and the personnel and other resources devoted to the management of each fund. The Fixed-Income and International Committee also receives reports required under Rule 2a-7 of the 1940 Act and has oversight of research bearing on credit quality, investment structures and other fixed-income issues, and of international research. The Select and Special Committee has oversight of FMR's equity investment research. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The non-interested Trustees of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the non-interested Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. Prior to December 2003, the Fixed-Income and International Committee was known as the Fixed-Income/International Committee, and the Select and Special Committee was known as the Select Committee. During the fiscal year ended December 31, 2004, the Equity Committee held 12 meetings, the Fixed-Income and International Committee held 11 meetings, and the Select and Special Committee held 11 meetings.

The Board of Trustees established in December 2003 two Fund Contract Committees: the Equity Contract Committee (composed of Messrs. Lautenbach (Chair) and McCoy as of December 31, 2004) and the Fixed-Income Contract Committee (composed of Ms. Knowles as of December 31, 2004). Each committee ordinarily meets monthly during the first six months of each year and more frequently as necessary to consider matters related to the renewal of fund investment advisory agreements. The committees will assist the Board of Trustees in its consideration of investment advisory agreements of each fund. Each committee receives information on and makes recommendations concerning the approval of investment advisory agreements between the Fidelity funds and FMR and its affiliates and any non-FMR affiliate that serves as a sub-adviser to a Fidelity fund (collectively, investment advisers) and the annual review of these contracts. The Fixed-Income Contract Committee will be responsible for investment advisory agreements of the fixed-income funds. The Equity Contract Committee will be responsible for the investment advisory agreements of all other funds. With respect to each fund under its purview, each committee: requests and receives information on the nature, levels, and quality of services provided to the shareholders of the Fidelity funds by the investment advisers and their respective affiliates, fund performance, and such other information as the committee determines to be reasonably necessary to evaluate the terms of the investment advisory agreements; considers the profitability and other benefits that the investment advisers and their respective affiliates derive from their contractual arrangements with each of the funds (including tangible and intangible "fall-out benefits"); considers methodologies for determining the extent to which the funds benefit from economies of scale and refinements to these methodologies; considers such other matters and information as may be necessary and appropriate to evaluate investment advisory agreements of the funds; and makes recommendations to the Board concerning the approval or renewal of investment advisory agreements. Each committee will consult with the other committees of the Board of Trustees, and in particular with the Audit Committee and the applicable Fund Oversight Committees, in carrying out its responsibilities. Each committee's responsibilities are guided by Sections 15(c) and 36(b) of the 1940 Act. While each committee consists solely of non-interested Trustees, its meetings may, depending upon the subject matter, be attended by one or more senior members of FMR's management or representatives of a sub-adviser not affiliated with FMR. During the fiscal year ended December 31, 2004, the Equity Contract Committee held four meetings and the Fixed-Income Contract Committee held two meetings.

As of December 31, 2004, the Shareholder Services, Brokerage and Distribution Committee was composed of Messrs. Heilmeier, Lautenbach, and Stavropoulos. The committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the Fidelity funds' transfer agency fees, custody fees, and direct fees to investors (other than sales loads), such as small account and exchange fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the Fidelity funds by FMR and its affiliates, including pricing and bookkeeping services and fees. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the Fidelity funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution and commissions paid to firms supplying research and brokerage services or paying fund expenses. The committee also monitors brokerage and other similar relationships between the Fidelity funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the Fidelity funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finders' fees. The committee also oversees and receives reports on the preparation and use of advertisements and sales literature for the Fidelity funds. During the fiscal year ended December 31, 2004, the Shareholder Services, Brokerage and Distribution Committee held 12 meetings.

As of December 31, 2004, the Audit Committee was composed of Ms. Knowles (Chair), and Messrs. Gates and McCoy. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair. The committee meets separately at least four times a year with the Fidelity funds' Treasurer, with personnel responsible for the internal audit function of FMR Corp., and with the Fidelity funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the Fidelity funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the Fidelity funds and the funds' service providers, (ii) the financial reporting processes of the Fidelity funds, (iii) the independence, objectivity and qualification of the auditors to the Fidelity funds, (iv) the annual audits of the Fidelity funds' financial statements, and (v) the accounting policies and disclosures of the Fidelity funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any Fidelity fund, and (ii) the provision by any outside auditor of certain non-audit services to Fidelity fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the Fidelity funds. It is responsible for approving all audit engagement fees and terms for the Fidelity funds, resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the Fidelity funds and any service providers consistent with Independent Standards Board Standard No. 1. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the Fidelity funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Fidelity funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the Fidelity funds' or service providers internal controls over financial reporting. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the Fidelity funds' financial reporting process, will discuss with FMR, the Fidelity funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR Corp. their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the Fidelity funds, and will review with FMR, the Fidelity funds' Treasurer, outside auditor, and internal auditor personnel of FMR Corp. (to the extent relevant) the results of audits of the Fidelity funds' financial statements. The committee will review periodically the Fidelity funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. The committee also plays an oversight role in respect of each Fidelity fund's compliance with its name test and investment restrictions, the code of ethics relating to personal securities transactions, the code of ethics applicable to certain senior officers of the Fidelity funds, and anti-money laundering requirements. During the fiscal year ended December 31, 2004, the committee held 37 meetings.

The Governance and Nominating Committee was composed as of December 31, 2004, of Messrs. Mann (Chair) and Gates, each of whom is not an "interested person" (as defined in the 1940 Act). The committee has two charters: one addressing fund governance and Board administrative matters and one addressing the nomination for the appointment or election of non-interested Trustees. The committee meets as called by the Chair. The committee also recommends the establishment of committees (including ad hoc and standing committees). The committee is also responsible for other fund governance and board administration matters. With respect to fund governance and board administration matters, the committee periodically reviews procedures and policies of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of non-interested Trustees. It acts as the administrative committee under the retirement plan for non-interested Trustees who retired prior to December 30, 1996 and under the fee deferral plan for non-interested Trustees. It reviews the performance of legal counsel employed by the Fidelity funds and the non-interested Trustees. On behalf of the non-interested Trustees, the committee will make such findings and determinations as to the independence of counsel for the non-interested Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to non-interested Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the non-interested Trustees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with non-interested Trustees at least once a year to discuss the Statement of Policies and other matters relating to fund governance. The committee also oversees the annual self-evaluation of the non-interested Trustees. The committee makes nominations for the election or appointment of non-interested Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee will have sole authority to retain and terminate any search firm used to identify non-interested Trustee candidates, including sole authority to approve such firm's fees and other retention terms. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a non-interested Trustee of the Fidelity funds, should be submitted to the Chair of the committee at the address maintained for communications with non-interested Trustees. If the committee retains a search firm, the Chair will forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting non-interested Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an "interested person" of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend 11 meetings per year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective non-interested Trustee in light of the Fidelity funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as a non-interested Trustee. During the fiscal year ended December 31, 2004, the committee held 14 meetings.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2004.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	Edward C. Johnson 3d	Abigail P. Johnson	Laura B. Cronin	Robert L. Reynolds
Spartan Municipal Income	none	none	none	none
Spartan Intermediate Municipal Income	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
Non-Interested Trustees
DOLLAR RANGE OF FUND SHARES	Dennis J. Dirks	Robert M. Gates	George H. Heilmeier	Marie L. Knowles	Ned C. Lautenbach
Spartan Municipal Income	none	none	none	none	none
Spartan Intermediate Municipal Income	--*	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Marvin L. Mann	William O. McCoy	Cornelia M. Small	William S. Stavropoulos	Kenneth L. Wolfe
Spartan Municipal Income	over $100,000	none	none	none	none
Spartan Intermediate Municipal Income	$1 - $10,000	none	none	none	--*
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	$10,001 - $50,000	over $100,000	over $100,000

* Currently, Mr. Dirks and Mr. Wolfe are not Trustees of Fidelity School Street Trust.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended December 31, 2004.

Compensation Table[1]
AGGREGATE COMPENSATION FROM A FUND	J. Michael Cook[2]	Ralph F. Cox[2]	Phyllis Burke Davis[3]	Dennis J. Dirks[4]	Robert M. Gates	George H. Heilmeier	Donald J. Kirk[2]
Spartan Municipal Income	$ 1,779	$ 1,887	$ 25	$ 906	$ 1,851	$ 1,806	$ 1,901
Spartan Intermediate Municipal Income	$ 677	$ 719	$ 9	$ 347	$ 705	$ 688	$ 723
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 347,750	$ 369,250	$ 4,500	$ 183,000	$ 362,250	$ 353,250	$ 369,750
AGGREGATE COMPENSATION FROM A FUND	Marie L. Knowles	Ned C. Lautenbach	Marvin L. Mann	William O. McCoy	Cornelia M. Small[5]	William S. Stavropoulos	Kenneth L. Wolfe[6]
Spartan Municipal Income	$ 1,928	$ 1,656	$ 2,477	$ 1,767	$ 1,715	$ 1,618	$ 477
Spartan Intermediate Municipal Income	$ 734	$ 630	$ 943	$ 673	$ 653	$ 616	$ 184
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 377,250	$ 323,750	$ 484,250	$ 385,750B	$ 335,750	$ 316,750	$ 97,250

1 Edward C. Johnson 3d, Abigail P. Johnson, Laura B. Cronin, Peter S. Lynch, and Robert L. Reynolds are interested persons and are compensated by FMR.

2 Mr. Cook, Mr. Cox, and Mr. Kirk served on the Board of Trustees through December 31, 2004.

3 Ms. Davis served on the Board of Trustees through December 31, 2003. Ms. Davis received compensation in January 2004 for her services at meetings attended in December 2003.

4 During the period from July 1, 2004 through December 31, 2004, Mr. Dirks served as a Member of the Advisory Board of Fidelity Municipal Trust. Effective January 1, 2005, Mr. Dirks serves as a Member of the Board of Trustees of Fidelity Municipal Trust. Effective July 1, 2004, Mr. Dirks serves as a Member of the Advisory Board of Fidelity School Street Trust.

5 During the period from January 1, 2004 through December 31, 2004, Ms. Small served as a Member of the Advisory Board. Effective January 1, 2005, Ms. Small serves as a Member of the Board of Trustees.

6 During the period from October 1, 2004 through December 31, 2004, Mr. Wolfe served as a Member of the Advisory Board of Fidelity Municipal Trust. Effective January 1, 2005, Mr. Wolfe serves as a Member of the Board of Trustees of Fidelity Municipal Trust. Effective October 1, 2004, Mr. Wolfe serves as a Member of the Advisory Board of Fidelity School Street Trust.

A Information is for the calendar year ended December 31, 2004 for 303 funds of 58 trusts in the fund complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2004, the Trustees accrued required deferred compensation from the funds as follows: J. Michael Cook, $132,875; Ralph F. Cox, $132,875; Robert M. Gates, $132,875; George H. Heilmeier, $132,875; Donald J. Kirk, $132,875; Marie L. Knowles, $144,125; Ned C. Lautenbach, $132,875; Marvin L. Mann, $177,875; William O. McCoy, $132,875; and William S. Stavropoulos, $132,875. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: J. Michael Cook, $42,086.25; Ralph F. Cox, $42,086.25; Ned C. Lautenbach, $51,358.45; and William O. McCoy, $91,858.45.

B Compensation figures include cash and may include amounts deferred at Mr. McCoy's election under a deferred compensation plan adopted by the other open-end registered investment companies in the fund complex (Other Open-End Funds). Pursuant to the deferred compensation plan, Mr. McCoy, as a non-interested Trustee, may elect to defer receipt of all or a portion of his annual fees. Amounts deferred under the deferred compensation plan are credited to an account established for Mr. McCoy on the books of the Other Open-End Funds. Interest is accrued on amounts deferred under the deferred compensation plan. For the calendar year ended December 31, 2004, Mr. McCoy voluntarily elected to defer $40,500.

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Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the non-interested Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any non-interested Trustee or to pay any particular level of compensation to the non-interested Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

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CONTROL OF INVESTMENT ADVISERS

FMR Corp., organized in 1972, is the ultimate parent company of FMR and Fidelity Investments Money Management, Inc. (FIMM). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the primary business activities of FMR Corp. and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

Fidelity International Limited (FIL), a Bermuda company formed in 1968, is the ultimate parent company of Fidelity International Investment Advisors (FIIA) and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. At present, the primary business activities of FIL and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

FMR, FIMM, FIIA, FIIA(U.K.)L (the Investment Advisers), Fidelity Distributors Corporation (FDC), and the funds have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the funds, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fee. For the services of FMR under the management contract, Spartan Intermediate Municipal Income pays FMR a monthly management fee at the annual rate of 0.10% of the fund's average net assets throughout the month plus an amount equal to 5% of the fund's gross income throughout the month. For this purpose, gross income includes interest accrued on portfolio obligations, adjusted for amortization of purchase premium, but excludes adjustments for purchase discount on portfolio obligations.

For the services of FMR under the management contract, Spartan Municipal Income pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.3700%	$ 1 billion	.3700%
3	-		6.3400	50.2188
6	-		9.3100	100.1869
9	-		12.2800	150.1736
12	-		15.2500	200.1652
15	-		18.2200	250.1587
18	-		21.2000	300.1536
21	-		24.1900	350.1494
24	-		30.1800	400.1459
30	-		36.1750	450.1427
36	-		42.1700	500.1399
42	-		48.1650	550.1372
48	-		66.1600	600.1349
66	-		84.1550	650.1328
84	-		120.1500	700.1309
120	-		156.1450	750.1291
156	-		192.1400	800.1275
192	-		228.1350	850.1260
228	-		264.1300	900.1246
264	-		300.1275	950.1233
300	-		336.1250	1,000.1220
336	-		372.1225	1,050.1209
372	-		408.1200	1,100.1197
408	-		444.1175	1,150.1187
444	-		480.1150	1,200.1177
480	-		516.1125	1,250.1167
516	-		587.1100	1,300.1158
587	-		646.1080	1,350.1149
646	-		711.1060	1,400.1141
711	-		782.1040
782	-		860.1020
860	-		946.1000
946	-		1,041.0980
1,041	-		1,145.0960
1,145	-		1,260.0940
Over			1,260.0920

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $917 billion of group net assets - the approximate level for December 2004 - was 0.1241%, which is the weighted average of the respective fee rates for each level of group net assets up to $917 billion.

The individual fund fee rate for Spartan Municipal Income is 0.25%. Based on the average group net assets of the funds advised by FMR for December 2004, the fund's annual management fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
Spartan Municipal Income	0.1241%	+	0.2500%	=	0.3741%

One-twelfth of the management fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years.

Fund	Fiscal Years Ended December 31	Management Fees Paid to FMR
Spartan Municipal Income	2004	$ 17,668,000
	2003	$ 18,168,000
	2002	$ 17,984,000
Spartan Intermediate Municipal Income	2004	$ 5,669,000
	2003	$ 5,695,000
	2002	$ 5,540,000

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a fund's returns and yield, and repayment of the reimbursement by a fund will lower its returns and yield.

Sub-Adviser - FIMM. On behalf of each fund, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has day-to-day responsibility for choosing investments for each fund.

Under the terms of the sub-advisory agreements, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with each fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

Fees paid to FIMM by FMR on behalf of each fund for the past three fiscal years are shown in the following table.

Fund	Fiscal Year Ended December 31	Fees Paid to FIMM
Spartan Municipal Income	2004	$ 8,834,000
	2003	$ 9,083,000
	2002	$ 8,993,000
Spartan Intermediate Municipal Income	2004	$ 2,835,000
	2003	$ 2,848,000
	2002	$ 2,770,000

Sub-Advisers - FIIA and FIIA(U.K.)L. On behalf of each fund, FIMM has entered into a master international fixed-income research agreement with FIIA. On behalf of each fund, FIIA, in turn, has entered into a fixed-income sub-research agreement with FIIA(U.K.)L. Pursuant to the fixed-income research agreements, FIMM may receive investment advice and research services concerning issuers and countries outside the United States. In particular, FIIA and FIIA(U.K.)L will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

Under the terms of the master international fixed-income research agreement, FIMM pays FIIA an amount based on a fund's net assets relative to the assets of other registered investment companies with which FMR or FIMM has management contracts. Under the terms of the fixed-income sub-research agreement, FIIA pays FIIA(U.K.)L an amount equal to the administrative costs incurred in providing investment advice and research services for a fund.

For the past two fiscal years, no fees were paid to FIIA and FIIA(U.K.)L on behalf of the funds for providing investment advice and research services pursuant to the fixed-income research agreements.

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BOARD APPROVAL OF THE EXISTING INVESTMENT ADVISORY CONTRACTS

Matters Considered by the Board. The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees is scheduled to meet 11 times a year. The Board of Trustees, including the non-interested Trustees, believes that matters bearing on each fund's advisory contracts are considered at most, if not all, of its meetings. While the full Board of Trustees or the non-interested Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees. The non-interested Trustees meet frequently in executive session and are advised by independent legal counsel selected by the non-interested Trustees.

Information Received by the Board of Trustees. In connection with their meetings, the Board of Trustees, including the non-interested Trustees, received materials specifically relating to the existing management contracts and sub-advisory agreements (the Investment Advisory Contracts). These materials included (i) information on the investment performance of each fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of each fund, and (iii) the economic outlook and the general investment outlook in the markets in which each fund invests. The Board of Trustees, including the non-interested Trustees, also considers periodically other material facts such as (1) the Investment Advisers' results and financial condition, (2) arrangements in respect of the distribution of each fund's shares, (3) the procedures employed to determine the value of each fund's assets, (4) the allocation of each fund's brokerage, if any, including allocations to brokers affiliated with the Investment Advisers, the use of "soft" commission dollars to pay for research and brokerage services, and the use of brokerage commissions to pay fund expenses, (5) the Investment Advisers' management of the relationships with each fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with each fund's investment policies and restrictions and with policies on personal securities transactions, and (7) the nature, cost and character of non-investment management services provided by the Investment Advisers and their affiliates.

Additional information was furnished by the Investment Advisers including, among other items, information on and analysis of (a) the overall organization of the Investment Advisers, (b) investment performance, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of the Investment Advisers, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including each fund's shareholders.

In considering the Investment Advisory Contracts, the Board of Trustees, including the non-interested Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees, including the non-interested Trustees, in connection with its approval of the Investment Advisory Contracts include the following:

Benefits to Shareholders. The Board of Trustees, including the non-interested Trustees, considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.

Investment Compliance and Performance. The Board of Trustees, including the non-interested Trustees, considered whether each fund has operated within its investment objective and its record of compliance with its investment restrictions. It also reviewed each fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

The Investment Advisers' Personnel and Methods. The Board of Trustees, including the non-interested Trustees, reviews at least annually the background of each fund's portfolio manager and each fund's investment objective and discipline. The non-interested Trustees have also had discussions with senior management of the Investment Advisers responsible for investment operations and the senior management of Fidelity's bond group. Among other things they considered the size, education and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

Nature and Quality of Other Services. The Board of Trustees, including the non-interested Trustees, considered the nature, quality, cost and extent of administrative and shareholder services performed by the Investment Advisers and affiliated companies, under the existing Investment Advisory Contracts and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees, including the non-interested Trustees, has also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians.

Expenses. The Board of Trustees, including the non-interested Trustees, considered each fund's expense ratio, and expense ratios of a peer group of funds. It also considered the amount and nature of fees paid by shareholders.

Profitability. The Board of Trustees, including the non-interested Trustees, considered the level of the Investment Advisers' profits in respect of the management of the Fidelity funds, including each fund. This consideration included an extensive review of the Investment Advisers' methodology in allocating their costs to the management of a fund. The Board of Trustees, including the non-interested Trustees, has concluded that the cost allocation methodology employed by the Investment Advisers has a reasonable basis and is appropriate in light of all of the circumstances. It considered the profits realized by the Investment Advisers in connection with the operation of a fund and whether the amount of profit is a fair entrepreneurial profit for the management of a fund. It also considered the profits realized from non-fund businesses which may benefit from or be related to a fund's business. The Board of Trustees, including the non-interested Trustees, also considered the Investment Advisers' profit margins in comparison with available industry data.

Economies of Scale. The Board of Trustees, including the non-interested Trustees, considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees, including the non-interested Trustees, has concluded that any potential economies of scale are being shared between fund shareholders and the Investment Advisers in an appropriate manner.

Other Benefits to the Investment Advisers. The Board of Trustees, including the non-interested Trustees, also considered the character and amount of fees paid by each fund and each fund's shareholders for services provided by the Investment Advisers and their affiliates, including fees for services like transfer agency, fund accounting, and direct shareholder services. It also considered the allocation of fund brokerage to brokers affiliated with the Investment Advisers, the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds, and benefits to the Investment Advisers from the use of "soft" commission dollars to pay for research and brokerage services. The Board of Trustees, including the non-interested Trustees, also considered the revenues and profitability of the Investment Advisers' businesses other than their mutual fund business, including the Investment Advisers' retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees, including the non-interested Trustees, considered the intangible benefits that accrue to the Investment Advisers and their affiliates by virtue of their relationship with each fund.

Conclusion. Based on its evaluation of all material factors and assisted by the advice of independent counsel, the Board of Trustees, including the non-interested Trustees, concluded that the existing advisory fee structures are fair and reasonable, and that the existing Investment Advisory Contracts should be approved.

PROXY VOTING GUIDELINES

The following Proxy Voting Guidelines were established by the Board of Trustees of the funds, after consultation with Fidelity. (The guidelines are reviewed periodically by Fidelity and by the non-interested Trustees of the Fidelity funds, and, accordingly, are subject to change.)

I. General Principles

A. Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals. In general, FMR will oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

B. Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.

C. Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Operations Committee or its designee.

II. Portfolio shares should generally be voted against anti-takeover proposals, including:

A. Fair Price Amendments, except those that consider only a two year price history and are not accompanied by other anti-takeover measures.

B. Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer's Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

C. Authorization of "Blank Check" Preferred Stock.

D. Golden Parachutes:

1. Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

2. Compensation contracts for outside directors.

3. Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.

4. Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.

E. Supermajority Provisions.

F. Poison Pills:

1. Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.

2. FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.

3. FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company's Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

4. Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

5. If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company's Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

G. Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).

H. Transfer of authority from shareholders to directors.

I. Reincorporation in another state (when accompanied by anti-takeover provisions).

III. Stock Option Plans

A. Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:

1. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

2. The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

3. The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan, (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.

4. The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan's terms.

5. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:

a. They are granted by a compensation committee composed entirely of independent directors.

b. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

6. The plan's terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms, or board resolution, are met:

a. The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

b. The repricing is rarely used and then only to maintain option value due to extreme circumstances beyond management's control; and

c. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

7. Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company's executive officers, that no shares are currently available for such options under the company's existing plans, and that such options need to be granted before the company's next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders' meeting.

8. For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000®; the small capitalization company category generally includes all companies outside the Russell 1000.

B. FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

C. Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:

1. Whether the repricing proposal excludes senior management and directors;

2. Whether the options proposed to be repriced exceeded FMR's dilution thresholds when initially granted;

3. Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;

4. The company's relative performance compared to other companies within the relevant industry or industries;

5. Economic and other conditions affecting the relevant industry or industries in which the company competes and;

6. Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

IV. Restricted Stock Awards ("RSA") should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:

A. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

B. The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.

C. The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan's terms.

D. The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.

E. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:

1. They are granted by a compensation committee composed entirely of independent directors.

2. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

F. For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

G. Proposals to grant restricted stock in exchange for options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to grant restricted stock awards in exchange for options based upon whether the proposed exchange is consistent with the interests of shareholders, taking into account such factors as:

1. Whether the restricted stock award exchange proposal excludes senior management and directors;

2. Whether the options proposed to be exchanged exceeded FMR's dilution thresholds when initially granted;

3. Whether the restricted stock award exchange proposal is value neutral to shareholders based upon an acceptable stock award pricing model;

4. The company's relative performance compared to other companies within the relevant industry or industries;

5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

6. Any other facts or circumstances relevant to determining whether a restricted stock award exchange proposal is consistent with the interests of shareholders.

V. Other Stock-Related Plans should be evaluated on a case-by-case basis:

A. Omnibus Stock Plans - vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus. In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and IV will be measured against the total number of shares under all components of such plan.

B. Employee Stock Purchase Plans - vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

C. Stock Awards (other than stock options and RSAs) - generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

VI. Unusual Increases in Common Stock:

A. An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.

B. Measured as follows: requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority). (If the result is greater than 3, Portfolio shares should be voted against.)

VII. Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.

VIII. With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.

IX. Greenmail - Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.

X. Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.

A. Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

XI. Portfolio shares should be voted in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Portfolio shares should be voted in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

XIII. Employee Stock Ownership Plans ("ESOPs") should be evaluated on a case-by-case basis. Portfolio shares should usually be voted for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

XIV. Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.

XV. Avoidance of Potential Conflicts of Interest

Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies' relationship, business or otherwise, with that portfolio company.

FMR applies the following policies and follows the procedures set forth below:

A. FMR has placed responsibility for the Funds' proxy voting in the FMR Legal Department.

B. The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds' Board of Trustees.

C. The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp is authorized to take a final decision.

D. When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund's registration statement, FMR will use pass through voting or echo voting procedures.

XVI. Executive Compensation

FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

XVII. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the appointment of an independent chairperson. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, appointment of an independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

XVIII. Auditors

A. Portfolio shares should generally be voted against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the selection of the company's auditor.

B. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. Portfolio shares should also generally be voted against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

XIX. Incorporation or Reincorporation in Another State or Country

Portfolio shares should generally be voted against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and voted in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved Distribution and Service Plans on behalf of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. In addition, each Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Spartan Municipal Income and Spartan Intermediate Municipal Income shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

FDC may compensate intermediaries that satisfy certain criteria established from time to time by FDC relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares or other factors.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each fund has entered into a transfer agent agreement with Citibank, N.A. (Citibank), which is located at 111 Wall Street, New York, New York. Under the terms of the agreements, Citibank provides transfer agency, dividend disbursing, and shareholder services for each fund. Citibank in turn has entered into sub-transfer agent agreements with Fidelity Service Company (FSC), an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services for each fund and receives all related transfer agency fees paid to Citibank.

For providing transfer agency services, FSC receives a position fee and an asset-based fee each paid monthly with respect to each position in a fund. For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. The position fees are subject to increase based on postage rate changes.

FSC also collects fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research.

In addition, Citibank receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in each Fidelity Freedom Fund and Fidelity Four-in-One Index Fund, funds of funds managed by an FMR affiliate, according to the percentage of the QTP's, Freedom Fund's, or Fidelity Four-in-One Index Fund's assets that is invested in a fund, subject to certain limitations in the case of Fidelity Four-in-One Index Fund.

FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Each fund has also entered into a service agent agreement with Citibank. Under the terms of the agreements, Citibank provides pricing and bookkeeping services for each fund. Citibank in turn has entered into sub-service agent agreements with FSC. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for each fund and maintaining each fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to Citibank.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the funds are 0.0250% of the first $500 million of average net assets, 0.0150% of average net assets between $500 million and $3.5 billion, 0.0040% of average net assets between $3.5 billion and $25 billion, and 0.00180% of average net assets in excess of $25 billion. The fee is limited to a minimum of $30,000 per year.

Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the following table.

Fund	2004	2003	2002
Spartan Municipal Income	$ 636,000	$ 706,000	$ 694,000
Spartan Intermediate Municipal Income	$ 327,000	$ 417,000	$ 386,000

DESCRIPTION OF THE TRUSTS

Trust Organization. Spartan Municipal Income Fund is a fund of Fidelity Municipal Trust, an open-end management investment company created under an initial declaration of trust dated June 22, 1984. Spartan Intermediate Municipal Income Fund is a fund of Fidelity School Street Trust, an open-end management investment company created under an initial declaration of trust dated September 10, 1976. Currently, there are six funds offered in Fidelity Municipal Trust: Spartan Michigan Municipal Income Fund, Spartan Minnesota Municipal Income Fund, Spartan Municipal Income Fund, Spartan Ohio Municipal Income Fund, Spartan Pennsylvania Municipal Income Fund, and Spartan Short-Intermediate Municipal Income Fund. Currently, there are three funds offered in Fidelity School Street Trust: Fidelity New Markets Income Fund, Spartan Intermediate Municipal Income Fund, and Fidelity Strategic Income Fund. The Trustees are permitted to create additional funds in the trusts and to create additional classes of the funds.

The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in a trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the respective trusts shall be allocated between or among any one or more of its funds.

Shareholder Liability. Each trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

Each Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. Each Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. Each Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

Each Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. Each Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

Voting Rights. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

Fidelity School Street Trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. Generally, the merger of the trust or a fund or a class with another operating mutual fund or the sale of all or a portion of the assets of the trust or a fund or a class to another operating mutual fund requires approval by a vote of shareholders of the trust or the fund or the class. The Trustees may, however, reorganize or terminate the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Fidelity Municipal Trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodian. Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, independent registered public accounting firm, examines financial statements for the funds and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year ended December 31, 2004, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference.

FUND HOLDINGS INFORMATION

Each fund views material non-public holdings information as sensitive and limits the dissemination of such information to circumstances in which the recipient has a duty of confidentiality or in accordance with Board of Trustees-approved guidelines, as described below.

1. Each fund will provide a full list of its holdings as of the end of the fund's fiscal quarter on www. fidelity.com (Research) 60 days after its fiscal quarter-end.

2. Each fund will provide material non-public holdings information to third-parties that, i) calculate information derived from holdings either for use by FMR or by firms that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), and ii) enter into agreements that specify that, (a) holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, (c) the firms certify their information security policies and procedures, and (d) the firms limit the nature and type of information that may be disclosed to third-parties.

3. Except as discussed below, each fund may provide to ratings and rankings organizations the same information at the same time it is filed with the SEC or one day after the information is provided on Fidelity's web site.

The information referenced in (1) above, will be available on the web site until updated for the next applicable period.


The entities that may receive the information described in (2) above are: Factset (full holdings daily, on the next day); iMoneynet (aggregate holdings weekly, one day after the end of the week); Kynex (full holdings weekly, one day after the end of the week); Vestek (full holdings, as of the end of the calendar quarter, 15 days after the calendar quarter-end); S&P (full holdings weekly, six days after the end of the week); Moody's Investor Services (full holdings weekly, six days after the end of the week); and Wall Street Concepts (REMIC securities quarterly, 15 days after calendar quarter-end).

In addition, material non-public holdings information may be provided as part of the normal investment activities of each fund to the following entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed: auditors; the custodians; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the funds or the non-interested trustees; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation.

A fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the fund.

As authorized by the Board of Trustees, FMR's Disclosure Policy Committee, has established and administers guidelines found by the Board to be in the best interests of shareholders concerning the dissemination of fund holdings information, and resolution of conflicts of interest in connection with such disclosure, if any. The Disclosure Policy Committee reviews and decides on each information request and, if granted, how and by whom that information will be disseminated. The Disclosure Policy Committee is comprised of the funds' Treasurer and Deputy Treasurers and the executive officers of FMR. It reports to the Board of Trustees periodically. Any modifications to the guidelines require prior Board approval.

FMR, any affiliates, and the fund will not enter into any arrangements with third-parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, FMR desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the funds' SAI.

There is no assurance that the funds' policies on holdings information will protect the funds from the potential misuse of holdings by individuals or firms in possession of that information.

APPENDIX

On July 19, 2004, a class action complaint entitled Gilliam, et al. v. Fidelity Management & Research Co., FMR Co., Inc., FMR Corp., Fidelity Distributors Corp., et al. was filed in the U.S. District Court for the District of Massachusetts alleging, among other things, that the defendants failed to disclose revenue sharing and fund portfolio brokerage practices adequately in the prospectuses of certain Fidelity funds. The complaint, which names over 200 Fidelity funds as nominal defendants, seeks unspecified damages. Four additional lawsuits making similar allegations have been filed, and other similar cases may be filed in the future. Any recovery of damages would revert to the funds. Fidelity believes these allegations are without merit and intends to defend them vigorously.

Spartan, Fidelity Investments & (Pyramid) Design, Fidelity, and Magellan are registered trademarks of FMR Corp.

Strategic Advisers is a service mark of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity's

Ohio Municipal

Funds

Fidelity® Ohio Municipal Money Market Fund

(fund number 419, trading symbol FOMXX)

Spartan® Ohio Municipal Income Fund

(fund number 088, trading symbol FOHFX)

Prospectus

February 27, 2005

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

Ohio Municipal Money Market Fund seeks as high a level of current income, exempt from federal income tax and from Ohio personal income tax, as is consistent with the preservation of capital.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing in municipal money market securities.
  Normally investing at least 80% of assets in municipal securities whose interest is exempt from federal and Ohio personal income taxes.
  Potentially investing up to 20% of assets in municipal securities whose interest is subject to Ohio personal income tax.
  Potentially investing more than 25% of assets in municipal securities that finance similar types of projects.
  Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
  Foreign Exposure. Entities providing credit support or a maturity-shortening structure that are located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
  Geographic Concentration. Unfavorable political or economic conditions within Ohio can affect the credit quality of issuers located in that state.
  Issuer-Specific Changes. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Investment Objective

Spartan® Ohio Municipal Income Fund seeks a high level of current income exempt from federal income tax and Ohio personal income tax.

Principal Investment Strategies

FMR's principal investment strategies include:

Prospectus

Fund Summary - continued

  Normally investing at least 80% of assets in investment-grade municipal securities whose interest is exempt from federal and Ohio personal income taxes.
  Managing the fund to have similar overall interest rate risk to an index, which as of December 31, 2004, was the Lehman Brothers® Ohio 4 Plus Year Enhanced Municipal Bond Index.
  Allocating assets across different market sectors and maturities.
  Potentially investing more than 25% of assets in municipal securities that finance similar types of projects.
  Analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer to select investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Geographic Concentration. Unfavorable political or economic conditions within Ohio can affect the credit quality of issuers located in that state.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Performance

The following information is intended to help you understand the risks of investing in each fund. The information illustrates the changes in each fund's performance from year to year and compares Spartan Ohio Municipal Income's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Spartan Ohio Municipal Income also compares its performance to the performance of an additional index over various periods of time. Returns (before and after taxes for the bond fund) are based on past results and are not an indication of future performance.

Prospectus

Year-by-Year Returns

OH Municipal Money Market
Calendar Years	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
	3.48%	3.08%	3.29%	3.09%	2.86%	3.71%	2.52%	1.13%	0.64%	0.76%



During the periods shown in the chart for Ohio Municipal Money Market:	Returns	Quarter ended
Highest Quarter Return	 0.98%	December 31, 2000
Lowest Quarter Return	 0.12%	September 30, 2003
Spartan OH Municipal Income
Calendar Years	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
	16.39%	4.23%	8.74%	5.79%	-2.83%	11.68%	4.73%	9.68%	5.72%	4.44%



During the periods shown in the chart for Spartan Ohio Municipal Income:	Returns	Quarter ended
Highest Quarter Return	 6.95%	March 31, 1995
Lowest Quarter Return	 -2.77%	June 30, 2004

Prospectus

Fund Summary - continued

Average Annual Returns

After-tax returns for the bond fund are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

For the periods ended December 31, 2004	Past 1 year	Past 5 years	Past 10 years
Ohio Municipal Money Market	 0.76%	 1.75%	 2.45%
Spartan Ohio Municipal Income
Return Before Taxes	 4.44%	 7.21%	 6.74%
Return After Taxes on Distributions	 4.24%	 7.11%	 6.62%
Return After Taxes on Distributions and Sale of Fund Shares	 4.58%	 6.86%	 6.48%
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	 4.48%	 7.20%	 7.06%
Lehman Brothers Ohio 4 Plus Year Enhanced Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	 4.58%	 7.48%	 7.12%
LipperSM Ohio Municipal Debt Funds Average (reflects no deduction for sales charges or taxes)	 3.62%	 6.17%	 6.04%

If FMR were to reimburse certain expenses, returns would be higher during these periods.

Lehman Brothers Municipal Bond Index is a market value-weighted index of investment-grade fixed-rate tax-exempt municipal bonds with maturities of one year or more.

Lehman Brothers Ohio 4 Plus Year Enhanced Municipal Bond Index is a market value-weighted index of Ohio investment-grade fixed-rate municipal bonds with maturities of four years or more.

The Lipper Funds Average reflects the performance of mutual funds with similar objectives.

Fee Table

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of a fund. The annual fund operating expenses provided below for each fund do not reflect the effect of any reduction of certain expenses during the period.

Prospectus

Shareholder fees (paid by the investor directly)A

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 30 days (as a % of amount redeemed)
for Spartan Ohio Municipal Income onlyB	0.50%

A If the fund is your Fidelity brokerage core, you will pay fees charged in connection with certain activity in your Fidelity brokerage account directly from your fund investment. Please see your Fidelity brokerage account materials for additional information.

B A redemption fee may be charged when you sell your shares or if your shares are redeemed because your fund balance falls below the balance minimum for any reason, including solely due to declines in net asset value per share.

Annual operating expenses (paid from fund assets)

OH Municipal Money Market	Management fee 	0.38%
	Distribution and/or Service (12b-1) fees	None
	Other expenses 	0.16%
	Total annual fund operating expensesA	0.54%
Spartan OH Municipal Income	Management fee 	0.38%
	Distribution and/or Service (12b-1) fees	None
	Other expenses 	0.12%
	Total annual fund operating expensesB	0.50%

A Effective February 1, 2005, FMR has voluntarily agreed to reimburse Ohio Municipal Money Market to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 0.55%. This arrangement may be discontinued by FMR at any time.

B Effective April 1, 1997, FMR has voluntarily agreed to reimburse Spartan Ohio Municipal Income to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 0.55%. This arrangement may be discontinued by FMR at any time.

Prospectus

Fund Summary - continued

This example helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.

Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

OH Municipal Money Market	1 year	$ 55
	3 years	$ 173
	5 years	$ 302
	10 years	$ 677
Spartan OH Municipal Income	1 year	$ 51
	3 years	$ 160
	5 years	$ 280
	10 years	$ 628

Through arrangements with each fund's custodian and transfer agent, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses would have been 0.53% for Ohio Municipal Money Market and 0.49% for Spartan Ohio Municipal Income.

Prospectus

Fund Basics

Investment Details

Investment Objective

Ohio Municipal Money Market Fund seeks as high a level of current income, exempt from federal income tax and from Ohio personal income tax, as is consistent with the preservation of capital.

Principal Investment Strategies

FMR normally invests the fund's assets in municipal money market securities.

FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal and Ohio personal income taxes. Municipal securities whose interest is exempt from federal and Ohio personal income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

FMR may invest up to 20% of the fund's assets in municipal securities whose interest is subject to Ohio personal income tax under normal circumstances. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities.

In buying and selling securities for the fund, FMR complies with industry-standard regulatory requirements for money market funds regarding the quality, maturity, and diversification of the fund's investments. FMR may invest the fund's assets in municipal money market securities by investing in other funds. FMR stresses maintaining a stable $1.00 share price, liquidity, and income.

Investment Objective

Spartan Ohio Municipal Income Fund seeks a high level of current income exempt from federal income tax and Ohio personal income tax.

Principal Investment Strategies

FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal and Ohio personal income taxes. The municipal securities in which the fund invests are normally investment-grade (those of medium and high quality). Municipal securities whose interest is exempt from federal and Ohio personal income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

FMR may invest the fund's assets in municipal securities whose interest is subject to Ohio personal income tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

Prospectus

Fund Basics - continued

FMR uses an index that represents the market for the types of securities in which the fund invests as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of December 31, 2004, FMR was using the Lehman Brothers Ohio 4 Plus Year Enhanced Municipal Bond Index in managing the fund's investments. As of December 31, 2004, the fund's dollar-weighted average maturity was approximately 14.3 years and the index's dollar-weighted average maturity was approximately 14.7 years.

FMR allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector and maturity.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR analyzes a security's structural features and current price compared to its estimated long-term value, any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

In addition to the principal investment strategies discussed above, FMR may invest the fund's assets in lower-quality debt securities, and may use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. FMR may invest the fund's assets in municipal debt securities by investing in other funds. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds, and other securities that FMR believes have debt-like characteristics, including hybrids and synthetic securities.

Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Municipal money market securities include variable rate demand notes, commercial paper, and municipal notes.

Prospectus

Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

Principal Investment Risks

Many factors affect each fund's performance. Because FMR concentrates each fund's investments in Ohio, the fund's performance is expected to be closely tied to economic and political conditions within that state and to be more volatile than the performance of a more geographically diversified fund.

The money market fund's yield will change daily based on changes in interest rates and other market conditions. Although the fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of the fund's investments could cause the fund's share price to decrease.

The bond fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR may invest a significant percentage of the fund's assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

The following factors can significantly affect a fund's performance:

Municipal Market Volatility. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Interest Rate Changes. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Prospectus

Fund Basics - continued

Foreign Exposure. Entities providing credit support or a maturity-shortening structure that are located in foreign countries can involve increased risks. Extensive public information about the provider may not be available and unfavorable political, economic, or governmental developments could affect the value of the security.

Geographic Concentration. Ohio's economy, like that of other industrially developed states, tends to be more cyclical and vulnerable to economic downturns than the economies of some other states and the United States as a whole.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to these changes. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service (IRS) determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. In addition, if the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline in value.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.

Generally, each fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. Neither FMR nor the funds guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.

Prospectus

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance, and a fund could distribute income subject to federal or Ohio personal income tax.

Fundamental Investment Policies

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

Ohio Municipal Money Market Fund seeks as high a level of current income, exempt from federal income tax and from Ohio personal income tax, as is consistent with the preservation of capital. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal and Ohio personal income taxes.

Spartan Ohio Municipal Income Fund seeks a high level of current income exempt from federal income tax and Ohio personal income tax. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal and Ohio personal income taxes.

Valuing Shares

Each fund is open for business each day the New York Stock Exchange (NYSE) is open. Ohio Municipal Money Market is also open for business on Good Friday.

Each fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). Each fund's assets are valued as of this time for the purpose of computing the fund's NAV.

To the extent that each fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

The money market fund's assets are valued on the basis of amortized cost.

The bond fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair value pricing may be used for high yield debt and floating rate loans when available pricing information is stale or is determined for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While Spartan Ohio Municipal Income has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

You may buy or sell shares of a fund through a Fidelity brokerage account or a Fidelity mutual fund account. If you buy or sell shares of a fund (other than by exchange) through a Fidelity brokerage account, your transactions generally involve your Fidelity brokerage core (a settlement vehicle included as part of your Fidelity brokerage account).

If you do not currently have a Fidelity brokerage account or a Fidelity mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity brokerage account or a Fidelity mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares of the funds through an investment professional. If you buy or sell shares of a fund through an investment professional, the procedures for buying, selling, and exchanging shares of the fund and the account features and policies may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may also apply. For example, you may be charged a transaction fee if you buy or sell shares of a fund through a non-Fidelity broker or other investment professional.

Buying and Selling Information
Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003 Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time)

You should include the following information with any order to buy, sell, or exchange shares:

  Your name;
  Your account number;
  Name of fund whose shares you want to buy or sell; and
  Dollar amount or number of shares you want to buy or sell.

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

Prospectus

Shareholder Information - continued

Minimums
Initial Purchase
For OH Muni Money Market	$5,000
For Spartan OH Muni Income	$10,000
Subsequent Purchase
For OH Muni Money Market	$500
Through regular investment plans	$100
For Spartan OH Muni Income	$1,000
Through regular investment plans	$500
Balance
For OH Muni Money Market	$2,000
For Spartan OH Muni Income	$5,000

There is no minimum balance or initial or subsequent purchase minimum for investments through Portfolio Advisory ServicesSM  or a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager. In addition, each fund may waive or lower purchase minimums in other circumstances.

Frequent purchases and sales of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to a fund (such as brokerage commissions, or spreads paid to dealers who sell money market instruments to a fund), disrupting portfolio management strategies, or diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the fund's NAV. Accordingly, the Board of Trustees has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for Spartan Ohio Municipal Income. However, there is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent frequent trading. The fund may alter its policies at any time without prior notice to shareholders.

FMR anticipates that shareholders will purchase and sell shares of Ohio Municipal Money Market frequently because the money market fund is designed to offer investors a liquid cash option. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive or short-term trading of money market fund shares and Ohio Municipal Money Market accommodates frequent trading.

There is no minimum holding period and shareholders can sell their shares at any time. Shareholders will ordinarily comply with Spartan Ohio Municipal Income's policies regarding excessive trading by allowing 90 days to pass after each investment before they sell or exchange from the fund. The fund may take action if shares are held longer than 90 days if the trading is disruptive for other reasons such as unusually large trade size. Ohio Municipal Money Market has no limit on purchase or exchange transactions. Each fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, FMR reserves the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive, or short-term trading than those that are otherwise stated in this prospectus. In addition to these policies, Spartan Ohio Municipal Income imposes a redemption fee (short-term trading fee) on redemptions from the fund which is discussed in "Selling Shares."

Prospectus

Excessive trading activity is measured by the number of roundtrip transactions in a shareholder's account. A roundtrip transaction occurs when a shareholder buys and then sells shares of a fund within 30 days. Shareholders are limited to two roundtrip transactions per fund within any rolling 90-day period, subject to an overall limit of four roundtrip transactions across all Fidelity funds over a rolling 12-month period. Transactions of $1,000 or less, systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor will not count toward the roundtrip limits. For employer-sponsored retirement plans, only participant directed exchanges will count toward the roundtrip limits.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block for an 85-day period. For repeat offenders, FMR may, but does not have the obligation to, impose long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's common control at any time, other than a participant's account held through an employer-sponsored retirement plan. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted a minimum of one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified wrap programs will be monitored by matching the adviser's orders for purchase, exchange, or sale transactions in fund shares to determine if the adviser's orders comply with the fund's frequent trading policies. Additions to and withdrawals from a qualified wrap program by the adviser's client will not be matched with transactions initiated by the adviser. Therefore if the adviser buys shares of a fund and an individual client subsequently sells shares of the same fund within 30 days, the client's transaction is not matched with the adviser's and therefore does not count as a roundtrip. However, client initiated transactions are subject to the fund's policies on frequent trading and individual clients will be subject to restrictions due to their frequent trading in a wrap account. Excessive trading by an adviser will lead to fund blocks and the wrap program will cease to be a qualified wrap program. If the wrap program is blocked from making additional purchases or exchange purchases of a fund because of excessive trading by the adviser the wrap program will no longer be considered qualified and any transaction whether initiated by the adviser or the client will be matched when counting roundtrips. Commencing no later than March 31, 2005, wrap account client purchases and sale transactions will be monitored under the fund's monitoring policy as though the wrap clients were fund shareholders. A qualified wrap program is: i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Prospectus

Shareholder Information - continued

The fund's excessive trade monitoring policy described above does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund-of-fund(s) or other strategy funds, or omnibus accounts. Trustees or advisers of donor-advised charitable gift funds must certify to the fund's satisfaction that they either work from an asset allocation model or direct transactions in their accounts in concert with changes in a model portfolio and that participants are limited in their ability to influence investments by the trust. A qualified fund-of-fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's policies on frequent trading to shareholders at the fund-of-fund(s) level, or demonstrates that the fund-of-fund(s) has policies designed to control frequent trading and that they are reasonably likely to be effective as determined by the Fidelity fund's Treasurer. The adviser to the fund-of-fund(s) must also demonstrate to the Fidelity fund's Treasurer that its investment strategy will not lead to excessive trading. Strategy funds must commence monitoring for excessive trading no later than March 31, 2005. Omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to the fund. Short-term trading by these investors is likely to go undetected by the fund and may increase costs and disrupt portfolio management. The fund will monitor aggregate trading in qualified fund-of-funds and known omnibus accounts to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. There is no assurance that these policies will be effective, or will successfully detect or deter market timing.

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. There is no assurance that the fund's Treasurer will exercise this authority or, if the Treasurer does so, that the fund will be protected from the risks associated with frequent trading. The actions of the Treasurer are periodically reviewed with the Board of Trustees.

Prospectus

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except as provided under the fund's policies with respect to known omnibus accounts, qualified fund-of-fund(s), qualified wrap accounts, donor-advised charitable gift funds, and 30 day roundtrips.

Buying Shares

The price to buy one share of each fund is the fund's NAV. Each fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

A fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges.

For example, a fund may reject any purchase orders, including exchanges, from market timers or investors that, in FMR's opinion, may be disruptive to that fund.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Ohio Municipal Money Market is the fund's NAV. The price to sell one share of Spartan Ohio Municipal Income is the fund's NAV, minus the redemption fee (short-term trading fee), if applicable.

Spartan Ohio Municipal Income will deduct a 0.50% short-term trading fee from the redemption amount (or, if available, from your account if you have written a check) if you sell your shares or your shares are redeemed for failure to maintain the balance minimum after holding them less than 30 days. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.

Trading fees are paid to the fund rather than Fidelity, and are designed to offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

Prospectus

Shareholder Information - continued

The trading fee does not apply to i) reinvested dividends, ii) rollovers, transfers, and changes of account registration within the fund as long as the monies never leave the fund, or iii) redemptions in kind. Fidelity may assess trading fees in any of the preceding transactions if the transaction is intended to circumvent the fund's redemption fee policy. Trading fees apply to shares redeemed due to failure to maintain the balance minimum, even if the balance falls below the minimum due to market action.

The trading fee applies to all accounts, including wrap program accounts, except i) investment advisers that manage accounts that invest in the fund, including Strategic Advisers, an affiliate of FMR, may pay trading fees on behalf of their investors, ii) strategy funds, which are unitized group accounts consisting of qualified plan assets, will be treated as a single entity under the trading fee policy, and iii) intermediaries that hold shares on behalf of investors are required by the fund to track trading fees on shares purchased on or after January 3, 2005, based upon the age of the shares of each individual investor, and to remit the trading fees to the fund. The fund will refuse purchase orders from any identified intermediary who does not agree to track and remit trading fees based on the transactions of underlying investors. The Treasurer may extend the effective date for intermediaries that agree to track and remit redemption fees under an implementation plan that the intermediary commits to completing by a date approved by the fund.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect a fund.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. If you submit your request to Fidelity by mail, your request must be made in writing and include a signature guarantee if any of the following situations apply:

  You wish to sell more than $100,000 worth of shares;
  The address on your account (record address) has changed within the last 15 or 30 days, depending on your account, and you wish to sell $10,000 or more of shares;
  You are requesting that a check be mailed to a different address than the record address;
  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

Prospectus

When you place an order to sell shares, note the following:

  If you are selling some but not all of your Ohio Municipal Money Market shares, keep your fund balance above $2,000 to keep your fund position open, except fund positions not subject to balance minimums. If you are selling some but not all of your Spartan Ohio Municipal Income shares, keep your fund balance above $5,000 to keep your fund position open, except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of a fund.
  If you hold your shares in a Fidelity mutual fund account and you sell shares by writing a check, if available, the NAV and any applicable short-term trading fee will be determined on the date the check is received. If the amount of the check, plus any applicable fees, is greater than the value of your fund position, your check will be returned to you and you may be subject to additional charges.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

To sell shares issued with certificates, call Fidelity for instructions. Each fund no longer issues share certificates.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  Each fund may refuse any exchange purchase for any reason. For example, each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before exchanging into a fund, read its prospectus.

Prospectus

Shareholder Information - continued

  The fund you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  Currently, there is no limit on the number of exchanges out of Ohio Municipal Money Market.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The funds may terminate or modify the exchange privileges in the future.

Other funds may have different exchange restrictions, and may impose trading fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of the funds or to move money to and from your account, depending on whether you are investing through a Fidelity brokerage account or a Fidelity mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.
  You can use electronic funds transfer to:

- Make periodic (automatic) purchases of Fidelity fund shares or payments to your Fidelity brokerage account.

- Make periodic (automatic) redemptions of Fidelity fund shares or withdrawals from your Fidelity brokerage account.

Wire: electronic money movement through the Federal Reserve wire system To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

Automatic Transactions: periodic (automatic) transactions

  To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity brokerage account or Fidelity mutual fund account.
  To make contributions from a Fidelity mutual fund account to a Fidelity mutual fund IRA.
  To sell shares of a Fidelity money market fund and simultaneously to buy shares of another Fidelity fund in a Fidelity mutual fund account.

Checkwriting

  To sell Fidelity fund shares from your Fidelity mutual fund account (for Spartan Ohio Municipal Income, only if checkwriting was set up on your account prior to July 31, 2004) or withdraw money from your Fidelity brokerage account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your fund balance except reinvestment of distributions in the fund or another fund, certain transactions through automatic investment or withdrawal programs, certain transactions that are followed by a monthly account statement, and other transactions in your Fidelity brokerage core).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in a household holds shares of a fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

Prospectus

Shareholder Information - continued

You may be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000. It is expected that fund balances will be valued on the second Friday in November of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use regular investment plans.

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $2,000 for Ohio Municipal Money Market or $5,000 for Spartan Ohio Municipal Income, for any reason, including solely due to declines in NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

Each fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gain distributions.

The bond fund normally declares dividends daily and pays them monthly. The bond fund normally pays capital gain distributions in February and December.

Distributions you receive from the money market fund consist primarily of dividends. The money market fund normally declares dividends daily and pays them monthly.

Earning Dividends

Shares begin to earn dividends on the first business day following the day of purchase.

Shares earn dividends until, but not including, the next business day following the day of redemption.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for each fund:

Prospectus

1. Reinvestment Option. Your dividends and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. (bond fund only) Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions, if any, will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions, if any, will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in a fund could have tax consequences for you.

Taxes on distributions. Each fund seeks to earn income and pay dividends exempt from federal income tax and Ohio personal income tax.

A portion of the dividends you receive may be subject to federal, state, or local income tax or may be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to a fund's sale of municipal bonds.

For federal tax purposes, certain of each fund's distributions, including distributions of short-term capital gains and gains on the sale of bonds characterized as market discount, are taxable to you as ordinary income, while each fund's distributions of long-term capital gains, if any, are taxable to you generally as capital gains.

For Ohio personal income tax purposes, distributions derived from interest on municipal securities of Ohio issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as capital gains are generally exempt from Ohio personal income tax to the extent derived from municipal securities of Ohio issuers. All other distributions may be taxable for Ohio personal income tax purposes.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as taxable income or a return of capital to shareholders for federal income tax or Ohio personal income tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

Prospectus

Shareholder Information - continued

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a potentially taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on transactions. Your bond fund redemptions, including exchanges, may result in a capital gain or loss for federal and Ohio personal income tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is each fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of March 30, 2004, FMR had approximately $8.8 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing each fund's investments and handling its business affairs.

Affiliates assist FMR with foreign investments:

  Fidelity International Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for each fund. As of September 28, 2004, FIIA had approximately $17.9 billion in discretionary assets under management. For each fund, FIIA may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.
  Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), at 25 Cannon Street, London, EC4M 5TA, England, serves as a sub-adviser for each fund. As of September 28, 2004, FIIA(U.K.)L had approximately $10.7 billion in discretionary assets under management. For each fund, FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

Fidelity Investments Money Management, Inc. (FIMM), at One Spartan Way, Merrimack, New Hampshire 03054, serves as a sub-adviser for each fund. FIMM has day-to-day responsibility for choosing investments for each fund.

FIMM is an affiliate of FMR. As of March 30, 2004, FIMM had approximately $268.3 billion in discretionary assets under management.

Douglas McGinley is vice president and manager of Spartan Ohio Municipal Income Fund, which he has managed since June 2002. He also manages other Fidelity funds. Since joining Fidelity Investments in 1994, Mr. McGinley has worked as an analyst and manager.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Prospectus

Fund Services - continued

Each fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For December 2004, the group fee rate was 0.12% for Ohio Municipal Money Market and Spartan Ohio Municipal Income. The individual fund fee rate is 0.25% for Ohio Municipal Money Market and Spartan Ohio Municipal Income.

The total management fee for the fiscal year ended December 31, 2004, was 0.38% of the fund's average net assets for Ohio Municipal Money Market and 0.38% of the fund's average net assets for Spartan Ohio Municipal Income.


FMR pays FIMM for providing sub-advisory services. FIMM pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L.

FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a fund's expenses and boost its performance.


Fund Distribution

Fidelity Distributors Corporation (FDC) distributes each fund's shares.

Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees of each fund has authorized such payments.

If payments made by FMR to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of a fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

Prospectus

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights tables are intended to help you understand each fund's financial history for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, along with each fund's financial highlights and financial statements, are included in each fund's annual report. A free copy of each annual report is available upon request.

OH Municipal Money Market

Years ended December 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period 	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income 	 .008	 .006	 .011	 .025	 .036
Distributions from net investment income 	 (.008)	 (.006)	 (.011)	 (.025)	 (.036)
Net asset value, end of period 	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A 	 .76%	 .64%	 1.13%	 2.52%	 3.71%
Ratios to Average Net Assets B
Expenses before expense reductions 	 .54%	 .54%	 .54%	 .55%	 .56%
Expenses net of voluntary waivers, if any 	 .54%	 .54%	 .54%	 .55%	 .56%
Expenses net of all reductions 	 .53%	 .53%	 .51%	 .51%	 .55%
Net investment income 	 .77%	 .64%	 1.12%	 2.47%	 3.64%
Supplemental Data
Net assets, end of period (000 omitted) 	$ 770,058	$ 687,760	$ 652,072	$ 622,602	$ 516,018

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

Prospectus

Appendix - continued

Spartan OH Municipal Income

Years ended December 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period 	$ 12.10	$ 12.03	$ 11.54	$ 11.54	$ 10.86
Income from Investment Operations
Net investment income B 	 .496	 .507	 .527	 .542 D	 .552
Net realized and unrealized gain (loss) 	 .026	 .166	 .568	 (.002) D	 .681
Total from investment operations 	 .522	 .673	 1.095	 .540	 1.233
Distributions from net investment income 	 (.497)	 (.508)	 (.525)	 (.540)	 (.553)
Distributions from net realized gain 	 (.145)	 (.095)	 (.080)	 -	 -
Total distributions 	 (.642)	 (.603)	 (.605)	 (.540)	 (.553)
Redemption fees added to paid in capital 	 - B, E	 - B, E	 - B, E	 - B, E	 -
Net asset value, end of period 	$ 11.98	$ 12.10	$ 12.03	$ 11.54	$ 11.54
Total Return A 	 4.44%	 5.72%	 9.68%	 4.73%	 11.68%
Ratios to Average Net AssetsC
Expenses before expense reductions 	 .50%	 .51%	 .51%	 .51%	 .52%
Expenses net of voluntary waivers, if any 	 .50%	 .51%	 .51%	 .51%	 .52%
Expenses net of all reductions 	 .49%	 .50%	 .49%	 .46%	 .46%
Net investment income 	 4.13%	 4.20%	 4.45%	 4.64% D	 4.99%
Supplemental Data
Net assets, end of period (000 omitted) 	$ 423,597	$ 431,039	$ 435,057	$ 399,353	$ 381,052
Portfolio turnover rate 	 26%	 22%	 19%	 17%	 28%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

E Amount represents less than $.001 per share.

Prospectus

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the funds. Each fund will provide a full list of its holdings on Fidelity's website, www.fidelity.com (Research), 60 days after fiscal quarter-end. The money market fund's monthly holdings are also available monthly, 15 days or more after month-end by calling Fidelity at 1-800-544-8544. A description of each fund's policies and procedures for disclosing its holdings is available in the funds' SAI. The SAI also includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports also include additional information. Spartan Ohio Municipal Income's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus or an annual or semi-annual report or to request other information.

The SAI, the funds' annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Numbers, 811-02720 and 811-06454

Fidelity, Spartan, Fidelity Investments & (Pyramid) Design, FAST, and Directed Dividends are registered trademarks of FMR Corp.

Portfolio Advisory Services is a service mark of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

1.539993.107 OFS/OFR-pro-0205

FIDELITY® OHIO MUNICIPAL MONEY MARKET FUND

A Fund of Fidelity Municipal Trust II

SPARTAN® OHIO MUNICIPAL INCOME FUND

A Fund of Fidelity Municipal Trust

STATEMENT OF ADDITIONAL INFORMATION

February 27, 2005

This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual report are incorporated herein. The annual reports are supplied with this SAI.

To obtain a free additional copy of the prospectus, dated February 27, 2005, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity's web site at www.fidelity.com.

TABLE OF CONTENTS	PAGE
Investment Policies and Limitations	<Click Here>
Special Considerations Regarding Ohio	<Click Here>
Special Considerations Regarding Puerto Rico	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Buying, Selling, and Exchanging Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contracts	<Click Here>
Board Approval of the Existing Investment Advisory Contracts	<Click Here>
Proxy Voting Guidelines	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trusts	<Click Here>
Financial Statements	<Click Here>
Fund Holdings Information	<Click Here>
Appendix	<Click Here>

OFS/OFR-ptb-0205
1.701220.107

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are each fund's fundamental investment limitations set forth in their entirety.

Diversification

For Ohio Municipal Money Market:

The fund may not purchase the securities of any issuer, if, as a result, the fund would not comply with any applicable diversification requirements for a money market fund under the Investment Company Act of 1940 and the rules thereunder, as such may be amended from time to time.

Senior Securities

For each fund:

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Short Sales

For Ohio Municipal Money Market:

The fund may not sell securities short, unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold short.

Margin Purchases

For Ohio Municipal Money Market:

The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions.

Borrowing

For each fund:

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

For each fund:

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

For each fund:

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry.

For purposes of each of Ohio Municipal Money Market's and Spartan® Ohio Municipal Income's concentration limitation discussed above, Fidelity Management & Research Company (FMR) identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

Real Estate

For each fund:

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

For Ohio Municipal Money Market:

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities.

For Spartan Ohio Municipal Income:

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall nor prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

For each fund:

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

Investing for Control or Management

For Spartan Ohio Municipal Income:

The fund may not invest in companies for the purpose of exercising control or management.

Pooled Funds

For Spartan Ohio Municipal Income:

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

For Ohio Municipal Money Market:

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Diversification

For Ohio Municipal Money Market:

With respect to 75% of its total assets, the fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other money market funds) if, as a result, more than 5% of the fund's total assets would be invested in the securities of that issuer.

For purposes of the fund's diversification limitation discussed above, FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

For purposes of the fund's diversification limitation discussed above, certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.

For Spartan Ohio Municipal Income:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

For purposes of the fund's diversification limitation discussed above, Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that (a) no more than 5% of the fund's total assets are invested in securities of any one issuer, and (b) the fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other regulated investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

For purposes of the fund's diversification limitation discussed above, FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

Short Sales

For Spartan Ohio Municipal Income:

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin Purchases

For Spartan Ohio Municipal Income:

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

For each fund:

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

For each fund:

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

For each fund:

The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

Pooled Funds

For Spartan Ohio Municipal Income:

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

For Ohio Municipal Money Market:

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

In addition to each fund's fundamental and non-fundamental limitations discussed above:

For a fund's limitations on futures, options, and swap transactions, as applicable, see the section entitled "Limitations on Futures, Options, and Swap Transactions" on page <Click Here>.

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.

Affiliated Bank Transactions. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Borrowing. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities. A municipal fund's uninvested cash may earn credits that reduce fund expenses.

Central Funds are money market or short-term bond funds managed by FMR or its affiliates. The money market central funds seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The money market central funds comply with industry-standard regulatory requirements for money market funds regarding the quality, maturity, and diversification of their investments. The short-term bond central funds seek to obtain a high level of current income consistent with preservation of capital.

Dollar-Weighted Average Maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.

Futures, Options, and Swaps. The following paragraphs pertain to futures, options, and swaps: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures, Options, and Swap Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, Writing Put and Call Options, and Swap Agreements.

Combined Positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index, and some are based on Eurodollars. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

Positions in Eurodollar futures reflect market expectations of forward levels of three-month London Interbank Offered Rate (LIBOR) rates.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

Limitations on Futures, Options, and Swap Transactions. The trust, on behalf of the bond fund, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the fund's operation. Accordingly, the bond fund is not subject to registration or regulation as a CPO.

Spartan Ohio Municipal Income will not: (a) sell futures contracts, purchase put options, write call options, or enter into swap agreements if, as a result, more than 25% of the fund's total assets would be hedged with futures and/or options and/or swap agreements under normal conditions; (b) purchase futures contracts, write put options, or enter into swap agreements (other than swaps entered into for hedging purposes under (a)) if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options plus the notional amount of any such swaps would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to futures, options, or swaps.

The above limitations on the fund's (other than the money market fund's) investments in futures contracts, options, and swaps, and the fund's policies regarding futures contracts, options, and swaps discussed elsewhere in this SAI may be changed as regulatory agencies permit.

Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Purchasing Put and Call Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Swap Agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), total return swaps (where the parties exchange a floating rate for the total return of a security or index), and credit default swaps (where one party pays a fixed rate and the other agrees to buy a specific issuer's debt at par upon the occurrence of certain agreed events, including for example, if the issuer is bankrupt, defaults on any of its debt obligations or makes arrangements with a creditor to modify a debt obligation).

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

Swap agreements also may allow a fund to acquire or reduce credit exposure to a particular issuer. The most significant factor in the performance of swap agreements is the change in the factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In the case of a physically settled credit default swap written by the fund, the fund must be prepared to pay par for and take possession of eligible debt of a defaulted issuer. If a swap counterparty's creditworthiness declines, the risk that they may not perform may increase, potentially resulting in a loss to the fund. In the case of a credit default swap written by the fund, the fund will experience a loss if a credit event occurs and the credit of the underlying referenced entity (the debt issuer as to which credit protection has been written) has deteriorated. Although there can be no assurance that the fund will be able to do so, the fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the underlying referenced entity has declined.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates; however, municipal funds currently intend to participate in this program only as borrowers. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

Inverse Floaters have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by Moody's® Investors Service, Standard & Poor's® (S&P®), Fitch Inc., Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization (NRSRO) by the SEC, or is unrated but considered to be of equivalent quality by FMR.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Money Market Securities are high-quality, short-term obligations. Money market securities may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Municipal Insurance. A municipal bond may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal bond in the event of default by the issuer, and cover a municipal bond to its maturity, enhancing its credit quality and value.

Municipal bond insurance does not insure against market fluctuations or fluctuations in a fund's share price. In addition, a municipal bond insurance policy will not cover: (i) repayment of a municipal bond before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal bond issue whereby part of the municipal bond issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

FMR may decide to retain an insured municipal bond that is in default, or, in FMR's view, in significant risk of default. While a fund holds a defaulted, insured municipal bond, the fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the municipal bond matures, or in connection with a mandatory sinking fund redemption.

Principal Municipal Bond Insurers. The various insurance companies providing primary and secondary market insurance policies for municipal bonds are described below. Ratings reflect each respective rating agency's assessment of the creditworthiness of an insurer and the insurer's ability to pay claims on its insurance policies at the time of the assessment.

Ambac Assurance Corp., a wholly-owned subsidiary of Ambac Financial Group Inc., is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Ambac Assurance Corp. are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

Connie Lee Insurance Co. is a wholly-owned subsidiary of Connie Lee Holdings Inc., which is a wholly-owned subsidiary of Ambac Assurance Corp. All losses incurred by Connie Lee Insurance Co. that would cause its statutory capital to drop below $75 million would be covered by Ambac Assurance Corp. Connie Lee Insurance Co. is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Connie Lee Insurance Co. are rated "AAA" by S&P.

Financial Guaranty Insurance Co. (FGIC), a wholly-owned subsidiary of GE Capital Services, is authorized to provide bond insurance in the 50 U.S. states and the District of Columbia. Bonds insured by FGIC are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

Financial Security Assurance Inc. (FSA), a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd., is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and three U.S. territories. Bonds insured by FSA are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

Municipal Bond Investors Assurance Corp. (MBIA Insurance Corp.), a wholly-owned subsidiary of MBIA Inc., a publicly-owned company, is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by MBIA Insurance Corp. are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

Municipal Leases and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. If a municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.

Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before the Ohio legislature that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected, and the Trustees would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for a money market fund to maintain a stable net asset value per share (NAV).

Education. In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Electric Utilities. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.

Health Care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Water and Sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Put Features entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.

Refunding Contracts. Securities may be purchased on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and a purchaser to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A purchaser generally will not be obligated to pay the full purchase price if the issuer fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer. A purchaser may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and a fund's yield and may be viewed as a form of leverage.

Securities of Other Investment Companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

Standby Commitments are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund may acquire standby commitments to enhance the liquidity of portfolio securities.

Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.

Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by a letter of credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not generally marketable; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Temporary Defensive Policies.

Ohio Municipal Money Market reserves the right to hold a substantial amount of uninvested cash or to invest more than normally permitted in taxable obligations for temporary, defensive purposes.

Spartan Ohio Municipal Income reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in taxable obligations for temporary, defensive purposes.

Tender Option Bonds are created by coupling an intermediate- or long-term, fixed-rate, municipal bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds, FMR will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

In many instances bonds and participation interests have tender options or demand features that permit the holder to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. Variable rate instruments structured in this fashion are considered to be essentially equivalent to other variable rate securities. The IRS has not ruled whether the interest on these instruments is tax-exempt. Fixed-rate bonds that are subject to third party puts and participation interests in such bonds held by a bank in trust or otherwise may have similar features.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

SPECIAL CONSIDERATIONS REGARDING OHIO

The following information regarding the State and its local units of government is a summary based upon information drawn from official statements and has not been independently verified.

As described above, each of the Ohio Funds will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Ohio Funds are therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

Much of this information is as of January 18, 2005, particularly debt figures and other statistics.

Ohio is the seventh most populous state. The Census count for 2000 was 11,353,140, up from 10,847,100 in 1990.

While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and machinery, including electrical machinery. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and a significant portion of total employment in agribusiness.

In earlier years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, then through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.0% vs. 4.0%), lower in 2001 (4.2% vs. 4.7%) and in 2002 (5.7% vs. 5.8%) and higher in 2003 (6.1% vs. 6.0%). In October 2004, the State unemployment rate was higher than the national rate (6.3% vs. 5.5%). The unemployment rate and its effects vary among geographic areas of the State.

There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending.

Recent biennium ending GRF balances were:
Biennium	Fund Balance	Cash Balance
1992-93	$ 111,013,000	$ 393,634,000
1994-95	$ 928,019,000	$ 1,312,234,000
1996-97	$ 834,933,000	$ 1,367,750,000
1998-99	$ 976,778,000	$ 1,512,528,000
2000-01	$ 219,414,000	$ 817,069,000
2002-03	$ 52,338,000	$ 396,539,000

Actions have been and may be taken by the State during less favorable economic periods to ensure resource/expenditure balances (particularly in the GRF), some of which are described below. None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.

The appropriations acts for the 2004-05 biennium include all necessary appropriations for debt service on State obligations and for lease payments relating to lease obligations issued by the Ohio Building Authority and the Treasurer of State, and previously by the Ohio Public Facilities Commission.

The following is a selective general discussion of State finances, particularly GRF receipts and expenditures, for the recent and the current bienniums.

1992-93. State and national fiscal uncertainties necessitated several actions to achieve positive GRF ending balances. An interim appropriations act was enacted effective July 1, 1991 that included appropriations for both years of the biennium for debt service and lease rental payments on State obligations payable from the GRF, even though most other GRF appropriations were made for only one month. The general appropriations act for the entire biennium was then passed on July 11, 1991. Included in the GRF resources appropriated was a transfer of $200,000,000 from the Budget Stabilization fund (BSF) to the GRF.

To address a projected Fiscal Year 1992 imbalance, the Governor ordered most State agencies to reduce GRF spending in the final six months of that Fiscal Year by a total of $184,000,000, the entire $100,400,000 BSF balance and additional amounts from certain other funds were transferred to the GRF, and other revenue and spending actions were taken.

Steps to ensure positive biennium-ending GRF balances for Fiscal Year 1993 included the Governor ordering selected GRF spending reductions totaling $350,000,000 and tax revisions that produced additional revenue of $194,500,000. As a first step toward BSF replenishment, $21,000,000 from the GRF ending balance was deposited in the BSF.

1994-95. Expenditures were below those authorized, primarily as the result of lower than expected Medicaid spending, and tax receipts (primarily auto sales/use) were significantly above estimates. Transfers from the biennium-ending GRF fund balance included $535,200,000 to the BSF and $322,800,000 to other funds, including a family services stabilization fund in anticipation of possible federal programs changes.

1996-97. From a higher than forecasted mid-biennium GRF fund balance, $100,000,000 was transferred for elementary and secondary school computer network purposes and $30,000,000 to a new State transportation infrastructure fund. Approximately $400,800,000 served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the GRF biennium-ending fund balance, $250,000,000 was directed to school buildings, $94,400,000 to the school computer network, $44,200,000 to school textbooks and instructional materials and a distance learning program, $34,400,000 to the BSF, and $262,900,000 to the State Income Tax Reduction Fund (ITRF).

1998-99. GRF appropriations of approximately $36 billion provided for significant increases in funding for primary and secondary education. Of the first Fiscal Year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701,400,000 was transferred to the ITRF, $200,000,000 into public school assistance programs, and $44,184,200 into the BSF. Of the GRF biennium-ending fund balance, $325,700,000 was transferred to school building assistance, $293,185,000 to the ITRF, $85,400,000 to SchoolNet (a program to supply computers for classrooms), $4,600,000 to interactive video distance learning, and $46,374,000 to the BSF.

2000-01. The State's financial situation varied substantially in the 2000-01 biennium. The first Fiscal Year of the biennium ended with a GRF cash balance of $1,506,211,000 and a fund balance of $855,845,000. A transfer of $49,200,000 from that balance increased the BSF to $1,002,491,000 (or 5% of GRF revenue for the preceding Fiscal Year). An additional $610,400,000 was transferred to the State Income Tax Reduction Fund.

In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645,300,000 to address shortfalls in its Medicaid and disability assistance programs. The State's share of this additional funding was $247,600,000, with $125,000,000 coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 by a 1 to 2% cut applying to most State departments and agencies. Expressly excluded from the reductions, in addition to debt service and lease rental payments relating to State obligations, were elementary and secondary education.

In March 2001, new lowered revenue estimates for Fiscal Year 2001 and for Fiscal Years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for Fiscal Year 2001 were reduced by $288,000,000. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further spending reductions (with the same exceptions mentioned above for debt service and education) and authorization to transfer from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000. The State ended Fiscal Year 2001 with a GRF fund balance of $219,414,000, making that transfer unnecessary.

2002-03. Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout Fiscal Years 2002-03, primarily as a result of continuing economic conditions. Budgetary pressures during this period were primarily due to continuing lower than previously anticipated levels of receipts from certain major revenue sources.

Consideration came in four general time frames - the June 2001 biennial appropriation act, late fall and early winter 2001, late spring and summer 2002, and late winter/spring 2003. Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. Some of the major program funding increases over the original appropriations for the preceding 2000-01 biennium were: Medicaid, 29%; primary and secondary education, 17%; adult and juvenile corrections, 6.2%; mental health and mental retardation, 2.8%; and higher education, 2.4%.

That original appropriations act provided for the following uses of certain reserves, aimed at achieving Fiscal Year and biennium ending positive GRF fund balances, based on then current estimates and projections:

  Transfer of up to $150,000,000 from the BSF to the GRF for increased Medicaid costs.
  An additional $10,000,000 transfer from the BSF to an emergency purposes fund.
  Transfer to the GRF in Fiscal Year 2002 of the entire $100,000,000 balance in the Family Services Stabilization Fund.

Necessary GRF debt service and lease rental appropriations for the biennium were requested in the Governor's proposed budget, incorporated in the related appropriations bills as introduced, and included in the versions as passed by the House and the Senate and in the act as passed and signed. The same was true for separate appropriations acts that included lease-rental appropriations for certain OBA-financed projects for the departments of Transportation and Public Safety, and Bureau of Workers' Compensation.

The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates. Based on reduced revenue collections in certain categories (particularly personal income taxes and, at that time, sales taxes), OBM then projected GRF revenue shortfalls of $709,000,000 for Fiscal Year 2002 and $763,000,000 for Fiscal Year 2003. Executive and legislative actions were taken based on those new estimates, including:

  The Governor promptly ordered reduced appropriations spending by most State agencies (expressly excepted were appropriations for or relating to debt service on State obligations), and limits on hiring and major purchases. Reductions were at the annual rate of 6% for most State agencies (including higher education institutions), with lesser reductions for correctional and other institutional agencies, and with exemptions for primary and secondary education and the adjutant general.
  December 2001 legislation, the more significant aspects of which included:
  Authorizing transfer of up to $248,000,000 from the BSF to the GRF during the current biennium. This was in addition to the $160,000,000 in transfers from the BSF provided for in the original appropriations act (and would reduce the BSF balance to approximately $604,000,000).
  Reallocating to the GRF a $260,000,000 portion of tobacco settlement receipts in Fiscal Years 2002 and 2003, intended to be replenished from settlement receipts in Fiscal Years 2013 and 2014.
  Reducing appropriation spending authorizations for the legislative and judicial branches.
  Making certain tax-related changes (including accelerating the time for certain payments).
  Authorizing Ohio's participation in a multi-state lottery game, estimated to generate $40,000,000 annually beginning in Fiscal Year 2003.

Continuing economic conditions, among other factors, then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall. Among areas of continuing concern were lower than anticipated levels of receipts from personal income and corporate franchise taxes. These updated GRF shortfall estimates were approximately $763,000,000 in Fiscal Year 2002 and $1.15 billion in Fiscal Year 2003. Further executive and legislative actions were taken for Fiscal Year 2002 to ensure a positive GRF fund balance for Fiscal Year 2002 and the biennium. In addition to further administrative and management steps, such as additional restraints on spending, those actions included legislation providing for among other things:

  Authorization of additional transfers to the GRF from the BSF of its entire previously unappropriated balance ($607,000,000) as needed in Fiscal Years 2002 and 2003, and of $50,800,000 of unclaimed funds to the GRF.
  $50,000,000 reduction in the Fiscal Year 2002 ending GRF balance (to $100,000,000 from its previously budgeted level of $150,000,000).
  Increased cigarette tax by 31¢ per pack (to a total 55¢ a pack), estimated by OBM to produce approximately $283,000,000 in Fiscal Year 2003.
  Transfers to the GRF of $345,000,000 from tobacco settlement money received in Fiscal Years 2002 and 2003. That amount had previously been earmarked and appropriated for elementary and secondary school facilities construction; moneys for that purpose will instead by provided by way of $345,000,000 in additionally authorized general obligation bonds.
  Extension of the State income tax to Ohio-based trusts (a "sunset" provision ends this tax December 31, 2004), and exemption of certain Ohio business taxes from recent federal tax law "economic stimulus changes" by modifying existing State law tie-ins to the federal tax base. The combination produced approximately $283,000,000 in Fiscal Year 2003.
  Selective additional appropriation cuts for certain departments.

Certain other provisions of the legislation were aimed at the future, rather than the 2002-03 biennium, including the indexing of State income tax brackets to the Gross Domestic Product beginning in July 2005.

Several categories of Fiscal Year 2002 GRF tax receipts were below those in the prior Fiscal Year. Overall, total GRF tax receipts were 1.1% below those in Fiscal Year 2001. Fiscal Year 2002 nevertheless did end with positive GRF balances of $108,306,000 (fund) and $619,217,000 (cash). This was accomplished by the remedial steps described above, including significant transfers from the BSF ($534,300,000) and from tobacco settlement moneys ($289,600,000). The Fiscal Year ending BSF balance was $427,904,000, with that entire balance appropriated for GRF use if needed in Fiscal Year 2003.

On July 1, 2002, the first day of the new Fiscal Year, the Governor issued an executive order directing a total of approximately $375,000,000 in GRF spending cutbacks for Fiscal Year 2003 (based on prior appropriations) by agencies and departments in his administration, as well as limitations on hiring, travel and major purchases. This cutback order reflected and was consistent with prior budget balancing discussions between the Governor and General Assembly. Annual cutbacks ranged generally from 7.5% to 15%, with allocation of amounts and manners determined by the OBM Director in consultation with the affected agencies and departments. Excluded from those cutbacks were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded were appropriations for debt service including lease rental contracts and all State office building rent, and ad valorem property tax relief payments (made to local taxing entities).

Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending of $40,000,000, OBM in late January announced an additional GRF shortfall of $720,000,000 for Fiscal Year 2003. The Governor ordered immediate additional reductions in appropriations spending intended to generate an estimated $121,600,000 of GRF savings through the end of the Fiscal Year (expressly excepted were appropriations for or relating to debt service on State obligations). The Governor also proposed for the General Assembly's prompt consideration the following additional revenue enhancements, transfers and expenditure reductions for Fiscal Year 2003 requiring legislative authorization to achieve the indicated financial effects as estimated by OBM:

  A 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30,000,000 savings. This reduction is in addition to the prior local government fund distribution adjustments noted below.
  Transfers to the GRF from unclaimed funds ($35,000,000) and various rotary funds ($21,400,000).
  A one-month acceleration in sales tax collections by vendors filing electronically, to produce $286,000,000.
  An additional increase in the cigarette tax of 45 cents per pack (to a total of $1.00 a pack), to produce approximately $140,000,000.
  A doubling of the current taxes on spirituous liquor and beer and wine, to net an additional $18,700,000.

The Governor proposed enactment of these legislative authorizations by March 1, 2003 in order to produce the indicated financial effects by the June 30 end of the Fiscal Year and biennium. The General Assembly gave its final approval on February 25, 2003 to legislation authorizing the first three elements (see above) of the Governor's proposal, but that legislation did not include the proposed additional taxes on cigarettes and spirituous liquor and beer and wine.

OBM projected at the time that the Governor's proposal to the General Assembly and the additional expenditure reductions ordered by the Governor in January 2003, coupled with the previously authorized transfer to the GRF of the then available and unused balance in the BSF, would result in a positive GRF fund balance at June 30, 2003. To offset the General Assembly's enactment of legislation that did not include the proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of Fiscal Year 2003. Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations.

Based on the Administration's continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2003. Those estimates revised Fiscal Year 2003 revenues downward by an additional $200,000,000 from OBM's January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. The Governor and OBM addressed this additional Fiscal Year 2003 revenue shortfall through additional expenditure controls and by drawing upon $193,000,000 of federal block grant aid made available to the State prior to June 30 under a federal law effective on May 28, 2003.

The State ended the 2002-03 biennium with a GRF fund and cash balances of $52,338,000 and $396,539,000, respectively, and a balance in the BSF of $180,705,000.

Additional appropriations actions during the 2002-2003 biennium, affecting most subdivisions and local libraries in the State, relate to the various local government assistance funds. The original appropriations act capped the amount to be distributed in Fiscal Years 2002 and 2003 to essentially the equivalent monthly payment amounts in Fiscal Years 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior Fiscal Year amounts or the amount that would have been distributed under the standard formula.

Current Biennium. The GRF appropriations bill for the 2004-05 biennium (beginning July 1, 2003) was passed by the General Assembly on June 19, 2003 and promptly signed (with selective vetoes) by the Governor June 26. Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's proposed budget, incorporated in the related appropriations bill as introduced and in the bill's versions as passed by the House and the Senate, and in the Act as passed and signed. (The same is true for the separate transportation and public safety and Bureau of Workers' Compensation appropriations acts containing lease-rental appropriations for certain OBA-financed ODOT, DPS and BWC projects.)

The Act provides for total GRF biennial expenditures of approximately $48.8 billion. Those authorized GRF expenditures for Fiscal Year 2004 are approximately 5.8% higher than the actual Fiscal Year 2003 expenditures (taking into account Fiscal Year 2003 expenditure reductions), and for Fiscal Year 2005 are approximately 3.5% higher than for Fiscal Year 2004. The following are examples of increases in authorized GRF biennial expenditures compared with actual 2002-03 expenditures in major program categories: primary and secondary education 5.1%; higher education 4.4%; mental health and mental retardation 4.1%; Medicaid 19.9%; and adult and juvenile corrections 5.7%.

The above expenditure levels reflect among other expenditure controls in the Act: Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in Fiscal Year 2004 and limited one-time increases in Fiscal Year 2005; and continued limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in Fiscal Years 2000 and 2001 or the amount that would have been distributed under the standard formula.

The GRF expenditure authorizations for the 2004-05 biennium also reflect and are supported by revenue enhancement actions contained in the Act including:

  A one-cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each Fiscal Year to which it applies.
  Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately $69,000,000 annually. (The inclusion of satellite television in the sales tax base, projected to produce approximately $21,000,000 annually, is subject to a legal challenge.)
  Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximately $29,000,000 annually.
  Elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64,000,000 annually.
  Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act (UDITPA) for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35,000,000 annually.

The Act also authorizes and OBM plans to transfer into the GRF on or before June 30, 2004 up to $242,800,000 of proceeds received from the national tobacco settlement. In addition, the Act reflects the draw down during the biennium of an additional $582,000,000 of federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003.

Based on regular monthly monitoring of revenues and expenditures, OBM on March 8, 2004 announced revised GRF revenue projections for Fiscal Years 2004 and 2005 based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF revenue projection by $247,100,000 (1.02%) for Fiscal Year 2004 and by $372,700,000 (1.48%) for Fiscal Year 2005, the Governor on March 8 ordered Fiscal Year 2004 expenditure reductions of approximately $100,000,000. On July 1, the Governor ordered Fiscal Year 2005 expenditure cuts of approximately $118 million in addition to a reduction of $50,000,000 in State spending on Medicaid reflecting an increased Federal share of certain Medicaid services. Those annualized reductions are one percent for corrections, youth services, mental health, and mental retardation and developmental disabilities; and four percent in Fiscal Year 2004 and six percent in Fiscal Year 2005 for other departments and agencies. Expressly excluded from those reductions are debt service and lease rental payments relating to State obligations, State basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs. The balance of those revenue reductions have been and will be offset by GRF expenditure lapses and, for Fiscal Year 2005, elimination of an anticipated $100,000,000 year-end transfer to the BSF while maintaining a one-half percent year-end GRF fund balance. The State ended Fiscal Year 2004 with a GRF fund balance of $157,509,000 and a GRF cash balance of $533,132,000.

Litigation pending in the Ohio Court of Claims contests the Ohio Department of Human Services (ODHS, now Ohio Department of Job and Family Services (ODJFS)) former Medicaid financial eligibility rules for married couples when one spouse is living in a nursing facility and the other resides in the community. ODHS promulgated new eligibility rules effective January 1, 1996. ODHS appealed an order of the federal court directing it to provide notice to persons potentially affected by the former rules from 1990 through 1995, and the Court of Appeals ruled in favor of ODHS; plaintiff's petition for certiorari was not granted by the U.S. Supreme Court. As to the Court of Claims case, it is not possible to state the period (beyond the current Fiscal Year) during which necessary additional Medicaid expenditures would have to be made. Plaintiffs have estimated total additional Medicaid expenditures at $600,000,000 for the retroactive period and, based on current law, it is estimated that the State's share of those additional expenditures would be approximately $240,000,000. The Court of Appeals has certified the class action and notice has been sent to the members of the class. Trial for liability only was completed in the Court of Claims in January 2003 and all post-trial briefs have been filed with that Court. In March 2004, the trial court issued a decision finding no liability with respect to ODJFS. The plaintiff class has filed an appeal from that decision to the Franklin County Court of Appeals. That appeal is currently pending.

The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the State in war.) The Constitution provides that "Except the debts above specified . . . no debt whatever shall hereafter be created by, or on behalf of the state."

By 17 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State general obligation (GO) debt and the pledge of taxes or excises to its payment. All related to the financing of capital facilities, except for three that funded bonuses for veterans and one that funded coal technology research and development. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, and conservation. Although supported by the general obligation pledge, highway debt is backed by a pledge of and has always been paid from the State's motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.

A 1999 constitutional amendment provides an annual debt service "cap" applicable to future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, new bonds may not be issued if future Fiscal Year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the Fiscal Year of issuance. Those direct obligations of the State include, for example, special obligation bonds that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.

In addition to its issuance of highway bonds, the State has also financed selected highway infrastructure projects by entering into agreements that call for payments to be made from federal transportation funds allocated to the State, subject to biennial appropriations by the General Assembly. Annual State payments under those agreements reach a maximum of $79,602,448 in Fiscal Year 2005. In the event of any insufficiency in those anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available federal moneys appropriated to ODOT for the purpose, and in the case of continued insufficiency the ODOT Director is to request a General Assembly appropriation for the purpose.

State agencies also have participated in office building and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of Participation (COPs) have been issued that represent fractionalized interests in or are payable from the State's anticipated payments. The number and amount of COPs issued in connection with those agreements have varied and will continue to vary. The maximum annual payment under those agreements, primarily made from GRF appropriations, is $3,265,375 in Fiscal Year 2023. Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made. Generally, the OBM Director's approval of such agreements is required, particularly if COPs are to be publicly-offered in connection with those agreements.

A statewide economic development program assists the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. The law authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations with a general maximum of $500,000,000 to be outstanding at any one time (excluding bonds issued to meet guarantees, if any). The aggregate amount from the liquor profits to be used in any Fiscal Year in connection with these bonds (excluding bonds issued to meet guarantees, if any) may not exceed $45,000,000. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $800,000,000. A 1996 issue of $168,740,000 of taxable bonds refunded outstanding bonds and provided additional loan moneys for facilities and equipment (i.e., the State's direct loan program). $101,980,000 of taxable forward purchase bonds were issued in 1998 to refund, as of 2006, term bonds of the 1996 issue stated to mature in 2016 and 2021. In 2003, the State issued $50,000,000 in bonds for innovation Ohio projects and $50,000,000 for research and development projects, followed by a 2004 issuance of $50,000,000 for its direct loan program. Pursuant to a 2000 constitutional amendment, the State has issued a first series of $50,000,000 of bonds for revitalization purposes that are also payable from State liquor profits. The maximum annual debt service on all state bonds payable from State liquor profits is $30,740,289 in Fiscal Year 2006.

Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute "debt" under the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.

Litigation, similar to that in other states, has been pending in Ohio courts since 1991 questioning the constitutionality of Ohio's system of school funding and compliance with the constitutional requirement that the State provide a "thorough and efficient system of common schools." On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years.

In its prior decisions, the Ohio Supreme Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.

On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Ohio Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Ohio Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. And on October 20, 2003 the United States Supreme Court declined to accept the plaintiff's subsequent petition requesting further review of the case.

The General Assembly has taken several steps, including significantly increasing State funding for public schools, as discussed below. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of State general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized by the plaintiffs and the Court as "unfunded mandates."

Under the current financial structure, Ohio's 612 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy appropriations (the primary portion of which is known as the Foundation Program) distributed in accordance with statutory formulas that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed.

School districts also rely upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have expressed varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

The State's present school subsidy formulas are structured to encourage both program quality and local taxing effort. Until the late 1970's, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates. Many districts have submitted the question, and income taxes are currently approved in 127 districts.

Original State basic aid appropriations for the 1992-93 biennium of $9.5 billion provided for 1.5% and 4.8% increases in the two Fiscal Years of the biennium over appropriations in the preceding biennium. The reduction in appropriations spending for Fiscal Year 1992 included a 2.5% overall reduction in annual Foundation Program appropriations, and a 6% reduction in other primary and secondary education programs. The reductions were in varying amounts, and had varying effects, with respect to individual districts; there were no reductions for the 172 districts with the lowest per pupil tax valuations. Foundation payments were excluded from the Governor's Fiscal Year 1993 cutback order.

Subsequent biennial school funding State appropriations from the GRF and Lottery Profits Education Fund (but excluding federal and other special revenue funds) were:

  1994-95 - $8.9 billion provided for 2.4% and 4.6% increases, respectively, in State aid in the biennium's two Fiscal Years.
  1996-97 - $10.1 billion representing a 13.6% increase over the preceding biennium total.
  1998-99 - $11.6 billion (18.3% over the previous biennium).
  2000-01 - $13.3 billion (15% over the previous biennium).
  2002-03 - $15.2 billion (17% over the previous biennium before the expenditure reductions).

State appropriations for the purpose made for the 2004-05 biennium were $15.7 billion (3.3% over the previous biennium), and represented an increase of 0.01% in Fiscal Year 2004 over 2003 and 2.2% in Fiscal Year 2005 over 2004 when compared to original State appropriations.

Those total State 2004-05 biennial appropriations excluded non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund (LPEF). The amount of lottery profits transferred to the LPEF totaled $655,036,000 in Fiscal Year 2001, $635,150,000 in Fiscal Year 2002, $671,352,000 in Fiscal Year 2003, and $648,106,000 in Fiscal Year 2004. Ohio participation in the multi-state lottery commenced in May 2002. A constitutional provision requires that net lottery profits be paid into LPEF to be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

In response to the 1997 Ohio Supreme Court decision holding certain provisions for local school district borrowing unconstitutional, the General Assembly created the school district solvency assistance program. Beginning in Fiscal Year 1999, local school districts in fiscal emergency status as certified by the Auditor of State could apply for an advancement of future year Foundation Program distributions. The amount advanced was then deducted, interest free, from the district's foundation payments over the following two-year period. Six school districts received a total of approximately $12,100,000 in solvency assistance advancements during Fiscal Year 1999, with another six districts receiving a total of approximately $8,657,000 in Fiscal Year 2000. This solvency assistance program was held to be not in compliance with the Constitution by the Supreme Court. In Fiscal Year 2001 four districts received approximately $3,800,000 under a restructured solvency assistance program. The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a grant. In Fiscal Year 2002, three districts received catastrophic grants totaling $2,569,970 and one district received a solvency advance in the amount of $421,000. In Fiscal Year 2003, three districts received solvency advances in the amount of $8,742,000 and no districts received catastrophic grants.

Legislation was enacted in 1996 to address school districts in financial straits. It is similar to that for municipal "fiscal emergencies" and "fiscal watch," but is particularly tailored to certain school districts and their then existing or potential fiscal problems. There are currently eight school districts in fiscal emergency status and twelve in fiscal watch status. New legislation has created a third, more preliminary, category of "fiscal caution." A current listing of school districts in each status is on the Internet at http://www.auditor.state.oh.us.

Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources.

For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Fourteen municipalities and one township are in "fiscal emergency" status and six municipalities in preliminary "fiscal watch" status.

At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy of ad valorem property taxes on particular property, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation - commonly referred to in the context of Ohio local government finance as the "ten-mill limitation."

SPECIAL CONSIDERATIONS REGARDING PUERTO RICO

The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the "Commonwealth" or "Puerto Rico"), and is based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico, its agencies, and instrumentalities, as available on the date of this SAI. FMR has not independently verified any of the information contained in such official statements, prospectuses, and other publicly available documents but is not aware of any fact which would render such information materially inaccurate.

The Economy of Puerto Rico

The economy of Puerto Rico is fully integrated with that of the United States (the "U.S."). In fiscal year 2003 (July 1, 2002 through June 30, 2003), trade with the U.S. accounted for approximately 86% of Puerto Rico's exports and approximately 49% of its imports. In this regard, in fiscal year 2003 Puerto Rico experienced a $21.4 billion positive merchandise trade balance.

Gross product in fiscal year 1999 was $38.3 billion ($40.2 billion in 2000 prices) and gross product in fiscal year 2003 was $47.4 billion ($42.7 billion in 2000 prices). This represents an increase in gross product of 23.7% from fiscal year 1999 to 2003 (6.1% in 2000 prices).

Since fiscal year 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal year 2003, aggregate personal income was $43.6 billion ($41.7 billion in 2000 prices) and personal per capita income was $11,279 ($10,784 in 2000 prices). Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total federal payments to Puerto Rico, which include transfers to local government entities and expenditures of federal agencies in Puerto Rico, in addition to federal transfer payments to individuals, are lower on a per capita basis in Puerto Rico than in any state of the United States. Transfer payments to individuals in fiscal year 2003 were $9.6 billion, of which $7.4 billion, or 77%, represented entitlements to individuals who had previously performed services or made contributions under programs such as Social Security, Veterans' Benefits, Medicare, and U.S. Civil Service retirement pensions.

Puerto Rico has enjoyed more than two decades of almost continuous economic expansion. Almost every sector of the economy has participated in this expansion, and record levels of employment have been achieved. Factors contributing to this expansion included government-sponsored economic development programs, increases in the level of federal transfer payments, a significant expansion in construction investment driven by infrastructure projects and private investment, primarily in housing, the relatively low cost of borrowing, and low oil prices in many years during this period.

Factors affecting the United States economy usually have a significant impact on the performance of the Puerto Rico economy. These include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the level of oil prices, the rate of inflation, and tourist expenditures. Consequently, the economic slowdown in the United States in 2001 and 2002 and the subsequent recovery in 2003, which continued in 2004, have also been reflected in the Puerto Rico economy.

The number of persons employed in Puerto Rico during fiscal year 2004 averaged 1,234,200, a 1.9% increase from 1,210,800 in fiscal year 2003. Unemployment, although at relatively low historical levels, remains above the United States average. The average unemployment rate decreased from 12.5% in fiscal year 1999 to 11.4% in fiscal year 2004. For the months of May, June, and July 2004, the unemployment rate (seasonally adjusted) was 9.8%, 9.3%, and 9.7%, respectively.

Puerto Rico has a diversified economy. The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wages, high technology industries, such as pharmaceuticals, biotechnology, electronics, computer, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

Manufacturing. The Planning Board estimates that in fiscal year 2003, manufacturing generated $31.3 billion or 42.1% of gross domestic product. During fiscal year 2003, payroll employment for the manufacturing sector was 116,853, a decrease of 4.2% compared with fiscal year 2002, with most of the job losses occurring in labor-intensive industries. Most of the island's manufacturing output is shipped to the U.S. mainland, which is also the principal source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. The U.S. minimum wage laws are applicable in Puerto Rico. As of July 2004, the average hourly manufacturing wage rate in Puerto Rico was 66.9% of the average mainland United States rate.

Manufacturing in Puerto Rico is now more diversified than during the earlier phases of its industrial development and includes several industries less prone to business cycles. In the last three decades, industrial development has tended to be more capital intensive and more dependent on skilled labor. This gradual shift in emphasis is best exemplified by the large investment over the last decade in the pharmaceutical, scientific instruments, computer, and electrical products industries in Puerto Rico. One of the factors assisting the development of the manufacturing sector has been the tax incentives offered by the federal and Puerto Rico governments. Federal legislation enacted in 1996, however, which amended Section 936 of the United States Internal Revenue Code of 1986, as amended, (the "Code") phases out the federal tax incentives during a ten-year period.

Total employment in the manufacturing sector decreased by 27,047 from fiscal year 2000 to fiscal year 2004. This reduction in manufacturing employment occurred during a period of significant expansion in real manufacturing output, as reflected in the growth of exports. This trend suggests a significant increase in manufacturing investment and productivity. Most of the decrease in employment has been concentrated in labor-intensive industries, particularly apparel, textiles, tuna canning, and leather products.

Services. Puerto Rico has experienced significant growth in the services sector, in terms of both income and employment, over the past decade, showing a favorable trend as compared with certain other industrialized economies. The services sector, which includes finance, insurance, real estate, wholesale and retail trade, tourism, and other services, ranks second to manufacturing in its contribution to gross domestic product and leads all sectors in providing employment. In fiscal year 2003, services generated $28.7 billion of gross domestic product or 38.7% of the total. Employment in the services sector grew from 485,241 in fiscal year 1999 to 506,941 in fiscal year 2003, representing 51.1% of total employment. This represents a cumulative increase of 4.5%. During the period between fiscal years 1999 and 2003, the gross domestic product in this sector, in nominal terms, increased at an average annual rate of 6.4%, while payroll employment in this sector increased at an average annual rate of 1.1%. It should also be noted that, in the Puerto Rico labor market, self-employment, which is not accounted for in the Payroll Survey, represents approximately 17% of total employment according to the Household Survey. Most of the self-employment is concentrated in the services and construction sectors. For example, in fiscal year 2003, the number of self-employed individuals was 180,464, out of which 46.0% were in the services sector and 10.5% were in the construction sector. The development of the services sector has been positively affected by demand generated by other sectors of the economy, such as manufacturing, construction, and agriculture. The services sector in Puerto Rico has a diversified base.

The high degree of knowledge, skills, and expertise in professional and technical services available in Puerto Rico places the island in a favorable competitive position with respect to Latin America and other trading countries throughout the world.

Wholesale and retail trade, finance, insurance, and real estate experienced significant growth in fiscal years 1999 to 2003, as measured by gross domestic product. Gross domestic product in wholesale and retail trade increased from $8.1 billion in fiscal year 1999 to $8.6 billion in fiscal year 2003. In finance, insurance, and real estate, gross domestic product increased from $8.2 billion in fiscal year 1999 to $12.7 billion in fiscal year 2003. There are sixteen commercial banks and trust companies currently operating in Puerto Rico. Total assets of these institutions as of June 30, 2004 were $85.4 billion. As of December 31, 2003, there were thirty-five international banking entities operating in Puerto Rico licensed to conduct offshore banking transactions, with total assets of $56.5 billion.

Government. The government sector of Puerto Rico plays an important role in the economy of the island. In fiscal year 2003, the government accounted for $7.1 billion of Puerto Rico's gross domestic product, or 9.6% of the total. The government is also a significant employer, providing jobs for 303,914 workers or 30.3% of total non-farm payroll employment in fiscal year 2004. The government's share of non-farm payroll employment (including the central government, public corporations, and municipalities, but excluding the federal government), measured according to the payroll survey, had decreased from 34.9% in fiscal year 1980 to 26.4% in fiscal year 2000.

On February 25, 1998, legislation was enacted permitting the unionization of government employees of the central government (excluding municipal employees). Under this law, government employees are given collective bargaining rights subject to a number of limitations. Among those limitations are: employees are prohibited from striking; salary increases are contingent on the availability of budgeted revenues; employees cannot be required to become union members and pay union dues; and collective bargaining negotiations cannot occur in an election year.

Construction. Although the construction industry represents a relatively small segment of the economy compared to other sectors, it has made significant contributions to the growth of the economic activity. However, during the period from fiscal year 1999 through fiscal year 2003, real construction investment decreased 3.1%. This decline is relatively small when compared to the relatively high levels of construction activity.

The total value of construction permits increased 70.3% for the same five-year period. Public investment has been an important component of construction investment. During fiscal year 2003, approximately 42% of the total investment in construction was related to public projects. During fiscal year 2003, the total value of construction permits increased 22.0% compared with fiscal year 2002. Total sales of cement, including imports, increased 3.2% during fiscal year 2003 in comparison with fiscal year 2002. Average payroll employment in the construction sector during fiscal year 2003 was 68,700, a decrease of 0.7% from fiscal year 2002.

During fiscal year 2004, total sales of cement, including imports, decreased 1.9% compared with fiscal year 2003. This decrease in total sales of cement was attributable in part to heavy rains that affected the island in November 2003, causing a 31% decrease in total sales of cement as compared to November 2002. Excluding November 2003, total sales of cement for fiscal year 2004 increased 0.9%. Total imports of iron and steel products increased 36.2% during fiscal year 2003. During fiscal year 2004, the total value of construction permits increased 8.2% compared with fiscal year 2003. The average employment in the construction sector during fiscal year 2004 was 68,355.

The Planning Board's forecast for construction investment, both public and private, for fiscal year 2004 was $6.7 billion, in nominal terms, an increase (in real terms) of 4.6% when compared to fiscal year 2003. For fiscal year 2004, approximately $3.1 billion was expected to be invested in public improvements. Public investment will be primarily in housing, new schools (and school reconstruction programs), water projects, and other public infrastructure projects.

Tourism. Tourism also contributes significantly to the island economy. During fiscal year 2003, the number of persons registered in tourist hotels was 1,733,300, an increase of 8.6% over the number of persons registered during fiscal year 2002, when tourism in Puerto Rico was adversely affected in the immediate aftermath of the terrorist attacks of September 11, 2001. The average occupancy rate in tourist hotels during fiscal year 2003 was 68.0% compared to 64.4% in fiscal year 2002. The average number of rooms rented in tourist hotels increased 9.1% during fiscal year 2003 compared with fiscal year 2002. The average number of rooms available in tourist hotels increased 3.5% during fiscal year 2003 compared with fiscal year 2002, representing openings of new hotels and hotel expansions. During fiscal year 2003, hotels comprising 870 new hotel rooms opened, and, as of January 2004, several hotels, representing more than 4,000 additional rooms, are under various stages of development or construction.

In fiscal year 2004, the number of persons registered in tourist hotels was 1,791,432, an increase of 3.4% over the number of persons registered during fiscal year 2003. The number of non-resident tourists registered in tourist hotels during fiscal year 2004 increased 6.0% in comparison with fiscal year 2003. The average occupancy rate in tourist hotels during fiscal year 2004 was 72.4% compared to 68.0% in fiscal year 2003. The average number of rooms rented in tourist hotels increased 4.9% during fiscal year 2004 compared with fiscal year 2003.

San Juan is the largest homeport for cruise ships in the Caribbean and one of the largest homeports for cruise ships in the world.

Agriculture. The Department of Agriculture and related agencies have directed their efforts at increasing and improving local agricultural production, increasing efficiency and the quality of produce, and stimulating the consumption of locally produced agricultural products. During fiscal year 2003, gross income from agriculture was $756.2 million, an increase of 1.7% compared with fiscal year 2002. Agriculture gross income consists of the total value of production in the principal agricultural sectors, which include traditional crops, livestock and poultry, grains, vegetables, fruits, and other products. During fiscal year 2003, non-traditional crops, fruits, starchy and other vegetables, and ornamental plants contributed a higher percentage of the sector's income.

The Commonwealth supports agricultural activities through incentives, subsidies, and technical and support services, in addition to income tax exemptions for qualified income derived by bona fide farmers. Act No. 225, approved on December 1, 1995, increased the tax benefits available to bona fide farmers. The Act provides a 90% income tax exemption for income derived from agricultural operations, an investment tax credit equal to 50% of the investment in qualified agricultural projects, and a 100% exemption from excise taxes, real and personal property taxes, municipal license taxes, and tariff payments. It also provides full income tax exemption for interest income from bonds, notes, and other debt instruments to be issued by financial institutions to provide financing to agricultural businesses. Subsequent legislation imposed an aggregate annual limit of $15 million on the investment tax credits available under Act. No. 225.

Policy changes have been implemented to promote employment and income generated by the agricultural sector. The policy initiatives include a restructuring of the Department of Agriculture, an increase in government purchases of local agricultural products, new programs geared towards increasing the production and sales of agricultural products, and a new system of agricultural credits and subsidies for new projects.

Economic Development Program for the Private Sector

During the past three years, the Commonwealth's economic development program for the private sector has focused on initiatives which it believes will lead to sustainable economic development. The principal initiatives have been: (i) the enactment of laws in Puerto Rico providing tax benefits that will promote foreign and local investment and increased economic activity; (ii) the acceleration and simplification of the local permitting process; (iii) the reduction of the costs of doing business in Puerto Rico; and (iv) the promotion of new federal income tax benefits that enhance the attractiveness of establishing operations in Puerto Rico. Recognizing a shift in its post-industrial economy, the Commonwealth recently formulated a strategic plan to enhance its competitiveness in knowledge-based economic sectors, such as research and development of science and technology products. Two major components of this strategic plan are: (i) to build on the strong presence in Puerto Rico of multinational companies in the science and technology sectors and Puerto Rico's skilled workforce to promote the expansion of research and development facilities by companies currently operating in Puerto Rico and to attract new leaders in such sectors, and (ii) to provide incentives for companies and entrepreneurs to engage in the process of innovation and commercialization of new products and establish research and development facilities in Puerto Rico. The latter initiative includes the creation of a government-sponsored trust to provide grants and financing to companies and entrepreneurs that engage in these activities.

Puerto Rico Tax Incentives

One of the benefits enjoyed by Puerto Rico is that corporations operating in Puerto Rico (other than corporations organized in the United States) and individuals residing in Puerto Rico generally are not subject to federal income taxes. This enables the Commonwealth to utilize local tax legislation as a tool for stimulating economic development in Puerto Rico.

In this regard, the Commonwealth has enacted legislation extending certain benefits of its most recent tax incentive law, Act No. 135 of December 2, 1997, as amended (the "1998 Tax Incentives Act"), to all eligible businesses operating under previous tax incentives laws. These benefits include a 200% deduction for research and development expenses and worker training expenses, the ability to deduct as a current expense investments in machinery and equipment, and the ability to claim a tax credit equal to 25% of the purchase price of a product manufactured in Puerto Rico (in excess of a base amount) or 35% of the purchase price of a locally manufactured recycled product.

The 1998 Tax Incentives Act was also amended to allow a credit against the Puerto Rico tax liability of investors that acquire the majority of the stock, partnership interests, or operational assets of an exempted business that is in the process of closing operations in Puerto Rico. A credit against the Puerto Rico tax liability is also provided to investors that contribute cash to such exempted business for the construction or improvement of its physical facilities and the purchase of machinery and equipment. The amount of the credit is equal to 50% of the cash invested for such purposes, not to exceed $5,000,000 per exempted business. The maximum amounts of such credits that may be authorized by the Secretary of the Treasury for any fiscal year is $15,000,000.

The Commonwealth has also enacted legislation which (i) reduces the capital gains tax from 20% to 10% in the case of individuals and estates and trusts, and from 25% to 12.5% in the case of corporations and partnerships organized under the laws of the Commonwealth or engaged in trade or business in Puerto Rico, for gains from the sale of eligible Puerto Rico investments; and (ii) allows income tax credits for extraordinary investment in housing infrastructure. In addition, legislation was recently enacted that reduces the tax payable on interest on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident individuals, trusts, estates, corporations, and partnerships to 10% under certain circumstances.

In addition, legislation has been enacted: (i) amending the 1998 Tax Incentives Act to provide special income tax rates ranging from 0% to 2% to companies that establish operations in Puerto Rico in "core pioneer industries," which utilize innovative technology not previously used in Puerto Rico; (ii) granting tax credits with respect to eligible investments made in the construction or substantial rehabilitation of housing units to be rented to low income families; (iii) reducing to 7% the capital gains rate applicable to gains realized on the sale of the stock of Puerto Rico corporations sold in an initial public offering made prior to December 31, 2007, or acquired in public offerings made prior to December 31, 2007; (iv) granting income tax exemption to the fees and interest income received by financial institutions in connection with loans or guarantees of loans made to finance tourism development projects; (v) granting an exemption to qualified associations administering timesharing rights or vacation clubs and to owners' associations of areas designated as tourism enhancement districts; (vi) granting income tax exemption to financial institutions for charges collected on obligations issued for the financing of tourism projects; (vii) granting tax exemption for investments in infrastructure made by housing developers; (viii) granting tax credits to Puerto Rico businesses that acquire products manufactured in Puerto Rico for exportation; and (ix) rehabilitating urban centers through the development of housing projects, community areas, commercial areas, parks, and recreational spaces, the construction and renovation of structures, and the development of undeveloped or underdeveloped sites.

Acceleration and Simplification of Local Permitting Process

Another government initiative to promote sustainable economic activity involves the simplification of the permitting process. As part of this initiative, the Commonwealth established a multi-agency center that handles, in a coordinated manner, the permitting process. Furthermore, the government developed a procedure that will allow agencies to conduct simultaneous public hearings in those instances when two or more agencies require them.

Reduction of the Costs of Doing Business

The Commonwealth believes that, to make Puerto Rico more competitive and foster investment, it needs to reduce the cost of doing business in Puerto Rico. One of the costs of doing business in Puerto Rico that is high, particularly for the manufacturing industry, relative to competing jurisdictions, is the cost of electricity. Puerto Rico is heavily dependent on oil imports for the production of electricity. As a result of the construction of two cogeneration plants, however, one of which is fueled by liquefied natural gas and the other by coal, Puerto Rico's dependence on oil imports for the production of electricity has been reduced from 99% to 74%. The Electric Power Authority now estimates that these plants could provide up to 33% of its electric energy requirements.

Federal Tax Incentives

In order to enhance the attractiveness for United States companies of establishing operations in Puerto Rico, the Commonwealth has been seeking to provide for a new and permanent tax regime applicable to U.S.-based businesses that have operations in Puerto Rico or other U.S. possessions. During the past three years, the Commonwealth has been pursuing an amendment to Section 956 of the Code that would establish a regime based on the tax rules generally applied to U.S. companies with international operations, but with certain modifications intended to promote employment in both Puerto Rico and the United States. The U.S. Congress, however, has not acted upon the proposed amendment to Section 956 of the Code. Also, due to the phase-out of Sections 30A and 936 of the Code, the U.S. Senate designated a special commission through the General Accounting Office to study the economic impact of said phase-out and to present recommendations on alternative tax incentives for U.S.-based companies operating in Puerto Rico. In the meantime, most U.S.-based companies operating under Sections 30A and 936 of the Code have converted from United States corporations to Puerto Rico or foreign corporations, thus lessening the impact of the phase-out of those sections.

One of the factors that has promoted and continues to promote the development of the manufacturing sector in Puerto Rico has been the various local and federal tax incentives available, particularly those under Puerto Rico's Industrial Incentives Program and, until recently, Sections 30A and 936 of the Code. Tax and other incentives have also been established to promote the development of the tourism industry. These incentives are summarized below.

Industrial Incentives Program

Since 1948, Puerto Rico has had various industrial incentives laws designed to stimulate industrial investment in the island. Under these laws, companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other local taxes. The most recent of these industrial incentives laws is the 1998 Tax Incentives Act, a law aimed at promoting investment in Puerto Rico.

The benefits provided by the 1998 Tax Incentives Act are available to new companies as well as companies currently conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant. The activities eligible for tax exemption include manufacturing, certain designated services performed for markets outside Puerto Rico, the production of energy from local renewable sources for consumption in Puerto Rico, and laboratories for scientific and industrial research. For companies qualifying thereunder, the 1998 Tax Incentives Act imposes income tax rates ranging from 2% to 7% for periods ranging from 10 to 25 years. In addition, it grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and between 80% and 60% thereafter, and 100% exemption from excise taxes with respect to raw materials and certain machinery and equipment used in the exempt activities. The 1998 Tax Incentives Act also provides various special deductions designed to stimulate employment and productivity, research and development, and capital investment in Puerto Rico.

Under the 1998 Tax Incentives Act, companies can repatriate or distribute their profits free of Puerto Rico dividend taxes. In addition, passive income derived from the investment of eligible funds in Puerto Rico financial institutions, obligations of the Commonwealth, and other designated investments are fully exempt from income and municipal license taxes. Individual shareholders of an exempted business are allowed a credit against their Puerto Rico income taxes equal to 30% of their proportionate share of the exempted business's income tax liability. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period is subject to a 4% income tax rate.

Tourism Incentives Program

For many years Puerto Rico has also had incentives laws designed to stimulate investment in hotel operations on the island. The most recent of these laws, the Tourism Incentives Act of 1993, provides partial exemptions from income, property, and municipal license taxes for a period of up to 10 years. The Tourism Incentives Act also provides certain tax credits for qualifying investments in tourism activities, including hotel and condo-hotel development projects. Recently enacted legislation provides further tourism incentives by granting certain tax exemptions on interest income received by financial institutions from permanent or interim financing of tourism development projects and fees derived from credit enhancements provided to the financing of such projects.

As part of the incentives to promote the tourism industry, the Commonwealth established the Tourism Development Fund as a subsidiary of Government Development Bank for Puerto Rico ("GDB") with the authority to (i) make investments in or provide financing to entities that contribute to the development of the tourism industry and (ii) provide financial guarantees for financing hotel development projects. To date, the Fund has provided financial guarantees for loans made or bonds issued to finance the development of fifteen hotel projects representing over 3,600 new hotel rooms.

Incentives under the Code

United States corporations operating in Puerto Rico have been subject to special tax provisions since the Revenue Act of 1921. Prior to the enactment of the Tax Reform Act of 1976, under Section 931 of the Code, United States corporations operating in Puerto Rico (and meeting certain source of income tests) were taxed only on income arising from sources within the United States.

The Tax Reform Act of 1976 created Section 936 of the Code, which revised the tax treatment of U.S. corporations operating in Puerto Rico by taxing such corporations on their worldwide income in a manner similar to that applicable to any other U.S. corporation but providing such corporations a full credit for the federal tax on their business and qualified investment income in Puerto Rico. The credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources.

As a result of amendments to Section 936 made in 1996 (the "1996 Amendments"), the tax credit is being phased out over a ten-year period for companies that were operating in Puerto Rico in 1995 and is no longer available for corporations that establish operations in Puerto Rico after October 13, 1995. The 1996 Amendments also eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico.

Section 30A. The 1996 Amendments added Section 30A to the Code. Section 30A permits a "qualifying domestic corporation" ("QDC") that meets certain gross income tests to claim a credit (the "Section 30A Credit") against the federal income tax imposed on taxable income derived from sources outside the U.S. from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such business ("possession income"). The Section 30A Credit will not be available for taxable years commencing after 2005.

The Section 30A Credit is limited to the sum of (i) 60% of qualified possession wages as defined in the Code, which includes wages up to 85% of the maximum earnings subject to the OASDI portion of Social Security taxes plus an allowance for fringe benefits of 15% of qualified possession wages; (ii) a specified percentage of depreciation deductions ranging between 15% and 65%, based on the class life of tangible property; and (iii) a portion of Puerto Rico income taxes paid by the QDC, up to a 9% effective tax rate (but only if the QDC does not elect the profit-split method for allocating income from intangible property).

In the case of taxable years beginning after December 31, 2001, the amount of possession income that qualifies for the Section 30A Credit is subject to a cap based on the QDC's possession income for an average adjusted base period ending before October 14, 1995 (the "income cap").

Section 936. Under Section 936 of the Code, as amended by the 1996 Amendments, U.S. corporations that meet certain requirements and elect its application ("Section 936 Corporations") are entitled to credit against their U.S. corporate income tax the portion of such tax attributable to income derived from the active conduct of a trade or business within Puerto Rico ("active business income") and from the sale or exchange of substantially all assets used in the active conduct of such trade or business.

Under Section 936, a Section 936 Corporation may elect to compute its active business income, eligible for the Section 936 credit, under one of three formulas: (i) a cost-sharing formula, whereby it is allowed to claim all profits attributable to manufacturing intangibles and other functions carried out in Puerto Rico provided it makes a cost-sharing payment in the amount required under Section 936; (ii) a profit-split formula, whereby it is allowed to claim 50% of the combined net income of its affiliated group from the sale of products manufactured in Puerto Rico; or (iii) a costplus formula, whereby it is allowed to claim a reasonable profit on the manufacturing costs incurred in Puerto Rico.

The Section 936 credit is now only available to companies that were operating in Puerto Rico on October 13, 1995, and had elected the percentage of income credit provided by Section 936. Such percentage of income credit is equal to 40% of the federal income tax otherwise imposable on the Puerto Rico active business income or derived from the sale or exchange of substantially all assets used in such business.

In the case of taxable years beginning on or after 1998, the possession income subject to the Section 936 credit is subject to a cap based on the Section 936 Corporation's possession income for an average adjusted base period ending on October 14, 1995. The Section 936 credit is eliminated for taxable years commencing after 2005.

Controlled Foreign Corporations

Because of the credit limitations and impending phase out of Sections 30A and 936, many corporations previously operating thereunder have reorganized their operations in Puerto Rico to become controlled foreign corporations ("CFCs"). A CFC is a corporation that is organized outside the United States and is controlled by United States shareholders. In general, a CFC may defer the payment of federal income taxes on its trade or business income until such income is repatriated to the United States in the form of dividends or through investments in certain United States properties. The Puerto Rico Office of Industrial Tax Exemption has received notification from over eighty corporations that have converted part or all of their operations to CFCs. These include most of the major pharmaceutical, instrument, and electronics companies manufacturing in Puerto Rico.

CFCs operate under transfer pricing rules for intangible income that are different from those applicable to corporations operating under Sections 936 and 30A. In many cases, they are allowed to attribute a larger share of this income to their Puerto Rico operation but must make a royalty payment "commensurate with income" to their U.S. affiliates. Section 936 Corporations were exempted from Puerto Rico withholding taxes on any cost-sharing payments they might have opted to make, but CFCs are subject to a 10% Puerto Rico withholding tax on royalty payments.

Public Sector Debt

Public sector debt comprises bonds and notes of the Commonwealth, its municipalities, and public corporations ("notes" as used in this section refers to certain types of non-bonded debt regardless of maturity), subject to the exclusions described below. The Constitution of Puerto Rico limits the amount of general obligation (full faith and credit) debt that can be issued or guaranteed by the Commonwealth. The Commonwealth's policy has been and continues to be to maintain the amount of such debt prudently below the constitutional limitation. Direct debt of the Commonwealth is supported by Commonwealth taxes. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products. See Public Corporations. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

Direct debt of the Commonwealth is issued pursuant to specific legislation approved in each particular case. Debt of the municipalities is issued pursuant to resolutions adopted by the respective municipal assemblies. Debt of public corporations is issued pursuant to resolutions adopted by the governing bodies of the public corporations in accordance with their enabling statutes. GDB, as fiscal agent of the Commonwealth and its municipalities and public corporations, must approve the specific terms of each issuance.

As of June 30, 2004, total outstanding public sector debt was $33.942 billion, of which $2.175 billion, or 6.4%, comprised short-term debt.

Retirement Systems

Public employees of the Commonwealth and its instrumentalities are covered by five retirement systems: the Employees Retirement System of the Commonwealth and its instrumentalities (the "Employees Retirement System"), the Annuity and Pension System for the Teachers of Puerto Rico (the "Teachers Retirement System"), the Commonwealth Judiciary Retirement System (the "Judiciary Retirement System"), the Retirement System of the University of Puerto Rico (the "University Retirement System"), and the Employees Retirement System of the Puerto Rico Electric Power Authority (the "Electric Power Authority Retirement System").

The University Retirement System and the Electric Power Authority Retirement System apply to employees of the University of Puerto Rico and the Electric Power Authority, respectively. The Commonwealth is not required to contribute directly to those two systems, although a large portion of University revenues is derived from legislative appropriations.

The Teachers Retirement System covers primarily public school teachers, the Judiciary Retirement System covers judges, and the Employees Retirement System covers all other employees of the Commonwealth and its municipalities and instrumentalities. As of June 30, 2003, the total number of active members of the three systems was as follows: Employees Retirement System, 166,914; Teachers Retirement System, 49,046; and Judiciary Retirement System, 338. The three systems are financed by contributions made by employers (the Commonwealth, public corporations, and municipalities) and employees and investment income. The central government is responsible for approximately 67% of total employer contributions to the Employees Retirement System, and the other 33% is the responsibility of public corporations and municipalities. The central government is also responsible for 100% and 99% of total employer contributions to the Judiciary Retirement System and the Teachers Retirement System, respectively. Retirement and related benefits provided by the systems and required contributions to the systems by employees are determined by law. Required employers' contributions to the systems are determined by law and are not actuarially determined. For the Employees Retirement System, required employer contributions consist of 9.275% of applicable payroll in the case of municipalities, central government and public corporations. Required employee contributions for the Employees Retirement System vary according to salary and how the individual employee's retirement benefits are coordinated with social security benefits. For the Judiciary Retirement System, required contributions consist of 20% of applicable payroll for the employer and 8% for the employees.

According to the most recent actuarial valuation of the Employees Retirement System and Judiciary Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2001, the total pension benefit obligation for the Employees Retirement System and the Judiciary Retirement System was $9.881 billion and $162.2 million, respectively. The unfunded pension benefit obligation of the Employees Retirement System and Judiciary Retirement System for the same period was $7.453 billion and $92.1 million, respectively, representing a funding ratio of 25% and 43%, respectively. This funding ratio does not take into account the reduction in the value of their respective equity portfolios resulting from the decline in the equities market since fiscal year 2001. It is estimated that as of June 30, 2003, the total pension benefit obligation for the Employees Retirement System is $11.292 billion and the unfunded pension benefit obligation is $9.349 billion, representing a funding ratio of 17%.

The most recent actuarial valuation was completed in accordance with the "Projected Unit Credit" method. An investment return of 8.5% per year, a salary increase of 5% per year, and a post-retirement benefit increase of 3% every third year were assumed. In the case of the Employees Retirement System, Act No. 10 of May 21, 1992 provided three benefit increases of 3% each. The first 3% increase was granted to retirees who had been receiving their annuities for three or more years as of that date. The second 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1995. This increase is being financed by additional contributions from the employers. The third 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1998. This third increase is being partially funded with additional contributions from some of the employers. In June 2001, the Legislature approved a law providing a fourth 3% increase, effective as of January 1, 2001, in post-retirement annuity payments granted on or prior to January 1, 1998. This increase will be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. In June 2003, the Legislature approved a law providing a fifth increase of 3% in postretirement benefits effective January 1, 2004. This increase will be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. Subsequent increases will depend upon the explicit approval of the System's Board of Trustees and the Legislature and must provide a funding source. In the case of the Judiciary Retirement System, Act No. 41 of June 13, 2001 provides a 3% increase in annuity payments, commencing on January 1, 2002 and every three years thereafter, to retirees who have been receiving their annuities for three or more years as of that date. This increase will be funded by the General Fund.

In 1990, the organic act of the Employees Retirement System was amended to reduce the future pension liabilities of the Employees Retirement System. Among other provisions, the legislation increased the level of contribution to the System and limited the retirement benefits for new employees by increasing the length of time for the vesting of certain benefits and reducing the level of benefits in the case of early retirement. The legislation also reduced the level of occupational disability benefits and death benefits received by new employees.

In 1999, the organic act of the Employees Retirement System was further amended to change it, prospectively, from a defined benefit system to a defined contribution system. This amendment provides for the establishment of an individual account for each employee hired by the Commonwealth after December 31, 1999 and for those current employees who elect to transfer from the existing defined benefit system. The individual account of each current employee is credited initially with an amount equal to his aggregate contributions to the Employees Retirement System, plus interest. Current employees who did not elect to transfer to the new defined contribution system will continue accruing benefits under the current defined benefit system. The individual account of each participant of the new defined contribution system is credited monthly with the participant's contribution and is credited semiannually with a rate of return based on either of two notional investment returns. Such accounts are not credited with any contribution by the employer. Instead, employer contributions will now be used completely to reduce the accumulated unfunded pension liability of the Employees Retirement System.

The law approving the sale of a controlling interest in the Puerto Rico Telephone Company ("PRTC") to a consortium led by GTE International Telecommunications Incorporated (subsequently acquired by Verizon Communications Inc., "Verizon") provides that any future proceeds received by the government from the sale of its then-remaining 43% stock ownership in PRTC will be transferred to the Employees Retirement System to reduce its accumulated unfunded pension benefit obligation. In January 2002, Verizon exercised its option to purchase an additional 15% of the stock of PRTC for $172 million. The proceeds of the sale were transferred to the Employees Retirement System.

The Employees Retirement System's disbursements of benefits during fiscal years 2002, 2003, and 2004 exceeded contributions and investment income for those years. The cash shortfall for fiscal years 2002 and 2003 was covered with a portion of the proceeds from the sale to Verizon of the 15% stock ownership in PRTC.

The Employees Retirement System anticipates that its future cash flow needs for disbursement of benefits to participants may exceed the sum of the employer and employee contributions received and its investment and other recurring income. The Employees Retirement System expects to cover this cash flow imbalance in the next few fiscal years with the proceeds from the sale of the remaining shares of PRTC stock. The Employees Retirement System is currently evaluating other measures to increase its revenues.

According to the most recent actuarial valuation of the Teachers Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2001, the accrued actuarial liability of the system was $3.684 billion and the value of assets amounted to $2.284 billion, representing a funding ratio of 62%, and the resulting unfunded accrued liability was $1.400 billion. This funding ratio does not take into account the recent significant decline in the equities market and the resulting reduction in the value of the equity portfolio. As of June 30, 2003, the estimated annual actuarial liability was $3.921 billion, and the value of assets amounted to $2.142 billion, representing an estimated funding ratio of 55% and an estimated unfunded accrued liability of $1.779 billion. As of June 30, 2000, the remaining amortization period for the unfunded liability was 19 years. The actuarial valuation assumed an investment return of 8% per year and salary increases of 5% per year. Act No. 45 of January 27, 2000 increased the amount of the employee contribution from 7% to 9%, effective immediately. This will result in an increase of employee contributions of $1.5 million per month.

Major Sources of General Fund Revenues

Income Taxes. The Commonwealth's income tax law, the Internal Revenue Code of 1994, as amended (the "PR Code"), imposes a tax on the income of individual residents of Puerto Rico, trusts, estates, and domestic and foreign (if engaged in a trade or business in Puerto Rico) corporations and partnerships at graduated rates. A flat tax is imposed on certain payments made to non-residents of Puerto Rico, which is collected through an income tax withholding.

Resident individuals are subject to tax on their taxable income from all sources. The PR Code has five tax brackets for individuals with tax rates of 7%, 10%, 15%, 28%, and 33%. Dividend income from Puerto Rico corporations and certain qualifying foreign corporations is taxed at a rate of 10%.

Gain realized from the sale or exchange of a capital asset by resident individuals, if held for more than six months, is taxed at a rate of 20%. It is taxed at a rate of 10% if the capital asset consists of certain property located or deemed located in Puerto Rico. Gains realized by Puerto Rico resident individuals, trusts and estates from the sale of stock of certain Puerto Rico corporations in an initial public offering made prior to January 1, 2008 are subject to a special capital gains rate of 7%.

On August 22, 2004, the Governor signed into law Act 226 to provide a temporary reduction in the long-term capital gains tax rate. Act 226 reduces the long-term capital gains tax rates by 50% for transactions that take place from July 1, 2004 through June 30, 2005, provided that the net long-term capital gain is reinvested in Puerto Rico.

Interest income in excess of $2,000 on deposits with Puerto Rico financial institutions is taxed at a rate of 17%; the first $2,000 of interest income from such institutions is exempt from taxation. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident individuals, trusts, and estates qualifies for a special 10% tax rate.

Puerto Rico corporations and partnerships are subject to tax on income from all sources; foreign corporations and partnerships that are engaged in a trade or business in Puerto Rico are subject to tax on their income from Puerto Rico sources and on income from sources outside Puerto Rico that is effectively connected with the conduct of their trade or business in Puerto Rico. Unless a corporation or partnership qualifies for partial exemption from corporate income and other taxes under the industrial incentives program (see "Tax Incentives" under The Economy above), it is subject to tax at graduated rates.

The PR Code provides for six income tax brackets for corporations and partnerships, with the highest rate (39%) applicable to net taxable income in excess of $300,000. Gains realized from the sale or exchange of a capital asset, if held for more than six months, are taxed at a maximum rate of 25% or 12.5% if the capital asset consists of certain property located or deemed located in Puerto Rico sold or exchanged after December 31, 2000. Act 226 reduces the long-term capital gains tax rates by 50% for transactions that take place from July 1, 2004 through June 30, 2005. Dividends received by Puerto Rico corporations and partnerships of foreign corporations and partnerships engaged in trade or business in Puerto Rico are subject to general income tax rates. A dividends received credit may be available. A special tax rate of 17% is applicable to dividend distributions of REITs received by corporations. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident corporations and partnerships qualifies for a special tax rate.

Certain corporations and partnerships covered by the tax incentives acts continue to be subject to a maximum tax rate of 45% on their taxable income. Corporations and partnerships covered by the Puerto Rico Tourism Incentives Act of 1993, as amended, are subject to a maximum tax rate of 42% on their taxable income. The PR Code also provides for an alternative minimum tax of 22%. Corporations and partnerships operating under a new grant of tax exemption issued under the 1998 Tax Incentives Act are subject to a maximum income tax rate of 7% during their basic exemption period.

The PR Code imposes a branch profits tax on resident foreign corporations less than 80% of whose gross income qualifies as income effectively connected with a Puerto Rico trade or business. The branch profits tax is 10% of an annual dividend equivalent amount, and it applies without regard to the Puerto Rico source-of-income rules.

Interest from Puerto Rico sources paid to non-resident non-affiliated corporate recipients is not subject to any income or withholding tax. Interest paid to certain related non-resident recipients is subject to a withholding tax of 29%. Dividends paid to non-resident corporate recipients are subject to a withholding tax of 10%. Dividends distributed by corporations (including Section 936 Corporations) operating under new grants of tax exemption issued under the 1998 Tax Incentives Act are not subject to Puerto Rico income tax. However, royalty payments made by such corporations to non-resident recipients are subject to a 10% withholding tax. The basic tax on dividends paid to foreign corporate shareholders of Section 936 Corporations operating under grants of tax exemption issued under prior incentives laws is 10% but is subject to reduction if a percentage of the profits are invested in certain eligible instruments for specified periods of time.

Subject to certain exceptions, payments in excess of $1,500 during a calendar year made by the Commonwealth and persons engaged in a trade or business in Puerto Rico in consideration of the receipt of services rendered in Puerto Rico are subject to a 7% withholding tax.

The Treasury Department is presently evaluating a plan to reform the Commonwealth's tax system. The objective of this reform would be to reduce the income tax rates for individuals while expanding the tax base by taxing persons not currently participating in the income tax system and simplifying the tax system in order to make its administration more effective. The tax reform is expected to be implemented beginning on January 1, 2006. The Treasury Department expects that the tax reform will produce additional General Fund revenues.

Excise Taxes. The PR Code imposes a tax on articles and commodities that are imported into or manufactured in Puerto Rico for consumption in Puerto Rico and a tax on certain transactions, such as hotel occupancy, public shows, and horse racing. The excise tax on certain articles and commodities, such as cigarettes, alcohol and petroleum products, is based upon the quantity of goods imported. The excise tax on motor vehicles is based on its suggested retail price. The PR Code imposes a tax at an effective rate of 6.6% of the F.O.B. factory price for imported goods and 3.6% of the sales price of goods manufactured in Puerto Rico, except sugar, cement, cigarettes, motor vehicles, and certain petroleum products, which are taxed at different rates. Goods to be used by the government, except for motor vehicles and construction equipment, are not exempt. Exemptions apply to certain articles, such as food and medicines, and to articles designated for certain users.

Other Taxes and Revenues Motor vehicle license plate and registration fees comprise the major portion of license tax receipts.

Non-tax revenues consist principally of lottery proceeds, documentary stamps, permits, fees and forfeits, proceeds of land sales and receipts from public corporations in lieu of taxes.

Revenues from non-Puerto Rico sources include customs duties collected in Puerto Rico and excise taxes on shipments of rum from the island to the United States mainland. The customs duties and excise taxes on shipments are imposed and collected by the United States and returned to the Commonwealth. The excise tax on shipments of rum from Puerto Rico and other rum-producing countries is $13.50 per proof gallon. Of this amount, $13.25 per proof gallon will be returned to the Treasury of Puerto Rico until December 31, 2005, and, commencing on January 1, 2006, the amount returned will be reduced to $10.50 per proof gallon.

Property Taxes. Personal property, which accounts for approximately 53% of total collections of taxable property, is self-assessed. Real property taxes are assessed based on 1958 property values. No real property reassessment has been made since 1958, and construction taking place after that year has been assessed on the basis of what the value of the property would have been in 1958. Accordingly, the overall assessed valuation of real property for taxation purposes is substantially lower than the actual market value. Also, an exemption on the first $15,000 of assessed valuation in owner-occupied residences is available.

Property taxes are assessed, determined and collected for the benefit of the municipalities by the Municipal Revenues Collection Center ("CRIM"), a government instrumentality of the Commonwealth. However, a special 1.03% tax on the assessed value of all property (other than exempted property) imposed by the Commonwealth for purposes of paying the Commonwealth's general obligation debt is deposited in the Commonwealth's Redemption Fund.

Collections of Income and Excise Taxes

The Department of the Treasury has continued its program for improving tax collections, which began in fiscal year 1986. The program has consisted, in part, of taking the initiative in sponsoring and implementing tax reform, particularly in the areas of excise taxes and income taxes, in order to decrease the incidences of nonpayment of taxes and to expand the taxpayer base. The program has also included (i) improving the methods by which delinquent taxpayers are identified, primarily through the use of computer analyses, (ii) computerizing the processing of tax returns, and (iii) identifying and eliminating taxpayer evasion.

Budget of the Commonwealth

The fiscal year of the Commonwealth begins each July 1. The Governor is constitutionally required to submit to the Legislature an annual balanced budget of capital improvements and operating expenses of the central government for the ensuing fiscal year. The annual budget is prepared by the Office of Management and Budget ("OMB"), in coordination with the Planning Board, the Department of the Treasury, and other government offices and agencies. Section 7 of Article VI of the Constitution of the Commonwealth provides that "[t]he appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law."

The annual budget, which is developed utilizing elements of program budgeting, includes an estimate of revenues and other resources for the ensuing fiscal year under (i) laws existing at the time the budget is submitted, and (ii) legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor's recommendations as to appropriations that in the Governor's judgment are necessary, convenient, and in conformity with the four-year investment plan prepared by the Planning Board.

The Legislature may amend the budget submitted by the Governor but may not increase any items so as to cause a deficit without imposing taxes to cover such deficit. Upon passage by the Legislature, the budget is referred to the Governor, who may decrease or eliminate any item but may not increase or insert any new item in the budget. The Governor may also veto the budget in its entirety and return it to the Legislature with the Governor's objections. The Legislature, by a two-thirds majority in each house, may override the Governor's veto. If a budget is not adopted prior to the end of the fiscal year, the annual budget for the preceding fiscal year as originally approved by the Legislature and the Governor is automatically renewed for the ensuing fiscal year until a new budget is approved by the Legislature and the Governor. This permits the Commonwealth to continue making payments of its operating and other expenses until a new budget is approved.

During any fiscal year in which the resources available to the Commonwealth are insufficient to cover the appropriations approved for such year, the Governor may take administrative measures to reduce expenses and submit to both houses of the Legislature a detailed report of any adjustment necessary to balance the budget, or make recommendations to the Legislature for new taxes or authorize borrowings under provisions of existing legislation, or take any other necessary action to meet the estimated deficiency. Any such proposed adjustments shall give effect to the "priority norms" established by law for the disbursement of public funds in the following order of priority: first, the payment of the interest on and amortization requirements for public debt (Commonwealth general obligations and guaranteed debt for which the Commonwealth's guarantee has been exercised); second, the fulfillment of obligations arising out of legally binding contracts, court decisions on eminent domain, and other unavoidable obligations to protect the name, credit, and good faith of the Commonwealth; third, current expenditures in the areas of health, protection of persons and property, education, welfare, and retirement systems; and fourth, all other purposes.

A Budgetary Fund was created by Act No. 147 of June 18, 1980, as amended (the "Budgetary Fund"), to cover the appropriations approved in any fiscal year in which the revenues available for such fiscal year are insufficient, to secure the payment of public debt, and to provide for unforeseen circumstances in the provision of public service. Currently, an amount equal to one percent of the General Fund net revenues of the preceding fiscal year is deposited annually into the Fund. In addition, other income (not classified as revenues) that is not assigned by law to a specific purpose is also required to be deposited in the Budgetary Fund. The maximum balance of the Budgetary Fund may not exceed 6% of the total appropriations included in the budget for the preceding fiscal year. As of July 1, 2004, the balance in the Budgetary Fund was $126 million (this amount includes the fiscal year 2005 appropriation and excludes amounts that will be transferred out of the Budgetary Fund to cover excess expenditures during fiscal year 2004).

An Emergency Fund was created by Act No. 91 of June 21, 1966, as amended (the "Emergency Fund"), to cover unexpected public needs caused by calamities, such as wars, hurricanes, earthquakes, droughts, floods and plagues, and to protect people's lives and property and the public sector credit. The Emergency Fund is capitalized annually with an amount totaling no less than one percent of the General Fund net revenues of the preceding fiscal year. During the fiscal year 2004 budget process, Act No. 91 was amended to set an upper limit to the Emergency Fund of $150 million at the beginning of the fiscal year. As of July 1, 2004, the balance in the Emergency Fund was $154.8 million, including fiscal year 2005 appropriations.

Appropriations

In Puerto Rico, the central government has many functions that in the fifty states are the responsibility of local government, such as providing public education and police and fire protection. The central government provides significant annual grants to the University of Puerto Rico, the Puerto Rico Aqueduct and Sewer Authority ("PRASA"), and to the municipalities. The grants to the University of Puerto Rico are included in current expenses for education and debt service on general obligation bonds is included in current expenses for debt service. Debt service on Sugar Corporation notes paid by the Commonwealth is included in current expenses for economic development, and debt service on Urban Renewal and Housing Corporation bonds and notes and on Housing Finance Authority mortgage subsidy bonds paid by the Commonwealth is included in current expenses for housing.

Approximately 27.9% of the General Fund is committed for payment of fixed charges such as municipal subsidies, grants to the University of Puerto Rico, contributions to the Aqueduct and Sewer Authority, funding for the judiciary branch, rental payments to the Public Buildings Authority, among others, and debt service on direct debt of the Commonwealth. In the case of the judiciary branch, legislation approved in December of 2002 provides that, commencing with fiscal year 2004, the Commonwealth will appropriate annually to the judiciary branch an amount initially equal to 3.3% of the average annual revenue from internal sources for each of the two preceding fiscal years. This percentage will increase until it reaches 4% in fiscal year 2008, and may be further increased upon review, with scheduled reviews every five years.

Fiscal Year 2004

The consolidated budget for fiscal year 2004 totaled $23.782 billion. Of this amount, $13.577 billion was assigned to the central government. This includes General Fund total resources and appropriations of $8.295 billion, which represents an increase of $452 million, or 5.8%, over budgeted amounts for fiscal year 2003. These total resources include $7.925 billion of total revenues and $370 million of other sources.

In the fiscal year 2004 budget, revenues and other resources of all budgetary funds totaled $12.689 billion, excluding balances from the previous fiscal year and general obligation bonds authorized. The net increase in General Fund revenues in the fiscal year 2004 budget, as compared to fiscal year 2003, was accounted mainly by increases in corporate income taxes (up $49 million), personal income taxes (up $48 million), excise taxes on motor vehicles and accessories (up $44 million), income taxes withheld from non-residents (up $43 million), federal excise taxes on offshore shipments (up $20 million), excise taxes on alcoholic beverages (up $14 million), and excise taxes on cigarettes (up $10 million), and decreases in customs duties (down $6 million) and tollgate taxes (down $23 million).

Current expenses and capital improvements of all budgetary funds for fiscal year 2004 totaled $13.176 billion, an increase of $754.4 million from fiscal year 2003. The major changes in General Fund budgeted expenditures by program in fiscal year 2004 were increases in health (up $127.4 million), education (up $107.2 million), debt service on the Commonwealth's general obligation and guaranteed debt (up $10.6 million), general government (up $63.3 million), other debt service consisting primarily of Commonwealth appropriation debt (up $63.2 million), special pension contributions (up $56.6 million), contributions to municipalities (up $7.8 million), transportation and communications (up $7.6 million), public safety and protection (up $7.5 million), welfare (up $2.9 million), and housing (up $2.2 million), and a decrease in economic development (down $3.9 million).

Preliminary General Fund net revenues for fiscal year 2004 were $7.985 billion, exceeding the original General Fund budget by $60.4 million. General Fund expenditures for fiscal year 2004 are estimated at $8.593 billion, exceeding the original General Fund budget by $298 million. The higher expenditures occurred in the areas of education, public safety and protection and health. The government expects to cover such shortfalls with expected reimbursements of certain federal funds relating to education, funds previously encumbered but not expended and by transferring funds from the Budgetary Fund.

The general obligation bond authorization for the fiscal year 2004 budget was $540 million.

Fiscal Year 2005

The consolidated budget for fiscal year 2005 totals $24.652 billion. Of this amount, $13.908 billion is assigned to the central government. This amount includes General Fund total resources and appropriations of $8.859 billion, which represents an increase of $564 million, or 6.8%, over budgeted amounts for fiscal year 2004. These total resources include $8.309 billion of total revenues and $550 million of additional resources relating to a loan to be obtained from GDB secured by tax receivables. The budget for fiscal year 2005 was approved on July 1, 2004.

The net increase in General Fund revenues in the fiscal year 2005 budget, as compared to the fiscal year 2004 budgeted revenues, are accounted mainly by corporation income taxes (up $109 million), general 5% excise taxes (up $55 million), personal income taxes (up $49 million), excise taxes on motor vehicles and accessories (up $17 million), federal excise taxes on off-shore shipments (up $20 million), and customs duties (up $10 million), and decreases in excise taxes on cigarettes (down $9 million) and excise taxes on alcoholic beverages (down $9 million).

Current expenses and capital improvements of all funds for fiscal year 2005 total $13.909 billion, an increase of $732.8 million from fiscal year 2004. The major changes in General Fund expenditures by program in fiscal year 2005 are increases in education (up $283.9 million), public safety and protection (up $162.2 million), special pension contributions (up $52 million), welfare (up $36.2 million), health (up $29.6 million), economic development (up $15.3 million), transportation and communications (up $8.6 million), contributions to municipalities (up $5.7 million), and housing (up $1.7 million), and decreases in other debt service consisting primarily of Commonwealth appropriation debt (down $8.8 million) and general government (down $50.0 million).

The general obligation bond authorization for the approved fiscal year 2005 budget is $550 million.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. In selecting brokers or dealers (including affiliates of FMR), FMR generally considers: the execution price; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the firm; the execution services rendered on a continuing basis; the reasonableness of any compensation paid; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.

For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM.

If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the sub-advisory agreement, and will do so in accordance with the policies described in this section.

Purchases and sales of securities on a securities exchange are effected through brokers who receive compensation for their services. Compensation may also be paid in connection with riskless principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system.

Securities may be purchased from underwriters at prices that include underwriting fees.

Futures transactions are executed and cleared through FCMs who receive compensation for their services.

Each fund may execute portfolio transactions with brokers or dealers (who are not affiliates of FMR) that provide products and services. These products and services may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The receipt of these products and services has not reduced FMR's normal research activities in providing investment advice to the funds. FMR's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Certain of the products and services FMR receives from brokers or dealers are furnished by brokers or dealers on their own initiative, either in connection with a particular transaction or as part of their overall services. In addition, FMR may request a broker or dealer to provide a specific proprietary or third-party product or service. While FMR takes into account the products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FMR nor a fund incurs an obligation to the broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a certain amount of compensation or otherwise.

Brokers or dealers that execute transactions for a fund may receive compensation that is in excess of the amount of compensation that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing a fund to pay such higher compensation, FMR will make a good faith determination that the compensation is reasonable in relation to the value of the products and services provided viewed in terms of the particular transaction for the fund or FMR's overall responsibilities to the fund or other investment companies and investment accounts. Typically, these products and services assist FMR or its affiliates in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund.

FMR may place trades with certain brokers with which it is under common control, including National Financial Services LLC (NFS), provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. FMR does not allocate trades to NFS in exchange for brokerage and research products and services of the type sometimes known as "soft dollars." FMR trades with its affiliated brokers on an execution-only basis.

FMR may allocate brokerage transactions to brokers or dealers (who are not affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the compensation paid by a fund toward the reduction of that fund's expenses.

The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the compensation paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

For the fiscal periods ended December 31, 2004 and 2003, the portfolio turnover rates were 26% and 22%, respectively, for Spartan Ohio Municipal Income.

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. Significant changes in brokerage commissions paid by a fund from year to year may result from changing asset levels throughout the year.

For the fiscal years ended December 31, 2004, 2003, and 2002, Ohio Municipal Money Market paid no brokerage commissions.

The following table shows the total amount of brokerage commissions paid by Spartan Ohio Municipal Income for the fiscal years ended December 31, 2004, 2003, and 2002, stated as a dollar amount and a percentage of the fund's average net assets.

Fund	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
Spartan Ohio Municipal Income	December 31
2004		$ 660	 0.00%
2003		$ 180	 0.00%
2002		$ 480	 0.00%


For the fiscal year ended December 31, 2004, each fund paid no brokerage commissions to firms for providing research services.

The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the compensation paid by the funds on portfolio transactions is legally permissible and advisable. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to participate, or continue to participate, in the commission recapture program.

Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by FMR or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable to each fund or investment account. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

Each fund's NAV is the value of a single share. The NAV of each fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

Municipal Bond Fund. Portfolio securities are valued by various methods. If quotations are not available, debt securities are usually valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.

The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

Money Market Fund. Portfolio securities and other assets are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price the fund would receive if it sold the instrument.

Securities of other open-end investment companies are valued at their respective NAVs.

At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from the fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

BUYING, SELLING, AND EXCHANGING INFORMATION

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

DISTRIBUTIONS AND TAXES

Dividends. To the extent that each fund's income is designated as federally tax-exempt interest, the dividends declared by the fund are also federally tax-exempt. Short-term capital gains are taxable at ordinary income tax rates, but do not qualify for the dividends-received deduction.

Generally, each fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. Neither FMR nor the funds guarantee that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued and you may need to file an amended income tax return. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.

Interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.

A portion of the gain on municipal bonds purchased at market discount after April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains.

Ohio Tax Matters. Under current Ohio law, individuals and estates that are subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions with respect to shares of the Ohio Municipal Money Market Fund or the Ohio Municipal Income Fund (each, an "Ohio Fund") ("Distributions") to the extent that the Distributions are properly attributable to interest on obligations of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions ("Ohio Obligations"). Corporations that are subject to the Ohio corporation franchise tax will not be required to include Distributions in their tax base for purposes of calculating the Ohio corporation franchise tax on the net income basis to the extent that such Distributions either represent exempt-interest dividends for federal income tax purposes or are properly attributable to interest on Ohio Obligations. However, shares of an Ohio Fund will be included in a corporation's tax base for purposes of calculating the Ohio corporation franchise tax on the net worth basis.Distributions that consist of interest on obligations of the United States or its territories or possessions or of any authority, commission, or instrumentality of the United States the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax.Distributions properly attributable to gain on the sale, exchange or other disposition of Ohio Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio, and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources generally will not be exempt from the Ohio personal income tax, municipal or school district income taxes in Ohio, or the net income base of the Ohio corporation franchise tax.It is assumed for purposes of this discussion of Ohio state and local taxes that each Ohio Fund will continue to qualify as a regulated investment company under the Internal Revenue Code and that at all time at least 50% of the value of the total assets of each of the Ohio Funds consists of Ohio Obligations or similar obligations of other states or their subdivisions.

Capital Gain Distributions. Each fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains. The money market fund may distribute any net realized capital gains once a year or more often, as necessary.

As of December 31, 2004,Ohio Municipal Money Market had an aggregate capital loss carryforward of approximately $25,000. This loss carryforward, all of which will expire on December 31, 2012, is available to offset future capital gains. Under provisions of the Internal Revenue Code and related regulations, a fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.

Tax Status of the Funds. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Member of the Advisory Board, and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 233 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1984 or 1991

Trustee of Fidelity Municipal Trust (1984) and Fidelity Municipal Trust II (1991). Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of Ohio Municipal Money Market (2001) and Spartan Ohio Municipal Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
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Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

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Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2001 or 2002

Trustee of Fidelity Municipal Trust II (2001) and Fidelity Municipal Trust (2002). Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Municipal Trust and Fidelity Municipal Trust II. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 1997 or 2000

Vice President of Ohio Municipal Money Market (2000) and Spartan Ohio Municipal Income (1997). He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (44)

Year of Election or Appointment: 2002

Vice President of Spartan Ohio Municipal Income. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

David L. Murphy (56)

Year of Election or Appointment: 2002

Vice President of Ohio Municipal Money Market. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002) and Vice President of certain Asset Allocation Funds (2003). He serves as Senior Vice President (2000) and Money Market Group Leader (2002) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003) and a Vice President of FMR (2000). Previously, Mr. Murphy served as Bond Group Leader (2000-2002) and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Michael J. Marchese (47)

Year of Election or Appointment: 2004

Vice President of Ohio Municipal Money Market. Mr. Marchese also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Marchese worked as a director of research and portfolio manager.

Douglas T. McGinley (39)

Year of Election or Appointment: 2004

Vice President of Spartan Ohio Municipal Income. Mr. McGinley also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. McGinley worked as an analyst and manager.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Ohio Municipal Money Market and Spartan Ohio Municipal Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Vice President and Secretary of FDC; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), and Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Ohio Municipal Money Market and Spartan Ohio Municipal Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Ohio Municipal Money Market and Spartan Ohio Municipal Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Ohio Municipal Money Market and Spartan Ohio Municipal Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Ohio Municipal Money Market and Spartan Ohio Municipal Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Ohio Municipal Money Market and Spartan Ohio Municipal Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Ohio Municipal Money Market and Spartan Ohio Municipal Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)

Year of Election or Appointment: 1986 or 1989

Assistant Treasurer of Ohio Municipal Money Market (1989) and Spartan Ohio Municipal Income (1986). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

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Peter L. Lydecker (50)

Year of Election or Appointment: 2004

Assistant Treasurer of Ohio Municipal Money Market and Spartan Ohio Municipal Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

Year of Election or Appointment: 2002

Assistant Treasurer of Ohio Municipal Money Market and Spartan Ohio Municipal Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Ohio Municipal Money Market and Spartan Ohio Municipal Income. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

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Standing Committees of the Funds' Trustees. The Board of Trustees has established various committees to facilitate the timely and efficient consideration of all matters of importance to non-interested Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has 10 standing committees.

The Operations Committee is composed of all of the non-interested Trustees, with Mr. Mann currently serving as Chair. The committee normally meets monthly (except August), or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the non-interested Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the Fidelity funds and FMR and its affiliates, and annually reviews and makes recommendations regarding transfer agent and other service agreements, insurance coverage, and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders, significant litigation, and the voting of proxies of portfolio companies. The committee also has oversight of compliance issues not specifically in the scope of the charters of the Audit Committee or Fund Oversight Committees and considers other operating matters not specifically within the scope of oversight of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended December 31, 2004, the committee held 12 meetings.

The Fair Value Oversight Committee is composed of all of the non-interested Trustees, with Mr. Mann serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair, in conjunction with meetings of the Board of Trustees. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and their classification as liquid or illiquid and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee provides oversight regarding the investment policies relating to, and Fidelity funds' investment in, non-traditional securities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended December 31, 2004, the committee held four meetings.

As of December 31, 2004, after giving effect to the retirement of certain former Trustees effective that day, the Board of Trustees had established three Fund Oversight Committees: the Equity Committee (composed of Messrs. Lautenbach (Chair) and Stavropoulos), the Fixed-Income and International Committee (composed of Ms. Knowles), and the Select and Special Committee (composed of Messrs. McCoy (Chair), Gates, and Heilmeier). Each committee normally meets monthly (except August) or more frequently as called by the Chair of the respective committee. Each committee oversees investment advisory services provided by FMR to the relevant funds and develops an understanding of and monitors the investment objectives, policies, and practices of the relevant Fidelity funds. Each committee also monitors investment performance, compliance by each relevant Fidelity fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters and the personnel and other resources devoted to the management of each fund. The Fixed-Income and International Committee also receives reports required under Rule 2a-7 of the 1940 Act and has oversight of research bearing on credit quality, investment structures and other fixed-income issues, and of international research. The Select and Special Committee has oversight of FMR's equity investment research. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The non-interested Trustees of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the non-interested Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. During the fiscal year ended December 31, 2004, the Equity Committee held 12 meetings, the Fixed-Income and International Committee held 11 meetings, and the Select and Special Committee held 11 meetings.

The Board of Trustees established in December 2003 two Fund Contract Committees: the Equity Contract Committee (composed of Messrs. Lautenbach (Chair) and McCoy as of December 31, 2004) and the Fixed-Income Contract Committee (composed of Ms. Knowles as of December 31, 2004). Each committee ordinarily meets monthly during the first six months of each year and more frequently as necessary to consider matters related to the renewal of fund investment advisory agreements. The committees will assist the Board of Trustees in its consideration of investment advisory agreements of each fund. Each committee receives information on and makes recommendations concerning the approval of investment advisory agreements between the Fidelity funds and FMR and its affiliates and any non-FMR affiliate that serves as a sub-adviser to a Fidelity fund (collectively, investment advisers) and the annual review of these contracts. The Fixed-Income Contract Committee will be responsible for investment advisory agreements of the fixed-income funds. The Equity Contract Committee will be responsible for the investment advisory agreements of all other funds. With respect to each fund under its purview, each committee: requests and receives information on the nature, levels, and quality of services provided to the shareholders of the Fidelity funds by the investment advisers and their respective affiliates, fund performance, and such other information as the committee determines to be reasonably necessary to evaluate the terms of the investment advisory agreements; considers the profitability and other benefits that the investment advisers and their respective affiliates derive from their contractual arrangements with each of the funds (including tangible and intangible "fall-out benefits"); considers methodologies for determining the extent to which the funds benefit from economies of scale and refinements to these methodologies; considers such other matters and information as may be necessary and appropriate to evaluate investment advisory agreements of the funds; and makes recommendations to the Board concerning the approval or renewal of investment advisory agreements. Each committee will consult with the other committees of the Board of Trustees, and in particular with the Audit Committee and the applicable Fund Oversight Committees, in carrying out its responsibilities. Each committee's responsibilities are guided by Sections 15(c) and 36(b) of the 1940 Act. While each committee consists solely of non-interested Trustees, its meetings may, depending upon the subject matter, be attended by one or more senior members of FMR's management or representatives of a sub-adviser not affiliated with FMR. During the fiscal year ended December 31, 2004, the Equity Contract Committee held four meetings and the Fixed-Income Contract Committee held two meetings.

As of December 31, 2004, the Shareholder Services, Brokerage and Distribution Committee was composed of Messrs. Heilmeier, Lautenbach, and Stavropoulos. The committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the Fidelity funds' transfer agency fees, custody fees, and direct fees to investors (other than sales loads), such as small account and exchange fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the Fidelity funds by FMR and its affiliates, including pricing and bookkeeping services and fees. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the Fidelity funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution and commissions paid to firms supplying research and brokerage services or paying fund expenses. The committee also monitors brokerage and other similar relationships between the Fidelity funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the Fidelity funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finders' fees. The committee also oversees and receives reports on the preparation and use of advertisements and sales literature for the Fidelity funds. During the fiscal year ended December 31, 2004, the Shareholder Services, Brokerage and Distribution Committee held 12 meetings.

As of December 31, 2004, the Audit Committee was composed of Ms. Knowles (Chair), and Messrs. Gates and McCoy. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair. The committee meets separately at least four times a year with the Fidelity funds' Treasurer, with personnel responsible for the internal audit function of FMR Corp., and with the Fidelity funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the Fidelity funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the Fidelity funds and the funds' service providers, (ii) the financial reporting processes of the Fidelity funds, (iii) the independence, objectivity and qualification of the auditors to the Fidelity funds, (iv) the annual audits of the Fidelity funds' financial statements, and (v) the accounting policies and disclosures of the Fidelity funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any Fidelity fund, and (ii) the provision by any outside auditor of certain non-audit services to Fidelity fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the Fidelity funds. It is responsible for approving all audit engagement fees and terms for the Fidelity funds, resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the Fidelity funds and any service providers consistent with Independent Standards Board Standard No. 1. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the Fidelity funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Fidelity funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the Fidelity funds' or service providers internal controls over financial reporting. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the Fidelity funds' financial reporting process, will discuss with FMR, the Fidelity funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR Corp. their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the Fidelity funds, and will review with FMR, the Fidelity funds' Treasurer, outside auditor, and internal auditor personnel of FMR Corp. (to the extent relevant) the results of audits of the Fidelity funds' financial statements. The committee will review periodically the Fidelity funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. The committee also plays an oversight role in respect of each Fidelity fund's compliance with its name test and investment restrictions, the code of ethics relating to personal securities transactions, the code of ethics applicable to certain senior officers of the Fidelity funds, and anti-money laundering requirements. During the fiscal year ended December 31, 2004, the committee held 37 meetings.

The Governance and Nominating Committee was composed, as of December 31, 2004, of Messrs. Mann (Chair) and Gates, each of whom is not an "interested person" (as defined in the 1940 Act). The committee has two charters: one addressing fund governance and Board administrative matters and one addressing the nomination for the appointment or election of non-interested Trustees. The committee meets as called by the Chair. The committee also recommends the establishment of committees (including ad hoc and standing committees). The committee is also responsible for other fund governance and board administration matters. With respect to fund governance and board administration matters, the committee periodically reviews procedures and policies of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of non-interested Trustees. It acts as the administrative committee under the retirement plan for non-interested Trustees who retired prior to December 30, 1996 and under the fee deferral plan for non-interested Trustees. It reviews the performance of legal counsel employed by the Fidelity funds and the non-interested Trustees. On behalf of the non-interested Trustees, the committee will make such findings and determinations as to the independence of counsel for the non-interested Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to non-interested Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the non-interested Trustees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with non-interested Trustees at least once a year to discuss the Statement of Policies and other matters relating to fund governance. The committee also oversees the annual self-evaluation of the non-interested Trustees. The committee makes nominations for the election or appointment of non-interested Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee will have sole authority to retain and terminate any search firm used to identify non-interested Trustee candidates, including sole authority to approve such firm's fees and other retention terms. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a non-interested Trustee of the Fidelity funds, should be submitted to the Chair of the committee at the address maintained for communications with non-interested Trustees. If the committee retains a search firm, the Chair will forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting non-interested Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an "interested person" of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend 11 meetings per year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective non-interested Trustee in light of the Fidelity funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as a non-interested Trustee. During the fiscal year ended December 31, 2004, the committee held 14 meetings.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2004.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	Edward C. Johnson 3d	Abigail P. Johnson	Laura B. Cronin	Robert L. Reynolds
Ohio Municipal Money Market	none	none	none	none
Spartan Ohio Municipal Income	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
Non-Interested Trustees
DOLLAR RANGE OF FUND SHARES	Dennis J. Dirks	Robert M. Gates	George H. Heilmeier	Marie L. Knowles	Ned C. Lautenbach
Ohio Municipal Money Market	none	none	none	none	none
Spartan Ohio Municipal Income	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Marvin L. Mann	William O. McCoy	Cornelia M. Small	William S. Stavropoulos	Kenneth L. Wolfe
Ohio Municipal Money Market	none	none	none	none	none
Spartan Ohio Municipal Income	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	$10,001 - $50,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended December 31, 2004.

Compensation Table[1]
AGGREGATE COMPENSATION FROM A FUND	J. Michael Cook[2]	Ralph F. Cox[2]	Phyllis Burke Davis[3]	Dennis J. Dirks[4]	Robert M. Gates	George H. Heilmeier	Donald J. Kirk[2]
Ohio Municipal Money Market	$ 262	$ 278	$ 4	$ 138	$ 273	$ 266	$ 279
Spartan Ohio Municipal Income	$ 160	$ 169	$ 2	$ 82	$ 166	$ 162	$ 171
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 347,750	$ 369,250	$ 4,500	$ 183,000	$ 362,250	$ 353,250	$ 369,750
AGGREGATE COMPENSATION FROM A FUND	Marie L. Knowles	Ned C. Lautenbach	Marvin L. Mann	William O. McCoy	Cornelia M. Small[5]	William S. Stavropoulos	Kenneth L. Wolfe[6]
Ohio Municipal Money Market	$ 284	$ 244	$ 365	$ 260	$ 253	$ 239	$ 73
Spartan Ohio Municipal Income	$ 173	$ 149	$ 222	$ 159	$ 154	$ 145	$ 43
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 377,250	$ 323,750	$ 484,250	$ 385,750B	$ 335,750	$ 316,750	$ 97,250

1 Edward C. Johnson 3d, Abigail P. Johnson, Laura B. Cronin, Peter S. Lynch, and Robert L. Reynolds are interested persons and are compensated by FMR.

2 Mr. Cook, Mr. Cox, and Mr. Kirk served on the Board of Trustees through December 31, 2004.

3 Ms. Davis served on the Board of Trustees through December 31, 2003. Ms. Davis received compensation in January 2004 for her services at meetings attended in December 2003.

4 During the period from July 1, 2004 through December 31, 2004, Mr. Dirks served as a Member of the Advisory Board. Effective January 1, 2005, Mr. Dirks serves as a Member of the Board of Trustees.


5 During the period from January 1, 2004 through December 31, 2004, Ms. Small served as a Member of the Advisory Board. Effective January 1, 2005, Ms. Small serves as a Member of the Board of Trustees.

6 During the period from October 1, 2004 through December 31, 2004, Mr. Wolfe served as a Member of the Advisory Board. Effective January 1, 2005, Mr. Wolfe serves as a Member of the Board of Trustees.

A Information is for the calendar year ended December 31, 2004 for 303 funds of 58 trusts in the fund complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2004, the Trustees accrued required deferred compensation from the funds as follows: J. Michael Cook, $132,875; Ralph F. Cox, $132,875; Robert M. Gates, $132,875; George H. Heilmeier, $132,875; Donald J. Kirk, $132,875; Marie L. Knowles, $144,125; Ned C. Lautenbach, $132,875; Marvin L. Mann, $177,875; William O. McCoy, $132,875; and William S. Stavropoulos, $132,875. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: J. Michael Cook, $42,086.25; Ralph F. Cox, $42,086.25; Ned C. Lautenbach, $51,358.45; and William O. McCoy, $91,858.45.

B Compensation figures include cash and may include amounts deferred at Mr. McCoy's election under a deferred compensation plan adopted by the other open-end registered investment companies in the fund complex (Other Open-End Funds). Pursuant to the deferred compensation plan, Mr. McCoy, as a non-interested Trustee, may elect to defer receipt of all or a portion of his annual fees. Amounts deferred under the deferred compensation plan are credited to an account established for Mr. McCoy on the books of the Other Open-End Funds. Interest is accrued on amounts deferred under the deferred compensation plan. For the calendar year ended December 31, 2004, Mr. McCoy voluntarily elected to defer $40,500.


Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the non-interested Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any non-interested Trustee or to pay any particular level of compensation to the non-interested Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

As of December 31, 2004, the Trustees, Member of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.

CONTROL OF INVESTMENT ADVISERS

FMR Corp., organized in 1972, is the ultimate parent company of FMR and Fidelity Investments Money Management, Inc. (FIMM). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the primary business activities of FMR Corp. and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

Fidelity International Limited (FIL), a Bermuda company formed in 1968, is the ultimate parent company of Fidelity International Investment Advisors (FIIA) and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. At present, the primary business activities of FIL and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

FMR, FIMM, FIIA, FIIA(U.K.)L (the Investment Advisers), Fidelity Distributors Corporation (FDC), and the funds have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the funds, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees. For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.3700%	$ 1 billion	.3700%
3	-		6.3400	50.2188
6	-		9.3100	100.1869
9	-		12.2800	150.1736
12	-		15.2500	200.1652
15	-		18.2200	250.1587
18	-		21.2000	300.1536
21	-		24.1900	350.1494
24	-		30.1800	400.1459
30	-		36.1750	450.1427
36	-		42.1700	500.1399
42	-		48.1650	550.1372
48	-		66.1600	600.1349
66	-		84.1550	650.1328
84	-		120.1500	700.1309
120	-		156.1450	750.1291
156	-		192.1400	800.1275
192	-		228.1350	850.1260
228	-		264.1300	900.1246
264	-		300.1275	950.1233
300	-		336.1250	1,000.1220
336	-		372.1225	1,050.1209
372	-		408.1200	1,100.1197
408	-		444.1175	1,150.1187
444	-		480.1150	1,200.1177
480	-		516.1125	1,250.1167
516	-		587.1100	1,300.1158
587	-		646.1080	1,350.1149
646	-		711.1060	1,400.1141
711	-		782.1040
782	-		860.1020
860	-		946.1000
946	-		1,041.0980
1,041	-		1,145.0960
1,145	-		1,260.0940
Over			1,260.0920

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $917 billion of group net assets - the approximate level for December 2004 - was 0.1241%, which is the weighted average of the respective fee rates for each level of group net assets up to $917 billion.

Each fund's individual fund fee rate is 0.25%. Based on the average group net assets of the funds advised by FMR for December 2004, each fund's annual management fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
Ohio Municipal Money Market 	0.1241%	+	0.25%	=	0.3741%
Spartan Ohio Municipal Income	0.1241%	+	0.25%	=	0.3741%

One-twelfth of the management fee rate is applied to each fund's average net assets for the month, giving a dollar amount which is the fee for that month.

The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years.

Fund	Fiscal Years Ended December 31	Management Fees Paid to FMR
Ohio Municipal Money Market	2004	$ 2,621,911
	2003	$ 2,493,706
	2002	$ 2,324,880
Spartan Ohio Municipal Income	2004	$ 1,587,080
	2003	$ 1,652,024
	2002	$ 1,604,698


FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a fund's returns and yield, and repayment of the reimbursement by a fund will lower its returns and yield.


Sub-Adviser - FIMM. On behalf of each fund, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has day-to-day responsibility for choosing investments for each fund.

Under the terms of the sub-advisory agreements, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with each fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

Fees paid to FIMM by FMR on behalf of each fund for the past three fiscal years are shown in the following table.

Fund	Fiscal Year Ended December 31	Fees Paid to FIMM
Ohio Municipal Money Market	2004	$ 1,311,025
	2003	$ 1,246,737
	2002	$ 1,162,330
Spartan Ohio Municipal Income	2004	$ 793,534
	2003	$ 825,903
	2002	$ 802,477

Sub-Advisers - FIIA and FIIA(U.K.)L. On behalf of each fund, FIMM has entered into a master international fixed-income research agreement with FIIA. On behalf of each fund, FIIA, in turn, has entered into a fixed-income sub-research agreement with FIIA(U.K.)L. Pursuant to the fixed-income research agreements, FIMM may receive investment advice and research services concerning issuers and countries outside the United States. In particular, FIIA and FIIA(U.K.)L will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

Under the terms of the master international fixed-income research agreement, FIMM pays FIIA an amount based on a fund's net assets relative to the assets of other registered investment companies with which FMR or FIMM has management contracts. Under the terms of the fixed-income sub-research agreement, FIIA pays FIIA(U.K.)L an amount equal to the administrative costs incurred in providing investment advice and research services for a fund.

For the past three fiscal years, no fees were paid to FIIA and FIIA(U.K.)L on behalf of the funds for providing investment advice and research services pursuant to the fixed-income research agreements.


BOARD APPROVAL OF THE EXISTING INVESTMENT ADVISORY CONTRACTS

Matters Considered by the Board. The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees is scheduled to meet 11 times a year. The Board of Trustees, including the non-interested Trustees, believes that matters bearing on each fund's advisory contracts are considered at most, if not all, of its meetings. While the full Board of Trustees or the non-interested Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees. The non-interested Trustees meet frequently in executive session and are advised by independent legal counsel selected by the non-interested Trustees.

Information Received by the Board of Trustees. In connection with their meetings, the Board of Trustees, including the non-interested Trustees, received materials specifically relating to the existing management contracts and sub-advisory agreements (the Investment Advisory Contracts). These materials included (i) information on the investment performance of each fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of each fund, and (iii) the economic outlook and the general investment outlook in the markets in which each fund invests. The Board of Trustees, including the non-interested Trustees, also considers periodically other material facts such as (1) the Investment Advisers' results and financial condition, (2) arrangements in respect of the distribution of each fund's shares, (3) the procedures employed to determine the value of each fund's assets, (4) the allocation of each fund's brokerage, if any, including allocations to brokers affiliated with the Investment Advisers, the use of "soft" commission dollars to pay for research and brokerage services, and the use of brokerage commissions to pay fund expenses, (5) the Investment Advisers' management of the relationships with each fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with each fund's investment policies and restrictions and with policies on personal securities transactions, and (7) the nature, cost and character of non-investment management services provided by the Investment Advisers and their affiliates.

Additional information was furnished by the Investment Advisers including, among other items, information on and analysis of (a) the overall organization of the Investment Advisers, (b) investment performance, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of the Investment Advisers, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including each fund's shareholders.

In considering the Investment Advisory Contracts, the Board of Trustees, including the non-interested Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees, including the non-interested Trustees, in connection with its approval of the Investment Advisory Contracts include the following:

Benefits to Shareholders. The Board of Trustees, including the non-interested Trustees, considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.

Investment Compliance and Performance. The Board of Trustees, including the non-interested Trustees, considered whether each fund has operated within its investment objective and its record of compliance with its investment restrictions. It also reviewed each fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

The Investment Advisers' Personnel and Methods. The Board of Trustees, including the non-interested Trustees, reviews at least annually the background of each fund's portfolio manager and each fund's investment objective and discipline. The non-interested Trustees have also had discussions with senior management of the Investment Advisers responsible for investment operations and the senior management of Fidelity's money market and bond groups. Among other things they considered the size, education and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

Nature and Quality of Other Services. The Board of Trustees, including the non-interested Trustees, considered the nature, quality, cost and extent of administrative and shareholder services performed by the Investment Advisers and affiliated companies, under the existing Investment Advisory Contracts and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees, including the non-interested Trustees, has also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians.

Expenses. The Board of Trustees, including the non-interested Trustees, considered each fund's expense ratio, and expense ratios of a peer group of funds. It also considered the amount and nature of fees paid by shareholders.

Profitability. The Board of Trustees, including the non-interested Trustees, considered the level of the Investment Advisers' profits in respect of the management of the Fidelity funds, including each fund. This consideration included an extensive review of the Investment Advisers' methodology in allocating their costs to the management of a fund. The Board of Trustees, including the non-interested Trustees, has concluded that the cost allocation methodology employed by the Investment Advisers has a reasonable basis and is appropriate in light of all of the circumstances. It considered the profits realized by the Investment Advisers in connection with the operation of a fund and whether the amount of profit is a fair entrepreneurial profit for the management of a fund. It also considered the profits realized from non-fund businesses which may benefit from or be related to a fund's business. The Board of Trustees, including the non-interested Trustees, also considered the Investment Advisers' profit margins in comparison with available industry data.

Economies of Scale. The Board of Trustees, including the non-interested Trustees, considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees, including the non-interested Trustees, has concluded that any potential economies of scale are being shared between fund shareholders and the Investment Advisers in an appropriate manner.

Other Benefits to the Investment Advisers. The Board of Trustees, including the non-interested Trustees, also considered the character and amount of fees paid by each fund and each fund's shareholders for services provided by the Investment Advisers and their affiliates, including fees for services like transfer agency, fund accounting, and direct shareholder services. It also considered the allocation of fund brokerage to brokers affiliated with the Investment Advisers, the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds, and benefits to the Investment Advisers from the use of "soft" commission dollars to pay for research and brokerage services. The Board of Trustees, including the non-interested Trustees, also considered the revenues and profitability of the Investment Advisers' businesses other than their mutual fund business, including the Investment Advisers' retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees, including the non-interested Trustees, considered the intangible benefits that accrue to the Investment Advisers and their affiliates by virtue of their relationship with each fund.

Conclusion. Based on its evaluation of all material factors and assisted by the advice of independent counsel, the Board of Trustees, including the non-interested Trustees, concluded that the existing advisory fee structures are fair and reasonable, and that the existing Investment Advisory Contracts should be approved.

PROXY VOTING GUIDELINES

The following Proxy Voting Guidelines were established by the Board of Trustees of the funds, after consultation with Fidelity. (The guidelines are reviewed periodically by Fidelity and by the non-interested Trustees of the Fidelity funds, and, accordingly, are subject to change.)

I. General Principles

A. Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals. In general, FMR will oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

B. Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.

C. Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Operations Committee or its designee.

II. Portfolio shares should generally be voted against anti-takeover proposals, including:

A. Fair Price Amendments, except those that consider only a two year price history and are not accompanied by other anti-takeover measures.

B. Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer's Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

C. Authorization of "Blank Check" Preferred Stock.

D. Golden Parachutes:

1. Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

2. Compensation contracts for outside directors.

3. Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.

4. Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.

E. Supermajority Provisions.

F. Poison Pills:

1. Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.

2. FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.

3. FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company's Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

4. Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

5. If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company's Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

G. Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).

H. Transfer of authority from shareholders to directors.

I. Reincorporation in another state (when accompanied by anti-takeover provisions).

III. Stock Option Plans

A. Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:

1. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

2. The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

3. The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan, (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.

4. The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan's terms.

5. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:

a. They are granted by a compensation committee composed entirely of independent directors.

b. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

6. The plan's terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms, or board resolution, are met:

a. The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

b. The repricing is rarely used and then only to maintain option value due to extreme circumstances beyond management's control; and

c. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

7. Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company's executive officers, that no shares are currently available for such options under the company's existing plans, and that such options need to be granted before the company's next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders' meeting.

8. For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000®; the small capitalization company category generally includes all companies outside the Russell 1000.

B. FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

C. Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:

1. Whether the repricing proposal excludes senior management and directors;

2. Whether the options proposed to be repriced exceeded FMR's dilution thresholds when initially granted;

3. Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;

4. The company's relative performance compared to other companies within the relevant industry or industries;

5. Economic and other conditions affecting the relevant industry or industries in which the company competes and;

6. Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

IV. Restricted Stock Awards ("RSA") should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:

A. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

B. The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.

C. The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan's terms.

D. The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.

E. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:

1. They are granted by a compensation committee composed entirely of independent directors.

2. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

F. For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

G. Proposals to grant restricted stock in exchange for options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to grant restricted stock awards in exchange for options based upon whether the proposed exchange is consistent with the interests of shareholders, taking into account such factors as:

1. Whether the restricted stock award exchange proposal excludes senior management and directors;

2. Whether the options proposed to be exchanged exceeded FMR's dilution thresholds when initially granted;

3. Whether the restricted stock award exchange proposal is value neutral to shareholders based upon an acceptable stock award pricing model;

4. The company's relative performance compared to other companies within the relevant industry or industries;

5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

6. Any other facts or circumstances relevant to determining whether a restricted stock award exchange proposal is consistent with the interests of shareholders.

V. Other Stock-Related Plans should be evaluated on a case-by-case basis:

A. Omnibus Stock Plans - vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus. In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and IV will be measured against the total number of shares under all components of such plan.

B. Employee Stock Purchase Plans - vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

C. Stock Awards (other than stock options and RSAs) - generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

VI. Unusual Increases in Common Stock:

A. An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.

B. Measured as follows: requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority). (If the result is greater than 3, Portfolio shares should be voted against.)

VII. Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.

VIII. With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.

IX. Greenmail - Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.

X. Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.

A. Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

XI. Portfolio shares should be voted in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Portfolio shares should be voted in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

XIII. Employee Stock Ownership Plans ("ESOPs") should be evaluated on a case-by-case basis. Portfolio shares should usually be voted for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

XIV. Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.

XV. Avoidance of Potential Conflicts of Interest

Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies' relationship, business or otherwise, with that portfolio company.

FMR applies the following policies and follows the procedures set forth below:

A. FMR has placed responsibility for the Funds' proxy voting in the FMR Legal Department.

B. The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds' Board of Trustees.

C. The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp is authorized to take a final decision.

D. When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund's registration statement, FMR will use pass through voting or echo voting procedures.

XVI. Executive Compensation

FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

XVII. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the appointment of an independent chairperson. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, appointment of an independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

XVIII. Auditors

A. Portfolio shares should generally be voted against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the selection of the company's auditor.

B. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. Portfolio shares should also generally be voted against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

XIX. Incorporation or Reincorporation in Another State or Country

Portfolio shares should generally be voted against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and voted in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved a Distribution and Service Plan on behalf of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. In addition, each Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Ohio Municipal Money Market and Spartan Ohio Municipal Income shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

FDC may compensate intermediaries that satisfy certain criteria established from time to time by FDC relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares, or other factors.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each fund has entered into a transfer agent agreement with Citibank, N.A. (Citibank), which is located at 111 Wall Street, New York, New York. Under the terms of the agreements, Citibank provides transfer agency, dividend disbursing, and shareholder services for each fund. Citibank in turn has entered into sub-transfer agent agreements with Fidelity Service Company, Inc. (FSC), an affiliate of FMR,which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services for each fund and receives all related transfer agency fees paid to Citibank.

For providing transfer agency services, FSC receives a position fee and an asset-based fee each paid monthly with respect to each position in a fund. For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. The position fees are subject to increase based on postage rate changes.

FSC also collects fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research.

In addition, Citibank receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in each Fidelity Freedom Fund and Fidelity Four-in-One Index Fund, funds of funds managed by an FMR affiliate, according to the percentage of the QTP's, Freedom Fund's, or Fidelity Four-in-One Index Fund's assets that is invested in a fund, subject to certain limitations in the case of Fidelity Four-in-One Index Fund.

FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Each fund has also entered into a service agent agreement with Citibank. Under the terms of the agreements, Citibank provides pricing and bookkeeping services for each fund. Citibank in turn has entered into sub-service agent agreements with FSC. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for each fund and maintaining each fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to Citibank.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for tax-free domestic fixed-income funds are 0.0250% of the first $500 million of average net assets, 0.0150% of average net assets between $500 million and $3.5 billion, 0.0040% of average net assets between $3.5 billion and $25 billion, and 0.00180% of average net assets in excess of $25 billion. The fee is limited to a minimum of $30,000 per year.

The annual rates for pricing and bookkeeping services for money market funds are 0.0150% of the first $500 million of average net assets, 0.0075% of average net assets between $500 million and $10 billion, 0.0040% of average net assets between $10 billion and $25 billion, and 0.00180% of average net assets in excess of $25 billion. The fee is limited to a minimum of $20,000 per year.

Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the following table.

Fund	2004	2003	2002
Ohio Municipal Money Market	$ 93,854	$ 114,344	$ 103,285
Spartan Ohio Municipal Income	$ 108,551	$ 141,057	$ 135,741

DESCRIPTION OF THE TRUSTS

Trust Organization. Fidelity Ohio Municipal Money Market Fund is a fund of Fidelity Municipal Trust II, an open-end management investment company created under an initial trust instrument dated June 20, 1991. Spartan Ohio Municipal Income Fund is a fund of Fidelity Municipal Trust, an open-end management investment company created under an initial declaration of trust dated June 22, 1984. Currently, there are three funds offered in Fidelity Municipal Trust II: Fidelity Michigan Municipal Money Market Fund, Fidelity Ohio Municipal Money Market Fund, and Fidelity Pennsylvania Municipal Money Market Fund. Currently, there are six funds offered in Fidelity Municipal Trust: Spartan Michigan Municipal Income Fund, Spartan Minnesota Municipal Income Fund, Spartan Municipal Income Fund, Spartan Ohio Municipal Income Fund, Spartan Pennsylvania Municipal Income Fund, and Spartan Short-Intermediate Municipal Income Fund. The Trustees are permitted to create additional funds in the trusts and to create additional classes of the funds.

The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in a trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the respective trusts shall be allocated between or among any one or more of its funds.

Shareholder Liability - Massachusetts Trust. Fidelity Municipal Trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the Massachusetts trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Massachusetts trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the Massachusetts trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

Shareholder Liability - Delaware Trust. Fidelity Municipal Trust II is a statutory trust organized under Delaware law. Delaware law provides that, except to the extent otherwise provided in the Trust Instrument, shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of Delaware. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Delaware trust. The Trust Instrument provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Trust Instrument further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and a fund is unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Voting Rights - Massachusetts Trust. The fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Voting Rights - Delaware Trust. The fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodian. Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, independent registered public accounting firm, examines financial statements for each fund and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year ended December 31, 2004, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference.

FUND HOLDINGS INFORMATION

Each fund views material non-public holdings information as sensitive and limits the dissemination of such information to circumstances in which the recipient has a duty of confidentiality or in accordance with Board of Trustees-approved guidelines, as described below.

1. Each fund will provide a full list of its holdings as of the end of the fund's fiscal quarter on www.fidelity.com (Research) 60 days after its fiscal quarter-end. The money market fund's monthly holdings are also available monthly, 15 days or more after month-end by calling Fidelity at 1-800-544-8544.

2. Each fund will provide material non-public holdings information to third-parties that, i) calculate information derived from holdings either for use by FMR or by firms that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), and ii) enter into agreements that specify that, (a) holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, (c) the firms certify their information security policies and procedures, and (d) the firms limit the nature and type of information that may be disclosed to third-parties.

3. Except as discussed below, each fund may provide to ratings and rankings organizations the same information at the same time it is filed with the SEC or one day after the information is provided on Fidelity's web site.

The information referenced in (1) above, will be available on the web site until updated for the next applicable period.

The entities that may receive the information described in (2) above are: Factset (full holdings daily, on the next day); iMoneynet (aggregate holdings weekly, one day after the end of the week); Kynex (full holdings weekly, one day after the end of the week); Vestek (full holdings, as of the end of the calendar quarter, 15 days after the calendar quarter-end); Standard & Poor's (full holdings weekly, six days after the end of the week); Moody's Investor Services (full holdings weekly, six days after the end of the week); and Wall Street Concepts (REMIC securities quarterly, 15 days after calendar quarter-end).

In addition, material non-public holdings information may be provided as part of the normal investment activities of each fund to the following entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed: auditors; the custodians; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the funds or the non-interested trustees; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation.

A fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the fund.

As authorized by the Board of Trustees, FMR's Disclosure Policy Committee, has established and administers guidelines found by the Board to be in the best interests of shareholders concerning the dissemination of fund holdings information, and resolution of conflicts of interest in connection with such disclosure, if any. The Disclosure Policy Committee reviews and decides on each information request and, if granted, how and by whom that information will be disseminated. The Disclosure Policy Committee is comprised of the funds' Treasurer and Deputy Treasurers and the executive officers of FMR. It reports to the Board of Trustees periodically. Any modifications to the guidelines require prior Board approval.

FMR, any affiliates, and the fund will not enter into any arrangements with third-parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, FMR desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the funds' SAI.

There is no assurance that the funds' policies on holdings information will protect the funds from the potential misuse of holdings by individuals or firms in possession of that information.

APPENDIX

On July 19, 2004, a class action complaint entitled Gilliam, et al. v. Fidelity Management & Research Co., FMR Co., Inc., FMR Corp., Fidelity Distributors Corp., et al. was filed in the U.S. District Court for the District of Massachusetts alleging, among other things, that the defendants failed to disclose revenue sharing and fund portfolio brokerage practices adequately in the prospectuses of certain Fidelity funds. The complaint, which names over 200 Fidelity funds as nominal defendants, seeks unspecified damages. Four additional lawsuits making similar allegations have been filed, and other similar cases may be filed in the future. Any recovery of damages would revert to the funds. Fidelity believes these allegations are without merit and intends to defend them vigorously.

Fidelity, Spartan, Fidelity Investments & (Pyramid) Design, and Magellan are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity's

Pennsylvania Municipal

Funds

Fidelity® Pennsylvania Municipal Money Market Fund

(fund number 401, trading symbol FPTXX)

Spartan® Pennsylvania Municipal Income Fund

(fund number 402, trading symbol FPXTX)

Prospectus

February 27, 2005

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

Pennsylvania Municipal Money Market Fund seeks as high a level of current income, exempt from federal income tax and Pennsylvania personal income tax, as is consistent with preservation of capital.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing in municipal money market securities.
  Normally investing at least 80% of assets in municipal securities whose interest is exempt from federal and Pennsylvania personal income taxes.
  Potentially investing up to 20% of assets in municipal securities whose interest is subject to Pennsylvania personal income tax.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
  Foreign Exposure. Entities providing credit support or a maturity-shortening structure that are located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
  Geographic Concentration. Unfavorable political or economic conditions within Pennsylvania can affect the credit quality of issuers located in that state.
  Issuer-Specific Changes. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Investment Objective

Spartan® Pennsylvania Municipal Income Fund seeks as high a level of current income, exempt from federal income tax and Pennsylvania personal income tax, as is consistent with its investment characteristics.

Prospectus

Fund Summary - continued

Principal Investment Strategies

FMR's principal investment strategies include:

  Normally investing at least 80% of assets in investment-grade municipal securities whose interest is exempt from federal and Pennsylvania personal income taxes.
  Managing the fund to have similar overall interest rate risk to an index, which as of December 31, 2004, was the Lehman Brothers® Pennsylvania Municipal Bond Index.
  Allocating assets across different market sectors and maturities.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer to select investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Geographic Concentration. Unfavorable political or economic conditions within Pennsylvania can affect the credit quality of issuers located in that state.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Performance

The following information is intended to help you understand the risks of investing in each fund. The information illustrates the changes in each fund's performance from year to year and compares the bond fund's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Spartan Pennsylvania Municipal Income also compares its performance to the performance of an additional index over various periods of time. Returns (before and after taxes for the bond fund) are based on past results and are not an indication of future performance.

Prospectus

Year-by-Year Returns

PA Municipal Money Market
Calendar Years	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
	3.56%	3.21%	3.36%	3.15%	2.91%	3.80%	2.50%	1.09%	0.65%	0.81%



During the periods shown in the chart for Pennsylvania Municipal Money Market:	Returns	Quarter ended
Highest Quarter Return	 1.00%	December 31, 2000
Lowest Quarter Return	 0.12%	September 30, 2003
Spartan PA Municipal Income
Calendar Years	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
	17.44%	4.02%	8.34%	5.77%	-2.16%	10.99%	4.97%	9.14%	5.11%	4.28%



During the periods shown in the chart for Spartan Pennsylvania Municipal Income:	Returns	Quarter ended
Highest Quarter Return	 7.68%	March 31, 1995
Lowest Quarter Return	 -2.86%	June 30, 2004

Average Annual Returns

After-tax returns for the bond fund are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

Prospectus

Fund Summary - continued

For the periods ended December 31, 2004	Past 1 year	Past 5 years	Past 10 years
PA Muni Money Market	 0.81%	 1.76%	 2.50%
Spartan PA Muni Income
Return Before Taxes	 4.28%	 6.87%	 6.68%
Return After Taxes on Distributions	 4.21%	 6.79%	 6.57%
Return After Taxes on Distributions and Sale of Fund Shares	 4.33%	 6.55%	 6.43%
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	 4.48%	 7.20%	 7.06%
Lehman Brothers PA Enhanced Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	 4.26%	 7.18%	 6.93%
LipperSM PA Municipal Debt Funds Average (reflects no deduction for sales charges or taxes)	 3.55%	 6.27%	 6.05%

If FMR were to reimburse certain expenses, returns would be higher during these periods.

Lehman Brothers Municipal Bond Index is a market value-weighted index of investment-grade fixed-rate tax-exempt municipal bonds with maturities of one year or more.

Lehman Brothers Pennsylvania Enhanced Municipal Bond Index is a market value-weighted index of Pennsylvania investment-grade fixed-rate municipal bonds with maturities of one year or more.

The Lipper Funds Average reflects the performance of mutual funds with similar objectives.

Fee Table

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of a fund. The annual fund operating expenses provided below for each fund do not reflect the effect of any reduction of certain expenses during the period.

Shareholder fees (paid by the investor directly)A

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 30 days (as a % of amount redeemed)for Spartan PA Muni Income onlyB	0.50%

A If the fund is your Fidelity brokerage core, you will pay fees charged in connection with certain activity in your Fidelity brokerage account directly from your fund investment. Please see your Fidelity brokerage account materials for additional information.

B A redemption fee may be charged when you sell your shares or if your shares are redeemed because your fund balance falls below the balance minimum for any reason, including solely due to declines in net asset value per share.

Prospectus

Annual operating expenses (paid from fund assets)

PA Municipal Money Market	Management fee 	0.50%
	Distribution and/or Service (12b-1) fees	None
	Other expenses 	0.00%
	Total annual fund operating expensesA	0.50%
Spartan PA Municipal Income	Management fee 	0.38%
	Distribution and/or Service (12b-1) fees	None
	Other expenses 	0.12%
	Total annual fund operating expensesA	0.50%

A Effective February 1, 2005, FMR has voluntarily agreed to reimburse each fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed 0.55%. These arrangements may be discontinued by FMR at any time.

This example helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.

Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

PA Municipal Money Market	1 year	$ 51
	3 years	$ 160
	5 years	$ 280
	10 years	$ 628
Spartan PA Municipal Income	1 year	$ 51
	3 years	$ 160
	5 years	$ 280
	10 years	$ 628

Through arrangements with Pennsylvania Municipal Money Market's custodian and transfer agent, credits realized as a result of uninvested cash balances are used to reduce fund expenses. In addition, through arrangements with Spartan Pennsylvania Municipal Income's custodian and transfer agent, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses for Pennsylvania Municipal Money Market would have been 0.48% and 0.49% for Spartan Pennsylvania Municipal Income.

Prospectus

Fund Basics

Investment Details

Investment Objective

Pennsylvania Municipal Money Market Fund seeks as high a level of current income, exempt from federal income tax and Pennsylvania personal income tax, as is consistent with preservation of capital.

Principal Investment Strategies

FMR normally invests the fund's assets in municipal money market securities.

FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal and Pennsylvania personal income taxes. Municipal securities whose interest is exempt from federal and Pennsylvania personal income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

FMR may invest up to 20% of the fund's assets in municipal securities whose interest is subject to Pennsylvania personal income tax under normal circumstances. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.

In buying and selling securities for the fund, FMR complies with industry-standard regulatory requirements for money market funds regarding the quality, maturity, and diversification of the fund's investments. FMR may invest the fund's assets in municipal money market securities by investing in other funds. FMR stresses maintaining a stable $1.00 share price, liquidity, and income.

Investment Objective

Spartan Pennsylvania Municipal Income Fund seeks as high a level of current income, exempt from federal income tax and Pennsylvania personal income tax, as is consistent with its investment characteristics.

Principal Investment Strategies

FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal and Pennsylvania personal income taxes. The municipal securities in which the fund invests are normally investment-grade (those of medium and high quality). Municipal securities whose interest is exempt from federal and Pennsylvania personal income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

FMR may invest the fund's assets in municipal securities whose interest is subject to Pennsylvania personal income tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

Prospectus

Fund Basics - continued

FMR uses an index that represents the market for the types of securities in which the fund invests as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of December 31, 2004, FMR was using the Lehman Brothers Pennsylvania Enhanced Municipal Bond Index in managing the fund's investments. As of December 31, 2004, the fund's dollar-weighted average maturity was approximately 12.6 years and the index's dollar-weighted average maturity was approximately 13.5 years.

FMR allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector and maturity.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR analyzes a security's structural features and current price compared to its estimated long-term value, any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

In addition to the principal investment strategies discussed above, FMR may invest the fund's assets in lower-quality debt securities, and may use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. FMR may invest the fund's assets in municipal debt securities by investing in other funds. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds, and other securities that FMR believes have debt-like characteristics, including hybrids and synthetic securities.

Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Municipal money market securities include variable rate demand notes, commercial paper, and municipal notes.

Prospectus

Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

Principal Investment Risks

Many factors affect each fund's performance. Because FMR concentrates each fund's investments in Pennsylvania, the fund's performance is expected to be closely tied to economic and political conditions within that state and to be more volatile than the performance of a more geographically diversified fund.

The money market fund's yield will change daily based on changes in interest rates and other market conditions. Although the fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of the fund's investments could cause the fund's share price to decrease.

The bond fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR may invest a significant percentage of Spartan Pennsylvania Municipal Income's assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

The following factors can significantly affect a fund's performance:

Municipal Market Volatility. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Interest Rate Changes. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Prospectus

Fund Basics - continued

Foreign Exposure. Entities providing credit support or a maturity-shortening structure that are located in foreign countries can involve increased risks. Extensive public information about the provider may not be available and unfavorable political, economic, or governmental developments could affect the value of the security.

Geographic Concentration. Pennsylvania has historically been identified as a heavy industry state. However, that reputation has changed over the last thirty years and the Commonwealth's business environment readjusted to reflect a more diversified economic base. However, as in many other industrially developed states, economic activity may be more cyclical than in some other states or in the nation as a whole. Greater than projected growth in the national economy during the second half of 2003 and continuing in early 2004 contributed to Commonwealth revenues exceeding the budget estimate for fiscal year 2004 by $636.7 million or 2.9 percent.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to these changes. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service (IRS) determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. In addition, if the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline in value.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.

Prospectus

Generally, each fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. Neither FMR nor the funds guarantee that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance, and a fund could distribute income subject to federal or Pennsylvania personal income tax.

Fundamental Investment Policies

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

Pennsylvania Municipal Money Market Fund seeks as high a level of current income, exempt from federal income tax and Pennsylvania personal income tax, as is consistent with preservation of capital. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal and Pennsylvania personal income taxes.

Spartan Pennsylvania Municipal Income Fund seeks as high a level of current income, exempt from federal income tax and Pennsylvania personal income tax, as is consistent with its investment characteristics. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal and Pennsylvania personal income taxes.

Valuing Shares

Each fund is open for business each day the New York Stock Exchange (NYSE) is open. Pennsylvania Municipal Money Market is also open for business on Good Friday.

Each fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). Each fund's assets are valued as of this time for the purpose of computing the fund's NAV.

To the extent that each fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

Prospectus

Fund Basics - continued

The money market fund's assets are valued on the basis of amortized cost.

The bond fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair value pricing may be used for high yield debt and floating rate loans when available pricing information is stale or is determined for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund (other than the money market fund) has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

You may buy or sell shares of a fund through a Fidelity brokerage account or a Fidelity mutual fund account. If you buy or sell shares of a fund (other than by exchange) through a Fidelity brokerage account, your transactions generally involve your Fidelity brokerage core (a settlement vehicle included as part of your Fidelity brokerage account).

If you do not currently have a Fidelity brokerage account or a Fidelity mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity brokerage account or a Fidelity mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares of the funds through an investment professional. If you buy or sell shares of a fund through an investment professional, the procedures for buying, selling, and exchanging shares of the fund and the account features and policies may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may also apply. For example, you may be charged a transaction fee if you buy or sell shares of a fund through a non-Fidelity broker or other investment professional.

Buying and Selling Information
Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003 Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time)

You should include the following information with any order to buy, sell, or exchange shares:

  Your name;
  Your account number;
  Name of fund whose shares you want to buy or sell; and
  Dollar amount or number of shares you want to buy or sell.

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

Prospectus

Shareholder Information - continued

Minimums
Initial Purchase
For PA Muni Money Market	$5,000
For Spartan PA Muni Income	$10,000
Subsequent Purchase
For PA Muni Money Market	$250
Through regular investment plans	$100
For Spartan PA Muni Income	$1,000
Through regular investment plans	$500
Balance	$2,000
For PA Muni Money Market	$2,000
For Spartan PA Muni Income	$5,000

There is no minimum balance or initial or subsequent purchase minimum for investments through Portfolio Advisory ServicesSM  or a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager.

In addition, each fund may waive or lower purchase minimums in other circumstances.

Frequent purchases and sales of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to a fund (such as brokerage commissions, or spreads paid to dealers who sell money market instruments to a fund), disrupting portfolio management strategies, or diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the fund's NAV. Accordingly, the Board of Trustees has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for Spartan Pennsylvania Municipal Income. However, there is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent frequent trading. The fund may alter its policies at any time without prior notice to shareholders.

FMR anticipates that shareholders will purchase and sell shares of Pennsylvania Municipal Money Market frequently because the money market fund is designed to offer investors a liquid cash option. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive or short-term trading of money market fund shares and Pennsylvania Municipal Money Market accommodate frequent trading.

There is no minimum holding period and shareholders can sell their shares at any time. Shareholders will ordinarily comply with Spartan Pennsylvania Municipal Income's policies regarding excessive trading by allowing 90 days to pass after each investment before they sell or exchange from the fund. The fund may take action if shares are held longer than 90 days if the trading is disruptive for other reasons such as unusually large trade size. Pennsylvania Municipal Money Market has no limit on purchase or exchange transactions. The fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, FMR reserves the right to impose restrictions on purchases or exchanges at any time or conditions that are more restrictive on disruptive, excessive, or short-term trading than those that are otherwise stated in this prospectus. In addition to these policies, Spartan Pennsylvania Municipal Income imposes a redemption fee (short-term trading fee) on redemptions from the fund which is discussed in "Selling Shares."

Prospectus

Excessive trading activity is measured by the number of roundtrip transactions in a shareholder's account. A roundtrip transaction occurs when a shareholder buys and then sells shares of a fund within 30 days. Shareholders are limited to two roundtrip transactions per fund within any rolling 90-day period, subject to an overall limit of four roundtrip transactions across all Fidelity funds over a rolling 12-month period. Transactions of $1,000 or less, systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor will not count toward the roundtrip limits. For employer-sponsored retirement plans, only participant directed exchanges will count toward the roundtrip limits.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block for an 85-day period. For repeat offenders, FMR may, but does not have the obligation to, impose long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's common control at any time, other than a participant's account held through an employer-sponsored retirement plan. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted a minimum of one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified wrap programs will be monitored by matching the adviser's orders for purchase, exchange, or sale transactions in fund shares to determine if the adviser's orders comply with the fund's frequent trading policies. Additions to and withdrawals from a qualified wrap program by the adviser's client will not be matched with transactions initiated by the adviser. Therefore if the adviser buys shares of a fund and an individual client subsequently sells shares of the same fund within 30 days, the client's transaction is not matched with the adviser's and therefore does not count as a roundtrip. However, client initiated transactions are subject to a fund's policies on frequent trading and individual clients will be subject to restrictions due to their frequent trading in a wrap account. Excessive trading by an adviser will lead to fund blocks and the wrap program will cease to be a qualified wrap program. If the wrap program is blocked from making additional purchases or exchange purchases of a fund because of excessive trading by the adviser the wrap program will no longer be considered qualified and any transaction whether initiated by the advisor or the client will be matched when counting roundtrips. Commencing no later than March 31, 2005, wrap account client purchases and sale transactions will be monitored under a fund's monitoring policy as though the wrap clients were fund shareholders. A qualified wrap program is: i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Prospectus

Shareholder Information - continued

Each fund's excessive trade monitoring policy described above does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund-of-fund(s) or other strategy funds, or omnibus accounts. Trustees or advisers of donor-advised charitable gift funds must certify to the funds' satisfaction that they either work from an asset allocation model or direct transactions in their accounts in concert with changes in a model portfolio and that participants are limited in their ability to influence investments by the trust. A qualified fund-of-fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity funds' policies on frequent trading to shareholders at the fund-of-fund(s) level, or demonstrates that the fund-of-fund(s) has policies designed to control frequent trading and that they are reasonably likely to be effective as determined by the Fidelity funds' Treasurer. The adviser to the fund-of-fund(s) must also demonstrate to the Fidelity funds' Treasurer that its investment strategy will not lead to excessive trading. Strategy funds must commence monitoring for excessive trading no later than March 31, 2005. Omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to a fund. Short-term trading by these investors is likely to go undetected by a fund and may increase costs and disrupt portfolio management. The funds will monitor aggregate trading in qualified fund-of-funds and known omnibus accounts to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. There is no assurance that these policies will be effective, or will successfully detect or deter market timing.

The funds' Treasurer is authorized to suspend the funds' policies during periods of severe market turbulence or national emergency. There is no assurance that the funds' Treasurer will exercise this authority or, if the Treasurer does so, that the funds will be protected from the risks associated with frequent trading. The actions of the Treasurer are periodically reviewed with the Board of Trustees.

Prospectus

The funds do not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except as provided under the funds' policies with respect to known omnibus accounts, qualified fund-of-fund(s), qualified wrap accounts, donor-advised charitable gift funds, and 30 day roundtrips.

Buying Shares

The price to buy one share of each fund is the fund's NAV. Each fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

A fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges.

For example, a fund may reject any purchase orders, including exchanges, from market timers or investors that, in FMR's opinion, may be disruptive to that fund.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Pennsylvania Municipal Money Market is the fund's NAV. The price to sell one share of Spartan Pennsylvania Municipal Income is the fund's NAV, minus the short-term trading fee, if applicable.

Spartan Pennsylvania Municipal Income will deduct a 0.50% short-term trading fee from the redemption amount if you sell your shares or your shares are redeemed for failure to maintain the balance minimum after holding them less than 30 days. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.

Trading fees are paid to the fund rather than Fidelity, and are designed to offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

Prospectus

Shareholder Information - continued

The trading fee does not apply to i) reinvested dividends, ii) rollovers, transfers, and changes of account registration within the fund as long as the monies never leave the fund, or iii) redemptions in kind. Fidelity may assess trading fees in any of the preceding transactions if the transaction is intended to circumvent the fund's redemption fee policy. Trading fees apply to shares redeemed due to failure to maintain the balance minimum, even if the balance falls below the minimum due to market action.

The trading fee applies to all accounts, including wrap program accounts, except i) investment advisers that manage accounts that invest in the fund, including Strategic Advisers, an affiliate of FMR, may pay trading fees on behalf of their investors, ii) strategy funds, which are unitized group accounts consisting of qualified plan assets, will be treated as a single entity under the trading fee policy, and iii) intermediaries that hold shares on behalf of investors are required by the fund to track trading fees on shares purchased on or after January 3, 2005, based upon the age of the shares of each individual investor, and to remit the trading fees to the fund. The fund will refuse purchase orders from any identified intermediary who does not agree to track and remit trading fees based on the transactions of underlying investors. The Treasurer may extend the effective date for intermediaries that agree to track and remit redemption fees under an implementation plan that the intermediary commits to completing by a date approved by the fund.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. If you submit your request to Fidelity by mail, your request must be made in writing and include a signature guarantee if any of the following situations apply:

  You wish to sell more than $100,000 worth of shares;
  The address on your account (record address) has changed within the last 15 or 30 days, depending on your account, and you wish to sell $10,000 or more of shares;
  You are requesting that a check be mailed to a different address than the record address;
  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

Prospectus

When you place an order to sell shares, note the following:

  If you are selling some but not all of your Pennsylvania Municipal Money Market shares, keep your fund balance above $2,000 to keep your fund position open, except fund positions not subject to balance minimums. If you are selling some but not all of your Spartan Pennsylvania Municipal Income shares, keep your fund balance above $5,000 to keep your fund position open, except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of a fund.
  If you hold your shares in a Fidelity mutual fund account and you sell shares of Pennsylvania Municipal Money Market by writing a check, if available, the NAV and any applicable short-term trading fee will be determined on the date the check is received. If the amount of the check, plus any applicable fees, is greater than the value of your fund position, your check will be returned to you and you may be subject to additional charges.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

To sell shares issued with certificates, call Fidelity for instructions. Each fund no longer issues share certificates.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  Each fund may refuse any exchange purchase for any reason. For example, each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before exchanging into a fund, read its prospectus.

Prospectus

Shareholder Information - continued

  The fund you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  Currently, there is no limit on the number of exchanges out of Pennsylvania Municipal Money Market.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The funds may terminate or modify the exchange privileges in the future.

Other funds may have different exchange restrictions, and may impose trading fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of the funds or to move money to and from your account, depending on whether you are investing through a Fidelity brokerage account or a Fidelity mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.
  You can use electronic funds transfer to:

- Make periodic (automatic) purchases of Fidelity fund shares or payments to your Fidelity brokerage account.

- Make periodic (automatic) redemptions of Fidelity fund shares or withdrawals from your Fidelity brokerage account.

Wire: electronic money movement through the Federal Reserve wire system To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

Automatic Transactions: periodic (automatic) transactions

  To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity brokerage account or Fidelity mutual fund account.
  To make contributions from a Fidelity mutual fund account to a Fidelity mutual fund IRA.
  To sell shares of a Fidelity money market fund and simultaneously to buy shares of another Fidelity fund in a Fidelity mutual fund account.

Checkwriting To sell Fidelity fund shares from your Fidelity mutual fund account or withdraw money from your Fidelity brokerage account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your fund balance except reinvestment of distributions in the fund or another fund, certain transactions through automatic investment or withdrawal programs, certain transactions that are followed by a monthly account statement, and other transactions in your Fidelity brokerage core).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in a household holds shares of a fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

Prospectus

Shareholder Information - continued

You may be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000. It is expected that fund balances will be valued on the second Friday in November of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use regular investment plans.

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $2,000 for Pennsylvania Municipal Money Market or $5,000 for Spartan Pennsylvania Municipal Income, for any reason, including solely due to declines in NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

Each fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gain distributions.

The bond fund normally declares dividends daily and pays them monthly. The bond fund normally pays capital gain distributions in February and December.

Distributions you receive from the money market fund consist primarily of dividends. The money market fund normally declares dividends daily and pays them monthly.

Earning Dividends

Shares begin to earn dividends on the first business day following the day of purchase.

Shares earn dividends until, but not including, the next business day following the day of redemption.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for each fund:

Prospectus

1. Reinvestment Option. Your dividends and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. (bond fund only) Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions, if any, will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions, if any, will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in a fund could have tax consequences for you.

Taxes on distributions. Each fund seeks to earn income and pay dividends exempt from federal income tax and Pennsylvania personal income tax.

A portion of the dividends you receive may be subject to federal, state, or local income tax or may be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to a fund's sale of municipal bonds.

For federal tax purposes, certain of each fund's distributions, including distributions of short-term capital gains and gains on the sale of bonds characterized as market discount, are taxable to you as ordinary income, while each fund's distributions of long-term capital gains, if any, are taxable to you generally as capital gains.

For Pennsylvania personal income tax purposes, distributions derived from interest on municipal securities of Pennsylvania issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Pennsylvania personal income tax.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as taxable income or a return of capital to shareholders for federal income tax or Pennsylvania personal income tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

Prospectus

Shareholder Information - continued

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a potentially taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on transactions. Your bond fund redemptions, including exchanges, may result in a capital gain or loss for federal and Pennsylvania personal income tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is each fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of March 30, 2004, FMR had approximately $8.8 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing each fund's investments and handling its business affairs.

Affiliates assist FMR with foreign investments:

  Fidelity International Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for each fund. As of September 28, 2004, FIIA had approximately $17.9 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States for each fund. For each fund, FIIA may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.
  Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), at 25 Cannon Street, London, EC4M 5TA, England, serves as a sub-adviser for each fund. As of September 28, 2004, FIIA(U.K.)L had approximately $10.7 billion in discretionary assets under management. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States for each fund. For each fund, FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

Fidelity Investments Money Management, Inc. (FIMM), at One Spartan Way, Merrimack, New Hampshire 03054, serves as a sub-adviser for each fund. FIMM has day-to-day responsibility for choosing investments for each fund.

FIMM is an affiliate of FMR. As of March 30, 2004, FIMM had approximately $268.3 billion in discretionary assets under management.

Mark Sommer is manager of Spartan Pennsylvania Municipal Income Fund, which he has managed since June 2002. He also manages other Fidelity funds. Since joining Fidelity Investments in 1992, Mr. Sommer has worked as an analyst and manager.

Michael Widrig is manager of Fidelity Pennsylvania Municipal Money Market Fund, which he has managed since September 2003. Mr. Widrig also manages other Fidelity funds. Since joining Fidelity Investments in 1990, Mr. Widrig has worked as an analyst and manager.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Prospectus

Fund Services - continued

Each fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. FMR pays all of the other expenses of Pennsylvania Municipal Money Market with limited exceptions.

Pennsylvania Municipal Money Market's annual management fee rate is 0.50% of its average net assets.

For Spartan Pennsylvania Municipal Income, the fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For December 2004, the group fee rate was 0.12% for Spartan Pennsylvania Municipal Income. The individual fund fee rate is 0.25% for Spartan Pennsylvania Municipal Income.

The total management fee for the fiscal year ended December 31, 2004, was 0.38% of the fund's average net assets for Spartan Pennsylvania Municipal Income.

FMR pays FIMM for providing sub-advisory services. FIMM pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L.

FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a fund's expenses and boost its performance.


Fund Distribution

FDC distributes each fund's shares.

Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees of each fund has authorized such payments.

Prospectus

If payments made by FMR to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of a fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights tables are intended to help you understand each fund's financial history for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each fund's financial highlights and financial statements, are included in each fund's annual report. A free copy of each annual report is available upon request.

PA Municipal Money Market

Years ended December 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period 	$ 1.00	$ $ 1.00	$ $ 1.00	$ $ 1.00	$ $ 1.00
Income from Investment Operations
Net investment income 	 .008	 .006	 .011	 .025	 .037
Distributions from net investment income 	 (.008)	 (.006)	 (.011)	 (.025)	 (.037)
Net asset value, end of period 	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A 	 .81%	 .65%	 1.09%	 2.50% B	 3.80% B
Ratios to Average Net Assets C
Expenses before expense reductions 	 .50%	 .50%	 .50%	 .50%	 .50%
Expenses net of voluntary waivers, if any 	 .50%	 .50%	 .50%	 .50%	 .50%
Expenses net of all reductions 	 .48%	 .49%	 .46%	 .47%	 .50%
Net investment income 	 .80%	 .66%	 1.09%	 2.45%	 3.74%
Supplemental Data
Net assets, end of period (000 omitted) 	$ 331,836	$ 294,312	$ 278,322	$ 240,705	$ 213,847

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former account closeout fee.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

Prospectus

Appendix - continued

Spartan PA Municipal Income

Years ended December 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period 	$ 11.06	$ $ 11.07	$ $ 10.64	$ $ 10.64	$ $ 10.06
Income from Investment Operations
Net investment income B 	 .454	 .463	 .482	 .494 E	 .494
Net realized and unrealized gain (loss) 	 .006 C	 .091	 .471	 .030 E	 .581
Total from investment operations 	 .460	 .554	 .953	 .524	 1.075
Distributions from net investment income 	 (.452)	 (.462)	 (.482)	 (.493)	 (.495)
Distributions from net realized gain 	 (.048)	 (.102)	 (.041)	 (.031)	 -
Total distributions 	 (.500)	 (.564)	 (.523)	 (.524)	 (.495)
Redemption fees added to paid in capital B, F 	 -	 -	 -	 -	 -
Net asset value, end of period 	$ 11.02	$ 11.06	$ 11.07	$ 10.64	$ 10.64
Total Return A 	 4.28%	 5.11%	 9.14%	 4.97%	 10.99%
Ratios to Average Net Assets D
Expenses before expense reductions 	 .50%	 .51%	 .51%	 .51%	 .52%
Expenses net of voluntary waivers, if any 	 .50%	 .51%	 .51%	 .51%	 .52%
Expenses net of all reductions 	 .49%	 .50%	 .49%	 .45%	 .44%
Net investment income 	 4.14%	 4.18%	 4.42%	 4.59% E	 4.84%
Supplemental Data
Net assets, end of period (000 omitted) 	$ 297,624	$ 292,019	$ 300,026	$ 269,262	$ 243,369
Portfolio turnover rate 	 14%	 18%	 9%	 22%	 26%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

E Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

F Amount represents less than $.001 per share.

Prospectus

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the funds. Each fund will provide a full list of its holdings on Fidelity's website, www.fidelity.com (Research), 60 days after fiscal quarter-end. The money market fund's monthly holdings are also available monthly, 15 days or more after month-end by calling Fidelity at 1-800-544-8544. A description of each fund's policies and procedures for disclosing its holdings is available in the funds' SAI. The SAI also includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports also include additional information. Spartan Pennsylvania Municipal Income's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus or an annual or semi-annual report or to request other information.

The SAI, the funds' annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Numbers, 811-2720 and 811-6454

Fidelity, Spartan, Fidelity Investments & (Pyramid) Design, FAST, and Directed Dividends are registered trademarks of FMR Corp.

Portfolio Advisory Services is a service mark of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

1.540170.107 PFR-pro-0205

FIDELITY® PENNSYLVANIA MUNICIPAL MONEY MARKET FUND

A Fund of Fidelity Municipal Trust II

SPARTAN® PENNSYLVANIA MUNICIPAL INCOME FUND

A Fund of Fidelity Municipal Trust

STATEMENT OF ADDITIONAL INFORMATION

February 27, 2005

This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual report are incorporated herein. The annual report is supplied with this SAI.

To obtain a free additional copy of the prospectus, dated February 27, 2005, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity's web site at www.fidelity.com.

TABLE OF CONTENTS	PAGE
Investment Policies and Limitations	<Click Here>
Special Considerations Regarding Pennsylvania	<Click Here>
Special Considerations Regarding Puerto Rico	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Buying, Selling, and Exchanging Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contracts	<Click Here>
Board Approval of the Existing Investment Advisory Contracts	<Click Here>
Proxy Voting Guidelines	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trusts	<Click Here>
Financial Statements	<Click Here>
Fund Holdings Information	<Click Here>
Appendix	<Click Here>

PFR-ptb-0205
1.540393.107

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are each fund's fundamental investment limitations set forth in their entirety.

Diversification

For Pennsylvania Municipal Money Market:

The fund may not purchase the securities of any issuer, if, as a result, the fund would not comply with any applicable diversification requirements for a money market fund under the Investment Company Act of 1940 and the rules thereunder, as such may be amended from time to time.

Senior Securities

For each fund:

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Short Sales

For Pennsylvania Municipal Money Market:

The fund may not sell securities short (except by selling futures contracts), unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold.

Margin Purchases

For Pennsylvania Municipal Money Market:

The fund may not purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, and provided that the fund may make initial and variation margin payments in connection with the purchase or sale of futures contracts or of options on futures contracts.

Borrowing

For each fund:

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

For each fund:

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

For each fund:

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry.

For purposes of each of Pennsylvania Municipal Money Market's and Spartan Pennsylvania Municipal Income's concentration limitation discussed above, Fidelity Management & Research Company (FMR) identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

Real Estate

For each fund:

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

For Pennsylvania Municipal Money Market:

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

For Spartan Pennsylvania Municipal Income:

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

For each fund:

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

Oil, Gas, and Mineral Exploration Programs

For Pennsylvania Municipal Money Market:

The fund may not invest in oil, gas, or other mineral exploration or development programs.

Pooled Funds

For Spartan Pennsylvania Municipal Income:

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

For Pennsylvania Municipal Money Market:

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Diversification

For Pennsylvania Municipal Money Market:

With respect to 75% of its total assets, the fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other money market funds) if, as a result, more than 5% of the fund's total assets would be invested in the securities of that issuer.

For purposes of the fund's diversification limitation discussed above, FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

For purposes of the fund's diversification limitation discussed above, certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.

For Spartan Pennsylvania Municipal Income:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

For purposes of the fund's diversification limitation discussed above, Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that (a) no more than 5% of the fund's total assets are invested in securities of any one issuer, and (b) the fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other regulated investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

For purposes of the fund's diversification limitation discussed above, FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

Short Sales

For Spartan Pennsylvania Municipal Income:

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin Purchases

For Spartan Pennsylvania Municipal Income:

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

For each fund:

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

For each fund:

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

For each fund:

The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

Pooled Funds

For Spartan Pennsylvania Municipal Income:

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

For Pennsylvania Municipal Money Market:

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

In addition to each fund's fundamental and non-fundamental limitations discussed above:

For a fund's limitations on futures, options, and swap transactions, as applicable, see the section entitled "Limitations on Futures, Options, and Swap Transactions" on page 6.

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.

Affiliated Bank Transactions. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Borrowing. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities. A municipal fund's uninvested cash may earn credits that reduce fund expenses.

Central Funds are money market or short-term bond funds managed by FMR or its affiliates. The money market central funds seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The money market central funds comply with industry-standard regulatory requirements for money market funds regarding the quality, maturity, and diversification of their investments. The short-term bond central funds seek to obtain a high level of current income consistent with preservation of capital.

Dollar-Weighted Average Maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.

Futures, Options, and Swaps. The following paragraphs pertain to futures, options, and swaps: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures, Options, and Swap Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, Writing Put and Call Options, and Swap Agreements.

Combined Positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index, and some are based on Eurodollars. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

Positions in Eurodollar futures reflect market expectations of forward levels of three-month London Interbank Offered Rate (LIBOR) rates.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

Limitations on Futures, Options, and Swap Transactions. The trust, on behalf of the bond fund, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the fund's operation. Accordingly, the bond fund is not subject to registration or regulation as a CPO.

Spartan Pennsylvania Municipal Income will not: (a) sell futures contracts, purchase put options, write call options, or enter into swap agreements if, as a result, more than 25% of the fund's total assets would be hedged with futures and/or options and/or swap agreements under normal conditions; (b) purchase futures contracts, write put options, or enter into swap agreements (other than swaps entered into for hedging purposes under (a)) if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options plus the notional amount of any such swaps would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to futures, options, or swaps.

The above limitations on the fund's (other than the money market fund's) investments in futures contracts, options, and swaps, and the fund's policies regarding futures contracts, options, and swaps discussed elsewhere in this SAI may be changed as regulatory agencies permit.

Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Purchasing Put and Call Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Swap Agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), total return swaps (where the parties exchange a floating rate for the total return of a security or index), and credit default swaps (where one party pays a fixed rate and the other agrees to buy a specific issuer's debt at par upon the occurrence of certain agreed events, including for example, if the issuer is bankrupt, defaults on any of its debt obligations or makes arrangements with a creditor to modify a debt obligation).

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

Swap agreements also may allow a fund to acquire or reduce credit exposure to a particular issuer. The most significant factor in the performance of swap agreements is the change in the factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In the case of a physically settled credit default swap written by the fund, the fund must be prepared to pay par for and take possession of eligible debt of a defaulted issuer. If a swap counterparty's creditworthiness declines, the risk that they may not perform may increase, potentially resulting in a loss to the fund. In the case of a credit default swap written by the fund, the fund will experience a loss if a credit event occurs and the credit of the underlying referenced entity (the debt issuer as to which credit protection has been written) has deteriorated. Although there can be no assurance that the fund will be able to do so, the fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the underlying referenced entity has declined.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates; however, municipal funds currently intend to participate in this program only as borrowers. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

Inverse Floaters have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by Moody's® Investors Service, Standard & Poor's® (S&P®), Fitch Inc., Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization (NRSRO) by the SEC, or is unrated but considered to be of equivalent quality by FMR.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Money Market Securities are high-quality, short-term obligations. Money market securities may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Municipal Insurance. A municipal bond may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal bond in the event of default by the issuer, and cover a municipal bond to its maturity, enhancing its credit quality and value.

Municipal bond insurance does not insure against market fluctuations or fluctuations in a fund's share price. In addition, a municipal bond insurance policy will not cover: (i) repayment of a municipal bond before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal bond issue whereby part of the municipal bond issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

FMR may decide to retain an insured municipal bond that is in default, or, in FMR's view, in significant risk of default. While a fund holds a defaulted, insured municipal bond, the fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the municipal bond matures, or in connection with a mandatory sinking fund redemption.

Principal Municipal Bond Insurers. The various insurance companies providing primary and secondary market insurance policies for municipal bonds are described below. Ratings reflect each respective rating agency's assessment of the creditworthiness of an insurer and the insurer's ability to pay claims on its insurance policies at the time of the assessment.

Ambac Assurance Corp., a wholly-owned subsidiary of Ambac Financial Group Inc., is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Ambac Assurance Corp. are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

Connie Lee Insurance Co. is a wholly-owned subsidiary of Connie Lee Holdings Inc., which is a wholly-owned subsidiary of Ambac Assurance Corp. All losses incurred by Connie Lee Insurance Co. that would cause its statutory capital to drop below $75 million would be covered by Ambac Assurance Corp. Connie Lee Insurance Co. is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Connie Lee Insurance Co. are rated "AAA" by S&P.

Financial Guaranty Insurance Co. (FGIC), a wholly-owned subsidiary of GE Capital Services, is authorized to provide bond insurance in the 50 U.S. states and the District of Columbia. Bonds insured by FGIC are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

Financial Security Assurance Inc. (FSA), a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd., is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and three U.S. territories. Bonds insured by FSA are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

Municipal Bond Investors Assurance Corp. (MBIA Insurance Corp.), a wholly-owned subsidiary of MBIA Inc., a publicly-owned company, is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by MBIA Insurance Corp. are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

Municipal Leases and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. If a municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.

Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before the Pennsylvania legislature that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected, and the Trustees would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for a money market fund to maintain a stable net asset value per share (NAV).

Education. In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Electric Utilities. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.

Health Care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Water and Sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Put Features entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.

Refunding Contracts. Securities may be purchased on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and a purchaser to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A purchaser generally will not be obligated to pay the full purchase price if the issuer fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer. A purchaser may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and a fund's yield and may be viewed as a form of leverage.

Securities of Other Investment Companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

Standby Commitments are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund may acquire standby commitments to enhance the liquidity of portfolio securities.

Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.

Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by a letter of credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not generally marketable; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Temporary Defensive Policies. Spartan Pennsylvania Municipal Income reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in taxable obligations for temporary, defensive purposes.

Pennsylvania Municipal Money Market reserves the right to hold a substantial amount of uninvested cash or to invest more than normally permitted in taxable obligations for temporary, defensive purposes.

Tender Option Bonds are created by coupling an intermediate- or long-term, fixed-rate, municipal bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds, FMR will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

In many instances bonds and participation interests have tender options or demand features that permit the holder to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. Variable rate instruments structured in this fashion are considered to be essentially equivalent to other variable rate securities. The IRS has not ruled whether the interest on these instruments is tax-exempt. Fixed-rate bonds that are subject to third party puts and participation interests in such bonds held by a bank in trust or otherwise may have similar features.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

SPECIAL CONSIDERATIONS REGARDING PENNSYLVANIA

The following information regarding the State and its local units of government is a summary based upon information drawn from official statements and has not been independently verified.

The following highlights only some of the more significant financial trends and problems affecting Pennsylvania, and is based on information drawn from official statements and prospectuses relating to securities offerings of the Commonwealth of Pennsylvania, its agencies and instrumentalities, as available on the date of this Statement of Additional Information. FMR has not independently verified any of the information contained in such official statements and other publicly available documents, but is not aware of any fact which would render such information inaccurate.

Overview. Because the funds concentrate their investments in Pennsylvania, there are risks associated with the funds that would not exist if the funds' investments were more widely diversified. These risks include the possible enactment of new legislation in Pennsylvania that could affect obligations of the state or its political subdivisions, municipalities or agencies, economic factors that could affect such obligations, and varying levels of supply and demand for obligations of the Commonwealth and its political subdivisions, municipalities, and agencies.

Constitutional and Statutory Revenue Limitations. The Constitution of Pennsylvania requires that all taxes shall be uniform, upon the same class of subjects, within the territorial limits of the authority levying the tax, and shall be levied and collected under the general laws of the Commonwealth of Pennsylvania.

The Constitution of Pennsylvania provides that the General Assembly may exempt from taxation certain persons and property. For instance, the General Assembly may establish exemption or special tax treatment for classes based on age, disability, infirmity, or poverty.

Local taxes (other than Philadelphia) are generally authorized under the Local Tax Enabling Act. This statute generally authorizes, and imposes limits on, the ability of political subdivisions to impose taxes. Pennsylvania's political subdivisions consist of counties, municipalities, and school districts. The Local Tax Enabling Act does not apply to counties whose taxing authority is limited for the most part to real estate and personal property taxes. Most Philadelphia taxes (other than real estate and personal property taxes) are imposed pursuant to the general authority of two enabling acts (referred to as the Sterling Act and the Little Sterling Act), applicable to the City and School District, respectively. Each of these statutes grants broad taxing powers. The Philadelphia business privilege tax is imposed under the authority of the First Class City Business Tax Reform Act.

The Pennsylvania Intergovernmental Cooperation Authority Act for cities of the first class authorizes Philadelphia to enact a combination of a sales tax, a realty transfer tax or a wage and net profits tax for the benefit of the Pennsylvania Intergovernmental Cooperation Authority ("PICA"). The PICA tax on wages and net profits reduces the amount of wage and net profits taxes imposed under the Sterling Act (prior to the imposition of the PICA tax), so that the combined rate of tax remains the same. Other local taxes are specially enacted or authorized for certain classes of localities, including Philadelphia and Pittsburgh.

Pennsylvania has enacted legislation which gives local governments the option of reducing property taxes and simplifying their local tax system by collecting an earned income or other type of tax. Pennsylvania has also enacted legislations that permit school districts that impose occupation taxes to eliminate those taxes and replace the lost revenue by increasing the local earned income tax. The General Assembly may, in the future, consider other local tax reform measures.

Pennsylvania Taxes. The major tax sources for the Pennsylvania General Fund are (i) the sales tax, (ii) the personal income tax, (iii) the corporate net income tax, (iv) the capital stock and franchise taxes, (v) gross receipts taxes, (vi) inheritance and estate taxes, and the cigarette tax. A variety of other taxes account for the remainder of the General Fund tax revenues.

In December 2003, the second part of a two-part fiscal 2004 budget package that had been subject to a political logjam was enacted. That legislation reflected a compromise budget and was projected to increase Pennsylvania taxes by $1 billion, including a 10% increase in the personal income tax from 2.8% to 3.07%. Other major components of the tax revisions included (i) a restructuring of taxation of telecommunications to include the imposition of the gross receipts tax on cellular and interstate telecommunication as well as certain sales and use tax exemptions for particular telecommunications activities, (ii) an increase to the cigarette tax from $1.00 per pack to $1.35 per pack, (iii) a modification of the scheduled phase-out of the capital stock and franchise tax for tax years 2003 and 2004, and (iv) various other tax rate and tax base revisions, including some tax cuts.

In the fall of 1998, Pennsylvania enacted the Keystone Opportunity Zone Act, which provides for the creation of "keystone opportunity zones" designed to spur economic development by foregoing state and local taxes under certain circumstances. The legislation provides for relief from, among other things, corporate net income taxes, capital stock/foreign franchise taxes, personal income taxes and sales and use taxes (on purchases used and consumed by businesses in the zone). Legislation enacted in 2000 and in later years expands the program.

General Economic Conditions In Pennsylvania. The Commonwealth of Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, New York, Florida and Illinois. Pennsylvania had historically been identified as a heavy industry state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined. The Commonwealth's business environment readjusted with a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment, and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions.

Pennsylvania's annual average unemployment rate was equivalent to the national average throughout the 1990's. From 1994 through 2003, Pennsylvania's annual average unemployment rate was at or below the Middle Atlantic Region's average. Since 2001 Pennsylvania's annual average was at or below both the Middle Atlantic and the United States. As of September 2004, the most recent month for which figures are available, Pennsylvania had a seasonally adjusted annual unemployment rate of 5.3%.

During the five-year period from fiscal year 1999 through fiscal year 2003, total revenues and other sources increased by an average of 4.3% annually. Tax revenues during this same period increased by an annual average of 1.9%. During the past several fiscal years slow economic growth and the resulting slow growth for tax revenues have caused fees and license income and other financing sources such as transfers from other funds to become a larger portion of income to the General Fund.

Expenditures and other uses during the fiscal years 1999 through 2003 rose at an average annual rate of 5.7%. Comparison of expenditures by individual category in fiscal year 2002 and 2003 to prior fiscal years is not reliable due to a change to the definitions for these expenditure categories in fiscal year 2002.

Legislation enacted with the adoption of the fiscal year 2003 budget abolished the Tax Stabilization Reserve Fund and transferred its balance of $1.038 billion to the General Fund. That legislation also established a new reserve fund named the Budget Stabilization Reserve Fund and initially directed $300 million of funding from the General Fund for deposit to the fund during fiscal year 2003. Subsequently, the General Assembly repealed the $300 million transfer allowing that amount to remain in the General Fund to help offset anticipated revenue shortfalls to the fiscal year 2003 budget.

Balances in the Budget Stabilization Reserve Fund may be used to alleviate emergencies threatening the health, safety or welfare of the Commonwealth's citizens or to offset unanticipated revenue shortfalls due to economic downturns. Income to the fund is provided by the transfer of a legislatively determined portion of the General Fund budgetary basis unappropriated surplus at the close of a fiscal year, by investment income to the fund, and by specific appropriation from other available funds by the General Assembly. The Budget Stabilization Reserve Fund is intended to accumulate a balance equal to 6% of General Fund revenues. Beginning with fiscal year 2003, 25% of any fiscal year-end surplus is to be deposited into the Budget Stabilization Reserve Fund. When the Budget Stabilization Reserve Fund balance reaches or exceeds a level equal to 6% of General Fund revenues, the proportion of the General Fund's fiscal year-end balance to be transferred to the Budget Stabilization Reserve Fund is to be lowered from 25% to 10%. The General Assembly may appropriate additional amounts to this fund at any time. At present, the Commonwealth maintains a balance of approximately $260.4 million in the Budget Stabilization Reserve Fund.

Fiscal Year 2003 Results

GAAP Basis. At June 30, 2003, the Commonwealth's General Fund reported a fund balance of $2,357.7 million, a decrease of $655 million from the reported $3,022.8 million fund balance at June 30, 2002. On a net basis, total assets increased by $388 million to $8,525 million. Liabilities increased by $1,053 million to $6,167 million largely because of a $383 million increase in accounts payable. A large part of the $665 million net decrease in General Fund balance was because the General Fund transferred $903 million to other Funds and provided $1,037 million to component units. Without these items, the General Fund would have increased by $1,275 million. Total General Fund expenditures increased by 8.2% during the fiscal year ended June 30, 2003, on a reported basis, largely because of a sharp increase in expenditures for medical and other assistance (reported as part of health and human services) and a change in classification for component unit subsidies. General Fund tax revenues increased by 4.9% due to economic growth and, to a large degree, by increases in cigarette tax rates. Intergovernmental revenues increased by 11.1% due to increases in federally-funded programs, particularly medical and other assistance. Total General Fund revenues increased by 6.1% during the fiscal year. The overall decrease in fund balance ($665 million) during the fiscal year was an improvement of $957 million over the prior year fiscal year decrease in fund balance ($1,622 million). On an overall basis, during periods of declining or slow economic growth, it is common for the fund balance of the General Fund to decline.

Budgetary Basis. Continued slow growth in the national economy since the recession of 2001 impacted the Commonwealth tax and revenue collections in fiscal year 2003. Actual fiscal year Commonwealth revenues were below estimate by 2.3% or $497.6 million. Total fiscal year 2003 Commonwealth revenues net of reserves for tax refunds and including intergovernmental transfers and additional resources were $21,808.5 million. Actual expenditures from fiscal year 2003 appropriations were 1.4% or $295.7 million below the original enacted amounts for fiscal year 2003. Total expenditures net of appropriation lapses and including intergovernmental transfers and expenditures from additional resources totaled $21,671.9 million. As result of financial operations during fiscal year 2003, efforts to reduce expenditures and the General Assembly's repeal of the transfer of $300 million from the General Fund to the Budget Stabilization Reserve Fund, the unappropriated surplus balance increased by $136.6 million prior to the statutorily required 25% transfer to the Budget Stabilization Reserve Fund. As result, the fiscal year 2003 final unappropriated surplus balance was $209.3 million as of June 30, 2003.

Revenues available to the Commonwealth, including intergovernmental transfers and additional resources, and prior to reserves for refunds increased 11.0% from fiscal year 2002 levels. Fiscal year 2003 revenues totaled $21,808.5 million, an increase of $2.2 billion over fiscal year 2002 revenues. Commonwealth taxes and revenues, prior to reserves for refunds, increased by $1.3 billion to $21,314.5 million in fiscal year 2003, a 6.3% increase. This increase in tax revenues was primarily due to increases for certain Commonwealth taxes enacted with the fiscal 2003 budget. While Commonwealth revenues increased year over year, revenues were below the estimate enacted with the fiscal 2003 budget. Commonwealth taxes and revenues (prior to reserves for tax refunds) totaled $21,314.5 million, $497.6 million (2.3%) below the estimate made at the time the fiscal year 2003 budget was enacted. Reserves for tax refunds in fiscal year 2003 were $929.6 million, a decrease of $37.6 million or 3.9% from fiscal year 2002 levels.

Commonwealth expenditures of appropriations, including supplemental appropriations, intergovernmental transfers and additional resources, and net of appropriation lapses, totaled $21,671.9 million, representing an increase of $797.5 million or 3.8% from fiscal year 2002 levels. A total of $466.9 million in appropriations were lapsed in fiscal year 2003 as part of a comprehensive effort by the executive branch to limit expenditures in response to revenue collections below the estimate enacted with the 2003 budget. The fiscal year 2003 budget relied on intergovernmental transfers for a larger portion of medical assistance costs than in fiscal 2002.

Fiscal Year 2004 Results

A rebounding national economy that exceeded preliminary estimates for growth resulted in actual fiscal year 2004 Commonwealth General Fund revenues exceeding the budget estimate by 2.9%, or $636.7 million. Total fiscal year 2004 revenues net of reserves for tax refunds and including intergovernmental transfers and additional resources totaled $23,159.7 million. Total expenditures net of appropriation lapses and including intergovernmental transfers and expenditures from additional resources was $23,089.2 million. As a result of Commonwealth financial operations during the fiscal year the preliminary unappropriated surplus balance, prior to the statutorily required 25% transfer to the Budget Stabilization Reserve Fund, was scheduled to increase $57.5 million to $266.8 million from the fiscal year 2003 ending balance. Following the statutorily required 25% transfer to the Budget Stabilization Reserve Fund ($66.7 million), a supplemental transfer of $123.3 million was also made to the Budget Stabilization Reserve Fund. As a result, the fiscal year 2004 final unappropriated surplus balance was $76.7 million as of June 30, 2004.

Revenues available to the Commonwealth, including intergovernmental transfers and additional resources increased 6.2% from fiscal year 2003 levels. Fiscal year 2004 revenues totaled $23,159.7 million, an increase of $1,351.2 million over fiscal year 2003 revenues. Commonwealth taxes and revenues, prior to reserves for refunds, increased by $1,513.6 million to $22,828.1 million in fiscal year 2004, a 7.1% increase from fiscal year 2003 actual receipts. This increase in tax revenues was primarily due to increases for certain Commonwealth taxes enacted with the fiscal year 2004 budget. Tax revenues to the Commonwealth for fiscal year 2004 exceeded the budget estimate, as re-certified in December 2003, by $636.7 million or 2.9%. Nearly all Commonwealth major tax and revenue categories experienced revenue collections above the budget estimate. Non-tax revenue collections were $158.9 million (25.5%) greater than projected, principally due to increased earnings on investments and the enhancement of Commonwealth's escheat program. In addition, as part of the fiscal year 2004 budget certain tax, fee and other revenue enhancement items totaling $794 million were enacted.

Reserves for tax refunds in fiscal year 2004 were $1,014.7 million, an increase of 9.2% over fiscal year 2003 reserves. Tax rate and tax base changes contributed to the growth rate in refunds in fiscal year 2004. Actual tax refunds have stabilized after several recent years of increases. At the end of fiscal year 2004, approximately $91.7 million of reserves were available for making tax refunds in the following fiscal year.

Expenditures for the fiscal year, including supplemental appropriations, intergovernmental transfers and additional resources, and net of appropriation lapses, totaled $23,089.2 million, representing an increase of $1,417.3 million or 6.5% from the fiscal year 2003 level. A total of $182.9 million in appropriations were lapsed in fiscal year 2004. The fiscal year 2004 budget continued to utilize an enhanced level of intergovernmental transfers for a portion of medical assistance costs, albeit at a reduced rate from fiscal year 2003.

GAAP financial information is not yet available for fiscal year 2004.

As part of his fiscal year 2004 budget proposal, the Governor proposed two major program expansions that were enacted by the General Assembly. In education, the Governor proposed to shift a substantial portion of local public school costs from local property taxes levied by school districts to an increased subsidy payment to school districts by the Commonwealth. The program as enacted would increase, over time, the Commonwealth's subsidy of local public school costs to 50% of total costs in the aggregate. Funds for education at the local level totaling nearly $1.0 billion are expected to be funded from taxes realized from the legalization of slot machines at racetracks in the state. The increased level of education funding from the Commonwealth would be used to reduce local property taxes by an equal amount. The Governor also proposed an economic stimulus plan for the Commonwealth to provide additional funding to be combined with private investments to invest in economic development projects within the state. Investments are to be directed to blighted rural, urban and suburban sites to be re-developed to spur the location of new job-creating businesses. The funding for the economic stimulus program is to come from $2,025 million of debt issued over more than four fiscal years.

Major portions of the Governor's economic stimulus proposal were enacted with the passage of Acts 10, 12, 22, 23 and 67 of 2004. Act 22 created the Commonwealth Financing Authority (the "Authority"), an independent authority with the power to issue debt of the Authority for the purposes of funding certain activities of the economic stimulus program. It is anticipated that General Fund appropriations will be required to support the Authority's annual debt service cost on its debt.

Provisions of Act 22 of 2004 place limitations on the incurring of debt to fund portions of the economic stimulus program. Such limitations include provisions that no more than $250 million in debt may be issued within a fiscal year to support certain activities within the economic stimulus program. Further, Act 22 of 2004 requires the Secretary of the Budget to certify that sufficient excess General Fund revenues exist or will likely exist to support the annual issuance of up to $250 million in economic stimulus debt. The General Assembly also approved Act 67 of 2004 that enacted the remaining component of the Governor's economic stimulus proposal, an increase of $640 million in certain capital budget debt authorization for local economic redevelopment projects.

In February 2004, the General Assembly approved Act 10 of 2004, which authorized a ballot referendum pertaining to the Governor's proposed water and sewer infrastructure program. On April 27, 2004, the voters of the Commonwealth approved the referendum proposal authorizing the Commonwealth to incur an additional $250 million in general obligation debt for the funding of certain local water and sewer capital infrastructure projects directly related to economic development projects funded via the Governor's economic stimulus program. The General Assembly has approved legislation to authorize the issuance of debt approved by the referendum.

Fiscal 2005 Budget

The adopted budget for fiscal year 2005 is based on an estimated 4.5% increase for Commonwealth General Fund revenues prior to accounting for any changes in tax and revenue provisions enacted in the second half of fiscal year 2004. After adjustments for various tax rate and tax base changes enacted for the fiscal year 2004 budget, total Commonwealth General Fund revenues are projected to increase 3.8% over fiscal year 2004 actual receipts and total $23,866.5 million prior to reserves for tax refunds. The tax revenue component of Commonwealth receipts, including the effects of the tax rate and tax base changes enacted in fiscal year 2004, is expected to rise $1,342.1 million or 6.1% over fiscal year 2004 actual receipts. Approximately two-thirds of the increase in tax revenues is associated with the various tax rate and tax base changes. Receipts of Commonwealth non-tax revenues are expected to return to historic levels of approximately $478.4 million in fiscal year 2005, a reduction of $303.6 million from fiscal year 2004 actual receipts.

The fiscal year 2005 estimate for Commonwealth revenues as estimated in June 2004 was based upon an economic forecast for national real gross domestic product to grow at a 4.1% rate from the second quarter 2004 to the second quarter 2005. The forecast anticipates that economic growth will continue to recover from a recent period of softness in the second quarter of 2004 and that employment levels will continue to improve moderately. Trends in the Pennsylvania economy are expected to maintain their close association with national economic trends. Personal income growth in Pennsylvania is projected to remain slightly below that of the U.S., while the Pennsylvania unemployment rate is anticipated to be close to the national rate.

The enacted fiscal year 2005 budget provides $22,876.1 million of appropriations from Commonwealth revenues, an increase of 4.5% from fiscal year 2004 appropriations, and represents a planned draw down of $71.8 million of the unappropriated surplus balance available at the end of fiscal year 2004. In addition, approximately $377.6 million of remaining federal fiscal relief is appropriated in fiscal year 2005 to fund expenditures normally funded from Commonwealth revenues. The enacted budget also includes $673.8 million in funding for medical assistance expenditures through intergovernmental transfer proceeds. This amount is a decrease of 8.8% from the $738.7 million in intergovernmental transfer proceeds utilized during fiscal year 2004.

On December 14, 2004, the Pennsylvania Secretary of Budget and Administration, delivered the mid-year 2004-2005 budget update to legislative leaders. In his briefing, the Budget Secretary outlined the challenges that lie ahead for the Commonwealth in the remainder of this fiscal year and in the 2005-2006 fiscal year. He noted that balancing state budgets is very difficult right now, because the two biggest things that states fund are education and health care. He also noted that Pre-K-12 and higher education account for 43% of General Fund expenditures in the current fiscal year, with Medical Assistance and other welfare spending accounting for another 33% of General Fund expenditures, and further stated that the 2003-04 and 2004-05 General Fund budgets would have been in deficit if the Commonwealth had not received emergency federal "fiscal-relief" funding in both of those years.

According to a Pennsylvania Department of Revenue press release dated January 3, 2005, the state collected $2.0 billion in General Fund revenues in December 2004, $76.3 million, or 4.09% more than anticipated. Fiscal year-to-date General Fund collections total $10.4 billion, which is $252.3 million, or 2.5%, above estimate. However, $45 million of the December 2004 excess is attributed to December 31, 2004, an extra day that was not anticipated in the original budget estimate (the December 31, 2004 deposits were budgeted for January 2005).

Proposed Fiscal 2006 Budget

On February 9, 2005, Governor Rendell proposed a $23.8 billion fiscal year 2006 budget that represents a net increase in spending of 1.9% over the 2004-05 budget. The proposed budget adopts many of the recommendations of the Pennsylvania Tax Reform Commission (the "Commission") that was established by the Governor in March 2004 to evaluate Pennsylvania's business tax structure and recommend changes that would broaden the tax base and reduce the corporate tax rate while protecting the stability of the state budget. Among the tax provisions included in the proposed budget are (i) implementation of a mandatory unitary combined reporting system, (ii) reforming the Pennsylvania tax appeals process and related administrative procedures, (iii) shifting to market-based sourcing in the corporate net income tax apportionment formula for the sales of services, (iv) changing the weighting of the sales factor of the corporate net income tax apportionment formula from 60% to 100%, (v) continuing the scheduled phase-out of the capital stock/franchise tax, (vi) elimination of the $2 million annual cap on net operating losses for purposes of the corporate net income tax, and (vii) reducing the corporate net income tax rate to 7.99% (a 20% reduction). The Commission recommendation imposing a tax on pass-through entities was not adopted in the proposed budget. Some or all of the foregoing proposals may be adopted, modified or eliminated in the ultimate budget that is enacted.

The Governor also proposed an economic stimulus plan for the Commonwealth to provide additional funding to be combined with private investments to invest in economic development projects within the state. Investments were to be directed to blighted rural, urban and suburban sites to be re-developed to spur the location of new job-creating businesses.

From time to time, certain Pennsylvania municipalities and political subdivisions have experienced economic downturns. For example, the financial condition of the City of Philadelphia in the early 1990s had impaired its ability to borrow and resulted in its obligations being downgraded by the major rating services to below investment grade.

The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying its fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs.

No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted.

There is various litigation pending against the Commonwealth, its officers, and employees. In 1978, the Pennsylvania General assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth are pending, some of which, if decided adversely to the Commonwealth, could have a material adverse impact on governmental operations.

All of the foregoing factors could affect the outstanding obligations of the Commonwealth and its municipalities and political subdivisions, including obligations held by the funds. Further, there can be no assurance that the same factors that adversely affect the economy of the Commonwealth generally will not also adversely affect the market value or marketability of obligations issued by local units of government or local authorities in the Commonwealth, or the ability of the obligators to pay the principal of or interest on such obligations. As of January 20, 2005, Pennsylvania General Obligation Bonds were rated Aa2 by Moody's, AA by Fitch and AA by S&P.

SPECIAL CONSIDERATIONS REGARDING PUERTO RICO

The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the "Commonwealth" or "Puerto Rico"), and is based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico, its agencies, and instrumentalities, as available on the date of this SAI. FMR has not independently verified any of the information contained in such official statements, prospectuses, and other publicly available documents but is not aware of any fact which would render such information materially inaccurate.

The Economy of Puerto Rico

The economy of Puerto Rico is fully integrated with that of the United States (the "U.S."). In fiscal year 2003 (July 1, 2002 through June 30, 2003), trade with the U.S. accounted for approximately 86% of Puerto Rico's exports and approximately 49% of its imports. In this regard, in fiscal year 2003 Puerto Rico experienced a $21.4 billion positive merchandise trade balance.

Gross product in fiscal year 1999 was $38.3 billion ($40.2 billion in 2000 prices) and gross product in fiscal year 2003 was $47.4 billion ($42.7 billion in 2000 prices). This represents an increase in gross product of 23.7% from fiscal year 1999 to 2003 (6.1% in 2000 prices).

Since fiscal year 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal year 2003, aggregate personal income was $43.6 billion ($41.7 billion in 2000 prices) and personal per capita income was $11,279 ($10,784 in 2000 prices). Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total federal payments to Puerto Rico, which include transfers to local government entities and expenditures of federal agencies in Puerto Rico, in addition to federal transfer payments to individuals, are lower on a per capita basis in Puerto Rico than in any state of the United States. Transfer payments to individuals in fiscal year 2003 were $9.6 billion, of which $7.4 billion, or 77%, represented entitlements to individuals who had previously performed services or made contributions under programs such as Social Security, Veterans' Benefits, Medicare, and U.S. Civil Service retirement pensions.

Puerto Rico has enjoyed more than two decades of almost continuous economic expansion. Almost every sector of the economy has participated in this expansion, and record levels of employment have been achieved. Factors contributing to this expansion included government-sponsored economic development programs, increases in the level of federal transfer payments, a significant expansion in construction investment driven by infrastructure projects and private investment, primarily in housing, the relatively low cost of borrowing, and low oil prices in many years during this period.

Factors affecting the United States economy usually have a significant impact on the performance of the Puerto Rico economy. These include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the level of oil prices, the rate of inflation, and tourist expenditures. Consequently, the economic slowdown in the United States in 2001 and 2002 and the subsequent recovery in 2003, which continued in 2004, have also been reflected in the Puerto Rico economy.

The number of persons employed in Puerto Rico during fiscal year 2004 averaged 1,234,200, a 1.9% increase from 1,210,800 in fiscal year 2003. Unemployment, although at relatively low historical levels, remains above the United States average. The average unemployment rate decreased from 12.5% in fiscal year 1999 to 11.4% in fiscal year 2004. For the months of May, June, and July 2004, the unemployment rate (seasonally adjusted) was 9.8%, 9.3%, and 9.7%, respectively.

Puerto Rico has a diversified economy. The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wages, high technology industries, such as pharmaceuticals, biotechnology, electronics, computer, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

Manufacturing. The Planning Board estimates that in fiscal year 2003, manufacturing generated $31.3 billion or 42.1% of gross domestic product. During fiscal year 2003, payroll employment for the manufacturing sector was 116,853, a decrease of 4.2% compared with fiscal year 2002, with most of the job losses occurring in labor-intensive industries. Most of the island's manufacturing output is shipped to the U.S. mainland, which is also the principal source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. The U.S. minimum wage laws are applicable in Puerto Rico. As of July 2004, the average hourly manufacturing wage rate in Puerto Rico was 66.9% of the average mainland United States rate.

Manufacturing in Puerto Rico is now more diversified than during the earlier phases of its industrial development and includes several industries less prone to business cycles. In the last three decades, industrial development has tended to be more capital intensive and more dependent on skilled labor. This gradual shift in emphasis is best exemplified by the large investment over the last decade in the pharmaceutical, scientific instruments, computer, and electrical products industries in Puerto Rico. One of the factors assisting the development of the manufacturing sector has been the tax incentives offered by the federal and Puerto Rico governments. Federal legislation enacted in 1996, however, which amended Section 936 of the United States Internal Revenue Code of 1986, as amended, (the "Code") phases out the federal tax incentives during a ten-year period.

Total employment in the manufacturing sector decreased by 27,047 from fiscal year 2000 to fiscal year 2004. This reduction in manufacturing employment occurred during a period of significant expansion in real manufacturing output, as reflected in the growth of exports. This trend suggests a significant increase in manufacturing investment and productivity. Most of the decrease in employment has been concentrated in labor-intensive industries, particularly apparel, textiles, tuna canning, and leather products.

Services. Puerto Rico has experienced significant growth in the services sector, in terms of both income and employment, over the past decade, showing a favorable trend as compared with certain other industrialized economies. The services sector, which includes finance, insurance, real estate, wholesale and retail trade, tourism, and other services, ranks second to manufacturing in its contribution to gross domestic product and leads all sectors in providing employment. In fiscal year 2003, services generated $28.7 billion of gross domestic product or 38.7% of the total. Employment in the services sector grew from 485,241 in fiscal year 1999 to 506,941 in fiscal year 2003, representing 51.1% of total employment. This represents a cumulative increase of 4.5%. During the period between fiscal years 1999 and 2003, the gross domestic product in this sector, in nominal terms, increased at an average annual rate of 6.4%, while payroll employment in this sector increased at an average annual rate of 1.1%. It should also be noted that, in the Puerto Rico labor market, self-employment, which is not accounted for in the Payroll Survey, represents approximately 17% of total employment according to the Household Survey. Most of the self-employment is concentrated in the services and construction sectors. For example, in fiscal year 2003, the number of self-employed individuals was 180,464, out of which 46.0% were in the services sector and 10.5% were in the construction sector. The development of the services sector has been positively affected by demand generated by other sectors of the economy, such as manufacturing, construction, and agriculture. The services sector in Puerto Rico has a diversified base.

The high degree of knowledge, skills, and expertise in professional and technical services available in Puerto Rico places the island in a favorable competitive position with respect to Latin America and other trading countries throughout the world.

Wholesale and retail trade, finance, insurance, and real estate experienced significant growth in fiscal years 1999 to 2003, as measured by gross domestic product. Gross domestic product in wholesale and retail trade increased from $8.1 billion in fiscal year 1999 to $8.6 billion in fiscal year 2003. In finance, insurance, and real estate, gross domestic product increased from $8.2 billion in fiscal year 1999 to $12.7 billion in fiscal year 2003. There are sixteen commercial banks and trust companies currently operating in Puerto Rico. Total assets of these institutions as of June 30, 2004 were $85.4 billion. As of December 31, 2003, there were thirty-five international banking entities operating in Puerto Rico licensed to conduct offshore banking transactions, with total assets of $56.5 billion.

Government. The government sector of Puerto Rico plays an important role in the economy of the island. In fiscal year 2003, the government accounted for $7.1 billion of Puerto Rico's gross domestic product, or 9.6% of the total. The government is also a significant employer, providing jobs for 303,914 workers or 30.3% of total non-farm payroll employment in fiscal year 2004. The government's share of non-farm payroll employment (including the central government, public corporations, and municipalities, but excluding the federal government), measured according to the payroll survey, had decreased from 34.9% in fiscal year 1980 to 26.4% in fiscal year 2000.

On February 25, 1998, legislation was enacted permitting the unionization of government employees of the central government (excluding municipal employees). Under this law, government employees are given collective bargaining rights subject to a number of limitations. Among those limitations are: employees are prohibited from striking; salary increases are contingent on the availability of budgeted revenues; employees cannot be required to become union members and pay union dues; and collective bargaining negotiations cannot occur in an election year.

Construction. Although the construction industry represents a relatively small segment of the economy compared to other sectors, it has made significant contributions to the growth of the economic activity. However, during the period from fiscal year 1999 through fiscal year 2003, real construction investment decreased 3.1%. This decline is relatively small when compared to the relatively high levels of construction activity.

The total value of construction permits increased 70.3% for the same five-year period. Public investment has been an important component of construction investment. During fiscal year 2003, approximately 42% of the total investment in construction was related to public projects. During fiscal year 2003, the total value of construction permits increased 22.0% compared with fiscal year 2002. Total sales of cement, including imports, increased 3.2% during fiscal year 2003 in comparison with fiscal year 2002. Average payroll employment in the construction sector during fiscal year 2003 was 68,700, a decrease of 0.7% from fiscal year 2002.

During fiscal year 2004, total sales of cement, including imports, decreased 1.9% compared with fiscal year 2003. This decrease in total sales of cement was attributable in part to heavy rains that affected the island in November 2003, causing a 31% decrease in total sales of cement as compared to November 2002. Excluding November 2003, total sales of cement for fiscal year 2004 increased 0.9%. Total imports of iron and steel products increased 36.2% during fiscal year 2003. During fiscal year 2004, the total value of construction permits increased 8.2% compared with fiscal year 2003. The average employment in the construction sector during fiscal year 2004 was 68,355.

The Planning Board's forecast for construction investment, both public and private, for fiscal year 2004 was $6.7 billion, in nominal terms, an increase (in real terms) of 4.6% when compared to fiscal year 2003. For fiscal year 2004, approximately $3.1 billion was expected to be invested in public improvements. Public investment will be primarily in housing, new schools (and school reconstruction programs), water projects, and other public infrastructure projects.

Tourism. Tourism also contributes significantly to the island economy. During fiscal year 2003, the number of persons registered in tourist hotels was 1,733,300, an increase of 8.6% over the number of persons registered during fiscal year 2002, when tourism in Puerto Rico was adversely affected in the immediate aftermath of the terrorist attacks of September 11, 2001. The average occupancy rate in tourist hotels during fiscal year 2003 was 68.0% compared to 64.4% in fiscal year 2002. The average number of rooms rented in tourist hotels increased 9.1% during fiscal year 2003 compared with fiscal year 2002. The average number of rooms available in tourist hotels increased 3.5% during fiscal year 2003 compared with fiscal year 2002, representing openings of new hotels and hotel expansions. During fiscal year 2003, hotels comprising 870 new hotel rooms opened, and, as of January 2004, several hotels, representing more than 4,000 additional rooms, are under various stages of development or construction.

In fiscal year 2004, the number of persons registered in tourist hotels was 1,791,432, an increase of 3.4% over the number of persons registered during fiscal year 2003. The number of non-resident tourists registered in tourist hotels during fiscal year 2004 increased 6.0% in comparison with fiscal year 2003. The average occupancy rate in tourist hotels during fiscal year 2004 was 72.4% compared to 68.0% in fiscal year 2003. The average number of rooms rented in tourist hotels increased 4.9% during fiscal year 2004 compared with fiscal year 2003.

San Juan is the largest homeport for cruise ships in the Caribbean and one of the largest homeports for cruise ships in the world.

Agriculture. The Department of Agriculture and related agencies have directed their efforts at increasing and improving local agricultural production, increasing efficiency and the quality of produce, and stimulating the consumption of locally produced agricultural products. During fiscal year 2003, gross income from agriculture was $756.2 million, an increase of 1.7% compared with fiscal year 2002. Agriculture gross income consists of the total value of production in the principal agricultural sectors, which include traditional crops, livestock and poultry, grains, vegetables, fruits, and other products. During fiscal year 2003, non-traditional crops, fruits, starchy and other vegetables, and ornamental plants contributed a higher percentage of the sector's income.

The Commonwealth supports agricultural activities through incentives, subsidies, and technical and support services, in addition to income tax exemptions for qualified income derived by bona fide farmers. Act No. 225, approved on December 1, 1995, increased the tax benefits available to bona fide farmers. The Act provides a 90% income tax exemption for income derived from agricultural operations, an investment tax credit equal to 50% of the investment in qualified agricultural projects, and a 100% exemption from excise taxes, real and personal property taxes, municipal license taxes, and tariff payments. It also provides full income tax exemption for interest income from bonds, notes, and other debt instruments to be issued by financial institutions to provide financing to agricultural businesses. Subsequent legislation imposed an aggregate annual limit of $15 million on the investment tax credits available under Act. No. 225.

Policy changes have been implemented to promote employment and income generated by the agricultural sector. The policy initiatives include a restructuring of the Department of Agriculture, an increase in government purchases of local agricultural products, new programs geared towards increasing the production and sales of agricultural products, and a new system of agricultural credits and subsidies for new projects.

Economic Development Program for the Private Sector

During the past three years, the Commonwealth's economic development program for the private sector has focused on initiatives which it believes will lead to sustainable economic development. The principal initiatives have been: (i) the enactment of laws in Puerto Rico providing tax benefits that will promote foreign and local investment and increased economic activity; (ii) the acceleration and simplification of the local permitting process; (iii) the reduction of the costs of doing business in Puerto Rico; and (iv) the promotion of new federal income tax benefits that enhance the attractiveness of establishing operations in Puerto Rico. Recognizing a shift in its post-industrial economy, the Commonwealth recently formulated a strategic plan to enhance its competitiveness in knowledge-based economic sectors, such as research and development of science and technology products. Two major components of this strategic plan are: (i) to build on the strong presence in Puerto Rico of multinational companies in the science and technology sectors and Puerto Rico's skilled workforce to promote the expansion of research and development facilities by companies currently operating in Puerto Rico and to attract new leaders in such sectors, and (ii) to provide incentives for companies and entrepreneurs to engage in the process of innovation and commercialization of new products and establish research and development facilities in Puerto Rico. The latter initiative includes the creation of a government-sponsored trust to provide grants and financing to companies and entrepreneurs that engage in these activities.

Puerto Rico Tax Incentives

One of the benefits enjoyed by Puerto Rico is that corporations operating in Puerto Rico (other than corporations organized in the United States) and individuals residing in Puerto Rico generally are not subject to federal income taxes. This enables the Commonwealth to utilize local tax legislation as a tool for stimulating economic development in Puerto Rico.

In this regard, the Commonwealth has enacted legislation extending certain benefits of its most recent tax incentive law, Act No. 135 of December 2, 1997, as amended (the "1998 Tax Incentives Act"), to all eligible businesses operating under previous tax incentives laws. These benefits include a 200% deduction for research and development expenses and worker training expenses, the ability to deduct as a current expense investments in machinery and equipment, and the ability to claim a tax credit equal to 25% of the purchase price of a product manufactured in Puerto Rico (in excess of a base amount) or 35% of the purchase price of a locally manufactured recycled product.

The 1998 Tax Incentives Act was also amended to allow a credit against the Puerto Rico tax liability of investors that acquire the majority of the stock, partnership interests, or operational assets of an exempted business that is in the process of closing operations in Puerto Rico. A credit against the Puerto Rico tax liability is also provided to investors that contribute cash to such exempted business for the construction or improvement of its physical facilities and the purchase of machinery and equipment. The amount of the credit is equal to 50% of the cash invested for such purposes, not to exceed $5,000,000 per exempted business. The maximum amounts of such credits that may be authorized by the Secretary of the Treasury for any fiscal year is $15,000,000.

The Commonwealth has also enacted legislation which (i) reduces the capital gains tax from 20% to 10% in the case of individuals and estates and trusts, and from 25% to 12.5% in the case of corporations and partnerships organized under the laws of the Commonwealth or engaged in trade or business in Puerto Rico, for gains from the sale of eligible Puerto Rico investments; and (ii) allows income tax credits for extraordinary investment in housing infrastructure. In addition, legislation was recently enacted that reduces the tax payable on interest on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident individuals, trusts, estates, corporations, and partnerships to 10% under certain circumstances.

In addition, legislation has been enacted: (i) amending the 1998 Tax Incentives Act to provide special income tax rates ranging from 0% to 2% to companies that establish operations in Puerto Rico in "core pioneer industries," which utilize innovative technology not previously used in Puerto Rico; (ii) granting tax credits with respect to eligible investments made in the construction or substantial rehabilitation of housing units to be rented to low income families; (iii) reducing to 7% the capital gains rate applicable to gains realized on the sale of the stock of Puerto Rico corporations sold in an initial public offering made prior to December 31, 2007, or acquired in public offerings made prior to December 31, 2007; (iv) granting income tax exemption to the fees and interest income received by financial institutions in connection with loans or guarantees of loans made to finance tourism development projects; (v) granting an exemption to qualified associations administering timesharing rights or vacation clubs and to owners' associations of areas designated as tourism enhancement districts; (vi) granting income tax exemption to financial institutions for charges collected on obligations issued for the financing of tourism projects; (vii) granting tax exemption for investments in infrastructure made by housing developers; (viii) granting tax credits to Puerto Rico businesses that acquire products manufactured in Puerto Rico for exportation; and (ix) rehabilitating urban centers through the development of housing projects, community areas, commercial areas, parks, and recreational spaces, the construction and renovation of structures, and the development of undeveloped or underdeveloped sites.

Acceleration and Simplification of Local Permitting Process

Another government initiative to promote sustainable economic activity involves the simplification of the permitting process. As part of this initiative, the Commonwealth established a multi-agency center that handles, in a coordinated manner, the permitting process. Furthermore, the government developed a procedure that will allow agencies to conduct simultaneous public hearings in those instances when two or more agencies require them.

Reduction of the Costs of Doing Business

The Commonwealth believes that, to make Puerto Rico more competitive and foster investment, it needs to reduce the cost of doing business in Puerto Rico. One of the costs of doing business in Puerto Rico that is high, particularly for the manufacturing industry, relative to competing jurisdictions, is the cost of electricity. Puerto Rico is heavily dependent on oil imports for the production of electricity. As a result of the construction of two cogeneration plants, however, one of which is fueled by liquefied natural gas and the other by coal, Puerto Rico's dependence on oil imports for the production of electricity has been reduced from 99% to 74%. The Electric Power Authority now estimates that these plants could provide up to 33% of its electric energy requirements.

Federal Tax Incentives

In order to enhance the attractiveness for United States companies of establishing operations in Puerto Rico, the Commonwealth has been seeking to provide for a new and permanent tax regime applicable to U.S.-based businesses that have operations in Puerto Rico or other U.S. possessions. During the past three years, the Commonwealth has been pursuing an amendment to Section 956 of the Code that would establish a regime based on the tax rules generally applied to U.S. companies with international operations, but with certain modifications intended to promote employment in both Puerto Rico and the United States. The U.S. Congress, however, has not acted upon the proposed amendment to Section 956 of the Code. Also, due to the phase-out of Sections 30A and 936 of the Code, the U.S. Senate designated a special commission through the General Accounting Office to study the economic impact of said phase-out and to present recommendations on alternative tax incentives for U.S.-based companies operating in Puerto Rico. In the meantime, most U.S.-based companies operating under Sections 30A and 936 of the Code have converted from United States corporations to Puerto Rico or foreign corporations, thus lessening the impact of the phase-out of those sections.

One of the factors that has promoted and continues to promote the development of the manufacturing sector in Puerto Rico has been the various local and federal tax incentives available, particularly those under Puerto Rico's Industrial Incentives Program and, until recently, Sections 30A and 936 of the Code. Tax and other incentives have also been established to promote the development of the tourism industry. These incentives are summarized below.

Industrial Incentives Program

Since 1948, Puerto Rico has had various industrial incentives laws designed to stimulate industrial investment in the island. Under these laws, companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other local taxes. The most recent of these industrial incentives laws is the 1998 Tax Incentives Act, a law aimed at promoting investment in Puerto Rico.

The benefits provided by the 1998 Tax Incentives Act are available to new companies as well as companies currently conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant. The activities eligible for tax exemption include manufacturing, certain designated services performed for markets outside Puerto Rico, the production of energy from local renewable sources for consumption in Puerto Rico, and laboratories for scientific and industrial research. For companies qualifying thereunder, the 1998 Tax Incentives Act imposes income tax rates ranging from 2% to 7% for periods ranging from 10 to 25 years. In addition, it grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and between 80% and 60% thereafter, and 100% exemption from excise taxes with respect to raw materials and certain machinery and equipment used in the exempt activities. The 1998 Tax Incentives Act also provides various special deductions designed to stimulate employment and productivity, research and development, and capital investment in Puerto Rico.

Under the 1998 Tax Incentives Act, companies can repatriate or distribute their profits free of Puerto Rico dividend taxes. In addition, passive income derived from the investment of eligible funds in Puerto Rico financial institutions, obligations of the Commonwealth, and other designated investments are fully exempt from income and municipal license taxes. Individual shareholders of an exempted business are allowed a credit against their Puerto Rico income taxes equal to 30% of their proportionate share of the exempted business's income tax liability. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period is subject to a 4% income tax rate.

Tourism Incentives Program

For many years Puerto Rico has also had incentives laws designed to stimulate investment in hotel operations on the island. The most recent of these laws, the Tourism Incentives Act of 1993, provides partial exemptions from income, property, and municipal license taxes for a period of up to 10 years. The Tourism Incentives Act also provides certain tax credits for qualifying investments in tourism activities, including hotel and condo-hotel development projects. Recently enacted legislation provides further tourism incentives by granting certain tax exemptions on interest income received by financial institutions from permanent or interim financing of tourism development projects and fees derived from credit enhancements provided to the financing of such projects.

As part of the incentives to promote the tourism industry, the Commonwealth established the Tourism Development Fund as a subsidiary of Government Development Bank for Puerto Rico ("GDB") with the authority to (i) make investments in or provide financing to entities that contribute to the development of the tourism industry and (ii) provide financial guarantees for financing hotel development projects. To date, the Fund has provided financial guarantees for loans made or bonds issued to finance the development of fifteen hotel projects representing over 3,600 new hotel rooms.

Incentives under the Code

United States corporations operating in Puerto Rico have been subject to special tax provisions since the Revenue Act of 1921. Prior to the enactment of the Tax Reform Act of 1976, under Section 931 of the Code, United States corporations operating in Puerto Rico (and meeting certain source of income tests) were taxed only on income arising from sources within the United States.

The Tax Reform Act of 1976 created Section 936 of the Code, which revised the tax treatment of U.S. corporations operating in Puerto Rico by taxing such corporations on their worldwide income in a manner similar to that applicable to any other U.S. corporation but providing such corporations a full credit for the federal tax on their business and qualified investment income in Puerto Rico. The credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources.

As a result of amendments to Section 936 made in 1996 (the "1996 Amendments"), the tax credit is being phased out over a ten-year period for companies that were operating in Puerto Rico in 1995 and is no longer available for corporations that establish operations in Puerto Rico after October 13, 1995. The 1996 Amendments also eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico.

Section 30A. The 1996 Amendments added Section 30A to the Code. Section 30A permits a "qualifying domestic corporation" ("QDC") that meets certain gross income tests to claim a credit (the "Section 30A Credit") against the federal income tax imposed on taxable income derived from sources outside the U.S. from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such business ("possession income"). The Section 30A Credit will not be available for taxable years commencing after 2005.

The Section 30A Credit is limited to the sum of (i) 60% of qualified possession wages as defined in the Code, which includes wages up to 85% of the maximum earnings subject to the OASDI portion of Social Security taxes plus an allowance for fringe benefits of 15% of qualified possession wages; (ii) a specified percentage of depreciation deductions ranging between 15% and 65%, based on the class life of tangible property; and (iii) a portion of Puerto Rico income taxes paid by the QDC, up to a 9% effective tax rate (but only if the QDC does not elect the profit-split method for allocating income from intangible property).

In the case of taxable years beginning after December 31, 2001, the amount of possession income that qualifies for the Section 30A Credit is subject to a cap based on the QDC's possession income for an average adjusted base period ending before October 14, 1995 (the "income cap").

Section 936. Under Section 936 of the Code, as amended by the 1996 Amendments, U.S. corporations that meet certain requirements and elect its application ("Section 936 Corporations") are entitled to credit against their U.S. corporate income tax the portion of such tax attributable to income derived from the active conduct of a trade or business within Puerto Rico ("active business income") and from the sale or exchange of substantially all assets used in the active conduct of such trade or business.

Under Section 936, a Section 936 Corporation may elect to compute its active business income, eligible for the Section 936 credit, under one of three formulas: (i) a cost-sharing formula, whereby it is allowed to claim all profits attributable to manufacturing intangibles and other functions carried out in Puerto Rico provided it makes a cost-sharing payment in the amount required under Section 936; (ii) a profit-split formula, whereby it is allowed to claim 50% of the combined net income of its affiliated group from the sale of products manufactured in Puerto Rico; or (iii) a costplus formula, whereby it is allowed to claim a reasonable profit on the manufacturing costs incurred in Puerto Rico.

The Section 936 credit is now only available to companies that were operating in Puerto Rico on October 13, 1995, and had elected the percentage of income credit provided by Section 936. Such percentage of income credit is equal to 40% of the federal income tax otherwise imposable on the Puerto Rico active business income or derived from the sale or exchange of substantially all assets used in such business.

In the case of taxable years beginning on or after 1998, the possession income subject to the Section 936 credit is subject to a cap based on the Section 936 Corporation's possession income for an average adjusted base period ending on October 14, 1995. The Section 936 credit is eliminated for taxable years commencing after 2005.

Controlled Foreign Corporations

Because of the credit limitations and impending phase out of Sections 30A and 936, many corporations previously operating thereunder have reorganized their operations in Puerto Rico to become controlled foreign corporations ("CFCs"). A CFC is a corporation that is organized outside the United States and is controlled by United States shareholders. In general, a CFC may defer the payment of federal income taxes on its trade or business income until such income is repatriated to the United States in the form of dividends or through investments in certain United States properties. The Puerto Rico Office of Industrial Tax Exemption has received notification from over eighty corporations that have converted part or all of their operations to CFCs. These include most of the major pharmaceutical, instrument, and electronics companies manufacturing in Puerto Rico.

CFCs operate under transfer pricing rules for intangible income that are different from those applicable to corporations operating under Sections 936 and 30A. In many cases, they are allowed to attribute a larger share of this income to their Puerto Rico operation but must make a royalty payment "commensurate with income" to their U.S. affiliates. Section 936 Corporations were exempted from Puerto Rico withholding taxes on any cost-sharing payments they might have opted to make, but CFCs are subject to a 10% Puerto Rico withholding tax on royalty payments.

Public Sector Debt

Public sector debt comprises bonds and notes of the Commonwealth, its municipalities, and public corporations ("notes" as used in this section refers to certain types of non-bonded debt regardless of maturity), subject to the exclusions described below. The Constitution of Puerto Rico limits the amount of general obligation (full faith and credit) debt that can be issued or guaranteed by the Commonwealth. The Commonwealth's policy has been and continues to be to maintain the amount of such debt prudently below the constitutional limitation. Direct debt of the Commonwealth is supported by Commonwealth taxes. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products. See Public Corporations. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

Direct debt of the Commonwealth is issued pursuant to specific legislation approved in each particular case. Debt of the municipalities is issued pursuant to resolutions adopted by the respective municipal assemblies. Debt of public corporations is issued pursuant to resolutions adopted by the governing bodies of the public corporations in accordance with their enabling statutes. GDB, as fiscal agent of the Commonwealth and its municipalities and public corporations, must approve the specific terms of each issuance.

As of June 30, 2004, total outstanding public sector debt was $33.942 billion, of which $2.175 billion, or 6.4%, comprised short-term debt.

Retirement Systems

Public employees of the Commonwealth and its instrumentalities are covered by five retirement systems: the Employees Retirement System of the Commonwealth and its instrumentalities (the "Employees Retirement System"), the Annuity and Pension System for the Teachers of Puerto Rico (the "Teachers Retirement System"), the Commonwealth Judiciary Retirement System (the "Judiciary Retirement System"), the Retirement System of the University of Puerto Rico (the "University Retirement System"), and the Employees Retirement System of the Puerto Rico Electric Power Authority (the "Electric Power Authority Retirement System").

The University Retirement System and the Electric Power Authority Retirement System apply to employees of the University of Puerto Rico and the Electric Power Authority, respectively. The Commonwealth is not required to contribute directly to those two systems, although a large portion of University revenues is derived from legislative appropriations.

The Teachers Retirement System covers primarily public school teachers, the Judiciary Retirement System covers judges, and the Employees Retirement System covers all other employees of the Commonwealth and its municipalities and instrumentalities. As of June 30, 2003, the total number of active members of the three systems was as follows: Employees Retirement System, 166,914; Teachers Retirement System, 49,046; and Judiciary Retirement System, 338. The three systems are financed by contributions made by employers (the Commonwealth, public corporations, and municipalities) and employees and investment income. The central government is responsible for approximately 67% of total employer contributions to the Employees Retirement System, and the other 33% is the responsibility of public corporations and municipalities. The central government is also responsible for 100% and 99% of total employer contributions to the Judiciary Retirement System and the Teachers Retirement System, respectively. Retirement and related benefits provided by the systems and required contributions to the systems by employees are determined by law. Required employers' contributions to the systems are determined by law and are not actuarially determined. For the Employees Retirement System, required employer contributions consist of 9.275% of applicable payroll in the case of municipalities, central government and public corporations. Required employee contributions for the Employees Retirement System vary according to salary and how the individual employee's retirement benefits are coordinated with social security benefits. For the Judiciary Retirement System, required contributions consist of 20% of applicable payroll for the employer and 8% for the employees.

According to the most recent actuarial valuation of the Employees Retirement System and Judiciary Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2001, the total pension benefit obligation for the Employees Retirement System and the Judiciary Retirement System was $9.881 billion and $162.2 million, respectively. The unfunded pension benefit obligation of the Employees Retirement System and Judiciary Retirement System for the same period was $7.453 billion and $92.1 million, respectively, representing a funding ratio of 25% and 43%, respectively. This funding ratio does not take into account the reduction in the value of their respective equity portfolios resulting from the decline in the equities market since fiscal year 2001. It is estimated that as of June 30, 2003, the total pension benefit obligation for the Employees Retirement System is $11.292 billion and the unfunded pension benefit obligation is $9.349 billion, representing a funding ratio of 17%.

The most recent actuarial valuation was completed in accordance with the "Projected Unit Credit" method. An investment return of 8.5% per year, a salary increase of 5% per year, and a post-retirement benefit increase of 3% every third year were assumed. In the case of the Employees Retirement System, Act No. 10 of May 21, 1992 provided three benefit increases of 3% each. The first 3% increase was granted to retirees who had been receiving their annuities for three or more years as of that date. The second 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1995. This increase is being financed by additional contributions from the employers. The third 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1998. This third increase is being partially funded with additional contributions from some of the employers. In June 2001, the Legislature approved a law providing a fourth 3% increase, effective as of January 1, 2001, in post-retirement annuity payments granted on or prior to January 1, 1998. This increase will be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. In June 2003, the Legislature approved a law providing a fifth increase of 3% in postretirement benefits effective January 1, 2004. This increase will be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. Subsequent increases will depend upon the explicit approval of the System's Board of Trustees and the Legislature and must provide a funding source. In the case of the Judiciary Retirement System, Act No. 41 of June 13, 2001 provides a 3% increase in annuity payments, commencing on January 1, 2002 and every three years thereafter, to retirees who have been receiving their annuities for three or more years as of that date. This increase will be funded by the General Fund.

In 1990, the organic act of the Employees Retirement System was amended to reduce the future pension liabilities of the Employees Retirement System. Among other provisions, the legislation increased the level of contribution to the System and limited the retirement benefits for new employees by increasing the length of time for the vesting of certain benefits and reducing the level of benefits in the case of early retirement. The legislation also reduced the level of occupational disability benefits and death benefits received by new employees.

In 1999, the organic act of the Employees Retirement System was further amended to change it, prospectively, from a defined benefit system to a defined contribution system. This amendment provides for the establishment of an individual account for each employee hired by the Commonwealth after December 31, 1999 and for those current employees who elect to transfer from the existing defined benefit system. The individual account of each current employee is credited initially with an amount equal to his aggregate contributions to the Employees Retirement System, plus interest. Current employees who did not elect to transfer to the new defined contribution system will continue accruing benefits under the current defined benefit system. The individual account of each participant of the new defined contribution system is credited monthly with the participant's contribution and is credited semiannually with a rate of return based on either of two notional investment returns. Such accounts are not credited with any contribution by the employer. Instead, employer contributions will now be used completely to reduce the accumulated unfunded pension liability of the Employees Retirement System.

The law approving the sale of a controlling interest in the Puerto Rico Telephone Company ("PRTC") to a consortium led by GTE International Telecommunications Incorporated (subsequently acquired by Verizon Communications Inc., "Verizon") provides that any future proceeds received by the government from the sale of its then-remaining 43% stock ownership in PRTC will be transferred to the Employees Retirement System to reduce its accumulated unfunded pension benefit obligation. In January 2002, Verizon exercised its option to purchase an additional 15% of the stock of PRTC for $172 million. The proceeds of the sale were transferred to the Employees Retirement System.

The Employees Retirement System's disbursements of benefits during fiscal years 2002, 2003, and 2004 exceeded contributions and investment income for those years. The cash shortfall for fiscal years 2002 and 2003 was covered with a portion of the proceeds from the sale to Verizon of the 15% stock ownership in PRTC.

The Employees Retirement System anticipates that its future cash flow needs for disbursement of benefits to participants may exceed the sum of the employer and employee contributions received and its investment and other recurring income. The Employees Retirement System expects to cover this cash flow imbalance in the next few fiscal years with the proceeds from the sale of the remaining shares of PRTC stock. The Employees Retirement System is currently evaluating other measures to increase its revenues.

According to the most recent actuarial valuation of the Teachers Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2001, the accrued actuarial liability of the system was $3.684 billion and the value of assets amounted to $2.284 billion, representing a funding ratio of 62%, and the resulting unfunded accrued liability was $1.400 billion. This funding ratio does not take into account the recent significant decline in the equities market and the resulting reduction in the value of the equity portfolio. As of June 30, 2003, the estimated annual actuarial liability was $3.921 billion, and the value of assets amounted to $2.142 billion, representing an estimated funding ratio of 55% and an estimated unfunded accrued liability of $1.779 billion. As of June 30, 2000, the remaining amortization period for the unfunded liability was 19 years. The actuarial valuation assumed an investment return of 8% per year and salary increases of 5% per year. Act No. 45 of January 27, 2000 increased the amount of the employee contribution from 7% to 9%, effective immediately. This will result in an increase of employee contributions of $1.5 million per month.

Major Sources of General Fund Revenues

Income Taxes. The Commonwealth's income tax law, the Internal Revenue Code of 1994, as amended (the "PR Code"), imposes a tax on the income of individual residents of Puerto Rico, trusts, estates, and domestic and foreign (if engaged in a trade or business in Puerto Rico) corporations and partnerships at graduated rates. A flat tax is imposed on certain payments made to non-residents of Puerto Rico, which is collected through an income tax withholding.

Resident individuals are subject to tax on their taxable income from all sources. The PR Code has five tax brackets for individuals with tax rates of 7%, 10%, 15%, 28%, and 33%. Dividend income from Puerto Rico corporations and certain qualifying foreign corporations is taxed at a rate of 10%.

Gain realized from the sale or exchange of a capital asset by resident individuals, if held for more than six months, is taxed at a rate of 20%. It is taxed at a rate of 10% if the capital asset consists of certain property located or deemed located in Puerto Rico. Gains realized by Puerto Rico resident individuals, trusts and estates from the sale of stock of certain Puerto Rico corporations in an initial public offering made prior to January 1, 2008 are subject to a special capital gains rate of 7%.

On August 22, 2004, the Governor signed into law Act 226 to provide a temporary reduction in the long-term capital gains tax rate. Act 226 reduces the long-term capital gains tax rates by 50% for transactions that take place from July 1, 2004 through June 30, 2005, provided that the net long-term capital gain is reinvested in Puerto Rico.

Interest income in excess of $2,000 on deposits with Puerto Rico financial institutions is taxed at a rate of 17%; the first $2,000 of interest income from such institutions is exempt from taxation. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident individuals, trusts, and estates qualifies for a special 10% tax rate.

Puerto Rico corporations and partnerships are subject to tax on income from all sources; foreign corporations and partnerships that are engaged in a trade or business in Puerto Rico are subject to tax on their income from Puerto Rico sources and on income from sources outside Puerto Rico that is effectively connected with the conduct of their trade or business in Puerto Rico. Unless a corporation or partnership qualifies for partial exemption from corporate income and other taxes under the industrial incentives program (see "Tax Incentives" under The Economy above), it is subject to tax at graduated rates.

The PR Code provides for six income tax brackets for corporations and partnerships, with the highest rate (39%) applicable to net taxable income in excess of $300,000. Gains realized from the sale or exchange of a capital asset, if held for more than six months, are taxed at a maximum rate of 25% or 12.5% if the capital asset consists of certain property located or deemed located in Puerto Rico sold or exchanged after December 31, 2000. Act 226 reduces the long-term capital gains tax rates by 50% for transactions that take place from July 1, 2004 through June 30, 2005. Dividends received by Puerto Rico corporations and partnerships of foreign corporations and partnerships engaged in trade or business in Puerto Rico are subject to general income tax rates. A dividends received credit may be available. A special tax rate of 17% is applicable to dividend distributions of REITs received by corporations. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident corporations and partnerships qualifies for a special tax rate.

Certain corporations and partnerships covered by the tax incentives acts continue to be subject to a maximum tax rate of 45% on their taxable income. Corporations and partnerships covered by the Puerto Rico Tourism Incentives Act of 1993, as amended, are subject to a maximum tax rate of 42% on their taxable income. The PR Code also provides for an alternative minimum tax of 22%. Corporations and partnerships operating under a new grant of tax exemption issued under the 1998 Tax Incentives Act are subject to a maximum income tax rate of 7% during their basic exemption period.

The PR Code imposes a branch profits tax on resident foreign corporations less than 80% of whose gross income qualifies as income effectively connected with a Puerto Rico trade or business. The branch profits tax is 10% of an annual dividend equivalent amount, and it applies without regard to the Puerto Rico source-of-income rules.

Interest from Puerto Rico sources paid to non-resident non-affiliated corporate recipients is not subject to any income or withholding tax. Interest paid to certain related non-resident recipients is subject to a withholding tax of 29%. Dividends paid to non-resident corporate recipients are subject to a withholding tax of 10%. Dividends distributed by corporations (including Section 936 Corporations) operating under new grants of tax exemption issued under the 1998 Tax Incentives Act are not subject to Puerto Rico income tax. However, royalty payments made by such corporations to non-resident recipients are subject to a 10% withholding tax. The basic tax on dividends paid to foreign corporate shareholders of Section 936 Corporations operating under grants of tax exemption issued under prior incentives laws is 10% but is subject to reduction if a percentage of the profits are invested in certain eligible instruments for specified periods of time.

Subject to certain exceptions, payments in excess of $1,500 during a calendar year made by the Commonwealth and persons engaged in a trade or business in Puerto Rico in consideration of the receipt of services rendered in Puerto Rico are subject to a 7% withholding tax.

The Treasury Department is presently evaluating a plan to reform the Commonwealth's tax system. The objective of this reform would be to reduce the income tax rates for individuals while expanding the tax base by taxing persons not currently participating in the income tax system and simplifying the tax system in order to make its administration more effective. The tax reform is expected to be implemented beginning on January 1, 2006. The Treasury Department expects that the tax reform will produce additional General Fund revenues.

Excise Taxes. The PR Code imposes a tax on articles and commodities that are imported into or manufactured in Puerto Rico for consumption in Puerto Rico and a tax on certain transactions, such as hotel occupancy, public shows, and horse racing. The excise tax on certain articles and commodities, such as cigarettes, alcohol and petroleum products, is based upon the quantity of goods imported. The excise tax on motor vehicles is based on its suggested retail price. The PR Code imposes a tax at an effective rate of 6.6% of the F.O.B. factory price for imported goods and 3.6% of the sales price of goods manufactured in Puerto Rico, except sugar, cement, cigarettes, motor vehicles, and certain petroleum products, which are taxed at different rates. Goods to be used by the government, except for motor vehicles and construction equipment, are not exempt. Exemptions apply to certain articles, such as food and medicines, and to articles designated for certain users.

Other Taxes and Revenues Motor vehicle license plate and registration fees comprise the major portion of license tax receipts.

Non-tax revenues consist principally of lottery proceeds, documentary stamps, permits, fees and forfeits, proceeds of land sales and receipts from public corporations in lieu of taxes.

Revenues from non-Puerto Rico sources include customs duties collected in Puerto Rico and excise taxes on shipments of rum from the island to the United States mainland. The customs duties and excise taxes on shipments are imposed and collected by the United States and returned to the Commonwealth. The excise tax on shipments of rum from Puerto Rico and other rum-producing countries is $13.50 per proof gallon. Of this amount, $13.25 per proof gallon will be returned to the Treasury of Puerto Rico until December 31, 2005, and, commencing on January 1, 2006, the amount returned will be reduced to $10.50 per proof gallon.

Property Taxes. Personal property, which accounts for approximately 53% of total collections of taxable property, is self-assessed. Real property taxes are assessed based on 1958 property values. No real property reassessment has been made since 1958, and construction taking place after that year has been assessed on the basis of what the value of the property would have been in 1958. Accordingly, the overall assessed valuation of real property for taxation purposes is substantially lower than the actual market value. Also, an exemption on the first $15,000 of assessed valuation in owner-occupied residences is available.

Property taxes are assessed, determined and collected for the benefit of the municipalities by the Municipal Revenues Collection Center ("CRIM"), a government instrumentality of the Commonwealth. However, a special 1.03% tax on the assessed value of all property (other than exempted property) imposed by the Commonwealth for purposes of paying the Commonwealth's general obligation debt is deposited in the Commonwealth's Redemption Fund.

Collections of Income and Excise Taxes

The Department of the Treasury has continued its program for improving tax collections, which began in fiscal year 1986. The program has consisted, in part, of taking the initiative in sponsoring and implementing tax reform, particularly in the areas of excise taxes and income taxes, in order to decrease the incidences of nonpayment of taxes and to expand the taxpayer base. The program has also included (i) improving the methods by which delinquent taxpayers are identified, primarily through the use of computer analyses, (ii) computerizing the processing of tax returns, and (iii) identifying and eliminating taxpayer evasion.

Budget of the Commonwealth

The fiscal year of the Commonwealth begins each July 1. The Governor is constitutionally required to submit to the Legislature an annual balanced budget of capital improvements and operating expenses of the central government for the ensuing fiscal year. The annual budget is prepared by the Office of Management and Budget ("OMB"), in coordination with the Planning Board, the Department of the Treasury, and other government offices and agencies. Section 7 of Article VI of the Constitution of the Commonwealth provides that "the appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law."

The annual budget, which is developed utilizing elements of program budgeting, includes an estimate of revenues and other resources for the ensuing fiscal year under (i) laws existing at the time the budget is submitted, and (ii) legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor's recommendations as to appropriations that in the Governor's judgment are necessary, convenient, and in conformity with the four-year investment plan prepared by the Planning Board.

The Legislature may amend the budget submitted by the Governor but may not increase any items so as to cause a deficit without imposing taxes to cover such deficit. Upon passage by the Legislature, the budget is referred to the Governor, who may decrease or eliminate any item but may not increase or insert any new item in the budget. The Governor may also veto the budget in its entirety and return it to the Legislature with the Governor's objections. The Legislature, by a two-thirds majority in each house, may override the Governor's veto. If a budget is not adopted prior to the end of the fiscal year, the annual budget for the preceding fiscal year as originally approved by the Legislature and the Governor is automatically renewed for the ensuing fiscal year until a new budget is approved by the Legislature and the Governor. This permits the Commonwealth to continue making payments of its operating and other expenses until a new budget is approved.

During any fiscal year in which the resources available to the Commonwealth are insufficient to cover the appropriations approved for such year, the Governor may take administrative measures to reduce expenses and submit to both houses of the Legislature a detailed report of any adjustment necessary to balance the budget, or make recommendations to the Legislature for new taxes or authorize borrowings under provisions of existing legislation, or take any other necessary action to meet the estimated deficiency. Any such proposed adjustments shall give effect to the "priority norms" established by law for the disbursement of public funds in the following order of priority: first, the payment of the interest on and amortization requirements for public debt (Commonwealth general obligations and guaranteed debt for which the Commonwealth's guarantee has been exercised); second, the fulfillment of obligations arising out of legally binding contracts, court decisions on eminent domain, and other unavoidable obligations to protect the name, credit, and good faith of the Commonwealth; third, current expenditures in the areas of health, protection of persons and property, education, welfare, and retirement systems; and fourth, all other purposes.

A Budgetary Fund was created by Act No. 147 of June 18, 1980, as amended (the "Budgetary Fund"), to cover the appropriations approved in any fiscal year in which the revenues available for such fiscal year are insufficient, to secure the payment of public debt, and to provide for unforeseen circumstances in the provision of public service. Currently, an amount equal to one percent of the General Fund net revenues of the preceding fiscal year is deposited annually into the Fund. In addition, other income (not classified as revenues) that is not assigned by law to a specific purpose is also required to be deposited in the Budgetary Fund. The maximum balance of the Budgetary Fund may not exceed 6% of the total appropriations included in the budget for the preceding fiscal year. As of July 1, 2004, the balance in the Budgetary Fund was $126 million (this amount includes the fiscal year 2005 appropriation and excludes amounts that will be transferred out of the Budgetary Fund to cover excess expenditures during fiscal year 2004).

An Emergency Fund was created by Act No. 91 of June 21, 1966, as amended (the "Emergency Fund"), to cover unexpected public needs caused by calamities, such as wars, hurricanes, earthquakes, droughts, floods and plagues, and to protect people's lives and property and the public sector credit. The Emergency Fund is capitalized annually with an amount totaling no less than one percent of the General Fund net revenues of the preceding fiscal year. During the fiscal year 2004 budget process, Act No. 91 was amended to set an upper limit to the Emergency Fund of $150 million at the beginning of the fiscal year. As of July 1, 2004, the balance in the Emergency Fund was $154.8 million, including fiscal year 2005 appropriations.

Appropriations

In Puerto Rico, the central government has many functions that in the fifty states are the responsibility of local government, such as providing public education and police and fire protection. The central government provides significant annual grants to the University of Puerto Rico, the Puerto Rico Aqueduct and Sewer Authority ("PRASA"), and to the municipalities. The grants to the University of Puerto Rico are included in current expenses for education and debt service on general obligation bonds is included in current expenses for debt service. Debt service on Sugar Corporation notes paid by the Commonwealth is included in current expenses for economic development, and debt service on Urban Renewal and Housing Corporation bonds and notes and on Housing Finance Authority mortgage subsidy bonds paid by the Commonwealth is included in current expenses for housing.

Approximately 27.9% of the General Fund is committed for payment of fixed charges such as municipal subsidies, grants to the University of Puerto Rico, contributions to the Aqueduct and Sewer Authority, funding for the judiciary branch, rental payments to the Public Buildings Authority, among others, and debt service on direct debt of the Commonwealth. In the case of the judiciary branch, legislation approved in December of 2002 provides that, commencing with fiscal year 2004, the Commonwealth will appropriate annually to the judiciary branch an amount initially equal to 3.3% of the average annual revenue from internal sources for each of the two preceding fiscal years. This percentage will increase until it reaches 4% in fiscal year 2008, and may be further increased upon review, with scheduled reviews every five years.

Fiscal Year 2004

The consolidated budget for fiscal year 2004 totaled $23.782 billion. Of this amount, $13.577 billion was assigned to the central government. This includes General Fund total resources and appropriations of $8.295 billion, which represents an increase of $452 million, or 5.8%, over budgeted amounts for fiscal year 2003. These total resources include $7.925 billion of total revenues and $370 million of other sources.

In the fiscal year 2004 budget, revenues and other resources of all budgetary funds totaled $12.689 billion, excluding balances from the previous fiscal year and general obligation bonds authorized. The net increase in General Fund revenues in the fiscal year 2004 budget, as compared to fiscal year 2003, was accounted mainly by increases in corporate income taxes (up $49 million), personal income taxes (up $48 million), excise taxes on motor vehicles and accessories (up $44 million), income taxes withheld from non-residents (up $43 million), federal excise taxes on offshore shipments (up $20 million), excise taxes on alcoholic beverages (up $14 million), and excise taxes on cigarettes (up $10 million), and decreases in customs duties (down $6 million) and tollgate taxes (down $23 million).

Current expenses and capital improvements of all budgetary funds for fiscal year 2004 totaled $13.176 billion, an increase of $754.4 million from fiscal year 2003. The major changes in General Fund budgeted expenditures by program in fiscal year 2004 were increases in health (up $127.4 million), education (up $107.2 million), debt service on the Commonwealth's general obligation and guaranteed debt (up $10.6 million), general government (up $63.3 million), other debt service consisting primarily of Commonwealth appropriation debt (up $63.2 million), special pension contributions (up $56.6 million), contributions to municipalities (up $7.8 million), transportation and communications (up $7.6 million), public safety and protection (up $7.5 million), welfare (up $2.9 million), and housing (up $2.2 million), and a decrease in economic development (down $3.9 million).

Preliminary General Fund net revenues for fiscal year 2004 were $7.985 billion, exceeding the original General Fund budget by $60.4 million. General Fund expenditures for fiscal year 2004 are estimated at $8.593 billion, exceeding the original General Fund budget by $298 million. The higher expenditures occurred in the areas of education, public safety and protection and health. The government expects to cover such shortfalls with expected reimbursements of certain federal funds relating to education, funds previously encumbered but not expended and by transferring funds from the Budgetary Fund.

The general obligation bond authorization for the fiscal year 2004 budget was $540 million.

Fiscal Year 2005

The consolidated budget for fiscal year 2005 totals $24.652 billion. Of this amount, $13.908 billion is assigned to the central government. This amount includes General Fund total resources and appropriations of $8.859 billion, which represents an increase of $564 million, or 6.8%, over budgeted amounts for fiscal year 2004. These total resources include $8.309 billion of total revenues and $550 million of additional resources relating to a loan to be obtained from GDB secured by tax receivables. The budget for fiscal year 2005 was approved on July 1, 2004.

The net increase in General Fund revenues in the fiscal year 2005 budget, as compared to the fiscal year 2004 budgeted revenues, are accounted mainly by corporation income taxes (up $109 million), general 5% excise taxes (up $55 million), personal income taxes (up $49 million), excise taxes on motor vehicles and accessories (up $17 million), federal excise taxes on off-shore shipments (up $20 million), and customs duties (up $10 million), and decreases in excise taxes on cigarettes (down $9 million) and excise taxes on alcoholic beverages (down $9 million).

Current expenses and capital improvements of all funds for fiscal year 2005 total $13.909 billion, an increase of $732.8 million from fiscal year 2004. The major changes in General Fund expenditures by program in fiscal year 2005 are increases in education (up $283.9 million), public safety and protection (up $162.2 million), special pension contributions (up $52 million), welfare (up $36.2 million), health (up $29.6 million), economic development (up $15.3 million), transportation and communications (up $8.6 million), contributions to municipalities (up $5.7 million), and housing (up $1.7 million), and decreases in other debt service consisting primarily of Commonwealth appropriation debt (down $8.8 million) and general government (down $50.0 million).

The general obligation bond authorization for the approved fiscal year 2005 budget is $550 million.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. In selecting brokers or dealers (including affiliates of FMR), FMR generally considers: the execution price; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the firm; the execution services rendered on a continuing basis; the reasonableness of any compensation paid; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.

For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM.

If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the sub-advisory agreement, and will do so in accordance with the policies described in this section.

Purchases and sales of securities on a securities exchange are effected through brokers who receive compensation for their services. Compensation may also be paid in connection with riskless principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system.

Securities may be purchased from underwriters at prices that include underwriting fees.

Futures transactions are executed and cleared through FCMs who receive compensation for their services.

Each fund may execute portfolio transactions with brokers or dealers (who are not affiliates of FMR) that provide products and services. These products and services may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The receipt of these products and services has not reduced FMR's normal research activities in providing investment advice to the funds. FMR's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Certain of the products and services FMR receives from brokers or dealers are furnished by brokers or dealers on their own initiative, either in connection with a particular transaction or as part of their overall services. In addition, FMR may request a broker or dealer to provide a specific proprietary or third-party product or service. While FMR takes into account the products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FMR nor a fund incurs an obligation to the broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a certain amount of compensation or otherwise.

Brokers or dealers that execute transactions for a fund may receive compensation that is in excess of the amount of compensation that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing a fund to pay such higher compensation, FMR will make a good faith determination that the compensation is reasonable in relation to the value of the products and services provided viewed in terms of the particular transaction for the fund or FMR's overall responsibilities to the fund or other investment companies and investment accounts. Typically, these products and services assist FMR or its affiliates in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund.

FMR may place trades with certain brokers with which it is under common control, including National Financial Services LLC (NFS), provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. FMR does not allocate trades to NFS in exchange for brokerage and research products and services of the type sometimes known as "soft dollars." FMR trades with its affiliated brokers on an execution-only basis.

FMR may allocate brokerage transactions to brokers or dealers (who are not affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the compensation paid by a fund toward the reduction of that fund's expenses.

The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the compensation paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

For the fiscal periods ended December 31, 2004 and 2003, the portfolio turnover rates were 14% and 18%, respectively, for Spartan Pennsylvania Municipal Income.

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions.

For the fiscal years ended December 31, 2004, 2003, and 2002, each fund paid no brokerage commissions.


For the fiscal year ended December 31, 2004, each fund paid no brokerage commissions to firms for providing research services.

The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the compensation paid by the funds on portfolio transactions is legally permissible and advisable. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to participate, or continue to participate, in the commission recapture program.

Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by FMR or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable to each fund or investment account. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

Each fund's NAV is the value of a single share. The NAV of each fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

Municipal Bond Fund. Portfolio securities are valued by various methods. If quotations are not available, debt securities are usually valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.

The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

Money Market Fund Portfolio securities and other assets are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price a fund would receive if it sold the instrument.

Securities of other open-end investment companies are valued at their respective NAVs.

At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from the fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

BUYING, SELLING, AND EXCHANGING INFORMATION

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

DISTRIBUTIONS AND TAXES

Dividends. To the extent that each fund's income is designated as federally tax-exempt interest, the dividends declared by the fund are also federally tax-exempt. Short-term capital gains are taxable at ordinary income tax rates, but do not qualify for the dividends-received deduction.

Generally, each fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. Neither FMR nor the funds guarantee that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued and you may need to file an amended income tax return. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.

Interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.

A portion of the gain on municipal bonds purchased at market discount after April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains.

Pennsylvania Tax Matters. To the extent that each fund's distributions are derived from interest on Pennsylvania state tax-free (municipal) securities (the income from which is exempt from Pennsylvania personal income taxes), its income dividends will be exempt from the Pennsylvania personal income tax. However, distributions attributable to capital gains (whether or not from state tax-free securities) are not exempt from the Pennsylvania personal income tax. Distributions of interest earned from non-exempt obligations are not exempt from the Pennsylvania personal income tax. In the case of residents of the city of Philadelphia, distributions that are derived from interest on Pennsylvania state tax-free (municipal) securities, and distributions which are designated as capital gain dividends for federal income tax purposes, will be exempt from the Philadelphia school district investment income tax.

Capital Gain Distributions. Each fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains. The money market fund may distribute any net realized capital gains once a year or more often, as necessary.

As of December 31, 2004, Pennsylvania Municipal Money Market had an aggregate capital loss carryforward of approximately $23,000. This loss carryforward, all of which will expire on December 31, 2012, is available to offset future capital gains. Under provisions of the Internal Revenue Code and related regulations, the fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.

Tax Status of the Funds. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Member of the Advisory Board, and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 233 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1984 or 1991

Trustee of Fidelity Municipal Trust (1984) and Fidelity Municipal Trust II (1991). Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of Pennsylvania Municipal Money Market (2001) and Spartan Pennsylvania Municipal Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
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Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

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Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

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Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2001 or 2002

Trustee of Fidelity Municipal Trust (2002) and Fidelity Municipal Trust II (2001). Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Municipal Trust and Fidelity Municipal Trust II. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 1997 or 2000

Vice President of Pennsylvania Municipal Money Market (2000) and Spartan Pennsylvania Municipal Income (1997). He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (44)

Year of Election or Appointment: 2002

Vice President of Spartan Pennsylvania Municipal Income. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

David L. Murphy (56)

Year of Election or Appointment: 2002

Vice President of Pennsylvania Municipal Money Market. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002) and Vice President of certain Asset Allocation Funds (2003). He serves as Senior Vice President (2000) and Money Market Group Leader (2002) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003) and a Vice President of FMR (2000). Previously, Mr. Murphy served as Bond Group Leader (2000-2002) and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Pennsylvania Municipal Money Market and Spartan Pennsylvania Municipal Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Vice President and Secretary of FDC; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Pennsylvania Municipal Money Market and Spartan Pennsylvania Municipal Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Pennsylvania Municipal Money Market and Spartan Pennsylvania Municipal Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Pennsylvania Municipal Money Market and Spartan Pennsylvania Municipal Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Pennsylvania Municipal Money Market and Spartan Pennsylvania Municipal Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Pennsylvania Municipal Money Market and Spartan Pennsylvania Municipal Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Pennsylvania Municipal Money Market and Spartan Pennsylvania Municipal Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)

Year of Election or Appointment: 1986

Assistant Treasurer of Pennsylvania Municipal Money Market and Spartan Pennsylvania Municipal Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

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Peter L. Lydecker (50)

Year of Election or Appointment: 2004

Assistant Treasurer of Pennsylvania Municipal Money Market and Spartan Pennsylvania Municipal Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

Year of Election or Appointment: 2002

Assistant Treasurer of Pennsylvania Municipal Money Market and Spartan Pennsylvania Municipal Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

Year of Election or Appointment:2004

Assistant Treasurer of Pennsylvania Municipal Money Market and Spartan Pennsylvania Municipal Income. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

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Standing Committees of the Funds' Trustees. The Board of Trustees has established various committees to facilitate the timely and efficient consideration of all matters of importance to non-interested Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has 10 standing committees.

The Operations Committee is composed of all of the non-interested Trustees, with Mr. Mann currently serving as Chair. The committee normally meets monthly (except August), or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the non-interested Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the Fidelity funds and FMR and its affiliates, and annually reviews and makes recommendations regarding transfer agent and other service agreements, insurance coverage, and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders, significant litigation, and the voting of proxies of portfolio companies. The committee also has oversight of compliance issues not specifically in the scope of the charters of the Audit Committee or Fund Oversight Committees and considers other operating matters not specifically within the scope of oversight of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended December 31, 2004, the committee held 12 meetings.

The Fair Value Oversight Committee is composed of all of the non-interested Trustees, with Mr. Mann serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair, in conjunction with meetings of the Board of Trustees. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and their classification as liquid or illiquid and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee provides oversight regarding the investment policies relating to, and Fidelity funds' investment in, non-traditional securities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended December 31, 2004, the committee held four meetings.

As of December 31, 2004, after giving effect to the retirement of certain former Trustees effective that day, the Board of Trustees had established three Fund Oversight Committees: the Equity Committee (composed of Messrs. Lautenbach (Chair) and Stavropoulos), the Fixed-Income and International Committee (composed of Ms. Knowles), and the Select and Special Committee (composed of Messrs. McCoy (Chair), Gates, and Heilmeier). Each committee normally meets monthly (except August) or more frequently as called by the Chair of the respective committee. Each committee oversees investment advisory services provided by FMR to the relevant funds and develops an understanding of and monitors the investment objectives, policies, and practices of the relevant Fidelity funds. Each committee also monitors investment performance, compliance by each relevant Fidelity fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters and the personnel and other resources devoted to the management of each fund. The Fixed-Income and International Committee also receives reports required under Rule 2a-7 of the 1940 Act and has oversight of research bearing on credit quality, investment structures and other fixed-income issues, and of international research. The Select and Special Committee has oversight of FMR's equity investment research. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The non-interested Trustees of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the non-interested Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. Prior to December 2003, the Fixed-Income and International Committee was known as the Fixed-Income/International Committee, and the Select and Special Committee was known as the Select Committee. During the fiscal year ended December 31, 2004, the Equity Committee held 11 meetings, the Fixed-Income and International Committee held 11 meetings, and the Select and Special Committee held 11 meetings.

The Board of Trustees established in December 2003 two Fund Contract Committees: the Equity Contract Committee (composed of Messrs. Lautenbach (Chair) and McCoy as of December 31, 2004) and the Fixed-Income Contract Committee (composed of Ms. Knowles as of December 31, 2004). Each committee ordinarily meets monthly during the first six months of each year and more frequently as necessary to consider matters related to the renewal of fund investment advisory agreements. The committees will assist the Board of Trustees in its consideration of investment advisory agreements of each fund. Each committee receives information on and makes recommendations concerning the approval of investment advisory agreements between the Fidelity funds and FMR and its affiliates and any non-FMR affiliate that serves as a sub-adviser to a Fidelity fund (collectively, investment advisers) and the annual review of these contracts. The Fixed-Income Contract Committee will be responsible for investment advisory agreements of the fixed-income funds. The Equity Contract Committee will be responsible for the investment advisory agreements of all other funds. With respect to each fund under its purview, each committee: requests and receives information on the nature, levels, and quality of services provided to the shareholders of the Fidelity funds by the investment advisers and their respective affiliates, fund performance, and such other information as the committee determines to be reasonably necessary to evaluate the terms of the investment advisory agreements; considers the profitability and other benefits that the investment advisers and their respective affiliates derive from their contractual arrangements with each of the funds (including tangible and intangible "fall-out benefits"); considers methodologies for determining the extent to which the funds benefit from economies of scale and refinements to these methodologies; considers such other matters and information as may be necessary and appropriate to evaluate investment advisory agreements of the funds; and makes recommendations to the Board concerning the approval or renewal of investment advisory agreements. Each committee will consult with the other committees of the Board of Trustees, and in particular with the Audit Committee and the applicable Fund Oversight Committees, in carrying out its responsibilities. Each committee's responsibilities are guided by Sections 15(c) and 36(b) of the 1940 Act. While each committee consists solely of non-interested Trustees, its meetings may, depending upon the subject matter, be attended by one or more senior members of FMR's management or representatives of a sub-adviser not affiliated with FMR. During the fiscal year ended December 31, 2004, the Equity Contract Committee held three meetings and the Fixed-Income Contract Committee held two meetings.

As of December 31, 2004, the Shareholder Services, Brokerage and Distribution Committee was composed of Messrs. Heilmeier, Lautenbach, and Stavropoulos. The committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the Fidelity funds' transfer agency fees, custody fees, and direct fees to investors (other than sales loads), such as small account and exchange fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the Fidelity funds by FMR and its affiliates, including pricing and bookkeeping services and fees. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the Fidelity funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution and commissions paid to firms supplying research and brokerage services or paying fund expenses. The committee also monitors brokerage and other similar relationships between the Fidelity funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the Fidelity funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finders' fees. The committee also oversees and receives reports on the preparation and use of advertisements and sales literature for the Fidelity funds. During the fiscal year ended December 31, 2004, the Shareholder Services, Brokerage and Distribution Committee held 12 meetings.

As of December 31, 2004, the Audit Committee was composed of Ms. Knowles (Chair), and Messrs. Gates and McCoy. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair. The committee meets separately at least four times a year with the Fidelity funds' Treasurer, with personnel responsible for the internal audit function of FMR Corp., and with the Fidelity funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the Fidelity funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the Fidelity funds and the funds' service providers, (ii) the financial reporting processes of the Fidelity funds, (iii) the independence, objectivity and qualification of the auditors to the Fidelity funds, (iv) the annual audits of the Fidelity funds' financial statements, and (v) the accounting policies and disclosures of the Fidelity funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any Fidelity fund, and (ii) the provision by any outside auditor of certain non-audit services to Fidelity fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the Fidelity funds. It is responsible for approving all audit engagement fees and terms for the Fidelity funds, resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the Fidelity funds and any service providers consistent with Independent Standards Board Standard No. 1. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the Fidelity funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Fidelity funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the Fidelity funds' or service providers internal controls over financial reporting. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the Fidelity funds' financial reporting process, will discuss with FMR, the Fidelity funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR Corp. their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the Fidelity funds, and will review with FMR, the Fidelity funds' Treasurer, outside auditor, and internal auditor personnel of FMR Corp. (to the extent relevant) the results of audits of the Fidelity funds' financial statements. The committee will review periodically the Fidelity funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. The committee also plays an oversight role in respect of each Fidelity fund's compliance with its name test and investment restrictions, the code of ethics relating to personal securities transactions, the code of ethics applicable to certain senior officers of the Fidelity funds, and anti-money laundering requirements. During the fiscal year ended December 31, 2004, the committee held 33 meetings.

The Governance and Nominating Committee was composed, as of December 31, 2004, of Messrs. Mann (Chair) and Gates, each of whom is not an "interested person" (as defined in the 1940 Act). The committee has two charters: one addressing fund governance and Board administrative matters and one addressing the nomination for the appointment or election of non-interested Trustees. The committee meets as called by the Chair. The committee also recommends the establishment of committees (including ad hoc and standing committees). The committee is also responsible for other fund governance and board administration matters. With respect to fund governance and board administration matters, the committee periodically reviews procedures and policies of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of non-interested Trustees. It acts as the administrative committee under the retirement plan for non-interested Trustees who retired prior to December 30, 1996 and under the fee deferral plan for non-interested Trustees. It reviews the performance of legal counsel employed by the Fidelity funds and the non-interested Trustees. On behalf of the non-interested Trustees, the committee will make such findings and determinations as to the independence of counsel for the non-interested Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to non-interested Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the non-interested Trustees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with non-interested Trustees at least once a year to discuss the Statement of Policies and other matters relating to fund governance. The committee also oversees the annual self-evaluation of the non-interested Trustees. The committee makes nominations for the election or appointment of non-interested Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee will have sole authority to retain and terminate any search firm used to identify non-interested Trustee candidates, including sole authority to approve such firm's fees and other retention terms. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a non-interested Trustee of the Fidelity funds, should be submitted to the Chair of the committee at the address maintained for communications with non-interested Trustees. If the committee retains a search firm, the Chair will forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting non-interested Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an "interested person" of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend 11 meetings per year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective non-interested Trustee in light of the Fidelity funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as a non-interested Trustee. During the fiscal year ended December 31, 2004, the committee held 14 meetings.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2004.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	Edward C. Johnson 3d	Abigail P. Johnson	Laura B. Cronin	Robert L. Reynolds
Pennsylvania Municipal Money Market	none	none	none	none
Spartan Pennsylvania Municipal Income	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
Non-Interested Trustees
DOLLAR RANGE OF FUND SHARES	Dennis J. Dirks	Robert M. Gates	George H. Heilmeier	Marie L. Knowles	Ned C. Lautenbach
Pennsylvania Municipal Money Market	none	none	none	none	none
Spartan Pennsylvania Municipal Income	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Marvin L. Mann	William O. McCoy	Cornelia M. Small	William S. Stavropoulos	Kenneth L. Wolfe
Pennsylvania Municipal Money Market	none	none	none	none	over $100,000
Spartan Pennsylvania Municipal Income	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	$10,001 - $50,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended December 31, 2004.

Compensation Table[1]
AGGREGATE COMPENSATION FROM A FUND	J. Michael Cook[2]	Ralph F. Cox[2]	Phyllis Burke Davis[3]	Dennis J. Dirks[4]	Robert M. Gates	George H. Heilmeier	Donald J. Kirk[2]
Pennsylvania Municipal Money Market	$ 116	$ 123	$ 1	$ 62	$ 121	$ 118	$ 123
Spartan Pennsylvania Municipal Income	$ 109	$ 116	$ 2	$ 56	$ 113	$ 111	$ 116
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 347,750	$ 369,250	$ 4,500	$ 183,000	$ 362,250	$ 353,250	$ 369,750
AGGREGATE COMPENSATION FROM A FUND	Marie L. Knowles	Ned C. Lautenbach	Marvin L. Mann	William O. McCoy	Cornelia M. Small[5]	William S. Stavropoulos	Kenneth L. Wolfe[6]
Pennsylvania Municipal Money Market	$ 125	$ 108	$ 161	$ 115	$ 112	$ 105	$ 33
Spartan Pennsylvania Municipal Income	$ 118	$ 101	$ 152	$ 108	$ 105	$ 99	$ 30
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 377,250	$ 323,750	$ 484,250	$ 385,750B	$ 335,750	$ 316,750	$ 97,250

1 Edward C. Johnson 3d, Abigail P. Johnson, Laura B. Cronin, Peter S. Lynch, and Robert L. Reynolds are interested persons and are compensated by FMR.

2 Mr. Cook, Mr. Cox, and Mr. Kirk served on the Board of Trustees through December 31, 2004.

3 Ms. Davis served on the Board of Trustees through December 31, 2003. Ms. Davis received compensation in January 2004 for her services at meetings attended in December 2003.

4 During the period from July 1, 2004 through December 31, 2004, Mr. Dirks served as a Member of the Advisory Board. Effective January 1, 2005, Mr. Dirks serves as a Member of the Board of Trustees.

5 During the period from January 1, 2004 through December 31, 2004, Ms. Small served as a Member of the Advisory Board. Effective January 1, 2005, Ms. Small serves as a Member of the Board of Trustees.

6 During the period from October 1, 2004 through December 31, 2004, Mr. Wolfe served as a Member of the Advisory Board. Effective January 1, 2005, Mr. Wolfe serves as a Member of the Board of Trustees.

A Information is for the calendar year ended December 31, 2004 for 303 funds of 58 trusts in the fund complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2004, the Trustees accrued required deferred compensation from the funds as follows: J. Michael Cook, $132,875; Ralph F. Cox, $132,875; Robert M. Gates, $132,875; George H. Heilmeier, $132,875; Donald J. Kirk, $132,875; Marie L. Knowles, $144,125; Ned C. Lautenbach, $132,875; Marvin L. Mann, $177,875; William O. McCoy, $132,875; and William S. Stavropoulos, $132,875. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: J. Michael Cook, $42,086.25; Ralph F. Cox, $42,086.25; Ned C. Lautenbach, $51,358.45; and William O. McCoy, $91,858.45.

B Compensation figures include cash and may include amounts deferred at Mr. McCoy's election under a deferred compensation plan adopted by the other open-end registered investment companies in the fund complex (Other Open-End Funds). Pursuant to the deferred compensation plan, Mr. McCoy, as a non-interested Trustee, may elect to defer receipt of all or a portion of his annual fees. Amounts deferred under the deferred compensation plan are credited to an account established for Mr. McCoy on the books of the Other Open-End Funds. Interest is accrued on amounts deferred under the deferred compensation plan. For the calendar year ended December 31, 2004, Mr. McCoy voluntarily elected to defer $40,500.

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Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the non-interested Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any non-interested Trustee or to pay any particular level of compensation to the non-interested Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

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As of December 31, 2004, the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.

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

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CONTROL OF INVESTMENT ADVISERS

FMR Corp., organized in 1972, is the ultimate parent company of FMR and Fidelity Investments Money Management, Inc. (FIMM). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the primary business activities of FMR Corp. and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

Fidelity International Limited (FIL), a Bermuda company formed in 1968, is the ultimate parent company of Fidelity International Investment Advisors (FIIA) and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. At present, the primary business activities of FIL and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

FMR, FIMM, FIIA, FIIA(U.K.)L (the Investment Advisers), Fidelity Distributors Corporation (FDC), and the funds have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the funds, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses (Spartan Pennsylvania Municipal Income). In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management-Related Expenses (Pennsylvania Municipal Money Market). Under the terms of the fund's management contract, FMR is responsible for payment of all operating expenses of the fund with certain exceptions. Specific expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders, legal expenses, fees of the custodian, auditor, and interested Trustees, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund's management contract further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears these costs. FMR also pays all fees associated with transfer agent, dividend disbursing, and shareholder services and pricing and bookkeeping services.

FMR pays all other expenses of Pennsylvania Municipal Money Market with the following exceptions: fees and expenses of the non-interested Trustees, interest, taxes, brokerage commissions (if any), money market insurance premiums (beginning January 1, 2004), if any, Pennsylvania Municipal Money Market, and such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees. For the services of FMR under the management contract, Pennsylvania Municipal Money Market pays FMR a monthly management fee at the annual rate of 0.50% of the fund's average net assets throughout the month.

The management fee paid to FMR by Pennsylvania Municipal Money Market is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

Management Fees. For the services of FMR under the management contract, Spartan Pennsylvania Municipal Income pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.3700%	$ 1 billion	.3700%
3	-	6.3400		50.2188
6	-	9.3100		100.1869
9	-	12.2800		150.1736
12	-	15.2500		200.1652
15	-	18.2200		250.1587
18	-	21.2000		300.1536
21	-	24.1900		350.1494
24	-	30.1800		400.1459
30	-	36.1750		450.1427
36	-	42.1700		500.1399
42	-	48.1650		550.1372
48	-	66.1600		600.1349
66	-	84.1550		650.1328
84	-	120.1500		700.1309
120	-	156.1450		750.1291
156	-	192.1400		800.1275
192	-	228.1350		850.1260
228	-	264.1300		900.1246
264	-	300.1275		950.1233
300	-	336.1250		1,000.1220
336	-	372.1225		1,050.1209
372	-	408.1200		1,100.1197
408	-	444.1175		1,150.1187
444	-	480.1150		1,200.1177
480	-	516.1125		1,250.1167
516	-	587.1100		1,300.1158
587	-	646.1080		1,350.1149
646	-	711.1060		1,400.1141
711	-	782	.1040
782	-	860	.1020
860	-	946	.1000
946	-	1,041	.0980
1,041	-	1,145	.0960
1,145	-	1,260	.0940
Over		1,260	.0920

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $917 billion of group net assets - the approximate level for December 2004 - was 0.1241%, which is the weighted average of the respective fee rates for each level of group net assets up to $917 billion.

The individual fund fee rate for Spartan Pennsylvania Municipal Income is 0.25%. Based on the average group net assets of the funds advised by FMR for December 2004, the fund's annual management fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
Spartan Pennsylvania Municipal Income	0.1241%	+	0.25%	=	0.3741%

One-twelfth of the management fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years, and the amount of credits reducing management fees for Pennsylvania Municipal Money Market.

Fund	Fiscal Years Ended December 31	Amount of Credits Reducing Management Fees	Management Fees Paid to FMR
Pennsylvania Municipal Money Market	2004	$ --	$ 1,541,124*
	2003	$ 27,043	$ 1,423,058*
	2002	$ 92,538	$ 1,281,489*
Spartan Pennsylvania Municipal Income	2004	$ --	$ 1,085,476
	2003	$ --	$ 1,128,078
	2002	$ --	$ 1,085,930

* After reduction of fees and expenses paid by the fund to the non-interested Trustees.

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a fund's returns and yield, and repayment of the reimbursement by a fund will lower its returns and yield.

Sub-Adviser - FIMM. On behalf of each fund, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has day-to-day responsibility for choosing investments for each fund.

Under the terms of the sub-advisory agreements, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with each fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

Fees paid to FIMM by FMR on behalf of each fund for the past three fiscal years are shown in the following table.

Fund	December 31	Fees Paid to FIMM
Pennsylvania Municipal Money Market	2004	$ 771,417
	2003	$ 712,150
	2002	$ 641,103
Spartan Pennsylvania Municipal Income	2004	$ 542,755
	2003	$ 563,960
	2002	$ 543,022

Sub-Advisers - FIIA and FIIA(U.K.)L. On behalf of each fund, FIMM has entered into a master international fixed-income research agreement with FIIA. On behalf of each fund, FIIA, in turn, has entered into a fixed-income sub-research agreement with FIIA(U.K.)L. Pursuant to the fixed-income research agreements, FIMM may receive investment advice and research services concerning issuers and countries outside the United States. In particular, FIIA and FIIA(U.K.)L will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

Under the terms of the master international fixed-income research agreement, FIMM pays FIIA an amount based on a fund's net assets relative to the assets of other registered investment companies with which FMR or FIMM has management contracts. Under the terms of the fixed-income sub-research agreement, FIIA pays FIIA(U.K.)L an amount equal to the administrative costs incurred in providing investment advice and research services for a fund.


BOARD APPROVAL OF THE EXISTING INVESTMENT ADVISORY CONTRACTS

Matters Considered by the Board. The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees is scheduled to meet 11 times a year. The Board of Trustees, including the non-interested Trustees, believes that matters bearing on each fund's advisory contracts are considered at most, if not all, of its meetings. While the full Board of Trustees or the non-interested Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees. The non-interested Trustees meet frequently in executive session and are advised by independent legal counsel selected by the non-interested Trustees.

Information Received by the Board of Trustees. In connection with their meetings, the Board of Trustees, including the non-interested Trustees, received materials specifically relating to the existing management contracts and sub-advisory agreements (the Investment Advisory Contracts). These materials included (i) information on the investment performance of each fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of each fund, and (iii) the economic outlook and the general investment outlook in the markets in which each fund invests. The Board of Trustees, including the non-interested Trustees, also considers periodically other material facts such as (1) the Investment Advisers' results and financial condition, (2) arrangements in respect of the distribution of each fund's shares, (3) the procedures employed to determine the value of each fund's assets, (4) the allocation of each fund's brokerage, if any, including allocations to brokers affiliated with the Investment Advisers, the use of "soft" commission dollars to pay for research and brokerage services, and the use of brokerage commissions to pay fund expenses, (5) the Investment Advisers' management of the relationships with each fund's custodians and subcustodians, (6) the resources devoted to and the record of compliance with each fund's investment policies and restrictions and with policies on personal securities transactions, and (7) the nature, cost and character of non-investment management services provided by the Investment Advisers and their affiliates.

Additional information was furnished by the Investment Advisers including, among other items, information on and analysis of (a) the overall organization of the Investment Advisers, (b) investment performance, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of the Investment Advisers, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including each fund's shareholders.

In considering the Investment Advisory Contracts, the Board of Trustees, including the non-interested Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees, including the non-interested Trustees, in connection with its approval of the Investment Advisory Contracts include the following:

Benefits to Shareholders. The Board of Trustees, including the non-interested Trustees, considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.

Investment Compliance and Performance. The Board of Trustees, including the non-interested Trustees, considered whether each fund has operated within its investment objective and its record of compliance with its investment restrictions. It also reviewed each fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

The Investment Advisers' Personnel and Methods. The Board of Trustees, including the non-interested Trustees, reviews at least annually the background of each fund's portfolio manager and each fund's investment objective and discipline. The non-interested Trustees have also had discussions with senior management of the Investment Advisers responsible for investment operations and the senior management of Fidelity's money market and bond groups. Among other things they considered the size, education and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

Nature and Quality of Other Services. The Board of Trustees, including the non-interested Trustees, considered the nature, quality, cost and extent of administrative and shareholder services performed by the Investment Advisers and affiliated companies, under the existing Investment Advisory Contracts and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees, including the non-interested Trustees, has also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians.

Expenses. The Board of Trustees, including the non-interested Trustees, considered each fund's expense ratio, and expense ratios of a peer group of funds. It also considered the amount and nature of fees paid by shareholders.

Profitability. The Board of Trustees, including the non-interested Trustees, considered the level of the Investment Advisers' profits in respect of the management of the Fidelity funds, including each fund. This consideration included an extensive review of the Investment Advisers' methodology in allocating their costs to the management of a fund. The Board of Trustees, including the non-interested Trustees, has concluded that the cost allocation methodology employed by the Investment Advisers has a reasonable basis and is appropriate in light of all of the circumstances. It considered the profits realized by the Investment Advisers in connection with the operation of a fund and whether the amount of profit is a fair entrepreneurial profit for the management of a fund. It also considered the profits realized from non-fund businesses which may benefit from or be related to a fund's business. The Board of Trustees, including the non-interested Trustees, also considered the Investment Advisers' profit margins in comparison with available industry data.

Economies of Scale. The Board of Trustees, including the non-interested Trustees, considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees, including the non-interested Trustees, has concluded that any potential economies of scale are being shared between fund shareholders and the Investment Advisers in an appropriate manner.

Other Benefits to the Investment Advisers. The Board of Trustees, including the non-interested Trustees, also considered the character and amount of fees paid by each fund and each fund's shareholders for services provided by the Investment Advisers and their affiliates, including fees for services like transfer agency, fund accounting, and direct shareholder services. It also considered the allocation of fund brokerage to brokers affiliated with the Investment Advisers, the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds, and benefits to the Investment Advisers from the use of "soft" commission dollars to pay for research and brokerage services. The Board of Trustees, including the non-interested Trustees, also considered the revenues and profitability of the Investment Advisers' businesses other than their mutual fund business, including the Investment Advisers' retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees, including the non-interested Trustees, considered the intangible benefits that accrue to the Investment Advisers and their affiliates by virtue of their relationship with each fund.

Conclusion. Based on its evaluation of all material factors and assisted by the advice of independent counsel, the Board of Trustees, including the non-interested Trustees, concluded that the existing advisory fee structures are fair and reasonable, and that the existing Investment Advisory Contracts should be approved.

PROXY VOTING GUIDELINES

The following Proxy Voting Guidelines were established by the Board of Trustees of the funds, after consultation with Fidelity. (The guidelines are reviewed periodically by Fidelity and by the non-interested Trustees of the Fidelity funds, and, accordingly, are subject to change.)

I. General Principles

 A. Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals. In general, FMR will oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

B. Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.

C. Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Operations Committee or its designee.

II. Portfolio shares should generally be voted against anti-takeover proposals, including:

A. Fair Price Amendments, except those that consider only a two year price history and are not accompanied by other anti-takeover measures.

B. Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer's Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

C. Authorization of "Blank Check" Preferred Stock.

D. Golden Parachutes:

1. Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

2. Compensation contracts for outside directors.

3. Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.

4. Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.

E. Supermajority Provisions.

F. Poison Pills:

1. Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.

2. FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.

3. FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company's Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

4. Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

5. If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company's Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

G. Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).

H. Transfer of authority from shareholders to directors.

I. Reincorporation in another state (when accompanied by anti-takeover provisions).

III. Stock Option Plans

A. Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:

1. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

2. The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

3. The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan, (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.

4. The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan's terms.

5. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:

a. They are granted by a compensation committee composed entirely of independent directors.

b. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

6. The plan's terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms, or board resolution, are met:

a. The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

b. The repricing is rarely used and then only to maintain option value due to extreme circumstances beyond management's control; and

c. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

7. Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company's executive officers, that no shares are currently available for such options under the company's existing plans, and that such options need to be granted before the company's next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders' meeting.

8. For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

B. FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

C. Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:

1. Whether the repricing proposal excludes senior management and directors;

2. Whether the options proposed to be repriced exceeded FMR's dilution thresholds when initially granted;

3. Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;

4. The company's relative performance compared to other companies within the relevant industry or industries;

5. Economic and other conditions affecting the relevant industry or industries in which the company competes and;

6. Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

IV. Restricted Stock Awards ("RSA") should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:

A. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

B. The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.

C. The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan's terms.

D. The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.

E. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:

1. They are granted by a compensation committee composed entirely of independent directors.

2. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

F. For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

 G. Proposals to grant restricted stock in exchange for options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to grant restricted stock awards in exchange for options based upon whether the proposed exchange is consistent with the interests of shareholders, taking into account such factors as:

 1. Whether the restricted stock award exchange proposal excludes senior management and directors;

 2. Whether the options proposed to be exchanged exceeded FMR's dilution thresholds when initially granted;

 3. Whether the restricted stock award exchange proposal is value neutral to shareholders based upon an acceptable stock award pricing model;

 4. The company's relative performance compared to other companies within the relevant industry or industries;

 5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

 6. Any other facts or circumstances relevant to determining whether a restricted stock award exchange proposal is consistent with the interests of shareholders.

V. Other Stock-Related Plans should be evaluated on a case-by-case basis:

A. Omnibus Stock Plans - vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus. In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and IV will be measured against the total number of shares under all components of such plan.

B. Employee Stock Purchase Plans - vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

C. Stock Awards (other than stock options and RSAs) - generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

VI. Unusual Increases in Common Stock:

A. An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.

B. Measured as follows: requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority). (If the result is greater than 3, Portfolio shares should be voted against.)

VII. Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.

VIII. With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.

IX. Greenmail - Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.

X. Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.

A. Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

XI. Portfolio shares should be voted in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Portfolio shares should be voted in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

XIII. Employee Stock Ownership Plans ("ESOPs") should be evaluated on a case-by-case basis. Portfolio shares should usually be voted for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

XIV. Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.

XV. Avoidance of Potential Conflicts of Interest

Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies' relationship, business or otherwise, with that portfolio company.

FMR applies the following policies and follows the procedures set forth below:

A. FMR has placed responsibility for the Funds' proxy voting in the FMR Legal Department.

B. The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds' Board of Trustees.

C. The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp is authorized to take a final decision.

D. When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund's registration statement, FMR will use pass through voting or echo voting procedures.

XVI. Executive Compensation

FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

XVII. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the appointment of an independent chairperson. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, appointment of an independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

XVIII. Auditors

 A. Portfolio shares should generally be voted against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the selection of the company's auditor.

 B. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. Portfolio shares should also generally be voted against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

XIX. Incorporation or Reincorporation in Another State or Country

Portfolio shares should generally be voted against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and voted in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with Fidelity Distributors Corporation (FDC), an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved Distribution and Service Plans on behalf of each fund pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. In addition, each Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Pennsylvania Municipal Money Market and Spartan Pennsylvania Municipal Income shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

FDC may compensate intermediaries that satisfy certain criteria established from time to time by FDC relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares, or other factors.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each fund has entered into a transfer agent agreement with Citibank, N.A. (Citibank), which is located at 111 Wall Street, New York, New York. Under the terms of the agreements, Citibank provides transfer agency, dividend disbursing, and shareholder services for each fund. Citibank in turn has entered into sub-transfer agent agreements with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services for each fund and receives all related transfer agency fees paid to Citibank.

For providing transfer agency services, FSC receives a position fee and an asset-based fee each paid monthly with respect to each position in a fund. For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. The position fees are subject to increase based on postage rate changes.

FSC also collects fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research.

In addition, Citibank receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in each Fidelity Freedom Fund and Fidelity Four-in-One Index Fund, funds of funds managed by an FMR affiliate, according to the percentage of the QTP's, Freedom Fund's, or Fidelity Four-in-One Index Fund's assets that is invested in a fund, subject to certain limitations in the case of Fidelity Four-in-One Index Fund.

FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Each fund has also entered into a service agent agreement with Citibank. Under the terms of the agreements, Citibank provides pricing and bookkeeping services for each fund. Citibank in turn has entered into sub-service agent agreements with FSC. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for each fund and maintaining each fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to Citibank.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for tax-free domestic fixed-income funds are 0.0250% of the first $500 million of average net assets, 0.0150% of average net assets between $500 million and $3.5 billion, 0.0040% of average net assets between $3.5 billion and $25 billion, and 0.0018% of average net assets in excess of $25 billion. The fee is limited to a minimum of $30,000 per year.

Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by Spartan Pennsylvania Municipal Income to FSC for the past three fiscal years are shown in the following table.

Fund	2004	2003	2002
Spartan Pennsylvania Municipal Income	$ 74,157	$ 95,793	$ 89,857

For Pennsylvania Municipal Money Market, FMR bears the cost of transfer agency, dividend disbursing, and shareholder services and pricing and bookkeeping services under the terms of its management contract with each fund.

DESCRIPTION OF THE TRUSTS

Trust Organization. Spartan® Pennsylvania Municipal Income Fund is a fund of Fidelity Municipal Trust II, an open-end management investment company created under an initial declaration of trust dated June 22, 1984. Currently, there are six funds offered in Fidelity Municipal Trust II: Spartan Michigan Municipal Income Fund, Spartan Minnesota Municipal Income Fund, Spartan Municipal Income Fund, Spartan Ohio Municipal Income Fund, Spartan Pennsylvania Municipal Income Fund, and Spartan Short-Intermediate Municipal Income Fund. Fidelity Pennsylvania Municipal Money Market Fund is a fund of Fidelity Municipal Trust II, an open-end management investment company created under an initial trust instrument dated June 20, 1991. On September 20, 2001, Fidelity Pennsylvania Municipal Money Market Fund changed its name from Spartan Pennsylvania Municipal Money Market Fund to Fidelity Pennsylvania Municipal Money Market Fund. Currently, there are three funds in Fidelity Municipal Trust II: Fidelity Michigan Municipal Money Market Fund, Fidelity Ohio Municipal Money Market Fund, and Fidelity Pennsylvania Municipal Money Market Fund. The Trustees are permitted to create additional funds in the trusts and to create additional classes of the funds.

The assets of each trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in a trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trusts shall be allocated between or among any one or more of its funds.

Shareholder Liability - Massachusetts Trust. The Massachusetts trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the Massachusetts trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Massachusetts trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the Massachusetts trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

Shareholder Liability - Delaware Trust. The Delaware trust is a statutory trust organized under Delaware law. Delaware law provides that, except to the extent otherwise provided in the Trust Instrument, shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of Delaware. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Delaware trust. The Trust Instrument provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Trust Instrument further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and a fund is unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Voting Rights - Massachusetts Trust. The fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Voting Rights - Delaware Trust. The fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodian. Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, independent registered public accounting firm, examines financial statements for each fund and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year ended December 31,2004,December 31 are included in the funds' semi-annual report and are incorporated herein by reference. will be available once the fund has completed its first annual period.

FUND HOLDINGS INFORMATION

Each fund views material non-public holdings information as sensitive and limits the dissemination of such information to circumstances in which the recipient has a duty of confidentiality or in accordance with Board of Trustees-approved guidelines, as described below.

1. Each fund will provide a full list of its holdings as of the end of the fund's fiscal quarter on www.fidelity.com (Research) 60 days after its fiscal quarter-end. The money market fund's monthly holdings are also available monthly, 15 days or more after month-end by calling Fidelity at 1-800-544-8544.

2. Each fund will provide material non-public holdings information to third-parties that, i) calculate information derived from holdings either for use by FMR or by firms that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), and ii) enter into agreements that specify that, (a) holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, (c) the firms certify their information security policies and procedures, and (d) the firms limit the nature and type of information that may be disclosed to third-parties.

3. Except as discussed below, each fund may provide to ratings and rankings organizations the same information at the same time it is filed with the SEC or one day after the information is provided on Fidelity's web site.

The information referenced in (1) above, will be available on the web site until updated for the next applicable period.

The entities that may receive the information described in (2) above are: Factset (full holdings daily, on the next day); iMoneynet (aggregate holdings weekly, one day after the end of the week); Kynex (full holdings weekly, one day after the end of the week); Vestek (full holdings, as of the end of the calendar quarter, 15 days after the calendar quarter-end); Standard & Poor's (full holdings weekly, six days after the end of the week); Moody's Investor Services (full holdings weekly, six days after the end of the week); and Wall Street Concepts (REMIC securities quarterly, 15 days after calendar quarter-end).

In addition, material non-public holdings information may be provided as part of the normal investment activities of each fund to the following entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed: auditors; the custodians; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the funds or the non-interested trustees; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation.

A fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the fund.

As authorized by the Board of Trustees, FMR's Disclosure Policy Committee, has established and administers guidelines found by the Board to be in the best interests of shareholders concerning the dissemination of fund holdings information, and resolution of conflicts of interest in connection with such disclosure, if any. The Disclosure Policy Committee reviews and decides on each information request and, if granted, how and by whom that information will be disseminated. The Disclosure Policy Committee is comprised of the funds' Treasurer and Deputy Treasurers and the executive officers of FMR. It reports to the Board of Trustees periodically. Any modifications to the guidelines require prior Board approval.

FMR, any affiliates, and the fund will not enter into any arrangements with third-parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, FMR desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the funds' SAI.

There is no assurance that the funds' policies on holdings information will protect the funds from the potential misuse of holdings by individuals or firms in possession of that information.

APPENDIX

On July 19, 2004, a class action complaint entitled Gilliam, et al. v. Fidelity Management & Research Co., FMR Co., Inc., FMR Corp., Fidelity Distributors Corp., et al. was filed in the U.S. District Court for the District of Massachusetts alleging, among other things, that the defendants failed to disclose revenue sharing and fund portfolio brokerage practices adequately in the prospectuses of certain Fidelity funds. The complaint, which names over 200 Fidelity funds as nominal defendants, seeks unspecified damages. Four additional lawsuits making similar allegations have been filed, and other similar cases may be filed in the future. Any recovery of damages would revert to the funds. Fidelity believes these allegations are without merit and intends to defend them vigorously.

Fidelity, Spartan, Fidelity Investments & (Pyramid) Design, and Magellan are registered trademarks of FMR.

The third party marks appearing above are the marks of their respective owners.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Spartan®

Short-Intermediate Municipal Income

Fund

(fund number 404, trading symbol FSTFX)

Prospectus

February 27, 2005

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

Spartan Short-Intermediate Municipal Income Fund seeks as high a level of current income, exempt from federal income tax, as is consistent with preservation of capital.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing at least 80% of assets in investment-grade municipal securities whose interest is exempt from federal income tax.
  Managing the fund to have similar overall interest rate risk to an index, which as of December 31, 2004, was the Lehman Brothers® 1-6 Year Municipal Bond Index.
  Normally maintaining a dollar-weighted average maturity between two and five years.
  Allocating assets across different market sectors and maturities.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer to select investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Performance

The following information is intended to help you understand the risks of investing in Spartan Short-Intermediate Municipal Income Fund. The information illustrates the changes in Spartan Short-Intermediate Municipal Income Fund's performance from year to year and compares Spartan Short-Intermediate Municipal Income's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Spartan Short-Intermediate Municipal Income also compares its performance to the performance of an additional index over various periods of time. Returns (before and after taxes) are based on past results and are not an indication of future performance.

Prospectus

Fund Summary - continued

Year-by-Year Returns

Spartan Short-Intermediate Municipal Income
Calendar Years	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
	8.47%	3.88%	5.45%	4.69%	1.61%	6.20%	5.70%	6.47%	3.01%	1.82%



During the periods shown in the chart for Spartan Short-Intermediate Municipal Income:	Returns	Quarter ended
Highest Quarter Return	 2.97%	March 31, 1995
Lowest Quarter Return	 -1.36%	June 30, 2004

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

Prospectus

For the periods ended December 31, 2004	Past 1 year	Past 5 years	Past 10 years
Spartan Short-Intermediate Municipal Income
Return Before Taxes	 1.82%	 4.62%	 4.71%
Return After Taxes on Distributions	 1.79%	 4.56%	 4.68%
Return After Taxes on Distributions and Sale of Fund Shares	 2.13%	 4.44%	 4.59%
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	 4.48%	 7.20%	 7.06%
Lehman Brothers 1-6 Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	 2.04%	 4.96%	 5.19%
LipperSM Short-Intermediate Municipal Debt Funds Average (reflects no deduction for sales charges or taxes)	 1.63%	 4.62%	 4.61%

If FMR were to reimburse certain expenses, returns would be higher during these periods.

Lehman Brothers Municipal Bond Index is a market value-weighted index of investment-grade fixed-rate tax-exempt municipal bonds with maturities of one year or more.

Lehman Brothers 1-6 Year Municipal Bond Index is a market value-weighted index of investment-grade fixed-rate municipal bonds with maturities between one and six years.

The Lipper Funds Average reflects the performance of mutual funds with similar objectives.

Fee Table

The following table describes the fees and expenses that are incurred when you buy, hold, or sell Spartan Short-Intermediate Municipal Income shares. The annual operating expenses provided below for Spartan Short-Intermediate Municipal Income do not reflect the effect of any expense reimbursements or reduction of certain expenses during the period.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 30 days (as a % of amount redeemed)A	0.50%

A A redemption fee may be charged when you sell your shares or if your shares are redeemed because your fund balance falls below the balance minimum for any reason, including solely due to declines in net asset value per share.

Prospectus

Fund Summary - continued

Annual operating expenses (paid from Spartan Short-Intermediate Municipal Income assets)

Management fee	0.38%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.11%
Total annual class operating expensesA	0.49%

A Effective July 27, 2003, FMR has voluntarily agreed to reimburse Spartan Short-Intermediate Municipal Income to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 0.53%. This arrangement may be discontinued by FMR at any time.


This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that Spartan Short-Intermediate Municipal Income's annual return is 5% and that your shareholder fees and Spartan Short-Intermediate Municipal Income's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$ 50
3 years	$ 157
5 years	$ 274
10 years	$ 616

Through arrangements with the fund's custodian, transfer agent, and pricing and bookkeeping agent, credits realized as a result of uninvested cash balances are used to reduce custodian, transfer agent, and pricing and bookkeeping expenses. Including these reductions, the total fund operating expenses, after reimbursement, would have been 0.47%.

Prospectus

Fund Basics

Investment Details

Investment Objective

Spartan Short-Intermediate Municipal Income Fund seeks as high a level of current income, exempt from federal income tax, as is consistent with preservation of capital.

Principal Investment Strategies

FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal income tax. The municipal securities in which the fund invests are normally investment-grade (those of medium and high quality). Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR uses an index that represents the market for the types of securities in which the fund invests as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of December 31, 2004, FMR was using the Lehman Brothers 1-6 Year Municipal Bond Index in managing the fund's investments. In addition, the fund normally maintains a dollar-weighted average maturity between two and five years. As of December 31, 2004, the fund's dollar-weighted average maturity was approximately 3.3 years and the index's dollar-weighted average maturity was approximately 4.3 years.

FMR allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector or maturity.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR analyzes a security's structural features and current price compared to its estimated long-term value, any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

In addition to the principal investment strategies discussed above, FMR may invest the fund's assets in lower-quality debt securities, and may use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, interest rates or other factors that affect security values. FMR may invest the fund's assets in municipal debt securities by investing in other funds. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Prospectus

Fund Basics - continued

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds, and other securities that FMR believes have debt-like characteristics, including hybrids and synthetic securities.

Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

Principal Investment Risks

Many factors affect the fund's performance. The fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR may invest a significant percentage of the fund's assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

The following factors can significantly affect the fund's performance:

Municipal Market Volatility. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Prospectus

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to these changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service (IRS) determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.

Generally, the fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. Neither FMR nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal tax treatment of the structure.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance, and the fund could distribute income subject to federal income tax.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

Prospectus

Fund Basics - continued

Spartan Short-Intermediate Municipal Income Fund seeks as high a level of current income, exempt from federal income tax, as is consistent with preservation of capital. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal income tax.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Spartan Short-Intermediate Municipal Income's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates Spartan Short-Intermediate Municipal Income's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). The fund's assets are valued as of this time for the purpose of computing Spartan Short-Intermediate Municipal Income's NAV.

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair value pricing may be used for high yield debt and floating rate loans when available pricing information is stale or is determined for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

You may buy or sell shares of a fund through a Fidelity brokerage account or a Fidelity mutual fund account. If you buy or sell shares of a fund (other than by exchange) through a Fidelity brokerage account, your transactions generally involve your Fidelity brokerage core (a settlement vehicle included as part of your Fidelity brokerage account).

If you do not currently have a Fidelity brokerage account or a Fidelity mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity brokerage account or a Fidelity mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares of Spartan Short-Intermediate Municipal Income through an investment professional. If you buy or sell shares of Spartan Short-Intermediate Municipal Income through an investment professional, the procedures for buying, selling, and exchanging shares of Spartan Short-Intermediate Municipal Income and the account features and policies may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may also apply. For example, you may be charged a transaction fee if you buy or sell shares of Spartan Short-Intermediate Municipal Income through a non-Fidelity broker or other investment professional.

Buying and Selling Information
Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003 Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time)

You should include the following information with any order to buy, sell, or exchange shares:

  Your name;
  Your account number;
  Name of fund whose shares you want to buy or sell; and
  Dollar amount or number of shares you want to buy or sell.

Prospectus

Shareholder Information - continued

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

Minimums
Initial Purchase	$10,000
Subsequent Purchase	$1,000
Through regular investment plans	$500
Balance	$5,000

There is no minimum balance or initial or subsequent purchase minimum for investments through Portfolio Advisory ServicesSM  or a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager. In addition, the fund may waive or lower purchase minimums in other circumstances.

Frequent purchases and sales of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the fund's NAV. Accordingly, the Board of Trustees has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares. However, there is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent frequent trading. The fund may alter its policies at any time without prior notice to shareholders.

There is no minimum holding period and shareholders can sell their shares at any time. Shareholders will ordinarily comply with the fund's policies regarding excessive trading by allowing 90 days to pass after each investment before they sell or exchange from the fund. The fund may take action if shares are held longer than 90 days if the trading is disruptive for other reasons such as unusually large trade size. The fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, FMR reserves the right to impose restrictions on purchases or exchanges at any time or conditions that are more restrictive on disruptive, excessive, or short-term trading than those that are otherwise stated in this prospectus. In addition to these policies, the fund imposes a redemption fee (short-term trading fee) on redemptions from the fund which is discussed in "Selling Shares."

Excessive trading activity is measured by the number of roundtrip transactions in a shareholder's account. A roundtrip transaction occurs when a shareholder buys and then sells shares of a fund within 30 days. Shareholders are limited to two roundtrip transactions per fund within any rolling 90-day period, subject to an overall limit of four roundtrip transactions across all Fidelity funds over a rolling 12-month period. Roundtrip transactions are counted at the shareholder account level for this purpose and each class of a multiple class fund is treated separately. Transactions of $1,000 or less, systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor will not count toward the roundtrip limits. For employer-sponsored retirement plans, only participant directed exchanges will count toward the roundtrip limits.

Prospectus

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block for an 85-day period. For repeat offenders, FMR may, but does not have the obligation to, impose long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's common control at any time, other than a participant's account held through an employer-sponsored retirement plan. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted a minimum of one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified wrap programs will be monitored by matching the adviser's orders for purchase, exchange, or sale transactions in fund shares to determine if the adviser's orders comply with the fund's frequent trading policies. Additions to and withdrawals from a qualified wrap program by the adviser's client will not be matched with transactions initiated by the adviser. Therefore, if the adviser buys shares of a fund and an individual client subsequently sells shares of the same fund within 30 days, the client's transaction is not matched with the adviser's and therefore does not count as a roundtrip. However, client initiated transactions are subject to the fund's policies on frequent trading and individual clients will be subject to restrictions due to their frequent trading in a wrap account. Excessive trading by an adviser will lead to fund blocks and the wrap program will cease to be a qualified wrap program. If the wrap program is blocked from making additional purchases or exchange purchases of a fund because of excessive trading by the adviser the wrap program will no longer be considered qualified and any transaction whether initiated by the adviser or the client will be matched when counting roundtrips. Commencing no later than March 31, 2005, wrap account client purchases and sale transactions will be monitored under the fund's monitoring policy as though the wrap clients were fund shareholders. A qualified wrap program is: i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Prospectus

Shareholder Information - continued

The fund's excessive trade monitoring policy described above does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund-of-fund(s) or other strategy funds, or omnibus accounts. Trustees or advisers of donor-advised charitable gift funds must certify to the fund's satisfaction that they either work from an asset allocation model or direct transactions in their accounts in concert with changes in a model portfolio and that participants are limited in their ability to influence investments by the trust. A qualified fund-of-fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's policies on frequent trading to shareholders at the fund-of-fund(s) level, or demonstrates that the fund-of-fund(s) has policies designed to control frequent trading and that they are reasonably likely to be effective as determined by the Fidelity fund's Treasurer. The adviser to the fund-of-fund(s) must also demonstrate to the Fidelity fund's Treasurer that its investment strategy will not lead to excessive trading. Strategy funds must commence monitoring for excessive trading no later than March 31, 2005. Omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to the fund. Short-term trading by these investors is likely to go undetected by the fund and may increase costs and disrupt portfolio management. The fund will monitor aggregate trading in qualified fund-of-funds and known omnibus accounts to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. There is no assurance that these policies will be effective, or will successfully detect or deter market timing.

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. There is no assurance that the fund's Treasurer will exercise this authority or, if the Treasurer does so, that the fund will be protected from the risks associated with frequent trading. The actions of the Treasurer are periodically reviewed with the Board of Trustees.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except as provided under the fund's policies with respect to known omnibus accounts, qualified fund-of-fund(s), qualified wrap accounts, donor-advised charitable gift funds, and 30 day roundtrips.

Buying Shares

The price to buy one share of Spartan Short-Intermediate Municipal Income is its NAV. Spartan Short-Intermediate Municipal Income shares are sold without a sales charge.

Prospectus

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges.

For example, the fund may reject any purchase orders, including exchanges, from market timers or investors that, in FMR's opinion, may be disruptive to the fund.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when Spartan Short-Intermediate Municipal Income is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Spartan Short-Intermediate Municipal Income is its NAV, minus the short-term trading fee, if applicable.

The fund will deduct a 0.50% short-term trading fee from the redemption amount (or, if available, from your account if you have written a check) if you sell your shares or your shares are redeemed for failure to maintain the balance minimum after holding them less than 30 days. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.

Trading fees are paid to the fund rather than Fidelity, and are designed to offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The trading fee does not apply to i) reinvested dividends, ii) rollovers, transfers, and changes of account registration within the fund as long as the monies never leave the fund, iii) transfers between classes of a multiple class fund so long as the monies never leave the fund, or iv) redemptions in kind. Fidelity may assess trading fees in any of the preceding transactions if the transaction is intended to circumvent the fund's redemption fee policy. Trading fees apply to shares redeemed due to failure to maintain the balance minimum, even if the balance falls below the minimum due to market action.

Prospectus

Shareholder Information - continued

The trading fee applies to all accounts, including wrap program accounts, except i) investment advisers that manage accounts that invest in the fund, including Strategic Advisers, an affiliate of FMR, may pay trading fees on behalf of their investors, ii) strategy funds, which are unitized group accounts consisting of qualified plan assets, will be treated as a single entity under the trading fee policy, and iii) intermediaries that hold shares on behalf of investors are required by the fund to track trading fees on shares purchased on or after January 3, 2005, based upon the age of the shares of each individual investor, and to remit the trading fees to the fund. The fund will refuse purchase orders from any identified intermediary who does not agree to track and remit trading fees based on the transactions of underlying investors. The Treasurer may extend the effective date for intermediaries that agree to track and remit redemption fees under an implementation plan that the intermediary commits to completing by a date approved by the fund.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity mutual fund account and submit your request to Fidelity by mail, your request must be made in writing and include a signature guarantee if any of the following situations apply:

  You wish to sell more than $100,000 worth of shares;
  The address on your account (record address) has changed within the last 15 or 30 days, depending on your account, and you wish to sell $10,000 or more of shares;
  You are requesting that a check be mailed to a different address than the record address;
  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  The redemption proceeds are being transferred to a Fidelity mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above $5,000 to keep your fund position open, except fund positions not subject to balance minimums.

Prospectus

  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  If you hold your shares in a Fidelity mutual fund account and you sell shares by writing a check, if available, the NAV and any applicable short-term trading fee will be determined on the date the check is received. If the amount of the check, plus any applicable fees, is greater than the value of your fund position, your check will be returned to you and you may be subject to additional charges.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

To sell shares issued with certificates, call Fidelity for instructions. The fund no longer issues share certificates.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before exchanging into a fund, read its prospectus.
  The fund you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Prospectus

Shareholder Information - continued

The fund may terminate or modify the exchange privilege in the future.

Other funds may have different exchange restrictions, and may impose trading fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of the fund or to move money to and from your account, depending on whether you are investing through a Fidelity brokerage account or a Fidelity mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.
  You can use electronic funds transfer to:

- Make periodic (automatic) purchases of Fidelity fund shares or payments to your Fidelity brokerage account.

- Make periodic (automatic) redemptions of Fidelity fund shares or withdrawals from your Fidelity brokerage account.

Wire: electronic money movement through the Federal Reserve wire system To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

Automatic Transactions: periodic (automatic) transactions

  To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity brokerage account or Fidelity mutual fund account.
  To make contributions from a Fidelity mutual fund account to a Fidelity mutual fund IRA.
  To sell shares of a Fidelity money market fund and simultaneously to buy shares of another Fidelity fund in a Fidelity mutual fund account.

Checkwriting To sell Fidelity fund shares from your Fidelity mutual fund account (only if checkwriting was set up on your account prior to July 31, 2004).

Prospectus

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your fund balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000. It is expected that fund balances will be valued on the second Friday in November of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use regular investment plans.

Prospectus

Shareholder Information - continued

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $5,000, for any reason, including solely due to declines in NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in February and December.

Earning Dividends

Shares begin to earn dividends on the first business day following the day of purchase.

Shares earn dividends until, but not including, the next business day following the day of redemption.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for Spartan Short-Intermediate Municipal Income:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional Spartan Short-Intermediate Municipal Income shares. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional Spartan Short-Intermediate Municipal Income shares. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional Spartan Short-Intermediate Municipal Income shares, or paid in cash.

If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Prospectus

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you.

Taxes on distributions. The fund seeks to earn income and pay dividends exempt from federal income tax.

Income exempt from federal income tax may be subject to state or local tax. A portion of the dividends you receive may be subject to federal and state income taxes and also may be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to the fund's sale of municipal bonds.

For federal tax purposes, certain of the fund's distributions, including distributions of short-term capital gains and gains on the sale of bonds characterized as market discount, are taxable to you as ordinary income, while the fund's distributions of long-term capital gains are taxable to you generally as capital gains.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as taxable income or a return of capital to shareholders for tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a potentially taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of March 30, 2004, FMR had approximately $8.8 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

Affiliates assist FMR with foreign investments:

  Fidelity International Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of September 28, 2004, FIIA had approximately $17.9 billion in discretionary assets under management. For the fund, FIIA may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.
  Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), at 25 Cannon Street, London, EC4M 5TA, England, serves as a sub-adviser for the fund. As of September 28, 2004, FIIA(U.K.)L had approximately $10.7 billion in discretionary assets under management. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

Fidelity Investments Money Management, Inc. (FIMM), at One Spartan Way, Merrimack, New Hampshire 03054, serves as a sub-adviser for the fund. FIMM has day-to-day responsibility for choosing investments for the fund.

FIMM is an affiliate of FMR. As of March 30, 2004, FIMM had approximately $268.3 billion in discretionary assets under management.

Mark Sommer is manager of Spartan Short-Intermediate Municipal Income Fund, which he has managed since January 2003. He also manages other Fidelity funds. Since joining Fidelity Investments in 1992, Mr. Sommer has worked as an analyst and manager.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Prospectus

Fund Services - continued

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For December 2004, the group fee rate was 0.12%. The individual fund fee rate is 0.25%.

The total management fee for the fiscal year ended December 31, 2004, was 0.38% of the fund's average net assets.

FMR pays FIMM for providing sub-advisory services. FIMM pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L.

FMR may, from time to time, agree to reimburse Spartan Short-Intermediate Municipal Income for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by Spartan Short-Intermediate Municipal Income if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease Spartan Short-Intermediate Municipal Income 's expenses and boost its performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes Spartan Short-Intermediate Municipal Income's shares.

Spartan Short-Intermediate Municipal Income has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Spartan Short-Intermediate Municipal Income shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Spartan Short-Intermediate Municipal Income.

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of Spartan Short-Intermediate Municipal Income's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

Prospectus

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand Spartan Short-Intermediate Municipal Income's financial history for the past 5 years. Certain information reflects financial results for a single share of Spartan Short-Intermediate Municipal Income. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Spartan Short-Intermediate Municipal Income (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Years ended December 31,	2004	2003	2002	2001	2000F	2000H
Selected Per-Share Data
Net asset value, beginning of period 	$ 10.48	$ $ 10.52	$ $ 10.27	$ $ 10.12	$ $ 10.03	$ $ 10.00
Income from Investment Operations
Net investment incomeD 	 .268	 .283	 .336	 .396G	 .139	 .399
Net realized and unrealized gain (loss) 	 (.080)	 .030	 .317	 .173G	 .092	 .034
Total from investment operations 	 .188	 .313	 .653	 .569	 .231	 .433
Distributions from net investment income 	 (.269)	 (.283)	 (.339)	 (.396)	 (.140)	 (.400)
Distributions from net realized gain 	 (.019)	 (.070)	 (.064)	 (.023)	 (.001)	 -
Distributions in excess of net realized  gain 	 -	 -	 -	 -	 -	 (.003)
Total distributions 	 (.288)	 (.353)	 (.403)	 (.419)	 (.141)	 (.403)
Redemption fees added to paid in capital 	 -D,I	 -D,I	 -D,I	 -D,I	 -	 -
Net asset value, end of period 	$ 10.38	$ 10.48	$ 10.52	$ 10.27	$ 10.12	$ 10.03
Total ReturnB,C 	 1.82%	 3.01%	 6.47%	 5.70%	 2.32%	 4.45%
Ratios to Average Net AssetsE
Expenses before expense reductions 	 .49%	 .49%	 .49%	 .49%	 .49%A	 .55%
Expenses net of voluntary waivers, if any 	 .48%	 .49%	 .49%	 .49%	 .49%A	 .54%
Expenses net of all reductions 	 .47%	 .47%	 .45%	 .41%	 .45%A	 .54%
Net investment income 	 2.57%	 2.69%	 3.23%	 3.85%G	 4.17%A	 4.02%
Supplemental Data
Net assets, end of period (in millions) 	$ 1,841	$ 1,843	$ 1,683	$ 1,183	$ 965	$ 904
Portfolio turnover rate 	 45%	 34%	 38%	 43%	 106%A	 53%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F For the four months ended December 31.

G Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

H For the year ended August 31.

I Amount represents less than $.001 per share.

Prospectus

Notes

Notes

Notes

Notes

Notes

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. The fund will provide a full list of its holdings on Fidelity's web site, www.Fidelity.com (Research), 60 days after fiscal quarter-end. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus or an annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-02720.

Spartan, Fidelity Investments & (Pyramid) Design, FAST, and Directed Dividends are registered trademarks of FMR Corp.

Portfolio Advisory Services is a service mark of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

1.536753.105 STM-pro-0205

SPARTAN® SHORT-INTERMEDIATE MUNICIPAL INCOME FUND

A Fund of Fidelity Municipal Trust

STATEMENT OF ADDITIONAL INFORMATION

February 27, 2005

This statement of additional information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report is supplied with this SAI.

To obtain a free additional copy of the prospectus, dated February 27, 2005, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity's web site at www.fidelity.com.

TABLE OF CONTENTS	PAGE
Investment Policies and Limitations	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Buying, Selling, and Exchanging Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contract	<Click Here>
Board Approval of the Existing Investment Advisory Contracts	<Click Here>
Proxy Voting Guidelines	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trust	<Click Here>
Financial Statements	<Click Here>
Fund Holdings Information	<Click Here>
Appendix	<Click Here>

STM-ptb-0205
1.461810.105

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the fund's fundamental investment limitations set forth in their entirety.

Senior Securities

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; securities of other investment companies; or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry.

For purposes of the fund's concentration limitation discussed above, Fidelity Management & Research Company (FMR) identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

Real Estate

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

Pooled Funds

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Diversification

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

For purposes of the fund's diversification limitation discussed above, Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that (a) no more than 5% of the fund's total assets are invested in securities of any one issuer, and (b) the fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other regulated investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

For purposes of the fund's diversification limitation discussed above, FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

Short Sales

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin Purchases

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

Pooled Funds

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

In addition to the fund's fundamental and non-fundamental limitations discussed above:

For the fund's limitations on futures, options, and swap transactions, see the section entitled "Limitations on Futures, Options, and Swap Transactions" on page <Click Here>.

The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.

Affiliated Bank Transactions. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Borrowing. The fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities. A municipal fund's uninvested cash may earn credits that reduce fund expenses.

Central Funds are money market or short-term bond funds managed by FMR or its affiliates. The money market central funds seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The money market central funds comply with industry-standard regulatory requirements for money market funds regarding the quality, maturity, and diversification of their investments. The short-term bond central funds seek to obtain a high level of current income consistent with preservation of capital.

Dollar-Weighted Average Maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.

Futures, Options, and Swaps. The following paragraphs pertain to futures, options, and swaps: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures, Options, and Swap Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, Writing Put and Call Options, and Swap Agreements.

Combined Positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index, and some are based on Eurodollars. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

Positions in Eurodollar futures reflect market expectations of forward levels of three-month London Interbank Offered Rate (LIBOR) rates.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

Limitations on Futures, Options, and Swap Transactions. The trust, on behalf of the fund, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the fund's operation. Accordingly, the fund is not subject to registration or regulation as a CPO.

The fund will not: (a) sell futures contracts, purchase put options, write call options, or enter into swap agreements if, as a result, more than 25% of the fund's total assets would be hedged with futures and/or options and/or swap agreements under normal conditions; (b) purchase futures contracts, write put options, or enter into swap agreements (other than swaps entered into for hedging purposes under (a)) if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options plus the notional amount of any such swaps would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to futures, options, or swaps.

The above limitations on the fund's investments in futures contracts, options, and swaps, and the fund's policies regarding futures, contracts, options, and swaps discussed elsewhere in this SAI may be changed as regulatory agencies permit.

Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Purchasing Put and Call Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Swap Agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), total return swaps (where the parties exchange a floating rate for the total return of a security or index), and credit default swaps (where one party pays a fixed rate and the other agrees to buy a specific issuer's debt at par upon the occurrence of certain agreed events, including for example, if the issuer is bankrupt, defaults on any of its debt obligations or makes arrangements with a creditor to modify a debt obligation).

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

Swap agreements also may allow a fund to acquire or reduce credit exposure to a particular issuer. The most significant factor in the performance of swap agreements is the change in the factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In the case of a physically settled credit default swap written by the fund, the fund must be prepared to pay par for and take possession of eligible debt of a defaulted issuer. If a swap counterparty's creditworthiness declines, the risk that they may not perform may increase, potentially resulting in a loss to the fund. In the case of a credit default swap written by the fund, the fund will experience a loss if a credit event occurs and the credit of the underlying referenced entity (the debt issuer as to which credit protection has been written) has deteriorated. Although there can be no assurance that the fund will be able to do so, the fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the underlying referenced entity has declined.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates; however, municipal funds currently intend to participate in this program only as borrowers. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

Inverse Floaters have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by Moody's® Investors Service, Standard & Poor's® (S&P®), Fitch Inc., Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization (NRSRO) by the SEC, or is unrated but considered to be of equivalent quality by FMR.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Municipal Insurance. A municipal bond may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal bond in the event of default by the issuer, and cover a municipal bond to its maturity, enhancing its credit quality and value.

Municipal bond insurance does not insure against market fluctuations or fluctuations in a fund's share price. In addition, a municipal bond insurance policy will not cover: (i) repayment of a municipal bond before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal bond issue whereby part of the municipal bond issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

FMR may decide to retain an insured municipal bond that is in default, or, in FMR's view, in significant risk of default. While a fund holds a defaulted, insured municipal bond, the fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the municipal bond matures, or in connection with a mandatory sinking fund redemption.

Principal Municipal Bond Insurers. The various insurance companies providing primary and secondary market insurance policies for municipal bonds are described below. Ratings reflect each respective rating agency's assessment of the creditworthiness of an insurer and the insurer's ability to pay claims on its insurance policies at the time of the assessment.

Ambac Assurance Corp., a wholly-owned subsidiary of Ambac Financial Group Inc., is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Ambac Assurance Corp. are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

Connie Lee Insurance Co. is a wholly-owned subsidiary of Connie Lee Holdings Inc., which is a wholly-owned subsidiary of Ambac Assurance Corp. All losses incurred by Connie Lee Insurance Co. that would cause its statutory capital to drop below $75 million would be covered by Ambac Assurance Corp. Connie Lee Insurance Co. is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Connie Lee Insurance Co. are rated "AAA" by S&P.

Financial Guaranty Insurance Co. (FGIC), a wholly-owned subsidiary of GE Capital Services, is authorized to provide bond insurance in the 50 U.S. states and the District of Columbia. Bonds insured by FGIC are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

Financial Security Assurance Inc. (FSA), a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd., is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and three U.S. territories. Bonds insured by FSA are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

Municipal Bond Investors Assurance Corp. (MBIA Insurance Corp.), a wholly-owned subsidiary of MBIA Inc., a publicly-owned company, is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by MBIA Insurance Corp. are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

Municipal Leases and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. If a municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.

Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected, and the Trustees would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund.

Education. In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Electric Utilities. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.

Health Care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Water and Sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Put Features entitle the holder to sell a security back to the issuer at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Demand features and standby commitments are types of put features.

Refunding Contracts. Securities may be purchased on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and a purchaser to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A purchaser generally will not be obligated to pay the full purchase price if the issuer fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer. A purchaser may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and a fund's yield and may be viewed as a form of leverage.

Securities of Other Investment Companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share (NAV). Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

Standby Commitments are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund may acquire standby commitments to enhance the liquidity of portfolio securities.

Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.

Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by a letter of credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not generally marketable; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Temporary Defensive Policies. The fund reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in federally taxable obligations for temporary, defensive purposes.

Tender Option Bonds are created by coupling an intermediate- or long-term, fixed-rate, municipal bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds, FMR will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

In many instances bonds and participation interests have tender options or demand features that permit the holder to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. Variable rate instruments structured in this fashion are considered to be essentially equivalent to other variable rate securities. The IRS has not ruled whether the interest on these instruments is tax-exempt. Fixed-rate bonds that are subject to third party puts and participation interests in such bonds held by a bank in trust or otherwise may have similar features.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. In selecting brokers or dealers (including affiliates of FMR), FMR generally considers: the execution price; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the firm; the execution services rendered on a continuing basis; the reasonableness of any compensation paid; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.

For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM.

If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the sub-advisory agreement, and will do so in accordance with the policies described in this section.

Purchases and sales of securities on a securities exchange are effected through brokers who receive compensation for their services. Compensation may also be paid in connection with riskless principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system.

Securities may be purchased from underwriters at prices that include underwriting fees.

Futures transactions are executed and cleared through FCMs who receive compensation for their services.

The fund may execute portfolio transactions with brokers or dealers (who are not affiliates of FMR) that provide products and services. These products and services may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The receipt of these products and services has not reduced FMR's normal research activities in providing investment advice to the fund. FMR's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Certain of the products and services FMR receives from brokers or dealers are furnished by brokers or dealers on their own initiative, either in connection with a particular transaction or as part of their overall services. In addition, FMR may request a broker or dealer to provide a specific proprietary or third-party product or service. While FMR takes into account the products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FMR nor the fund incurs an obligation to the broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a certain amount of compensation or otherwise.

Brokers or dealers that execute transactions for the fund may receive compensation that is in excess of the amount of compensation that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher compensation, FMR will make a good faith determination that the compensation is reasonable in relation to the value of the products and services provided viewed in terms of the particular transaction for the fund or FMR's overall responsibilities to the fund or other investment companies and investment accounts. Typically, these products and services assist FMR or its affiliates in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund.

FMR may place trades with certain brokers with which it is under common control, including National Financial Services LLC (NFS), provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. FMR does not allocate trades to NFS in exchange for brokerage and research products and services of the type sometimes known as "soft dollars." FMR trades with its affiliated brokers on an execution-only basis.

FMR may allocate brokerage transactions to brokers or dealers (who are not affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the compensation paid by a fund toward the reduction of that fund's expenses.

The Trustees of the fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the compensation paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

For the fiscal periods ended December 31, 2004 and 2003, the fund's portfolio turnover rates were 45% and 34%, respectively.

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions.

For the fiscal years ended December 31, 2004, 2003, and 2002, the fund paid no brokerage commissions.

During the fiscal year ended December 31, 2004, the fund paid no brokerage commissions to firms for providing research services.

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The Trustees of the fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the fund from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the compensation paid by the fund on portfolio transactions is legally permissible and advisable. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to participate, or continue to participate, in the commission recapture program.

Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for the fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by FMR or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable to each fund or investment account. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

Spartan Short-Intermediate Municipal Income's NAV is the value of a single share. The NAV of Spartan Short-Intermediate Municipal Income is computed by adding Spartan Short-Intermediate Municipal Income's pro rata share of the value of the fund's investments, cash, and other assets, subtracting Spartan Short-Intermediate Municipal Income's pro rata share of the fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

Portfolio securities are valued by various methods. If quotations are not available, debt securities are usually valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.

The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

BUYING, SELLING, AND EXCHANGING INFORMATION

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing Spartan Short-Intermediate Municipal Income's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

DISTRIBUTIONS AND TAXES

Dividends. To the extent that the fund's income is designated as federally tax-exempt interest, the dividends declared by the fund are also federally tax-exempt. Short-term capital gains are taxable at ordinary income tax rates, but do not qualify for the dividends-received deduction.

Generally, the fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. Neither FMR nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued and you may need to file an amended income tax return. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal tax treatment of the structure.

Interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.

A portion of the gain on municipal bonds purchased at market discount after April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains.

Capital Gain Distributions. The fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

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Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 233 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of Spartan® Short-Intermediate Municipal Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
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Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

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Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

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Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Municipal Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 1997

Vice President of Spartan Short-Intermediate Municipal Income. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (44)

Year of Election or Appointment: 2002

Vice President of Spartan Short-Intermediate Municipal Income. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Mark Sommer (44)

Year of Election or Appointment: 2004

Vice President of Spartan Short-Intermediate Municipal Income. Mr. Sommer also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Sommer worked as an analyst and manager.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Spartan Short-Intermediate Municipal Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Vice President and Secretary of FDC; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Spartan Short-Intermediate Municipal Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Spartan Short-Intermediate Municipal Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Spartan Short-Intermediate Municipal Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Spartan Short-Intermediate Municipal Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Spartan Short-Intermediate Municipal Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Spartan Short-Intermediate Municipal Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)

Year of Election or Appointment: 1986

Assistant Treasurer of Spartan Short-Intermediate Municipal Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

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Peter L. Lydecker (50)

Year of Election or Appointment: 2004

Assistant Treasurer of Spartan Short-Intermediate Municipal Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

Year of Election or Appointment: 2002

Assistant Treasurer of Spartan Short-Intermediate Municipal Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Spartan Short-Intermediate Municipal Income. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

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Standing Committees of the Fund's Trustees. The Board of Trustees has established various committees to facilitate the timely and efficient consideration of all matters of importance to non-interested Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has 10 standing committees.

The Operations Committee is composed of all of the non-interested Trustees, with Mr. Mann currently serving as Chair. The committee normally meets monthly (except August), or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the non-interested Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the Fidelity funds and FMR and its affiliates, and annually reviews and makes recommendations regarding transfer agent and other service agreements, insurance coverage, and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders, significant litigation, and the voting of proxies of portfolio companies. The committee also has oversight of compliance issues not specifically in the scope of the charters of the Audit Committee or Fund Oversight Committees and considers other operating matters not specifically within the scope of oversight of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended December 31, 2004, the committee held 12 meetings.

The Fair Value Oversight Committee is composed of all of the non-interested Trustees, with Mr. Mann serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair, in conjunction with meetings of the Board of Trustees. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and their classification as liquid or illiquid and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee provides oversight regarding the investment policies relating to, and Fidelity funds' investment in, non-traditional securities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended December 31, 2004, the committee held four meetings.

As of December 31, 2004, after giving effect to the retirement of certain former Trustees that day, the Board of Trustees had established three Fund Oversight Committees: the Equity Committee (composed of Messrs. Lautenbach (Chair) and Stavropoulos), the Fixed-Income and International Committee (composed of Ms. Knowles), and the Select and Special Committee (composed of Messrs. McCoy (Chair), Gates, and Heilmeier). Each committee normally meets monthly (except August) or more frequently as called by the Chair of the respective committee. Each committee oversees investment advisory services provided by FMR to the relevant funds and develops an understanding of and monitors the investment objectives, policies, and practices of the relevant Fidelity funds. Each committee also monitors investment performance, compliance by each relevant Fidelity fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters and the personnel and other resources devoted to the management of each fund. The Fixed-Income and International Committee also receives reports required under Rule 2a-7 of the 1940 Act and has oversight of research bearing on credit quality, investment structures and other fixed-income issues, and of international research. The Select and Special Committee has oversight of FMR's equity investment research. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The non-interested Trustees of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the non-interested Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. Prior to December 2003, the Fixed-Income and International Committee was known as the Fixed-Income/International Committee, and the Select and Special Committee was known as the Select Committee. During the fiscal year ended December 31, 2004, the Equity Committee held 12 meetings, the Fixed-Income and International Committee held 11 meetings, and the Select and Special Committee held 11 meetings.

The Board of Trustees established in December 2003 two Fund Contract Committees: the Equity Contract Committee (composed of Messrs. Lautenbach (Chair) and McCoy as of December 31, 2004) and the Fixed-Income Contract Committee (composed of Ms. Knowles as of December 31, 2004). Each committee ordinarily meets monthly during the first six months of each year and more frequently as necessary to consider matters related to the renewal of fund investment advisory agreements. The committees will assist the Board of Trustees in its consideration of investment advisory agreements of each fund. Each committee receives information on and makes recommendations concerning the approval of investment advisory agreements between the Fidelity funds and FMR and its affiliates and any non-FMR affiliate that serves as a sub-adviser to a Fidelity fund (collectively, investment advisers) and the annual review of these contracts. The Fixed-Income Contract Committee will be responsible for investment advisory agreements of the fixed-income funds. The Equity Contract Committee will be responsible for the investment advisory agreements of all other funds. With respect to each fund under its purview, each committee: requests and receives information on the nature, levels, and quality of services provided to the shareholders of the Fidelity funds by the investment advisers and their respective affiliates, fund performance, and such other information as the committee determines to be reasonably necessary to evaluate the terms of the investment advisory agreements; considers the profitability and other benefits that the investment advisers and their respective affiliates derive from their contractual arrangements with each of the funds (including tangible and intangible "fall-out benefits"); considers methodologies for determining the extent to which the funds benefit from economies of scale and refinements to these methodologies; considers such other matters and information as may be necessary and appropriate to evaluate investment advisory agreements of the funds; and makes recommendations to the Board concerning the approval or renewal of investment advisory agreements. Each committee will consult with the other committees of the Board of Trustees, and in particular with the Audit Committee and the applicable Fund Oversight Committees, in carrying out its responsibilities. Each committee's responsibilities are guided by Sections 15(c) and 36(b) of the 1940 Act. While each committee consists solely of non-interested Trustees, its meetings may, depending upon the subject matter, be attended by one or more senior members of FMR's management or representatives of a sub-adviser not affiliated with FMR. During the fiscal year ended December 31, 2004, the Equity Contract Committee held four meetings and the Fixed-Income Contract Committee held two meetings.

As of December 31, 2004, the Shareholder Services, Brokerage and Distribution Committee was composed of Messrs. Heilmeier, Lautenbach, and Stavropoulos. The committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the Fidelity funds' transfer agency fees, custody fees, and direct fees to investors (other than sales loads), such as small account and exchange fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the Fidelity funds by FMR and its affiliates, including pricing and bookkeeping services and fees. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the Fidelity funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution and commissions paid to firms supplying research and brokerage services or paying fund expenses. The committee also monitors brokerage and other similar relationships between the Fidelity funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the Fidelity funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finders' fees. The committee also oversees and receives reports on the preparation and use of advertisements and sales literature for the Fidelity funds. During the fiscal year ended December 31, 2004, the Shareholder Services, Brokerage and Distribution Committee held 12 meetings.

As of December 31, 2004, the Audit Committee was composed of Ms. Knowles (Chair), and Messrs. Gates and McCoy. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair. The committee meets separately at least four times a year with the Fidelity funds' Treasurer, with personnel responsible for the internal audit function of FMR Corp., and with the Fidelity funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the Fidelity funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the Fidelity funds and the funds' service providers, (ii) the financial reporting processes of the Fidelity funds, (iii) the independence, objectivity and qualification of the auditors to the Fidelity funds, (iv) the annual audits of the Fidelity funds' financial statements, and (v) the accounting policies and disclosures of the Fidelity funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any Fidelity fund, and (ii) the provision by any outside auditor of certain non-audit services to Fidelity fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the Fidelity funds. It is responsible for approving all audit engagement fees and terms for the Fidelity funds, resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the Fidelity funds and any service providers consistent with Independent Standards Board Standard No. 1. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the Fidelity funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Fidelity funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the Fidelity funds' or service providers internal controls over financial reporting. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the Fidelity funds' financial reporting process, will discuss with FMR, the Fidelity funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR Corp. their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the Fidelity funds, and will review with FMR, the Fidelity funds' Treasurer, outside auditor, and internal auditor personnel of FMR Corp. (to the extent relevant) the results of audits of the Fidelity funds' financial statements. The committee will review periodically the Fidelity funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. The committee also plays an oversight role in respect of each Fidelity fund's compliance with its name test and investment restrictions, the code of ethics relating to personal securities transactions, the code of ethics applicable to certain senior officers of the Fidelity funds, and anti-money laundering requirements. During the fiscal year ended December 31, 2004, the committee held 37 meetings.

The Governance and Nominating Committee was composed, as of December 31, 2004, of Messrs. Mann (Chair) and Gates, each of whom is not an "interested person" (as defined in the 1940 Act). The committee has two charters: one addressing fund governance and Board administrative matters and one addressing the nomination for the appointment or election of non-interested Trustees. The committee meets as called by the Chair. The committee also recommends the establishment of committees (including ad hoc and standing committees). The committee is also responsible for other fund governance and board administration matters. With respect to fund governance and board administration matters, the committee periodically reviews procedures and policies of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of non-interested Trustees. It acts as the administrative committee under the retirement plan for non-interested Trustees who retired prior to December 30, 1996 and under the fee deferral plan for non-interested Trustees. It reviews the performance of legal counsel employed by the Fidelity funds and the non-interested Trustees. On behalf of the non-interested Trustees, the committee will make such findings and determinations as to the independence of counsel for the non-interested Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to non-interested Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the non-interested Trustees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with non-interested Trustees at least once a year to discuss the Statement of Policies and other matters relating to fund governance. The committee also oversees the annual self-evaluation of the non-interested Trustees. The committee makes nominations for the election or appointment of non-interested Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee will have sole authority to retain and terminate any search firm used to identify non-interested Trustee candidates, including sole authority to approve such firm's fees and other retention terms. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a non-interested Trustee of the Fidelity funds, should be submitted to the Chair of the committee at the address maintained for communications with non-interested Trustees. If the committee retains a search firm, the Chair will forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting non-interested Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an "interested person" of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend 11 meetings per year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective non-interested Trustee in light of the Fidelity funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as a non-interested Trustee. During the fiscal year ended December 31, 2004, the committee held 14 meetings.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2004.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	Edward C. Johnson 3d	Abigail P. Johnson	Laura B. Cronin	Robert L. Reynolds
Spartan Short-Intermediate Municipal Income	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
Non-Interested Trustees
DOLLAR RANGE OF FUND SHARES	Dennis J. Dirks	Robert M. Gates	George H. Heilmeier	Marie L. Knowles	Ned C. Lautenbach
Spartan Short-Intermediate Municipal Income	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Marvin L. Mann	William O. McCoy	Cornelia M. Small	William S. Stavropoulos	Kenneth L. Wolfe
Spartan Short-Intermediate Municipal Income	none	over $100,000	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	$10,001 - $50,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended December 31, 2004.

Compensation Table[1]
AGGREGATE COMPENSATION FROM A FUND	J. Michael Cook[2]	Ralph F. Cox[2]	Phyllis Burke Davis[3]	Dennis J. Dirks[4]	Robert M. Gates	George H. Heilmeier	Donald J. Kirk[2]
Spartan Short-Intermediate Municipal Income 	$ 698	$ 740	$ 10	$ 358	$ 726	$ 709	$ 745
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 347,750	$ 369,250	$ 4,500	$ 183,000	$ 362,250	$ 353,250	$ 369,750
AGGREGATE COMPENSATION FROM A FUND	Marie L. Knowles	Ned C. Lautenbach	Marvin L. Mann	William O. McCoy	Cornelia M. Small[5]	William S. Stavropoulos	Kenneth L. Wolfe[6]
Spartan Short-Intermediate Municipal Income	$ 756	$ 649	$ 972	$ 693	$ 673	$ 635	$ 191
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 377,250	$ 323,750	$ 484,250	$ 385,750B	$ 335,750	$ 316,750	$ 97,250

1 Edward C. Johnson 3d, Abigail P. Johnson, Laura B. Cronin, Peter S. Lynch, and Robert L. Reynolds are interested persons and are compensated by FMR.

2 Mr. Cook, Mr. Cox, and Mr. Kirk served on the Board of Trustees through December 31, 2004.


3 Ms. Davis served on the Board of Trustees through December 31, 2003. Ms. Davis received compensation in January 2004 for her services at meetings attended in December 2003.

4 During the period from July 1, 2004 through December 31, 2004, Mr. Dirks served as a Member of the Advisory Board. Effective January 1, 2005, Mr. Dirks serves as a Member of the Board of Trustees.

5 During the period from January 1, 2004 through December 31, 2004, Ms. Small served as a Member of the Advisory Board. Effective January 1, 2005, Ms. Small serves as a Member of the Board of Trustees.

6 During the period from October 1, 2004 through December 31, 2004, Mr. Wolfe served as a Member of the Advisory Board. Effective January 1, 2005, Mr. Wolfe serves as a Member of the Board of Trustees.

A Information is for the calendar year ended December 31, 2004 for 303 funds of 58 trusts in the fund complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2004, the Trustees accrued required deferred compensation from the funds as follows: J. Michael Cook, $132,875; Ralph F. Cox, $132,875; Robert M. Gates, $132,875; George H. Heilmeier, $132,875; Donald J. Kirk, $132,875; Marie L. Knowles, $144,125; Ned C. Lautenbach, $132,875; Marvin L. Mann, $177,875; William O. McCoy, $132,875; and William S. Stavropoulos, $132,875. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: J. Michael Cook, $42,086.25; Ralph F. Cox, $42,086.25; Ned C. Lautenbach, $51,358.45; and William O. McCoy, $91,858.45.

B Compensation figures include cash and may include amounts deferred at Mr. McCoy's election under a deferred compensation plan adopted by the other open-end registered investment companies in the fund complex (Other Open-End Funds). Pursuant to the deferred compensation plan, Mr. McCoy, as a non-interested Trustee, may elect to defer receipt of all or a portion of his annual fees. Amounts deferred under the deferred compensation plan are credited to an account established for Mr. McCoy on the books of the Other Open-End Funds. Interest is accrued on amounts deferred under the deferred compensation plan. For the calendar year ended December 31, 2004, Mr. McCoy voluntarily elected to defer $40,500.


Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the non-interested Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any non-interested Trustee or to pay any particular level of compensation to the non-interested Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.


As of December 31, 2004, the Trustees, Member of the Advisory Board, and officers of the fund owned, in the aggregate, less than 1% of the fund's total outstanding shares.




CONTROL OF INVESTMENT ADVISERS

FMR Corp., organized in 1972, is the ultimate parent company of FMR and Fidelity Investments Money Management, Inc. (FIMM). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the primary business activities of FMR Corp. and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

Fidelity International Limited (FIL), a Bermuda company formed in 1968, is the ultimate parent company of Fidelity International Investment Advisors (FIIA) and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. At present, the primary business activities of FIL and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

FMR, FIMM, FIIA, and FIIA(U.K.)L (the Investment Advisers), Fidelity Distributors Corporation (FDC), and the fund have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the fund, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, the fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fee. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.3700%	$ 1 billion	.3700%
3	-		6.3400	50.2188
6	-		9.3100	100.1869
9	-		12.2800	150.1736
12	-		15.2500	200.1652
15	-		18.2200	250.1587
18	-		21.2000	300.1536
21	-		24.1900	350.1494
24	-		30.1800	400.1459
30	-		36.1750	450.1427
36	-		42.1700	500.1399
42	-		48.1650	550.1372
48	-		66.1600	600.1349
66	-		84.1550	650.1328
84	-		120.1500	700.1309
120	-		156.1450	750.1291
156	-		192.1400	800.1275
192	-		228.1350	850.1260
228	-		264.1300	900.1246
264	-		300.1275	950.1233
300	-		336.1250	1,000.1220
336	-		372.1225	1,050.1209
372	-		408.1200	1,100.1197
408	-		444.1175	1,150.1187
444	-		480.1150	1,200.1177
480	-		516.1125	1,250.1167
516	-		587.1100	1,300.1158
587	-		646.1080	1,350.1149
646	-		711.1060	1,400.1141
711	-		782.1040
782	-		860.1020
860	-		946.1000
946	-		1,041.0980
1,041	-		1,145.0960
1,145	-		1,260.0940
Over			1,260.0920

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $917 billion of group net assets - the approximate level for December 2004 - was 0.1241%, which is the weighted average of the respective fee rates for each level of group net assets up to $917 billion.

The fund's individual fund fee rate is 0.25%. Based on the average group net assets of the funds advised by FMR for December 2004, the fund's annual management fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
Spartan Short-Intermediate Municipal Income	0.1241%	+	0.25%	=	0.3741%

One-twelfth of the management fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

For the fiscal years ended December 31, 2004, 2003, and 2002, the fund paid FMR management fees of $6,959,000, $6,841,000, and $5,266,000, respectively.

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FMR may, from time to time, voluntarily reimburse all or a portion of Spartan Short-Intermediate Municipal Income's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase Spartan Short-Intermediate Municipal Income's returns and yield, and repayment of the reimbursement by Spartan Short-Intermediate Municipal Income will lower its returns and yield.

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Sub-Adviser - FIMM. On behalf of the fund, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has day-to-day responsibility for choosing investments for the fund.

Under the terms of the sub-advisory agreement, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with the fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

On behalf of the fund, for the fiscal years ended December 31, 2004, 2003, and 2002, FMR paid FIMM fees of $3,480,000, $3,420,000, and $2,634,000, respectively.

Sub-Advisers - FIIA and FIIA(U.K.)L. On behalf of the fund, FIMM has entered into a master international fixed-income research agreement with FIIA. On behalf of the fund, FIIA, in turn, has entered into a fixed-income sub-research agreement with FIIA(U.K.)L. Pursuant to the fixed-income research agreements, FIMM may receive investment advice and research services concerning issuers and countries outside the United States. In particular, FIIA and FIIA(U.K.)L will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

Under the terms of the master international fixed-income research agreement, FIMM pays FIIA an amount based on the fund's net assets relative to the assets of other registered investment companies with which FMR or FIMM has management contracts. Under the terms of the fixed-income sub-research agreement, FIIA pays FIIA(U.K.)L an amount equal to the administrative costs incurred in providing investment advice and research services for a fund.

For the past three fiscal years, no fees were paid to FIIA or FIIA(U.K.)L on behalf of the fund for providing investment advice and research services pursuant to the fixed-income research agreements.

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BOARD APPROVAL OF THE EXISTING INVESTMENT ADVISORY CONTRACTS

Matters Considered by the Board. The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees is scheduled to meet 11 times a year. The Board of Trustees, including the non-interested Trustees, believes that matters bearing on the fund's advisory contracts are considered at most, if not all, of its meetings. While the full Board of Trustees or the non-interested Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees. The non-interested Trustees meet frequently in executive session and are advised by independent legal counsel selected by the non-interested Trustees.

Information Received by the Board of Trustees. In connection with their meetings, the Board of Trustees, including the non-interested Trustees, received materials specifically relating to the existing management contracts and sub-advisory agreements (the Investment Advisory Contracts). These materials included (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, and (iii) the economic outlook and the general investment outlook in the markets in which the fund invests. The Board of Trustees, including the non-interested Trustees, also considers periodically other material facts such as (1) the Investment Adviser's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with the Investment Advisers, the use of "soft" commission dollars to pay for research and brokerage services, and the use of brokerage commissions to pay fund expenses, (5) the Investment Adviser's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions, and (7) the nature, cost and character of non-investment management services provided by the Investment Advisers and their affiliates.

Additional information was furnished by the Investment Advisers including, among other items, information on and analysis of (a) the overall organization of the Investment Advisers, (b) investment performance, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of the Investment Advisers, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including the fund's shareholders.

In considering the Investment Advisory Contracts, the Board of Trustees, including the non-interested Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees, including the non-interested Trustees, in connection with its approval of the Investment Advisory Contracts include the following:

Benefits to Shareholders. The Board of Trustees, including the non-interested Trustees, considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.

Investment Compliance and Performance. The Board of Trustees, including the non-interested Trustees, considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. It also reviewed the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

The Investment Advisers' Personnel and Methods. The Board of Trustees, including the non-interested Trustees, reviews at least annually the background of the fund's portfolio manager and the fund's investment objective and discipline. The non-interested Trustees have also had discussions with senior management of the Investment Advisers responsible for investment operations and the senior management of Fidelity's bond group. Among other things they considered the size, education and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

Nature and Quality of Other Services. The Board of Trustees, including the non-interested Trustees, considered the nature, quality, cost and extent of administrative and shareholder services performed by the Investment Advisers and affiliated companies, under the existing Investment Advisory Contracts and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees, including the non-interested Trustees, has also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians.

Expenses. The Board of Trustees, including the non-interested Trustees, considered the fund's expense ratio, and expense ratios of a peer group of funds. It also considered the amount and nature of fees paid by shareholders.

Profitability. The Board of Trustees, including the non-interested Trustees, considered the level of the Investment Advisers' profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of the Investment Advisers' methodology in allocating their costs to the management of the fund. The Board of Trustees, including the non-interested Trustees, has concluded that the cost allocation methodology employed by the Investment Advisers has a reasonable basis and is appropriate in light of all of the circumstances. It considered the profits realized by the Investment Advisers in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. It also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees, including the non-interested Trustees, also considered the Investment Advisers' profit margins in comparison with available industry data.

Economies of Scale. The Board of Trustees, including the non-interested Trustees, considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees, including the non-interested Trustees, has concluded that any potential economies of scale are being shared between fund shareholders and the Investment Advisers in an appropriate manner.

Other Benefits to the Investment Advisers. The Board of Trustees, including the non-interested Trustees, also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by the Investment Advisers and their affiliates, including fees for services like transfer agency, fund accounting, and direct shareholder services. It also considered the allocation of fund brokerage to brokers affiliated with the Investment Advisers, the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds, and benefits to the Investment Advisers from the use of "soft" commission dollars to pay for research and brokerage services. The Board of Trustees, including the non-interested Trustees, also considered the revenues and profitability of the Investment Advisers' businesses other than their mutual fund business, including the Investment Advisers' retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees, including the non-interested Trustees, considered the intangible benefits that accrue to the Investment Advisers and their affiliates by virtue of their relationship with the fund.

Conclusion. Based on its evaluation of all material factors and assisted by the advice of independent counsel, the Board of Trustees, including the non-interested Trustees, concluded that the existing advisory fee structures are fair and reasonable, and that the existing Investment Advisory Contracts should be approved.

PROXY VOTING GUIDELINES

The following Proxy Voting Guidelines were established by the Board of Trustees of the funds, after consultation with Fidelity. (The guidelines are reviewed periodically by Fidelity and by the non-interested Trustees of the Fidelity funds, and, accordingly, are subject to change.)

I. General Principles

A. Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals. In general, FMR will oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

B. Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.

C. Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Operations Committee or its designee.

II. Portfolio shares should generally be voted against anti-takeover proposals, including:

A. Fair Price Amendments, except those that consider only a two year price history and are not accompanied by other anti-takeover measures.

B. Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer's Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

C. Authorization of "Blank Check" Preferred Stock.

D. Golden Parachutes:

1. Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

2. Compensation contracts for outside directors.

3. Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.

4. Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.

E. Supermajority Provisions.

F. Poison Pills:

1. Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.

2. FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.

3. FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company's Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

4. Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

5. If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company's Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

G. Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).

H. Transfer of authority from shareholders to directors.

I. Reincorporation in another state (when accompanied by anti-takeover provisions).

III. Stock Option Plans

A. Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:

1. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

2. The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

3. The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan, (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.

4. The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan's terms.

5. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:

a. They are granted by a compensation committee composed entirely of independent directors.

b. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

6. The plan's terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms, or board resolution, are met:

a. The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

b. The repricing is rarely used and then only to maintain option value due to extreme circumstances beyond management's control; and

c. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

7. Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company's executive officers, that no shares are currently available for such options under the company's existing plans, and that such options need to be granted before the company's next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders' meeting.

8. For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000®; the small capitalization company category generally includes all companies outside the Russell 1000.

B. FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

C. Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:

1. Whether the repricing proposal excludes senior management and directors;

2. Whether the options proposed to be repriced exceeded FMR's dilution thresholds when initially granted;

3. Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;

4. The company's relative performance compared to other companies within the relevant industry or industries;

5. Economic and other conditions affecting the relevant industry or industries in which the company competes and;

6. Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

IV. Restricted Stock Awards ("RSA") should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:

A. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

B. The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.

C. The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan's terms.

D. The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.

E. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:

1. They are granted by a compensation committee composed entirely of independent directors.

2. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

F. For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

G. Proposals to grant restricted stock in exchange for options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to grant restricted stock awards in exchange for options based upon whether the proposed exchange is consistent with the interests of shareholders, taking into account such factors as:

1. Whether the restricted stock award exchange proposal excludes senior management and directors;

2. Whether the options proposed to be exchanged exceeded FMR's dilution thresholds when initially granted;

3. Whether the restricted stock award exchange proposal is value neutral to shareholders based upon an acceptable stock award pricing model;

4. The company's relative performance compared to other companies within the relevant industry or industries;

5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

6. Any other facts or circumstances relevant to determining whether a restricted stock award exchange proposal is consistent with the interests of shareholders.

V. Other Stock-Related Plans should be evaluated on a case-by-case basis:

A. Omnibus Stock Plans - vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus. In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and IV will be measured against the total number of shares under all components of such plan.

B. Employee Stock Purchase Plans - vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

C. Stock Awards (other than stock options and RSAs) - generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

VI. Unusual Increases in Common Stock:

A. An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.

B. Measured as follows: requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority). (If the result is greater than 3, Portfolio shares should be voted against.)

VII. Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.

VIII. With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.

IX. Greenmail - Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.

X. Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.

A. Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

XI. Portfolio shares should be voted in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Portfolio shares should be voted in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

XIII. Employee Stock Ownership Plans ("ESOPs") should be evaluated on a case-by-case basis. Portfolio shares should usually be voted for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

XIV. Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.

XV. Avoidance of Potential Conflicts of Interest

Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies' relationship, business or otherwise, with that portfolio company.

FMR applies the following policies and follows the procedures set forth below:

A. FMR has placed responsibility for the Funds' proxy voting in the FMR Legal Department.

B. The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds' Board of Trustees.

C. The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp is authorized to take a final decision.

D. When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund's registration statement, FMR will use pass through voting or echo voting procedures.

XVI. Executive Compensation

FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

XVII. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the appointment of an independent chairperson. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, appointment of an independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

XVIII. Auditors

A. Portfolio shares should generally be voted against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the selection of the company's auditor.

B. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. Portfolio shares should also generally be voted against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

XIX. Incorporation or Reincorporation in Another State or Country

Portfolio shares should generally be voted against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and voted in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

The fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved a Distribution and Service Plan on behalf of Spartan Short-Intermediate Municipal Income (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows Spartan Short-Intermediate Municipal Income and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Spartan Short-Intermediate Municipal Income shares and/or shareholder support services. In addition, the Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Spartan Short-Intermediate Municipal Income shares.

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit Spartan Short-Intermediate Municipal Income and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by Spartan Short-Intermediate Municipal Income other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of Spartan Short-Intermediate Municipal Income shares, additional sales of Spartan Short-Intermediate Municipal Income shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.

FDC may compensate intermediaries that satisfy certain criteria established from time to time by FDC relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares, or other factors.

TRANSFER AND SERVICE AGENT AGREEMENTS

Spartan Short-Intermediate Municipal Income has entered into a transfer agent agreement with Citibank, N. A. (Citibank), which is located at 111 Wall Street, New York, New York. Under the terms of the agreement, Citibank provides transfer agency, dividend disbursing, and shareholder services for Spartan Short-Intermediate Municipal Income. Citibank in turn has entered into a sub-transfer agent agreement with Fidelity Service Company (FSC), an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the sub-agreement, FSC performs all processing activities associated with providing these services for Spartan Short-Intermediate Municipal Income and receives all related transfer agency fees paid to Citibank.

For providing transfer agency services, FSC receives a position fee and an asset-based fee each paid monthly with respect to each position in the fund. For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. The position fees are subject to increase based on postage rate changes.

FSC also collects fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research.

In addition, Citibank receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in each Fidelity Freedom Fund and Fidelity Four-in-One Index Fund, funds of funds managed by an FMR affiliate, according to the percentage of the QTP's, Freedom Fund's, or Fidelity Four-in-One Index Fund's assets that is invested in the fund, subject to certain limitations in the case of Fidelity Four-in-One Index Fund.

FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

The fund has also entered into a service agent agreement with Citibank. Under the terms of the agreement, Citibank provides pricing and bookkeeping services for the fund. Citibank in turn has entered into a sub-service agent agreement with FSC. Under the terms of the sub-agreement, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for Spartan Short-Intermediate Municipal Income and maintaining the fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to Citibank.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the fund are 0.0250% of the first $500 million of average net assets, 0.0150% of average net assets between $500 million and $3.5 billion, 0.0040% of average net assets between $3.5 billion and $25 billion, and 0.0018% of average net assets in excess of $25 billion. The fee is limited to a minimum of $30,000 per year.

In addition, the fund is subject to a multiple class surcharge of 10% of the asset-based fee.

For the fiscal years ended December 31, 2004, 2003, and 2002, the fund paid FSC pricing and bookkeeping fees, including reimbursement for related out-of-pocket expenses, of $367,000, $414,000, and $326,000, respectively.

DESCRIPTION OF THE TRUST

Trust Organization. Spartan Short-Intermediate Municipal Income Fund is a fund of Fidelity Municipal Trust, an open-end management investment company created under an initial declaration of trust dated June 22, 1984. Currently, there are six funds offered in the trust: Spartan Michigan Municipal Income Fund, Spartan Minnesota Municipal Income Fund, Spartan Municipal Income Fund, Spartan Ohio Municipal Income Fund, Spartan Pennsylvania Municipal Income Fund, and Spartan Short-Intermediate Municipal Income Fund. The Trustees are permitted to create additional funds in the trust and to create additional classes of the fund.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the trust shall be allocated between or among any one or more of the funds or classes.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

Voting Rights. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodian. Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, independent registered public accounting firm, examines financial statements for the fund and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal year ended December 31, 2004, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference.

FUND HOLDINGS INFORMATION

The fund views material non-public holdings information as sensitive and limits the dissemination of such information to circumstances in which the recipient has a duty of confidentiality or in accordance with Board of Trustees-approved guidelines, as described below.

1. The fund will provide a full list of its holdings as of the end of the fund's fiscal quarter on www.fidelity.com (Research) 60 days after its fiscal quarter-end.


2. The fund will provide material non-public holdings information to third-parties that, i) calculate information derived from holdings either for use by FMR or by firms that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), and ii) enter into agreements that specify that, (a) holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, (c) the firms certify their information security policies and procedures, and (d) the firms limit the nature and type of information that may be disclosed to third-parties.

3. Except as discussed below, the fund may provide to ratings and rankings organizations the same information at the same time it is filed with the SEC or one day after the information is provided on Fidelity's web site.

The information referenced in (1) above, will be available on the web site until updated for the next applicable period.

The entities that may receive the information described in (2) above are: Factset (full holdings daily, on the next day); iMoneynet (aggregate holdings weekly, one day after the end of the week); Kynex (full holdings weekly, one day after the end of the week); Vestek (full holdings, as of the end of the calendar quarter, 15 days after the calendar quarter-end); S&P (full holdings weekly, six days after the end of the week); Moody's Investor Services (full holdings weekly, six days after the end of the week); and Wall Street Concepts (REMIC securities quarterly, 15 days after calendar quarter-end).

In addition, material non-public holdings information may be provided as part of the normal investment activities of the fund to the following entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed: auditors; the custodians; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or the non-interested trustees; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation.

The fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the fund.

As authorized by the Board of Trustees, FMR's Disclosure Policy Committee, has established and administers guidelines found by the Board to be in the best interests of shareholders concerning the dissemination of fund holdings information, and resolution of conflicts of interest in connection with such disclosure, if any. The Disclosure Policy Committee reviews and decides on each information request and, if granted, how and by whom that information will be disseminated. The Disclosure Policy Committee is comprised of the fund's Treasurer and Deputy Treasurers and the executive officers of FMR. It reports to the Board of Trustees periodically. Any modifications to the guidelines require prior Board approval.

FMR, any affiliates, and the fund will not enter into any arrangements with third-parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, FMR desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the fund's SAI.

There is no assurance that the fund's policies on holdings information will protect the fund from the potential misuse of holdings by individuals or firms in possession of that information.

APPENDIX

On July 19, 2004, a class action complaint entitled Gilliam, et al. v. Fidelity Management & Research Co., FMR Co., Inc., FMR Corp., Fidelity Distributors Corp., et al. was filed in the U.S. District Court for the District of Massachusetts alleging, among other things, that the defendants failed to disclose revenue sharing and fund portfolio brokerage practices adequately in the prospectuses of certain Fidelity funds. The complaint, which names over 200 Fidelity funds as nominal defendants, seeks unspecified damages. Four additional lawsuits making similar allegations have been filed, and other similar cases may be filed in the future. Any recovery of damages would revert to the funds. Fidelity believes these allegations are without merit and intends to defend them vigorously.

Spartan, Fidelity Investments & (Pyramid) Design, Fidelity, and Magellan are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity Advisor

Short-Intermediate Municipal Income

Fund

Class A

(Fund 1272, CUSIP 316203801)

Class T

(Fund 1275, CUSIP 316203868)

Class B

(Fund 1273, CUSIP 316203884)

Class C

(Fund 1274, CUSIP 316203876)

Prospectus

February 27, 2005

Class A, Class T, Class B, and Class C are classes of Spartan® Short-Intermediate Municipal Income Fund

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Account Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

The fund seeks as high a level of current income, exempt from federal income tax, as is consistent with preservation of capital.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing at least 80% of assets in investment-grade municipal securities whose interest is exempt from federal income tax.
  Managing the fund to have similar overall interest rate risk to an index, which as of December 31, 2004, was the Lehman Brothers® 1-6 Year Municipal Bond Index.
  Normally maintaining a dollar-weighted average maturity between two and five years.
  Allocating assets across different market sectors and maturities.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer to select investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Prospectus

Fund Summary - continued

Performance

The following information is intended to help you understand the risks of investing in Spartan® Short-Intermediate Municipal Income Fund (the fund). The information illustrates the fund's performance over the past year, as represented by the performance of Class T, and compares each class's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Each class of the fund also compares its performance to the performance of an additional index over various periods of time. Returns (before and after taxes) are based on past results and are not an indication of future performance.

Year-by-Year Returns

The returns in the chart do not include the effect of Class T's front-end sales charge. If the effect of the sales charge were reflected, returns would be lower than those shown.

Fidelity Advisor Short-Intermediate Municipal Income - Class T
Calendar Year	2004
1.44%

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

During the period shown in the chart for Class T of the fund:	Returns	Quarter ended
Highest Quarter Return	 1.85%	September 30, 2004
Lowest Quarter Return	 -1.43%	June 30, 2004

Average Annual Returns

The returns in the following table include the effect of Class A's and Class T's maximum applicable front-end sales charge and Class B's and Class C's maximum applicable contingent deferred sales charge (CDSC). After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. After-tax returns for Class T are shown in the table below and after-tax returns for other classes will vary. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

Prospectus

For the periods ended December 31, 2004	Past 1 year	Life of classA
Fidelity Advisor Short-Intermediate Municipal Income Fund
Class A - Return Before Taxes	 -2.26%	 -0.36%
Class T - Return Before Taxes	 -1.35%	 0.12%
 Return After Taxes on Distributions	 -1.37%	 0.03%
 Return After Taxes on Distributions and Sale of Fund Shares	 -0.05%	 0.43%
Class B - Return Before Taxes	 -2.08%	 0.18%
Class C - Return Before Taxes	 -0.22%	 1.36%
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	 4.48%	 5.43%
Lehman Brothers 1-6 Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	 2.04%	 2.61%
LipperSM Short-Intermediate Municipal Debt Funds Average (reflects no deduction for sales charges or taxes)	 1.63%	--

A From July 23, 2003.

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If FMR were to reimburse certain expenses, returns would be higher during these periods.

Lehman Brothers Municipal Bond Index is a market value-weighted index of investment-grade fixed-rate tax-exempt municipal bonds with maturities of one year or more.

Lehman Brothers 1-6 Year Municipal Bond Index is a market value-weighted index of investment-grade fixed-rate municipal bonds with maturities between one and six years.

The Lipper Funds Average reflects the performance of mutual funds with similar objectives.

Fee Table

The following table describes the fees and expenses that are incurred when you buy, hold, or sell Class A, Class T, Class B, and Class C shares of the fund. The annual class operating expenses provided below for each class do not reflect the effect of any reduction of certain expenses during the period.

Prospectus

Fund Summary - continued

Shareholder fees (paid by the investor directly)

	Class A	Class T	Class B	Class C
Maximum sales charge (load) on purchases (as a % of offering price)A	3.75%B	2.75%C	None	None
Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)D	NoneE	NoneE	3.00%F	1.00%G
Sales charge (load) on reinvested distributions	None	None	None	None
Redemption fee on shares held less than 30 days (as a % of amount redeemed)D	0.50%	0.50%	0.50%	0.50%

A The actual sales charge may be higher due to rounding.

B Lower front-end sales charges for Class A may be available with purchase of $50,000 or more.

C Lower front-end sales charges for Class T may be available with purchase of $50,000 or more.

D A redemption fee and/or a contingent deferred sales charge may be charged when you sell your shares or if your shares are redeemed because your account falls below the account minimum for any reason, including solely due to declines in net asset value per share.

E Certain purchases of Class A and Class T shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 0.25% if redeemed less than one year after purchase. See "Special Purchase Shares" on page <Click Here>.

F Declines over 3 years from 3.00% to 0%.

G On Class C shares redeemed less than one year after purchase.

Annual operating expenses (paid from class assets)

	Class A	Class T	Class B	Class C
Management fee	0.38%	0.38%	0.38%	0.38%
Distribution and/or Service (12b-1) fees	0.15%	0.25%	0.90%	1.00%
Other expenses	0.12%	0.13%	0.12%	0.14%
Total annual class operating expensesA	0.65%	0.76%	1.40%	1.52%

A FMR has voluntarily agreed to reimburse Class A, Class T, Class B, and Class C of the fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates:

Class A	Effective Date	Class T	Effective Date	Class B	Effective Date	Class C	Effective Date
0.68%	7/23/03	0.78%	7/23/03	1.43%	7/23/03	1.53%	7/23/03

These arrangements may be discontinued by FMR at any time.




Prospectus

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that each class's annual return is 5% and that your shareholder fees and each class's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated and if you hold your shares:

	Class A		Class T		Class B		Class C
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$ 439	$ 439	$ 350	$ 350	$ 443	$ 143	$ 255	$ 155
3 years	$ 575	$ 575	$ 511	$ 511	$ 543	$ 443	$ 480	$ 480
5 years	$ 724	$ 724	$ 686	$ 686	$ 678A	$ 678A	$ 829	$ 829
10 years	$ 1,155	$ 1,155	$ 1,191	$ 1,191	$ 1,114A	$ 1,114A	$ 1,813	$ 1,813

A Reflects conversion to Class A shares after a maximum of four years.

Through arrangements with the fund's custodian and pricing and bookkeeping agent, credits realized as a result of uninvested cash balances are used to reduce custodian and pricing and bookkeeping expenses. Including these reductions, the total Class A, Class T, Class B, and Class C operating expenses are shown in the table below.

Total Operating Expenses
Fidelity Advisor Short-Intermediate Municipal Income - Class A	 0.64%
Fidelity Advisor Short-Intermediate Municipal Income - Class T	 0.75%
Fidelity Advisor Short-Intermediate Municipal Income - Class B	 1.39%
Fidelity Advisor Short-Intermediate Municipal Income - Class C	 1.51%

Prospectus

Fund Basics

Investment Details

Investment Objective

The fund seeks as high a level of current income, exempt from federal income tax, as is consistent with preservation of capital.

Principal Investment Strategies

FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal income tax. The municipal securities in which the fund invests are normally investment-grade (those of medium and high quality). Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR uses an index that represents the market for the types of securities in which the fund invests as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of December 31, 2004, FMR was using the Lehman Brothers 1-6 Year Municipal Bond Index in managing the fund's investments. In addition, the fund normally maintains a dollar-weighted average maturity between two and five years. As of December 31, 2004, the fund's dollar-weighted average maturity was approximately 3.3 years and the index's dollar-weighted average maturity was approximately 4.3 years.

FMR allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector or maturity.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR analyzes a security's structural features and current price compared to its estimated long-term value, any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

In addition to the principal investment strategies discussed above, FMR may invest the fund's assets in lower-quality debt securities, and may use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, interest rates or other factors that affect security values. FMR may invest the fund's assets in municipal debt securities by investing in other funds. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds, and other securities that FMR believes have debt-like characteristics, including hybrids and synthetic securities.

Prospectus

Fund Basics - continued

Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

Principal Investment Risks

Many factors affect the fund's performance. The fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR may invest a significant percentage of the fund's assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

The following factors can significantly affect the fund's performance:

Municipal Market Volatility. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Prospectus

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to these changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service (IRS) determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.

Generally, the fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. Neither FMR nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal tax treatment of the structure.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance, and the fund could distribute income subject to federal income tax.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

The fund seeks as high a level of current income, exempt from federal income tax, as is consistent with preservation of capital. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal income tax.

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Fund Basics - continued

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates each class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). The fund's assets are valued as of this time for the purpose of computing each class's NAV.

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair value pricing may be used for high yield debt and floating rate loans when available pricing information is stale or is determined for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

For account, product, and service information, please call 1-877-208-0098 (8:30 a.m. - 7:00 p.m. Eastern time, Monday through Friday).

Please use the following addresses:

Buying or Selling Shares

Fidelity Investments
P.O. Box 770002
Cincinnati, OH 45277-0081

Overnight Express
Fidelity Investments
100 Crosby Parkway
Covington, KY 41015

You may buy or sell Class A, Class T, Class B, and Class C shares of the fund through an investment professional. When you invest through an investment professional, the procedures for buying, selling, and exchanging Class A, Class T, Class B, and Class C shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in Class A, Class T, Class B, and Class C shares of the fund, including a transaction fee if you buy or sell Class A, Class T, Class B, and Class C shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone, may be unavailable or delayed (for example, during periods of unusual market activity).

The different ways to set up (register) your account with Fidelity are listed in the following table.

Ways to Set Up Your Account
Individual or Joint Tenant For your general investment needs
Gifts or Transfers to a Minor (UGMA, UTMA) To invest for a child's education or other future needs
Trust For money being invested by a trust
Business or Organization For investment needs of corporations, associations, partnerships, or other groups

Frequent purchases and sales of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the fund's NAV. Accordingly, the Board of Trustees has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares. However, there is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent frequent trading. The fund may alter its policies at any time without prior notice to shareholders.

There is no minimum holding period and shareholders can sell their shares at any time. Shareholders will ordinarily comply with the fund's policies regarding excessive trading by allowing 90 days to pass after each investment before they sell or exchange from the fund. The fund may take action if shares are held longer than 90 days if the trading is disruptive for other reasons such as unusually large trade size. The fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, FMR reserves the right to impose restrictions on purchases or exchanges at any time or conditions that are more restrictive on disruptive, excessive, or short-term trading than those that are otherwise stated in this prospectus. In addition to these policies, the fund imposes a redemption fee (short-term trading fee) on redemptions from the fund which is discussed in "Selling Shares."

Prospectus

Shareholder Information - continued

Excessive trading activity is measured by the number of roundtrip transactions in a shareholder's account. A roundtrip transaction occurs when a shareholder buys and then sells shares of a fund within 30 days. Shareholders are limited to two roundtrip transactions per fund within any rolling 90-day period, subject to an overall limit of four roundtrip transactions across all Fidelity funds over a rolling 12-month period. Roundtrip transactions are counted at the shareholder account level for this purpose and each class of a multiple class fund is treated separately. Transactions of $1,000 or less, systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor will not count toward the roundtrip limits. For employer-sponsored retirement plans, only participant directed exchanges will count toward the roundtrip limits.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block for an 85-day period. For repeat offenders, FMR may, but does not have the obligation to, impose long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's common control at any time, other than a participant's account held through an employer-sponsored retirement plan. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted a minimum of one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified wrap programs will be monitored by matching the adviser's orders for purchase, exchange, or sale transactions in fund shares to determine if the adviser's orders comply with the fund's frequent trading policies. Additions to and withdrawals from a qualified wrap program by the adviser's client will not be matched with transactions initiated by the adviser. Therefore if the adviser buys shares of a fund and an individual client subsequently sells shares of the same fund within 30 days, the client's transaction is not matched with the adviser's and therefore does not count as a roundtrip. However, client initiated transactions are subject to the fund's policies on frequent trading and individual clients will be subject to restrictions due to their frequent trading in a wrap account. Excessive trading by an adviser will lead to fund blocks and the wrap program will cease to be a qualified wrap program. If the wrap program is blocked from making additional purchases or exchange purchases of a fund because of excessive trading by the adviser the wrap program will no longer be considered qualified and any transaction whether initiated by the adviser or the client will be matched when counting roundtrips. Commencing no later than March 31, 2005, wrap account client purchases and sale transactions will be monitored under the fund's monitoring policy as though the wrap clients were fund shareholders. A qualified wrap program is: i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Prospectus

The fund's excessive trade monitoring policy described above does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund-of-fund(s) or other strategy funds, or omnibus accounts. Trustees or advisers of donor-advised charitable gift funds must certify to the fund's satisfaction that they either work from an asset allocation model or direct transactions in their accounts in concert with changes in a model portfolio and that participants are limited in their ability to influence investments by the trust. A qualified fund-of-fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's policies on frequent trading to shareholders at the fund-of-fund(s) level, or demonstrates that the fund-of-fund(s) has policies designed to control frequent trading and that they are reasonably likely to be effective as determined by the Fidelity fund's Treasurer. The adviser to the fund-of-fund(s) must also demonstrate to the Fidelity fund's Treasurer that its investment strategy will not lead to excessive trading. Strategy funds must commence monitoring for excessive trading no later than March 31, 2005. Omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to the fund. Short-term trading by these investors is likely to go undetected by the fund and may increase costs and disrupt portfolio management. The fund will monitor aggregate trading in qualified fund-of-funds and known omnibus accounts to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. There is no assurance that these policies will be effective, or will successfully detect or deter market timing.

Prospectus

Shareholder Information - continued

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. There is no assurance that the fund's Treasurer will exercise this authority or, if the Treasurer does so, that the fund will be protected from the risks associated with frequent trading. The actions of the Treasurer are periodically reviewed with the Board of Trustees.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except as provided under the fund's policies with respect to known omnibus accounts, qualified fund-of-fund(s), qualified wrap accounts, donor-advised charitable gift funds, and 30 day roundtrips.

Buying Shares

The price to buy one share of Class A or Class T is the class's offering price or the class's NAV, depending on whether you pay a front-end sales charge.

For Class B or Class C, the price to buy one share is the class's NAV. Class B and Class C shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption.

If you pay a front-end sales charge, your price will be Class A's or Class T's offering price. When you buy Class A or Class T shares at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in Class A or Class T shares of the fund. If you qualify for a front-end sales charge waiver, your price will be Class A's or Class T's NAV.

The offering price of Class A or Class T is its NAV plus the sales charge. The offering price is calculated by dividing Class A's or Class T's NAV by the difference between one and the applicable front-end sales charge percentage and rounding to two decimal points.

Your investment professional can help you choose the class of shares that best suits your investment needs.

Your shares will be bought at the next offering price or NAV, as applicable, calculated after your order is received in proper form.

It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges.

For example, the fund may reject any purchase orders, including exchanges, from market timers or investors that, in FMR's opinion, may be disruptive to the fund.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

Prospectus

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
  Fidelity does not accept cash.
  When making a purchase with more than one check, each check must have a value of at least $50.
  Fidelity reserves the right to limit the number of checks processed at one time.
  Fidelity must receive payment within three business days after an order for shares is placed; otherwise your purchase order may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.
  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.
  Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.

Certain financial institutions that meet creditworthiness criteria established by Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.

Minimums
To Open an Account	$2,500
Through regular investment plans	$100
To Add to an Account	$100
Minimum Balance	$1,000

A An account may be opened with a minimum of $100, provided that a regular investment plan is established at the time the account is opened.

There is no minimum account balance or initial or subsequent purchase minimum for certain mutual fund wrap program accounts. An eligible wrap program must offer asset allocation services, charge an asset-based fee to its participants for asset allocation and/or other advisory services, and meet trading and other operational requirements under an appropriate agreement with FDC. In addition, the fund may waive or lower purchase minimums in other circumstances.

Purchase and account minimums are waived for purchases of Class T shares with distributions from a Fidelity Defined Trust account.

Purchase amounts of more than $49,999 will not be accepted for Class B shares.

Prospectus

Shareholder Information - continued

Key Information
Phone

To Open an Account

  Exchange from the same class of another Fidelity fund that offers Advisor classes of shares or from certain other Fidelity funds. Call your investment professional or call Fidelity at the appropriate number found in "General Information."

To Add to an Account

  Exchange from the same class of another Fidelity fund that offers Advisor classes of shares or from certain other Fidelity funds. Call your investment professional or call Fidelity at the appropriate number found in "General Information."
  Use Fidelity Advisor Money Line to transfer from your bank account. Call your investment professional or call Fidelity at the appropriate number found in "General Information."

Mail Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081

To Open an Account

  Complete and sign the application. Make your check payable to the complete name of the fund and note the applicable class. Mail to your investment professional or to the address at left.

To Add to an Account

  Make your check payable to the complete name of the fund and note the applicable class. Indicate your fund account number on your check and mail to your investment professional or to the address at left.
  Exchange from the same class of other Fidelity funds that offer Advisor classes of shares or from certain other Fidelity funds. Send a letter of instruction to your investment professional or to the address at left, including your name, the funds' names, the applicable class names, the fund account numbers, and the dollar amount or number of shares to be exchanged.

In Person	To Open an Account Bring your application and check to your investment professional. To Add to an Account Bring your check to your investment professional.
Wire

To Open an Account

  Call your investment professional or call Fidelity at the appropriate number found in "General Information" to set up your account and to arrange a wire transaction.
  Wire to: Deutsche Bank Trust Company Americas, Bank Routing # 021001033, Account # 00159759.
  Specify the complete name of the fund, note the applicable class, and include your new fund account number and your name.

To Add to an Account

  Wire to: Deutsche Bank Trust Company Americas, Bank Routing # 021001033, Account # 00159759.
  Specify the complete name of the fund, note the applicable class, and include your fund account number and your name.

Automatically

To Open an Account

  Not available.

To Add to an Account

  Use Fidelity Advisor Systematic Investment Program.
  Use Fidelity Advisor Systematic Exchange Program to exchange from certain Fidelity money market funds or a Fidelity fund that offers Advisor classes of shares.

Prospectus

Selling Shares

The price to sell one share of Class A, Class T, Class B, or Class C is the class's NAV, minus the short-term trading fee, if applicable, and any applicable CDSC.

The fund will deduct a 0.50% short-term trading fee from the redemption amount if you sell your shares or your shares are redeemed for failure to maintain the account minimum after holding them less than 30 days. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.

Trading fees are paid to the fund rather than Fidelity, and are designed to offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The trading fee does not apply to i) reinvested dividends, ii) rollovers, transfers, and changes of account registration within the fund as long as the monies never leave the fund, iii) transfers between classes of a multiple class fund so long as the monies never leave the fund, or iv) redemptions in kind. Fidelity may assess trading fees in any of the preceding transactions if the transaction is intended to circumvent the fund's redemption fee policy. Trading fees apply to shares redeemed due to failure to maintain the account minimum, even if the balance falls below the minimum due to market action.

The trading fee applies to all accounts, including wrap program accounts, except i) investment advisers that manage accounts that invest in the fund, including Strategic Advisers, an affiliate of FMR, may pay trading fees on behalf of their investors, ii) strategy funds, which are unitized group accounts consisting of qualified plan assets, will be treated as a single entity under the trading fee policy, and iii) intermediaries that hold shares on behalf of investors are required by the fund to track trading fees on shares purchased on or after January 3, 2005, based upon the age of the shares of each individual investor, and to remit the trading fees to the fund. The fund will refuse purchase orders from any identified intermediary who does not agree to track and remit trading fees based on the transactions of underlying investors. The Treasurer may extend the effective date for intermediaries that agree to track and remit redemption fees under an implementation plan that the intermediary commits to completing by a date approved by the fund.

Any applicable CDSC is calculated based on your original redemption amount (before deducting any applicable redemption fee).

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable, and any applicable CDSC. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

Prospectus

Shareholder Information - continued

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

  You wish to sell more than $100,000 worth of shares;
  The address on your account (record address) has changed within the last 15 or 30 days, depending on your account, and you wish to sell $10,000 or more of shares;
  You are requesting that a check be mailed to a different address than the record address;
  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Unless otherwise instructed, Fidelity will send a check to the record address.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Prospectus

Key Information
Phone
  Call your investment professional or call Fidelity at the appropriate number found in "General Information" to initiate a wire transaction or to request a check for your redemption.
  Use Fidelity Advisor Money Line to transfer to your bank account. Call your investment professional or call Fidelity at the appropriate number found in "General Information."
  Exchange to the same class of other Fidelity funds that offer Advisor classes of shares or to certain other Fidelity funds. Call your investment professional or call Fidelity at the appropriate number found in "General Information."

Mail Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Send a letter of instruction to your investment professional or to the address at left, including your name, the fund's name, the applicable class name, your fund account number, and the dollar amount or number of shares to be sold. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Trust

  Send a letter of instruction to your investment professional or to the address at left, including the trust's name, the fund's name, the applicable class name, the trust's fund account number, and the dollar amount or number of shares to be sold. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Send a letter of instruction to your investment professional or to the address at left, including the firm's name, the fund's name, the applicable class name, the firm's fund account number, and the dollar amount or number of shares to be sold. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Call your investment professional or call Fidelity at the appropriate number found in "General Information" for instructions.

In Person

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Bring a letter of instruction to your investment professional. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Trust

  Bring a letter of instruction to your investment professional. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Bring a letter of instruction to your investment professional. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Visit your investment professional for instructions.

Automatically
  Use Fidelity Advisor Systematic Exchange Program to exchange to the same class of another Fidelity fund that offers Advisor classes of shares or to certain Fidelity funds.
  Use Fidelity Advisor Systematic Withdrawal Program to set up periodic redemptions from your Class A, Class T, Class B, or Class C account.

Prospectus

Shareholder Information - continued

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a Class A shareholder, you have the privilege of exchanging Class A shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund.

As a Class T shareholder, you have the privilege of exchanging Class T shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund. If you purchased your Class T shares through certain investment professionals that have signed an agreement with FDC, you also have the privilege of exchanging your Class T shares for shares of Fidelity Capital Appreciation Fund.

As a Class B shareholder, you have the privilege of exchanging Class B shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares or for Advisor B Class shares of Treasury Fund.

As a Class C shareholder, you have the privilege of exchanging Class C shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares or for Advisor C Class shares of Treasury Fund.

However, you should note the following policies and restrictions governing exchanges:

  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Any exchanges of Class A, Class T, Class B, and Class C shares are not subject to a CDSC.
  Before exchanging into a fund or class, read its prospectus.
  The fund or class you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify the exchange privilege in the future.

Other funds may have different exchange restrictions, and may impose trading fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Prospectus

Account Features and Policies

Features

The following features are available to buy and sell shares of the fund.

Automatic Investment and Withdrawal Programs. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts, or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.

Fidelity Advisor Systematic Investment Program To move money from your bank account to a Fidelity fund that offers Advisor classes of shares.
Minimum Initial $100	Minimum Additional $100	Frequency Monthly, bimonthly, quarterly, or semi-annually

Procedures

  To set up for a new account, complete the appropriate section on the application.
  To set up for existing accounts, call your investment professional or call Fidelity at the appropriate number found in "General Information" for an application.
  To make changes, call your investment professional or call Fidelity at the appropriate number found in "General Information." Call at least 10 business days prior to your next scheduled investment date.

To direct distributions from a Fidelity Defined Trust to Class T of a Fidelity fund that offers Advisor classes of shares.
Minimum Initial Not Applicable	Minimum Additional Not Applicable

Procedures

  To set up for a new or existing account, call your investment professional or call Fidelity at the appropriate number found in "General Information" for the appropriate enrollment form.
  To make changes, call your investment professional or call Fidelity at the appropriate number found in "General Information."

Fidelity Advisor Systematic Exchange Program
To move money from certain Fidelity money market funds to Class A, Class T, Class B, or Class C of a Fidelity fund that offers Advisor classes of shares or from Class A, Class T, Class B, or Class C of a Fidelity fund that offers Advisor classes of shares to the same class of another Fidelity fund.

Minimum $100		Frequency Monthly, quarterly, semi-annually, or annually

Procedures

  To set up, call your investment professional or call Fidelity at the appropriate number found in "General Information" after both accounts are opened.
  To make changes, call your investment professional or call Fidelity at the appropriate number found in "General Information." Call at least 2 business days prior to your next scheduled exchange date.
  The account from which the exchanges are to be processed must have a minimum balance of $10,000. The account into which the exchange is being processed must have a minimum balance of $1,000.

Fidelity Advisor Systematic Withdrawal Program To set up periodic redemptions from your Class A, Class T, Class B, or Class C account to you or to your bank checking account.
Minimum $100	Maximum $50,000	Frequency Class A and Class T: Monthly, quarterly, or semi-annually Class B and Class C: Monthly or quarterly

Procedures

  Accounts with a value of $10,000 or more in Class A, Class T, Class B, or Class C shares are eligible for this program.
  To set up, call your investment professional or call Fidelity at the appropriate number found in "General Information" for instructions.
  To make changes, call your investment professional or call Fidelity at the appropriate number found in "General Information." Call at least 10 business days prior to your next scheduled withdrawal date.
  Aggregate redemptions per 12-month period from your Class B or Class C account may not exceed 10% of the account value and are not subject to a CDSC; and you may set your withdrawal amount as a percentage of the value of your account or a fixed dollar amount.
  Because of Class A's and Class T's front-end sales charge, you may not want to set up a systematic withdrawal plan during a period when you are buying Class A or Class T shares on a regular basis.

Prospectus

Shareholder Information - continued

Other Features. The following other features are also available to buy and sell shares of the fund.

Wire To purchase and sell shares via the Federal Reserve Wire System.
  You must sign up for the wire feature before using it. Complete the appropriate section on the application when opening your account.
  Call your investment professional or call Fidelity at the appropriate number found in "General Information" before your first use to verify that this feature is set up on your account.
  To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
  To add the wire feature or to change the bank account designated to receive redemption proceeds at any time prior to making a redemption request, you should send a letter of instruction, including a signature guarantee, to your investment professional or to Fidelity at the address found in "General Information."

Fidelity Advisor Money Line To transfer money between your bank account and your fund account.
  You must sign up for the Fidelity Advisor Money Line feature before using it. Complete the appropriate section on the application and then call your investment professional or call Fidelity at the appropriate number found in "General Information" before your first use to verify that this feature is set up on your account.
  Maximum transaction: $100,000

Policies

The following policies apply to you as a shareholder.

Statements and reports that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
  Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-877-208-0098 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, call Fidelity at 1-877-208-0098.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

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When you sign your account application, you will be asked to certify that your social security or taxpayer identification number (TIN) is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold an amount subject to the applicable backup withholding rate from your taxable distributions and redemptions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

If your account balance falls below $1,000 for any reason, including solely due to declines in NAV, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, and any applicable CDSC, on the day your account is closed. Accounts not subject to account minimums will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in February and December.

Earning Dividends

When you buy shares, your method of payment will determine when dividends begin to accrue. For example, shares purchased through an investment professional using the National Security Clearing Corporation begin to earn dividends on the day the fund receives payment for those shares. Shares purchased through an investment professional by any other method begin to earn dividends on the first business day following the day the fund receives payment. If you purchase your shares directly from the fund by check or wire, those shares begin to earn dividends on the first business day following the day you placed your purchase order.

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Shareholder Information - continued

Shares sold through an investment professional using the National Security Clearing Corporation earn dividends until, but not including, the day redemption proceeds are processed. Shares sold through an investment professional by any other method earn dividends until, but not including, the first business day following the day redemption proceeds are processed. Shares sold other than through an investment professional earn dividends until, but not including, the first business day following the day of redemption.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for each class:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in the same class of shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of certain identically registered Fidelity funds. Your capital gain distributions will be automatically invested in the same class of shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of certain identically registered Fidelity funds, automatically reinvested in additional shares of the same class of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you.

Prospectus

Taxes on distributions. The fund seeks to earn income and pay dividends exempt from federal income tax.

Income exempt from federal income tax may be subject to state or local tax. A portion of the dividends you receive may be subject to federal and state income taxes and also may be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to the fund's sale of municipal bonds.

For federal tax purposes, certain of the fund's distributions, including distributions of short-term capital gains and gains on the sale of bonds characterized as market discount, are taxable to you as ordinary income, while the fund's distributions of long-term capital gains are taxable to you generally as capital gains.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as taxable income or a return of capital to shareholders for tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a potentially taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in the same class of shares of another Fidelity fund that offers Advisor classes of shares or shares of certain Fidelity funds, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

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Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of March 30, 2004, FMR had approximately $8.8 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

Affiliates assist FMR with foreign investments:

  Fidelity International Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of September 28, 2004, FIIA had approximately $17.9 billion in discretionary assets under management. For the fund, FIIA may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.
  Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), at 25 Cannon Street, London, EC4M 5TA, England, serves as a sub-adviser for the fund. As of September 28, 2004, FIIA(U.K.)L had approximately $10.7 billion in discretionary assets under management. For the fund, FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

Fidelity Investments Money Management, Inc. (FIMM), at One Spartan Way, Merrimack, New Hampshire 03054, serves as a sub-adviser for the fund. FIMM has day-to-day responsibility for choosing investments for the fund.

FIMM is an affiliate of FMR. As of March 30, 2004, FIMM had approximately $268.3 billion in discretionary assets under management.

Mark Sommer is manager of the fund, which he has managed since January 2003. He also manages other Fidelity funds. Since joining Fidelity Investments in 1992, Mr. Sommer has worked as an analyst and manager.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

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Fund Services - continued

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For December 2004, the group fee rate was 0.12%. The individual fund fee rate is 0.25%.


The total management fee for the fiscal year ended December 31, 2004, was 0.38% of the fund's average net assets.

FMR pays FIMM for providing sub-advisory services. FMR or FIMM pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.


Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes each class's shares.

Intermediaries, such as banks, broker-dealers, and other service-providers, may receive from FMR, FDC and/or their affiliates compensation for their services intended to result in the sale of shares of the fund. This compensation may be paid in some or all of the following forms.

  sales charges and concessions
  distribution and/or service (12b-1) fees
  finder's fees
  payments for additional distribution-related activities and/or shareholder services
  payments for educational seminars and training, including seminars sponsored by FMR or an affiliate

These payments are described in more detail on the following pages and in the statement of additional information (SAI).

You may pay a sales charge when you buy or sell your Class A, Class T, Class B, and Class C shares.

FDC collects the sales charge.

As described in detail on the following pages, you may be entitled to a waiver of your sales charge, or to pay a reduced sales charge, when you buy or sell Class A, Class T, Class B, and Class C shares.

Prospectus

The front-end sales charge will be reduced for purchases of Class A and Class T shares according to the sales charge schedules below.

Sales Charges and Concessions - Class A

	Sales Charge
	As a % of offering priceA	As an approximate % of net amount investedA	Investment professional concession as % of offering price
Up to $49,999	3.75%	3.91%	3.00%
$50,000 to $99,999	3.00%	3.10%	2.25%
$100,000 to $249,999	2.25%	2.30%	1.75%
$250,000 to $499,999	1.75%	1.78%	1.50%
$500,000 to $999,999	1.50%	1.52%	1.25%
$1,000,000 to $24,999,999	0.50%	0.50%	0.50%
$25,000,000 or more	 NoneB	 NoneB	 B

A The actual sales charge you pay may be higher or lower due to rounding than those calculated using these percentages.

B See "Special Purchase Shares" on page <Click Here>.

Sales Charges and Concessions - Class T

	Sales Charge
	As a % of offering priceA	As an approximate % of net amount investedA	Investment professional concession as % of offering price
Up to $49,999	2.75%	2.83%	2.25%
$50,000 to $99,999	2.25%	2.30%	2.00%
$100,000 to $249,999	1.75%	1.78%	1.50%
$250,000 to $499,999	1.50%	1.52%	1.25%
$500,000 to $999,999	1.00%	1.01%	0.75%
$1,000,000 or more	 NoneB	 NoneB	 B

A The actual sales charge you pay may be higher or lower due to rounding than those calculated using these percentages.

B See "Special Purchase Shares" on page <Click Here>.

Class A or Class T shares purchased by an individual or company through the Combined Purchase, Rights of Accumulation, or Letter of Intent program may receive a reduced front-end sales charge according to the sales charge schedules above. To qualify for a Class A or Class T front-end sales charge reduction under one of these programs, you must notify Fidelity in advance of your purchase.

Combined Purchase, Rights of Accumulation, and Letter of Intent Programs. The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Combined Purchase, Rights of Accumulation, or Letter of Intent program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account or for a single or parent-subsidiary group of "employee benefit plans" (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code).

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Fund Services - continued

Combined Purchase. To receive a Class A or Class T front-end sales charge reduction, if you are a new shareholder, you may combine your purchase of Class A or Class T shares with purchases of: (i) Class A, Class T, Class B, and Class C shares of any Fidelity fund that offers Advisor classes of shares, (ii) Advisor B Class shares and Advisor C Class shares of Treasury Fund, and (iii) Class A Units (New and Old), Class B Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor 529 Plan. For your purchases to be aggregated for the purpose of qualifying for the Combined Purchase program, they must be made on the same day through one intermediary.

Rights of Accumulation. To receive a Class A or Class T front-end sales charge reduction, if you are an existing shareholder, you may add to your purchase of Class A or Class T shares the current value of your holdings in: (i) Class A, Class T, Class B, and Class C shares of any Fidelity fund that offers Advisor classes of shares, (ii) Advisor B Class shares and Advisor C Class shares of Treasury Fund, (iii) Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund acquired by exchange from any Fidelity fund that offers Advisor classes of shares, (iv) Class N and Class O shares of Destiny I and Destiny II, and (v) Class A Units (New and Old), Class B Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor 529 Plan. The current value of your holdings is determined at the NAV at the close of business on the day prior to your purchase of Class A or Class T shares. The current value of your holdings will be added to your purchase of Class A or Class T shares for the purpose of qualifying for the Rights of Accumulation program. For your purchases and holdings to be aggregated for the purpose of qualifying for the Rights of Accumulation program, they must have been made through one intermediary.

Letter of Intent. You may receive a Class A or Class T front-end sales charge reduction on your purchases of Class A and Class T shares made during a 13-month period by signing a Letter of Intent (Letter). Each Class A or Class T purchase you make after you sign the Letter will be entitled to the reduced front-end sales charge applicable to the total investment indicated in the Letter. Purchases of the following may be aggregated for the purpose of completing your Letter: (i) Class A and Class T shares of any Fidelity fund that offers Advisor classes of shares (except those acquired by exchange from Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund that had been previously exchanged from a Fidelity fund that offers Advisor classes of shares), (ii) Class B and Class C shares of any Fidelity fund that offers Advisor classes of shares, (iii) Advisor B Class shares and Advisor C Class shares of Treasury Fund, and (iv) Class A Units (New and Old), Class B Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor 529 Plan. Reinvested income and capital gain distributions will not be considered purchases for the purpose of completing your Letter. You must file your Letter with Fidelity within 90 days of the start of your purchases toward completing your Letter. For your purchases to be aggregated for the purpose of completing your Letter, they must be made through one intermediary. Your initial purchase toward completing your Letter must be at least 5% of the total investment specified in your Letter. Class A and Class T shares acquired through an employee benefit plan, a Traditional IRA, a Roth IRA, a rollover IRA, a 403(b) program, or a plan covering a sole proprietor (formerly Keogh/H.R. 10 plan) will be included for purposes of completing your Letter but may not be used to meet the initial investment minimum of 5% of the total investment specified in your Letter. Fidelity will register Class A or Class T shares equal to 5% of the total investment specified in your Letter in your name and will hold those shares in escrow. You will earn income, dividends and capital gain distributions on escrowed Class A and Class T shares. The escrow will be released when you complete your Letter. You are not obligated to complete your Letter. If you do not complete your Letter, you must pay the increased front-end sales charges due. If you do not pay the increased front-end sales charges within 20 days after the date your Letter expires, Fidelity will redeem sufficient escrowed Class A or Class T shares to pay any applicable front-end sales charges. If you purchase more than the amount specified in your Letter and qualify for additional Class A or Class T front-end sales charge reductions, the front-end sales charge will be adjusted to reflect your total purchase at the end of 13 months and the surplus amount will be applied to your purchase of additional Class A or Class T shares at the then-current offering price applicable to the total investment.

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Detailed information about these programs also is available on www.advisor.fidelity.com. In order to obtain the benefit of a front-end sales charge reduction for which you may be eligible, you may need to inform your investment professional of other accounts you, your spouse, or your children maintain with your investment professional or other investment professionals from the same intermediary.

Class B shares may, upon redemption for any reason, including failure to maintain the account minimum, be assessed a CDSC based on the following schedule:

From Date of Purchase	Contingent Deferred Sales Charge
Less than 1 year	3%
1 year to less than 2 years	2%
2 years to less than 3 years	1%
3 years to less than 4 yearsA	0%

A After a maximum of four years, Class B shares will convert automatically to Class A shares of the fund.

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Fund Services - continued

When exchanging Class B shares of one fund for Class B shares of another Fidelity fund that offers Advisor classes of shares or Advisor B Class shares of Treasury Fund, your Class B shares retain the CDSC schedule in effect when they were originally bought.

Except as provided below, investment professionals receive as compensation from FDC, at the time of sale, a concession equal to 2.00% of your purchase of Class B shares. For purchases of Class B shares through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.

Class C shares may, upon redemption less than one year after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 1.00%.

Except as provided below, investment professionals will receive as compensation from FDC, at the time of the sale, a concession equal to 1.00% of your purchase of Class C shares. For purchases of Class C shares made for an intermediary-sponsored managed account program, employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.

The CDSC for Class B and Class C shares will be calculated based on the lesser of the cost of the Class B or Class C shares, as applicable, at the initial date of purchase or the value of those Class B or Class C shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class B and Class C shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a CDSC. In determining the applicability and rate of any CDSC at redemption, Class B or Class C shares representing reinvested dividends and capital gains will be redeemed first, followed by those Class B or Class C shares that have been held for the longest period of time.

A front-end sales charge will not apply to the following Class A shares:

1. Purchased for an employee benefit plan (as defined in the Employee Retirement Income Security Act) (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program other than a Fidelity Advisor 403(b) program for which Fidelity or an affiliate serves as custodian, with at least $25 million or more in plan assets;

2. Purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program investing through an insurance company separate account used to fund annuity contracts;

3. Purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program investing through a trust institution, bank trust department or insurance company, or any such institution's broker-dealer affiliate that is not part of an organization primarily engaged in the brokerage business. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs that participate in the Advisor Retirement Connection or are Fidelity Advisor 403(b) programs for which Fidelity or an affiliate serves as custodian, do not qualify for this waiver;

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4. Purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program investing through an investment professional sponsored program that requires the participating employee benefit plan to invest initially in Class C or Class B shares and, upon meeting certain criteria, subsequently requires the plan to invest in Class A shares;

5. Purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)), 403(b) programs, and accounts managed by third parties do not qualify for this waiver;

6. Purchased by a broker-dealer for a managed account that is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs do not qualify for this waiver;

7. Purchased by a registered investment adviser that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs do not qualify for this waiver;

8. Purchased with proceeds from the sale of front-end load shares of a non-Advisor mutual fund for an account participating in the FundSelect by Nationwide program;

9. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of investment professionals having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative, or other employee of investment professionals having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals;

10. Purchased by the Fidelity Investments Charitable Gift Fund; or

11. Purchased to repay a loan against Class A or Class B shares held in the investor's Fidelity Advisor 403(b) program for which Fidelity or an affiliate serves as custodian.

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Fund Services - continued

A sales load waiver form must accompany these transactions.

A front-end sales charge will not apply to the following Class T shares:

1. Purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or 403(b) programs;

2. Purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Accounts managed by third parties do not qualify for this waiver;

3. Purchased by a broker-dealer for a managed account that is charged an asset-based fee;

4. Purchased by a registered investment adviser that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee;

5. Purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program other than a Fidelity Advisor 403(b) program for which Fidelity or an affiliate serves as custodian;

6. Purchased for a Fidelity or Fidelity Advisor account (including purchases by exchange) with the proceeds of a distribution from (i) an insurance company separate account used to fund annuity contracts for employee benefit plans, 403(b) programs, or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) that are invested in Fidelity Advisor or Fidelity funds, or (ii) an employee benefit plan, a 403(b) program other than a Fidelity Advisor 403(b) program for which Fidelity or an affiliate serves as custodian, or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) that is invested in Fidelity Advisor or Fidelity funds. (Distributions other than those transferred to an IRA account must be transferred directly into a Fidelity account.);

7. Purchased for any state, county, or city, or any governmental instrumentality, department, authority or agency;

8. Purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director or regular employee of FMR Corp. or Fidelity International Limited (FIL) or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;

9. Purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, but excluding the Fidelity Investments Charitable Gift Fund) investing $100,000 or more;

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10. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of investment professionals having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative, or other employee of investment professionals having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals;

11. Purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code);

12. Purchased with distributions of income, principal, and capital gains from Fidelity Defined Trusts;

13. Purchased by the Fidelity Investments Charitable Gift Fund; or

14. Purchased to repay a loan against Class T shares held in the investor's Fidelity Advisor 403(b) program for which Fidelity or an affiliate serves as custodian.

A sales load waiver form must accompany these transactions.

Pursuant to Rule 22d-1 under the Investment Company Act of 1940, FDC exercises its right to waive Class A's and Class T's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or acquisition of any investment company or trust.

The Class B or Class C CDSC will not apply to the redemption of shares:

1. For disability or death, provided that the shares are sold within one year following the death or the initial determination of disability;

2. That are permitted without penalty at age 70 1/2 pursuant to the Internal Revenue Code from retirement plans or accounts (other than of shares purchased on or after February 11, 1999 for Traditional IRAs, Roth IRAs and Rollover IRAs);

3. For disability, payment of death benefits, or minimum required distributions starting at age 70 1/2 from Traditional IRAs, Roth IRAs and Rollover IRAs purchased on or after February 11, 1999; or

4. Through the Fidelity Advisor Systematic Withdrawal Program;

5. (Applicable to Class C only) From an employee benefit plan, 403(b) program, or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan); or

6. (Applicable to Class C only) From an intermediary-sponsored managed account program.

A waiver form must accompany these transactions.

To qualify for a Class A or Class T front-end sales charge reduction or waiver, you must notify Fidelity in advance of your purchase.

Prospectus

Fund Services - continued

To qualify for a Class B or Class C CDSC waiver, you must notify Fidelity in advance of your redemption.

Information on sales charge reductions and waivers, including CDSC waivers, is available free of charge on www.advisor.fidelity.com.

Special Purchase Shares. Certain Class A and Class T shares may be subject to a CDSC of 0.25% of the lesser of the cost of the shares at the date of purchase or the value of the shares at the time of redemption. These shares, referred to in this prospectus as "Special Purchase Shares," are Class A and Class T shares sold by investment professionals who receive a finder's fee from FDC equal to 0.25% of their purchase amount. Finder's fees are paid only in connection with purchases of: (i) Class A shares in amounts of $1 million or more that qualify for a Class A load waiver; (ii) Class A shares in amounts of $25 million or more; and (iii) Class T shares in amounts of $1 million or more. Investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.25% of the purchase amount. Finder's fees are not paid in connection with purchases of Class A or Class T shares by insurance company separate accounts.

Investment professionals may be eligible for a finder's fee at the rate of 0.25% of the purchase amount on the following purchases of Class A shares of all funds made through broker-dealers and banks: an individual trade of $25 million or more; an individual trade of $1 million or more that is load waived; a trade that brings the value of the accumulated account(s) of an investor (including an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)) or 403(b) program) over $25 million; a load waived trade that brings the value of the accumulated account(s) of an investor (including an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)) or 403(b) program) over $1 million; a trade for an investor with an accumulated account value of $25 million or more; a load waived trade for an investor with an accumulated account value of $1 million or more; an incremental trade toward an investor's $25 million Letter; and an incremental load waived trade toward an investor's $1 million Letter.

Investment professionals may be eligible for a finder's fee at the rate of 0.25% of the purchase amount on the following purchases of Class T shares of all funds made through broker-dealers and banks: an individual trade of $1 million or more; a trade that brings the value of the accumulated account(s) of an investor (including an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)) or 403(b) program) over $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million Letter.

Prospectus

For the purpose of determining the availability of Class A or Class T finder's fees, purchases of Class A or Class T shares made (i) with the proceeds from the redemption of shares of any Fidelity fund or (ii) by the Fidelity Investments Charitable Gift Fund, will not be considered.

The CDSC will be assessed on Special Purchase Shares if they do not remain in Class A or Class T shares of Fidelity funds that offer Advisor classes of shares, or Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund, for a period of at least one uninterrupted year. Shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a CDSC.

To determine the applicability of the CDSC, Class A, Class T, or Daily Money Class shares representing reinvested dividends and capital gains will be redeemed first, followed by Special Purchase Shares that have been held for the longest period of time. Special Purchase Shares held for less than one year will be redeemed last.

To qualify to receive a finder's fee, an investment professional must notify Fidelity in advance of the eligible purchase, and may be required to enter into an agreement with FDC in order to receive the finder's fee.

The CDSC on Special Purchase Shares will not apply to the redemption of shares:

1. Held by insurance company separate accounts;

2. For plan loans or distributions or exchanges to non-Advisor fund investment options from employee benefit plans (except shares of SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans) purchased on or after February 11, 1999) and 403(b) programs other than Fidelity Advisor 403(b) programs for which Fidelity or an affiliate serves as custodian; or

3. For disability, payment of death benefits, or minimum required distributions starting at age 70 1/2 from Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEPs, SARSEPs, and plans covering a sole-proprietor or self-employed individuals and their employees (formerly Keogh/H.R. 10 plans).

A waiver form must accompany these transactions.

To qualify for a Special Purchase Share CDSC waiver, you must notify Fidelity in advance of your redemption.

Reinstatement Privilege. If you have sold all or part of your Class A, Class T, Class B, or Class C shares of the fund, you may reinvest an amount equal to all or a portion of the redemption proceeds in the same class of the fund or another Fidelity fund that offers Advisor classes of shares, at the NAV next determined after receipt in proper form of your investment order, provided that such reinvestment is made within 90 days of redemption. Under these circumstances, the dollar amount of the CDSC you paid, if any, on shares will be reimbursed to you by reinvesting that amount in Class A, Class T, Class B, or Class C shares, as applicable. You must reinstate your Class A, or Class T, or Class B, or Class C shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the fund and certain restrictions may apply. For purposes of the CDSC schedule, the holding period will continue as if the Class A, or Class T, or Class B, or Class C shares had not been redeemed.

Prospectus

Fund Services - continued

To qualify for the reinstatement privilege, you must notify Fidelity in writing in advance of your reinvestment.

Conversion Feature. After a maximum of four years from the initial date of purchase, Class B shares and any capital appreciation associated with those shares convert automatically to Class A shares of the fund. Conversion to Class A shares will be made at NAV. At the time of conversion, a portion of the Class B shares bought through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class B non-Dividend Shares to your total Class B non-Dividend Shares.

Class A has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class A is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class A shares. Class A may pay this 12b-1 (distribution) fee at an annual rate of 0.15% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.15% of Class A's average net assets when the Trustees believe that it is in the best interests of Class A shareholders to do so.

In addition, pursuant to the Class A plan, Class A is authorized to pay FDC a monthly 12b-1 (service) fee as compensation for providing shareholder support services. Class A may pay this 12b-1 (service) fee at an annual rate of 0.25% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class A currently pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.15% of its average net assets throughout the month. Class A's 12b-1 (service) fee rate may be increased only when the Trustees believe it is in the best interests of Class A shareholders to do so.

FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services.

Class T has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class T is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class T shares. Class T may pay this 12b-1 (distribution) fee at an annual rate of 0.15% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.15% of Class T's average net assets when the Trustees believe that it is in the best interests of Class T shareholders to do so.

Prospectus

In addition, pursuant to the Class T plan, Class T pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class T's average net assets throughout the month for providing shareholder support services.

FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services.

Class B has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class B is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class B shares. Class B may pay this 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class B currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.65% of its average net assets throughout the month. Class B's 12b-1 (distribution) fee rate may be increased only when the Trustees believe that it is in the best interests of Class B shareholders to do so.

In addition, pursuant to the Class B plan, Class B pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class B's average net assets throughout the month for providing shareholder support services.

FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services.

Class C has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class C is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class C shares. Class C currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets throughout the month.

In addition, pursuant to the Class C plan, Class C pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class C's average net assets throughout the month for providing shareholder support services.

Normally, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (distribution) fees to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of the 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.

Prospectus

Fund Services - continued

For purchases of Class C shares made for an intermediary-sponsored managed account program, employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvestment of dividends or capital gain distributions, during the first year of investment and thereafter, FDC may reallow up to the full amount of this 12b-1 (distribution) fee paid by such shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of this 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

Because 12b-1 fees are paid out of each class's assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

To receive sales concessions, finder's fees, and payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

In addition to the above payments, each plan specifically recognizes that FMR may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of the applicable class's shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class A, Class T, Class B, and Class C. The SAI contains further details about these payments made by FMR, FDC and their affiliates and the services provided by intermediaries. Please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC and/or their affiliates, as well as fees and/or commissions the intermediary charges. You should also consult disclosures made by your investment professional at the time of purchase.

If mutual fund sponsors and their affiliates make distribution-related payments in varying amounts, investment professionals may have an incentive to recommend one mutual fund over another. Similarly, investment professionals that receive more distribution assistance for one share class versus another may have an incentive to recommend that class over another.

In addition, the fund's transfer agent or an affiliate may also make non-distribution related payments and reimbursements from its own resources to intermediaries for performing recordkeeping and administrative services that the fund's transfer agent would otherwise have to perform directly. These payments are not charged to the fund and do not increase the fund's total expenses. Please see "Transfer and Service Agent Agreements" in the SAI for more information.

Prospectus

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights tables are intended to help you understand each class's financial history for the period of the class's operations. Certain information reflects financial results for a single class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Fidelity Advisor Short-Intermediate Municipal Income - Class A

Years ended December 31,	2004	2003F
Selected Per-Share Data
Net asset value, beginning of period 	$ 10.50	$ 10.49
Income from Investment Operations
Net investment incomeE 	 .250	 .115
Net realized and unrealized gain (loss) 	 (.090)	 .071
Total from investment operations 	 .160	 .186
Distributions from net investment income 	 (.251)	 (.111)
Distributions from net realized gain 	 (.019)	 (.065)
Total distributions 	 (.270)	 (.176)
Redemption fees added to paid in capitalE 	 -H	 -H
Net asset value, end of period 	$ 10.39	$ 10.50
Total ReturnB,C,D 	 1.55%	 1.78%
Ratios to Average Net AssetsG
Expenses before expense reductions 	 .65%	 .65%A
Expenses net of voluntary waivers, if any 	 .65%	 .65%A
Expenses net of all reductions 	 .64%	 .64%A
Net investment income 	 2.41%	 2.52%A
Supplemental Data
Net assets, end of period (in millions) 	$ 12	$ 9
Portfolio turnover rate 	 45%	 34%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period July 23, 2003 (commencement of sale of shares) to December 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.001 per share.

Prospectus

Appendix - continued

Fidelity Advisor Short-Intermediate Municipal Income - Class T

Years ended December 31,	2004	2003F
Selected Per-Share Data
Net asset value, beginning of period 	$ 10.48	$ 10.49
Income from Investment Operations
Net investment incomeE 	 .238	 .110
Net realized and unrealized gain (loss) 	 (.089)	 .050
Total from investment operations 	 .149	 .160
Distributions from net investment income 	 (.240)	 (.105)
Distributions from net realized gain 	 (.019)	 (.065)
Total distributions 	 (.259)	 (.170)
Redemption fees added to paid in capitalE 	 -H	 -H
Net asset value, end of period 	$ 10.37	$ 10.48
Total ReturnB,C,D 	 1.44%	 1.54%
Ratios to Average Net AssetsG
Expenses before expense reductions 	 .76%	 .77%A
Expenses net of voluntary waivers, if any 	 .76%	 .77%A
Expenses net of all reductions 	 .75%	 .76%A
Net investment income 	 2.30%	 2.41%A
Supplemental Data
Net assets, end of period (in millions) 	$ 20	$ 12
Portfolio turnover rate 	 45%	 34%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period July 23, 2003 (commencement of sale of shares) to December 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.001 per share.

Prospectus

Fidelity Advisor Short-Intermediate Municipal Income - Class B

Years ended December 31,	2004	2003F
Selected Per-Share Data
Net asset value, beginning of period 	$ 10.49	$ 10.49
Income from Investment Operations
Net investment incomeE 	 .172	 .081
Net realized and unrealized gain (loss) 	 (.080)	 .059
Total from investment operations 	 .092	 .140
Distributions from net investment income 	 (.173)	 (.075)
Distributions from net realized gain 	 (.019)	 (.065)
Total distributions 	 (.192)	 (.140)
Redemption fees added to paid in capitalE 	 -H	 -H
Net asset value, end of period 	$ 10.39	$ 10.49
Total ReturnB,C,D 	 .89%	 1.34%
Ratios to Average Net AssetsG
Expenses before expense reductions 	 1.40%	 1.40%A
Expenses net of voluntary waivers, if any 	 1.40%	 1.40%A
Expenses net of all reductions 	 1.39%	 1.39%A
Net investment income 	 1.65%	 1.78%A
Supplemental Data
Net assets, end of period (in millions) 	$ 4	$ 2
Portfolio turnover rate 	 45%	 34%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period July 23, 2003 (commencement of sale of shares) to December 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.001 per share.

Prospectus

Appendix - continued

Fidelity Advisor Short-Intermediate Municipal Income - Class C

Years ended December 31,	2004	2003F
Selected Per-Share Data
Net asset value, beginning of period 	$ 10.48	$ 10.49
Income from Investment Operations
Net investment incomeE 	 .159	 .077
Net realized and unrealized gain (loss) 	 (.080)	 .048
Total from investment operations 	 .079	 .125
Distributions from net investment income 	 (.160)	 (.070)
Distributions from net realized gain 	 (.019)	 (.065)
Total distributions 	 (.179)	 (.135)
Redemption fees added to paid in capitalE 	 -H	 -H
Net asset value, end of period 	$ 10.38	$ 10.48
Total ReturnB,C,D 	 .77%	 1.20%
Ratios to Average Net AssetsG
Expenses before expense reductions 	 1.52%	 1.50%A
Expenses net of voluntary waivers, if any 	 1.52%	 1.50%A
Expenses net of all reductions 	 1.51%	 1.49%A
Net investment income 	 1.53%	 1.67%A
Supplemental Data
Net assets, end of period (in millions) 	$ 11	$ 8
Portfolio turnover rate 	 45%	 34%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period July 23, 2003 (commencement of sale of shares) to December 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.001 per share.

Prospectus

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. The fund will provide a full list of its holdings on Fidelity's web site, www.advisor.fidelity.com (Literature and Fund), 60 days after fiscal quarter-end. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-02720

Spartan, Fidelity Investments & (Pyramid) Design, Advisor Money Line, and Directed Dividends are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

1.785074.103 ASTM-pro-0205

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity Advisor

Short-Intermediate Municipal Income

Fund

Institutional Class

(Fund 1276, CUSIP 316203850)

Prospectus

February 27, 2005

Institutional Class is a class of Spartan® Short-Intermediate Municipal Income Fund

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Account Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

The fund seeks as high a level of current income, exempt from federal income tax, as is consistent with preservation of capital.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing at least 80% of assets in investment-grade municipal securities whose interest is exempt from federal income tax.
  Managing the fund to have similar overall interest rate risk to an index, which as of December 31, 2004, was the Lehman Brothers® 1-6 Year Municipal Bond Index.
  Normally maintaining a dollar-weighted average maturity between two and five years.
  Allocating assets across different market sectors and maturities.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer to select investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Performance

The following information is intended to help you understand the risks of investing in Spartan® Short-Intermediate Municipal Income Fund (the fund). The information illustrates the fund's performance over the past year, as represented by the performance of Institutional Class, and compares Institutional Class's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Institutional Class also compares its performance to the performance of an additional index over various periods of time. Returns (before and after taxes) are based on past results and are not an indication of future performance.

Prospectus

Fund Summary - continued

Year-by-Year Returns

Fidelity Advisor Short-Intermediate Municipal Income - Institutional Class
Calendar Year	2004
1.71%



During the period shown in the chart for Institutional Class of the fund:	Returns	Quarter ended
Highest Quarter Return	 1.92%	September 30, 2004
Lowest Quarter Return	 -1.46%	June 30, 2004

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

Prospectus

For the periods ended December 31, 2004	Past 1 year	Life of classA
Fidelity Advisor Short-Intermediate Municipal Income Fund
Institutional Class - Return Before Taxes	 1.71%	 2.42%
 Return After Taxes on Distributions	 1.69%	 2.33%
 Return After Taxes on Distributions and Sale of Fund Shares	 2.06%	 2.44%
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	 4.48%	 5.43%
Lehman Brothers 1-6 Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	 2.04%	 2.61%
LipperSM Short-Intermediate Municipal Debt Funds Average (reflects no deduction for sales charges or taxes)	 1.63%	--

A From July 23, 2003.

If FMR were to reimburse certain expenses, returns would be higher during these periods.

Lehman Brothers Municipal Bond Index is a market value-weighted index of investment-grade fixed-rate tax-exempt municipal bonds with maturities of one year or more.

Lehman Brothers 1-6 Year Municipal Bond Index is a market value-weighted index of investment-grade fixed-rate municipal bonds with maturities between one and six years.

The Lipper Funds Average reflects the performance of mutual funds with similar objectives.

Fee Table

The following table describes the fees and expenses that are incurred when you buy, hold, or sell Institutional Class shares of the fund. The annual class operating expenses provided below for Institutional Class do not reflect the effect of any reduction of certain expenses during the period.

Shareholder fees (paid by the investor directly)

Institutional Class
Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 30 days (as a % of amount redeemed)A	0.50%

A A redemption fee may be charged when you sell your shares or if your shares are redeemed because your account falls below the account minimum for any reason, including solely due to declines in net asset value per share.

Prospectus

Fund Summary - continued

Annual operating expenses (paid from class assets)

Institutional Class
Management fee	0.38%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.11%
Total annual class operating expensesA	0.49%

A Effective July 23, 2003, FMR has voluntarily agreed to reimburse Institutional Class of the fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 0.53%. This arrangement may be discontinued by FMR at any time.




This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that Institutional Class's annual return is 5% and that your shareholder fees and Institutional Class's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Institutional Class
1 year	$ 50
3 years	$ 157
5 years	$ 274
10 years	$ 616

Through arrangements with the fund's custodian and pricing and bookkeeping agent, credits realized as a result of uninvested cash balances are used to reduce custodian and pricing and bookkeeping expenses. Including these reductions, the total Institutional Class operating expenses would have been 0.48%.

Prospectus

Fund Basics

Investment Details

Investment Objective

The fund seeks as high a level of current income, exempt from federal income tax, as is consistent with preservation of capital.

Principal Investment Strategies

FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal income tax. The municipal securities in which the fund invests are normally investment-grade (those of medium and high quality). Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR uses an index that represents the market for the types of securities in which the fund invests as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of December 31, 2004, FMR was using the Lehman Brothers 1-6 Year Municipal Bond Index in managing the fund's investments. In addition, the fund normally maintains a dollar-weighted average maturity between two and five years. As of December 31, 2004, the fund's dollar-weighted average maturity was approximately 3.3 years and the index's dollar-weighted average maturity was approximately 4.3 years.

FMR allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector or maturity.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR analyzes a security's structural features and current price compared to its estimated long-term value, any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

In addition to the principal investment strategies discussed above, FMR may invest the fund's assets in lower-quality debt securities, and may use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, interest rates or other factors that affect security values. FMR may invest the fund's assets in municipal debt securities by investing in other funds. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds, and other securities that FMR believes have debt-like characteristics, including hybrids and synthetic securities.

Prospectus

Fund Basics - continued

Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

Principal Investment Risks

Many factors affect the fund's performance. The fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR may invest a significant percentage of the fund's assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

The following factors can significantly affect the fund's performance:

Municipal Market Volatility. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Prospectus

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to these changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service (IRS) determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.

Generally, the fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. Neither FMR nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal tax treatment of the structure.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance, and the fund could distribute income subject to federal income tax.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

The fund seeks as high a level of current income, exempt from federal income tax, as is consistent with preservation of capital. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal income tax.

Prospectus

Fund Basics - continued

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates Institutional Class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). The fund's assets are valued as of this time for the purpose of computing Institutional Class's NAV.

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair value pricing may be used for high yield debt and floating rate loans when available pricing information is stale or is determined for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

For account, product, and service information, please call 1-877-208-0098 (8:30 a.m. - 7:00 p.m. Eastern time, Monday through Friday).

Please use the following addresses:

Buying or Selling Shares

Fidelity Investments
P.O. Box 770002
Cincinnati, OH 45277-0081

Overnight Express
Fidelity Investments
100 Crosby Parkway
Covington, KY 41015

You may buy or sell Institutional Class shares of the fund through an investment professional. When you invest through an investment professional, the procedures for buying, selling, and exchanging Institutional Class shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in Institutional Class shares of the fund, including a transaction fee if you buy or sell Institutional Class shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone, may be unavailable or delayed (for example, during periods of unusual market activity).

The different ways to set up (register) your account with Fidelity are listed in the following table.

Ways to Set Up Your Account
Individual or Joint Tenant For your general investment needs
Gifts or Transfers to a Minor (UGMA, UTMA) To invest for a child's education or other future needs
Trust For money being invested by a trust
Business or Organization For investment needs of corporations, associations, partnerships, or other groups

Frequent purchases and sales of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the fund's NAV. Accordingly, the Board of Trustees has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares. However, there is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent frequent trading. The fund may alter its policies at any time without prior notice to shareholders.

There is no minimum holding period and shareholders can sell their shares at any time. Shareholders will ordinarily comply with the fund's policies regarding excessive trading by allowing 90 days to pass after each investment before they sell or exchange from the fund. The fund may take action if shares are held longer than 90 days if the trading is disruptive for other reasons such as unusually large trade size. The fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, FMR reserves the right to impose restrictions on purchases or exchanges at any time or conditions that are more restrictive on disruptive, excessive, or short-term trading than those that are otherwise stated in this prospectus. In addition to these policies, the fund imposes a redemption fee (short-term trading fee) on redemptions from the fund which is discussed in "Selling Shares."

Prospectus

Shareholder Information - continued

Excessive trading activity is measured by the number of roundtrip transactions in a shareholder's account. A roundtrip transaction occurs when a shareholder buys and then sells shares of a fund within 30 days. Shareholders are limited to two roundtrip transactions per fund within any rolling 90-day period, subject to an overall limit of four roundtrip transactions across all Fidelity funds over a rolling 12-month period. Roundtrip transactions are counted at the shareholder account level for this purpose and each class of a multiple class fund is treated separately. Transactions of $1,000 or less, systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor will not count toward the roundtrip limits. For employer-sponsored retirement plans, only participant directed exchanges will count toward the roundtrip limits.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block for an 85-day period. For repeat offenders, FMR may, but does not have the obligation to, impose long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's common control at any time, other than a participant's account held through an employer-sponsored retirement plan. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted a minimum of one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified wrap programs will be monitored by matching the adviser's orders for purchase, exchange, or sale transactions in fund shares to determine if the adviser's orders comply with the fund's frequent trading policies. Additions to and withdrawals from a qualified wrap program by the adviser's client will not be matched with transactions initiated by the adviser. Therefore if the adviser buys shares of a fund and an individual client subsequently sells shares of the same fund within 30 days, the client's transaction is not matched with the adviser's and therefore does not count as a roundtrip. However, client initiated transactions are subject to the fund's policies on frequent trading and individual clients will be subject to restrictions due to their frequent trading in a wrap account. Excessive trading by an adviser will lead to fund blocks and the wrap program will cease to be a qualified wrap program. If the wrap program is blocked from making additional purchases or exchange purchases of a fund because of excessive trading by the adviser the wrap program will no longer be considered qualified and any transaction whether initiated by the adviser or the client will be matched when counting roundtrips. Commencing no later than March 31, 2005, wrap account client purchases and sale transactions will be monitored under the fund's monitoring policy as though the wrap clients were fund shareholders. A qualified wrap program is: i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Prospectus

The fund's excessive trade monitoring policy described above does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund-of-fund(s) or other strategy funds, or omnibus accounts. Trustees or advisers of donor-advised charitable gift funds must certify to the fund's satisfaction that they either work from an asset allocation model or direct transactions in their accounts in concert with changes in a model portfolio and that participants are limited in their ability to influence investments by the trust. A qualified fund-of-fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's policies on frequent trading to shareholders at the fund-of-fund(s) level, or demonstrates that the fund-of-fund(s) has policies designed to control frequent trading and that they are reasonably likely to be effective as determined by the Fidelity fund's Treasurer. The adviser to the fund-of-fund(s) must also demonstrate to the Fidelity fund's Treasurer that its investment strategy will not lead to excessive trading. Strategy funds must commence monitoring for excessive trading no later than March 31, 2005. Omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to the fund. Short-term trading by these investors is likely to go undetected by the fund and may increase costs and disrupt portfolio management. The fund will monitor aggregate trading in qualified fund-of-funds and known omnibus accounts to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. There is no assurance that these policies will be effective, or will successfully detect or deter market timing.

Prospectus

Shareholder Information - continued

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. There is no assurance that the fund's Treasurer will exercise this authority or, if the Treasurer does so, that the fund will be protected from the risks associated with frequent trading. The actions of the Treasurer are periodically reviewed with the Board of Trustees.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except as provided under the fund's policies with respect to known omnibus accounts, qualified fund-of-fund(s), qualified wrap accounts, donor-advised charitable gift funds, and 30 day roundtrips.

Buying Shares

Institutional Class shares are offered to:

1. Broker-dealer managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, employee benefit plans (as defined in the Employee Retirement Income Security Act), 403(b) programs, and plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) must have at least $50 million in plan assets;

2. Registered investment adviser managed account programs, provided the registered investment adviser is not part of an organization primarily engaged in the brokerage business, and the program (i) charges an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, accounts other than an employee benefit plan, 403(b) program, or plan covering a sole-proprietor (formerly a Keogh/H.R. 10 plan) in the program must be managed on a discretionary basis;

3. Trust institution and bank trust department managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. Accounts managed by third parties are not eligible to purchase Institutional Class shares;

4. Insurance company separate accounts that will have at least $1 million invested in the Institutional Class of the Advisor funds;

5. Current or former Trustees or officers of a Fidelity fund or current or retired officers, directors, or regular employees of FMR Corp. or Fidelity International Limited (FIL) or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, or persons acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;

6. Insurance company programs for employee benefit plans, 403(b) programs, or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. Insurance company programs for employee benefit plans, 403(b) programs, and plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) include such programs offered by a broker-dealer affiliate of an insurance company, provided that the affiliate is not part of an organization primarily engaged in the brokerage business;

Prospectus

7. Employee benefit plan programs covering employees of broker-dealers, registered investment advisers, trust institutions and bank trust departments, and insurance companies having agreements with Fidelity Distributors Corporation (FDC);

8. Mutual funds or qualified tuition programs for which FMR or an affiliate serves as investment manager or fund of fund mutual funds managed by third parties; and

9. Non-U.S. public and private retirement programs and non-U.S. insurance companies, if approved by Fidelity.

For purposes of numbers one through nine above, the term Advisor funds includes any Fidelity fund that offers Advisor classes of shares.

For purchases made by managed account programs, insurance company separate accounts or insurance company programs for employee benefit plans, 403(b) programs, or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans), Fidelity may waive the requirement that $1 million be invested in the Institutional Class of Fidelity funds that offer Advisor classes of shares.

The price to buy one share of Institutional Class is the class's NAV. Institutional Class shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your order is received in proper form.

It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges.

For example, the fund may reject any purchase orders, including exchanges, from market timers or investors that, in FMR's opinion, may be disruptive to the fund.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
  Fidelity does not accept cash.
  When making a purchase with more than one check, each check must have a value of at least $50.
  Fidelity reserves the right to limit the number of checks processed at one time.

Prospectus

Shareholder Information - continued

  Fidelity must receive payment within three business days after an order for shares is placed; otherwise your purchase order may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.
  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.
  Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Institutional Class shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.

Certain financial institutions that meet creditworthiness criteria established by FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.

Minimums
To Open an Account	$2,500
Through regular investment plansA	$100
To Add to an Account	$100
Minimum Balance	$1,000

A An account may be opened with a minimum of $100, provided that a regular investment plan is established at the time the account is opened.

There is no minimum account balance or initial or subsequent purchase minimum for (i) investments through Portfolio Advisory ServicesSM , (ii) investments through a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, or (iii) certain mutual fund wrap program accounts. An eligible wrap program must offer asset allocation services, charge an asset-based fee to its participants for asset allocation and/or other advisory services, and meet trading and other operational requirements under an appropriate agreement with FDC. In addition, the fund may waive or lower purchase minimums in other circumstances.

Prospectus

Key Information
Phone

To Open an Account

  Exchange from the same class of another Fidelity fund that offers Advisor classes of shares or from another Fidelity fund. Call your investment professional or call Fidelity at the appropriate number found in "General Information."

To Add to an Account

  Exchange from the same class of another Fidelity fund that offers Advisor classes of shares or from another Fidelity fund. Call your investment professional or call Fidelity at the appropriate number found in "General Information."
  Use Fidelity Advisor Money Line® to transfer from your bank account. Call your investment professional or call Fidelity at the appropriate number found in "General Information."

Mail Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081

To Open an Account

  Complete and sign the application. Make your check payable to the complete name of the fund and note the applicable class. Mail to your investment professional or to the address at left.

To Add to an Account

  Make your check payable to the complete name of the fund and note the applicable class. Indicate your fund account number on your check and mail to your investment professional or to the address at left.
  Exchange from the same class of other Fidelity funds that offer Advisor classes of shares or from another Fidelity fund. Send a letter of instruction to your investment professional or to the address at left, including your name, the funds' names, the applicable class names, the fund account numbers, and the dollar amount or number of shares to be exchanged.

In Person	To Open an Account Bring your application and check to your investment professional. To Add to an Account Bring your check to your investment professional.
Wire

To Open an Account

  Call your investment professional or call Fidelity at the appropriate number found in "General Information" to set up your account and to arrange a wire transaction.
  Wire to: Deutsche Bank Trust Company Americas, Bank Routing # 021001033, Account # 00159759.
  Specify the complete name of the fund, note the applicable class, and include your new fund account number and your name.

To Add to an Account

  Wire to: Deutsche Bank Trust Company Americas, Bank Routing # 021001033, Account # 00159759.
  Specify the complete name of the fund, note the applicable class, and include your fund account number and your name.

Automatically	To Open an Account Not available. To Add to an Account Use Fidelity Advisor Systematic Investment Program.

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Shareholder Information - continued

Selling Shares

The price to sell one share of Institutional Class is the class's NAV, minus the short-term trading fee, if applicable.

The fund will deduct a 0.50% short-term trading fee from the redemption amount if you sell your shares or your shares are redeemed for failure to maintain the account minimum after holding them less than 30 days. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.

Trading fees are paid to the fund rather than Fidelity, and are designed to offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The trading fee does not apply to i) reinvested dividends, ii) rollovers, transfers, and changes of account registration within the fund as long as the monies never leave the fund, iii) transfers between classes of a multiple class fund so long as the monies never leave the fund, or iv) redemptions in kind. Fidelity may assess trading fees in any of the preceding transactions if the transaction is intended to circumvent the fund's redemption fee policy. Trading fees apply to shares redeemed due to failure to maintain the account minimum, even if the balance falls below the minimum due to market action.

The trading fee applies to all accounts, including wrap program accounts, except i) investment advisers that manage accounts that invest in the fund, including Strategic Advisers, an affiliate of FMR, may pay trading fees on behalf of their investors, ii) strategy funds, which are unitized group accounts consisting of qualified plan assets, will be treated as a single entity under the trading fee policy, and iii) intermediaries that hold shares on behalf of investors are required by the fund to track trading fees on shares purchased on or after January 3, 2005, based upon the age of the shares of each individual investor, and to remit the trading fees to the fund. The fund will refuse purchase orders from any identified intermediary who does not agree to track and remit trading fees based on the transactions of underlying investors. The Treasurer may extend the effective date for intermediaries that agree to track and remit redemption fees under an implementation plan that the intermediary commits to completing by a date approved by the fund.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

Prospectus

  You wish to sell more than $100,000 worth of shares;
  The address on your account (record address) has changed within the last 15 or 30 days, depending on your account, and you wish to sell $10,000 or more of shares;
  You are requesting that a check be mailed to a different address than the record address;
  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Unless otherwise instructed, Fidelity will send a check to the record address.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Prospectus

Shareholder Information - continued

Key Information
Phone
  Call your investment professional or call Fidelity at the appropriate number found in "General Information" to initiate a wire transaction or to request a check for your redemption.
  Use Fidelity Advisor Money Line to transfer to your bank account. Call your investment professional or call Fidelity at the appropriate number found in "General Information."
  Exchange to the same class of other Fidelity funds that offer Advisor classes of shares or to another Fidelity fund. Call your investment professional or call Fidelity at the appropriate number found in "General Information."

Mail Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Send a letter of instruction to your investment professional or to the address at left, including your name, the fund's name, the applicable class name, your fund account number, and the dollar amount or number of shares to be sold. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Trust

  Send a letter of instruction to your investment professional or to the address at left, including the trust's name, the fund's name, the applicable class name, the trust's fund account number, and the dollar amount or number of shares to be sold. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Send a letter of instruction to your investment professional or to the address at left, including the firm's name, the fund's name, the applicable class name, the firm's fund account number, and the dollar amount or number of shares to be sold. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Call your investment professional or call Fidelity at the appropriate number found in "General Information" for instructions.

In Person

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Bring a letter of instruction to your investment professional. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Trust

  Bring a letter of instruction to your investment professional. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Bring a letter of instruction to your investment professional. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Visit your investment professional for instructions.

Automatically	Use Fidelity Advisor Systematic Withdrawal Program to set up periodic redemptions from your Institutional Class account.

Prospectus

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As an Institutional Class shareholder, you have the privilege of exchanging your Institutional Class shares for Institutional Class shares of other Fidelity funds that offer Advisor classes of shares or for shares of Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before exchanging into a fund or class, read its prospectus.
  The fund or class you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify the exchange privilege in the future.

Other funds may have different exchange restrictions, and may impose trading fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following features are available to buy and sell shares of the fund.

Automatic Investment and Withdrawal Programs. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts, or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.

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Shareholder Information - continued

Fidelity Advisor Systematic Investment Program To move money from your bank account to a Fidelity fund that offers Advisor classes of shares.
Minimum Initial $100	Minimum Additional $100	Frequency Monthly, bimonthly, quarterly, or semi-annually

Procedures

  To set up for a new account, complete the appropriate section on the application.
  To set up for existing accounts, call your investment professional or call Fidelity at the appropriate number found in "General Information" for an application.
  To make changes, call your investment professional or call Fidelity at the appropriate number found in "General Information." Call at least 10 business days prior to your next scheduled investment date.

Fidelity Advisor Systematic Withdrawal Program To set up periodic redemptions from your Institutional Class account to you or to your bank checking account.
Minimum $100	Maximum $50,000	Frequency Monthly, quarterly, or semi-annually

Procedures

  Accounts with a value of $10,000 or more in Institutional Class shares are eligible for this program.
  To set up, call your investment professional or call Fidelity at the appropriate number found in "General Information" for instructions.
  To make changes, call your investment professional or call Fidelity at the appropriate number found in "General Information." Call at least 10 business days prior to your next scheduled withdrawal date.

Prospectus

Other Features. The following other features are also available to buy and sell shares of the fund.

Wire To purchase and sell shares via the Federal Reserve Wire System.
  You must sign up for the wire feature before using it. Complete the appropriate section on the application when opening your account.
  Call your investment professional or call Fidelity at the appropriate number found in "General Information" before your first use to verify that this feature is set up on your account.
  To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
  To add the wire feature or to change the bank account designated to receive redemption proceeds at any time prior to making a redemption request, you should send a letter of instruction, including a signature guarantee, to your investment professional or to Fidelity at the address found in "General Information."

Fidelity Advisor Money Line To transfer money between your bank account and your fund account.
  You must sign up for the Fidelity Advisor Money Line feature before using it. Complete the appropriate section on the application and then call your investment professional or call Fidelity at the appropriate number found in "General Information" before your first use to verify that this feature is set up on your account.
  Maximum transaction: $100,000

Policies

The following policies apply to you as a shareholder.

Statements and reports that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
  Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-877-208-0098 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, call Fidelity at 1-877-208-0098.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

Prospectus

Shareholder Information - continued

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number (TIN) is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold an amount subject to the applicable backup withholding rate from your taxable distributions and redemptions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

If your account balance falls below $1,000 for any reason, including solely due to declines in NAV, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day your account is closed. Accounts not subject to account minimums will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in February and December.

Earning Dividends

When you buy shares, your method of payment will determine when dividends begin to accrue. For example, shares purchased through an investment professional using the National Security Clearing Corporation begin to earn dividends on the day the fund receives payment for those shares. Shares purchased through an investment professional by any other method begin to earn dividends on the first business day following the day the fund receives payment. If you purchase your shares directly from the fund by check or wire, those shares begin to earn dividends on the first business day following the day you placed your purchase order.

Prospectus

Shares sold through an investment professional using the National Security Clearing Corporation earn dividends until, but not including, the day redemption proceeds are processed. Shares sold through an investment professional by any other method earn dividends until, but not including, the first business day following the day redemption proceeds are processed. Shares sold other than through an investment professional earn dividends until, but not including, the first business day following the day of redemption.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for Institutional Class:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional Institutional Class shares of the fund. If you do not indicate a choice, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional Institutional Class shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in Institutional Class shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of identically registered Fidelity funds. Your capital gain distributions will be automatically invested in Institutional Class shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of identically registered Fidelity funds, automatically reinvested in additional Institutional Class shares of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you.

Taxes on distributions. The fund seeks to earn income and pay dividends exempt from federal income tax.

Prospectus

Shareholder Information - continued

Income exempt from federal income tax may be subject to state or local tax. A portion of the dividends you receive may be subject to federal and state income taxes and also may be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to the fund's sale of municipal bonds.

For federal tax purposes, certain of the fund's distributions, including distributions of short-term capital gains and gains on the sale of bonds characterized as market discount, are taxable to you as ordinary income, while the fund's distributions of long-term capital gains are taxable to you generally as capital gains.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as taxable income or a return of capital to shareholders for tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a potentially taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in Institutional Class shares of another Fidelity fund that offers Advisor classes of shares or shares of Fidelity funds, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of March 30, 2004, FMR had approximately $8.8 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

Affiliates assist FMR with foreign investments:

  Fidelity International Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of September 28, 2004, FIIA had approximately $17.9 billion in discretionary assets under management. For the fund, FIIA may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.
  Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), at 25 Cannon Street, London, EC4M 5TA, England, serves as a sub-adviser for the fund. As of September 28, 2004, FIIA(U.K.)L had approximately $10.7 billion in discretionary assets under management. For the fund, FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

Fidelity Investments Money Management, Inc. (FIMM), at One Spartan Way, Merrimack, New Hampshire 03054, serves as a sub-adviser for the fund. FIMM has day-to-day responsibility for choosing investments for the fund.

FIMM is an affiliate of FMR. As of March 30, 2004, FIMM had approximately $268.3 billion in discretionary assets under management.

Mark Sommer is manager of the fund, which he has managed since January 2003. He also manages other Fidelity funds. Since joining Fidelity Investments in 1992, Mr. Sommer has worked as an analyst and manager.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Prospectus

Fund Services - continued

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For December 2004, the group fee rate was 0.12%. The individual fund fee rate is 0.25%.

The total management fee for the fiscal year ended December 31, 2004, was 0.38% of the fund's average net assets.

FMR pays FIMM for providing sub-advisory services. FIMM pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes Institutional Class's shares.

Intermediaries, such as banks, broker-dealers, and other service-providers, may receive from FMR, FDC and/or their affiliates compensation for their services intended to result in the sale of shares of the fund. This compensation may be paid in some or all of the following forms:

  payments for additional distribution-related activities and/or shareholder services
  payments for educational seminars and training, including seminars sponsored by FMR or an affiliate

These payments are described in more detail on the following pages and in the statement of additional information (SAI).

Institutional Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Institutional Class shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Institutional Class.

Prospectus

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of Institutional Class's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

In addition to the above payments, the plan specifically recognizes that FMR may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of the Institutional Class' shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Institutional Class. The SAI contains further details about these payments made by FMR, FDC and their affiliates and the services provided by intermediaries. Please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC and/or their affiliates, as well as fees and/or commissions the intermediary charges. You should also consult disclosures made by your investment professional at the time of purchase.

If mutual fund sponsors and their affiliates make distribution-related payments in varying amounts, investment professionals may have an incentive to recommend one mutual fund over another. Similarly, investment professionals that receive more distribution assistance for one share class versus another may have an incentive to recommend that class over another.

In addition, the fund's transfer agent or an affiliate may also make non-distribution related payments and reimbursements from its own resources to intermediaries for performing recordkeeping and administrative services that the fund's transfer agent would otherwise have to perform directly. These payments are not charged to the fund and do not increase the fund's total expenses. Please see "Transfer and Service Agent Agreements" in the SAI for more information.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand Institutional Class's financial history for the period of the class's operations. Certain information reflects financial results for a single class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Years ended December 31,	2004	2003E
Selected Per-Share Data
Net asset value, beginning of period 	$ 10.49	$ 10.49
Income from Investment Operations
Net investment incomeD 	 .265	 .125
Net realized and unrealized gain (loss) 	 (.088)	 .059
Total from investment operations 	 .177	 .184
Distributions from net investment income 	 (.268)	 (.119)
Distributions from net realized gain 	 (.019)	 (.065)
Total distributions 	 (.287)	 (.184)
Redemption fees added to paid in capitalD 	 -G	 -G
Net asset value, end of period 	$ 10.38	$ 10.49
Total ReturnB,C 	 1.71%	 1.77%
Ratios to Average Net AssetsF
Expenses before expense reductions 	 .49%	 .48%A
Expenses net of voluntary waivers, if any 	 .49%	 .48%A
Expenses net of all reductions 	 .48%	 .47%A
Net investment income 	 2.57%	 2.69%A
Supplemental Data
Net assets, end of period (000 omitted) 	$ 1,253	$ 414
Portfolio turnover rate 	 45%	 34%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period July 23, 2003 (commencement of sale of shares) to December 31, 2003.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

Prospectus

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. The fund will provide a full list of its holdings on Fidelity's web site, www.advisor.fidelity.com (Literature and Fund), 60 days after fiscal quarter-end. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-02720.

Spartan, Fidelity Investments & (Pyramid) Design, Advisor Money Line, and Directed Dividends are registered trademarks of FMR Corp.

Portfolio Advisory Services is a service mark of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

1.785075.103 ASTMI-pro-0205

FIDELITY ADVISOR SHORT-INTERMEDIATE MUNICIPAL INCOME FUND

Class A, Class T, Class B, Class C, and Institutional Class

Classes of Spartan® Short-Intermediate Municipal Income Fund

A Fund of Fidelity Municipal Trust

STATEMENT OF ADDITIONAL INFORMATION

February 27, 2005

This statement of additional information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report is supplied with this SAI.

To obtain a free additional copy of a prospectus, dated February 27, 2005, or an annual report, please call Fidelity at 1-877-208-0098.

TABLE OF CONTENTS	PAGE
Investment Policies and Limitations	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Buying, Selling, and Exchanging Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contract	<Click Here>
Board Approval of the Existing Investment Advisory Contracts	<Click Here>
Proxy Voting Guidelines	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trust	<Click Here>
Financial Statements	<Click Here>
Fund Holdings Information	<Click Here>
Appendix	<Click Here>

ASTM/ASTMI-ptb-0205
1.785076.103

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of Spartan® Short-Intermediate Municipal Income Fund (the fund)'s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the fund's fundamental investment limitations set forth in their entirety.

Senior Securities

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; securities of other investment companies; or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry.

For purposes the fund's concentration limitation discussed above, Fidelity Management & Research Company (FMR) identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

Real Estate

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

Pooled Funds

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Diversification

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

For purposes of the fund's diversification limitation discussed above, Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that (a) no more than 5% of the fund's total assets are invested in securities of any one issuer, and (b) the fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other regulated investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

For purposes of the fund's diversification limitation discussed above, FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

Short Sales

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin Purchases

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

Pooled Funds

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

In addition to the fund's fundamental and non-fundamental limitations discussed above:

For the fund's limitations on futures, options, and swap transactions, see the section entitled "Limitations on Futures, Options, and Swap Transactions" on page <Click Here>.

The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.

Affiliated Bank Transactions. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Borrowing. The fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities. A municipal fund's uninvested cash may earn credits that reduce fund expenses.

Central Funds are money market or short-term bond funds managed by FMR or its affiliates. The money market central funds seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The money market central funds comply with industry-standard regulatory requirements for money market funds regarding the quality, maturity, and diversification of their investments. The short-term bond central funds seek to obtain a high level of current income consistent with preservation of capital.

Dollar-Weighted Average Maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.

Futures, Options, and Swaps. The following paragraphs pertain to futures, options, and swaps: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures, Options, and Swap Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, Writing Put and Call Options, and Swap Agreements.

Combined Positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index, and some are based on Eurodollars. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

Positions in Eurodollar futures reflect market expectations of forward levels of three-month London Interbank Offered Rate (LIBOR) rates.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

Limitations on Futures, Options, and Swap Transactions. The trust, on behalf of the fund, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the fund's operation. Accordingly, the fund is not subject to registration or regulation as a CPO.

The fund will not: (a) sell futures contracts, purchase put options, write call options, or enter into swap agreements if, as a result, more than 25% of the fund's total assets would be hedged with futures and/or options and/or swap agreements under normal conditions; (b) purchase futures contracts, write put options, or enter into swap agreements (other than swaps entered into for hedging purposes under (a)) if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options plus the notional amount of any such swaps would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to futures, options, or swaps.

The above limitations on the fund's investments in futures contracts, options, and swaps, and the fund's policies regarding futures contracts, options, and swaps discussed elsewhere in this SAI may be changed as regulatory agencies permit.

Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Purchasing Put and Call Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Swap Agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), total return swaps (where the parties exchange a floating rate for the total return of a security or index), and credit default swaps (where one party pays a fixed rate and the other agrees to buy a specific issuer's debt at par upon the occurrence of certain agreed events, including for example, if the issuer is bankrupt, defaults on any of its debt obligations or makes arrangements with a creditor to modify a debt obligation).

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

Swap agreements also may allow a fund to acquire or reduce credit exposure to a particular issuer. The most significant factor in the performance of swap agreements is the change in the factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In the case of a physically settled credit default swap written by the fund, the fund must be prepared to pay par for and take possession of eligible debt of a defaulted issuer. If a swap counterparty's creditworthiness declines, the risk that they may not perform may increase, potentially resulting in a loss to the fund. In the case of a credit default swap written by the fund, the fund will experience a loss if a credit event occurs and the credit of the underlying referenced entity (the debt issuer as to which credit protection has been written) has deteriorated. Although there can be no assurance that the fund will be able to do so, the fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the underlying referenced entity has declined.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates; however, municipal funds currently intend to participate in this program only as borrowers. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

Inverse Floaters have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by Moody's® Investors Service, Standard & Poor's® (S&P®), Fitch Inc., Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization (NRSRO) by the SEC, or is unrated but considered to be of equivalent quality by FMR.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Municipal Insurance. A municipal bond may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal bond in the event of default by the issuer, and cover a municipal bond to its maturity, enhancing its credit quality and value.

Municipal bond insurance does not insure against market fluctuations or fluctuations in a fund's share price. In addition, a municipal bond insurance policy will not cover: (i) repayment of a municipal bond before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal bond issue whereby part of the municipal bond issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

FMR may decide to retain an insured municipal bond that is in default, or, in FMR's view, in significant risk of default. While a fund holds a defaulted, insured municipal bond, the fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the municipal bond matures, or in connection with a mandatory sinking fund redemption.

Principal Municipal Bond Insurers. The various insurance companies providing primary and secondary market insurance policies for municipal bonds are described below. Ratings reflect each respective rating agency's assessment of the creditworthiness of an insurer and the insurer's ability to pay claims on its insurance policies at the time of the assessment.

Ambac Assurance Corp., a wholly-owned subsidiary of Ambac Financial Group Inc., is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Ambac Assurance Corp. are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

Connie Lee Insurance Co. is a wholly-owned subsidiary of Connie Lee Holdings Inc., which is a wholly-owned subsidiary of Ambac Assurance Corp. All losses incurred by Connie Lee Insurance Co. that would cause its statutory capital to drop below $75 million would be covered by Ambac Assurance Corp. Connie Lee Insurance Co. is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Connie Lee Insurance Co. are rated "AAA" by S&P.

Financial Guaranty Insurance Co. (FGIC), a wholly-owned subsidiary of GE Capital Services, is authorized to provide bond insurance in the 50 U.S. states and the District of Columbia. Bonds insured by FGIC are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

Financial Security Assurance Inc. (FSA), a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd., is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and three U.S. territories. Bonds insured by FSA are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

Municipal Bond Investors Assurance Corp. (MBIA Insurance Corp.), a wholly-owned subsidiary of MBIA Inc., a publicly-owned company, is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by MBIA Insurance Corp. are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

Municipal Leases and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. If a municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.

Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected, and the Trustees would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund.

Education. In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Electric Utilities. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.

Health Care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Water and Sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Put Features entitle the holder to sell a security back to the issuer at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Demand features and standby commitments are types of put features.

Refunding Contracts. Securities may be purchased on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and a purchaser to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A purchaser generally will not be obligated to pay the full purchase price if the issuer fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer. A purchaser may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and a fund's yield and may be viewed as a form of leverage.

Securities of Other Investment Companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share (NAV). Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

Standby Commitments are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund may acquire standby commitments to enhance the liquidity of portfolio securities.

Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.

Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by a letter of credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not generally marketable; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Temporary Defensive Policies. The fund reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in federally taxable obligations for temporary, defensive purposes.

Tender Option Bonds are created by coupling an intermediate- or long-term, fixed-rate, municipal bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds, FMR will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

In many instances bonds and participation interests have tender options or demand features that permit the holder to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. Variable rate instruments structured in this fashion are considered to be essentially equivalent to other variable rate securities. The IRS has not ruled whether the interest on these instruments is tax-exempt. Fixed-rate bonds that are subject to third party puts and participation interests in such bonds held by a bank in trust or otherwise may have similar features.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. In selecting brokers or dealers (including affiliates of FMR), FMR generally considers: the execution price; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the firm; the execution services rendered on a continuing basis; the reasonableness of any compensation paid; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.

For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM.

If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the sub-advisory agreement, and will do so in accordance with the policies described in this section.

Purchases and sales of securities on a securities exchange are effected through brokers who receive compensation for their services. Compensation may also be paid in connection with riskless principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system.

Securities may be purchased from underwriters at prices that include underwriting fees.

Futures transactions are executed and cleared through FCMs who receive compensation for their services.

The fund may execute portfolio transactions with brokers or dealers (who are not affiliates of FMR) that provide products and services. These products and services may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The receipt of these products and services has not reduced FMR's normal research activities in providing investment advice to the fund. FMR's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Certain of the products and services FMR receives from brokers or dealers are furnished by brokers or dealers on their own initiative, either in connection with a particular transaction or as part of their overall services. In addition, FMR may request a broker or dealer to provide a specific proprietary or third-party product or service. While FMR takes into account the products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FMR nor the fund incurs an obligation to the broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a certain amount of compensation or otherwise.

Brokers or dealers that execute transactions for the fund may receive compensation that is in excess of the amount of compensation that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher compensation, FMR will make a good faith determination that the compensation is reasonable in relation to the value of the products and services provided viewed in terms of the particular transaction for the fund or FMR's overall responsibilities to the fund or other investment companies and investment accounts. Typically, these products and services assist FMR or its affiliates in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund.

FMR may place trades with certain brokers with which it is under common control, including National Financial Services LLC (NFS), provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. FMR does not allocate trades to NFS in exchange for brokerage and research products and services of the type sometimes known as "soft dollars." FMR trades with its affiliated brokers on an execution-only basis.

FMR may allocate brokerage transactions to brokers or dealers (who are not affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the compensation paid by a fund toward the reduction of that fund's expenses.

The Trustees of the fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the compensation paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

For the fiscal periods ended December 31, 2004 and 2003, the fund's portfolio turnover rates were 45% and 34%, respectively.

The fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions.

For the fiscal years ended December 31, 2004, 2003, and 2002, the fund paid no brokerage commissions.

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During the fiscal year ended December 31, 2004, the fund paid no brokerage commissions to firms for providing research services.

The Trustees of the fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the fund from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the compensation paid by the fund on portfolio transactions is legally permissible and advisable. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to participate, or continue to participate, in the commission recapture program.

Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for the fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by FMR or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable to each fund or investment account. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

Each class's NAV is the value of a single share. The NAV of each class is computed by adding the class's pro rata share of the value of the fund's investments, cash, and other assets, subtracting the class's pro rata share of the fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

Portfolio securities are valued by various methods. If quotations are not available, debt securities are usually valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.

The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

BUYING, SELLING, AND EXCHANGING INFORMATION

All Classes

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each class's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

DISTRIBUTIONS AND TAXES

Dividends. To the extent that the fund's income is designated as federally tax-exempt interest, the dividends declared by the fund are also federally tax-exempt. Short-term capital gains are taxable at ordinary income tax rates, but do not qualify for the dividends-received deduction.

Generally, the fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. Neither FMR nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued and you may need to file an amended income tax return. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal tax treatment of the structure.

Interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.

A portion of the gain on municipal bonds purchased at market discount after April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains.

Capital Gain Distributions. The fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

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Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 233 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of the fund (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

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
Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

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
Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Municipal Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 1997

Vice President of the fund. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (44)

Year of Election or Appointment: 2002

Vice President of the fund. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001-present) and FMR; Vice President and Secretary of FDC; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001- present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of the fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of the fund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of the fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1986 Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of the fund. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).


Standing Committees of the Fund's Trustees. The Board of Trustees has established various committees to facilitate the timely and efficient consideration of all matters of importance to non-interested Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has 10 standing committees.

The Operations Committee is composed of all of the non-interested Trustees, with Mr. Mann currently serving as Chair. The committee normally meets monthly (except August), or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the non-interested Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the Fidelity funds and FMR and its affiliates, and annually reviews and makes recommendations regarding transfer agent and other service agreements, insurance coverage, and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders, significant litigation, and the voting of proxies of portfolio companies. The committee also has oversight of compliance issues not specifically in the scope of the charters of the Audit Committee or Fund Oversight Committees and considers other operating matters not specifically within the scope of oversight of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended December 31, 2004, the committee held 12 meetings.

The Fair Value Oversight Committee is composed of all of the non-interested Trustees, with Mr. Mann serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair, in conjunction with meetings of the Board of Trustees. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and their classification as liquid or illiquid and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee provides oversight regarding the investment policies relating to, and Fidelity funds' investment in, non-traditional securities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended December 31, 2004, the committee held four meetings.

As of December 31, 2004, after giving effect to the retirement of certain former Trustees that day, the Board of Trustees had established three Fund Oversight Committees: the Equity Committee (composed of Messrs. Lautenbach (Chair) and Stavropoulos), the Fixed-Income and International Committee (composed of Ms. Knowles), and the Select and Special Committee (composed of Messrs. McCoy (Chair), Gates, and Heilmeier). Each committee normally meets monthly (except August) or more frequently as called by the Chair of the respective committee. Each committee oversees investment advisory services provided by FMR to the relevant funds and develops an understanding of and monitors the investment objectives, policies, and practices of the relevant Fidelity funds. Each committee also monitors investment performance, compliance by each relevant Fidelity fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters and the personnel and other resources devoted to the management of each fund. The Fixed-Income and International Committee also receives reports required under Rule 2a-7 of the 1940 Act and has oversight of research bearing on credit quality, investment structures and other fixed-income issues, and of international research. The Select and Special Committee has oversight of FMR's equity investment research. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The non-interested Trustees of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the non-interested Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. Prior to December 2003, the Fixed-Income and International Committee was known as the Fixed-Income/International Committee, and the Select and Special Committee was known as the Select Committee. During the fiscal year ended December 31, 2004, the Equity Committee held 12 meetings, the Fixed-Income and International Committee held 11 meetings, and the Select and Special Committee held 11 meetings.

The Board of Trustees established in December 2003 two Fund Contract Committees: the Equity Contract Committee (composed of Messrs. Lautenbach (Chair) and McCoy as of December 31, 2004) and the Fixed-Income Contract Committee (composed of Ms. Knowles as of December 31, 2004). Each committee ordinarily meets monthly during the first six months of each year and more frequently as necessary to consider matters related to the renewal of fund investment advisory agreements. The committees will assist the Board of Trustees in its consideration of investment advisory agreements of each fund. Each committee receives information on and makes recommendations concerning the approval of investment advisory agreements between the Fidelity funds and FMR and its affiliates and any non-FMR affiliate that serves as a sub-adviser to a Fidelity fund (collectively, investment advisers) and the annual review of these contracts. The Fixed-Income Contract Committee will be responsible for investment advisory agreements of the fixed-income funds. The Equity Contract Committee will be responsible for the investment advisory agreements of all other funds. With respect to each fund under its purview, each committee: requests and receives information on the nature, levels, and quality of services provided to the shareholders of the Fidelity funds by the investment advisers and their respective affiliates, fund performance, and such other information as the committee determines to be reasonably necessary to evaluate the terms of the investment advisory agreements; considers the profitability and other benefits that the investment advisers and their respective affiliates derive from their contractual arrangements with each of the funds (including tangible and intangible "fall-out benefits"); considers methodologies for determining the extent to which the funds benefit from economies of scale and refinements to these methodologies; considers such other matters and information as may be necessary and appropriate to evaluate investment advisory agreements of the funds; and makes recommendations to the Board concerning the approval or renewal of investment advisory agreements. Each committee will consult with the other committees of the Board of Trustees, and in particular with the Audit Committee and the applicable Fund Oversight Committees, in carrying out its responsibilities. Each committee's responsibilities are guided by Sections 15(c) and 36(b) of the 1940 Act. While each committee consists solely of non-interested Trustees, its meetings may, depending upon the subject matter, be attended by one or more senior members of FMR's management or representatives of a sub-adviser not affiliated with FMR. During the fiscal year ended December 31, 2004, the Equity Contract Committee held four meetings and the Fixed-Income Contract Committee held two meetings.

As of December 31, 2004, the Shareholder Services, Brokerage and Distribution Committee was composed of Messrs. Heilmeier, Lautenbach, and Stavropoulos. The committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the Fidelity funds' transfer agency fees, custody fees, and direct fees to investors (other than sales loads), such as small account and exchange fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the Fidelity funds by FMR and its affiliates, including pricing and bookkeeping services and fees. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the Fidelity funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution and commissions paid to firms supplying research and brokerage services or paying fund expenses. The committee also monitors brokerage and other similar relationships between the Fidelity funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the Fidelity funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finders' fees. The committee also oversees and receives reports on the preparation and use of advertisements and sales literature for the Fidelity funds. During the fiscal year ended December 31, 2004, the Shareholder Services, Brokerage and Distribution Committee held 12 meetings.

As of December 31, 2004, the Audit Committee was composed of Ms. Knowles (Chair), and Messrs. Gates and McCoy. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair. The committee meets separately at least four times a year with the Fidelity funds' Treasurer, with personnel responsible for the internal audit function of FMR Corp., and with the Fidelity funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the Fidelity funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the Fidelity funds and the funds' service providers, (ii) the financial reporting processes of the Fidelity funds, (iii) the independence, objectivity and qualification of the auditors to the Fidelity funds, (iv) the annual audits of the Fidelity funds' financial statements, and (v) the accounting policies and disclosures of the Fidelity funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any Fidelity fund, and (ii) the provision by any outside auditor of certain non-audit services to Fidelity fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the Fidelity funds. It is responsible for approving all audit engagement fees and terms for the Fidelity funds, resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the Fidelity funds and any service providers consistent with Independent Standards Board Standard No. 1. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the Fidelity funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Fidelity funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the Fidelity funds' or service providers internal controls over financial reporting. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the Fidelity funds' financial reporting process, will discuss with FMR, the Fidelity funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR Corp. their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the Fidelity funds, and will review with FMR, the Fidelity funds' Treasurer, outside auditor, and internal auditor personnel of FMR Corp. (to the extent relevant) the results of audits of the Fidelity funds' financial statements. The committee will review periodically the Fidelity funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. The committee also plays an oversight role in respect of each Fidelity fund's compliance with its name test and investment restrictions, the code of ethics relating to personal securities transactions, the code of ethics applicable to certain senior officers of the Fidelity funds, and anti-money laundering requirements. During the fiscal year ended December 31, 2004, the committee held 37 meetings.

The Governance and Nominating Committee was composed, as of December 31, 2004, of Messrs. Mann (Chair) and Gates, each of whom is not an "interested person" (as defined in the 1940 Act). The committee has two charters: one addressing fund governance and Board administrative matters and one addressing the nomination for the appointment or election of non-interested Trustees. The committee meets as called by the Chair. The committee also recommends the establishment of committees (including ad hoc and standing committees). The committee is also responsible for other fund governance and board administration matters. With respect to fund governance and board administration matters, the committee periodically reviews procedures and policies of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of non-interested Trustees. It acts as the administrative committee under the retirement plan for non-interested Trustees who retired prior to December 30, 1996 and under the fee deferral plan for non-interested Trustees. It reviews the performance of legal counsel employed by the Fidelity funds and the non-interested Trustees. On behalf of the non-interested Trustees, the committee will make such findings and determinations as to the independence of counsel for the non-interested Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to non-interested Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the non-interested Trustees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with non-interested Trustees at least once a year to discuss the Statement of Policies and other matters relating to fund governance. The committee also oversees the annual self-evaluation of the non-interested Trustees. The committee makes nominations for the election or appointment of non-interested Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee will have sole authority to retain and terminate any search firm used to identify non-interested Trustee candidates, including sole authority to approve such firm's fees and other retention terms. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a non-interested Trustee of the Fidelity funds, should be submitted to the Chair of the committee at the address maintained for communications with non-interested Trustees. If the committee retains a search firm, the Chair will forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting non-interested Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an "interested person" of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend 11 meetings per year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective non-interested Trustee in light of the Fidelity funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as a non-interested Trustee. During the fiscal year ended December 31, 2004, the committee held 14 meetings.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2004.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	Edward C. Johnson 3d	Abigail P. Johnson	Laura B. Cronin	Robert L. Reynolds
The fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
Non-Interested Trustees
DOLLAR RANGE OF FUND SHARES	Donald J. Dirks	Robert M. Gates	George H. Heilmeier	Marie L. Knowles	Ned C. Lautenbach
The fund	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Marvin L. Mann	William O. McCoy	Cornelia M. Small	William S. Stavropoulos	Kenneth L. Wolfe
The fund	none	over $100,000	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	$10,001 - $50,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended December 31, 2004.

Compensation Table[1]
AGGREGATE COMPENSATION FROM A FUND	J. Michael Cook[2]	Ralph F. Cox[2]	Phyllis Burke Davis[3]	Dennis J. Dirks[4]	Robert M. Gates	George H. Heilmeier	Donald J. Kirk[2]
The fund	$ 698	$ 740	$ 10	$ 358	$ 726	$ 709	$ 745
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 347,750	$ 369,250	$ 4,500	$ 183,000	$ 362,250	$ 353,250	$ 369,750
AGGREGATE COMPENSATION FROM A FUND	Marie L. Knowles	Ned C. Lautenbach	Marvin L. Mann	William O. McCoy	Cornelia M. Small[5]	William S. Stavropoulos	Kenneth L. Wolfe[6]
The fund	$ 756	$ 649	$ 972	$ 693	$ 673	$ 635	$ 191
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 377,250	$ 323,750	$ 484,250	$ 385,750B	$ 335,750	$ 316,750	$ 97,250

1 Edward C. Johnson 3d, Abigail P. Johnson, Laura B. Cronin, Peter S. Lynch, and Robert L. Reynolds are interested persons and are compensated by FMR.

2 Mr. Cook, Mr. Cox, and Mr. Kirk served on the Board of Trustees through December 31, 2004.


3 Ms. Davis served on the Board of Trustees through December 31, 2003. Ms. Davis received compensation in January 2004 for her services at meetings attended in December 2003.

4 During the period from July 1, 2004 through December 31, 2004, Mr. Dirks served as a Member of the Advisory Board. Effective January 1, 2005, Mr. Dirks serves as a Member of the Board of Trustees.

5 During the period from January 1, 2004 through December 31, 2004, Ms. Small served as a Member of the Advisory Board. Effective January 1, 2005, Ms. Small serves as a Member of the Board of Trustees.

6 During the period from October 1, 2004 through December 31, 2004, Mr. Wolfe served as a Member of the Advisory Board. Effective January 1, 2005, Mr. Wolfe serves as a Member of the Board of Trustees.

A Information is for the calendar year ended December 31, 2004 for 303 funds of 58 trusts in the fund complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2004, the Trustees accrued required deferred compensation from the funds as follows: J. Michael Cook, $132,875; Ralph F. Cox, $132,875; Robert M. Gates, $132,875; George H. Heilmeier, $132,875; Donald J. Kirk, $132,875; Marie L. Knowles, $144,125; Ned C. Lautenbach, $132,875; Marvin L. Mann, $177,875; William O. McCoy, $132,875; and William S. Stavropoulos, $132,875. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: J. Michael Cook, $42,086.25; Ralph F. Cox, $42,086.25; Ned C. Lautenbach, $51,358.45; and William O. McCoy, $91,858.45.

B Compensation figures include cash and may include amounts deferred at Mr. McCoy's election under a deferred compensation plan adopted by the other open-end registered investment companies in the fund complex (Other Open-End Funds). Pursuant to the deferred compensation plan, Mr. McCoy, as a non-interested Trustee, may elect to defer receipt of all or a portion of his annual fees. Amounts deferred under the deferred compensation plan are credited to an account established for Mr. McCoy on the books of the Other Open-End Funds. Interest is accrued on amounts deferred under the deferred compensation plan. For the calendar year ended December 31, 2004, Mr. McCoy voluntarily elected to defer $40,500.


Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the non-interested Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any non-interested Trustee or to pay any particular level of compensation to the non-interested Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.


As of December 31, 2004, the Trustees, Members of the Advisory Board, and officers of the fund owned, in the aggregate, less than 1% of the fund's total outstanding shares.

As of December 31, 2004 the following owned of record 5% or more of each class's outstanding shares:


Advisor Short-Intermediate Municipal Income: Class A: American Express Financial Services, Minneapolis, MN (26.63%); BankAmerica Corp., Charlotte, NC (17.83%); Raymond James & Associates, Inc., Saint Petersburg, FL (6.74%).


Advisor Short-Intermediate Municipal Income: Class T: American Express Financial Services, Minneapolis, MN (7.29%); American International Group, Inc. (AIG), Atlanta, GA (9.18%); BankAmerica Corp., Charlotte, NC (23.81%); LINCOLN, Fort Wayne, IN (19.38%); Mutual Service Corporation, West Palm Beach, FL (6.48%); Prospera Financial Services, Dallas, TX (5.03%).

Advisor Short-Intermediate Municipal Income: Class B: American Express Financial Services, Minneapolis, MN (7.63%); American International Group, Inc. (AIG), Atlanta, GA (6.03%); BankAmerica Corp., Charlotte, NC (10.50%) Commonwealth Financial Network, Waltham, MA (6.15%); Fleet Financial Group Inc., Providence, RI (6.94%); Merrill Lynch, Jacksonville, FL (10.20%); Wells Fargo Bank, Des Moines, IA (5.46%).

Advisor Short-Intermediate Municipal Income: Class C: BankAmerica Corp., Charlotte, NC (7.18%); Citigroup, Inc., New York, NY (5.31%); HSBC USA, Inc., Buffalo, NY (5.80%); Merrill Lynch, Jacksonville, FL (34.18%).

Advisor Short-Intermediate Municipal Income: Institutional Class: Fidelity Investments Distributors Corp., Boston, MA (8.27%); First Command Bank, Fort Worth, TX (7.41%); Merrill Lynch, Jacksonville, FL (27.14%); Metropolitan Life Insurance Company, New York, NY (16.67%); Stillpoint Wealth Management LLC, Atlanta, GA (11.09%); Wells Fargo Bank, Des Moines, IA (25.03%).

CONTROL OF INVESTMENT ADVISERS

FMR Corp., organized in 1972, is the ultimate parent company of FMR and Fidelity Investments Money Management, Inc. (FIMM). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the primary business activities of FMR Corp. and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

Fidelity International Limited (FIL), a Bermuda company formed in 1968, is the ultimate parent company of Fidelity International Investment Advisors (FIIA) and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L. Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. At present, the primary business activities of FIL and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

FMR, FIMM, FIIA, FIIA(U.K.)L (the Investment Advisers), FDC, and the fund have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the fund, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, the fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fee. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.3700%	$ 1 billion	.3700%
3	-		6.3400	50.2188
6	-		9.3100	100.1869
9	-		12.2800	150.1736
12	-		15.2500	200.1652
15	-		18.2200	250.1587
18	-		21.2000	300.1536
21	-		24.1900	350.1494
24	-		30.1800	400.1459
30	-		36.1750	450.1427
36	-		42.1700	500.1399
42	-		48.1650	550.1372
48	-		66.1600	600.1349
66	-		84.1550	650.1328
84	-		120.1500	700.1309
120	-		156.1450	750.1291
156	-		192.1400	800.1275
192	-		228.1350	850.1260
228	-		264.1300	900.1246
264	-		300.1275	950.1233
300	-		336.1250	1,000.1220
336	-		372.1225	1,050.1209
372	-		408.1200	1,100.1197
408	-		444.1175	1,150.1187
444	-		480.1150	1,200.1177
480	-		516.1125	1,250.1167
516	-		587.1100	1,300.1158
587	-		646.1080	1,350.1149
646	-		711.1060	1,400.1141
711	-		782.1040
782	-		860.1020
860	-		946.1000
946	-		1,041.0980
1,041	-		1,145.0960
1,145	-		1,260.0940
Over			1,260.0920

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $917 billion of group net assets - the approximate level for December 31, 2004 - was 0.1241%, which is the weighted average of the respective fee rates for each level of group net assets up to $917 billion.

The fund's individual fund fee rate is 0.25%. Based on the average group net assets of the funds advised by FMR for December 2004, the fund's annual management fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
	0.1241%	+	0.25%	=	0.3741%

One-twelfth of the management fee rate, as applicable, is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

For the fiscal years ended December 31 2004, 2003, and 2002, the fund paid FMR management fees of $6,959,000, $6,841,000, and $5,266,000, respectively.



FMR may, from time to time, voluntarily reimburse all or a portion of a class's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase the class's returns and yield, and repayment of the reimbursement by the class will lower its returns and yield.



Sub-Adviser - FIMM. On behalf of the fund, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has day-to-day responsibility for choosing investments for the fund.

Under the terms of the sub-advisory agreement, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with the fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

On behalf of the fund, for the fiscal years ended December 31, 2004, 2003, and 2002, FMR paid FIMM fees of $3,480,000, $3,420,000, and $2,634,000, respectively.

Sub-Advisers - FIIA and FIIA(U.K.)L. On behalf of the fund, FIMM has entered into a master international fixed-income research agreement with FIIA. On behalf of the fund, FIIA, in turn, has entered into a fixed-income sub-research agreement with FIIA(U.K.)L. Pursuant to the fixed-income research agreements, FIMM may receive investment advice and research services concerning issuers and countries outside the United States. In particular, FIIA and FIIA(U.K.)L will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

Under the terms of the master international fixed-income research agreement, FIMM pays FIIA an amount based on the fund's net assets relative to the assets of other registered investment companies with which FMR or FIMM has management contracts. Under the terms of the fixed-income sub-research agreement, FIIA pays FIIA(U.K.)L an amount equal to the administrative costs incurred in providing investment advice and research services for a fund.

For the past three fiscal years, no fees were paid to FIIA or FIIA (U.K.)L on behalf of the fund for providing investment advice and research services pursuant to the fixed-income research agreements.

BOARD APPROVAL OF THE EXISTING INVESTMENT ADVISORY CONTRACTS

Matters Considered by the Board. The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees is scheduled to meet 11 times a year. The Board of Trustees, including the non-interested Trustees, believes that matters bearing on the fund's advisory contracts are considered at most, if not all, of its meetings. While the full Board of Trustees or the non-interested Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees. The non-interested Trustees meet frequently in executive session and are advised by independent legal counsel selected by the non-interested Trustees.

Information Received by the Board of Trustees. In connection with their meetings, the Board of Trustees, including the non-interested Trustees, received materials specifically relating to the existing management contract and sub-advisory agreements (the Investment Advisory Contracts). These materials included (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, and (iii) the economic outlook and the general investment outlook in the markets in which the fund invests. The Board of Trustees, including the non-interested Trustees, also considers periodically other material facts such as (1) the Investment Advisers' results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with the Investment Advisers, the use of "soft" commission dollars to pay for research and brokerage services, and the use of brokerage commissions to pay fund expenses, (5) the Investment Advisers' management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions, and (7) the nature, cost and character of non-investment management services provided by the Investment Advisers and their affiliates.

Additional information was furnished by the Investment Advisers including, among other items, information on and analysis of (a) the overall organization of the Investment Advisers, (b) investment performance, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of the Investment Advisers, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including the fund's shareholders.

In considering the Investment Advisory Contracts, the Board of Trustees, including the non-interested Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees, including the non-interested Trustees, in connection with its approval of the Investment Advisory Contracts include the following:

Benefits to Shareholders. The Board of Trustees, including the non-interested Trustees, considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.

Investment Compliance and Performance. The Board of Trustees, including the non-interested Trustees, considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. It also reviewed the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

The Investment Advisers' Personnel and Methods. The Board of Trustees, including the non-interested Trustees, reviews at least annually the background of the fund's portfolio manager and the fund's investment objective and discipline. The non-interested Trustees have also had discussions with senior management of the Investment Advisers responsible for investment operations and the senior management of Fidelity's bond group. Among other things they considered the size, education and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

Nature and Quality of Other Services. The Board of Trustees, including the non-interested Trustees, considered the nature, quality, cost and extent of administrative and shareholder services performed by the Investment Advisers and affiliated companies, under the existing Investment Advisory Contracts and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees, including the non-interested Trustees, has also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians.

Expenses. The Board of Trustees, including the non-interested Trustees, considered the fund's expense ratio, and expense ratios of a peer group of funds. It also considered the amount and nature of fees paid by shareholders.

Profitability. The Board of Trustees, including the non-interested Trustees, considered the level of the Investment Advisers' profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of the Investment Advisers' methodology in allocating their costs to the management of the fund. The Board of Trustees, including the non-interested Trustees, has concluded that the cost allocation methodology employed by the Investment Advisers has a reasonable basis and is appropriate in light of all of the circumstances. It considered the profits realized by the Investment Advisers in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. It also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees, including the non-interested Trustees, also considered the Investment Advisers' profit margins in comparison with available industry data.

Economies of Scale. The Board of Trustees, including the non-interested Trustees, considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees, including the non-interested Trustees, has concluded that any potential economies of scale are being shared between fund shareholders and the Investment Advisers in an appropriate manner.

Other Benefits to the Investment Advisers. The Board of Trustees, including the non-interested Trustees, also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by the Investment Advisers and their affiliates, including fees for services like transfer agency, fund accounting, and direct shareholder services. It also considered the allocation of fund brokerage to brokers affiliated with the Investment Advisers, the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds, and benefits to the Investment Advisers from the use of "soft" commission dollars to pay for research and brokerage services. The Board of Trustees, including the non-interested Trustees, also considered the revenues and profitability of the Investment Advisers' businesses other than their mutual fund business, including the Investment Advisers' retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees, including the non-interested Trustees, considered the intangible benefits that accrue to the Investment Advisers and their affiliates by virtue of their relationship with the fund.

Conclusion. Based on its evaluation of all material factors and assisted by the advice of independent counsel, the Board of Trustees, including the non-interested Trustees, concluded that the existing advisory fee structures are fair and reasonable, and that the existing Investment Advisory Contracts should be approved.

PROXY VOTING GUIDELINES

The following Proxy Voting Guidelines were established by the Board of Trustees of the funds, after consultation with Fidelity. (The guidelines are reviewed periodically by Fidelity and by the non-interested Trustees of the Fidelity funds, and, accordingly, are subject to change.)

I. General Principles

A. Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals. In general, FMR will oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

B. Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.

C. Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Operations Committee or its designee.

II. Portfolio shares should generally be voted against anti-takeover proposals, including:

A. Fair Price Amendments, except those that consider only a two year price history and are not accompanied by other anti-takeover measures.

B. Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer's Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

C. Authorization of "Blank Check" Preferred Stock.

D. Golden Parachutes:

1. Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

2. Compensation contracts for outside directors.

3. Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.

4. Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.

E. Supermajority Provisions.

F. Poison Pills:

1. Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.

2. FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.

3. FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company's Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

4. Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

5. If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company's Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

G. Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).

H. Transfer of authority from shareholders to directors.

I. Reincorporation in another state (when accompanied by anti-takeover provisions).

III. Stock Option Plans

A. Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:

1. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

2. The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

3. The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan, (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.

4. The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan's terms.

5. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:

a. They are granted by a compensation committee composed entirely of independent directors.

b. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

6. The plan's terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms, or board resolution, are met:

a. The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

b. The repricing is rarely used and then only to maintain option value due to extreme circumstances beyond management's control; and

c. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

7. Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company's executive officers, that no shares are currently available for such options under the company's existing plans, and that such options need to be granted before the company's next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders' meeting.

8. For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

B. FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

C. Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:

1. Whether the repricing proposal excludes senior management and directors;

2. Whether the options proposed to be repriced exceeded FMR's dilution thresholds when initially granted;

3. Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;

4. The company's relative performance compared to other companies within the relevant industry or industries;

5. Economic and other conditions affecting the relevant industry or industries in which the company competes and;

6. Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

IV. Restricted Stock Awards ("RSA") should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:

A. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

B. The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.

C. The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan's terms.

D. The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.

E. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:

1. They are granted by a compensation committee composed entirely of independent directors.

2. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

F. For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

G. Proposals to grant restricted stock in exchange for options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to grant restricted stock awards in exchange for options based upon whether the proposed exchange is consistent with the interests of shareholders, taking into account such factors as:

1. Whether the restricted stock award exchange proposal excludes senior management and directors;

2. Whether the options proposed to be exchanged exceeded FMR's dilution thresholds when initially granted;

3. Whether the restricted stock award exchange proposal is value neutral to shareholders based upon an acceptable stock award pricing model;

4. The company's relative performance compared to other companies within the relevant industry or industries;

5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

6. Any other facts or circumstances relevant to determining whether a restricted stock award exchange proposal is consistent with the interests of shareholders.

V. Other Stock-Related Plans should be evaluated on a case-by-case basis:

A. Omnibus Stock Plans - vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus. In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and IV will be measured against the total number of shares under all components of such plan.

B. Employee Stock Purchase Plans - vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

C. Stock Awards (other than stock options and RSAs) - generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

VI. Unusual Increases in Common Stock:

A. An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.

B. Measured as follows: requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority). (If the result is greater than 3, Portfolio shares should be voted against.)

VII. Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.

VIII. With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.

IX. Greenmail - Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.

X. Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.

A. Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

XI. Portfolio shares should be voted in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Portfolio shares should be voted in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

XIII. Employee Stock Ownership Plans ("ESOPs") should be evaluated on a case-by-case basis. Portfolio shares should usually be voted for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

XIV. Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.

XV. Avoidance of Potential Conflicts of Interest

Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies' relationship, business or otherwise, with that portfolio company.

FMR applies the following policies and follows the procedures set forth below:

A. FMR has placed responsibility for the Funds' proxy voting in the FMR Legal Department.

B. The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds' Board of Trustees.

C. The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp is authorized to take a final decision.

D. When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund's registration statement, FMR will use pass through voting or echo voting procedures.

XVI. Executive Compensation

FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

XVII. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the appointment of an independent chairperson. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, appointment of an independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

XVIII. Auditors

A. Portfolio shares should generally be voted against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the selection of the company's auditor.

B. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. Portfolio shares should also generally be voted against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

XIX. Incorporation or Reincorporation in Another State or Country

Portfolio shares should generally be voted against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and voted in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

The fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

Sales charge revenues collected and retained by FDC for the past two fiscal years are shown in the following table.

		Sales Charge Revenue		Deferred Sales Charge Revenue
	Fiscal Year Ended	Amount Paid to FDC	Amount Retained by FDC	Amount Paid to FDC	Amount Retained by FDC
Class A	December 31, 2004	$ 33,710	$ 25,306	$ --	$ --
	2003	$ 10,303	$ 10,303	$ --	$ --
Class T	December 31, 2004	$ 15,417	$ 5,031	$ 7,253	$ 7,253
	2003	$ 6,839	$ 2,690	$ --	$ --
Class B	December 31, 2004	$ --	$ --	$ 7,943	$ 7,943
	2003	$ --	$ --	$ --	$ --
Class C	December 31, 2004	$ --	$ --	$ 16,800	$ 16,800
	2003	$ --	$ --	$ 1,331	$ 1,331

The Trustees have approved Distribution and Service Plans on behalf of Class A, Class T, Class B, Class C, and Institutional Class of the fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow Class A, Class T, Class B, Class C, Institutional Class and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the fund of distribution expenses.

The Rule 12b-1 Plans adopted for Class A, Class T, Class B, and Class C of the fund is described in the prospectus for that class.

The table below shows the distribution and service fees paid for Class A, Class T, Class B, and Class C of the fund for the fiscal year ended December 31, 2004.

	Distribution Fees Paid to FDC	Distribution Fees Paid by FDC to Intermediaries	Distribution Fees Retained by FDC	Service Fees Paid to FDC	Service Fees Paid by FDC to Intermediaries	Service Fees Retained by FDC*
Class A	$ --	$ --	$ --	$ 19,029	$ 18,992	$ 37
Class T	$ --	$ --	$ --	$ 43,652	$ 43,299	$ 353
Class B	$ 22,612	$ --	$ 22,612**	$ 8,697	$ 8,493	$ 204
Class C	$ 78,084	$ 19,962	$ 58,122*	$ 26,028	$ 6,654	$ 19,374

* Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.

** These amounts are retained by FDC for use in its capacity as distributor.

Under Institutional Class Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Institutional Class Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Institutional Class shares and/or shareholder support services. In addition, the Institutional Class Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Institutional Class shares.

Under each Class A, Class T, Class B, and Class C Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by each Plan. Each Class A, Class T, Class B, and Class C Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class A, Class T, Class B, and Class C shares and/or shareholder support services, including payments of significant amounts made to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for Class A, Class T, Class B, and Class C shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the applicable class of the fund and its shareholders. In particular, the Trustees noted that the Institutional Class Plan does not authorize payments by Institutional Class of the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of Class A, Class T, Class B, Class C, and Institutional Class shares, additional sales of Class A, Class T, Class B, Class C, and Institutional Class shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

Each Class A, Class T, Class B, and Class C Plan does not provide for specific payments by Class A, Class T, Class B, and Class C of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities.

The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.


In addition to the distribution fees paid by FDC to intermediaries shown in the table above, FDC or an affiliate may compensate intermediaries that distribute and/or service the Advisor funds and the Advisor classes of shares. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the funds on a preferred or recommended fund list, access to an intermediary's personnel, and other factors. The total amount paid to intermediaries in the aggregate currently will not exceed 0.05% of the total assets of the Advisor Funds and the Advisor classes of shares on an annual basis. In addition to such payments, FDC or an affiliate may offer other incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries' personnel, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment and meals. FDC anticipates that payments will be made to hundreds of intermediaries, including some of the largest broker-dealers and other financial firms, and these payments may be significant to the intermediaries. As permitted by SEC and the National Association of Securities Dealers rules and other applicable laws and regulations, FDC may pay or allow other incentives or payments to intermediaries.

These additional payments which are sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend a fund or a share class over others offered by competing fund families.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each class of the fund has entered into a transfer agent agreement with Citibank, N. A. (Citibank), which is located at 111 Wall Street, New York, New York. Under the terms of the agreement, Citibank provides transfer agency, dividend disbursing, and shareholder services for each class of the fund. Citibank in turn has entered into a sub-transfer agent agreement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the sub-agreement, FIIOC performs all processing activities associated with providing these services for Class A, Class T, Class B, Class C, and Institutional Class of the fund and receives all related transfer agency fees paid to Citibank.

For providing transfer agency services, FIIOC receives a position fee and an asset-based fee each paid monthly with respect to each position in the fund. For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. The position fees are subject to increase based on postage rate changes.

In addition, FIIOC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate, according to the percentage of the QTP's assets that is invested in the fund.

FIIOC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Many fund shares are owned by intermediaries for the benefit of their customers. Since the funds often do not maintain an account for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries.

FIIOC or an affiliate may make payments out of its own resources to intermediaries, including those that sell shares of the funds, for recordkeeping services.

Retirement plans may also hold fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the funds, may be paid for providing services that would otherwise have been performed by FIIOC.

FIIOC may make networking payments out of its own resources to intermediaries who perform transactions for the funds through the National Securities Clearing Corporation (NSCC). NSCC, a wholly owned subsidiary of The Depository Trust & Clearing Corporation, provides centralized clearance, settlement and information services for mutual funds and other financial services companies.

Because intermediaries and plan recordkeepers may be paid varying amounts for recordkeeping and administrative services, such payments may provide incentives for intermediaries to favor one fund family over another.

The fund has also entered into a service agent agreement with Citibank. Under the terms of the agreement, Citibank provides pricing and bookkeeping services for the fund. Citibank in turn has entered into a sub-service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR. Under the terms of the sub-agreement, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for each class of the fund and maintaining the fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to Citibank.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the fund are 0.0250% of the first $500 million of average net assets, 0.0150% of average net assets between $500 million and $3.5 billion, 0.0040% of average net assets between $3.5 billion and $25 billion, and 0.0018% of average net assets in excess of $25 billion. The fee is limited to a minimum of $30,000 per year.

In addition, the fund is subject to a multiple class surcharge of 10% of the asset-based fee.

For the fiscal years ended December 31, 2004, 2003, and 2002, the fund paid FSC pricing and bookkeeping fees, including reimbursement for related out-of-pocket expenses, of $367,000, $414,000, and $326,000, respectively.

DESCRIPTION OF THE TRUST

Trust Organization. Spartan Short-Intermediate Municipal Income Fund is a fund of Fidelity Municipal Trust, an open-end management investment company created under an initial declaration of trust dated June 22, 1984. Currently, there are six funds offered in the trust: Spartan Michigan Municipal Income Fund, Spartan Minnesota Municipal Income Fund, Spartan Municipal Income Fund, Spartan Ohio Municipal Income Fund, Spartan Pennsylvania Municipal Income Fund, and Spartan Short-Intermediate Municipal Income Fund. The Trustees are permitted to create additional funds in the trust and to create additional classes of the fund.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the trust shall be allocated between or among any one or more of the funds or classes.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

Voting Rights. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or, for Class A, Class T, Class C, and Institutional Class shares, conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodian. Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, independent registered public accounting firm, examines financial statements for the fund and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal year ended December 31, 2004, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference.

FUND HOLDINGS INFORMATION

The fund views material non-public holdings information as sensitive and limits the dissemination of such information to circumstances in which the recipient has a duty of confidentiality or in accordance with Board of Trustees-approved guidelines, as described below.

1. The fund will provide a full list of its holdings as of the end of the fund's fiscal quarter on www.advisor.fidelity.com (Literature and Fund) 60 days after its fiscal quarter-end.

2. The fund will provide material non-public holdings information to third-parties that, i) calculate information derived from holdings either for use by FMR or by firms that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), and ii) enter into agreements that specify that, (a) holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, (c) the firms certify their information security policies and procedures, and (d) the firms limit the nature and type of information that may be disclosed to third-parties.

3. Except as discussed below, the fund may provide to ratings and rankings organizations the same information at the same time it is filed with the SEC or one day after the information is provided on Fidelity's web site.

The information referenced in (1) above, will be available on the web site until updated for the next applicable period.

The entities that may receive the information described in (3) above are: Factset (full holdings daily, on the next day); iMoneynet (aggregate holdings weekly, one day after the end of the week); Kynex (full holdings weekly, one day after the end of the week); Vestek (full holdings, as of the end of the calendar quarter, 15 days after the calendar quarter-end); S&P (full holdings weekly, six days after the end of the week); Moody's Investor Services (full holdings weekly, six days after the end of the week); and Wall Street Concepts (REMIC securities quarterly, 15 days after calendar quarter-end).

In addition, material non-public holdings information may be provided as part of the normal investment activities of the fund to the following entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed: auditors; the custodians; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or the non-interested trustees; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation.

The fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the fund.

As authorized by the Board of Trustees, FMR's Disclosure Policy Committee, has established and administers guidelines found by the Board to be in the best interests of shareholders concerning the dissemination of fund holdings information, and resolution of conflicts of interest in connection with such disclosure, if any. The Disclosure Policy Committee reviews and decides on each information request and, if granted, how and by whom that information will be disseminated. The Disclosure Policy Committee is comprised of the fund's Treasurer and Deputy Treasurers and the executive officers of FMR. It reports to the Board of Trustees periodically. Any modifications to the guidelines require prior Board approval.

FMR, any affiliates, and the fund will not enter into any arrangements with third-parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, FMR desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the fund's SAI.

There is no assurance that the fund's policies on holdings information will protect the fund from the potential misuse of holdings by individuals or firms in possession of that information.

APPENDIX

On July 19, 2004, a class action complaint entitled Gilliam, et al. v. Fidelity Management & Research Co., FMR Co., Inc., FMR Corp., Fidelity Distributors Corp., et al. was filed in the U.S. District Court for the District of Massachusetts alleging, among other things, that the defendants failed to disclose revenue sharing and fund portfolio brokerage practices adequately in the prospectuses of certain Fidelity funds. The complaint, which names over 200 Fidelity funds as nominal defendants, seeks unspecified damages. Four additional lawsuits making similar allegations have been filed, and other similar cases may be filed in the future. Any recovery of damages would revert to the funds. Fidelity believes these allegations are without merit and intends to defend them vigorously.

Spartan, Fidelity Investments & (Pyramid) Design, Fidelity, and Magellan are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

Fidelity Municipal Trust
Post-Effective Amendment No. 100

PART C. OTHER INFORMATION

Item 22. Exhibits

(a) (1) Amended and Restated Declaration of Trust, dated January 16, 2002, is incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 93.

(2) Certificate of Amendment of the Declaration of Trust, dated April 14, 2004, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 99.

(b) Bylaws of the Trust, as amended and dated June 17, 2004, are incorporated herein by reference to Exhibit (b) of Fidelity Summer Street Trust's (File No. 002-58542) Post-Effective Amendment No. 63.

(c) Not applicable.

(d) (1) Management Contract, dated November 1, 1999, between Fidelity Municipal Trust on behalf of Spartan Michigan Municipal Income Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit d(1) of Post-Effective Amendment No. 92.

(2) Management Contract, dated November 1, 1999, between Fidelity Municipal Trust on behalf of Spartan Minnesota Municipal Income Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 95.

(3) Management Contract, dated February 28, 2000, between Fidelity Municipal Trust on behalf of Spartan Municipal Income Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit d(5) of Post-Effective Amendment No. 94.

(4) Management Contract, dated November 1, 1999, between Fidelity Municipal Trust on behalf of Spartan Ohio Municipal Income Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit d(3) of Post-Effective Amendment No. 92.

(5) Management Contract, dated November 1, 1999, between Fidelity Municipal Trust on behalf of Spartan Pennsylvania Municipal Income Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit d(4) of Post-Effective Amendment No. 92.

(6) Management Contract, dated February 28, 2001, between Fidelity Municipal Trust on behalf of Spartan Short-Intermediate Municipal Income Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit d(6) of Post-Effective Amendment No. 94.

(7) Sub-Advisory Agreement, dated January 1, 1999, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company on behalf of Spartan Michigan Municipal Income Fund is incorporated herein by reference to Exhibit d(5) of Post-Effective Amendment No. 89.

(8) Sub-Advisory Agreement, dated January 1, 1999, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company on behalf of Spartan Minnesota Municipal Income Fund is incorporated herein by reference to Exhibit d(6) of Post-Effective Amendment No. 89.

(9) Sub-Advisory Agreement, dated February 28, 2000, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company on behalf of Spartan Municipal Income Fund is incorporated herein by reference to Exhibit d(11) of Post-Effective Amendment No. 93.

(10) Sub-Advisory Agreement, dated January 1, 1999, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company on behalf of Spartan Ohio Municipal Income Fund is incorporated herein by reference to Exhibit d(9) of Post-Effective Amendment No. 94.

(11) Sub-Advisory Agreement, dated January 1, 1999, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company on behalf of Spartan Pennsylvania Municipal Income Fund is incorporated herein by reference to Exhibit d(8) of Post-Effective Amendment No. 89.

(12) Sub-Advisory Agreement, dated February 28, 2001, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company on behalf of Spartan Short-Intermediate Municipal Income Fund is incorporated herein by reference to Exhibit d(12) of Post-Effective Amendment No. 94.

(13) Master International Fixed-Income Research Agreement, dated October 1, 2003, between Fidelity Investments Money Management, Inc. and Fidelity International Investment Advisors, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(33) of Fidelity Charles Street Trust's (File No. 002-73133) Post-Effective Amendment No. 74.

(14) Schedule A, dated October 1, 2003, to the Master International Fixed-Income Research Agreement, dated October 1, 2003, between Fidelity Investments Money Management, Inc. and Fidelity International Investment Advisors, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(14) of Colchester Street Trust's (File No. 002-74808) Post-Effective Amendment No. 47.

(15) Fixed-Income Sub-Research Agreement, dated October 1, 2003, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(35) of Fidelity Charles Street Trust's (File No. 002-73133) Post-Effective Amendment No. 74.

(16) Schedule A, dated October 1, 2003, to the Fixed-Income Sub-Research Agreement, dated October 1, 2003, Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(16) of Colchester Street Trust's (File No. 002-74808) Post-Effective Amendment No. 47.

(e) (1) General Distribution Agreement, dated April 1, 1987, between Fidelity Michigan Tax-Free Portfolio (currently known as Spartan Michigan Municipal Income Fund) and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(e) of Post-Effective Amendment No. 67.

(2) General Distribution Agreement, dated April 1, 1987, between Fidelity Minnesota Tax-Free Portfolio (currently known as Spartan Minnesota Municipal Income Fund) and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(f) of Post-Effective Amendment No. 67.

(3) General Distribution Agreement, dated April 1, 1987, between Fidelity Ohio Tax-Free Portfolio (currently known as Spartan Ohio Municipal Income Fund) and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(d) of Post-Effective Amendment No. 67.

(4) General Distribution Agreement, dated April 1, 1987, between Fidelity Pennsylvania Tax-Free High Yield Portfolio (currently known as Spartan Pennsylvania Municipal Income Fund) and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(g) of Post-Effective Amendment No. 67.

(5) General Distribution Agreement, dated February 28, 2000, between Spartan Municipal Income Fund and Fidelity Distributors Corporationis incorporated herein by reference to Exhibit e(5) of Post-Effective Amendment No. 91.

(6) General Distribution Agreement, dated February 28, 2001, between Spartan Short-Intermediate Municipal Income Fund and Fidelity Distributors Corporationis incorporated herein by reference to Exhibit e(6) of Post-Effective Amendment No. 94.

(7) Amendment, dated January 1, 1988, to the General Distribution Agreement between Fidelity Michigan Tax-Free Portfolio (currently known as Spartan Michigan Municipal Income Fund), Fidelity Minnesota Tax-Free Portfolio (currently known as Spartan Minnesota Municipal Income Fund), Fidelity Ohio Tax-Free Portfolio (currently known as Spartan Ohio Municipal Income Fund), and Fidelity Pennsylvania Tax-Free High Yield Portfolio (currently known as Spartan Pennsylvania Municipal Income Fund) and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(b) of Fidelity Select Portfolios' (File No. 2-69972) Post-Effective Amendment No. 51.

(8) Amendments, dated March 14, 1996 and July 15, 1996, to the General Distribution Agreement between Fidelity Michigan Municipal Income Fund (currently known as Spartan Michigan Municipal Income Fund), Fidelity Minnesota Municipal Income Fund (currently known as Spartan Minnesota Municipal Income Fund), Fidelity Ohio Municipal Income Fund (currently known as Spartan Ohio Municipal Income Fund), and Spartan Pennsylvania Municipal Income Fund and Fidelity Distributors Corporation are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's (File No. 2-58774) Post-Effective Amendment No. 61 .

(9) Form of Selling Dealer Agreement (most recently revised July 2001) is incorporated herein by reference to Exhibit (e)(9) of Post-Effective Amendment No. 95.

(10) Form of Bank Agency Agreement (most recently revised July 2001) is incorporated herein by reference to Exhibit (e)(10) of Post-Effective Amendment No. 95.

(11) Form of Selling Dealer Agreement for Bank-Related Transactions (most recently revised July 2001) is incorporated herein by reference to Exhibit (e)(11) of Post-Effective Amendment No. 95.

(f) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 15, 1995 and amended through January 1, 2000, is incorporated herein by reference to Exhibit (f)(1) of Fidelity Massachusetts Municipal Trust's (File No. 2-75537) Post-Effective Amendment No. 39.

(g) (1) Custodian Agreement and Appendix C, dated July 1, 2001, between Citibank, N.A. and the Registrant are incorporated herein by reference to Exhibit (g)(9) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 49.

(2) Appendix A, dated October 20, 2004, to the Custodian Agreement, dated July 1, 2001, between Citibank, N.A. and the Registrant is incorporated herein by reference to Exhibit (g)(6) of Fidelity Financial Trust's (File. No. 002-79910) Post-Effective Amendment No. 42.

(3) Appendix B, dated August 24, 2004, to the Custodian Agreement, dated July 1, 2001, between Citibank, N.A. and the Registrant is incorporated herein by reference to Exhibit (g)(3) of Fidelity Union Street Trust II's (File No. 033-43757) Post-Effective Amendment No. 28.

(4) Appendix D, dated June 1, 2004, to the Custodian Agreement, dated July 1, 2001, between Citibank, N.A. and the Registrant is incorporated herein by reference to Exhibit (g)(8) of Fidelity Revere Street Trust's (File No. 811-07807) Amendment No. 20.

(h) Not applicable.

(i) (1) Legal Opinion of Shearman & Sterling LLP for Spartan Michigan Municipal Income Fund, Spartan Minnesota Municipal Income Fund, Spartan Municipal Income Fund, Spartan Ohio Municipal Income Fund, Spartan Pennsylvania Municipal Income Fund, and Spartan Short-Intermediate Municipal Income Fund, dated February 26, 2004, is incorporated herein by reference to Exhibit (i) of Post-Effective Amendment No. 98.

(2) Consent of Shearman & Sterling LLP, dated February 24, 2005, is filed herein as Exhibit (i)(2).

(j) Consent of PricewaterhouseCoopers LLP, dated February 24, 2005, is filed herein as Exhibit (j).

(k) Not applicable.

(l) Not applicable.

(m) (1) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Michigan Municipal Income Fund is incorporated herein by reference to Exhibit m(1) of Post-Effective Amendment No. 90

(2) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Minnesota Municipal Income Fund is incorporated herein by reference to Exhibit m(2) of Post-Effective Amendment No. 90.

(3) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Municipal Income Fund is incorporated herein by reference to Exhibit m(5) of Post-Effective Amendment No. 91.

(4) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Ohio Municipal Income Fund is incorporated herein by reference to Exhibit m(3) of Post-Effective Amendment No. 90.

(5) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Pennsylvania Municipal Income Fund is incorporated herein by reference to Exhibit m(4) of Post-Effective Amendment No. 90.

(6) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Short-Intermediate Municipal Income Fund is incorporated herein by reference to Exhibit m(6) of Post-Effective Amendment No. 93.

(7) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Short-Intermediate Municipal Income Fund: Fidelity Advisor Short-Intermediate Municipal Income Fund Class A is incorporated herein by reference to Exhibit (m)(7) of Post-Effective Amendment No. 97.

(8) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Short-Intermediate Municipal Income Fund: Fidelity Advisor Short-Intermediate Municipal Income Fund Class T is incorporated herein by reference to Exhibit (m)(8) of Post-Effective Amendment No. 97.

(9) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Short-Intermediate Municipal Income Fund: Fidelity Advisor Short-Intermediate Municipal Income Fund Class B is incorporated herein by reference to Exhibit (m)(9) of Post-Effective Amendment No. 97.

(10) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Short-Intermediate Municipal Income Fund: Fidelity Advisor Short-Intermediate Municipal Income Fund Class C is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment No. 97.

(11) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Short-Intermediate Municipal Income Fund: Fidelity Advisor Short-Intermediate Municipal Income Fund Institutional Class is incorporated herein by reference to Exhibit (m)(11) of Post-Effective Amendment No. 97.

(n) (1) Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Advisor Funds, dated November 18, 2004, on behalf of Fidelity Municipal Trust on behalf of Spartan Short-Intermediate Municipal Income Fund is incorporated herein by reference to Exhibit (n)(1) of Fidelity Investment Trust's (File No. 002-90649) Post-Effective Amendment No. 90.

(2) Schedule I, dated November 18, 2004, to Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Advisor Funds, dated November 18, 2004, on behalf of Fidelity Municipal Trust on behalf of Spartan Short-Intermediate Municipal Income Fund is incorporated herein by reference to Exhibit (n)(2) of Fidelity Investment Trust's (File No. 002-90649) Post-Effective Amendment No. 90.

(p) (1) Code of Ethics, dated January 1, 2005, adopted by each fund and Fidelity Management & Research Company, Fidelity Investments Money Management, Inc., and Fidelity Distributors Corporation pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(1) of Fidelity Financial Trust's (File No. 811-03587) Post-Effective Amendment No. 43.

(2) Code of Ethics, dated January 1, 2005, adopted by Fidelity International Limited (FIL), Fidelity International Investment Advisors, and Fidelity International Investment Advisors (U.K.) Limited pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(2) of Fidelity Financial Trust's (File No. 811-03587) Post-Effective Amendment No. 43.

Item 23. Trusts Controlled by or under Common Control with this Trust

The Board of Trustees of the Trust is the same as the board of other Fidelity funds, each of which has Fidelity Management & Research Company, or an affiliate, as its investment adviser. In addition, the officers of the Trust are substantially identical to those of the other Fidelity funds. Nonetheless, the Trust takes the position that it is not under common control with other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.

Item 24. Indemnification

Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Pursuant to the agreement by which Fidelity Service Company, Inc. ("FSC") is appointed sub-transfer agent, the Transfer Agent agrees to indemnify FSC for FSC's losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses) (losses) to the extent that the Transfer Agent is entitled to and receives indemnification from the Fund for the same events. Under the Transfer Agency Agreement, the Trust agrees to indemnify and hold the Transfer Agent harmless against any losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from:

(1) any claim, demand, action or suit brought by any person other than the Trust, including by a shareholder, which names the Transfer Agent and/or the Trust as a party and is not based on and does not result from the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the Transfer Agent's performance under the Transfer Agency Agreement; or

(2) any claim, demand, action or suit (except to the extent contributed to by the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of its duties) which results from the negligence of the Trust, or from the Transfer Agent's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Trust, or as a result of the Transfer Agent's acting in reliance upon advice reasonably believed by the Transfer Agent to have been given by counsel for the Trust, or as a result of the Transfer Agent's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. ("FIIOC") is appointed sub-transfer agent, the Transfer Agent agrees to indemnify FIIOC for FIIOC's losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses) (losses) to the extent that the Transfer Agent is entitled to and receives indemnification from the Fund for the same events. Under the Transfer Agency Agreement, the Trust agrees to indemnify and hold the Transfer Agent harmless against any losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from:

(1) any claim, demand, action or suit brought by any person other than the Trust, including by a shareholder, which names the Transfer Agent and/or the Trust as a party and is not based on and does not result from the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the Transfer Agent's performance under the Transfer Agency Agreement; or

(2) any claim, demand, action or suit (except to the extent contributed to by the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of its duties) which results from the negligence of the Trust, or from the Transfer Agent's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Trust, or as a result of the Transfer Agent's acting in reliance upon advice reasonably believed by the Transfer Agent to have been given by counsel for the Trust, or as a result of the Transfer Agent's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Item 25. Business and Other Connections of Investment Advisers

(1) FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)

FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d

Chairman of the Board and Director of Fidelity Management & Research Company (FMR), FMR Co., Inc. (FMRC), Fidelity Management & Research (Far East) Inc. (FMR Far East), and Fidelity Investments Money Management, Inc. (FIMM); Chief Executive Officer, Chairman of the Board, and Director of FMR Corp.; Trustee of funds advised by FMR.

Abigail P. Johnson	President and Director of FMR, FMRC, and FIMM; Senior Vice President and Trustee of funds advised by FMR; Director of FMR Corp.

Thomas Allen	Vice President of FMR, FMRC, and a fund advised by FMR.

Paul Antico	Vice President of FMR, FMRC, and a fund advised by FMR.

Ramin Arani	Vice President of FMR, FMRC, and a fund advised by FMR.

John Avery	Vice President of FMR, FMRC, and a fund advised by FMR.

David Bagnani	Vice President of FMR and FMRC (2004).

Robert Bertelson	Vice President of FMR, FMRC, and a fund advised by FMR.

Stephen Binder	Vice President of FMR, FMRC and a fund advised by FMR.

William Bower	Vice President of FMR, FMRC, and funds advised by FMR.

Philip L. Bullen

Senior Vice President of FMR and FMRC; Vice President of certain Equity funds advised by FMR; President and Director of FMR Far East and Fidelity Management & Research (U.K.) Inc. (FMR U.K.); Director of Strategic Advisers, Inc.

Steve Buller	Vice President of FMR, FMRC, and funds advised by FMR.

John J. Burke	Vice President of FMR (2004).
John H. Carlson	Senior Vice President of FMR and FMRC (2003); Vice President of funds advised by FMR; Previously served as Vice President of FMR and FMRC (2003).

James Catudal	Vice President of FMR, FMRC, and a fund advised by FMR.

Ren Y. Cheng	Vice President of FMR, FMRC, and funds advised by FMR.

C. Robert Chow	Vice President of FMR, FMRC, and a fund advised by FMR.

Dwight D. Churchill	Senior Vice President of FMR and FIMM and Vice President of Fixed-Income funds advised by FMR.

Timothy Cohen	Vice President of FMR, FMRC (2003), and a fund advised by FMR.

Katherine Collins	Senior Vice President of FMR and FMRC (2003); Previously served as Vice President of FMR and FMRC (2003).

Michael Connolly	Vice President of FMR and FMRC.

Matthew Conti	Vice President of FMR, FMRC (2003), and funds advised by FMR.

William Danoff	Senior Vice President of FMR, FMRC, and Vice President of funds advised by FMR.

Joseph Day	Vice President of FMR and FMRC (2003).

Scott E. DeSano	Senior Vice President of FMR and FMRC.

Penelope Dobkin	Vice President of FMR, FMRC, and a fund advised by FMR.

Julie Donovan	Vice President of FMR and FMRC (2003).

Walter C. Donovan	Senior Vice President of FMR and FMRC (2003); Previously served as Vice President of FMR and FMRC (2003).

Bettina Doulton	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

Stephen DuFour	Vice President of FMR, FMRC, and funds advised by FMR.
William Eigen	Vice President of FMR, FMRC, Strategic Advisers, Inc. (2004), and funds advised by FMR.
Michael Elizondo	Vice President of FMR and FMRC (2004).

Bahaa Fam	Vice President of FMR, FMRC, and funds advised by FMR.

Robert Scott Feldman	Vice President of FMR and FMRC (2003).

Richard B. Fentin	Senior Vice President of FMR and FMRC and Vice President of a fund advised by FMR.

Keith Ferguson	Vice President of FMR and FMRC (2003).

Karen Firestone	Vice President of FMR, FMRC, and funds advised by FMR.

Jay Freedman	Assistant Secretary of FMR, FMRC and Fidelity Distributors Corporation (FDC); Secretary of FMR U.K., FMR Far East, FIMM, Strategic Advisers, Inc., and FMR Corp.
Christopher J. Goudie	Vice President of FMR and FMRC (2004).

Bart A. Grenier	Senior Vice President of FMR and FMRC; Vice President of certain Equity and High Income funds advised by FMR; President and Director of Strategic Advisers, Inc.

Robert J. Haber	Senior Vice President of FMR and FMRC.

Richard C. Habermann	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

John F. Haley	Vice President of FMR and FMRC (2003).

Karen Hammond

Assistant Treasurer of FMR, FMRC, FMR U.K., FMR Far East, and FIMM (2003); Vice President of FMR U.K., FMR Far East, FIMM, and Strategic Advisers, Inc. (2003); Treasurer of Strategic Advisers, Inc. and FMR Corp. (2003).

Brian J. Hanson	Vice President of FMR and FMRC (2004).
James Harmon	Vice President of FMR, FMRC, and funds advised by FMR.

Lionel Harris	Previously served as Vice President of FMR and FMRC (2003).

Ian Hart	Vice President of FMR, FMRC and funds advised by FMR.

John Hebble	Vice President of FMR (2003).

Timothy Heffernan	Vice President of FMR and FMRC (2003).

Thomas Hense	Vice President of FMR and FMRC.

Cesar Hernandez	Vice President of FMR and FMRC.

Bruce T. Herring	Vice President of FMR and FMRC.

Adam Hetnarski	Vice President of FMR, FMRC, and funds advised by FMR.

Frederick D. Hoff, Jr.	Vice President of FMR, FMRC, and a fund advised by FMR.

Brian Hogan	Vice President of FMR and FMRC.

Michael T. Jenkins	Vice President of FMR and FMRC (2004).
David B. Jones	Vice President of FMR.

Rajiv Kaul	Vice President of FMR, FMRC (2003), and funds advised by FMR.

Steven Kaye	Senior Vice President of FMR and FMRC and Vice President of a fund advised by FMR.
Jonathan Kelly	Vice President of FMR and FMRC (2003).
William Kennedy	Vice President of FMR, FMRC, and funds advised by FMR.

Francis V. Knox, Jr.	Vice President of FMR; Assistant Treasurer of funds advised by FMR.

Harry W. Lange	Vice President of FMR, FMRC, and funds advised by FMR.

Harley Lank	Vice President of FMR and FMRC.

Maxime Lemieux	Vice President of FMR, FMRC, and a fund advised by FMR.

Harris Leviton	Vice President of FMR, FMRC, and funds advised by FMR.

Douglas Lober	Vice President of FMR and FMRC (2003).

Peter S. Lynch	Vice Chairman and Director of FMR and FMRC and member of the Advisory Board of funds advised by FMR (2003). Previously served as Trustee of funds advised by FMR (2003).

James MacDonald	Senior Vice President of FMR.

Robert B. MacDonald	Previously served as Vice President of FMR and FMRC (2004); Vice President of Strategic Advisers, Inc. (2004).

Richard R. Mace	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

Charles A. Mangum	Vice President of FMR, FMRC, and funds advised by FMR.

Kevin McCarey	Vice President of FMR, FMRC, and funds advised by FMR.

Christine McConnell	Vice President of FMR, FMRC (2003), and funds advised by FMR.

John B. McDowell	Senior Vice President of FMR and FMRC and Vice President of certain Equity funds advised by FMR.

Neal P. Miller	Vice President of FMR, FMRC, and a fund advised by FMR.
Peter J. Millington	Vice President of FMR and FMRC (2004).

Jeffrey Mitchell	Vice President of FMR and FMRC (2003).

Eric M. Mollenhauer	Vice President of FMR and FMRC (2004).
Charles S. Morrison	Vice President of FMR and Bond funds advised by FMR; Senior Vice President of FIMM (2003); Previously served as Vice President of FIMM (2003).

David L. Murphy	Vice President of FMR and Money Market funds advised by FMR; Senior Vice President of FIMM (2003); Previously served as Vice President of FIMM (2003).

Mark Notkin	Vice President of FMR, FMRC, and funds advised by FMR.

Scott Offen	Vice President of FMR, FMRC (2003), and a fund advised by FMR.
Fatima Penrose	Vice President of FMR (2004).

Stephen Petersen	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.
John R. Porter	Vice President of FMR and FMRC (2004).

Keith Quinton	Vice President of FMR and FMRC.

Alan Radlo	Vice President of FMR and FMRC.

Larry Rakers	Vice President of FMR and FMRC.
William R. Ralls	Vice President of FMR (2004).

Christine Reynolds	Vice President of FMR (2003); President and Treasurer of funds advised by FMR (2004); Anti-Money Laundering Officer (2004).

Kennedy Richardson	Vice President of FMR and FMRC.

Clare S. Richer	Senior Vice President of FMR.

Eric D. Roiter

Vice President, General Counsel, and Secretary of FMR and FMRC; Secretary of funds advised by FMR; Assistant Secretary of FMR U.K., FMR Far East, and FIMM; Previously served as Vice President and Secretary of FDC (2005).

Stephen Rosen	Vice President of FMR, FMRC (2004), and a fund advised by FMR.

Louis Salemy	Vice President of FMR, FMRC, and funds advised by FMR.

Lee H. Sandwen	Vice President of FMR and FMRC.

Peter Saperstone	Vice President of FMR, FMRC, and a fund advised by FMR.

Beso Sikharulidze	Vice President of FMR, FMRC, and a fund advised by FMR.

Carol A. Smith-Fachetti	Vice President of FMR and FMRC.

Steven J. Snider	Vice President of FMR, FMRC, and a fund advised by FMR.

Mark P. Snyderman	Vice President of FMR, FMRC (2004), and a fund advised by FMR.

Thomas T. Soviero	Vice President of FMR, FMRC, and a fund advised by FMR.

Robert E. Stansky	Senior Vice President of FMR and FMRC and Vice President of a fund advised by FMR.

Nicholas E. Steck	Vice President of FMR (2003); Compliance Officer of FMR U.K., FMR Far East, and FMR Corp.

Susan Sturdy	Assistant Secretary of FMR, FMRC, FMR U.K., FMR Far East, FIMM, Strategic Advisers, Inc., FDC, and FMR Corp.

Yolanda Taylor	Vice President of FMR and FMRC.

Victor Thay	Vice President of FMR, FMRC (2003), and a fund advised by FMR.

Joel C. Tillinghast	Senior Vice President of FMR, FMRC, and Vice President of a fund advised by FMR.
Matthew C. Torrey	Vice President of FMR and FMRC (2004).

Robert Tuckett	Vice President of FMR.

Jennifer Uhrig	Vice President of FMR, FMRC, and funds advised by FMR.

George A. Vanderheiden	Senior Vice President of FMR and FMRC.

Robert B. Von Rekowsky	Vice President of FMR and FMRC (2004).
J. Gregory Wass	Assistant Treasurer of FMR, FMRC, FMR U.K., FMR Far East, FIMM, Strategic Advisers, Inc., FDC and FMR Corp. (2003); Vice President, Taxation, of FMR Corp.

Jason Weiner	Vice President of FMR, FMRC, and funds advised by FMR.

Ellen Wilson	Previously served as Vice President of FMR (2004); Executive Vice President, Human Resources, of FMR Corp. (2004).

Steven S. Wymer	Vice President of FMR, FMRC, and a fund advised by FMR.

JS Wynant	Vice President of FMR and FMRC; Treasurer of FMR, FMRC, FMR U.K., FMR Far East, and FIMM.
Derek L. Young	Vice President of FMR and FMRC (2004).

(2) FIDELITY INVESTMENTS MONEY MANAGEMENT, INC. (FIMM)

FIMM provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d	Chairman of the Board and Director of FIMM, FMR, FMRC, and FMR Far East; Chief Executive Officer, Chairman of the Board and Director of FMR Corp.; Trustee of funds advised by FMR.

Abigail P. Johnson	President and Director of FIMM, FMR, and FMRC; Senior Vice President and Trustee of funds advised by FMR; Director of FMR Corp.

Dwight D. Churchill	Senior Vice President of FIMM and FMR and Vice President of Fixed-Income funds advised by FMR.

Jay Freedman	Secretary of FIMM, FMR U.K., FMR Far East, Strategic Advisers, Inc., and FMR Corp.; Assistant Secretary of FMR, FMRC, and FDC.

Stanley N. Griffith	Previously served as Assistant Secretary of FIMM, and Assistant Vice President of Fixed-Income funds advised by FMR (2003).

Karen Hammond

Assistant Treasurer of FIMM, FMR, FMRC, FMR U.K., and FMR Far East (2003); Vice President of FIMM, FMR U.K., FMR Far East, and Strategic Advisers, Inc. (2003); Treasurer of Strategic Advisers, Inc. and FMR Corp. (2003).

Charles S. Morrison	Senior Vice President of FIMM (2003); Vice President of FMR and Bond funds advised by FMR; Previously served as Vice President of FIMM (2003).

David L. Murphy	Senior Vice President of FIMM (2003); Vice President of FMR and Money Market funds advised by FMR; Previously served as Vice President of FIMM (2003).

Eric D. Roiter

Assistant Secretary of FIMM, FMR U.K., and FMR Far East; Vice President, General Counsel, and Secretary of FMR and FMRC; Secretary of funds advised by FMR; Previously served as Vice President and Secretary of FDC (2005).

Susan Sturdy	Assistant Secretary of FIMM, FMR, FMRC, FMR U.K., FMR Far East, Strategic Advisers, Inc., FDC, and FMR Corp.

J. Gregory Wass	Assistant Treasurer of FIMM, FMR, FMRC, FMR U.K., FMR Far East, Strategic Advisers, Inc., FDC and FMR Corp. (2003); Vice President, Taxation, of FMR Corp.

JS Wynant	Treasurer of FIMM, FMR, FMRC, FMR U. K., and FMR Far East; Vice President of FMR and FMRC.

(3) FIDELITY INTERNATIONAL INVESTMENT ADVISORS (FIIA)

The directors and officers of FIIA have held, during the past two fiscal years, the following positions of a substantial nature.

Simon Fraser

Director and President of FIIA; Director, Chairman of the Board, Chief Executive Officer of FMR U.K.; and Director and Chief Executive Officer of FIIA(U.K.)L; Previously served as Senior Vice President of FMR U.K. (2003).

Brett Goodin	Director of FIIA.

Michael Gordon	Director of FIIA (2002).

Simon M. Haslam	Director of FIIA and FIJ.

Matthew Heath	Previously served as Secretary of FIIA (2004).

David Holland	Director and Vice President of FIIA.

Frank Mutch	Director of FIIA.

David J. Saul	Director of FIIA.

Peter Phillips	Director of FIIA.

Rosalie Powell	Assistant Secretary of FIIA.

Graham Seed	Secretary of FIIA (2004).
Andrew Steward	Chief Financial Officer of FIIA; Director of FIIA(U.K.)L and FIGEST (2004).
Robert Stewart	Director of FIIA (2004).
Nigel White	Chief Compliance Officer of FIIA (2004).

(4) FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED (FIIA(U.K.)L)

The directors and officers of FIIA(U.K.)L have held, during the past two fiscal years, the following positions of a substantial nature.

Gareth Adams	Previously served as Director of FIIA(U.K.)L (2003).

Simon Fraser

Director and Chief Executive Officer of FIIA(U.K.)L; Director and President of FIIA; Director, Chairman of the Board, Chief Executive Officer of FMR U.K.; Previously served as Senior Vice President of FMR U.K. (2003).

Ian Jone	Chief Compliance Officer of FIIA(U.K.)L (2004).

Andrew Steward	Director of FIIA(U.K.)L and FIGEST (2004); Chief Financial Officer of FIIA.

Ann Stock	Director of FIIA(U.K.)L (2003).

Richard Wane	Director of FIIA(U.K.)L (2003).

Principal business addresses of the investment adviser, sub-advisers and affiliates.

Fidelity Management & Research Company (FMR)
One Federal Street
Boston, MA 02109

FMR Co., Inc. (FMRC)
One Federal Street
Boston, MA 02109

Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
One Federal Street
Boston, MA 02109

Fidelity Management & Research (Far East) Inc. (FMR Far East)
One Federal Street
Boston, MA 02109

Fidelity Investments Money Management, Inc. (FIMM)
One Spartan Way
Merrimack, NH 03054

Fidelity International Investment Advisors (FIIA)
Pembroke Hall,
42 Crow Lane,
Pembroke HM19, Bermuda

Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L)
25 Cannon Street
London, England EC4M5TA

Fidelity Investments Japan Limited (FIJ)
Shiroyama JT Trust Tower
3-1, Toranomon 4-chome, Minato-ku,
Tokyo, Japan 105-6019

Fidelity Gestion (FIGEST)
Washington Plaza
29 rue de Berri
Paris, France 75008

Strategic Advisers, Inc.
82 Devonshire Street
Boston, MA 02109

FMR Corp.
82 Devonshire Street
Boston, MA 02109

Fidelity Distributors Corporation (FDC)
82 Devonshire Street
Boston, MA 02109

Item 26. Principal Underwriters

(a) Fidelity Distributors Corporation (FDC) acts as distributor for all funds advised by FMR or an affiliate.

(b)
Name and Principal	Positions and Offices	Positions and Offices
Business Address*	with Underwriter	with Fund
Jeffrey Carney	Director and President (2003)	None
Susan Boudrot	Chief Compliance Officer (2004)	None
Jay Freedman	Assistant Secretary	None
Stuart Fross	Vice President and Secretary (2005)	None
Jane Greene	Treasurer and Controller	None
Donald C. Holborn	Executive Vice President	None
William F. Loehning	Executive Vice President (2003)	None
Ellyn A. McColgan	Director	None
Susan Sturdy	Assistant Secretary	None
J. Gregory Wass	Assistant Treasurer	None

* 82 Devonshire Street, Boston, MA

(c) Not applicable.

Item 27. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company, Fidelity Service Company, Inc. or Fidelity Investments Institutional Operations Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' custodian, Citibank, N.A., 111 Wall Street, New York, NY.

Item 28. Management Services

Not applicable.

Item 29. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 100 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 24th day of February 2005.

Fidelity Municipal Trust
	By	/s/Christine Reynolds
||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||		Christine Reynolds, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/Christine Reynolds		President and Treasurer	February 24, 2005
Christine Reynolds		(Principal Executive Officer)

/s/Timothy F. Hayes		Chief Financial Officer	February 24, 2005
Timothy F. Hayes		(Principal Financial Officer)

/s/Edward C. Johnson 3d	(dagger)	Trustee	February 24, 2005
Edward C. Johnson 3d

/s/Abigail P. Johnson		Trustee	February 24, 2005
Abigail P. Johnson

/s/Laura B. Cronin	*	Trustee	February 24, 2005
Laura B. Cronin

/s/Dennis J. Dirks	*	Trustee	February 24, 2005
Dennis J. Dirks

/s/Robert M. Gates	*	Trustee	February 24, 2005
Robert M. Gates

/s/George H. Heilmeier	*	Trustee	February 24, 2005
George H. Heilmeier

/s/Marie L. Knowles	*	Trustee	February 24, 2005
Marie L. Knowles

/s/Ned C. Lautenbach	*	Trustee	February 24, 2005
Ned C. Lautenbach

/s/Marvin L. Mann	*	Trustee	February 24, 2005
Marvin L. Mann

/s/William O. McCoy	*	Trustee	February 24, 2005
William O. McCoy

/s/Robert L. Reynolds	*	Trustee	February 24, 2005
Robert L. Reynolds

/s/Cornelia M. Small	*	Trustee	February 24, 2005
Cornelia M. Small

/s/William S. Stavropoulos	*	Trustee	February 24, 2005
William S. Stavropoulos

/s/Kenneth L. Wolfe	*	Trustee	February 24, 2005
Kenneth L. Wolfe

(dagger)Signature affixed by Abigail P. Johnson, pursuant to a power of attorney dated June 14, 2001 and filed herewith.

* By: /s/Margery K. Neale
Margery K. Neale, pursuant to a power of attorney dated January 1, 2005 and filed herewith.

POWER OF ATTORNEY

I, the undersigned President and Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Colchester Street Trust

Fidelity Aberdeen Street Trust

Fidelity Advisor Series I

Fidelity Advisor Series II

Fidelity Advisor Series III

Fidelity Advisor Series IV

Fidelity Advisor Series VI

Fidelity Advisor Series VII

Fidelity Advisor Series VIII

Fidelity Beacon Street Trust

Fidelity Boston Street Trust

Fidelity California Municipal Trust

Fidelity California Municipal Trust II

Fidelity Capital Trust

Fidelity Charles Street Trust

Fidelity Commonwealth Trust

Fidelity Concord Street Trust

Fidelity Congress Street Fund

Fidelity Contrafund

Fidelity Court Street Trust

Fidelity Court Street Trust II

Fidelity Covington Trust

Fidelity Destiny Portfolios

Fidelity Devonshire Trust

Fidelity Exchange Fund

Fidelity Financial Trust

Fidelity Fixed-Income Trust

Fidelity Garrison Street Trust

Fidelity Government Securities Fund

Fidelity Hastings Street Trust

Fidelity Hereford Street Trust

Fidelity Income Fund

Fidelity Institutional Tax-Exempt Cash Portfolios

Fidelity Investment Trust

Fidelity Magellan Fund

Fidelity Massachusetts Municipal Trust

Fidelity Money Market Trust

Fidelity Mt. Vernon Street Trust

Fidelity Municipal Trust

Fidelity Municipal Trust II

Fidelity New York Municipal Trust

Fidelity New York Municipal Trust II

Fidelity Oxford Street Trust

Fidelity Phillips Street Trust

Fidelity Puritan Trust

Fidelity Revere Street Trust

Fidelity School Street Trust

Fidelity Securities Fund

Fidelity Select Portfolios

Fidelity Summer Street Trust

Fidelity Trend Fund

Fidelity U.S. Investments-Bond Fund, L.P.

Fidelity U.S. Investments-Government Securities

Fund, L.P.

Fidelity Union Street Trust

Fidelity Union Street Trust II

Newbury Street Trust

Variable Insurance Products Fund

Variable Insurance Products Fund II

Variable Insurance Products Fund III

Variable Insurance Products Fund IV

in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Abigail P. Johnson my true and lawful attorney-in-fact, with full power of substitution, and with full power to said attorney-in-fact to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after June 15, 2001.

WITNESS my hand on the date set forth below.

/s/Edward C. Johnson 3d	June 14, 2001
Edward C. Johnson 3d

POWER OF ATTORNEY

We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Colchester Street Trust

Fidelity Aberdeen Street Trust

Fidelity Advisor Series I

Fidelity Advisor Series II

Fidelity Advisor Series IV

Fidelity Advisor Series VII

Fidelity Advisor Series VIII

Fidelity Beacon Street Trust

Fidelity Boston Street Trust

Fidelity Boylston Street Trust

Fidelity California Municipal Trust

Fidelity California Municipal Trust II

Fidelity Capital Trust

Fidelity Charles Street Trust

Fidelity Commonwealth Trust

Fidelity Concord Street Trust

Fidelity Congress Street Fund

Fidelity Contrafund

Fidelity Court Street Trust

Fidelity Court Street Trust II

Fidelity Covington Trust

Fidelity Destiny Portfolios

Fidelity Devonshire Trust

Fidelity Exchange Fund

Fidelity Financial Trust

Fidelity Fixed-Income Trust

Fidelity Garrison Street Trust

Fidelity Hanover Street Trust

Fidelity Hastings Street Trust

Fidelity Hereford Street Trust

Fidelity Income Fund

Fidelity Investment Trust

Fidelity Magellan Fund

Fidelity Massachusetts Municipal Trust

Fidelity Money Market Trust

Fidelity Mt. Vernon Street Trust

Fidelity Municipal Trust

Fidelity Municipal Trust II

Fidelity New York Municipal Trust

Fidelity New York Municipal Trust II

Fidelity Oxford Street Trust

Fidelity Phillips Street Trust

Fidelity Puritan Trust

Fidelity Revere Street Trust

Fidelity School Street Trust

Fidelity Securities Fund

Fidelity Select Portfolios

Fidelity Summer Street Trust

Fidelity Trend Fund

Fidelity Union Street Trust

Fidelity Union Street Trust II

Newbury Street Trust

Variable Insurance Products Fund

Variable Insurance Products Fund II

Variable Insurance Products Fund III

Variable Insurance Products Fund IV

plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individuals serve as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby revoke all previous powers of attorney we have given to sign and otherwise act in our names and behalf in matters involving the Funds and hereby constitute and appoint Barry P. Barbash, Maria Gattuso, Craig S. Tyle, Margery K. Neale and Karen H. McMillan, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 2005.

WITNESS our hands on this first day of January 2005.

/s/Laura B. Cronin	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	/s/Marvin L. Mann
Laura B. Cronin		Marvin L. Mann
/s/Dennis J. Dirks		/s/William O. McCoy
Dennis J. Dirks		William O. McCoy
/s/Robert M. Gates		/s/Robert L. Reynolds
Robert M. Gates		Robert L. Reynolds
/s/George H. Heilmeier		/s/Cornelia M. Small
George H. Heilmeier		Cornelia M. Small
/s/Abigail P. Johnson		/s/William S. Stavropoulos
Abigail P. Johnson		William S. Stavropoulos
/s/Marie L. Knowles		/s/Kenneth L. Wolfe
Marie L. Knowles		Kenneth L. Wolfe
/s/Ned C. Lautenbach
Ned C. Lautenbach